  As filed with the U.S. Securities and Exchange Commission on April 25, 2007
                          Registration No. 333-100567
                ----------------------------------------------
                    U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              ------------------
                                    FORM N-6
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                       POST EFFECTIVE AMENDMENT NO.6 [X]

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                              AMENDMENT NO. 8 [X]

        John Hancock Life Insurance Company (U.S.A.) SEPARATE ACCOUNT N
                           (Exact Name of Registrant)

                 John Hancock Life Insurance Company (U.S.A.)
                              (Name of Depositor)

                              197 Clarendon Street
                               Boston, MA 02117
         (Complete address of depositor's principal executive offices)

                  Depositor's Telephone Number: 617-572-6000
                              ------------------
                             JAMES C. HOODLET, ESQ.
                 John Hancock Life Insurance Company (U.S.A.)
                             U.S. Protection - LAW
                               JOHN HANCOCK PLACE
                                BOSTON, MA 02117
                (Name and complete address of agent for service)
                              ------------------
                                    Copy to:
                            THOMAS C. LAUERMAN, ESQ.
                                Jorden Burt LLP
                       1025 Thomas Jefferson Street, N.W.
                                 Suite 400 East
                          Washington, D.C. 20007-5208
                              ------------------
It is proposed that this filing will become effective (check appropriate box)

[ ] immediately upon filing pursuant to paragraph (b) of Rule 485
[ X ] on May 1, 2007 pursuant to paragraph (b) of Rule 485
[ ] 60 days after filing pursuant to paragraph (a) (1) of Rule 485
[ ] on (date) pursuant to paragraph (a) (1) of Rule 485

If appropriate check the following box

[ ] this post-effective amendment designates a new effective date for a previously filed amendment

Pursuant to the provisions of Rule 24f-2, Registrant has registered an indefinite amount of the securities under the Securities Act of 1933.

                         Prospectus dated May 1, 2007
                 John Hancock Life Insurance Company (U.S.A.)
                              Separate Account N
                                 Corporate VUL
               A Flexible Premium Variable Life Insurance Policy

Science & Technology           American Growth            American Growth-Income
Emerging Markets Value         U.S. Global Leaders Growth Equity-Income
Pacific Rim                    Quantitative All Cap       American Blue Chip Income & Growth
Health Sciences                All Cap Core               Income & Value
Emerging Growth                Total Stock Market Index   PIMCO VIT All Asset
Emerging Small Company         Blue Chip Growth           Global Allocation
Small Cap                      U.S. Large Cap             High Yield
Small Cap Index                Core Equity                U.S. High Yield Bond
Dynamic Growth                 Large Cap Value            Strategic Bond
Mid Cap Stock                  Classic Value              Strategic Income
Natural Resources              Utilities                  Global Bond
All Cap Growth                 Real Estate Securities     Investment Quality Bond
Financial Services             Small Cap Opportunities    Total Return
International Opportunities    Small Company Value        American Bond
International Small Cap        Special Value              Real Return Bond
International Equity Index A   Mid Cap Value              Core Bond
American International         Value                      Active Bond
International Value            All Cap Value              U.S. Government Securities
International Core             500 Index                  Money Market
Quantitative Mid Cap           500 Index B                Lifestyle Aggressive
Mid Cap Index                  Fundamental Value          Lifestyle Growth
Mid Cap Intersection           U.S. Core                  Lifestyle Balanced
Global                         Large Cap                  Lifestyle Moderate
Capital Appreciation           Quantitative Value         Lifestyle Conservative

                            * * * * * * * * * * * *

The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

CVUL03 5/2007

                               TABLE OF CONTENTS

RISKS/BENEFITS SUMMARY                                                       3
   Benefits................................................................  3
   Risks...................................................................  4
FEE TABLE..................................................................  4
TABLE OF INVESTMENT OPTIONS AND INVESTMENT SUBADVISERS..................... 11
POLICY SUMMARY............................................................. 20
   General................................................................. 20
   Death Benefits.......................................................... 20
   Premiums................................................................ 21
   Policy Value............................................................ 21
   Policy Loans............................................................ 21
   Surrender and Partial Withdrawals....................................... 21
   Lapse and Reinstatement................................................. 21
   Charges and Deductions.................................................. 22
   Investment Options and Investment Subadvisers........................... 22
   Investment Management Fees and Expenses................................. 22
GENERAL INFORMATION ABOUT JOHN HANCOCK USA, RATINGS AND THE SEPARATE
  ACCOUNT.................................................................. 22
   John Hancock USA........................................................ 22
   Ratings................................................................. 23
   The Separate Account.................................................... 23
ISSUING A POLICY........................................................... 23
   Use of the Policy....................................................... 23
   Requirements............................................................ 24
   Temporary Insurance Agreement........................................... 24
   Underwriting............................................................ 24
   Right to Examine the Policy............................................. 25
   Life Insurance Qualification............................................ 25
DEATH BENEFITS............................................................. 26
   Flexible Term Insurance Option Rider.................................... 27
   Death Benefit Options................................................... 28
   Changing the Death Benefit Option....................................... 29
   Changing the Face Amount and Scheduled Death Benefits................... 30
PREMIUM PAYMENTS........................................................... 32
   Initial Premiums........................................................ 32
   Subsequent Premiums..................................................... 32
   Premium Limitations..................................................... 33
   Premium Allocation...................................................... 33
CHARGES AND DEDUCTIONS..................................................... 33
   Premium Load............................................................ 33
   Sales Load or Surrender Charge.......................................... 33
   Monthly Deductions...................................................... 35
   Asset Based Risk Charge Deducted from Investment Accounts............... 36
   Investment Management Fees and Expenses................................. 36
   Reduction in Charges and Enhanced Surrender Values...................... 37
COMPANY TAX CONSIDERATIONS................................................. 37
POLICY VALUE............................................................... 37
   Determination of the Policy Value....................................... 37
   Units and Unit Values................................................... 37
   Transfers of Policy Value............................................... 38

POLICY LOANS..................................................................   39
Interest Charged on Policy Loans..............................................   40
Loan Account..................................................................   40
POLICY SURRENDER AND PARTIAL WITHDRAWALS......................................   40
Policy Surrender..............................................................   41
Partial Withdrawals...........................................................   41
LAPSE AND REINSTATEMENT.......................................................   41
Lapse.........................................................................   41
Reinstatement.................................................................   41
THE GENERAL ACCOUNT...........................................................   41
Fixed Account.................................................................   42
OTHER PROVISIONS OF THE POLICY................................................   42
Policy owner Rights...........................................................   42
Beneficiary...................................................................   43
Incontestability..............................................................   43
Misstatement of Age or Sex....................................................   43
Suicide Exclusion.............................................................   43
Supplementary Benefits........................................................   43
TAX TREATMENT OF THE POLICY...................................................   43
OTHER INFORMATION.............................................................   47
Payment of Proceeds...........................................................   47
Reports to Policy owners......................................................   47
Distribution of the Policies..................................................   47
Responsibilities of John Hancock USA..........................................   49
Voting Rights.................................................................   49
Substitution of Portfolio Shares..............................................   49
Records and Accounts..........................................................   50
State Regulation..............................................................   50
Further Information...........................................................   50
Financial Statements..........................................................   50
APPENDIX A: DEFINITIONS.......................................................   50

   This prospectus does not constitute an offering in any jurisdiction in which such offering may not lawfully be made. No person is authorized to make any representations in connection with this offering other than those contained in this prospectus, the portfolios prospectuses, or the corresponding Statements of Additional Information.

   The purpose of this variable life insurance policy is to provide insurance protection for the beneficiary named therein. No claim is made that this variable life insurance policy is in any way similar or comparable to a systematic investment plan of a mutual fund.

   Examine this prospectus carefully. The Policy Summary will briefly describe the policy. More detailed information will be found further in the prospectus.

                            RISKS/BENEFITS SUMMARY

Benefits

Some of the benefits of purchasing the policy are described below. Death Benefit Protection. This prospectus describes a flexible premium variable life insurance policy, which provides for a death benefit payable to the beneficiary of the policy upon the death of the insured. Variable life insurance is a flexible tool for financial and investment planning for persons needing death benefit protection. You should consider other forms of investments if death benefit protection is not one of your financial planning objectives, as there are additional costs and expenses in providing the insurance.

   Access To Your Policy Values. Variable life insurance offers access to Policy Value. You may borrow against your policy, or surrender all, or a portion of your policy through a partial withdrawal. There are limitations on partial withdrawals. See "Policy Surrender and Partial Withdrawals" for further information.

   Tax Deferred Accumulation. Variable life insurance has several tax advantages under current tax laws. For example, Policy Value accumulates on a tax-deferred basis and a transfer of values from one sub-account to another within the policy generates no taxable gain or loss. Any investment income and realized capital gains within a sub-account or interest from the Fixed Account are automatically reinvested without current income taxation to the policy owner.

   Investment Options. In addition to the Fixed Account, the policy provides for access to a number of variable investment options, which permit you to reallocate your Policy Value to meet your changing personal objectives, goals, and investment conditions. Information regarding each investment option may be found in the portfolio prospectuses.

   Flexibility. The policy is a flexible premium variable life insurance policy in which varying premium payments are permitted. You may select death benefit options and an additional policy rider. You may increase or decrease the amount of death benefit. You are able to select, monitor, and change investment choices within your policy.

Risks

   Some of the risks of purchasing the policy are described below.

   Fluctuating Investment Performance. Policy Value invested in a sub-account is not guaranteed and will increase and decrease according to investment performance. You assume the investment risk of Policy Value allocated to the sub-accounts. A comprehensive discussion of each sub-account's objective and risk is found in the portfolio prospectuses. You should review these prospectuses carefully before allocating Policy Value to any sub-accounts.

   Unsuitable for Short-Term Investment. The Policy is intended for long-term financial planning, and is unsuitable for short-term goals. Your policy is not designed to serve as a vehicle for frequent trading.

   Policy Lapse. Sufficient premiums must be paid to keep a policy in force. There is a risk of lapse if the Policy Value is too low in relation to the insurance amount, if investment results are less favorable than anticipated or if extensive policy loans are taken. A policy lapse could have adverse tax consequences since the amount received (including any loans) less the investment in the policy may be treated as ordinary income subject to tax. Since withdrawals reduce your Policy Value, withdrawals increase the risk of lapse.

   Decreasing Death Benefit. Any outstanding policy loans and any amount that you have surrendered or withdrawn will reduce your policy's death benefit.

   Adverse Consequences of Early Surrender. There are surrender charges assessed if you surrender your policy in the first 10 years from the purchase of the policy or the effective date of a Face Amount increase. Depending on the amount of premium paid and the Policy Value at the time of surrender, there may be little or no Net Cash Surrender Value paid to you when the policy is surrendered. In addition, there are adverse consequences associated with partial withdrawals including potential policy lapse and adverse tax consequences. There may also be adverse consequences associated with full surrender of the policy.

   Adverse Tax Consequences. You should always consult a tax adviser about the application of federal and state tax law to your individual situation. The federal income tax treatment of life insurance is complex and current tax treatment of life insurance may change.

                                  FEE TABLES

   The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the policy. Except where necessary to show a rate greater than zero, all rates shown in the tables have been rounded to two decimal places as required by the prospectus disclosure rules. Consequently, the actual rates charged may be slightly higher or lower than those shown. The first table describes the fees and expenses that you will pay at the time that you buy the policy, surrender the policy, or transfer cash value between investment options.

                                                     Transaction Fees
Charge                                        When Charge is Deducted                         Amount Deducted
------                               ------------------------------------------ -------------------------------------------

Maximum Premium Load Charge          Upon receipt of premium                    2% of each premium paid
Imposed on Premium (Load)

Maximum Sales Load Charge Imposed on Upon receipt of premium                    8% (Coverage Year 1)/2/
Premium/1/
Maximum Surrender Charge (Load)/1/   Upon termination or reduction of any       5% (Coverage Year 1)/3/
                                     Coverage Amount that is subject to a
                                     surrender charge including surrender of
                                     the policy for its Net Cash Surrender
                                     Value, partial withdrawal in excess of the
                                     Free Withdrawal Amount, decrease in the
                                     Face Amount, or policy lapse.
Transfer Fees                        Upon transfer                              $25 (only applies to transfers in excess of
                                                                                12 in a Policy Year)
Dollar Cost Averaging                Upon transfer                              Guaranteed $5.00
                                                                                Current $0.00
Asset Allocation Rebalancer          Upon transfer                              Guaranteed $15.00
                                                                                Current $5.00

1 A policy is subject to either a Sales Charge or a Surrender Charge but not both. The policy indicates which charge is applicable.

2   The Sales Load Charge declines in subsequent Coverage Years as noted below:

               Coverage Year Percentage Coverage Year Percentage
               ------------- ---------- ------------- ----------
                     1          8.00%         4          2.00%
                     2          6.00%         5          1.00%
                     3          3.00%         6+         0.00%

3  The Surrender Charge declines in subsequent Policy Years as noted below:

               Coverage Year Percentage Coverage Year Percentage
               ------------- ---------- ------------- ----------
                     1          5.00%         6          1.50%
                     2          4.00%         7          1.00%
                     3          3.00%         8          1.00%
                     4          2.50%         9          0.50%
                     5          2.00%        10+         0.00%

   The surrender charge are a percentage of the sum of all premium payments attributed to a Coverage Amount in the first five Coverage Years.

   The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, not including fees and expenses of the portfolios, the underlying variable investment options for your policy.


                                      Charges Other Than Those of the Portfolios
-----------------------------------------------------------------------------------------------------------------------
Charge                          When Charge is Deducted                         Amount Deducted
------                          ----------------------- ---------------------------------------------------------------
Cost of Insurance/1/                   Monthly          Minimum and Maximum              The possible range of the cost
                                                        Charge                           of insurance is from $0.00 to
                                                                                         $83.33 per month per $1,000
                                                                                         of the net amount at risk.
                                                        Charge for a Representative      Policy Subject to Sales
                                                        policy owner (a 45 year old      Charge: The Cost of Insurance
                                                        non-smoking male) (rating        rate is $0.16 per month per
                                                        classification is for short form $1,000 of the net amount at
                                                        underwriting)                    risk.
                                                                                         Policy Subject to Surrender
                                                                                         Charge: The Cost of Insurance
                                                                                         rate is $0.35 per month per
                                                                                         $1,000 of the net amount at
                                                                                         risk.
Cost of Insurance - Optional           Monthly          Minimum and Maximum              The possible range of the cost
FTIO Rider (Flexible Term                               Charges                          of insurance is from $0.00 to
Insurance Option)/1/                                                                     $83.33 per month per $1,000
                                                                                         of the net amount at risk
                                                        Charge for a Representative      The Cost of Insurance rate is
                                                        policy owner (a 45 year old      $0.10 per month per $1,000 of
                                                        non-smoking male) rating         the net amount at risk
                                                        classification is for short form
                                                        underwriting)
Mortality and Expense Risk Fees        Monthly          0.04% (0.50% annually)/2/
Administration Fees                    Monthly          $12 per Policy Month
Loan Interest Rate (Net)               Annually         0.75%/3/

--------
1 The cost of insurance varies based on individual characteristics and the charges shown in the table may not be representative of the charge a particular policy owner will pay. A policy owner may obtain additional information regarding cost of insurance charge by contacting the Company. The election (or failure to elect) the optional FTIO rider will impact the total cost of insurance charges.

2   Currently the Company is charging the following rates:

                            Policy Year                Annual Rate
                            -----------                -----------
                               1-10                       0.50%
                                 11+                      0.20%

3 The Loan Interest Rate (Net) is equal to the rate of interest charged on the policy loan less the interest credited to the Loan Account. Currently this rate is 0.75% for Policy Years 1-10 and 0.25% for Policy Years 11 and higher. The maximum loan rate is 4%.

   The next table describes the minimum and maximum annual operating expenses of the portfolios that you will pay during the time that you own the policy. The table shows the minimum and maximum fees and expenses charged by any of the portfolios, as a percentage of the portfolio's average net assets for 2006. More detail concerning each portfolio's fees and expenses is contained in the prospectus for the portfolios.

                  Annual Operating Expense of the Portfolios
              (Expenses that are Deducted from Portfolio Assets)

                                                               Minimum Maximum
                                                               ------- -------
  Expenses that are deducted from the portfolio assets,
    including advisory fees, Rule 12b-1 fees and other
    expenses                                                    0.49%   1.62%

   The next table describes the fees and expenses for each of the portfolios. Except as indicated in the footnotes at the end of the table, the expenses are expressed as a percentage of the portfolio's average net assets for the fiscal year ending December 31, 2006. More detail concerning each portfolio's fees and expenses is contained in the prosepctus for the portfolio. Portfolio Annual Expenses (as a percentage of Trust average net assets for the fiscal year ended December 31, 2006)

                                                           Other   Total Annual
Portfolio                       Management Fees 12b-1Fees Expenses   Expenses
---------                       --------------- --------- -------- ------------
Science & Technology/A/              1.05%        0.05%     0.08%      1.18%
Emerging Markets Value/B/            0.96%        0.05%     0.16%      1.17%
Pacific Rim                          0.80%        0.05%     0.22%      1.07%
Health Sciences/A/                   1.05%        0.05%     0.09%      1.19%
Emerging Growth/C/                   0.80%        0.05%     0.77%      1.62%
Emerging Small Company/D/            0.97%        0.05%     0.05%      1.07%
Small Cap                            0.85%        0.05%     0.06%      0.96%
Small Cap Index                      0.48%        0.05%     0.04%      0.57%
Dynamic Growth/D/                    0.90%        0.05%     0.06%      1.01%
Mid Cap Stock                        0.84%        0.05%     0.04%      0.93%
Natural Resources                    1.00%        0.05%     0.06%      1.11%
All Cap Growth                       0.85%        0.05%     0.05%      0.95%
Financial Services                   0.82%        0.05%     0.04%      0.91%
International Opportunities          0.89%        0.05%     0.13%      1.07%
International Small Cap              0.92%        0.05%     0.19%      1.16%
International Equity Index A/E/      0.54%        0.05%     0.02%      0.61%
American International/F/            0.50%        0.60%     0.08%      1.18%
International Value                  0.82%        0.05%     0.11%      0.98%
International Core                   0.89%        0.05%     0.10%      1.04%

                                                           Other   Total Annual
Portfolio                       Management Fees 12b-1Fees Expenses   Expenses
---------                       --------------- --------- -------- ------------
Quantitative Mid Cap/B/              0.74%        0.05%     0.13%      0.92%
Mid Cap Index                        0.48%        0.05%     0.04%      0.57%
Mid Cap Intersection/B/              0.87%        0.05%     0.07%      0.99%
Global/C/                            0.82%        0.05%     0.14%      1.01%
Capital Appreciation                 0.75%        0.05%     0.03%      0.83%
American Growth/F/                   0.32%        0.60%     0.05%      0.97
U.S. Global Leaders Growth           0.69%        0.05%     0.03%      0.77%
Quantitative All Cap                 0.71%        0.05%     0.05%      0.81%
All Cap Core                         0.78%        0.05%     0.05%      0.88%
Total Stock Market Index             0.49%        0.05%     0.03%      0.57%
Blue Chip Growth/A/                  0.81%        0.05%     0.02%      0.88%
U.S. Large Cap                       0.83%        0.05%     0.03%      0.91%
Core Equity                          0.78%        0.05%     0.05%      0.88%

                                                           Other   Total Annual
Portfolio                       Management Fees 12b-1Fees Expenses   Expenses
---------                       --------------- --------- -------- ------------
Large Cap Value/D/.............      0.82%        0.05%     0.08%      0.95%
Classic Value..................      0.80%        0.05%     0.11%      0.96%
Utilities......................      0.83%        0.05%     0.12%      1.00%
Real Estate Securities.........      0.70%        0.05%     0.03%      0.78%
Small Cap Opportunities........      0.99%        0.05%     0.03%      1.07%
Small Company Value/A/.........      1.02%        0.05%     0.05%      1.12%
Special Value/D/E/.............      0.97%        0.05%     0.07%      1.09%
Mid Cap Value..................      0.86%        0.05%     0.04%      0.95%
Value..........................      0.74%        0.05%     0.05%      0.84%
All Cap Value..................      0.82%        0.05%     0.05%      0.92%
500 Index......................      0.46%        0.05%     0.03%      0.54%
500 Index B/C (NAV Class)/.....      0.46%        0.00%     0.03%      0.49%
Fundamental Value..............      0.77%        0.05%     0.04%      0.86%
U.S. Core......................      0.76%        0.05%     0.06%      0.87%
Large Cap/D/...................      0.72%        0.05%     0.01%      0.78%
Quantitative Value.............      0.68%        0.05%     0.05%      0.78%
American Growth-Income/F/......      0.27%        0.60%     0.04%      0.91%
Equity-Income..................      0.81%        0.05%     0.03%      0.89%
American Blue Chip Income &
  Growth/F/....................      0.42%        0.60%     0.05%      1.07%
Income & Value.................      0.79%        0.05%     0.07%      0.91%
PIMCO VIT All Asset/G/.........      0.79%        0.25%     0.45%      1.49%
Global Allocation..............      0.85%        0.05%     0.13%      1.03%
High Yield.....................      0.66%        0.05%     0.05%      0.76%
U.S. High Yield Bond...........      0.73%        0.05%     0.02%      0.80%
Strategic Bond.................      0.68%        0.05%     0.07%      0.80%
Strategic Income...............      0.71%        0.05%     0.14%      0.90%
Global Bond....................      0.70%        0.05%     0.10%      0.85%
Investment Quality Bond........      0.60%        0.05%     0.07%      0.72%
Total Return...................      0.70%        0.05%     0.06%      0.81%
American Bond/F/...............      0.41%        0.60%     0.04%      1.05%

                                                           Other   Total Annual
Portfolio                       Management Fees 12b-1Fees Expenses   Expenses
---------                       --------------- --------- -------- ------------
Real Return Bond/H/............      0.70%        0.05%     0.07%      0.82%
Core Bond......................      0.67%        0.05%     0.12%      0.84%
Active Bond....................      0.60%        0.05%     0.04%      0.69%
U.S. Government Securities/D/..      0.61%        0.05%     0.08%      0.74%
Money Market...................      0.48%        0.05%     0.03%      0.56%
Lifestyle Aggressive/E/........      0.94%        0.05%     0.02%      1.01%
Lifestyle Growth/E/............       .91%        0.05%     0.01%       .97%
Lifestyle Balanced/E/..........      0.88%        0.05%     0.01%      0.94%
Lifestyle Moderate/E/..........      0.85%        0.05%     0.02%      0.92%
Lifestyle Conservative/E/......      0.82%        0.05%     0.02%      0.89%

--------
/A/ The portfolio manager has voluntarily agreed to waive a portion of its management fee for the Health Sciences, Blue Chip Growth, Small Company Value, Science & Technology, and Equity-Income portfolios. This waiver is based on the combined average daily net assets of these portfolios and the following funds of John Hancock Funds II: Health Sciences, Blue Chip Growth, Small Company Value, Science & Technology and Equity-Income Fund (collectively, the "T. Rowe Portfolios").

The percentage reduction will be as follows:

Combined Average Daily Net Assets of                Fee Reduction
the T. Rowe Portfolios                  (as a percentage of the management fee)
------------------------------------    ---------------------------------------
First $750 million                                      0.00%
Next $750 million                                        5.0%
Next $1.5 billion                                        7.5%
Over $3 billion                                         10.0%

This voluntary fee waiver may be terminated at any time by T. Rowe Price.

/B/ For portfolios that had not started operations or had operations of less than six months as of December 31, 2006, expenses are based on estimates of expenses that are expected to be incurred over the next year.

/C/ The portfolio manager for these portfolios has agreed with the John Hancock Trust to waive its management fee (or, if necessary, to reimburse expenses of the portfolio) to the extent necessary to limit the portfolio's "Total Annual Expenses". A portfolio's "Total Annual Expenses" includes all of its operating expenses including management fees and Rule 12b-1 fees, but excludes taxes, brokerage commissions, interest, litigation and indemnification expenses and extraordinary expenses of the portfolio not incurred in the ordinary course of the portfolio's business. Under the agreement, the portfolio manager's obligation will remain in effect until May 1, 2008 and will terminate after that date only if the John Hancock Trust, without the prior consent of the portfolio manager, sells shares of the portfolio to (or has shares of the portfolio held by) any person or entity other than the variable life insurance or variably annuity separate accounts of John Hancock Life Insurance Company or any of its affiliates that are specified in the agreement. The fees shown do not reflect this waiver. If this fee waiver had been reflected, the management fee shown for the 500 Index B, Emerging Growth, and Global portfolios would be 0.22%, 0.28%, and 0.82% respectively, and the Total Annual Expenses shown would be 0.25%, 1.10%, and 1.01% respectively.

/D/ The management fees were changed during the fiscal year ending in 2006. The rates shown reflect what the management fees and total annual expenses would have been during fiscal year 2006 had the new rates been in effect for the entire year.

/E/ The "Management Fees" include fees and expenses incurred indirectly by a portfolio as a result of its investment in another investment company (each, an "Acquired Fund"). The "Total Annual Expenses" shown may not correlate to the portfolio's ratio of expenses to average net assets shown in the "Financial Highlights" section of the John Hancock Trust prospectus, which does not include Acquired Fund fees and expenses. Acquired Fund fees and expenses are estimated, not actual, amounts based on the portfolio's current fiscal year. If these expenses had not been reflected, the "Management Fees" for the International Equity Index A and Special Value portfolios would be 0.53% and 0.95%, respectively, the "Management Fees" for each of the Lifestyle Aggressive, Lifestyle Balanced, Lifestyle Conservative, Lifestyle Growth, and Lifestyle Moderate portfolios would be 0.04%, and "Total Annual Expenses" shown for the portfolios would be 0.60%, 1.07%, 0.11%, 0.10%, 0.11%, 0.10%, and
      0.11%, respectively.

/F/ The portfolio manager for these portfolios is waiving a portion of its management fee. The fees shown do not reflect the waiver. For more information, please refer to the prospectus for the underlying portfolios.

/G/ "Other Expenses" for the PIMCO VIT All Asset portfolio reflect an administrative fee of 0.25% and a service fee of 0.20%. "Management Fees" include fees and expenses incurred indirectly by the portfolio as a result of its investment in another investment management company (each an "Acquired Fund"). For more information please refer to the prospectus for the underlying portfolio.

/H/ The portfolio manager has voluntarily agreed to waive a portion of its management fee. This waiver is based on the combined average daily net assets of the Real Return Bond, series of the John Hancock Trust, and the Real Return Bond, series of John Hancock Funds II. The reduced management fee would be 0.65% of aggregate net assets over $1 billion. This voluntary fee waiver may be terminated at any time. The fees shown do not reflect this waiver. For more information, please refer to the prospectus for the underlying portfolios.

            TABLE OF INVESTMENT OPTIONS AND INVESTMENT SUBADVISERS

   When you select a Separate Account investment option, we invest your money in shares of a corresponding portfolio of the John Hancock Trust (the "Trust") (or the PIMCO Variable Insurance Trust (the "PIMCO Trust") with respect to the All Asset portfolio) and hold the shares in a sub-account of the Separate Account. The Fee Tables show the investment management fees, Rule 12b-1 fees and other operating expenses for these portfolio shares as a percentage (rounded to two decimal places) of each portfolio's average net assets for 2006, except as indicated in the footnotes appearing at the end of the table. Fees and expenses of the portfolios are not fixed or specified under the terms of the policies and may vary from year to year. These fees and expenses differ for each portfolio and reduce the investment return of each portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account investment options you select.

   The John Hancock Trust and the PIMCO Trust are so-called "series" type mutual funds and each is registered under the Investment Company Act of 1940 ("1940 Act") as an open-end management investment company. John Hancock Investment Management Services, LLC ("JHIMS LLC") provides investment advisory services to the Trust and receives investment management fees for doing so. JHIMS pays a portion of its investment management fees to other firms that manage the Trust's portfolios. We and our affiliate own JHIMS LLC and indirectly benefit from any investment management fees JHIMS LLC retains. The All Asset portfolio of the PIMCO Trust receives investment advisory services from Pacific Investment Management Company LLC ("PIMCO") and pays investment management fees to PIMCO.

   The American Growth, American International, American Growth-Income, American Blue Chip Income and Growth and American Bond portfolios operate as "feeder funds," which means that the portfolio does not buy investment securities directly. Instead, it invests in a "master fund" which in turn purchases investment securities. Each of the American feeder fund portfolios has the same investment objective and limitations as its master fund. The prospectus for the American Fund master fund is included with the prospectuses for the underlying funds.

   The portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the portfolios. The amount of this compensation is based on a percentage of the assets of the portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from portfolio to portfolio and among classes of shares within a portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees that are deducted from a portfolio's assets for the services we or our affiliates provide to that portfolio. In addition, compensation payments of up to 0.45% of assets may be made by a portfolio's investment advisers or its affiliates. We pay American Funds Distributors, Inc., the principal underwriter for the American Fund Insurance Series, a percentage of some or all of the amounts allocated to the "American" portfolios of the Trust for the marketing support services it provides. Any of these compensation payments do not, however, result in any charge to you in addition to what is shown in the Fee Tables.

   The following table provides a general description of the portfolios that underlie the variable investment options we make available under the policy. You bear the investment risk of any portfolio you choose as an investment option for your policy. You can find a full description of each portfolio, including the investment objectives, policies and restrictions of, and the risks relating to investment in the portfolio in the prospectus for that portfolio. You should read the portfolio's prospectus carefully before investing in the corresponding variable investment option.

   The investment options in the Separate Account are not publicly traded mutual funds. The investment options are only available to you as investment options in the policies, or in some cases through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the investment options also may be available through participation in certain qualified pension or retirement plans. The portfolios' investment advisers and managers (i.e. subadvisers) may manage publicly traded mutual funds with similar names and investment objectives. However, the portfolios are not directly related to any publicly traded mutual fund. You should not compare the performance of any investment option described in this prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the investment options of our Separate Account.

The portfolios available under the policies are as follows:

Portfolio               Portfolio Manager   Investment Description
---------              -------------------- ----------------------------------

Science & Technology   T. Rowe Price        Seeks long-term growth of capital
                       Associates, Inc. and by investing, under normal market
                       RCM Capital          conditions, at least 80% of its
                       Management LLC       net assets (plus any borrowings
                                            for investment purposes) in common
                                            stocks of companies expected to
                                            benefit from the development,
                                            advancement, and use of science
                                            and technology. Current income is
                                            incidental to the portfolio's
                                            objective.

Emerging Markets Value Dimensional Fund     Seeks long-term capital
                       Advisors             appreciation by investing at least
                                            80% of its net assets in companies
                                            associated with emerging markets.

Pacific Rim            MFC Global           Seeks long-term growth of capital
                       Investment           by investing in a diversified
                       Management (U.S.A.)  portfolio that is comprised
                       Limited              primarily of common stocks and
                                            equity-related securities of
                                            corporations domiciled in
                                            countries in the Pacific Rim
                                            region.

Health Sciences        T. Rowe Price        Seeks long-term capital
                       Associates, Inc.     appreciation by investing, under
                                            normal market conditions, at least
                                            80% of its net assets (plus any
                                            borrowings for investment
                                            purposes) in common stocks of
                                            companies engaged in the research,

Portfolio                    Portfolio Manager  Investment Description
---------                   ------------------- ----------------------------------
                                                development, production, or
                                                distribution of products or
                                                services related to health care,
                                                medicine, or the life sciences.

Emerging Growth             MFC Global          Seeks superior long-term rates of
                            Investment          return through capital
                            Management (U.S.),  appreciation by investing, under
                            LLC                 normal circumstances, primarily in
                                                high quality securities and
                                                convertible instruments of
                                                small-cap U.S. companies.

Emerging Small Company      RCM Capital         Seeks long-term growth of capital
                            Management LLC      by investing, under normal market
                                                conditions, at least 80% of its
                                                net assets (plus any borrowings
                                                for investment purposes) in common
                                                stock equity securities of
                                                companies with market
                                                capitalizations that approximately
                                                match the range of capitalization
                                                of the Russell 2000 Index* at the
                                                time of purchase.

Small Cap                   Independence        Seeks maximum capital appreciation
                            Investments LLC     consistent with reasonable risk to
                                                principal by investing, under
                                                normal market conditions, at least
                                                80% of its net assets in equity
                                                securities of companies whose
                                                market capitalization is under $2
                                                billion.

Small Cap Index             MFC Global          Seeks to approximate the aggregate
                            Investment          total return of a small-cap U.S.
                            Management (U.S.A.) domestic equity market index by
                            Limited             attempting to track the
                                                performance of the Russell 2000
                                                Index.*

Dynamic Growth              Deutsche Investment Seeks long-term growth of capital
                            Management          by investing in stocks and other
                            Americas, Inc.      equity securities of medium-sized
                                                U.S. companies with strong growth
                                                potential.

Mid Cap Stock               Wellington          Seeks long-term growth of capital
                            Management          by investing primarily in equity
                            Company, LLP        securities of mid-size companies
                                                with significant capital
                                                appreciation potential.

Natural Resources           Wellington          Seeks long-term total return by
                            Management          investing, under normal market
                            Company, LLP        conditions, primarily in equity
                                                and equity-related securities of
                                                natural resource-related companies
                                                worldwide.

All Cap Growth              AIM Capital         Seeks long-term capital
                            Management, Inc.    appreciation by investing the
                                                portfolio's assets, under normal
                                                market conditions, principally in
                                                common stocks of companies that
                                                are likely to benefit from new or
                                                innovative products, services or
                                                processes, as well as those that
                                                have experienced above average,
                                                long-term growth in earnings and
                                                have excellent prospects for
                                                future growth.

Financial Services          Davis Selected      Seeks growth of capital by
                            Advisers, L.P.      investing primarily in common
                                                stocks of financial companies.
                                                During normal market conditions,
                                                at least 80% of the portfolio's
                                                net assets (plus any borrowings
                                                for investment purposes) are
                                                invested in companies that are
                                                principally engaged in financial
                                                services.

International Opportunities Marsico Capital     Seeks long-term growth of capital
                            Management, LLC     by investing, under normal market
                                                conditions, at least 65% of its
                                                assets in common stocks of foreign
                                                companies that are selected for
                                                their long-term growth potential.
                                                The portfolio may

Portfolio                   Portfolio Manager  Investment Description
---------                  ------------------- ----------------------------------
                                               invest in companies of any size
                                               throughout the world. The
                                               portfolio normally invests in
                                               issuers from at least three
                                               different countries not including
                                               the U.S. The portfolio may invest
                                               in common stocks of companies
                                               operating in emerging markets.

International Small Cap    Templeton           Seeks capital appreciation by
                           Investment Counsel, investing primarily in the common
                           LLC                 stock of companies located outside
                                               the U.S., which have total stock
                                               market capitalization or annual
                                               revenues of $4 billion or less.

International Equity Index SSgA Funds          Seeks to track the performance of
  A                        Management, Inc.    broad-based equity indices of
                                               foreign companies in developed and
                                               emerging markets by attempting to
                                               track the performance of the MSCI
                                               All Country World ex-US Index*.
                                               (Series I shares are available for
                                               sale to contracts purchased prior
                                               to May 13, 2002; Series II shares
                                               are available for sale to
                                               contracts purchased on or after
                                               May 13, 2002).

American International     Capital Research    Seeks to make the shareholders'
                           Management          investment grow by investing all
                           Company (adviser to of its assets in the master fund,
                           the American Funds  Class 2 shares of the
                           Insurance Series)   International Fund, a series of
                                               American Funds Insurance Series.
                                               The International Fund invests
                                               primarily in common stocks of
                                               companies located outside the
                                               United States.

International Value        Templeton           Seeks long-term growth of capital
                           Investment Counsel, by investing, under normal market
                           LLC                 conditions, primarily in equity
                                               securities of companies located
                                               outside the U.S., including
                                               emerging markets.

International Core         Grantham, Mayo,     Seeks high total return by
                           Van Otterloo & Co.  investing typically in a
                           LLC                 diversified portfolio of equity
                                               investments from developed markets
                                               other than the U.S.

Quantitative Mid Cap       MFC Global          Seeks long-term growth of capital
                           Investment          by investing, under normal market
                           Management (U.S.A.) conditions, at least 80% of its
                           Limited             total assets (plus any borrowings
                                               for investment purposes) in U.S.
                                               mid-cap stocks, convertible
                                               preferred stocks, convertible
                                               bonds and warrants.

Mid Cap Index              MFC Global          Seeks to approximate the aggregate
                           Investment          total return of a mid-cap U.S.
                           Management (U.S.A.) domestic equity market index by
                           Limited             attempting to track the
                                               performance of the S&P Mid Cap 400
                                               Index*.

Mid Cap Intersection       Wellington          Seeks long- term growth of capital
                           Management          by investing in equity securities
                           Company, LLP        of medium size companies with
                                               significant capital appreciation
                                               potential.

Global                     Templeton Global    Seeks long-term capital
                           Advisors Limited    appreciation by investing, under
                                               normal market conditions, at least
                                               80% of its net assets (plus any
                                               borrowings for investment
                                               purposes) in equity securities of
                                               companies located anywhere in the
                                               world, including emerging markets.

Capital Appreciation       Jennison Associates Seeks long-term capital growth by
                           LLC                 investing at least 65% of its
                                               total assets in equity-related
                                               securities of companies that
                                               exceed $1 billion in market

Portfolio                 Portfolio Manager   Investment Description
---------                -------------------- ----------------------------------
                                              capitalization and that the
                                              subadviser believes have
                                              above-average growth prospects.
                                              These companies are generally
                                              medium-to-large capitalization
                                              companies.

American Growth          Capital Research     Seeks to make the shareholders'
                         Management           investment grow by investing all
                         Company (adviser to  of its assets in the master fund,
                         the American Funds   Class 2 shares of the Growth Fund,
                         Insurance Series)    a series of American Funds
                                              Insurance Series. The Growth Fund
                                              invests primarily in common stocks
                                              of companies that appear to offer
                                              superior opportunities for growth
                                              of capital. The Growth Fund may
                                              also invest up to 15% of its
                                              assets in equity securities of
                                              issuers domiciled outside the U.S.
                                              and Canada and not included in the
                                              S&P 500 Index.

U.S. Global Leaders      Sustainable Growth   Seeks long-term growth of capital
Growth                   Advisers, L.P.       by investing, under normal market
                                              conditions, primarily in common
                                              stocks of "U.S. Global Leaders".

Quantitative All Cap     MFC Global           Seeks long-term growth of capital
                         Investment           by investing, under normal
                         Management (U.S.A.)  circumstances, primarily in equity
                         Limited              securities of U.S. companies. The
                                              portfolio will generally focus on
                                              equity securities of U.S.
                                              companies across the three market
                                              capitalization ranges of large,
                                              mid and small.

All Cap Core             Deutsche Investment  Seeks long-term growth of capital
                         Management           by investing primarily in common
                         Americas Inc.        stocks and other equity securities
                                              within all asset classes (small,
                                              mid and large cap) of those within
                                              the Russell 3000 Index*.

Total Stock Market Index MFC Global           Seeks to approximate the aggregate
                         Investment           total return of a broad U.S.
                         Management (U.S.A.)  domestic equity market index by
                         Limited              attempting to track the
                                              performance of the Dow Jones
                                              Wilshire 5000 Index*.

Blue Chip Growth         T. Rowe Price        Seeks to achieve long-term growth
                         Associates, Inc.     of capital (current income is a
                                              secondary objective) by investing,
                                              under normal market conditions, at
                                              least 80% of the portfolio's total
                                              assets in the common stocks of
                                              large and medium-sized blue chip
                                              growth companies.

U.S. Large Cap           Capital Guardian     Seeks long-term growth of capital
                         Trust Company        and income by investing the
                                              portfolio's assets, under normal
                                              market conditions, primarily in
                                              equity and equity-related
                                              securities of companies with
                                              market capitalization greater than
                                              $500 million.

Core Equity              Legg Mason Capital   Seeks long-term capital growth by
                         Management, Inc.     investing, under normal market
                                              conditions, primarily in equity
                                              securities that, in the
                                              subadviser's opinion, offer the
                                              potential for capital growth. The
                                              subadviser seeks to purchase
                                              securities at large discounts to
                                              the subadviser's assessment of
                                              their intrinsic value.

Large Cap Value          Blackrock Investment Seeks long-term growth of capital
                         Management, LLC      by investing, under normal market
                                              conditions, primarily in a
                                              diversified portfolio of equity
                                              securities of large-cap companies
                                              located in the U.S.

Classic Value            Pzena Investment     Seeks long-term growth of capital
                         Management, LLC      by investing, under normal market
                                              conditions, at least 80% of its
                                              net assets

Portfolio                Portfolio Manager  Investment Description
---------               ------------------- ----------------------------------
                                            in domestic equity securities.

Utilities               Massachusetts       Seeks capital growth and current
                        Financial Services  income (income above that
                        Company             available from a portfolio
                                            invested entirely in equity
                                            securities) by investing, under
                                            normal market conditions, at least
                                            80% of the portfolio's net assets
                                            (plus any borrowings for
                                            investment purposes) in equity and
                                            debt securities of domestic and
                                            foreign companies in the utilities
                                            industry.

Real Estate Securities  Deutsche Investment Seeks to achieve a combination of
                        Management          long-term capital appreciation and
                        Americas, Inc.      current income by investing, under
                                            normal market conditions, at least
                                            80% of its net assets (plus any
                                            borrowings for investment
                                            purposes) in equity securities of
                                            real estate investment trusts and
                                            real estate companies.

Small Cap Opportunities Munder Capital      Seeks long-term capital
                        Management          appreciation by investing, under
                                            normal circumstances, at least 80%
                                            of its assets in equity securities
                                            of companies with market
                                            capitalizations within the range
                                            of the companies in the Russell
                                            2000 Index*.

Small Company Value     T. Rowe Price       Seeks long-term growth of capital
                        Associates, Inc.    by investing, under normal market
                                            conditions, primarily in small
                                            companies whose common stocks are
                                            believed to be undervalued. Under
                                            normal market conditions, the
                                            portfolio will invest at least 80%
                                            of its net assets (plus any
                                            borrowings for investment
                                            purposes) in companies with market
                                            capitalizations that do not exceed
                                            the maximum market capitalization
                                            of any security in the Russell
                                            2000 Index* at the time of
                                            purchase.

Special Value           ClearBridge         Seeks long-term capital growth by
                        Advisors, LLC       investing, under normal
                                            circumstances, at least 80% of its
                                            net assets in common stocks and
                                            other equity securities of
                                            companies whose market
                                            capitalization at the time of
                                            investment is not greater than the
                                            market capitalization of companies
                                            in the Russell 2000 Value Index*.

Mid Cap Value           Lord, Abbett & Co.  Seeks capital appreciation by
                        LLC                 investing, under normal market
                                            conditions, at least 80% of the
                                            portfolio's net assets (plus any
                                            borrowings for investment
                                            purposes) in mid-sized companies.

Value                   Van Kampen          Seeks to realize an above-average
                                            total return over a market cycle
                                            of three to five years, consistent
                                            with reasonable risk, by investing
                                            primarily in equity securities of
                                            companies with capitalizations
                                            similar to the market
                                            capitalization of companies in the
                                            Russell Midcap Value Index*.

All Cap Value           Lord, Abbett & Co.  Seeks capital appreciation by
                        LLC                 investing in equity securities of
                                            U.S. and multinational companies
                                            in all capitalization ranges that
                                            the subadviser believes are
                                            undervalued.

500 Index               MFC Global          Seeks to approximate the aggregate
                        Investment          total return of a broad U.S.
                        Management (U.S.A.) domestic equity market index by
                        Limited             attempting

Portfolio                 Portfolio Manager   Investment Description
---------                -------------------- ----------------------------------
                                              to track the performance of the
                                              S&P 500 Stock Price Index.*

500 Index B (NAV Shares) MFC Global           Seeks to approximate the aggregate
                         Investment           total return of a broad U.S.
                         Management (U.S.A.)  domestic equity market index by
                         Limited              attempting to track the
                                              performance of the S&P 500 Stock
                                              Price Index.*

Fundamental Value        Davis Selected       Seeks growth of capital by
                         Advisers, L.P.       investing, under normal market
                                              conditions, primarily in common
                                              stocks of U.S. companies with
                                              market capitalizations of at least
                                              $10 billion. The portfolio may
                                              also invest in U.S. companies with
                                              smaller capitalizations.

U.S. Core                Grantham, Mayo,      Seeks a high total return by
                         Van Otterloo & Co.   investing primarily in investments
                         LLC                  tied economically to the U.S. and
                                              it invests in equity investments
                                              in U.S. companies whose stocks are
                                              included in the S&P 500 Index*.

Large Cap                UBS Global Asset     Seeks to maximize total return,
                         Management           consisting of capital appreciation
                         (Americas) Inc.      and current income, by investing,
                                              under normal circumstances, at
                                              least 80% of its net assets (plus
                                              borrowings for investment
                                              purposes, if any) in equity
                                              securities of U.S. large-cap
                                              companies.

Quantitative Value       MFC Global           Seeks long-term capital
                         Investment           appreciation by investing
                         Management (U.S.A.)  primarily in large-cap U.S.
                         Limited              securities with the potential for
                                              long-term growth of capital.

American Growth-Income   Capital Research and Seeks to make the shareholders'
                         Management           investment grow and provide the
                         Company (adviser to  shareholder with income over time
                         the American Funds   by investing all of its assets in
                         Insurance Series)    the master fund, Class 2 shares of
                                              the Growth-Income Fund, a series
                                              of American Funds Insurance
                                              Series. The Growth-Income Fund
                                              invests primarily in common stocks
                                              or other securities which
                                              demonstrate the potential for
                                              appreciation and/or dividends

Equity-Income            T. Rowe Price        Seeks to provide substantial
                         Associates, Inc.     dividend income and also long-term
                                              capital appreciation by investing
                                              primarily in dividend-paying
                                              common stocks, particularly of
                                              established companies with
                                              favorable prospects for both
                                              increasing dividends and capital
                                              appreciation.

American Blue Chip       Capital Research and Seeks to produce income exceeding
Income and Growth        Management           the average yield on U.S. Stocks
                         Company (adviser to  generally and to provide an
                         the American Funds   opportunity for growth of
                         Insurance Series)    principal by investing all of its
                                              assets in Class 2 shares of the
                                              Blue Chip Income and Growth Fund,
                                              a series of American Funds
                                              Insurance Series. The Blue Chip
                                              Income and Growth Fund invests
                                              primarily in common stocks of
                                              larger, more established companies
                                              based in the U.S. with market
                                              capitalizations of $4 billion and
                                              above.

Income & Value           Capital Guardian     Seeks the balanced accomplishment
                         Trust Company        of (a) conservation of principal
                                              and (b) long-term growth of
                                              capital and income by investing
                                              the portfolio's assets in both
                                              equity and fixed-income
                                              securities. The subadviser has
                                              full discretion to determine the
                                              allocation between equity

Portfolio                   Portfolio Manager   Investment Description
---------                  -------------------- ----------------------------------
                                                and fixed income securities.

PIMCO VIT All Asset        Pacific Investment   The portfolio invests primarily in
Portfolio (a series of the Management           a diversified mix of (a) common
PIMCO Variable             Company, LLC         stocks of large and mid-sized U.S.
Insurance Trust) (only                          companies, and (b) bonds with an
Class M is available for                        overall intermediate term average
sale)                                           maturity.

Global Allocation          UBS Global Asset     Seeks total return, consisting of
                           Management           long-term capital appreciation and
                           (Americas) Inc.      current income, by investing in
                                                equity and fixed income securities
                                                of issuers located within and
                                                outside the U.S.

High Yield                 Western Asset        Seeks to realize an above-average
                           Management           total return over a market cycle
                           Company              of three to five years, consistent
                                                with reasonable risk, by investing
                                                primarily in high-yield debt
                                                securities, including corporate
                                                bonds and other fixed-income
                                                securities.

U.S. High Yield Bond       Wells Capital        Seeks total return with a high
                           Management,          level of current income by
                           Incorporated         investing, under normal market
                                                conditions, primarily in below
                                                investment-grade debt securities
                                                (sometimes referred to as "junk
                                                bonds" or high yield securities).
                                                The portfolio also invests in
                                                corporate debt securities and may
                                                buy preferred and other
                                                convertible securities and bank
                                                loans.

Strategic Bond             Western Asset        Seeks a high level of total return
                           Management           consistent with preservation of
                           Company              capital by investing at least 80%
                                                of its net assets in fixed income
                                                securities.

Strategic Income           MFC Global           Seeks a high level of current
                           Investment           income by investing, under normal
                           Management (U.S.),   market conditions, primarily in
                           LLC                  foreign government and corporate
                                                debt securities from developed and
                                                emerging markets, U.S. Government
                                                and agency securities, and U.S.
                                                high yield bonds.

Global Bond                Pacific Investment   Seeks to realize maximum total
                           Management           return, consistent with
                           Company, LLC         preservation of capital and
                                                prudent investment management, by
                                                investing the portfolio's assets
                                                primarily in fixed income
                                                securities. These fixed income
                                                instruments may be denominated in
                                                non-U.S. currencies or in U.S.
                                                dollars.

Investment Quality Bond    Wellington           Seeks a high level of current
                           Management           income consistent with the
                           Company, LLP         maintenance of principal and
                                                liquidity, by investing in a
                                                diversified portfolio of
                                                investment grade bonds.
                                                Investments will tend to focus on
                                                corporate bonds and U.S.
                                                Government bonds with intermediate
                                                to longer term maturities.

Total Return               Pacific Investment   Seeks to realize maximum total
                           Management           return, consistent with
                           Company, LLC         preservation of capital and
                                                prudent investment management, by
                                                investing, under normal market
                                                conditions, at least 65% of the
                                                portfolio's assets in a
                                                diversified portfolio of fixed
                                                income securities of varying
                                                maturities.

American Bond              Capital Research and Seeks to maximize current income
                           Management           and preserve capital by investing
                           Company              all of its assets in the Master
                                                Fund, Class 2

  Portfolio             Portfolio Manager  Investment Description
  ---------            ------------------- ----------------------------------
                       (adviser to the     Shares of the Bond Fund, a Series
                       American Funds      of the American Fund Insurance
                       Insurance Series)   Series. The Bond Fund normally
                                           invests at least 80% of its assets
                                           in bonds.

  Real Return Bond     Pacific Investment  Seeks maximum return, consistent
                       Management          with preservation of capital and
                       Company LLC         prudent investment management, by
                                           investing, under normal market
                                           conditions, at least 80% of its
                                           net assets in inflation-indexed
                                           bonds of varying maturities issued
                                           by the U.S. and non-U.S.
                                           governments and by corporations.

  Core Bond            Wells Capital       Seeks total return consisting of
                       Management,         income and capital appreciation by
                       Incorporated        investing, under normal market
                                           conditions, in a broad range of
                                           investment-grade debt securities.
                                           including U.S. Government
                                           obligations, corporate bonds,
                                           mortgage-backed and other asset
                                           backed securities and money market
                                           instruments.

  Active Bond          Declaration         Seeks income and capital
                       Management &        appreciation by investing at least
                       Research LLC and    80% of its assets in a diversified
                       MFC Global          mix of debt securities and
                       Management (U.S.),  instruments.
                       LLC

  U.S. Government      Western Asset       Seeks a high level of current
  Securities           Management          income consistent with
                       Company             preservation of capital and
                                           maintenance of liquidity, by
                                           investing in debt obligations and
                                           mortgage-backed securities issued
                                           or guaranteed by the U.S.
                                           Government, its agencies or
                                           instrumentalities, and derivative
                                           securities such as collateralized
                                           mortgage obligations backed by
                                           such securities.

  Money Market         MFC Global          Seeks maximum current income
                       Investment          consistent with preservation of
                       Management (U.S.A.) principal and liquidity by
                       Limited             investing in high quality money
                                           market instruments

  Lifestyle Aggressive MFC Global          Seeks to provide long-term growth
                       Investment          of capital (current income is not
                       Management (U.S.A.) a consideration) by investing 100%
                       Limited .           of the Lifestyle Trust's assets in
                                           other portfolios of the Trust
                                           which invest primarily in equity
                                           securities.

  Lifestyle Growth     MFC Global          Seeks to provide long-term growth
                       Investment          of capital with consideration also
                       Management (U.S.A.) given to current income by
                       Limited .           investing approximately 20% of the
                                           Lifestyle Trust's assets in other
                                           portfolios of the Trust, which
                                           invest primarily in fixed income
                                           securities and approximately 80%
                                           of its assets in other portfolios
                                           of the Trust, which invest
                                           primarily in equity securities.

  Lifestyle Balanced   MFC Global          Seeks to provide a balance between
                       Investment          a high level of current income and
                       Management (U.S.A.) growth of capital with a greater
                       Limited             emphasis given to capital growth
                                           by investing approximately 40% of
                                           the Lifestyle Trust's assets in
                                           other portfolios of the Trust
                                           which invest primarily in fixed
                                           income securities and
                                           approximately 60% of its assets in
                                           other portfolios of the Trust
                                           which invest primarily in equity
                                           securities.

 Portfolio               Portfolio Manager  Investment Description
 ---------              ------------------- ----------------------------------
 Lifestyle Moderate     MFC Global          Seeks to provide a balance between
                        Investment          a high level of current income and
                        Management (U.S.A.) growth of capital with a greater
                        Limited             emphasis given to current income
                                            by investing approximately 60% of
                                            the Lifestyle Trust's assets in
                                            other portfolios of the Trust
                                            which invest primarily in fixed
                                            income securities and
                                            approximately 40% of its assets in
                                            other portfolios of the Trust
                                            which invest primarily in equity
                                            securities.
 Lifestyle Conservative MFC Global          Seeks to provide a high level of
                        Investment          current income with some
                        Management (U.S.A.) consideration also given to growth
                        Limited             of capital by investing
                                            approximately 80% of the Lifestyle
                                            Trust's assets in other portfolios
                                            of the Trust, which invest
                                            primarily in fixed income
                                            securities and approximately 20%
                                            of its assets in other portfolios
                                            of the Trust, which invest
                                            primarily in equity securities.

   "S&P 500(R)" and "S&P Mid Cap 400(R)" are trademarks of The McGraw-Hill Companies, Inc. "Russell 2000(R)," "Russell 3000(R)," and "Russell Midcap Value(R)" are trademarks of Frank Russell Company. "Dow Jones Wilshire 5000 Index(R)" is a trademark of Wilshire Associates. "MSCI All Country World ex US Index" is a trademark of Morgan Stanley & Co. Incorporated. None of the portfolios are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the portfolios.

The indexes referred to in the portfolio descriptions track companies having the ranges of market capitalization, as of February 28, 2007, set out below:

MSCI All Country World ex US Index $200 million to $244 billion
Russell 2000 Index $38.40 million to $3.72 billion
Russell 3000 Index $38.40 million to $411 billion
Russell 2000 Value Index $39 million to $3.1 billion
Russell Midcap Value Index $1.327 million to $21 billion
S&P Mid Cap 400 Index $590 million to $12.5 billion
S&P 500 Index $1.415 million to $411 billion
Dow Jones Wilshire 5000 Index $38.49 million to $411 billion

                                POLICY SUMMARY

General

   The policy is a flexible premium variable universal life insurance policy. This summary provides a general description of the important features of the policy. It is not comprehensive and is qualified in its entirety by the more detailed information contained in this prospectus. Unless otherwise stated or implied by the context, the discussions in this prospectus assume that the policy has not gone into default, there is no outstanding Policy Debt and the death benefit is not determined by the Minimum Death Benefit percentage. The policy's provisions may vary in some states. The terms of the policy and any endorsements or riders will supersede the disclosure in this prospectus.

Death Benefits

   The policy provides a death benefit in the event of the death of the Life Insured while the policy is in force. The basic death benefit amount is the Face Amount, which is provided for the lifetime of the Life Insured with no maturity or expiration date. There may be other amounts added to the death benefit as described below.

   Flexible Term Insurance Option. You may add a flexible term insurance option rider (the "FTIO Rider") to the policy to provide additional term life insurance coverage on the Life Insured. Cost of insurance rates are less than or equal to those of the policy and no Sales Loads or surrender charge will apply. However, unlike the Face Amount of the policy, the FTIO Rider will terminate at the Life Insured's Attained Age 100. The FTIO Rider also offers the flexibility to schedule varying death benefit amounts on future dates (the "Scheduled Death Benefits").

   Death Benefit Options. There are two death benefit Options. Option 1 provides a death benefit equal to the Face Amount of the policy and the Scheduled Death Benefits of the FTIO Rider or, if greater, the Minimum Death Benefit. Option 2 provides a death benefit equal to the Face Amount and the Scheduled Death Benefits, plus the Policy Value or, if greater, the Minimum Death Benefit. You may change the death benefit Option and increase or decrease the Face Amount and Scheduled Death Benefits.

   Age 100 Advantage. If the Life Insured is alive on the Policy Anniversary when the Life Insured reaches Attained Age 100, the policy will continue in force subject to the following unless the policy owner chooses to surrender the policy for its Net Cash Surrender Value:

    . the policy will be continued until the earlier of the death of the Life Insured or the date the policy owner surrenders the policy;

    . no additional premium payments will be accepted although loan repayments will be accepted;

    . no additional charges or deductions (described under "Charges and Deductions") will be assessed;

    .  interest on any Policy Debt will continue to accrue;

    . the policy owner may continue to transfer portions of the Policy Value among the Investment Accounts and the Fixed Accounts as described inthis prospectus.

Premiums

   Premium payments may be made at any time prior to Attained Age 100 and in any amount, subject to certain limitations (see "Premium Payments--Premium Limitations"). Net Premiums will be allocated to one or more of the Fixed Account and the sub-accounts of the Separate Account. You may change allocations and make transfers among the accounts subject to limitations described below.

Policy Value

   The Policy Value is the accumulation of premiums paid, less charges and deductions we take for expenses and cost of insurance, plus or minus the investment returns of the accounts to which the Policy Value has been allocated. You may obtain a portion of the Policy Value by taking a policy loan or a partial withdrawal or by full surrender of the policy.

Policy Loans

   You may borrow against the Net Cash Surrender Value of the policy. Loan interest will accrue daily and be payable in arrears on each Policy Anniversary. The Policy Debt will be deducted from amounts payable at the Life Insured's death or upon surrender.

Surrender and Partial Withdrawals

   You may make a partial withdrawal of Policy Value. It may result in a decrease in the Face Amount and Scheduled Death Benefits and assessment of a portion of the surrender charge. You may surrender the policy for its Net Cash Surrender Value at any time.

Lapse and Reinstatement

   A policy will lapse and terminate without value when the Net Cash Surrender Value is insufficient to pay the next monthly deduction and a grace period of 61 days expires without an adequate premium payment from you. You may reinstate a lapsed policy within five years following lapse if the policy was not surrendered for its Net Cash Surrender Value. Evidence of insurability is required, along with a premium payment described under "Reinstatement."

   The policy differs in two important ways from a conventional life insurance policy. First, failure to make planned premium payments will not itself cause the policy to lapse. Second, the policy can lapse even if planned premiums have been paid.

Charges and Deductions

   We assess charges and deductions in connection with the policy, in the form of monthly deductions for the cost of insurance and administrative expenses, charges assessed daily against amounts in the Investment Accounts and loads deducted from premiums paid. See the Fee Tables.

   Sales Load or Surrender Charge. You may choose Coverage Amounts with one of two alternative charge structures representing different ways to cover a portion of our marketing and distribution costs. Generally, policy benefits will be approximately equal in present value under either alternative. However, there is no guarantee each alternative will perform the same in all circumstances. Therefore, you should obtain individualized illustrations for both charge structures.

   Sales Load coverage features a load deducted immediately from premiums paid and no surrender charge. Surrender Charge coverage features no added sales load with surrender charges assessed upon early surrender, lapse, partial withdrawal or coverage decrease. Current cost of insurance charges in early years are higher for Surrender Charge coverage.

   Reduction in Charges and Enhancement of Surrender Values. The policy is designed for employers and other sponsoring organizations that may purchases multiple policies as a Case. The size or nature of the Case may result in expected savings of sales, underwriting, administrative or other costs. If so, we may offer reductions of policy charges and enhancements of surrender value. We may change the nature and amount of reductions and enhancements available from time to time. They will be determined in a way that is not unfairly discriminatory to policyholders.

Investment Options and Investment Subadvisers

   You may allocate Net Premiums to the Fixed Account or to one or more of the sub-accounts of the Separate Account. Each of the sub-accounts invests in the shares of one of the portfolios described in the Table of Investment Options and Investment Subadvisers.

   The portfolios also employ subadvisers. The Table of Investment Options and Investment Subadvisers shows the subadvisers that provide investment subadvisory services to the indicated portfolios.

   Allocating Net Premiums only to one or a small number of the investment options (other than the Lifestyle Trusts) should not be considered a balanced investment strategy. In particular, allocating Net Premiums to a small number of investment options that concentrate their investments in a particular business or market sector will increase the risk that the value of your policy will be more volatile since these investment options may react similarly to business or market specific events. Examples of business or market sectors where this risk historically has been and may continue to be particularly high include: (a) technology related businesses, including internet related businesses, (b) small cap securities and (C) foreign securities. The Company does not provide advice regarding appropriate investment allocations. Please discuss this matter with your financial adviser.

Investment Management Fees and Expenses

   Each sub-account of the Separate Account purchases shares of one of the portfolios at net asset value. The net asset value of those shares reflects investment management fees and certain expenses of the portfolios. The fees and expenses for each portfolio are described in detail in the portfolio prospectuses.

 GENERAL INFORMATION ABOUT JOHN HANCOCK USA, RATINGS AND THE SEPARATE ACCOUNT

John Hancock USA

   John Hancock Life Insurance Company (U.S.A.) ("John Hancock USA" or "Company") (formerly, The Manufacturers Life Insurance Company (U.S.A.)) is a stock life insurance company incorporated in Maine on August 20, 1955 by a special act of the Maine legislature and redomesticated under the laws of Michigan. We are a licensed life insurance company in the District of Columbia and all states of the United States except New York. Our ultimate parent is Manulife Financial Corporation ("MFC"), a publicly traded company, based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company ("Manufacturers Life") and its subsidiaries, collectively known as Manulife Financial.

Ratings

   We have received the following ratings from independent rating agencies:

A++ A.M. Best Superior
Companies have a very strong ability to meet their obligations; 1st category of
15

AA+ Fitch Ratings
Very strong capacity to meet policyholder and contract obligations; 2nd category of 9

AAA Standard & Poor's
Extremely strong financial security characteristics; 1st category of 8

Aa2 Moody's
Excellent in financial strength; 2nd category of 9

These ratings, which are current as of the date of this prospectus and are subject to change, are assigned as a measure of our ability to honor any guarantees provided by the policy and any applicable optional riders, but do not specifically relate to our products, the performance (return) of these products, the value of any investment in these products upon withdrawal or to individual securities held in any portfolio. These ratings do not apply to the safety and performance of the Separate Account.

The Separate Account

   The Separate Account has been established under Michigan law as a Separate Account of John Hancock USA. The Separate Account holds assets that are segregated from all of John Hancock USA's other assets. The Separate Account is currently used only to support variable life insurance policies.

   Assets of the Separate Account. John Hancock USA is the legal owner of the assets in the Separate Account. The income, gains, and losses of the Separate Account, whether or not realized, are, in accordance with applicable contracts, credited to or charged against the Separate Account without regard to the other income, gains, or losses of John Hancock USA. We will at all times maintain assets in the Separate Account with a total market value at least equal to the reserves and other liabilities relating to variable benefits under all policies participating in the Separate Account. These assets may not be charged with liabilities that arise from any other business we conduct. However, all obligations under the variable life insurance policies are general corporate obligations of John Hancock USA.

   Registration. The Separate Account is registered with the SEC under the 1940 Act as a unit investment trust. A unit investment trust is a type of investment company that invests its assets in specified securities, such as the shares of one or more investment companies, rather than in a portfolio of unspecified securities. Registration under the 1940 Act does not involve any supervision by the SEC of the management or investment policies or practices of the Separate Account. For state law purposes the Separate Account is treated as a part or division of John Hancock USA.

                               ISSUING A POLICY

Use of the Policy

   The policy is designed to provide employers or other organizations with life insurance coverage on employees or other individuals in whose lives they have an insurable interest. The policy may be owned by an individual or a corporation, trust, association, or similar entity. The policy may be used for such purposes as funding non-qualified executive deferred compensation or salary continuation liabilities or death benefit liabilities of executive retirement plans, or as a source for funding cash flow obligations under such plans.

Requirements

   To purchase a policy, an applicant must submit a completed application. A policy will not be issued until the underwriting process is completed to our satisfaction and we approve issuance of the policy.

   Policies may be issued on a basis that does not distinguish between the Life Insured's sex and/or smoking status, with prior approval from us. A policy will only be issued on the lives of insureds from Issue Ages 20 through 80. Each policy has a Policy Date, an Effective Date and an Issue Date. The Policy Date is the date from which the first monthly deductions are calculated and from which Policy Years, Policy Months and Policy Anniversaries are measured. The Policy Date is also the effective date of the initial Coverage Amount. The Policy Date is the same date as the Effective Date unless the policy is backdated (see "Backdating a Policy"). The Effective Date is the date we become obligated under the policy and when the first monthly deductions are taken. It is the later of the date we approve issuance of the policy and the date we receive at least the Minimum Initial Premium. The Issue Date is the date from which the Suicide and Incontestability provisions of the policy are measured.

   If we approve issuance of a policy before we receive the Minimum Initial Premium then the Effective Date will be later than the Issue Date. The Minimum Initial Premium must be received by us within 60 days after the Issue Date and the Life Insured must be in good health on the Effective Date. If the Minimum Initial Premium is not paid or if the application is rejected, the policy will be canceled and any premiums paid will be returned to the applicant.

   Net Premiums received prior to the Effective Date will be credited with interest at the rate of return earned on amounts allocated to the Money Market portfolio. On the Effective Date, Net Premiums received plus any interest credited will be allocated to Investment Accounts and the Fixed Account according to your instructions, unless first allocated to the Money Market Trust for the duration of the right to examine period (see "Right to Examine the Policy").

   Minimum Face Amount and Scheduled Death Benefit. The minimum Face Amount is $50,000 unless the FTIO Rider is added to the policy. With an FTIO Rider, the minimum Face Amount is $25,000 and the minimum Scheduled Death Benefit is $50,000 at all times.

   Backdating a Policy. You may request that we backdate the policy by assigning a Policy Date earlier than the date the application is signed. We will not backdate the policy to a date earlier than that allowed by state law, which is generally three months to one year prior to the date of application for the policy. Monthly deductions will be made for the period the Policy Date is backdated.

Temporary Insurance Agreement

   Temporary insurance coverage may be provided under the terms of a Temporary Insurance Agreement, subject to our underwriting practices. Generally, temporary life insurance may not exceed $1,000,000 and may not be in effect for more than 90 days. It is issued on a conditional receipt basis, which means that benefits would only be paid if the Life Insured met our usual and customary underwriting standards for the coverage applied for.

Underwriting

   The policies are offered on three underwriting classes that require different types and amounts of information from the applicant and prospective Life Insured. Current cost of insurance charges in early Policy Years will vary by the type of underwriting and charges will generally be lower where underwriting information is more extensive. Under any of the underwriting bases, the acceptance of an application is subject to our underwriting rules and we may request additional information or reject an application for any reason.

   Short Form Underwriting. The proposed Life Insured must answer qualifying questions in the application but is not required to provide detailed medical history, submit records or undergo examinations or tests unless requested to do so by us. Availability of Short Form underwriting depends on characteristics of the Case, such as the number of lives to be insured, the amounts of insurance and other factors, and it is generally available only up to Issue Age 65.

   Simplified Underwriting. The proposed Life Insured must satisfactorily answer certain health questions in the application and may be required to submit existing medical records, but requirements to undergo examinations and tests are minimized. Availability of Simplified underwriting and the nature of the requirements will depend on characteristics of the Case and the proposed lives to be insured.

   Regular (Medical) Underwriting. Where Short Form or Simplified underwriting is unavailable we require satisfactory evidence of insurability under our regular underwriting guidelines for individual applicants. This may include medical exams and other information. A proposed Life Insured who fails to qualify for a standard risk classification may be eligible to be insured with an additional substandard rating.

Right to Examine the Policy

   A policy may be returned for a refund within 10 days after you receive it. Some states provide a longer period of time for this right, which will be stated in the policy if applicable. The policy can be mailed or delivered to the John Hancock USA agent who sold it or to the Service Office. Immediately upon such delivery or mailing, the policy shall be deemed void from the beginning. Within seven days after receipt of the returned policy at the Service Office we will refund an amount equal to the value of amounts in the Investment Accounts and the Fixed Account on the date we receive the returned policy, plus all charges deducted prior to that date, not including fees and expenses of the portfolios, minus any partial withdrawals and policy loans.

   Some state laws require the refund of premiums paid without adjustment for investment gains and losses of the Separate Account. In these states, all Net Premiums will be allocated to the Money Market Trust during the right to examine period and the refund amount will be equal to all premiums received less any partial withdrawals and policy loans.

   If you request a Face Amount increase that results in new surrender charge or sales loads, you will have the same rights described above to cancel the increase. If canceled, the premiums paid during this right to examine period will be refunded, and the Policy Value and surrender charge or sales loads will be recalculated to be as they would have been had the premiums not been paid.

   We reserve the right to delay the refund of any premium paid by check until the check has cleared.

   (Applicable to Residents of California Only)

   Residents in California age 60 and greater may return the policy for a refund at any time within 30 days after receiving it. The policy can be mailed or delivered to the Company's agent who sold it or to the Service Office. If you cancel the policy during this 30 day period and your premiums were allocated to a Fixed Account or the Money-Market investment option, we will refund you the amount of all premiums paid. If your premiums were allocated to one or more of the Investment Accounts (other than the Money Market portfolio), we will refund you the value of amounts in the Investment Accounts and the Fixed Account on the date we receive the returned policy plus all charges deducted prior to that date, not including fees and expenses of the portfolios; minus any partial withdrawals and policy loans.

   Your premiums will be placed in either (a) the Fixed Account, (b) the Money Market investment option or (C) in one or more of the Investment Accounts, based upon your instructions. If no instructions are given, your premiums will be placed in the Money Market investment option.

Life Insurance Qualification

   A policy must satisfy either of two tests to qualify as a life insurance contract as defined in Section 7702 of the Internal Revenue Code of 1986, as amended (the "Code"). At the time of application, you must choose either the Cash Value Accumulation Test ("CVA Test") or the Guideline Premium Test ("GP Test") and the test cannot be changed once the policy is issued.

   Cash Value Accumulation Test. The CVA Test requires the death benefit at any time to be at least a certain ratio of the Policy Value, based on prescribed calculations. The Minimum Death Benefit provision described below will ensure that the CVA Test is met. There is no restriction on the amount of premiums you may pay, but we will require you to provide satisfactory evidence of insurability before we accept an amount of premium that would increase the death benefit by more than the increase in Policy Value.

   Guideline Premium Test. The GP Test limits the amount of premiums you may pay into the policy, given its death benefit, based on prescribed calculations. In addition, the GP Test requires the death benefit at any time to be at least a prescribed ratio of the Policy Value. These prescribed multiples are generally lower than those calculated under the CVA Test. The Minimum Death Benefit provision described below will ensure that this second requirement is met.

   Changes to the policy or FTIO Rider, such as changes in Face Amount, Scheduled Death Benefit, death benefit Option or partial withdrawals, may affect the premium limits under the GP Test. Some changes will reduce future premium limits and may cause premiums already paid to exceed the new limits and force you to make a partial withdrawal.

                                DEATH BENEFITS

   If the policy is in force at the time of the Life Insured's death we will pay an insurance benefit to the beneficiary. The policy may remain in force for the Life Insured's entire lifetime and there is no specified maturity or expiration date.

   Insurance benefits are only payable when we receive due proof of death at the Service Office, in the form of either a certified copy of the death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death or other proof satisfactory to us.

   The amount of the insurance benefit payable will be the death benefit on the date of death, as described below, less any Policy Debt and outstanding monthly deductions on the date of death. The insurance benefit will be paid in one lump sum unless another form of settlement is agreed to by the beneficiary and us. If the insurance benefit is paid in one sum, we will pay interest from the date of death to the date of payment. If the Life Insured should die after our receipt of a request for surrender, no insurance benefit will be payable, and we will pay only the Net Cash Surrender Value.

   Minimum Death Benefit. Both the CVA Test and the GP Test require the death benefit to be at least a prescribed ratio of the Policy Value at all times. The Policy's Minimum Death Benefit ensures that these requirements are met by providing that the death benefit shall be at least equal to the Policy Value multiplied by the applicable Minimum Death Benefit Percentage for the Attained Age of the Life Insured. Tables of Minimum Death Benefit Percentages appear below.

Table of Minimum Death Benefit Percentages.

                    GP           CVA                  GP           CVA
                   Test          Test                Test          Test
       Age        Percent Male  Female Unisex Age   Percent Male  Female Unisex
       ---        ------- ----  ------ ------ ----  ------- ----  ------ ------
       20          250%   653%   779%  67.4%    60   130%   192%   221%   197%
       21          250%   634%   754%   654%    61   128%   187%   214%   192%
       22          250%   615%   730%   635%    62   126%   182%   208%   187%
       23          250%   597%   706%   616%    63   124%   178%   203%   183%
       24          250%   580%   684%   598%    64   122%   174%   197%   178%
       25          250%   562%   662%   579%    65   120%   170%   192%   174%
       26          250%   545%   640%   561%    66   119%   166%   187%   170%
       27          250%   528%   619%   544%    67   118%   162%   182%   166%
       28          250%   511%   599%   526%    68   117%   159%   177%   162%
       29          250%   494%   580%   509%    69   116%   155%   173%   159%
       30          250%   479%   561%   493%    70   115%   152%   169%   156%
       31          250%   463%   542%   477%    71   113%   149%   164%   152%
       32          250%   448%   525%   461%    72   111%   146%   160%   149%
       33          250%   433%   507%   446%    73   109%   144%   156%   146%
       34          250%   419%   491%   432%    74   107%   141%   153%   144%
       35          250%   406%   475%   418%    75   105%   139%   149%   141%
       36          250%   392%   459%   404%    76   105%   136%   146%   139%
       37          250%   380%   444%   391%    77   105%   134%   143%   136%
       38          250%   367%   430%   378%    78   105%   132%   140%   134%
       39          250%   356%   416%   366%    79   105%   130%   138%   132%
       40          250%   344%   403%   355%    80   105%   129%   135%   130%
       41          243%   333%   390%   343%    81   105%   127%   133%   128%
       42          236%   323%   378%   333%    82   105%   125%   130%   127%
       43          229%   313%   366%   322%    83   105%   124%   128%   125%
       44          222%   303%   355%   312%    84   105%   122%   126%   123%

                    GP           CVA                 GP           CVA
                   Test          Test               Test          Test
       Age        Percent Male  Female Unisex Age  Percent Male  Female Unisex
       ---        ------- ----  ------ ------ ---  ------- ----  ------ ------
       45          215%   294%   344%   303%   85   105%   121%   124%   122%
       46          209%   285%   333%   294%   86   105%   120%   123%   121%
       47          203%   277%   323%   285%   87   105%   119%   121%   119%
       48          197%   268%   313%   276%   88   105%   118%   119%   118%
       49          191%   260%   304%   268%   89   105%   116%   118%   117%
       50          185%   253%   295%   260%   90   105%   116%   117%   116%
       51          178%   245%   286%   253%   91   104%   115%   115%   115%
       52          171%   238%   278%   245%   92   103%   114%   114%   114%
       53          164%   232%   270%   238%   93   102%   112%   113%   113%
       54          157%   225%   262%   232%   94   101%   111%   112%   111%
       55          150%   219%   254%   225%   95   100%   110%   110%   110%
       56          146%   213%   247%   219%   96   100%   109%   109%   109%
       57          142%   207%   240%   213%   97   100%   107%   107%   107%
       58          138%   202%   233%   208%   98   100%   106%   106%   106%
       59          134%   197%   227%   202%   99   100%   105%   105%   105%
      100%                                    100+  100%   100%   100%   100%

Flexible Term Insurance Option Rider

   You may add the FTIO Rider to the policy to provide additional death benefit coverage on the Life Insured. The FTIO Rider provides flexible term life insurance to Attained Age 100 with cost of insurance charges less than or equal to those of the policy. The Rider will terminate at the earlier of Attained Age 100, the date the policy lapses or is surrendered, and your request to cancel the FTIO Rider.

   You may schedule the death benefit amounts that will apply at specified times (the "Scheduled Death Benefits"). Scheduled Death Benefits may be constant or varying from time to time. The Death Benefit Schedule will be shown in the policy.

   The Term Insurance Benefit of the FTIO Rider is equal to (a) minus (b) but not less than zero where:

     (a) the Scheduled Death Benefit for the Policy Month, and

     (b) the Face Amount of the policy or, if greater, the policy's Minimum Death Benefit

Even if the Term Insurance Benefit may be zero in a Policy Month, the Rider will not terminate.

Example. A policy is purchased for an executive as part of an employee benefit plan. The death benefit provided by the policy is to be equal to the executive's salary of $100,000 increasing at 5% per year through age 64. Assuming the executive is currently 55, the policy will be issued with a death benefit Schedule as follows:

                                    Scheduled        Scheduled
                                      Death   Policy   Death
           Policy Year               Benefit   Year   Benefit
           -----------              --------- ------ ---------
                1                    100,000     6    127,628
                2                    105,000     7    134,010
                3                    110,250     8    140,710
                4                    115,763     9    147,746
                5                    121,551    10+   155,133

The FTIO Rider amount will change each year as necessary to provide the benefits shown in the schedule, as follows:

                                                   Flexible
                                     Total           Term
                                     Death   Face  Insurance
           Policy Year              Benefit Amount  Amount
           -----------              ------- ------ ---------
                1                   100,000 100000       0
                2                   105,000 100000   5,000
                3                   110,250 100000  10,250
                4                   115,763 100000  15,763

                                                   Flexible
                                     Total           Term
                                     Death   Face  Insurance
           Policy Year              Benefit Amount  Amount
           -----------              ------- ------ ---------
                5                   121,551 100000  21,551
                6                   127,628 100000  27,628
                7                   134,010 100000  34,010
                8                   140,710 100000  40,710
                9                   147,746 100000  47,746
                10                  155,133 100000  55,133

Death Benefit Options

You may choose either of two death benefit Options:

Death Benefit Option 1. The death benefit on any date is the Face Amount of the policy or, if greater, the Minimum Death Benefit, plus the Term Insurance Benefit of the FTIO Rider.

Death Benefit Option 2. The death benefit on any date is the Face Amount plus the Policy Value or, if greater, the Minimum Death Benefit, plus the Term Insurance Benefit of the FTIO Rider.

Changing the Death Benefit Option

   You may change the death benefit Option at any time. The change will take effect at the beginning of the next Policy Month that is at least 30 days after your written request is received at the Service Office. We reserve the right to limit changes that could cause the policy to fail to qualify as life insurance for tax purposes.

   A change in the death benefit Option will result in a change in the Face Amount and Scheduled Death Benefits to avoid any change in the amount of death benefit, as follows:

   Change from Option 1 to Option 2. The new Face Amount will be the Face Amount prior to the change less the Policy Value on the date of the change.

   The Scheduled Death benefit amounts for dates on or after the date of the change will be the amounts scheduled prior to the change less the Policy Value on the date of the change.

   Coverage Amounts will be reduced or eliminated in the order that they are listed in the policy until the total decrease in Coverage Amounts equals the decrease in Face Amount.

   surrender charge will not be assessed for reductions that are solely due to a change in the death benefit Option.

   Example. A policy is issued with a Face amount of $100,000, death benefit Option 1, and the following schedule:

              Scheduled
Policy Year Death Benefit
----------- -------------
    1          100,000
    2          125,000
    3          150,000
    4          175,000
    5+         200,000

   The death benefit Option is changed to Option 2 at the beginning of Policy Year 3. If the Policy Value at the time of the change is $10,000, then the Face Amount after the change will be $90,000 (the Face Amount prior to the change less the Policy Value) and the Death Benefit Schedule after the change will become:

              Scheduled
Policy Year Death Benefit
----------- -------------
    3          140,000
    4          165,000
    5+         190,000

   Change from Option 2 to Option 1. The new Face Amount will be the Face Amount prior to the change plus the Policy Value on the date of the change (but the new Face Amount will be no greater than the Scheduled Death Benefit on the date of the change.)

   The resulting Face Amount increase will be added to the first Coverage Amount listed in the policy.

   The Annual Premium Target for this Coverage Amount will not be increased and new surrender charge or Sales Loads will not apply, however, for an increase solely due to a change in the death benefit Option.

   Example. A policy is issued with a Face amount of $100,000, death benefit Option 2, and the following schedule:

              Scheduled
Policy Year Death Benefit
----------- -------------
     1         100,000
     2         125,000

              Scheduled
Policy Year Death Benefit
----------- -------------
    3          150,000
    4          175,000
    5+         200,000

   The death benefit Option is changed to Option 1 at the beginning of Policy Year 3. If the Policy Value at the time of the change is $10,000, then the Face Amount after the change will be $110,000 (the Face Amount prior to the change plus the Policy Value), and the Death Benefit Schedule after the change will become:

              Scheduled
Policy Year Death Benefit
----------- -------------
    3          160,000
    4          185,000
    5+         210,000

    .  Changing the Face Amount and Scheduled Death Benefits

    . At any time, you may request an increase or decrease to the Face Amount or any Scheduled Death Benefits effective on or after the date of change. We reserve the right to limit changes that could cause the policy to fail to qualify as life insurance for tax purposes.

    . Increases in Face Amount and Scheduled Death Benefits. Increases in Face Amount and Scheduled Death Benefits are subject to the following conditions:

    . Increases in Face Amount and Scheduled Death Benefits will require satisfactory evidence of the Life Insured's insurability.

    . Increases will take effect at the beginning of the next Policy Month after we approve the request.

    . We may refuse a requested increase that would not meet our requirements for new policy issues at the time due to the Life Insured's Attained Age or other factors.

    . If the Face Amount is increased (other than as required by a death benefit Option change) then all Scheduled Death Benefits effective on or after the date of the change will be increased by the amount of the Face Amount increase.

   New Surrender Charges or Sales Loads for a Face Amount Increase. Coverage Amounts equal to the amount of the increase will be added to the policy as follows:

    . First, Coverage Amounts that were reduced or eliminated by a prior Face Amount decrease will be restored.

    . Second, if needed, a new Coverage Amount will be added to the policy with an Annual Premium Target and new surrender charge or Sales Loads. Any new Coverage Amount will be based on the Life Insured's Attained Age and other relevant factors on the effective date of the increase.

Premiums paid on or after the increase may be attributed to the new Coverage Amount and result in surrender charge or Sales Loads (see "Charges and Deductions -- Attribution of Premiums").

   Decreases in Face Amount and Scheduled Death Benefits. Decreases in Face Amount and Scheduled Death Benefits are subject to the following conditions:

    . Decreases in Face Amount and Scheduled Death Benefits will take effect at the beginning of the next policy Month which is at least 30 days after your written request is received at the Service Office.

    . If the Face Amount is decreased then all Scheduled Death Benefits effective on or after the date of the change will be decreased by the same amount.

    . If at any time the Scheduled Death Benefit decreases to less than the Face Amount, the Face Amount will be decreased to be equal to the Scheduled Death Benefit at that time.

    . Coverage Amounts equal to the amount of the Face Amount decrease will be reduced or eliminated in the reverse order that they are listed in the policy. surrender charge may be assessed (see "Charges and Deductions -- Sales Load or Surrender Charge").

   Decreases in Face Amount under Death Benefit Option 1 due to a Partial Withdrawal. If death benefit Option 1 is in effect when a partial withdrawal is made, the Face Amount will be decreased by an amount equal to (a) minus (b) but not less than zero, where:

     (a) is the partial withdrawal amount plus any applicable Surrender Charge and

     (b) is the excess, if any, of the policy's Minimum Death Benefit over its Face Amount, immediately prior to the partial withdrawal.

   Decreases in Face Amount under death benefit Option 1 due to a Partial Withdrawal are subject to the following conditions:

    . Coverage Amounts equal to the amount of the Face Amount decrease will be reduced or eliminated in the reverse order that they are listed in the policy.

    . All Scheduled Death Benefits effective on or after the date of the partial withdrawal will be decreased by the amount of the Face Amount decrease, unless you request otherwise and we approve.

    . A Face Amount decrease due to a partial withdrawal will not incur any Surrender Charge in addition to that applicable to the partial withdrawal (see "Charges and Deductions -- Sales Load or Surrender Charge").

   Example for Face Increases and Decreases. A policy is issued with a Face Amount of $100,000, death benefit Option 1, and a Death Benefit Schedule as follows:

              Scheduled
Policy Year Death Benefit
----------- -------------
    1          100,000
    2          125,000
    3          150,000
    4          175,000
    5+         200,000

Assume the following policy activity:

 Activity                 Effect on Policy          Change in Benefit Schedule
 --------          -------------------------------  ---------------------------
 In Policy Year 2, The initial Coverage amount is               Scheduled Death
 the Face Amount   reduced to $80,000.              Policy Year     Benefit
 is reduced to                                      ----------- ---------------
 $80,000.                                               2           105,000
                                                        3           130,000
                                                        4           155,000
                                                        5+          180,000

 Activity                 Effect on Policy          Change in Benefit Schedule
 --------          -------------------------------  ---------------------------
 In Policy Year 3, The initial Coverage Amount                  Scheduled Death
 the Face          (which earlier was reduced to    Policy Year     Benefit
 Amount is         $80,000) is restored to its      ----------- ---------------
 increased to $    original level of $100,000. A
 120,000           new Coverage Amount for $20,000
                   is added to the policy. This
                   new coverage amount will have
                   its own Annual Premium Target,
                   and if applicable, its own
                   Sales Load or surrender charge.
                   A portion of the future
                   premiums paid will be
                   attributed to this Coverage
                   Amount to determine the amount       3           170,000
                   of the Sales Load or Surrender       4           195,000
                   Charge.                              5+          220,000

 In Policy Year 4, The Face Amount is reduced to                Scheduled Death
 a Partial         $90,000. The most recent         Policy Year     Benefit
 Withdrawal of     Coverage Amount of $20,000 is    ----------- ---------------
 $30,000 is made.  reduced to$0, and the initial
                   Coverage Amount is reduced to
                   $90,000.                             4           165,000
                                                        5           190,000

   Factors that Affect the Death Benefit. In the case of death benefit Option 2 where the death benefit is the Face Amount plus the Policy Value, changes in the Policy Value will affect the amount of death benefit. Factors that affect the Policy Value are the investment performance of the variable investment options chosen and the charges deducted. For a discussion of how these factors affect Policy Value see the "Risks/Benefits Summary." These factors do not affect the Face Amount of the policy. Therefore, the amount of death benefit under Option 1 will not be less than the Face Amount as long as the policy does not lapse.

                               PREMIUM PAYMENTS

Initial Premiums

   No premiums will be accepted prior to receipt of a completed application by us. All premiums received prior to the Effective Date of the policy will be held in the general account and credited with interest from the date of receipt at the rate of return earned on amounts allocated to the Money Market Trust.

   On the Effective Date, the Net Premiums paid plus interest credited will be allocated among the Investment Accounts or the Fixed Account in accordance with your instructions, unless first allocated to the Money Market Trust for the duration of the right to examine period (see "Right to Examine the Policy").

Subsequent Premiums

   After the payment of the initial premium, premiums may be paid at any time during the lifetime of the Life Insured prior to Attained Age 100 and in any amount subject to the premium limitations described below. A policy will be issued with a planned premium, which is based on the amount of premium you wish to pay. We will send you notices of your planned premium at the payment interval you select. However, you are under no obligation to make the planned premium payment.

   Payment of premiums will not guarantee that the policy will stay in force and failure to pay premiums will not necessarily cause the policy to lapse. The policy will remain in force so long as the Net Cash Surrender Value is sufficient to cover policy charges.

Premium Limitations

   If the policy is issued under the GP Test, the total of all premiums paid may not exceed the then-current maximum premium limitations established by federal income tax law for the policy to qualify as life insurance. The GP Test premium limits are stated in the policy. If a premium is received which would result in total premiums exceeding the applicable GP Test limit, we will only accept that portion of the premium that will not exceed the limit. Any premium in excess of that amount will be returned.

   If the policy is issued under the CVA Test, there is no restriction on the amount of premiums that may be paid into a policy, but you must provide satisfactory evidence of insurability before we accept any premium that would increase the death benefit by an amount greater than the increase in Policy Value.

Premium Allocation

   You may allocate premiums to the Fixed Account and Investment Accounts. Allocations may be made as percentages that are between zero and 100% that sum to exactly 100%. Alternatively, you may allocate a premium in dollar amounts that sum to exactly the Net Premium amount. You may change premium allocations at any time and the change will take effect on the date a request for change satisfactory to us is received at the Service Office.

                            CHARGES AND DEDUCTIONS

Premium Load

   We will deduct a Premium Load as a percentage of each premium payment that is guaranteed never to exceed 2.0%. Currently, we waive this load in Policy Years 11 and later and charge 0%.

   The charge is intended to cover a portion of the aggregate amount of various taxes and fees we pay to federal, state and local governments. It is not based on the actual premium tax rate of your state of residence or any other specific tax.

Sales Load or Surrender Charge

   Each Coverage Amount listed in the policy is designated as having either a Sales Load or Surrender Charge. One or the other of these charges will apply to a Coverage Amount, but not both. This designation cannot be changed after a Coverage Amount is effective and, currently, the same alternative must apply to all Coverage Amounts.

   Generally, policy benefits will be approximately equal in present value under either alternative. However, there is no guarantee each alternative will perform the same in all circumstances. Therefore, you should obtain individualized illustrations for both charge structures. Current cost of insurance rates in early Policy Years will be higher for the Surrender Charge alternative.

   The Sales Load or Surrender Charge is intended to cover a portion of our costs of marketing and distributing the policies.

   Attribution of Premiums. An Annual Premium Target is associated with each Coverage Amount. Annual Premium Targets are based on the Coverage Amount and the Life Insured's Attained Age, sex and smoking status on the effective date of the Coverage Amount. The Annual Premium Targets are listed with the Coverage Amounts in the policy.

   Premium payments will be attributed to Coverage Amounts that have been in effect for less than 5 years. Attribution will begin with the first applicable Coverage Amount that is listed in the policy. The sum of all premium amounts attributed to a Coverage Amount in a Coverage Year is limited to the Annual Premium Target shown in the policy. Premium amounts that exceed the Annual Premium Target will be attributed to the next listed Coverage Amount, up to its own Annual Premium Target. Attribution will continue in this manner until either the entire premium is attributed to Coverage Amounts or the Annual Premium Target is exceeded for all applicable Coverage Amounts.

   Sales Load. We deduct a Sales Load from all premium amounts attributed to a Coverage Amount designated as having a Sales Load. The Sales Load is a percentage of premiums guaranteed never to exceed the percentages below.

Currently we are charging these percentages.

Coverage Year Percentage Coverage Year Percentage
------------- ---------- ------------- ----------
      1           8%           4           2%
      2           6%           5           1%
      3           3%           6+          0%

    . Surrender Charge. We will deduct a Surrender Charge from the Net Policy Value upon elimination or reduction of a Coverage Amount designated as having a Surrender Charge during the first 9 Coverage Years. Coverage Amounts may be eliminated or reduced and a Surrender Charge assessed due to:

    .  surrender of the policy for its Net Cash Surrender Value,

    .  a partial withdrawal which exceeds the Free Partial Withdrawal Amount,

    . a Face Amount decrease that is not solely due to a death benefit Option change, or

    .  lapse of the policy.

    . The Surrender Charge for an applicable Coverage Amount is a percentage of the sum of all premiums attributed to it since its effective date. Surrender Charge percentages are guaranteed never to exceed those below. Currently, we are charging these percentages:

Coverage Year Percentage Coverage Year Percentage
------------- ---------- ------------- ----------
      1          5.0%          6          1.5%
      2          4.0%          7          1.0%
      3          3.0%          8          1.0%
      4          2.5%          9          0.5%
      5          2.0%         10+         0.0%

   Although the Surrender Charge percentages remain level or decrease as the Coverage Year increases, the total dollar amount of surrender charge may increase, as the total premium paid increases. Premiums paid in any Coverage Year in excess of the Annual Premium Target and premiums paid after the fifth Coverage Year may not add to the Surrender Charge, so the timing of premium payments may affect the amount of the Surrender Charge.

   Depending upon circumstances such as premiums paid and performance of the underlying investment options, there may be a Policy Value but no Cash Surrender Value available due to the existence of the Surrender Charge.

   Unless otherwise allowed by us and specified by you, surrender charge will be allocated among the Investment Accounts and the Fixed Account in the same proportion as the Policy Value in each Account bears to the Net Policy Value.

   Surrender Charges on a Partial Withdrawal. We will assess a portion of the Surrender Charge if you take a partial withdrawal that exceeds the Free Withdrawal Amount. The Free Withdrawal Amount is 10% of the Net Cash Surrender Value at the time of the withdrawal less the amount of any partial withdrawals already taken in the same Policy Year.

   The portion of the policy's total Surrender Charge that will be assessed is the ratio of (a) to (b), where (a) is the amount being withdrawn in excess of the Free Withdrawal Amount and (b) is the Net Cash Surrender Value immediately prior to the withdrawal. The remaining surrender charge for all Coverage Amounts will be reduced in the same proportion that the Surrender Charge assessed bears to the policy's total Surrender Charge immediately prior to the partial withdrawal.

   Surrender Charges on a Face Amount Decrease. We will assess a portion of the Surrender Charge upon a Face Amount decrease that is not required due to a death benefit Option change or partial withdrawal. For each Coverage Amount that is reduced or eliminated as a result of the decrease, we will assess a portion of any applicable Surrender Charge. The proportion of the Surrender Charge that is assessed will be the ratio of amount by which the Coverage Amount is reduced to the Coverage Amount prior to reduction. The remaining surrender charge for affected Coverage Amounts will be reduced by the same ratio.

Monthly Deductions

   On the Policy Date and at the beginning of each Policy Month prior to Attained Age 100, a deduction is due from the Net Policy Value to cover certain charges described below. Monthly deductions due prior to the policy's Effective Date will be taken on the Effective Date. Unless otherwise allowed by us and specified by you, the monthly deduction will be allocated among the Investment Accounts and the Fixed Account in the same proportion as the Policy Value in each of the Investment Accounts and the Fixed Account bears to the Net Policy Value.

   Administration Charge. Currently we deduct a charge of $12 per Policy Month, which is guaranteed never to be exceeded. This charge is intended to cover certain administrative expenses associated with the policy, including maintaining policy records, collecting premiums and processing death claims, surrender and withdrawal requests and various changes permitted under a policy.

   Cost of Insurance Charge. A monthly charge for the cost of insurance is paid to the Company and is determined by multiplying a cost of insurance rate by the net amount at risk at the beginning of each Policy Month.

   Death Benefit Option 1. The net amount at risk is equal to the greater of zero, or (a) minus (b), where

   (a) is the applicable death benefit amount on the first day of the Policy Month, divided by 1.0024663; and

   (b) is the Policy Value attributed to that death benefit amount on the first day of the Policy Month.

   Death Benefit Option 2. The net amount at risk is equal to the Face Amount of insurance.

   Cost of insurance rates and net amounts at risk are determined separately for each Coverage Amount and for the excess of the death benefit over the Face Amount (the Face Amount is the sum of the Coverage Amounts).

   Attribution of Policy Value to Net Amounts at Risk. To determine the net amounts at risk, the Policy Value will be attributed to Coverage Amounts in the order listed in the policy. The amount of Policy Value attributed to a Coverage Amount will be limited to the amount that results in zero net amount at risk, and any excess Policy Value will then be attributed to the next listed Coverage Amount. Attribution will continue in this manner until either the entire Policy Value is attributed or the end of the list of Coverage Amounts is reached. Any remaining Policy Value will then be attributed to the excess of the death benefit over the Face Amount.

   Current Cost of Insurance Rates. Cost of insurance rates are determined separately for each Coverage Amount and the excess of the death benefit over the Face Amount. There are different current cost of insurance rate bases for:

    .  Coverage Amounts having Sales Loads,

    .  Coverage Amounts having surrender charge, and

    . The excess of the death benefit over the Face Amount, including any Term Insurance Benefit under the FTIO Rider.

   The cost of insurance rate in a specific Policy Month for an applicable death benefit amount will depend on:

    .  the cost of insurance rate basis for the applicable death benefit amount,

    . the Life Insured's Attained Age, sex (unless unisex rates are required by law) and smoking status on the effective date of the applicable death benefit amount,

    .  the underwriting class of the applicable death benefit amount,

    . the Coverage Year, or Policy Year for the excess of the death benefit over the Face Amount,

    .  any extra charges for substandard ratings, as stated in the policy.

   Since the net amount at risk for death benefit Option 1 is based on a formula that includes as factors the Policy Value, the net amount at risk is affected by the investment performance of the underlying investment options chosen, payment of premiums and charges assessed.

   Cost of insurance rates will generally increase with the Life Insured's age and the Coverage Year.

   Cost of insurance rates reflect our expectation as to future mortality experience. They are also intended to cover our general costs of providing the policy, to the extent that these costs are not covered by other charges. Current cost of insurance rates may be changed by us on a basis that does not unfairly discriminate within the class of lives insured.

   Guaranteed Maximum Cost of Insurance Rates. In no event will the cost of insurance rates we charge exceed the guaranteed maximum rates set forth in the policy, except to the extent that an extra charge is imposed for a substandard rating. The guaranteed rates are the based on 1980 Commissioners Standard Ordinary Sex Distinct (unless unisex rates are required by law) ANB Aggregate Ultimate Mortality Tables. Current cost of insurance rates may be less than the guaranteed rates.

Asset Based Risk Charge Deducted from Investment Accounts

   We assess a daily charge against amounts in the Investment Accounts. This charge is intended to compensate us for insurance risks we assume under the policy, such as benefit payments and expenses that are higher than we expected. We will realize a gain from this charge to the extent it is not needed to provide benefits and pay expenses under the policy.

   The charge is a percentage of amounts in the Investment Accounts, which will reduce Unit Values of the sub-accounts. The charge is guaranteed never to exceed an annual rate of 0.50%. Currently, we charge the following rates:

Policy Year Annual Rate
----------- -----------
  1-10         0.50%
    11+        0.25%

Investment Management Fees and Expenses

   The investment management fees and expenses of the portfolios, the underlying variable investment options for the policy, are set forth in the Fee Tables above and in the portfolio prospectuses.

Reduction in Charges and Enhanced Surrender Values

   The policy is designed for employers and other sponsoring organizations that may purchase multiple policies as a Case. The size or nature of the Case may result in expected savings of sales, underwriting, administrative or other costs. If so, we expect to offer reductions of policy charges and enhancements of surrender value. Eligibility for reductions and enhancements and the amounts available will be determined by a number of factors, including the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policy owner, the nature of the relationship among the lives insured, the purpose for which the policies are being purchased, expected persistency of the individual policies, and any other circumstances which we believe to be relevant to the expected reduction of our expenses. Some of reductions and enhancements may be guaranteed and others may be subject to restrictions or to withdrawal or modification, on a uniform case basis. We may change the nature and amount of reductions and enhancements available from time to time. Reductions and enhancements will be determined in a way that is not unfairly discriminatory to policy owners.

                          COMPANY TAX CONSIDERATIONS

   Currently, we make no specific charge for any federal, state, or local taxes that we incur that may be attributable to such Account or to the policy. We reserve the right in the future to make a charge for any such tax or other economic burden resulting from the application of tax laws that we determines to be attributable to the Separate Account or to the policy.

                                 POLICY VALUE

Determination of the Policy Value

   A policy has a Policy Value, a portion of which is available to you by making a policy loan or partial withdrawal, or upon surrender of the policy. The Policy Value may also affect the amount of the death benefit. The Policy Value at any time is equal to the sum of the values in the Investment Accounts, the Fixed Account, and the Loan Account.

   The Policy Value is affected by the investment performance of the Investment Account chosen and the rate of interest credited if amounts are allocated to the Fixed Account. The Policy Value is also affected by the charges deducted. For a discussion of how these factors affect Policy Value see the "Risks/Benefits Summary."

   Investment Accounts. An Investment Account is established under each policy for each sub-account of the Separate Account to which Net Premiums or transfer amounts have been allocated. Each Investment Account under a policy measures the interest of the policy in the corresponding sub-account. The value of the Investment Account established for a particular sub-account is equal to the number of units of that sub-account credited to the policy times the value of such units.

   Fixed Account. Amounts in the Fixed Account do not vary with the investment performance of any sub-account. Instead, these amounts are credited with interest at a rate determined by John Hancock USA. See "The General Account -- Fixed Account".

   Loan Account. Amounts borrowed from the policy are transferred to the Loan Account. Amounts in the Loan Account do not vary with the investment performance of any sub-account. Instead, these amounts are credited with interest at a rate determined by John Hancock USA that is lower than the loan interest rate charged on Policy Debt. See "Policy Loans -- Loan Account".

Units and Unit Values

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

   Crediting and Canceling Units. Units of a particular sub-account are credited to a policy when Net Premiums are allocated to that sub-account or amounts are transferred to that sub-account. Units of a sub-account are cancelled whenever amounts are deducted, transferred or withdrawn from the sub-account. The number of units credited or cancelled for a specific transaction is based on the dollar amount of the transaction divided by the value of the unit on the Business Day on which the transaction occurs. The number of units credited with respect to a premium payment will be based on the applicable unit values for the Business Day on which the premium is received at the Service Office, except for any premiums received before the Effective Date. For premiums received before the Effective Date, the values will be determined on the Effective Date.

   Units are valued at the end of each Business Day. When an order involving the crediting or canceling of units is received after the end of a Business Day, or on a day that is not a Business Day, the order will be processed on the basis of unit values determined on the next Business Day. Similarly, any determination of Policy Value, Investment Account value or death benefit to be made on a day that is not a Business Day will be made on the next Business Day.

   Unit Values. For each Business Day the unit value for a sub-account is determined by multiplying the unit value for the immediately preceding Business Day by the net investment factor for that sub-account on such subsequent Business Day.

   The net investment factor for a sub-account on any Business Day is equal to
   (a) divided by (b) minus (c), where:

   (a) is the net asset value of the underlying portfolio shares held by that sub-account as of the end of such Business Day before any policy transactions are made on that day;

   (b) is the net asset value of the underlying portfolio shares held by that sub-account as of the end of the immediately preceding Business Day after all policy transactions were made for that day; and

   (c) is a charge not exceeding the daily mortality and expense risk charge shown in the "Charges and Deductions -- Asset Based Risk Charge Deducted from Investment Accounts" section.

   The value of a unit may increase, decrease, or remain the same, depending on the investment performance of a sub-account from one Business Day to the next.

Transfers of Policy Value

   Subject to the restrictions set forth below, the policy owner may transfer Policy Value from one sub-account to another or to the Fixed Account. Transfers involving the Fixed Account are subject to certain limitations noted below under "Transfers Involving Fixed Account."

   Variable investment options in variable annuity and variable life insurance products can be a prime target for abusive transfer activity because these products value their investment options on a daily basis and allow transfers among investment options without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of variable investment options in reaction to market news or to exploit a perceived pricing inefficiency. Whatever the reason, long-term investors in a variable investment option can be harmed by frequent transfer activity since such activity may expose a portfolio to increased portfolio transaction costs (affecting the value of the shares), disruption to management of a portfolio (affecting a subadviser's ability to effectively manage a portfolio's investments in accordance with the portfolio's investment objective and policies) and dilution with respect to interests held for long-term investment.

   To discourage disruptive frequent trading activity, we impose restrictions on transfers and reserve the right to change, suspend or terminate telephone and facsimile transaction privileges. In addition, we reserve the right to take other actions at any time to restrict trading, including, but not limited to:
(i) restricting the number of transfers made during a defined period,
(ii) restricting the dollar amount of transfers, and (iii) restricting transfers into and out of certain investment options. We also reserve the right to defer a transfer at any time we are unable to purchase or redeem shares of the underlying portfolio.

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

   Rule 22c-2 under the 1940 Act requires us to provide tax identification numbers and other policy owner transaction information to John Hancock Trust or to other investment companies in which the Separate Account invests, at their request. An investment company will use this information to identify any pattern or frequency of investment account transfers that may violate their frequent trading policy. An investment company may require us to impose trading restrictions in addition to those described above if violations of their frequent trading policy are discovered.

   While we seek to identify and prevent disruptive frequent trading activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in preventing all disruptive frequent trading and avoiding harm to long-term investors.

   The Company's current practice is to restrict transfers into or out of variable investment options to two per calendar month (except with respect to those policies described in the following paragraph). In applying this restriction any transfer request involving the transfer of account value into or out of multiple variable investment options will still count as only one request. No more than one transfer request made be made on any day. The policy owner may, however, transfer to the Money Market investment option even if the two transfer per month limit has been reached, but only if 100% of the value in all variable investment options is transferred to the Money Market investment option. If such a transfer to the Money Market investment option is made, then, for the 30 calendar day period after such transfer, no transfers from the Money Market investment option to any other variable investment options or to the Fixed Account may be made. If a policy offers a dollar cost averaging or automatic asset allocation rebalancing program, any transfers pursuant to such program are not considered transfers subject to these restrictions on frequent trading. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions.

   Policies may be purchased by a corporation or other entity as a means to informally finance the liabilities created by an employee benefit plan, and to this end the entity may aggregately manage the policies purchased to match its liabilities under the plan. Policies sold under these circumstances are subject to special transfer restrictions. In lieu of the two transfers per month restriction, we will allow the policy owner under these circumstances to rebalance the investment options in its policies within the following limits:
(i) during the 10 calendar day period after any account values are transferred from one variable investment option into a second variable investment option, the values can only be transferred out of the second investment option if they are transferred into the Money Market investment option; and (ii) any account values that would otherwise not be transferable by application of the 10 day limit described above and that are transferred into the Money Market investment option may not be transferred out of the Money Market investment option into any other investment options (variable or fixed) for 30 calendar days. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions.

   The Company also reserves the right to modify or terminate the transfer privilege at any time in accordance with applicable law. Transfers may also be delayed when any of the events described in "Payment of Proceeds" occurs. Transfer privileges are also subject to any restrictions that may be imposed by the portfolios. In addition, the Company reserves the right to defer the transfer privilege at any time that the Company is unable to purchase or redeem shares of a portfolio.

   Transfer Requests. Transfer requests may be made in writing in a format satisfactory to us. From time to time we may offer you alternate means of communicating transfer requests to us, such as electronic mail, the Internet or telephone. We will use reasonable procedures to confirm that instructions received by alternate means are genuine and we will not be liable for following instructions we have reasonably determined to be genuine.

   Limitations on Transfers From the Fixed Account. The maximum amount that may be transferred from the Fixed Account in any Policy Year is 25% of the Fixed Account Value at the previous Policy Anniversary. Any transfer that involves a transfer out of the Fixed Account may not involve a transfer to the Investment Account for the Money Market Trust. We may allow greater amounts to be transferred from the Fixed Account if a systematic plan of withdrawals is agreed to in advance. For example, we will allow the transfer of 20%, 25%, 33%, 50% and 100% of the remaining balance in the Fixed Account in five successive years provided we agree in advance in writing and that no amounts are transferred into the Fixed Account during the 5 year period.

                                 POLICY LOANS

   At any time while the policy is in force, you may borrow against the Policy Value. The policy is the only security for

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

the loan. policy loans may have tax consequences. See "Tax Treatment of Policy Benefits -- Policy Loan Interest."

   A policy loan will affect future Policy Values, since the portion of the Policy Value in the Loan Account will receive the loan interest credited rate rather than varying with the performance of the underlying portfolios or increasing at the Fixed Account interest credited rate. A policy loan may cause a policy to be more susceptible to lapse since it reduces the Net Cash Surrender Value from which monthly deductions are taken. A policy loan causes the amount payable upon death of the Life Insured to be reduced by the amount of outstanding Policy Debt.

   Maximum Loan. The amount of any loan cannot exceed the amount that would cause the Policy Debt to equal the Policy's Cash Surrender Value less the monthly deductions due from the date of the loan to the next Policy Anniversary.

Interest Charged on Policy Loans

   Interest on the Policy Debt will accrue daily and be payable annually on the Policy Anniversary. The rate of interest charged will be an effective annual rate of 4%.

Loan Account

   When a loan is made, an amount equal to the loan will be deducted from the Investment Accounts or the Fixed Account and transferred to the Loan Account. You may designate how this amount is allocated among the Accounts. If you give no instructions, the amount transferred will be allocated among the Investment Accounts and the Fixed Account in the same proportion as the Policy Value in each Investment Account and the Fixed Account bears to the Net Policy Value. A transfer from an Investment Account will result in the cancellation of units of the underlying sub-account equal in value to the amount transferred from the Investment Account. However, since the Loan Account is part of the Policy Value, transfers made in connection with a loan will not change the Policy Value.

   Interest Credited to the Loan Account. Policy Value in the Loan Account will earn interest at an effective annual rate guaranteed to be at least 3.25%. We may declare a current interest rate that is greater than this, subject to change at any time. The excess of the loan interest charged rate (4%) over the loan interest credited rates will result in a net charge against the Policy Value with respect to any Policy Debt.

   Currently we credit loan interest rates which vary by Policy Year as follows:

             Current Loan Interest Excess of Loan Interest
Policy Years    Credited Rates          Charged Rate
------------ --------------------- -----------------------
   1-10              3.25%                  0.75%
     11+             3.75%                  0.25%

   Loan Account Adjustments. On the first day of each Policy Month the difference between the Loan Account and the Policy Debt is transferred to the Loan Account from the Investment Accounts or the Fixed Account. The amount transferred will be allocated to the Investment Accounts and the Fixed Account in the same proportion as the Policy Value in each Investment Account or the Fixed Account bears to the Net Policy Value.

   Loan Repayments. Policy Debt may be repaid, in whole or in part, at any time prior to the death of the Life Insured while the policy is in force. A loan repayment amount will be credited to the Loan Account and transferred to the Fixed Account or the Investment Accounts in the same proportion as the Policy Value in each Account bears to the Net Policy Value.

   Amounts paid to us not specifically designated in writing as loan repayments will be treated as premiums.

                   POLICY SURRENDER AND PARTIAL WITHDRAWALS


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

Policy Surrender

   A policy may be surrendered for its Net Cash Surrender Value at any time while the Life Insured is living. The Net Cash Surrender Value is equal to the Policy Value less any surrender charge, monthly deductions due and Policy Debt. The Net Cash Surrender Value will be determined at the end of the Business Day on which we receive the policy and a written request for surrender at the Service Office. When a policy is surrendered, the insurance coverage and all other benefits under the policy will terminate.

Partial Withdrawals

   You may make a partial withdrawal of the Net Cash Surrender Value at any time. You may designate how the withdrawal amount is allocated among the Investment Account and the Fixed Account. If you give no instructions, the withdrawal amount will be allocated among the Accounts in the same proportion as the Policy Value in each Account bears to the Net Policy Value.

   Surrender Charges may be assessed on a Partial Withdrawal. See "Charges and Deductions -- Surrender Charges." The death benefit may be reduced as a result of a Partial Withdrawal. See "Death Benefits -- Decreases in Face Amount under death benefit Option 1 due to a Partial Withdrawal".

                            LAPSE AND REINSTATEMENT

Lapse

   A policy will go into default at the beginning of a Policy Month if the Net Cash Surrender Value would go below zero after deducting the monthly deduction then due. A lapse could have adverse tax consequences as described under "Tax Treatment of the Policy -- Tax Treatment of Policy Benefits -- Surrender or Lapse." We will notify you of the default and will allow you a 61-day grace period in which to make a premium payment sufficient to bring the policy out of default. The required payment will be equal to the amount necessary to bring the Net Cash Surrender Value to zero, if it was less than zero on the date of default, plus the monthly deductions due at the date of default and payable at the beginning of each of the two Policy Months thereafter, plus any applicable premium load charge. If the required payment is not received by the end of the grace period, the policy will terminate with no value.

   Death During Grace Period. If the Life Insured should die during the grace period, the Policy Value used in the calculation of the death benefit will be the Policy Value on the date of default and the insurance benefit will be reduced by any outstanding monthly deductions due at the time of death.

Reinstatement

   You may reinstate a policy that has terminated after going into default at any time within the five-year period following the date of termination subject to the following conditions:

    .  The policy must not have been surrendered for its Net Cash Surrender
       Value;

    . Evidence of the Life Insured's insurability satisfactory to us must be provided; and

    . A premium equal to the payment required during the grace period following default to keep the policy in force is paid.

                              THE GENERAL ACCOUNT

   The general account of John Hancock USA consists of all assets owned by us other than those in the Separate Account and other Separate Accounts of the Company. Subject to applicable law, we have sole discretion over investment of the assets of the general account.

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

   By virtue of exclusionary provisions, interests in the general account of John Hancock USA have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and as a result the staff of the SEC has not reviewed the disclosures in this prospectus relating to the general account. Disclosures regarding the general account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in a prospectus.

Fixed Account

   You may allocate Net Premiums to the Fixed Account or transfer all or a portion of the Policy Value to the Fixed Account from the Investment Accounts. John Hancock USA will hold the reserves required for any portion of the policy Value allocated to the Fixed Account in our general account. Transfers from the Fixed Account to the Investment Accounts are subject to restrictions.

   Policy Value in the Fixed Account. The Policy Value in the Fixed Account is equal to:

    .  the portion of the Net Premiums allocated to it; plus

    .  any amounts transferred to it; plus

    .  interest credited to it; less

    .  any charges deducted from it; less

    .  any partial withdrawals from it; less

    .  any amounts transferred from it.

   Interest on the Fixed Account. An allocation of Policy Value to the Fixed Account does not entitle you to share in the investment experience of the general account. Instead, we guarantee that the Policy Value in the Fixed Account will accrue interest daily at an effective annual rate of at least 3%, without regard to the actual investment experience of the general account. We may declare a current interest rate in excess of the guaranteed rate, subject to hange at any time.

                        OTHER PROVISIONS OF THE POLICY

Policy owner Rights

Unless otherwise restricted by a separate agreement, you may:

    .  Vary the premiums paid under the policy.

    .  Change the death benefit Option.

    .  Change the premium allocation for future premiums.

    .  Transfer amounts between sub-accounts.

    .  Take loans and/or partial withdrawals.

    .  Surrender the contract.

    .  Transfer ownership to a new owner.

    . Name a contingent owner that will automatically become owner if you die before the Life Insured.

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

    .  Change or revoke a contingent owner.

    .  Change or revoke a beneficiary.

   Assignment of Rights. We will not be bound by an assignment until we receive a copy of the assignment at the Service Office. We assume no responsibility for the validity or effects of any assignment.

   Beneficiary

   You may appoint one or more beneficiaries of the policy by naming them in the application. Beneficiaries may be appointed in three classes -- primary, secondary, and final. Beneficiaries may also be revocable or irrevocable. Unless an irrevocable designation has been elected, you may change the beneficiary during the Life Insured's lifetime by giving written notice in a form satisfactory to us. If the Life Insured dies and there is no surviving beneficiary, you, or your estate if you are the Life Insured, will be the beneficiary. If a beneficiary dies before the seventh day after the death of the Life Insured, we will pay the insurance benefit as if the beneficiary had died before the Life Insured.

   Incontestability

   We will not contest the validity of a policy after it has been in force during the Life Insured's lifetime for two years from the Issue Date stated in the policy, nor will we contest the validity of an increase in Face Amount after it has been in force during the Life Insured's lifetime for two years. If a policy has been reinstated, we can contest any misrepresentation of a fact material to the reinstatement for a period of two years after the reinstatement date.

   Misstatement of Age or Sex

   If the Life Insured's stated age or sex or both in the policy are incorrect, we will change the Face Amount so that the death benefit will be that which the most recent monthly charge for the cost of insurance would have purchased for the correct age and sex.

   Suicide Exclusion

   If the Life Insured, whether sane or insane, dies by suicide within two years from the Issue Date stated in the policy (or within the maximum period permitted by the state in which the policy was delivered, if less than two years), we will pay only the premiums paid less any partial withdrawals and any Policy Debt. If the Life Insured should die by suicide within two years after a Face Amount increase, the death benefit for the increase will be limited to the monthly deductions for the increase. At our discretion, this provision may be waived.

   Supplementary Benefits

   Subject to certain requirements, one or more supplementary benefits may be added to a policy, including the FTIO Rider (see "Death Benefits - Flexible erm Insurance Option Rider") and, in the case of a policy owned by a corporation r other similar entity, a benefit permitting a change in the Life Insured (a taxable event). More detailed information concerning these supplementary benefits may be obtained from us. There is no cost for any supplementary benefit currently offered by us, with the exception of FTIO Rider (see "Charges and Deductions -- Monthly Deductions").

                          TAX TREATMENT OF THE POLICY

Tax considerations

   This description of Federal income tax consequences is only a brief summary and is neither exhaustive nor authoritative. It was written to support the promotion of our products. It does not constitute legal or tax advice, and it is not intended to be used and cannot be used to avoid any penalties that may be imposed on you. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax adviser. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively. The policy may be used in various arrangements, including nonqualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the value of using the policy in any such arrangement depends in part on the tax consequences, a qualified tax adviser should be consulted for advice.

General

   We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of the Separate Account in our taxable income and take deductions for investment income credited to our "policy holder reserves". We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge the Separate Account for any resulting income tax costs, other than a "DAC tax" charge we may impose against the Separate Account to compensate us for the finance costs attributable to the acceleration of our income tax liabilities by reason of a "DAC tax adjustment". We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the series funds. These benefits can be material. We do not pass these benefits through to the Separate Account, principally because: (i) the deductions and credits are allowed to us and not the policy owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on the Separate Account assets that are passed through to policy owners.

   The policies permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the policies or the Separate Account. Currently, we do not anticipate making any specific charge for such taxes other than any DAC tax charge and state and local premium taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.

Death benefit proceeds and other policy distributions

   Generally, death benefits paid under policies such as yours are not subject to income tax. Earnings on your account value are ordinarily not subject to income tax as long as we don't pay them out to you. If we do pay out any amount of your account value upon surrender or partial withdrawal, all or part of that distribution would generally be treated as a return of the premiums you've paid and not subjected to income tax. However certain distributions associated with a reduction in death benefit or other policy benefits within the first 15 years after issuance of the policy are ordinarily taxable in whole or in part. Amounts you borrow are generally not taxable to you.

   However, some of the tax rules change if your policy is found to be a modified endowment contract. This can happen if you've paid premiums in excess of limits prescribed by the tax laws. Additional taxes and penalties may be payable for policy distributions of any kind. (See "7-pay premium limit and modified endowment contract status" below.)

   We expect the policy to receive the same Federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code (the "Code") defines a life insurance contract for Federal tax purposes. For a policy to be treated as a life insurance contract, it must satisfy either the cash value accumulation test or the guideline premium test. These tests limit the amount of premium that you may pay into the policy. We will monitor compliance with these standards. If we determine that a policy does not satisfy section 7702, we may take whatever steps are appropriate and reasonable to bring it into compliance with section 7702.

   If the policy complies with section 7702, the death benefit proceeds under the policy should be excludable from the beneficiary's gross income under section 101 of the Code.

   Increases in account value as a result of interest or investment experience will not be subject to Federal income tax unless and until values are received through actual or deemed distributions. In general, the owner will be taxed on the amount of distributions that exceed the premiums paid under the policy. An exception to this general rule occurs in the case of a decrease in the policy's death benefit or any other change that reduces benefits under the policy in the first 15 years after the policy is issued and that results in a cash distribution to the policy owner. Changes that reduce benefits include partial 42 withdrawals, death benefit option changes, and distributions required to keep the policy in compliance with section 7702. For purposes of this rule any distribution within the two years immediately before a reduction in benefits will also be treated as if it caused the reduction. A cash distribution that reduces policy benefits will be taxed in whole or in part (to the extent of any gain in the policy) under rules prescribed in section 7702. The taxable amount is subject to limits prescribed in section 7702(f)(7). Any taxable distribution will be ordinary income to the owner (rather than capital gain).

   Distributions for tax purposes include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy's ownership.

   It is possible that, despite our monitoring, a policy might fail to qualify as a life insurance contract under section 7702 of the Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if any of the funds failed to meet certain investment diversification or other requirements of the Code. If this were to occur, you would be subject to income tax on the income credited to the policy from the date of issue to the date of the disqualification and for subsequent periods.

   Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws will depend on the circumstances of each owner or beneficiary. If the person insured by the policy is also its owner, either directly or indirectly through an entity such as a revocable trust, the death benefit will be includible in his or her estate for purposes of the Federal estate tax. If the owner is not the person insured, the value of the policy will be includible in the owner's estate upon his or her death. Even if ownership has been transferred, the death proceeds or the policy value may be includible in the former owner's estate if the transfer occurred less than three years before the former owner's death or if the former owner retained certain kinds of control over the policy. You should consult your tax adviser regarding these possible tax consequences.

   Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy's ownership or making any assignment of ownership interests.

Policy loans

   We expect that, except as noted below (see "7-pay premium limit and modified endowment contract status"), loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, if the policy terminates for any reason, the amount of any outstanding loan that was not previously considered income will be treated as if it had been distributed to the owner upon such termination. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans, you might find yourself having to choose between high premiums required to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

Diversification rules and ownership of the Account

   Your policy will not qualify for the tax benefits of a life insurance contract unless the Account follows certain rules requiring diversification of investments underlying the policy. In addition, the rules require that the policy owner not have "investment control" over the underlying assets.

   In certain circumstances, the owner of a variable life insurance policy may be considered the owner, for Federal income tax purposes, of the assets of the separate account used to support the policy. In those circumstances, income and gains from the separate account assets would be includible in the policy owner's gross income. The Internal Revenue Service ("IRS") has stated in published rulings that a variable policy owner will be considered the owner of separate account assets if the policy owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the "extent to which Policyholders may direct their investments to particular sub-accounts of a separate account without being treated as owners of the underlying assets". As of the date of this prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable life insurance or annuity contract despite the owner's ability to allocate funds among as many as twenty subaccounts.

   The ownership rights under your policy are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that policyholders were not owners of separate account assets. Since you have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible that you would be treated as the owner of your policy's proportionate share of the assets of the Account.

   We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that the funds will be able to operate as currently described in the series funds' prospectuses, or that a series fund will not have to change any fund's investment objectives or policies. We have reserved the right to modify your policy if we believe doing so will prevent you from being considered the owner of your policy's proportionate share of the assets of the Account, but we are under no obligation to do so.

7-pay premium limit and modified endowment contract status

   At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact. The 7-pay limit is the total of net level premiums that would have been payable at any time for a comparable fixed policy to be fully "paid-up" after the payment of 7 equal annual premiums. "Paid-up" means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first 7 policy years exceed the 7-pay limit, the policy will be treated as a modified endowment contract, which can have adverse tax consequences.

   Policies classified as modified endowment contracts are subject to the following tax rules:

    . First, all partial withdrawals from such a policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the distribution over the investment in the policy at such time.

    . Second, loans taken from or secured by such a policy and assignments or pledges of any part of its value are treated as partial withdrawals from the policy and taxed accordingly. Past-due loan interest that is added to the loan amount is treated as an additional loan.

    . Third, a 10% additional income tax is imposed on the portion of any distribution (including distributions on surrender) from, or loan taken from or secured by, such a policy that is included in income except where the distribution or loan:

    .  is made on or after the date on which the policy owner attains age
       59 1/2;

    .  is attributable to the policy owner becoming disabled; or

    . is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policy owner or the joint lives (or joint life expectancies) of the policy owner and the policy owner's beneficiary.

      These exceptions to the 10% additional tax do not apply in situations where the policy is not owned by an individual.

   Furthermore, any time there is a "material change" in a policy, the policy will begin a new 7-pay testing period as if it were a newly-issued policy. The material change rules for determining whether a policy is a modified endowment contract are complex. In general, however, the determination of whether a policy will be a modified endowment contract after a material change generally depends upon the relationship among the death benefit of the policy at the time of such change, the policy value at the time of the change, and the additional premiums paid into the policy during the seven years starting with the date on which the material change occurs.

   Moreover, if there is a reduction in benefits under a policy (such as a reduction in the death benefit or the reduction or cancellation of certain rider benefits) during a 7-pay testing period, the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested from the beginning of the 7-pay testing period using the lower limit. If the premiums paid to date at any point during the 7-pay testing period are greater than the recalculated 7-pay limit, the policy will become a modified endowment contract.

   All modified endowment contracts issued by the same insurer (or its affiliates) to the same owner during any calendar year generally are required to be treated as one contract for the purpose of applying the modified endowment contract rules. A policy received in exchange for a modified endowment contract will itself also be a modified endowment contract. You should consult your tax adviser if you have questions regarding the possible impact of the 7-pay limit on your policy.

Corporate and H.R. 10 retirement plans

   The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of section 401 of the Code. If so, the Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Code.

Withholding

   To the extent that policy distributions to you are taxable, they are generally subject to withholding for your Federal income tax liability. However if you reside in the United States, you can generally choose not to have tax withheld from distributions.

Life insurance purchases by residents of Puerto Rico

   In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service ruled that income received by residents of Puerto Rico under a life insurance policy issued by a United States company is U.S.-source income that is subject to United States Federal income tax.

Life insurance purchases by non-resident aliens

   If you are not a U.S. citizen or resident, you will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, you may be subject to state and/or municipal taxes and taxes imposed by your country of citizenship or residence. You should consult with a qualified tax adviser before purchasing a policy.

                               OTHER INFORMATION

Payment of Proceeds

   As long as the policy is in force, we will ordinarily pay any policy loans, surrenders, partial withdrawals or insurance benefit within seven days after receipt at the Service Office of all the documents required for such a payment. We will ordinarily pay any death benefit, withdrawal, surrender value or loan within 7 days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). If we don't have information about the desired manner of payment within 7 days after the date we receive documentation of the insured person's death, we will pay the proceeds as a single sum.

   We may delay the payment of any policy loans, surrenders, partial withdrawals, or insurance benefit that depends on Fixed Account values for up to six months or in the case of any Investment Account for any period during which (i) the New York Stock Exchange is closed for trading (except for normal weekend and holiday closings), (ii) trading on the New York Stock Exchange is restricted (iii) an emergency exists as a result of which disposal of securities held in the Separate Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets or (iv) the SEC, by order, so permits for the protection of security holders; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions described in (ii) and (iii) exist.

Reports to Policyholders

   Within 30 days after each Policy Anniversary, we will send you a statement showing, among other things:

    .  the amount of death benefit;

    . the Policy Value and its allocation among the Investment Accounts, the Fixed Account and the Loan Account;

    . the value of the units in each Investment Account to which the Policy Value is allocated;

    .  the Policy Debt and any loan interest charged since the last report;

    . the premiums paid and other policy transactions made during the period since the last report; and

    .  any other information required by law.

   You will also be sent an annual and a semi-annual report for the portfolios, which will include a list of the securities, held in each portfolio as required by the 1940 Act.

Distribution of Policies

Distribution of policies

   John Hancock Distributors LLC ("JH Distributors"), a Delaware limited liability company affiliated with us, is the principal distributor and underwriter of the securities offered through this prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the John Hancock Trust, whose securities are used to fund certain investment accounts under the policies and under other annuity and life insurance products we offer.

   JH Distributors' principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5 and it also maintains offices with us at 197 Clarendon Street, Boston, Massachusetts 02116. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934 (the "1934 Act") and is a member of the National Association of Securities Dealers, Inc. (the "NASD").

   We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors. These broker-dealers may include our affiliate Signator Investors, Inc. In addition, we, either directly or through JH Distributors, have entered into agreements with other financial intermediaries that provide marketing, sales support and certain administrative services to help promote the policies ("financial intermediaries"). In a limited number of cases, we have entered into loans, leases or other financial agreements with these broker-dealers, financial intermediaries or their affiliates.

Compensation

   The broker-dealers and other financial intermediaries that distribute or support the marketing of our policies may be compensated by means of various compensation and revenue sharing arrangements. A general description of these arrangements is set out below under "Standard compensation" and "Additional compensation and revenue sharing". These arrangements may differ between firms, and not all broker-dealers or financial intermediaries will receive the same compensation and revenue sharing benefits for distributing our policies. Also, a broker-dealer may receive more or less compensation or other benefits for the promotion and sale of our policy than it would expect to receive from another issuer.

   Under their own arrangements, broker-dealers determine how much of any amounts received from us is to be paid to their registered representatives. Our affiliated broker-dealer may pay its registered representatives additional compensation and benefits, such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the policies that they would not receive in connection with the sale of policies issued by unaffiliated companies.

   Policy owners do not pay any compensation or revenue sharing benefits directly. These payments are made from JH Distributors' and our own revenues, profits or retained earnings, which may be derived from a number of sources, such as fees received from an underlying fund's distribution plan ("12b-1 fees"), the fees and charges imposed under the policy and other sources.

   You should contact your registered representative for more information on compensation arrangements in connection with your purchase of a policy. We provide additional information on special compensation or reimbursement arrangements involving broker-dealers and other financial intermediaries in the Statement of Additional Information, which is available upon request.

   Standard compensation. Through JH Distributors, John Hancock USA pays compensation to broker-dealers for the promotion and sale of the policies, and for providing ongoing service in relation to policies that have already been purchased. We may also pay a limited number of broker-dealers commissions or overrides to "wholesale" the policies; that is, to provide marketing support and training services to the broker-dealer firms that do the actual selling.

   The compensation JH Distributors may pay to broker-dealers may vary depending on the selling agreement, but compensation (inclusive of wholesaler overrides and expense allowances) paid to broker-dealers for ale of the policies (not including riders) is not expected to exceed 15% of the target premium paid in Policy Year 1, 9.0% of target premium in years 2-5, and 2.5% of the target premium paid in years 6 and after. Compensation on any premium paid in excess of target premium in any year will not exceed 2.5%. The amount and timing of this compensation may differ among broker-dealers, but would not be expected to materially exceed the foregoing schedules on a present value basis.

   Additional compensation and revenue sharing. To the extent permitted by SEC and NASD rules and other applicable laws and regulations, we may enter into special compensation or reimbursement arrangements ("revenue sharing"), either directly or through JH Distributors, with selected broker-dealers and other financial intermediaries. In consideration of these arrangements, a firm may feature our policy in its sales system, give us preferential access to sales staff, or allow JH Distributors or its affiliates to participate in conferences, seminars or other programs attended by the firm's sales force. We hope to benefit from these revenue sharing and other arrangements through increased sales of our policies.

   Selling broker-dealers and other financial intermediaries may receive, directly or indirectly, additional payments in the form of cash, other compensation or reimbursement. These additional compensation or reimbursement arrangements may include, for example, payments in connection with the firm's "due diligence" examination of the policies, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for public, advertising and sales campaigns regarding the policies, payments to assist a firm in connection with its systems, operations and marketing expenses and/or other events or activities sponsored by the firms. We may contribute to, as well as sponsor, various educational programs, sales promotions, and/or other contests in which participating firms and their sales persons may receive gifts and prizes such as merchandise, cash or other rewards as may be permitted under NASD rules and other applicable laws and regulations.

Responsibilities of John Hancock USA

   John Hancock USA entered into an agreement with JH Distributors pursuant to which John Hancock USA, on behalf of JH Distributors will pay the sales commissions in respect of the Policies and certain other policies issued by John Hancock USA, prepare and maintain all books and records required to be prepared and maintained by JH Distributors with respect to the Policies and such other policies, and send all confirmations required to be sent by JH Distributors with respect to the Policies and such other policies. JH Distributors will promptly reimburse John Hancock USA for all sales commissions paid by John Hancock USA and will pay John Hancock USA for its other services under the agreement in such amounts and at such times as agreed to by the parties.

   Finally, John Hancock USA may, from time to time in its sole discretion, enter into one or more reinsurance agreements with other life insurance companies under which policies issued by it may be reinsured, such that its total amount at risk under a policy would be limited for the life of the insured.

Voting Rights

   As stated previously, all of the assets held in each sub-account of the Separate Account will be invested in shares of a particular portfolio. John Hancock USA is the legal owner of those shares and as such has the right to vote upon certain matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund and to vote upon any other matters that may be voted upon at a shareholders' meeting. However, John Hancock USA will vote shares held in the sub-accounts in accordance with instructions received from policyholders having an interest in such sub-accounts. Shares held in each sub-account for which no timely instructions from policyholders are eceived, including shares not attributable to the Policies, will be voted by John Hancock USA in the same proportion as those shares in that sub-account for which instructions are received. Should the applicable federal securities laws or regulations change so as to permit John Hancock USA to vote shares held in the Separate Account in its own right, it may elect to do so.

   The number of shares in each sub-account for which instructions may be given by a policyholder is determined by dividing the portion of the Policy Value derived from participation in that sub-account, if any, by the value of one share of the corresponding portfolio. The number will be determined as of a date chosen by John Hancock USA, but not more than 90 ays before the shareholders' meeting. Fractional votes are counted. Voting instructions will be solicited in writing at least 14 days prior to the meeting.

   John Hancock USA may, if required by state officials, disregard voting instructions if such instructions would require shares to be voted so as to cause a change in the sub-classification or investment policies of one or more of the portfolios, or to approve or disapprove an investment management contract. In addition, we may disregard voting instructions that would require changes in the investment policies or investment adviser, provided that we reasonably disapprove such changes in accordance with applicable federal regulations. If John Hancock USA does disregard voting instructions, it will advise policyholders of that action and its reasons for such action in the next communication to policyholders.

Substitution of Portfolio Shares

   It is possible that in the judgment of the management of John Hancock USA, one or more of the portfolios may become unsuitable for investment by the Separate Account because of a change in investment policy or a change in the applicable laws or regulations, because the shares are no longer available for investment, or for some other reason. In that event, John Hancock USA may seek to substitute the shares of another portfolio or of an entirely different mutual fund. Before this can be done, the approval of the SEC and one or more state insurance departments may be required.

   John Hancock USA also reserves the right (i) to combine other Separate Accounts with the Separate Account, (ii) to create new Separate Accounts,
(iii) to establish additional sub-accounts within the Separate Account to invest in additional portfolios of the Trust or another management investment company, (iv) to eliminate existing sub-accounts and to stop accepting new allocations and transfers into the corresponding portfolio, (v) to combine sub-accounts or to transfer assets in one sub-account to another sub-account or (vi) to transfer assets from the Separate Account to another Separate Account and from another Separate Account to the Separate Account. We also reserve the right to operate the Separate Account as a management investment company or other form permitted by law, and to de-register the Separate Account under the 1940 Act. Any such change would be made only if permissible under applicable federal and state law.

Records and Accounts

   The Service Office is responsible for performing all administrative functions, such as decreases, increases, surrender and partial withdrawals, and fund transfers although certain of these functions may be delegated to McCamish Systems, L.L.C., 6425 Powers Ferry Road, Atlanta, Georgia 30339.

   All records and accounts relating to the Separate Account and the portfolios will be maintained by us. All financial transactions will be handled by us. All reports required to be made and information required to be given will be provided the Company or by McCamish Systems on behalf of us.

State Regulation

   John Hancock USA is subject to the regulation and supervision by the Michigan Department of Insurance, which periodically examines its financial condition and operations. It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business. The Policies have been filed with insurance officials, and meet all standards set by law, in each jurisdiction where they are sold.

   John Hancock USA is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business for the purposes of determining solvency and compliance with local insurance laws and regulations.

Further Information

   A registration statement under the Securities Act of 1933 has been filed with the SEC relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the registration statement. The omitted information may be obtained from the SEC's principal office in Washington D.C. upon payment of the prescribed fee. The SEC also maintains a Web site that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC which is located at http://www.sec.gov.

   For further information you may also contact John Hancock USA's Home ffice, the address and telephone number of which are on the last page of the prospectus.

Financial Statements

   The financial statements of the Company and the Separate Account are set forth in the Statement of Additional Information.

                            APPENDIX A: DEFINITIONS

   Annual Premium Target: is an amount set forth in the policy that limits the amount of premium attributable to a Coverage Amount in Surrender Charge or Sales Load calculations.

   Attained Age: is the Issue Age of the Life Insured plus the number of completed Policy Years.

   Business Day: is any day that the New York Stock Exchange is open for business. A Business Day ends at the close of regularly scheduled trading of the New York Stock Exchange (currently 4:00 p.m. Eastern Time) on that day.

   Case: is a group of Policies insuring individual lives with common employment or other relationship, independent of the Policies.

   Cash Surrender Value: is the Policy Value less the Surrender Charge and any outstanding monthly deductions due.

   Coverage Amount: is an amount of insurance coverage under the policy with a distinct effective date. The Face Amount of the policy at any time is the sum of the Coverage Amounts in effect.

   Coverage Year: is a one-year period beginning on a Coverage Amount's effective date and on each anniversary of this date. For Coverage Amounts in effect on the policy's Effective Date, the Coverage Year is the same as the Policy Year.

   Fixed Account: is the part of the Policy Value that reflects the value you have in our general account.

   Investment Account: is the part of the Policy Value that reflects the value you have in one of the sub-accounts of the Separate Account.

   Issue Age: is the Life Insured's age on the birthday closest to the Policy Date.

   Loan Account: is the part of the Policy Value that reflects policy loans and interest credited to the Policy Value in connection with such loans.

   Minimum Initial Premium: is the sum of the monthly deductions due for the first 3 Policy Months plus the Premium Charges deductible from this amount.

   Net Cash Surrender Value: is the Cash Surrender Value less the Policy Debt. Net Policy Value: is the Policy Value less the value in the Loan Account. Net
Premium: is the premium paid less the Premium Load and Sales Load.

   Policy Date, Policy Anniversary, Policy Month and Policy Year: Policy Date is the date from which the first monthly deductions are calculated and from which Policy Years, Policy Months, and Policy Anniversaries are measured.

   Policy Debt: on any date is the aggregate amount of policy loans, including borrowed and accrued interest, less any loan repayments.

   Policy Value: is the sum of the values in the Loan Account, the Fixed Account, and the Investment Accounts.

   Service Office: is 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5, or such other address as we specify to you by written notice.

   In addition to this prospectus, John Hancock USA has filed with the SEC a Statement of Additional Information (the "SAI") which contains additional information about John Hancock USA and the Account, including information on our history, services provided to the Account and legal and regulatory matters. The SAI and personalized illustrations of death benefits, policy values and surrender values are available, without charge, upon request.You may obtain the personalized illustrations from your John Hancock USA representative. The SAI may be obtained by contacting the John Hancock USA Service Office.You should also contact the John Hancock USA Service Office to request any other information about your policy or to make any inquiries about its operation.

                         SERVICE OFFICE

         Express Delivery                       Mail Delivery
         ----------------                       -------------
        Specialty Products           Specialty Products and Distribution
    197 Clarendon Street, C-6                     PO Box 192
         Boston, MA 02117                      Boston, MA 02117
              Phone:                                 Fax:
          1-800-521-1234                        1-617-572-7008

   Information about the Account (including the SAI) can be reviewed and copied at the SEC's Public Reference Branch, 100 F Street, NE, Room 1580, Washington, DC, 20549. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-5850. Reports and other information about the Account are available on the SEC's Internet website at http://www.sec.gov. Copies of such information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 100 F Street, NE, Washington, DC 20549-0102.

1940 Act No. 811-5130 1933 Act File No. 333-100567

                      Statement of Additional Information
                               dated May 1, 2007

                                for interests in
 John Hancock Life Insurance Company (U.S.A.) Separate Account N ("Registrant")

                      Interests are made available under


                                 CORPORATE VUL

     a flexible premium variable universal life insurance policy issued by

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
                      ("JOHN HANCOCK USA" or "DEPOSITOR")
This is a Statement of Additional Information ("SAI"). It is not the prospectus. The prospectus, dated the same date as this SAI, may be obtained from a John Hancock USA representative or by contacting the John Hancock USA Servicing Office at Specialty Products, 197 Clarendon Street, C-6, Boston, MA 02117 or telephoning 1-800-521-1234.




                               TABLE OF CONTENTS




Contents of this SAI                                         Page No.
Description of the Depositor ........................           2
Description of the Registrant .......................           2
Services ............................................           2
Independent Registered Public Accounting Firm .......           2
Legal and Regulatory Matters ........................           2
Principal Underwriter/Distributor ...................           2
Additional Information About Charges ................           3
Financial Statements of Registrant and Depositor

Description of the Depositor

     Under the Federal securities laws, the entity responsible for organization of the registered separate account underlying the variable life insurance policy is known as the "Depositor". The Depositor is John Hancock USA, a stock life insurance company organized under the laws of Maine on August 20, 1955 by a special act of the Maine legislature and redomesticated under the laws of Michigan. We are a licensed life insurance company in the District of Columbia and all states of the United States except New York. Until 2004, John Hancock USA had been known as The Manufacturers Life Insurance Company (U.S.A.).

     Our ultimate parent is Manulife Financial Corporation ("MFC"), a publicly traded company based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.


Description of the Registrant

     Under the Federal securities laws, the registered separate account underlying the variable life insurance policy is known as the "Registrant". In this case, the Registrant is John Hancock Life Insurance Company (U.S.A.) Separate Account N (the "Account"), a separate account established by John Hancock USA under Michigan law. The variable investment options shown on page 1 of the prospectus are subaccounts of the Account. The Account meets the definition of "separate account" under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve supervision by the SEC of the management of the Account or of John Hancock USA.

     New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.


Services

     Administration of policies issued by John Hancock USA and of registered separate accounts organized by John Hancock USA may be provided by John Hancock Life Insurance Company, or other affiliates. Neither John Hancock USA nor the separate accounts are assessed any charges for such services.

     Custodianship and depository services for the Registrant are provided by State Street Bank. State Street Bank's address is 225 Franklin Street, Boston, Massachusetts, 02110.


Independent Registered Public Accounting Firm

     The consolidated financial statements of John Hancock Life Insurance Company (U.S.A.) at December 31, 2006 and 2005, and for each of the three years in the period ended December 31, 2006, and the financial statements of Separate Account N of John Hancock Life Insurance Company (U.S.A.) at December 31, 2006, and for each of the two years in the period ended December 31, 2006, appearing in this Statement of Additional Information of the Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.


Legal and Regulatory Matters

     There are no legal proceedings to which the Depositor, the Account or the principal underwriter is a party or to which the assets of the Account are subject that are likely to have a material adverse effect on the Account or the ability of the principal underwriter to perform its contract with the Account or of the Depositor to meet its obligations under the policies.


Principal Underwriter/Distributor

     John Hancock Distributors LLC ("JH Distributors"), a Delaware limited liability company that we control, is the principal distributor and underwriter of the securities offered through this prospectus. JH Distributors acts as the principal distributor of a number of other annuity and life insurance products we and our affiliates offer. Effective May 1, 2006, JH Distributors became the underwriter and distributor for variable life and annuity products issued by our affiliates, John

Hancock Life Insurance Company and John Hancock Variable Life Insurance Company. JH Distributors also acts as the principal underwriter of the John Hancock Trust, whose securities are used to fund certain variable investment options under the policies and under other annuity and life insurance products we offer.

     JH Distributors' principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5 and it also maintains offices with us at 197 Clarendon Street, Boston, Massachusetts 02116. JH Distributors is a broker-dealer registered under the Securities Act of 1934 (the "1934 Act") and is a member of the National Association of Securities Dealers, Inc. (the "NASD").

     We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors. These broker-dealers may include our affiliate Signator Investors, Inc.

     The aggregate dollar amount of underwriting commissions paid to JH Distributors in connection with the sale of variable life products in 2006, 2005, and 2004 was $140,721,141, $38,389,385, and $39,069,123, respectively. JH
Distributors did not retain any of these amounts during such periods.

     Through JH Distributors, John Hancock USA pays compensation to broker-dealers for the promotion and sale of the policies. The compensation JH Distributors pays to broker-dealers may vary depending on the selling agreement, but compensation (exclusive of additional compensation and revenue sharing) paid to broker-dealers for sale of the policies (not including riders) is not expected to exceed 15% of the target premium paid in the first policy year 1, 9.0% of the target premium in years 2-5, and 2.5% of the target premium paid in years 6 and after. Compensation on any premium paid in excess of target premium in any year will not exceed 2.5%. The amount and timing of this compensation may differ among broker-dealers, but would not be expected to materially exceed the foregoing schedules on a present value basis.

     The registered representative through whom your policy is sold will be compensated pursuant to the registered representative's own arrangement with his or her broker-dealer. Compensation to broker-dealers for the promotion and sale of the policies is not paid directly by policy owners but will be recouped through the fees and charges imposed under the policy.

     Additional compensation and revenue sharing arrangements may be offered to certain broker-dealer firms or other financial intermediaries. The terms of such arrangements may differ among firms we select based on various factors. In general, the arrangements involve three types of payments or any combination thereof:

   o Fixed dollar payments: The amount of these payments varies widely. JH Distributors may, for example, make one or more payments in connection with a firm's conferences, seminars or training programs, seminars for the public, advertising and sales campaigns regarding the policies, to assist a firm in connection with its systems, operations and marketing expenses, or for other activities of a selling firm or wholesaler. JH Distributors may make these payments upon the initiation of a relationship with a firm, and at any time thereafter.

   o Payments based upon sales: These payments are based upon a percentage of the total amount of money received, or anticipated to be received, for sales through a firm of some or all of the insurance products that we and/or our affiliates offer. JH Distributors makes these payments on a periodic basis.

   o Payments based upon "assets under management": These payments are based upon a percentage of the policy value of some or all of our (and/or our affiliates') insurance products that were sold through the firm. JH Distributors makes these payments on a periodic basis.

     Our affiliated broker-dealer may pay their respective registered representatives additional cash incentives, such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the policies that they would not receive in connection with the sale of policies issued by unaffiliated companies.


Additional Information About Charges

     A policy will not be issued until the underwriting process has been completed to the Depositor's satisfaction. The underwriting process generally includes the obtaining of information concerning your age, medical history, occupation and other personal information. This information is then used to determine the cost of insurance charge.


Reduction In Charges

     The policy is available for purchase by corporations and other groups or sponsoring organizations. Group or sponsored arrangements may include reduction or elimination of withdrawal charges and deductions for employees, officers, directors, agents and immediate family members of the foregoing. John Hancock USA reserves the right to reduce any of the Policy's charges on certain cases where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative, commissions or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policyowner, the nature of the relationship among the insured individuals, the purpose for which the policies are being purchased, expected persistency of the individual policies, and any other circumstances which John Hancock USA believes to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modifications, on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any policyowners. John Hancock USA may modify from time to time, on a uniform basis, both the amounts of reductions and the criteria for qualification.

AUDITED CONSOLIDATED FINANCIAL STATEMENTS

John Hancock Life Insurance Company (U.S.A.)
Years Ended December 31, 2006, 2005, and 2004

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

              INDEX TO AUDITED CONSOLIDATED FINANCIAL STATEMENTS

Report of Independent Registered Public Accounting Firm.................... F-2

Audited Consolidated Financial Statements:

Consolidated Balance Sheets as of December 31, 2006 and 2005............... F-3

Consolidated Statements of Income for the years ended December 31, 2006,
  2005, and 2004........................................................... F-4

Consolidated Statements of Changes in Shareholder's Equity and
  Comprehensive Income for the years ended December 31, 2006, 2005, and
  2004..................................................................... F-5

Consolidated Statements of Cash Flows for the years ended December 31,
  2006, 2005, and 2004..................................................... F-6

Notes to Consolidated Financial Statements................................. F-7

            Report of Independent Registered Public Accounting Firm

The Board of Directors
John Hancock Life Insurance Company (U.S.A.)

We have audited the accompanying consolidated balance sheets of John Hancock Life Insurance Company (U.S.A) ("The Company") as of December 31, 2006 and 2005, and the related consolidated statements of income, changes in shareholder's equity and other comprehensive income, and cash flows for each of the three years in the period ended December 31, 2006. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of John Hancock Life Insurance Company (U.S.A.) at December 31, 2006 and 2005 and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 2006 in conformity with U.S. generally accepted accounting principles.

As discussed in Note 1 to the consolidated financial statements, in 2006 the Company changed its method of accounting for defined benefit pension and other post retirement plans. Also as discussed in Note 1 to the consolidated financial statements, in 2004 the Company changed its method of accounting for certain nontraditional long duration contracts and for separate accounts.

                                                   /s/ ERNST & YOUNG LLP

Boston, Massachusetts
April 20, 2007

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

                          CONSOLIDATED BALANCE SHEETS

                                                                December 31,
                                                              -----------------
                                                                2006     2005
                                                              -------- --------
                                                                (in millions)
Assets

Investments
Fixed maturities:
   Available-for-sale - at fair value (cost: 2006 - $11,231;
     2005 - $11,215)......................................... $ 11,629 $ 11,770
Equity securities:
   Available-for-sale - at fair value (cost: 2006 - $857;
     2005 - $478)............................................    1,034      584
Mortgage loans on real estate................................    2,446    2,410
Real estate..................................................    1,401    1,449
Policy loans.................................................    2,340    2,187
Short term investments.......................................      645      549
Other invested assets........................................      132       61
                                                              -------- --------
   Total Investments.........................................   19,627   19,010

Cash and cash equivalents....................................    4,112    2,591
Accrued investment income....................................      247      246
Deferred acquisition costs...................................    4,701    4,112
Deferred sales inducements...................................      235      231
Amounts due from affiliates..................................    2,657    2,520
Reinsurance recoverable......................................    1,295    1,201
Other assets (Goodwill: 2006-$54; 2005-$54)..................    1,276    1,184
Separate account assets......................................   90,462   70,565
                                                              -------- --------
   Total Assets.............................................. $124,612 $101,660
                                                              ======== ========
Liabilities and Shareholder's Equity

Liabilities:

Future policy benefits....................................... $ 22,379 $ 20,930
Policyholders' funds.........................................      226      161
Unearned revenue.............................................      766      811
Unpaid claims and claim expense reserves.....................      776      579
Dividends payable to policyholders...........................      200      203
Amounts due to affiliates....................................    2,767    2,396
Deferred income tax liability................................      762      610
Other liabilities............................................    1,492    1,278
Separate account liabilities.................................   90,462   70,565
                                                              -------- --------
   Total Liabilities.........................................  119,830   97,533

Shareholder's Equity:

Capital stock................................................       76        5
Additional paid in capital...................................    2,145    2,045
Retained earnings............................................    1,922    1,410
Accumulated other comprehensive income.......................      639      667
                                                              -------- --------
   Total Shareholder's Equity................................    4,782    4,127
                                                              -------- --------
   Total Liabilities and Shareholder's Equity................ $124,612 $101,660
                                                              ======== ========

The accompanying notes are an integral part of these consolidated financial statements.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

                       CONSOLIDATED STATEMENTS OF INCOME

                                                           For the years ended
                                                               December 31,
                                                           --------------------
                                                            2006   2005   2004
                                                           ------ ------ ------
                                                              (in millions)
Revenues
   Premiums............................................... $1,014 $  870 $  943
   Fee income.............................................  2,483  1,769  1,374
   Net investment income..................................  1,163  1,169  1,148
   Net realized investment gains..........................      5    209    285
                                                           ------ ------ ------
       Total revenues.....................................  4,665  4,017  3,750

Benefits and expenses

   Benefits to policyholders..............................  1,889  1,579  1,687
   Other operating costs and expenses.....................  1,117    921    737
   Amortization of deferred acquisition costs and
     deferred sales inducements...........................    529    322    358
   Dividends to policyholders.............................    395    400    389
                                                           ------ ------ ------
       Total benefits and expenses........................  3,930  3,222  3,171

Income before income taxes and cumulative effect of
  accounting change.......................................    735    795    579
Income taxes..............................................    223    247    168
                                                           ------ ------ ------
Income before cumulative effect of accounting change......    512    548    411
Cumulative effect of accounting change, net of tax........     --     --     48
                                                           ------ ------ ------
Net income................................................ $  512 $  548 $  459
                                                           ====== ====== ======

The accompanying notes are an integral part of these consolidated financial statements.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

          CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER'S EQUITY
                           AND COMPREHENSIVE INCOME

                                                                         Accumulated
                                                    Additional              Other         Total
                                            Capital  Paid In   Retained Comprehensive Shareholder's Outstanding
                                             Stock   Capital   Earnings    Income        Equity       Shares
                                            ------- ---------- -------- ------------- ------------- -----------
                                                 (in millions, except for shares outstanding)       (thousands)
Balance at January 1, 2004.................   $ 5     $2,024    $  753      $ 793        $3,575        4,829
   Comprehensive income:
       Net income..........................                        459                      459
       Other comprehensive income,
         net of tax:
          Net unrealized losses............                                   (25)          (25)
          Net gains on cash flow
            hedges.........................                                     6             6
          Minimum pension liability........                                    (1)           (1)
          Foreign currency
            translation adjustment.........                                    55            55
                                                                                         ------
   Comprehensive income....................                                                 494
Dividend paid to parent....................                       (150)                    (150)
                                              ---     ------    ------      -----        ------        -----
Balance at December 31, 2004...............   $ 5     $2,024    $1,062      $ 828        $3,919        4,829
                                              ===     ======    ======      =====        ======        =====
Balance at January 1, 2005.................   $ 5     $2,024    $1,062      $ 828        $3,919        4,829
   Comprehensive income:
       Net income..........................                        548                      548
       Other comprehensive income,
         net of tax:
          Net unrealized losses............                                  (139)         (139)
          Net losses on cash flow
            hedges.........................                                    (1)           (1)
          Minimum pension liability........                                   (21)          (21)
                                                                                         ------
   Comprehensive income....................                                                 387
Capital contribution from parent...........               13                                 13
Transactions with affiliates...............                8                                  8
Dividend paid to parent....................                       (200)                    (200)
                                              ---     ------    ------      -----        ------        -----
Balance at December 31, 2005...............   $ 5     $2,045    $1,410      $ 667        $4,127        4,829
                                              ===     ======    ======      =====        ======        =====
Balance at January 1, 2006.................   $ 5     $2,045    $1,410      $ 667        $4,127        4,829
   Comprehensive income:
       Net income..........................                        512                      512
       Other comprehensive income,
         net of tax:.......................
          Net unrealized losses............                                   (38)          (38)
          Minimum pension liability........                                     5             5
          Foreign currency
            translation adjustment.........                                     7             7
                                                                                         ------
   Comprehensive income....................                                                 486
SFAS 158 transition adjustment.............                                    (2)           (2)
Common stock issued to parent..............    71                                            71
Transaction with affiliate.................               87                                 87
Stock options..............................               13                                 13
                                              ---     ------    ------      -----        ------        -----
Balance at December 31, 2006...............   $76     $2,145    $1,922      $ 639        $4,782        4,829
                                              ===     ======    ======      =====        ======        =====

The accompanying notes are an integral part of these consolidated financial statements.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                           For the years ended December 31,
                                                                           -------------------------------
                                                                             2006        2005       2004
                                                                            --------    -------   -------
                                                                                  (in millions)
Cash flows provided by (used in) operating activities:
   Net income............................................................. $    512    $   548    $   459
       Adjustments to reconcile net income to net cash provided by operating activities:
       Net realized investment gains......................................       (5)      (209)      (285)
       Change in accounting principle.....................................       --         --        (48)
       Amortization of premium/discount - fixed maturities................       13         27        (18)
       Deferral of acquisition costs and sales inducements................   (1,154)      (976)      (901)
       Amortization of deferred acquisition costs and deferred sales
         inducements......................................................      529        322        358
       Depreciation and amortization......................................       26         27         21
       (Increase) decrease in accrued investment income...................       (1)        58          7
       Decrease (increase) in other assets and other liabilities, net.....      104       (378)       145
       Increase (decrease) in policyholder liabilities and accruals,
         net..............................................................      479       (397)       432
       Increase in deferred income tax liability..........................      122        118        128
                                                                            --------    -------   -------
       Net cash provided by (used in) operating activities................      625       (860)       298

Cash flows used in investing activities:
   Sales, maturities, prepayments and scheduled redemptions of:
       Fixed maturities available-for-sale................................   10,315      8,523      9,218
       Equity securities available-for-sale...............................      355        153        209
       Mortgage loans on real estate......................................    1,105        508        335
       Real estate........................................................       27          9          3
       Other invested assets..............................................        1          1         --
   Purchases of:
       Fixed maturities available-for-sale................................  (10,327)    (9,294)    (9,277)
       Equity securities available-for-sale...............................     (690)      (261)      (159)
       Real estate........................................................      (16)       (35)      (212)
       Other invested assets..............................................      (75)        (7)        --
   Mortgage loans on real estate issued...................................   (1,128)      (529)      (481)
   Net purchases of short-term investments................................     (162)      (112)      (170)
   Policy loans (advanced) repaid, net....................................     (154)       480       (149)
                                                                            --------    -------   -------
       Net cash used in investing activities..............................     (749)      (564)      (683)

Cash flows provided by financing activities:
   Common stock issued to parent..........................................       71         --         --
   Capital contribution from parent.......................................       --         13         --
   Cash received on sale of real estate to affiliate......................      150         --         --
   Net cash transferred related to Taiwan operations......................       --        (24)        --
   Universal life and investment-type contract deposits...................    2,832      2,144    $ 2,250
   Universal life and investment-type contract maturities and
     withdrawals..........................................................   (1,266)      (938)    (1,327)
   Net transfers to separate accounts from policyholders funds............     (433)      (341)      (414)
   Unearned revenue on financial reinsurance..............................      (49)        49        120
   Increase in amounts due to/from affiliates, net........................      289      1,810        155
   Excess tax benefits related to share based payments....................        2         --         --
   Net reinsurance recoverable............................................       49         20        261
   Dividend paid to parent................................................       --       (200)      (150)
                                                                            --------    -------   -------
   Net cash provided by financing activities..............................    1,645      2,533        895

   Net increase in cash and cash equivalents..............................    1,521      1,109        510
Cash and cash equivalents at beginning of year............................    2,591      1,482        972
                                                                            --------    -------   -------
Cash and cash equivalents at end of year.................................. $  4,112    $ 2,591    $ 1,482
                                                                            ========    =======   =======

The accompanying notes are an integral part of these consolidated financial statements.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1 - Summary of Significant Accounting Policies

Business

John Hancock Life Insurance Company (U.S.A.) ("JH USA" or "The Company") is a wholly owned subsidiary of The Manufacturers Investment Corporation ("MIC"). MIC is an indirect, wholly owned subsidiary of The Manufacturers Life Insurance Company ("MLI"). MLI, in turn, is a wholly owned subsidiary of Manulife Financial Corporation ("MFC"), a Canadian-based publicly traded company. MFC and its subsidiaries are collectively known as "Manulife Financial".

JH USA was formerly known as The Manufacturers Life Insurance Company (U.S.A.). As a result of the 2004 merger between MFC and John Hancock Financial Services, Inc., ("JHFS"), the Company changed its name effective January 1, 2005.

The Company offers and issues individual and group annuity contracts, and individual life insurance and group pension contracts. All of these contracts (collectively, the "contracts") are sold primarily in the United States. Amounts invested in the fixed portion of the contracts are allocated to the general account of the Company. Amounts invested in the variable portion of the contracts are allocated to the separate accounts of the Company. Each of these separate accounts invest in either the shares of various portfolios of the John Hancock Trust ("JHT"), a no-load, open-end investment management company organized as a Massachusetts business trust, or in various portfolios of open-end investment management companies offered and managed by unaffiliated third parties.

John Hancock Investment Management Services, LLC ("JHIMS"), a subsidiary of the Company, is the investment advisor to JHT. On November 1, 2005, JHIMS amended its Limited Liability Company Agreement to admit a new member. This amendment decreased the Company's consolidated ownership interest in JHIMS from 100% to 95%. JH USA directly owns 57% of JHIMS, while it's wholly owned subsidiary, John Hancock Life Insurance Company of New York, owns 38%. The remaining 5% of JHIMS is owned by an affiliate, John Hancock Funds, LLC.

Basis of Presentation

The accompanying consolidated financial statements include the accounts of the Company and its majority owned and or controlled subsidiaries. All significant intercompany transactions and balances have been eliminated.

The accompanying consolidated financial statements have been prepared in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates.

Partnerships, joint venture interests and other equity investments in which the Company does not have a controlling financial interest, but has significant influence, are recorded using the equity method of accounting and are included in other invested assets.

Reclassifications

Certain prior year balances have been reclassified to conform to the current year's presentation.

Investments

The Company classifies its fixed maturity securities as available-for-sale and records these securities at fair value. Interest income is generally recognized on the accrual basis. The cost of fixed maturity securities is adjusted for amortization of premiums and accretion of discounts which are calculated using the effective interest method. Such amortization is included in net investment income. The amortized cost of fixed maturity investments is adjusted for impairments in value deemed to be other than temporary, and such adjustments are reported as a component of net realized investment gains.

For the mortgage-backed securities, the Company recognizes amortization using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the yield is recalculated to reflect actual payments to date and anticipated future payments.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Realized gains and losses on sales of securities classified as available-for-sale are recognized in income using the specific identification method. A decline in the value of a specific security that is considered other-than-temporary results in a write-down of the cost basis of the security and a charge to income in the period of recognition. Unrealized gains and losses, other than unrealized losses that are considered to be other-than-temporary, are reflected directly in accumulated other comprehensive income after adjustments for deferred income taxes, deferred acquisition costs, deferred sales inducements, and participating group annuity contracts.

Equity securities include common stock and preferred stock. Equity securities that have readily determinable fair values are carried at fair value. For equity securities that the Company classifies as available-for-sale, unrealized gains and losses are reflected in shareholders' equity, as described above for fixed maturity securities. Impairments in value deemed to be other than temporary are reported as a component of net realized investment gains.

In evaluating whether a decline in fair value is other-than-temporary, the Company considers various factors, including the time and extent to which the fair value has been less than cost, the financial condition and near term prospects of the issuer, the intent and ability to hold the security until it recovers in value or matures, and whether the debtor is current on contractually obligated interest and principal payments.

Mortgage loans on real estate are carried at unpaid principal balances and are adjusted for amortization of premium or discount, less allowance for probable losses. Premiums or discounts are amortized over the life of the mortgage loan contract in a manner that results in a constant effective yield. Interest income and amortization amounts and other costs that are recognized as an adjustment of yield are included as components of net investment income. When it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement, the loan is deemed to be impaired and a valuation allowance for probable losses is established. The valuation allowance is based on the present value of the expected future cash flows, discounted at the loan's original effective interest rate, or is based on the collateral value of the loan if the loan is collateral dependent. The Company estimates this level to be adequate to absorb estimated probable credit losses that exist at the balance sheet date. Any change to the valuation allowance for mortgage loans on real estate is reported as a component of net realized investment gains. Interest received on impaired mortgage loans on real estate is included in interest income in the period received. If foreclosure becomes probable, the measurement method used is based on the collateral value. Foreclosed real estate is recorded at the collateral's fair value at the date of foreclosure, which establishes a new cost basis.

Investment real estate, which the Company has the intent to hold for the production of income, is carried at depreciated cost, using the straight-line method of depreciation, less adjustments for impairments in value. In those cases where it is determined that the carrying amount of investment real estate is not recoverable, an impairment loss is recognized based on the difference between the depreciated cost and fair value of the asset. The Company reports impairment losses as part of net realized investment gains.

Policy loans are reported at aggregate unpaid balances, which approximate fair value.

Short-term investments, which include investments with maturities greater than 90 days and less than one year, are reported at fair value.

Interest on fixed maturity securities and performing mortgage loans is recorded as income when earned and is adjusted for any amortization of premiums or accretion of discounts. Interest on restructured mortgage loans is recorded as income based on the rate to be paid; interest on delinquent mortgage loans is recorded as income on a cash basis. Dividends are recorded as income on the ex-dividend date.

Derivative Financial Instruments

All derivative instruments are reported on the consolidated balance sheets at fair value, with changes in fair value recorded in income or equity, depending on the nature of the derivative instrument. Changes in the fair value of derivatives not designated as hedges are recognized in income.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

For fair value hedges, the Company is hedging changes in the fair value of assets, liabilities or firm commitments with changes in fair values of the derivative instruments. Changes in the fair value of derivatives are recorded in income, and changes in the fair value of hedged items are recorded in income to the extent the hedge is effective. For cash flow hedges, the Company is hedging the variability of cash flows related to forecasted transactions. The effective portion of changes in the fair value of cash flow hedges is initially recorded in accumulated other comprehensive income and is subsequently reflected into income in the same period or periods during which the hedged transaction affects earnings.

Cash and Cash Equivalents

Cash and cash equivalents include cash and all highly liquid debt investments with a remaining maturity of three months or less. Cash equivalents are stated at cost plus accrued interest, which approximates fair value.

Deferred Acquisition Costs ("DAC") and Deferred Sales Inducements ("DSI")

Commissions and other expenses that vary with, and are primarily related to, the production of new business are deferred to the extent recoverable and included as an asset. Acquisition costs associated with annuity contracts and group pension contracts are being amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, and expense margins. The amortization is adjusted retrospectively when estimates of current or future gross profits are revised. Assuming the unrealized gains or losses on securities had been realized at year-end, DAC is adjusted for the impact on estimated future gross profits for such unrealized gains (losses). The impact of any such adjustments is included in net unrealized gains (losses) in accumulated other comprehensive income. DAC associated with traditional non-participating individual insurance contracts is amortized over the premium-paying period of the related policies. DAC is reviewed annually to determine recoverability from future income and, if not recoverable, is immediately expensed. As of December 31, 2006, the Company's DAC was deemed recoverable.

The Company currently offers enhanced crediting rates or bonus payments to contract holders on certain of its individual annuity products (Deferred Sales Inducements). Those inducements that are incremental to amounts the Company credits on similar contracts without sales inducements and are higher than the contracts' expected ongoing crediting rates for periods after the inducements are capitalized at inception. The capitalized amounts are then amortized over the life of the underlying contracts consistent with the methodology used to amortize DAC. DSI is reviewed annually to determine recoverability from future income, and if not recoverable, is immediately expensed. As of December 31, 2006, the Company's DSI was deemed recoverable.

Reinsurance

The Company utilizes reinsurance agreements to provide for greater diversification of business, allowing management to control exposure to potential losses arising from large risks and provide additional capacity for growth.

Assets and liabilities related to reinsurance ceded contracts are reported on a gross basis. The accompanying statements of income reflect premiums, benefits and settlement expenses net of reinsurance ceded. Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company remains liable to its policyholders to the extent that counterparties to reinsurance ceded contracts do not meet their contractual obligations.

Separate Accounts

Separate account assets and liabilities reported in the Company's consolidated balance sheets represent funds that are administered and invested by the Company to meet specific investment objectives of the contract holders. Net investment income and net realized investment gains or losses generally accrue directly to such contract holders who bear the investment risk, subject, in some cases, to principal guarantees and minimum guaranteed rates of income. The assets of each separate account are legally segregated and are not subject to claims that arise out of any other business of the Company. Separate account assets are reported at fair value. Deposits, net investment income and net realized investment gains or losses of separate accounts are not included in the revenues of the Company. Fees charged to contract holders, principally mortality, policy administration and surrender charges, are included in the revenues of the Company.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Future Policy Benefits and Policyholders' Funds

Policyholder liabilities for traditional non-participating life insurance policies, reinsurance policies, and accident and health policies are computed using the net level premium method. The calculations are based upon estimates as to future mortality, morbidity, persistency, maintenance expenses, and interest rate yields that were applicable in the year of issue. The assumptions include a provision for the risk of adverse deviation.

For payout annuities in loss recognition, policyholder liabilities are computed using estimates of expected mortality, expenses, and investment yields as determined at the time these contracts first moved into loss recognition. Payout annuity reserves are adjusted for the impact of net realized investment gains associated with the underlying assets.

For fixed and variable annuities, group pension contracts, variable life contracts, and universal life insurance contracts with no substantial mortality or morbidity risk, policyholder liabilities equal the policyholder account values. Account values are increased for deposits received and interest credited and are reduced by withdrawals, mortality charges, and administrative expenses charged to the policyholders.

Benefits for fixed and variable annuities, variable life contracts, universal life insurance contracts, and group pension contracts include interest credited to policyholder account values and benefit claims incurred during the period in excess of policyholder account values.

For traditional participating life insurance policies, policyholder liabilities are computed using the net level premium reserve for death and endowment policy benefits. Mortality and interest assumptions are the same as the non-forfeiture benefit assumptions at the time the policy was issued. For the years 2004 through 2006, interest rate assumptions used in the calculation of the liabilities for traditional participating life insurance policies ranged from 2.5% to 7.8%. As of December 31, 2006 and 2005, participating insurance liabilities expressed as a percentage of total actuarial reserves and account values were 39.2% and 41.2%, respectively.

Participating Insurance

For those participating policies in force as of September 23, 1999 and as a result of the demutualization of MLI, separate sub-accounts were established within the participating accounts of the Company. These sub-accounts permit this participating business to be operated as a separate "closed block" of business. As of December 31, 2006 and 2005, $8,894 million and $8,743 million of policyholder liabilities and accruals related to the participating policyholders' accounts were included in the closed block.

JH USA's Board of Directors approves the amount of policyholder dividends to be paid annually. The aggregate amount of policyholder dividends is calculated based on actual interest, mortality, morbidity and expense experience for the year, and on management's judgment as to the appropriate level of equity to be retained by the Company. The carrying value of the policyholder dividend liability approximated the earned amount and fair value as of December 31, 2006 and 2005.

Revenue Recognition

Premiums on long-duration life insurance and reinsurance contracts are recognized as revenue when due. Premiums on short-duration contracts are earned over the related contract period. Net premiums on limited-payment contracts are recognized as revenue and the difference between the gross premium received and the net premium is deferred and recognized in income based on either a constant relationship to insurance in force or the present value of annuity benefits, depending on the product type.

Fee income from annuity contracts, pension contracts, and insurance contracts consists of charges for mortality, expense, surrender and administration that have been assessed against the policyholder account balances. To the extent such charges compensate the Company for future services, they are deferred and will be recognized in income over the period earned using the same assumptions as those associated with the amortization of DAC.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Federal Income Taxes

Income taxes have been provided for in accordance with SFAS 109, "Accounting for Income Taxes". Under this method, deferred tax assets and liabilities are determined based on differences between the financial reporting and tax bases of assets and liabilities, and are measured using the enacted tax rates and laws that likely will be in effect when the differences are expected to reverse. The measurement of deferred tax assets is reduced by a valuation allowance if, based upon the available evidence, it is more likely than not that some or all of the deferred tax assets will not be realized.

Share Based Payments

The Company adopted SFAS 123(R), "Share Based Payment", on January 1, 2006. This standard requires that the costs resulting from share based payment transactions with employees be recognized in the financial statements using a fair value based measurement method. The Company had previously adopted the fair value recognition provisions of SFAS 123, "Accounting for Stock Options", effective January 1, 2003 prospectively for all options granted to employees on or after January 1, 2002.

Certain Company employees are provided compensation in the form of stock options, deferred share units and restricted share units in MFC. Effective January 1, 2002, MFC prospectively changed its accounting policy for employee stock options from the intrinsic value method to the fair value method for awards granted on or after January 1, 2002. As a result, the fair value of the stock options granted by MFC to the Company's employees is recorded by the Company over the vesting periods. The fair value of the deferred share units granted by MFC to Company employees is recognized in the accounts of the Company over the vesting periods of the units. The intrinsic fair value of the restricted share units granted by MFC to JH USA employees is recognized in the accounts of the Company over the vesting periods of the units. The stock-based compensation is a legal obligation of MFC, but in accordance with U.S generally accepted accounting principles, is recorded in the accounts of the Company in other operating costs and expenses.

Upon adoption of SFAS 123(R), the Company was required to determine the portion of additional paid in capital that was generated from the realization of excess tax benefits prior to the adoption of SFAS 123(R) available to offset deferred tax assets that may need to be written off in future periods had the Company adopted the SFAS 123 fair value recognition provisions in 2001. The Company elected to calculate this "pool" of additional paid in capital using the shortcut method as permitted by FASB Staff Position ("FSP") 123(R)-3, "Transition Election to Accounting for the Tax Effects of Share Based Payment Awards".

SFAS 123(R) also requires the benefits of tax deductions in excess of recognized compensation expense to be reported as a financing cash flow, rather than as an operating cash flow. This requirement will reduce net operating cash flows and increase net financing cash flows in periods after adoption. Financing cash flows for 2006 of $2 million related to the benefits of excess tax deductions have been reported in the Consolidated Statements of Cash Flows.

Foreign Currency Translation

The consolidated balance sheets of the Company's foreign operations and the Company's non-U.S. dollar investments are translated into U.S. dollars using translation rates in effect at the consolidated balance sheet dates. The consolidated statements of income of the Company's foreign operations are translated into U.S. dollars using average translation rates prevailing during the respective periods. Translation adjustments are included in accumulated other comprehensive income.

Recent Accounting Pronouncements

   Statement of Financial Accounting Standards No.159, The Fair Value Option for Financial Assets and Financial Liabilities ("SFAS 159")

In February 2007, the Financial Accounting Standards Board (the "FASB") issued SFAS 159. SFAS 159's objective is to enable companies to mitigate the earnings volatility caused by measuring related assets and liabilities differently, without having to apply complex hedge accounting provisions. SFAS 159 provides the option to use fair value accounting for most financial assets and financial liabilities, with changes in fair value reported in earnings. Selection of the fair value option is irrevocable, and can be applied on a partial basis, i.e., to some but not all similar financial assets or liabilities.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

SFAS 159 will be effective for the Company beginning January 1, 2008, and will then be prospectively applicable. The Company is currently evaluating the impact SFAS 159 will have on its consolidated financial statements.

   Statement of Financial Accounting Standards No.158, Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans, an amendment of FASB Statements No. 87, 88, 106 and 123(R) ("SFAS 158")

On December 31, 2006, the Company adopted SFAS 158. SFAS 158 requires the Company on a prospective basis to recognize in its consolidated balance sheet either an asset for a defined benefit postretirement plan's overfunded status or a liability for its underfunded status. Changes in the funded status of a defined benefit postretirement plan are recognized in comprehensive income in the year the changes occur.

As a result of the adoption of SFAS 158 as of December 31, 2006, the Company recorded a loss of ($2) million, net of tax benefit of $1 million, to accumulated other comprehensive income to recognize the funded status of its defined benefit pension and other post-retirement benefit plans.

Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157")

On September 15, 2006, the FASB issued SFAS 157. This standard, which provides guidance on how to measure fair values of assets and liabilities, applies whenever other standards require or permit assets or liabilities to be measured at fair value, but does not discuss when to use fair value accounting. SFAS 157 establishes a fair value measurement hierarchy that gives the highest priority to quoted prices in active markets and the lowest priority to unobservable data, and requires fair value measurements to be separately disclosed by level within the hierarchy.

SFAS 157 will be effective for the Company beginning January 1, 2008 and will then be prospectively applicable. The Company is currently evaluating the impact SFAS 157 will have on its consolidated financial statements.

   FASB Financial Interpretation No. 48, Accounting for Uncertainty in Income Taxes ("FIN 48")

The FASB issued FIN 48 in June 2006. FIN 48 prescribes recognition and measurement model for impact of tax positions taken or expected to be taken in a tax return, and provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 requires evaluation of whether a tax position taken on a tax return is more likely than not to be sustained if challenged, and if so, evaluation of the largest benefit that is more than 50% likely of being realized on ultimate settlement. Differences between these benefits and actual tax positions result in either (A) an increase in a liability for income taxes payable or a reduction of an income tax refund receivable, (B) a reduction in a deferred tax asset or an increase in a deferred tax liability, or both A and B. FIN 48 requires recording a cumulative effect of adoption in retained earnings as of beginning of year of adoption.

FIN 48 will be effective for the Company's consolidated financial statement beginning January 1, 2007 and will be prospectively applied. Adoption of FIN 48 is not expected to result in a material impact on the Company's consolidated financial statements.

   Statement of Financial Accounting Standards No. 155, Accounting for Certain Hybrid Instruments ("SFAS 155")

On February 16, 2006, the FASB issued SFAS 155, amending FASB Statements 133 and 140, bringing consistency to accounting and reporting for certain hybrid financial instruments by simplifying and eliminating exceptions to the accounting for them. SFAS 155 allows financial instruments that have embedded derivatives to be accounted for as a whole (eliminating the need to bifurcate the derivative from its host) if the holder elects to account for the whole instrument on a fair value basis. SFAS 155 also clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS 133, establishes a requirement to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation, clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives, and amends SFAS 140 to eliminate the prohibition on a qualifying special-purpose entity from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial instrument.

SFAS 155 will be effective for the Company's financial statements beginning on January 1, 2007 and will be applied to financial instruments created or modified after that date. Adoption of SFAS 155 is not expected to result in a material impact on the Company's consolidated financial statements.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

   Statement of Position 05-1 - "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts" ("SOP 05-1")

In September 2005, the Accounting Standards Executive Committee ("AcSEC") of the American Institute of Certified Public Accountants ("AICPA") issued SOP 05-1. SOP 05-1 provides guidance on accounting for deferred acquisition costs of internal replacements of insurance and investment contracts. An internal replacement that is determined to result in a replacement contract that is substantially changed from the replaced contract should be accounted for as an extinguishment of the replaced contract. Unamortized deferred acquisition costs, unearned revenue liabilities, and deferred sales inducement assets from extinguished contracts should no longer be deferred and instead be charged off to expense.

SOP 05-1 is effective for internal replacements occurring in fiscal years beginning after December 15, 2006. Retrospective adoption is not permitted. In connection with the Company's adoption of SOP 05-1 as of January 1, 2007, there was no cumulative effect adjustment recorded to the Company's consolidated financial statements.

   Emerging Issues Task Force Issue No. 04-5 "Investor's Accounting for an Investment in a Limited Partnership When the Investor Is the Sole General Partner and the Limited Partners Have Certain Rights" ("EITF 04-5")

In July 2005, the Emerging Issues Task Force of the FASB issued EITF 04-5. EITF 04-5 mandates a rebuttable presumption that the general partner of a partnership (or managing member of a limited liability company) controls the partnership and should consolidate it, unless limited partners have either substantive kickout rights (defined as the ability to remove the general partner without cause by action of simple majority) or have substantive participating rights (defined as the ability to be actively involved in managing the partnership) or the partnership is a Variable Interest Entity ("VIE"), in which case VIE consolidated accounting rules should instead be followed. The Company's adoption of EITF 04-5 in 2006 resulted in no impact to the Company's consolidated financial statements.

   Statement of Financial Accounting Standards No. 154 - Accounting Changes and Error Corrections- a replacement of APB Opinion No. 20 and Statement of Financial Accounting Standards No. 3 ("SFAS 154")

In May 2005, the FASB issued SFAS 154, which replaces Accounting Principles Board ("APB") Opinion 20, "Accounting Changes", and SFAS 3, "Reporting Accounting Changes in Interim Financial Statements", and which changes the requirements for the accounting for and reporting of a change in accounting principle. This Statement applies to all voluntary changes in accounting principle. It also applies to changes required by an accounting pronouncement in the unusual instance that the pronouncement does not include specific transition provisions.

SFAS 154 requires retrospective application to prior periods' financial statements of changes in accounting principle. SFAS 154 carries forward without change the guidance contained in Opinion 20 for reporting the correction of an error in previously issued financial statements and reporting a change in accounting estimate, and also carries forward requirements for justification of a change in accounting principle on the basis of preferability.

The adoption of SFAS 154 on January 1, 2006 had no immediate impact on the Company's consolidated financial statements.

   SFAS No. 123 (revised 2004) - Share Based Payment ("SFAS 123(R)")

In December 2004, the FASB issued SFAS 123R, which is a revision of SFAS 123, "Accounting for Stock-Based Compensation". SFAS 123(R) supersedes APB Opinion No. 25, "Accounting for Stock Issued to Employees", and amends SFAS 95, "Statement of Cash Flows". Generally, the approach in SFAS 123(R) is similar to the approach described in SFAS 123. However, SFAS 123(R) requires all share-based payments to employees, including grants of employee stock options, to be recognized in the statements of income based on their fair values. Pro forma disclosure is no longer an alternative.

The Company adopted the fair-value based method of accounting for share-based payments effective January 1, 2003 using the prospective method described in SFAS 148, "Accounting for Stock-Based Compensation-Transition and Disclosure". The Company uses the Black-Scholes option-pricing model to estimate the value of stock options of MFC granted to its employees.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Because SFAS 123(R) must be applied not only to new awards but to previously granted awards that are not fully vested on the effective date, and because the Company adopted SFAS 123 using the prospective transition method (which applied only to awards granted, modified or settled after the adoption date), compensation cost for some previously granted awards that were not recognized under SFAS 123 will be recognized under SFAS 123(R). However, had the Company adopted SFAS 123(R) in prior periods, the impact of that standard would have been immaterial to its consolidated financial statements.

   FASB Staff Position 106-2 - Accounting and Disclosure Requirements Related to the Medicare Prescription Drug Improvement and Modernization Act of 2003("FSP 106-2")

In May 2004, the FASB issued FSP 106-2. In accordance with FSP 106-2, the Company recorded a $1 million decrease in accumulated postretirement benefit obligation for the year ended December 31, 2004.

On December 8, 2003, President George W. Bush signed into law the Medicare Prescription Drug Improvement and Modernization Act of 2003 (the "Act"). The Act expanded Medicare, primarily by adding a prescription drug benefit for Medicare eligible retirees effective January 1, 2006. The Act provides for special tax-free subsidies to employers that offer plans with qualifying drug coverage beginning in 2006. Since the subsidy provided by the Company to its retirees for prescription drug benefits meets the criteria for qualifying drug coverage, the Company anticipates that the benefits it pays after 2005 for its retirees will be lower as a result of the new Medicare provisions and has reflected that reduction in its other post-retirement benefit plan liability.

   Statement of Position 03-1 - "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" ("SOP 03-1")

In July 2003, the AcSEC of the AICPA issued SOP 03-1. SOP 03-1 provides guidance on a number of topics including separate account presentation, interests in separate accounts, gains and losses on the transfer of assets from the general account to a separate account, liability valuation, returns based on a contractually referenced pool of assets or index, accounting for contracts that contain death or other insurance benefit features, accounting for reinsurance and other similar contracts, accounting for annuitization guarantees, and sales inducements to contract holders. SOP 03-1 was effective for the Company's consolidated financial statements on January 1, 2004, and resulted in an increase in 2004 net income and shareholder's equity of $48 million (net of income tax expense of $26 million).

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 2 - Investments

The following information summarizes the components of net investment income and net realized investment gains (losses):

                                                          For the year ended
                                                             December 31,
                                                        ----------------------
                                                         2006    2005    2004
                                                        ------  ------  ------
                                                             (in millions)
Net investment income
   Fixed maturities.................................... $  730  $  705  $  692
   Equity securities...................................     24      17      16
   Mortgage loans on real estate.......................    152     157     155
   Real estate.........................................     98      92      86
   Other...............................................    219     233     230
                                                        ------  ------  ------
   Gross investment income.............................  1,223   1,204   1,179
       Less investment expenses........................     60      35      31
                                                        ======  ======  ======

Net investment income.................................. $1,163  $1,169  $1,148
                                                        ======  ======  ======
Net realized investment gains (losses)
   Fixed maturities.................................... $  (54) $  178  $  216
   Equity securities...................................     44      17      34
   Mortgage loans on real estate.......................     13      20      37
   Real estate.........................................      7      (2)      1
   Other...............................................     (5)     (4)     (3)
                                                        ------  ------  ------
Net realized investment gains.......................... $    5  $  209  $  285
                                                        ======  ======  ======

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

As of December 31, 2006 and 2005, all fixed maturity and equity securities were classified as available-for-sale and reported at fair value. The amortized cost and fair value are summarized below for the years indicated:

                                                              December 31, 2006
                                                   ---------------------------------------
                                                               Gross      Gross
                                                   Amortized Unrealized Unrealized  Fair
                                                     Cost      Gains      Losses    Value
                                                   --------- ---------- ---------- -------
                                                                (in millions)
Available-for-Sale:
U.S. government...................................  $ 4,052     $ 47       $  5    $ 4,094
Foreign governments...............................      937      182         --      1,119
Corporate securities..............................    6,079      234         62      6,251
Mortgage-backed securities........................      163        4          2        165
                                                    -------     ----       ----    -------
Total fixed maturities available-for-sale.........   11,231      467         69     11,629
Equity securities.................................      857      182          5      1,034
                                                    -------     ----       ----    -------
   Total fixed maturities and equity securities
     available-for-sale...........................  $12,088     $649       $ 74    $12,663
                                                    =======     ====       ====    =======

                                                              December 31, 2005
                                                   ---------------------------------------
                                                               Gross      Gross
                                                   Amortized Unrealized Unrealized  Fair
                                                     Cost      Gains      Losses    Value
                                                   --------- ---------- ---------- -------
                                                                (in millions)
Available-for-Sale:
U.S. government...................................  $ 4,332     $102       $ 35    $ 4,399
Foreign governments...............................    1,019      221         --      1,240
Corporate securities..............................    5,723      321         56      5,988
Mortgage-backed securities........................      141        4          2        143
                                                    -------     ----       ----    -------
Total fixed maturities available-for-sale.........   11,215      648         93     11,770
Equity securities.................................      478      113          7        584
                                                    -------     ----       ----    -------
   Total fixed maturities and equity securities
     available-for-sale...........................  $11,693     $761       $100    $12,354
                                                    =======     ====       ====    =======

Proceeds from sales of fixed maturity securities were $9,657 million, $8,293 million, and $8,860 million for the years ended December 31, 2006, 2005, and 2004. Gross gains and losses of $114 million and $125 million, respectively, were realized on those sales (2005 - $214 million and $69 million, respectively; 2004 - $252 million and $123 million, respectively). During 2006, other-than-temporary impairments on fixed maturity securities of $54 million (2005 - $0; 2004 - $0) were recognized in the consolidated statements of income.

Proceeds from sales of equity securities were $355 million, $153 million, and $209 million for the years ended December 31, 2006, 2005, and 2004. Gross gains and losses of $48 million and $7 million, respectively, were realized on those sales (2005 - $37 million and $8 million respectively; 2004 - $35 million and $28 million, respectively). In addition, other-than-temporary impairments on equity securities of $10 million, $14 million, and $10 million for the years ended December 31, 2006, 2005, and 2004, respectively, were recognized in the consolidated statements of income.

The Company has a process in place to identify securities that could potentially have an impairment that is other than temporary. This process involves monitoring market events that could impact issuers' credit ratings, business climate, management changes, litigation and government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts and cash flow projections as indicators of credit issues.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

At the end of each quarter, the Manulife Loan Review Committee (the "committee") reviews all securities where market value is less than eighty percent of amortized cost for six months or more to determine whether impairments need to be taken. The committee meets with the management responsible for restructurings, as well as the management of each industry team, and portfolio management. The analysis focuses on each investee company's or project's ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. The results of this analysis are reviewed by the Manulife Credit Committee. The Loan Review Committee includes Manulife's Chief Financial Officer, Chief Investment Officer, Chief Risk Officer, Chief Credit Officer, and other senior management. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturities portfolio.

The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other than temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and (3) the Company's ability and intent to hold the security to maturity or until it recovers in value. To the extent the Company determines that a security is deemed to be other than temporarily impaired the difference between amortized cost and fair value is charged to earnings.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if impairment is other than temporary. These risks and uncertainties include (1) the risk that the committee's assessment of an issuer's ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer, (2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated, (3) the risk that fraudulent information could be provided to the Manulife investment professionals who determine the fair value estimates and other than temporary impairments, and (4) the risk that new information obtained by Manulife, or changes in other facts and circumstances lead it to change it's intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to earnings in a future period.

The cost amounts for both fixed-maturity securities and equity securities are net of the other-than-temporary impairment charges.

As of December 31, 2006 and 2005, there were 425 and 366 fixed maturity securities with an aggregate gross unrealized loss of $69 million and $93 million as of December 31, 2006, and 2005, of which the single largest unrealized loss was $2 million and $4 million as of December 31, 2006 and 2005, respectively. The Company anticipates that these fixed maturity securities will perform in accordance with their contractual terms and currently has the ability and intent to hold these securities until they recover or mature.

As of December 31, 2006 and 2005, there were 75 and 82 equity securities with an aggregate gross unrealized loss of $5 million and $7 million as of December 31, 2006 and 2005, of which the single largest unrealized loss was $1 million and $1 million as of December 31, 2006 and 2005, respectively. The Company anticipates that these equity securities will recover in value.

                                                       Unrealized Losses on Fixed Maturity and Equity Securities
                                                   ----------------------------------------------------------------
                                                                        As of December 31, 2006
                                                   ----------------------------------------------------------------
                                                    Less than 12 months    12 months or more           Total
                                                   --------------------  --------------------  --------------------
                                                    Carrying              Carrying              Carrying
                                                    Value of              Value of              Value of
                                                   Securities            Securities            Securities
                                                   with Gross            with Gross            with Gross
                                                   Unrealized Unrealized Unrealized Unrealized Unrealized Unrealized
Description of securities:                           Losses     Losses     Losses     Losses     Losses     Losses
--------------------------                         ---------- ---------- ---------- ---------- ---------- ----------
US Treasury obligations and direct obligations of
  U.S. government agencies........................   $  451      $ (3)     $  137      $ (2)     $  588      $ (5)
Federal agency mortgage backed securities.........       22        --          71        (2)         93        (2)
Fixed maturity securities issued by foreign
  governments.....................................       --        --          10        --          10        --
Corporate bonds...................................    1,212       (25)      1,175       (37)      2,387       (62)
                                                     ------      ----      ------      ----      ------      ----
   Total fixed maturity securities................    1,685       (28)      1,393       (41)      3,078       (69)
Equity securities.................................       77        (3)         19        (2)         96        (5)
                                                     ------      ----      ------      ----      ------      ----
   Total fixed maturity and equity securities.....   $1,762      $(31)     $1,412      $(43)     $3,174      $(74)
                                                     ======      ====      ======      ====      ======      ====

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

                                                            Unrealized Losses on Fixed Maturity and Equity Securities
                                                        ----------------------------------------------------------------
                                                                             As of December 31, 2005
                                                        ----------------------------------------------------------------
                                                         Less than 12 months    12 months or more           Total
                                                        --------------------  --------------------  --------------------
                                                         Carrying              Carrying              Carrying
                                                         Value of              Value of              Value of
                                                        Securities            Securities            Securities
                                                        with Gross            with Gross            with Gross
                                                        Unrealized Unrealized Unrealized Unrealized Unrealized Unrealized
Description of securities:                                Losses     Losses     Losses     Losses     Losses     Losses
--------------------------                              ---------- ---------- ---------- ---------- ---------- ----------
US Treasury obligations and direct obligations of U.S.
  government agencies..................................   $1,665      $(30)      $222       $ (5)     $1,887     $ (35)
Federal agency mortgage backed securities..............       66        (2)        15         --          81        (2)
Corporate bonds........................................    1,525       (36)       574        (20)      2,099       (56)
                                                          ------      ----       ----       ----      ------     -----
   Total fixed maturity securities.....................    3,256       (68)       811        (25)      4,067       (93)
Equity securities......................................       37        (4)        22         (3)         59        (7)
                                                          ------      ----       ----       ----      ------     -----
   Total fixed maturity and equity securities..........   $3,293      $(72)      $833       $(28)     $4,126     $(100)
                                                          ======      ====       ====       ====      ======     =====

The amortized cost and fair value of fixed maturities as of December 31, 2006, by contractual maturity, are shown below:

                                                              Amortized  Fair
                                                                Cost     Value
                                                              --------- -------
                                                                (in millions)
Available-for-Sale:
Due in one year or less......................................  $   659  $   657
Due after one year through five years........................    1,657    1,686
Due after five years through ten years.......................    4,253    4,262
Due after ten years..........................................    4,499    4,859
                                                               -------  -------
                                                                11,068   11,464
Mortgage-backed securities...................................      163      165
                                                               -------  -------
   Total fixed maturities available-for-sale.................  $11,231  $11,629
                                                               =======  =======

Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties. Corporate requirements and investment strategies may result in the sale of these investments before maturity.

As of December 31, 2006, fixed maturity securities with a fair value of $8 million (2005 - $9 million) were on deposit with government authorities as required by law.

Mortgage loans on real estate

Mortgage loans on real estate are evaluated periodically as part of the Company's loan review procedures and are considered impaired when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the mortgage agreement. The allowance for losses is maintained at a level believed adequate by management to absorb estimated probable credit losses that exist at the balance sheet date. Management's periodic evaluation of the adequacy of the allowance for losses is based on the Company's past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions, and other relevant factors. This evaluation is inherently subjective as it requires estimating the amounts and timing of future cash flows expected to be received on impaired mortgage loans that may be susceptible to significant change. Any change to the valuation allowance for mortgage loans on real estate is reported as a component of net realized investment gains. Interest received on impaired mortgage loans on real estate is included in net investment income in the period received. If foreclosure becomes probable, the measurement method used is based on the collateral value. Foreclosed real estate is recorded at the fair value of the collateral at the date of foreclosure, which establishes a new cost basis.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Mortgage loans on real estate - (continued)

Changes in the allowance for possible losses on mortgage loans on real estate were as follows:

                                     Balance at                      Balance at
                                     Beginning                         End of
(in millions)                        of Period  Additions Deductions   Period
-------------                        ---------- --------- ---------- ----------
Year ended December 31, 2006........    $ 4        $1        $ 3         $2
                                        ---        --        ---         --
Year ended December 31, 2005........    $ 7        $3        $ 6         $4
                                        ---        --        ---         --
Year ended December 31, 2004........    $14        $9        $16         $7
                                        ---        --        ---         --

At December 31, 2006 and 2005, the total recorded investment in mortgage loans considered to be impaired in accordance with Statement of Financial Accounting Standards No. 114, "Accounting by Creditors for Impairment of a Loan," along with the related provision for losses, were as follows:

                                                             As of December 31,
                                                             -----------------
                                                             2006      2005
                                                             ----      ----
                                                             (in millions)
Impaired mortgage loans on real estate with provision for
  losses.................................................... $13       $20
Provision for losses........................................  (2)       (4)
                                                             ---       ---
Net impaired mortgage loans on real estate.................. $11       $16
                                                             ===       ===

All impaired loans have been provided for and no interest is accrued on impaired loans.

The average recorded investment in impaired loans and the interest income recognized on impaired loans were as follows:

                                                      Years Ended December 31,
                                                      ------------------------
                                                      2006     2005    2004
                                                      ----     ----    ----
                                                          (in millions)
Average recorded investment in impaired loans........ $16      $31     $46
Interest income recognized on impaired loans......... $--      $--     $--

The payment terms of mortgage loans on real estate may be restructured or modified from time to time. Generally, the terms of the restructured mortgage loans call for the Company to receive some form or combination of an equity participation in the underlying collateral, excess cash flows or an effective yield at the maturity of the loans sufficient to meet the original terms of the loans.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Mortgage loans on real estate - (continued)

There were no restructured mortgage loans as of December 31, 2006 and 2005, respectively.

At December 31, 2006, the mortgage portfolio was diversified by specific collateral property type and geographic region as displayed below:

                            Carrying                                Carrying
Collateral Property Type     Amount     Geographic Concentration     Amount
------------------------  ------------- ------------------------  -------------
                          (in millions)                           (in millions)
Apartments...............    $  140     East North Central.......    $  328
Industrial...............       495     East South Central.......        39
Office buildings.........       867     Middle Atlantic..........       289
Retail...................       546     Mountain.................       226
Multi family.............       150     New England..............       148
Mixed use................        35     Pacific..................       698
Agricultural.............        63     South Atlantic...........       576
Other....................       152     West North Central.......        11
                                        West South Central.......       133
Allowance for losses.....        (2)    Allowance for losses.....        (2)
                             ------                                  ------
Total....................    $2,446     Total....................    $2,446
                             ======                                  ======

Mortgage loans with outstanding principal balances of $15 million were non-income producing as of December 31, 2006. There was no non-income producing real estate as of December 31, 2006.

Securities Lending

The Company engages in securities lending to generate additional income. Certain securities from its portfolio are loaned to other institutions for certain periods of time. Collateral, which exceeds the market value of the loaned securities, is deposited by the borrower with the Company and retained by the Company until the underlying security has been returned to the Company. The collateral is reported in cash and other liabilities. The market value of the loaned securities is monitored on a daily basis with additional collateral obtained or refunded as the market value fluctuates. As of December 31, 2006 the Company had loaned securities, which are included in invested assets, with a carrying value and market value of approximately $1,332 million and $1,320 million, respectively (2005 - $3,609 million and $3,636 million, respectively).

Note 3 - Derivatives and Hedging Instruments

The Company uses various derivative instruments to hedge and manage its exposure to changes in interest rate levels, foreign exchange rates, and equity market prices, and to manage the duration of assets and liabilities.

The fair value of derivative instruments classified as assets at December 31, 2006 and 2005 was $39 million and $8 million, and is reported on the consolidated balance sheets in other assets. The fair value of derivative instruments classified as liabilities at December 31, 2006 and 2005 was $91 million and $41 million, and is reported on the consolidated balance sheets in other liabilities.

Fair Value Hedges

The Company uses interest rate futures contracts and interest rate swap agreements as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate swap agreements are contracts with counterparties to exchange interest rate payments of a differing character (e.g., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements and currency rate swap agreements is accrued and recognized as a component of net investment income.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

The Company uses cross currency rate swap agreements to manage exposures to foreign currency arising from its consolidated balance sheet assets and liabilities. Cross currency swap agreements involve an initial and final exchange of principal amounts between parties as well as the exchange of fixed or floating interest payments in one currency for the receipt of fixed or floating interest payments in another currency.

For the years ended December 31, 2006, 2005 and 2004, the Company recognized net gains of $3 million, net losses of $2 million, and net losses of $1 million, respectively, related to the ineffective portion of its fair value hedges.

Cash Flow Hedges

The Company also uses interest rate swap agreements to hedge the variable cash flows arising from floating-rate assets held on its consolidated balance sheet. Under interest rate swap agreements, the Company agrees with other parties to exchange, at specific intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed notional principal amount. Generally, no cash is exchanged at the outset of the contract and neither party makes principal payments.

The Company uses cross currency swaps to manage exposures to foreign currency and variable interest rates arising from its on-balance sheet assets. Cross currency swaps involve an initial and final exchange of principal amounts between parties as well as the exchange of fixed or floating interest payments in one currency for the receipt of fixed or floating interest payments in another currency. The Company uses foreign currency forward contracts to hedge foreign exchange risk, as it generates revenue and holds assets in U.S. dollars, but incurs a significant portion of its maintenance and acquisition expenses in Canadian dollars. These foreign currency contracts qualify as cash flow hedges of foreign currency expenses.

For the year ended December 31, 2006, the Company recognized gains of $0 related to the ineffective portion of its cash flow hedge. For the year ended December 31, 2006, all of the Company's hedged forecast transaction qualified as cash flow hedges.

For the year ended December 31, 2006, a net loss of $0.4 million was reclassified from accumulated other comprehensive income to earnings. It is anticipated that approximately $0.2 million will be reclassified from accumulated other comprehensive income to earnings within the next twelve months. The maximum length for which variable cash flows are hedged is 1 year.

For the year ended December 31, 2006, $0 of the Company's cash flow hedges were discontinued because it was probable that the original forecasted transactions would not occur by the end of the originally specified time period documented at inception of the hedging relationship.

For the years ended December 31, 2006 and 2005 losses of $9.8 million and $8.3 million (net of tax of $5.3 million and $4.5 million) representing the effective portion of the change in fair value of derivative instruments designated as cash flow hedges were added to accumulated other comprehensive income, resulting in a net loss balance of $5.0 million and a net gain balance of $5.1 million (net of tax of $2.7 million and $2.8 million) at December 31, 2006 and 2005, respectively.

Derivatives Not Designated as Hedging Instruments

The Company enters into interest rate swap agreements, interest rate floors, and cross currency swap agreements to manage exposure to interest rates and foreign exchange arising from on-balance sheet assets as described above under Fair Value Hedges without designating the derivatives as hedging instruments.

In addition, the Company uses interest rate floor agreements to hedge the interest rate risk associated with minimum interest rate guarantees in certain of its businesses without designating the derivatives as hedging instruments.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Outstanding derivative instruments were as follows:

                                                                      December 31, 2006
                                                        --------------------------------------------
                                                            Notional or
                                                        Contractual Amounts Carrying Value Fair Value
                                                        ------------------- -------------- ----------
                                                                        (in millions)
Outstanding Derivative Instruments:
Interest rate and currency swaps and floors............       $5,810             $(42)        $(42)
Interest rate options written..........................           12               --           --
Equity contracts.......................................           33               --           --
Currency forwards......................................          313              (10)         (10)
                                                              ------             ----         ----
Total..................................................       $6,168             $(52)        $(52)
                                                              ======             ====         ====

                                                                      December 31, 2005
                                                        --------------------------------------------
                                                            Notional or
                                                        Contractual Amounts Carrying Value Fair Value
                                                        ------------------- -------------- ----------
                                                                            (in millions)
Outstanding Derivative Instruments:
Interest rate and currency swaps and floors............       $1,694             $(39)        $(39)
Interest rate options written..........................           12               --           --
Equity contracts.......................................            5               --           --
Currency forwards......................................          258                6            6
                                                              ------             ----         ----
Total..................................................       $1,969             $(33)        $(33)
                                                              ======             ====         ====

Note 4 - Income Taxes

JH USA and its subsidiaries (collectively the "companies") join with MIC and other affiliates in filing a consolidated federal income tax return. John Hancock Life Insurance Company of New York ("JHNY"), a wholly-owned subsidiary of the Company, filed separate federal income tax returns for the years ended December 31, 2005 and 2004. JHNY will join the companies in filing a consolidated federal income tax return for the year ended December 31, 2006.

In accordance with the income tax sharing agreements in effect for the applicable tax years, the Company's income tax provision (or benefit) is computed as if JH USA and the companies each filed separate federal income tax returns. The tax charge to each of the respective companies will not be more than that which each company would have paid on a separate return basis. Intercompany settlements of income taxes are made through an increase or reduction to amounts due to or from affiliates. Such settlements occur on a periodic basis in accordance with the tax sharing agreement. Tax benefits from operating losses are provided at the U.S. statutory rate plus any tax credits attributable, provided the consolidated group utilizes such benefits currently.

The components of income taxes were as follows:

                                                           For the Year Ended
                                                              December 31,
                                                          ---------------------
                                                           2006    2005   2004
                                                          ------  ------ ------
                                                              (in millions)
Current taxes:
Federal..................................................   $ (7)   $128   $ 40
                                                          ------  ------ ------
Deferred taxes:
Federal..................................................   $230    $119   $128
                                                          ------  ------ ------
Total income taxes.......................................   $223    $247   $168
                                                          ======  ====== ======

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Income before federal income taxes differs from taxable income principally due to tax-exempt investment income, dividends received tax deductions, differences in the treatment of acquisition costs, and differences in reserves for policy and contract liabilities for tax and financial reporting purposes.

A reconciliation of income taxes computed by applying the 35% federal income tax rate to income before income taxes and cumulative effect of accounting change to income tax expense charged to operations follows:

                                                             For the Year Ended
                                                               December 31,
                                                             ----------------
                                                             2006   2005  2004
                                                             ----   ----  ----
                                                               (in millions)
Tax at 35%.................................................. $257   $278  $202
Add (deduct):
   Prior year taxes.........................................   (4)    (9)   --
   Tax exempt investment income.............................  (42)   (28)  (22)
   Other....................................................   12      6   (12)
                                                             ----   ----  ----
       Total income taxes................................... $223   $247  $168
                                                             ====   ====  ====

Deferred income tax assets and liabilities result from tax affecting the differences between the financial statement values and tax values of assets and liabilities at each consolidated balance sheet date. The significant components of the Company's deferred tax assets and liabilities were as follows:

                                                                   December 31,
                                                                 -------------
                                                                  2006    2005
                                                                 ------  ------
                                                                 (in millions)
Deferred tax assets:
   Policy reserve adjustments................................... $  891  $1,068
   Tax credits..................................................     79      --
   Other........................................................      7       6
                                                                 ------  ------
       Total deferred tax assets................................ $  977  $1,074
                                                                 ------  ------
Deferred tax liabilities:
   Deferred acquisition costs................................... $  989  $  889
   Unrealized gains on securities available-for-sale............    353     377
   Premiums receivable..........................................     21      23
   Investments..................................................    236     283
   Reinsurance..................................................     97      53
   Other........................................................     43      59
                                                                 ------  ------
       Total deferred tax liabilities...........................  1,739   1,684
                                                                 ------  ------
       Net deferred tax liabilities............................. $  762  $  610
                                                                 ======  ======

As of December 31, 2006, the Company had utilized all available operating loss carry forwards from prior years and had $79 million of unused tax credits. Unused tax credits will expire in various years through 2025. The Company believes that it will realize the full benefit of its deferred tax assets.

The Company made income tax payments of $9 million, $66 million, and $4 million in 2006, 2005, and 2004, respectively.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 5 - Related Party Transactions

The Company has formal service agreements with MLI, which can be terminated by either party upon two months notice. Under the various agreements, the Company will pay direct operating expenses incurred by MLI on behalf of the Company. Services provided under the agreements include legal, actuarial, investment, data processing, accounting and certain other administrative services. Costs incurred under the agreements were $386 million, $352 million, and $281 million for the years ended December 31, 2006, 2005, and 2004.

There are two service agreements, both effective as of April 28, 2004, between the Company and John Hancock Life Insurance Company ("JHLICO"). Under one agreement, the Company provides services to JHLICO, and under the other JHLICO provides services to the Company. In both cases, the Provider of the services can also employ a "Provider Affiliate" to provide services. In the case of the service agreement where JHLICO provides services to the Company, a "Provider Affiliate" means JHLICO's parent, JHFS, and its direct and indirect subsidiaries. Net services provided by the Company to JHLICO were $111 million for the year ended December 31, 2006, $92 million for the year ended
December 31, 2005, and approximately $61 million for the eight months ended December 31, 2004. As of December 31, 2006 and 2005 there were accrued receivables from JHLICO to the Company of $104 million and $37 million, respectively.

Management believes the allocation methods used for service agreements are reasonable and appropriate in the circumstances; however, the Company's consolidated balance sheet may not necessarily be indicative of the financial condition that would have existed if the Company operated as an unaffiliated entity.

The Company paid no dividends to MIC during 2006. During 2005, the Company paid dividends of $200 million to MIC.

On December 14, 2006, the Company issued one share of common stock to MIC for $71 million in cash.

MFC also provides a claims paying guarantee to certain U.S. policyholders.

On December 20, 2002, the Company entered into a reinsurance agreement with Manulife Reinsurance Limited (Bermuda) (MRL), an affiliated company, to reinsure a block of variable annuity business. The contract reinsures all risks; however, the primary risk reinsured is investment and lapse risk with only limited coverage of mortality risk. Accordingly, the contract was classified as financial reinsurance and given deposit-type accounting treatment. Under the terms of the agreement, the Company received a ceding commission of $371 million, $338 million, and $169 million for the years ended December 31, 2006, 2005, and 2004. These are classified as unearned revenue. The amounts are being amortized to income as payments are made to MRL. The balance of this unearned revenue as of December 31, 2006 and 2005 was $425 million and $423 million.

On December 31, 2003, the Company entered into a reinsurance agreement with an affiliate, Manulife Reinsurance (Bermuda) Limited (MRBL), to reinsure 90% of the non-reinsured risk of the closed block of participating life insurance business. As approximately 90% of the mortality risk is covered under previously existing contracts with third party reinsurers and the resulting limited mortality risk is inherent in the new contract with MRBL, it was classified as financial reinsurance and given deposit-type accounting treatment. Title to the assets supporting this block of business was transferred to MRBL under the terms of the agreement. Included in amounts due from affiliates at December 31, 2006 and 2005 was $2,616 million and $2,469 million representing the receivable from MRBL for the transferred assets, which are accounted for in a similar manner as invested assets available-for-sale.

Pursuant to a promissory note issued December 19, 2000 and to a Credit Agreement of the same date, the Company borrowed $250 million from an affiliate, Manulife Hungary Holdings KFT ("MHHL"). The maturity date with respect to this note is 365 days following the date of the borrowing; however, the note is normally renegotiated at each anniversary date. Interest is calculated at a fluctuating rate equal to 3-month LIBOR plus 25 basis points and is payable quarterly. The interest rate was 5.61% as of December 31, 2006. On December 30, 2002, the Company repaid $176 million of the original principal balance. The principal balance outstanding as of December 31, 2006 and 2005 was $74 million.

Pursuant to a promissory note issued August 7, 2001 and to a Credit Agreement of the same date, the Company borrowed $4 million from MHHL. The maturity date with respect to this note is 365 days after the date of the borrowing; however, the note is normally renegotiated at each anniversary date. Interest is calculated at a fluctuating rate equal to 3-month LIBOR plus 25 basis points and is payable quarterly. The interest rate was 5.61% as of December 31, 2006.

Pursuant to a demand promissory note dated August 16, 2006, the Company borrowed $8 million from an affiliate, P.T. Manulife Aset Manajemen Indonesia. Interest is calculated at a fluctuating rate equal to 3 month LIBOR and is payable quarterly. The interest rate was 5.37% as of December 31, 2006. The Company repaid the note on February 20, 2007.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Pursuant to a Note Purchase Agreement dated November 10, 2006, the Company issued a note of same date to JHLICO in the amount of $90 million, due
December 1, 2011 and secured by a mortgage on the Company's property at 601 Congress Street, Boston, MA. The note provides for interest-only payments of $0.4 million per month commencing January 1, 2007 through November 1, 2011. The interest rate for the term of this note is fixed at 5.73%.

Pursuant to a demand promissory note dated December 22, 2006, the Company borrowed $136 million from an affiliate, Manulife Holdings (Delaware) LLC. Interest is calculated at a fluctuating rate equal to 3 month LIBOR plus 30 basis points and is payable quarterly. The interest rate was 5.70% as of December 31, 2006.

On December 28, 2006 the Company sold real estate held for investment with a net book value of $17 million to JHILCO for $150 million in cash. Since this sale was accounted for as a transaction between entities under common control, the difference between the net book value and sales price resulted in an increase of $87 million (net of tax of $46 million) to the Company's paid in capital as of December 31, 2006.

At December 31, 2005, the Company had one note receivable from MRL with a carrying value of $18 million. The note matured and was repaid on May 11, 2006.

The Company has two liquidity pools in which affiliates can invest excess cash. Terms of operation and participation in the liquidity pool are set out in two Liquidity Pool and Loan Facility Agreements. The first agreement, effective
May 28, 2004, is between the Company and various MFC affiliates. The second agreement, effective May 27, 2005, allows JHFS and subsidiaries acquired as a result of the 2004 merger with MFC to also participate in the arrangement. The maximum aggregate amount that the Company can accept into these Liquidity Pools is $2.5 billion. By acting as the banker the Company can earn a spread over the amount it pays its affiliates and this aggregation and resulting economies of scale allows the affiliates to improve the investment return on their excess cash. Interest payable on the funds will be reset daily to the one-month
U.S. Dollar London Inter-Bank Bid ("LIBID").

The following table exhibits the affiliates and their participation in the Company's liquidity pools:

                                                      December 31, December 31,
                                                          2006         2005
                                                      ------------ ------------
                                                            (in millions)
                     Affiliate

Manulife Investment Corporation......................    $   61       $   78
Manulife Reinsurance Ltd.............................       308           46
Manulife Reinsurance (Bermuda) Ltd...................       317           74
Manulife Hungary Holdings KFT........................        33           20
Manulife Insurance Company...........................        51           15
John Hancock Life Insurance Company..................       550        1,500
John Hancock Variable Life Insurance Company.........       202          136
John Hancock Insurance Company of Vermont............        71           --
John Hancock Reassurance Co, Ltd.....................       236          224
John Hancock Financial Services, Inc.................        56           82
The Berkeley Financial Group, LLC....................        28            8
John Hancock Signature Services, Inc.................         4            9
                                                         ------       ------
   Total.............................................    $1,917       $2,192
                                                         ======       ======

The balances above are reported on the consolidated balance sheets as amounts due to affiliates.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 6 - Reinsurance

The effect of reinsurance on life, health, and annuity premiums written and earned was as follows:

                                      For the years ended December 31,
                               ----------------------------------------------
                                    2006            2005            2004
                               --------------  --------------  --------------
                                  Premiums        Premiums        Premiums
                               --------------  --------------  --------------
                               Written Earned  Written Earned  Written Earned
                               ------- ------  ------- ------  ------- ------
Direct........................ $1,294  $1,294  $1,319  $1,319  $1,297  $1,284
Assumed.......................    376     405     287     315     299     320
Ceded.........................   (685)   (685)   (764)   (764)   (661)   (661)
                               ------  ------  ------  ------  ------  ------
Net Premiums.................. $  985  $1,014  $  842  $  870  $  935  $  943
                               ======  ======  ======  ======  ======  ======

For the years ended December 31, 2006 and 2005 and 2004, benefits to policyholders under life, health and annuity ceded reinsurance contracts were $423 million, $492 million, and $391 million, respectively.

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics among the reinsurers.

Note 7 - Pension Benefit Plans and Other Postretirement Benefit Plans

The Company sponsors a non-contributory pension plan entitled "The Manulife Financial U.S. Cash Balance Plan" (the "Plan").

Pension benefits are provided to participants of the Plan after three years of vesting service with the Company and are a function of the length of service together with final average earnings. The normal form of payment under the Plan is a life annuity, payable at the normal retirement age of 65, and is actuarially equivalent to the cash balance account. Various optional forms of payment are available including lump sum. Early retirement benefits are actuarially equivalent to the cash balance account, but are subsidized for participants who were age 45 with five or more years vesting service with the Company as of July 1, 1998 and who terminate employment after attaining age 50 and have completed 10 years of service.

Cash balance accounts under the Plan are credited annually with contribution credits and semi-annually with interest credits. Future contribution credits will vary based on service. Interest credits are based on the greater of one-year U.S. Treasury Constant Maturity Bond yields or 5.25% per annum.

Actuarial valuation of accumulated Plan benefits are based on projected salaries, an assumed discount rate, and best estimates of investment yields on Plan assets, mortality of participants, employee termination, and ages at retirement. Pension costs that relate to current service are funded as they accrue and are charged to earnings of the Company in the current period. Vested benefits are fully funded. Experience gains and losses are amortized to income of the Company over the estimated average remaining service lives of the Plan participants. No contributions were made during the years ended December 31, 2004 though 2006 because the Plan was subject to the full funding limitation under the Internal Revenue Code.

As of December 31, 2006 and 2005, the projected benefit obligation to the participants in the Plan was $88 million and $85 million, and the accumulated benefit obligation was $77 million and $74 million respectively. The fair value of the Plan assets was $75 million and $71 million as of December 31, 2006 and 2005.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 7 - Pension Benefit Plans and Other Postretirement Benefit
Plans - (continued)

The Company also sponsors an unfunded supplemental cash balance plan entitled "The Manulife Financial U.S. Supplemental Cash Balance Plan" (the "Supplemental Plan"). This non-qualified plan provides defined pension benefits in excess of limits imposed by law. Compensation is not limited and benefits are not restricted by the Internal Revenue Code.

Benefits under the Supplemental Plan are provided to participants who terminate after three years of service. The default form of payment under this plan is a lump sum, although participants may elect to receive payment in the form of an annuity provided that such an election is made within the time period prescribed in the Supplemental Plan. If an annuity form of payment is elected, the amount payable is equal to the actuarial equivalent of the participant's balance under the Supplemental Plan, using the factors and assumptions for determining immediate annuity amounts applicable to the participant under the Plan.

Cash balance contribution credits for the Supplemental Plan vary with service, and interest credits are based on the greater of one-year U.S. Treasury Constant Maturity Bond yields or 5.25% per annum. The annual contribution credits are made in respect of the participant's compensation that is in excess of the limit set by the Internal Revenue Code. Together, these contributions serve to restore to the participant the benefit that he/she would have been entitled to under the Plan's benefit formula except for the pay and benefit limitations in the Internal Revenue Code.

As of December 31 2006 and 2005, the projected benefit obligation to the participants in the Supplemental Plan was $33 million. The accumulated benefit obligation as of December 31, 2006 and 2005 was $30 million. The fair value of Supplemental Plan assets was $0 as of December 31, 2006 and 2005.

As of December 31, 2006, the Plan was merged with the qualified pension plan of an affiliated company, JHLICO. Pursuant to the merger all of the assets of the former plans are commingled. The aggregate pool of assets from the former plans is available to meet the obligations of the merged plan. The merger is not expected to have a material effect on the consolidated financial statements of the Company.

The Company sponsors a defined contribution 401(k) savings plan, which is subject to the provisions of the Employee Retirement Income Security Act of 1974. The Company contributed $3 million in 2006 (2005 - $4 million; 2004 - $2 million).

In addition to the retirement plans, the Company sponsors a Post-retirement Benefit Plan that provides retiree medical and life insurance benefits to those who have attained age 50 and have 10 or more years of service with the Company. This Plan provides primary medical coverage for retirees and spouses under age
65. When the retirees or the covered spouses reach age 65, Medicare provides primary coverage and this plan provides secondary coverage. This Plan is contributory with the amount of contribution based on the service of the employees as at the time of retirement. It also provides the employee with a life insurance benefit of 100% of the salary just prior to retirement up to a maximum of $150,000. This life insurance benefit is reduced to 65% on the first of January following retirement, and is further reduced to 30% at age 70.

On December 8, 2003, the Medicare Prescription Drug, Improvement and Modernization Act of 2003 (the "Act") was signed into law. The Act introduced a prescription drug benefit under Medicare, as well as a federal subsidy to sponsors of retiree health care benefit plans that provide a benefit that is at least actuarially equivalent to Medicare. As a result of the prescription drug subsidy, the accumulated post retirement benefit obligation at December 31, 2006, has been reduced by a deferred actuarial gain in the amount of $1.7 million to reflect the effect of the subsidy related to benefits attributed to past service. The amortization of the actuarial gain and reduction of service and interest cost resulted in a reduction of net periodic post retirement benefit cost for the year ended December 31, 2006 of $0.1 million.

As discussed in Note 1, in September 2006 the FASB issued SFAS 158. SFAS 158 requires an employer on a prospective basis to recognize the overfunded or underfunded status of its defined benefit pension and postretirement plans as an asset or liability on its balance sheet and to recognize changes in that funded status in the year in which the changes occur through comprehensive income. The Company adopted SFAS 158 on December 31, 2006. See below for the effects for the adoption as well as the related disclosure requirements.

The Company accounts for its Post-retirement Benefit Plan using the accrual method. As of December 31, 2006 and 2005, the benefit obligation of the Post-retirement Benefit Plan was $28 million and $35 million, respectively. The Post-Retirement Benefit Plan is unfunded. Post-retirement benefit plan expenses for 2006 were $2 million (2005 - $4 million; 2004 - $3 million).

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 7 - Pension Benefit Plans and Other Postretirement Benefit
Plans - (continued)

Information applicable to the Employee Retirement Plans and the Post-retirement Benefit Plan as estimated by a consulting actuary for the year ended
December 31, 2006 and 2005 was as follows:

Obligations and Funded Status:

                                                             Years Ended December 31,
                                                             -------------------------------
                                                              Employee        Post-retirement
                                                             Retirement Plans Benefit Plan
                                                             ---------------  --------------
                                                             2006     2005    2006    2005
                                                             ----     ----    ----    ----
                                                                  (in millions)
Change in benefit obligation:
Benefit obligation at beginning of year..................... $118     $106    $ 35    $ 30
Service cost................................................    6        6      --       2
Interest cost...............................................    6        6       2       2
Actuarial (gain)/loss.......................................   (3)       8      (7)      1
Plan amendments.............................................   --       --      --       1
Benefits paid...............................................   (6)      (8)     (2)     (1)
                                                              ----     ----    ----    ----
Benefit obligation at end of year........................... $121     $118    $ 28    $ 35
                                                              ====     ====    ====    ====
Change in plan assets:
Fair value of plan assets at beginning of year.............. $ 71     $ 74    $ --    $ --
Actual return on plan assets................................    9        3      --      --
Employer contribution.......................................    2        2       2       1
Benefits paid...............................................   (7)      (8)     (2)     (1)
                                                              ----     ----    ----    ----
Fair value of plan assets at end of year.................... $ 75     $ 71    $ --    $ --
                                                              ====     ====    ====    ====
Funded status at year end................................... $(46)    $(47)   $(28)   $(35)
Unrecognized actuarial loss/(gain) (1)......................   --       53      --      (4)
Unrecognized prior service cost (1).........................   --        2      --      --
                                                              ----     ----    ----    ----
Net amount recognized....................................... $(46)    $  8    $(28)   $(39)
                                                              ====     ====    ====    ====
Amounts recognized in the consolidated balance sheets:
Prepaid benefit cost........................................ $ --     $ 30    $ --    $ --
Accrued benefit liability...................................  (46)      --     (28)     --
Accrued benefit liability including minimum liability (1)...   --      (62)     --     (39)
Intangible asset (1)........................................   --        2      --      --
Accumulated other comprehensive income......................   --       38      --      --
                                                              ----     ----    ----    ----
Net amount recognized....................................... $(46)    $  8    $(28)   $(39)
                                                              ====     ====    ====    ====

--------
(1) As a result of the adoption of SFAS 158 on December 31, 2006, these items are no longer applicable.

The incremental effects of applying SFAS 158 to individual line items in the consolidated balance sheet on December 31, 2006 were as follows:

                                                                Incremental effect
                                                       Pre SFAS    of adopting     Post SFAS
                                                         158         SFAS 158         158
                                                       -------- ------------------ ---------
                                                                  (in millions)
Other assets..........................................   1,299         (23)           1,276
   Total assets....................................... 124,635         (23)         124,612

Deferred income tax liability.........................     760           2              762
Other liabilities.....................................   1,520         (28)           1,492
   Total liabilities.................................. 119,856         (26)         119,830

Accumulated other comprehensive income................     636           3              639
   Total shareholder's equity.........................   4,779           3            4,782

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 7 - Pension Benefit Plans and Other Postretirement Benefit
Plans - (continued)

Obligations and Funded Status (continued):

Information for pension plans with accumulated benefit obligations in excess of plan assets was as follows:

                                                               As of
                                                             December 31,
                                                             ------------
                                                             2006    2005
                                                             ----    ----
                                                             (in millions)
Projected benefit obligation................................ $121    $118
Accumulated benefit obligation..............................  107     104
Fair value of plan assets...................................   75      71

Components of Net Periodic Benefit cost were as follows:

                                                   Years Ended December 31,
                                                   -----------------------
                                                                  Other
                                                    Pension     Postretirement
                                                     Benefits     Benefits
                                                   -----------  -----------
                                                   2006   2005  2006     2005
                                                   ----   ----  ----     ----
                                                      (in millions)
Service cost...................................... $ 6    $ 6   $--      $ 2
Interest cost ....................................   6      6     2        2
Expected return on plan assets ...................  (5)    (5)   --       --
Amortization of prior service cost ...............  --     --    --        1
Recognized actuarial loss (gain) .................   3      3    --       (1)
                                                   ---    ---   ---      ---
Net periodic benefit cost ........................ $10    $10   $ 2      $ 4
                                                   ===    ===   ===      ===

The amounts included in "Accumulated Other Comprehensive Income" expected to be recognized as components of net periodic cost in 2007 are as follows:

                                                                     Other
                                                        Pension  Postretirement
                                                        Benefits    Benefits
                                                        -------- --------------
                                                             (in millions)
Amortization of prior service cost.....................   $0.2        $0.1
Amortization of actuarial (gain) loss, net.............    0.3          --
                                                          ----        ----
Total..................................................   $0.5        $0.1
                                                          ====        ====

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 7 - Pension Benefit Plans and Other Postretirement Benefit Plans - (continued)

Projections for benefit payments for the next ten years are as follows:

Projected Employer Pension Benefits Payments

                                                Total      Total
     Year                                     Qualified Nonqualified Total
     ----                                     --------- ------------ -----
                                                     (in millions)
     2007                                        $ 6        $ 2       $ 8
     2008                                          5          2         7
     2009                                          6          2         8
     2010                                          6          2         8
     2011                                          7          2         9
     2012-2016                                    38         14        52

Projected Employer Postretirement Benefits Payments(includes Future Service Accruals)

                                                        Medicare
                                                Gross    Part D    Net
      Year                                     Payments Subsidy  Payments
      ----                                     -------- -------- --------
                                                     (in millions)
      2007                                      $ 1.7     $.1      $1.6
      2008                                        1.8      .2       1.6
      2009                                        1.8      .2       1.6
      2010                                        1.8      .1       1.7
      2011                                        1.9      .2       1.7
      2012-2016                                  10.0      .7       9.3

The information that follows shows supplemental information for the Company's defined benefit pension plans. Certain key summary data is shown separately for qualified plans and non-qualified plans.

Obligations and Funded Status:

                                                                         Years Ended December 31,
                                                         --------------------------------------------------------
                                                                     2006                         2005
                                                         ---------------------------  ---------------------------
                                                                               (in millions)
                                                         Qualified Nonqualified       Qualified Nonqualified
                                                           Plans      Plans     Total   Plans      Plans     Total
                                                         --------- ------------ ----- --------- ------------ -----
Benefit obligation at the end of year...................   $ 88        $ 33     $121    $ 85        $ 33     $118
Fair value of plan assets at end of year................     75          --       75      71          --       71
Funded status (assets less obligations).................    (13)        (33)     (46)    (14)        (33)     (47)
Unrecognized net actuarial loss.........................     --          --       --      42          11       53
Unrecognized prior service cost.........................     --          --       --       2          --        2
                                                           ----        ----     ----    ----        ----     ----
Prepaid (accrued) benefit cost..........................   $(13)       $(33)    $(46)   $ 30        $(22)    $  8
                                                           ====        ====     ====    ====        ====     ====
Amounts recognized in the consolidated balance sheets:
Prepaid benefit cost....................................   $ --        $ --     $ --    $ 30        $ --     $ 30
Accrued benefit liability(1)............................    (13)        (33)     (46)
Accrued benefit liability including minimum liability(1)     --          --       --     (33)        (29)     (62)
Intangible asset (1)....................................     --          --       --       2          --        2
Accumulated other comprehensive income..................     --          --       --      31           7       38
                                                           ----        ----     ----    ----        ----     ----
Net amount recognized...................................   $(13)       $(33)    $(46)   $ 30        $(22)    $  8
                                                           ====        ====     ====    ====        ====     ====
--------
(1) As a result of the adoption of SFAS 158 on December 31, 2006, these items are no longer applicable.

Components of net periodic benefit cost:
Service cost............................................   $  5        $  1     $  6    $  5        $  1     $  6
Interest cost...........................................      4           2        6       4           2        6
Expected return on plan assets..........................     (5)         --       (5)     (5)         --       (5)
Actuarial loss amortization.............................      3          --        3       2           1        3
                                                           ----        ----     ----    ----        ----     ----
Net periodic benefit cost...............................   $  7        $  3     $ 10    $  6        $  4     $ 10
                                                           ====        ====     ====    ====        ====     ====

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 7 - Pension Benefit Plans and Other Postretirement Benefit Plans - (continued)

Assumptions:

Weighted-average assumptions used to determine benefit obligation were as follows:

                                                Years Ended December 31,
                                              ------------------------------
                                                                  Other
                                                               Postretirement
                                              Pension Benefits   Benefits
                                              ------- -------- -------------
                                               2006     2005   2006    2005
                                              ------- -------- ----   -----
Discount rate................................  5.75%    5.50%  5.75%   5.50%
Rate of compensation increase................  4.00%    4.00%   N/A     N/A
Health care trend rate for following year....   N/A      N/A   9.50%  10.00%
Ultimate trend rate..........................   N/A      N/A   5.00%   5.00%
Year ultimate rate reached...................   N/A      N/A   2016    2016

Weighted-average assumptions used to determine net periodic benefit cost were as follows:

                                                 Years Ended December 31,
                                              -----------------------------
                                                                   Other
                                                               Postretirement
                                              Pension Benefits   Benefits
                                              ------- -------- ------------
                                               2006     2005    2006    2005
                                              ------- -------- -----   -----
Discount rate................................  5.50%    5.75%   5.50%   5.75%
Expected long-term return on plan assets.....  8.25%    8.25%    N/A     N/A
Rate of compensation increase................  4.00%    4.00%    N/A     N/A
Health care trend rate for following year....   N/A      N/A   10.00%  10.50%
Ultimate trend rate..........................   N/A      N/A    5.00%   5.00%
Year ultimate rate reached...................   N/A      N/A    2016    2016

The Company generally determines the assumed long-term rate of return on plan assets based on the rate expected to be earned for plan assets. The asset mix based on the long-term investment policy and range of target allocation percentages of the plans and the Capital Asset Pricing Model are used as part of that determination.

As of December 31, 2006 and 2005, the total accumulated Post-Retirement Benefit Plan obligation was $28 million and $35 million, respectively. The accumulated post-retirement benefit obligation for fully eligible active employees was $3 million as of December 31, 2006 and $4 million as of December 31, 2005. The accumulated post-retirement benefit obligation for ineligible active employees was $4 million as of December 31, 2006 and 2005. For measurement purposes as of December 31, 2006, a 9.5% annual rate of increase in the per capita cost of covered health care benefits was assumed for 2006 for both pre-65 and post-65 coverage.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 7 - Pension Benefit Plans and Other Postretirement Benefit Plans - (continued)

Assumed health care cost trend rates have a significant effect on the amounts reported for the healthcare plans. A one-percentage point change in assumed health care cost trend rates would have the following effects:

                                               1-Percentage   1-Percentage
                                              Point Increase Point Decrease
                                              -------------- --------------
                                                      (in millions)
Effect on total service and interest costs
  in 2006....................................      $0.1          $(0.1)
Effect on postretirement benefit obligations
  as of December 31, 2006....................      $  2          $  (1)

Plan Assets

The Company's weighted-average asset allocations for its U.S. Cash Balance Plan at December 31, 2006 and 2005 by asset category were as follows:

                                                               Plan Assets
                                                             at December 31,
                                                             --------------
                                                             2006    2005
                                                             ----    ----
Asset Category
--------------
Equity securities...........................................  66%     65%
Fixed maturity securities...................................  29      31
Real estate.................................................   5       4
                                                             ---     ---
Total....................................................... 100%    100%
                                                             ===     ===

The target asset allocations for the Company's pension plans are summarized below for major asset categories:

Asset Category
--------------
Equity securities........................................... 40% - 80%
Fixed maturity securities................................... 20% - 60%
Real estate.................................................  0% - 5%

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 8 - Commitments and Contingencies

Commitments

As of December 31, 2006, the Company had outstanding commitments involving five mortgage applications in the United States for a total of $38 million to be disbursed in 2007.

On December 19, 2006 the Company entered into a purchase and sale agreement to acquire $154 million of real estate to be held for investment. The purchase closed on February 6, 2007.

During 2001, the Company entered into an office ground lease agreement, which expires on September 20, 2096. The terms of the lease agreement provide for adjustments in future periods. The approximate minimum aggregate rental commitments on the ground lease together with other rental office space commitments were as follows:

                                                        Operating
                                                         Leases
                                                      -------------
                                                      (in millions)
             2007....................................     $  2
             2008....................................        2
             2009....................................        2
             2010....................................        2
             2011....................................        2
             Thereafter..............................      200
                                                          ----
             Total...................................     $210
                                                          ====

There were no other material operating leases in existence as of December 31, 2006.

Legal Proceedings. The Company is regularly involved in litigation, both as a defendant and as a plaintiff. The litigation naming it as a defendant ordinarily involves its activities as a provider of insurance protection and wealth management products, as well as an investment adviser, employer and taxpayer. In addition, state regulatory bodies, state attorneys general, the United States Securities and Exchange Commission, the National Association of Securities Dealers, Inc. and other government and regulatory bodies regularly make inquiries and, from time to time, require the production of information or conduct examinations concerning the Company's compliance with, among other things, insurance laws, securities laws, and laws governing the activities of broker-dealers. As with many other companies in the financial services industry, the Company has been requested or required by such government and regulatory authorities to provide information with respect to market timing, late trading and sales compensation and broker-dealer practices with respect to variable investment options underlying variable life and annuity products and other separate account products. It is believed that these inquiries are similar to those made to many financial service companies by various agencies into practices, policies and procedures relating to trading in mutual fund shares and sales compensation and broker-dealer practices. The Company intends to continue to cooperate fully with government and regulatory authorities in connection with their respective inquiries. The Company does not believe that the conclusion of any current legal or regulatory matters, either individually or in the aggregate, will have a material adverse effect on its consolidated financial position.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 9 - Shareholder's Equity

Capital Stock

The Company has two classes of capital stock:

Preferred stock, $1.00 par value, 50,000,000 shares authorized, 100,000 shares issued and outstanding at December 31, 2006 and 2005.

Common stock, $1.00 par value, 50,000,000 shares authorized at December 31, 2006 and 2005, 4,728,935 shares issued and outstanding at December 31, 2006 (4,728,934 issued and outstanding at December 31, 2005).

Accumulated Other Comprehensive Income

Changes in accumulated other comprehensive income for the years indicated are presented below:

                                                                                  Net
                                                                      Net     Accumulated   Foreign    Minimum    Accumulated
                                                                   Unrealized   Gain on    Currency    Pension       Other
                                                                     Gains     Cash Flow  Translation Liability  Comprehensive
                                                                    (Losses)    Hedges    Adjustment  Adjustment    Income
                                                                   ---------- ----------- ----------- ---------- -------------
                                                                                          (in millions)
Balance at January 1, 2004........................................   $ 635        $ 3        $158        $ (3)       $ 793
Gross unrealized gains (net of deferred income tax expense of $65
  million)........................................................     120                                             120
Reclassification adjustment for gains realized in net income
(net of deferred income tax expense of $75 million)...............    (140)                                           (140)
Adjustment for participating group annuity contracts (net of
  deferred income tax benefit of $10 million).....................     (18)                                            (18)
Adjustment for deferred acquisition costs and deferred sales
  inducements (net of deferred income tax expense of $7 million)        13                                              13
                                                                     -----                                           -----
Net unrealized losses.............................................     (25)                                            (25)
Foreign currency translation adjustment...........................                             55                       55
Minimum pension liability (net of deferred income tax benefit of
  $0).............................................................                                         (1)          (1)
Net gains on cash flow hedges (net of deferred income tax expense
  of $3 million)..................................................                  6                                    6
                                                                     -----        ---        ----        ----        -----
Balance at December 31, 2004......................................   $ 610        $ 9        $213        $ (4)       $ 828
                                                                     =====        ===        ====        ====        =====

                                                                                  Net
                                                                      Net     Accumulated   Foreign    Minimum    Accumulated
                                                                   Unrealized   Gain on    Currency    Pension       Other
                                                                     Gains     Cash Flow  Translation Liability  Comprehensive
                                                                    (Losses)    Hedges    Adjustment  Adjustment    Income
                                                                   ---------- ----------- ----------- ---------- -------------
                                                                                          (in millions)
Balance at January 1, 2005........................................   $ 610        $ 9        $213        $ (4)       $ 828
Gross unrealized losses (net of deferred income tax benefit of $30
  million)........................................................     (55)                                            (55)
Reclassification adjustment for gains realized in net income
(net of deferred income tax expense of $59 million)...............    (111)                                           (111)
Adjustment for participating group annuity contracts (net of
  deferred income tax benefit of $7 million)......................     (15)                                            (15)
Adjustment for deferred acquisition costs and deferred sales
  inducements (net of deferred income tax expense of $22 million)       42                                              42
                                                                     -----                                           -----
Net unrealized losses.............................................    (139)                                           (139)
Foreign currency translation adjustment...........................                             --                       --
Minimum pension liability (net of deferred income tax benefit of
  $11 million)....................................................                                        (21)         (21)
Net (losses) on cash flow hedges (net of deferred income tax
  benefit of $0)..................................................                 (1)                                  (1)
                                                                     -----        ---        ----        ----        -----
Balance at December 31, 2005......................................   $ 471        $ 8        $213        $(25)       $ 667
                                                                     =====        ===        ====        ====        =====

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

                                                                                                       Additional
                                                                      Net                             Pension and
                                                          Net     Accumulated   Foreign    Minimum   Postretirement  Accumulated
                                                       Unrealized   Gain on    Currency    Pension    Unrecognized      Other
                                                         Gains     Cash Flow  Translation Liability   Net Periodic  Comprehensive
                                                        (Losses)    Hedges    Adjustment  Adjustment      Cost         Income
                                                       ---------- ----------- ----------- ---------- -------------- -------------
                                                                                     (in millions)
Balance at January 1, 2006............................    $471        $ 8        $213        $(25)        $  0          $667
Gross unrealized losses (net of deferred income tax
  benefit of $36 million).............................     (67)                                                          (67)
Reclassification adjustment for losses realized in net
  income (net of deferred income tax benefit of $12
  million)............................................      22                                                            22
Adjustment for participating group annuity contracts
  (net of deferred income tax expense of $15
  million)............................................      28                                                            28
Adjustment for deferred acquisition costs and
  deferred sales inducements (net of deferred
  income tax benefit of $11 million)                       (21)                                                          (21)
                                                          ----                                                          ----
Net unrealized losses.................................     (38)                                                          (38)
Foreign currency translation adjustment...............                              7                                      7
Minimum pension liability (net of deferred income
  tax expense of $3 million)..........................                                          5                          5
SFAS 158 transition adjustment........................                                         20          (22)           (2)
Net accumulated (losses) on cash flow hedges (net
  of deferred income tax expense of $ 0)..............                 --                                                 --
                                                          ----        ---        ----        ----         ----          ----
Balance at December 31, 2006..........................    $433        $ 8        $220        $ --         $(22)         $639
                                                          ====        ===        ====        ====         ====          ====

Net unrealized investment gains included in the consolidated balance sheets as a component of shareholder's equity are summarized below:

                                                                        2006   2005   2004
                                                                        ----  ------ ------
                                                                           (in millions)
As of December 31:
Balance, end of year comprises:
   Unrealized investment gains (losses) on:
       Fixed maturities available for sale ............................ $590  $  795 $1,073
       Equity securities available for sale............................  412     262    226
       Other, net......................................................   (7)      8     20
                                                                        ----  ------ ------
Total .................................................................  995   1,065  1,319

Amounts of unrealized investment gains (losses) attributable to:
       Deferred acquisition costs and deferred sales inducements ......  122      90    154
       Participating group annuity contracts ..........................  208     251    228
       Deferred federal income taxes...................................  233     253    327
                                                                        ----  ------ ------
Total..................................................................  562     594    709
                                                                        ----  ------ ------
Net unrealized investment gains........................................ $433  $  471 $  610
                                                                        ====  ====== ======

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 9 - Shareholder's Equity - (continued) Statutory Results

JH USA prepares its statutory basis financial statements in accordance with accounting practices prescribed or permitted by the state of domicile.

Statutory net income and statutory capital and surplus were as follows:

                                                              2006  2005  2004
                                                             ------ ---- ------
                                                               (in millions)
Statutory net income........................................ $  184 $ 11 $  304
Statutory capital and surplus...............................  1,426  945  1,165

JH USA is subject to statutory limitations on the payment of dividends. Dividend payments in excess of prescribed limits cannot be paid without the prior approval of U.S. insurance regulatory authorities.

As a result of the demutualization of MLI there are regulatory restrictions on the amounts of participating profit that can be transferred to shareholders. These restrictions generally take the form of a fixed percentage of policyholder dividends. The transfers are governed by the terms of MLI's Plan of Demutualization.

Note 10 - Segment Information

The Company's reportable segments are strategic business units offering different products and services. The reportable segments are managed separately, as they focus on different products, markets and distribution channels.

Protection Segment. Offers a variety of individual life insurance, including participating whole life, term life, universal life and variable life insurance. Products are distributed through multiple distribution channels, including insurance agents and brokers and alternative distribution channels that include banks, financial planners, and direct marketing.

Wealth Management Segment. Offers individual and group annuity contracts and group pension contracts. This segment distributes its products through multiple distribution channels, including insurance agents and brokers affiliated with the Company, securities brokerage firms, financial planners, and banks.

Corporate Segment. Includes corporate operations primarily related to certain financing activities and income on capital not specifically allocated to the reporting segments. The Company's reinsurance operations are also reported in this segment. Reinsurance refers to the transfer of all or part of certain risks related to policies issued by the Company to a reinsurer, or to the assumption of risk from other insurers.

The accounting policies of the segments are the same as those described above in Note 1 - Summary of Significant Accounting Policies. Allocations of net investment income are based on the amount of assets allocated to each segment. Other costs and operating expenses are allocated to each segment based on a review of the nature of such costs, cost allocations utilizing time studies, and other relevant allocation methodologies.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

The following tables summarize selected financial information by segment for the periods indicated:

                                                                                           Wealth
                                                                              Protection Management Corporate Consolidated
                                                                              ---------- ---------- --------- ------------
                                                                                             (in millions)
Year ended December 31, 2006
Revenues:
   Revenue from external customers...........................................  $ 1,483    $ 1,632    $  382     $  3,497
   Net investment income.....................................................      712        225       226        1,163
   Net realized investment gains (losses)....................................       79         20       (94)           5
                                                                               -------    -------    ------     --------
   Revenues..................................................................  $ 2,274    $ 1,877    $  514     $  4,665
                                                                               =======    =======    ======     ========
Net income (loss):...........................................................  $   197    $   324    $   (9)    $    512
                                                                               =======    =======    ======     ========
Supplemental Information:
   Equity in net income of investees accounted for by the equity method......       --         --    $   (1)    $     (1)
   Carrying value of investments accounted for by the equity method..........       --         --        36           36
   Amortization of deferred acquisition costs and deferred sales inducements.  $   235    $   303        (9)         529
   Interest expense..........................................................       --         21         5           26
   Income tax expense........................................................      104        115         4          223
   Segment assets............................................................   19,051     95,752     9,809      124,612

                                                                                           Wealth
                                                                              Protection Management Corporate Consolidated
                                                                              ---------- ---------- --------- ------------
                                                                                             (in millions)
Year ended December 31, 2005
Revenues:
   Revenue from external customers...........................................  $ 1,207    $ 1,225    $  207     $  2,639
   Net investment income.....................................................      723        220       226        1,169
   Net realized investment gains.............................................       92         32        85          209
                                                                               -------    -------    ------     --------
   Revenues..................................................................  $ 2,022    $ 1,477    $  518     $  4,017
                                                                               =======    =======    ======     ========
   Net income:...............................................................  $   151    $   272    $  125     $    548
                                                                               =======    =======    ======     ========
Supplemental Information:
   Equity in net income of investees accounted for by the equity method......       --         --    $    1     $      1
   Carrying value of investments accounted for by the equity method..........       --         --        38           38
   Amortization of deferred acquisition costs and deferred sales inducements.  $    74    $   243         5          322
   Interest expense..........................................................       --         26         3           29
   Income tax expense........................................................       81         95        71          247
   Segment assets............................................................   17,675     76,219     7,766      101,660

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

                                                                                           Wealth
                                                                              Protection Management Corporate Consolidated
                                                                              ---------- ---------- --------- ------------
                                                                                             (in millions)
Year ended December 31, 2004
Revenues:
   Revenue from external customers...........................................  $ 1,095    $   931    $  291     $ 2,317
   Net investment income.....................................................      713        230       205       1,148
   Net realized investment gains.............................................      184         52        49         285
                                                                               -------    -------    ------     -------
   Revenues..................................................................  $ 1,992    $ 1,213    $  545     $ 3,750
                                                                               =======    =======    ======     =======
Net income...................................................................  $   161    $   131    $  167     $   459
                                                                               =======    =======    ======     =======
Supplemental Information:
   Equity in net income of investees accounted for by the equity method......       --         --    $    1     $     1
   Carrying value of investments accounted for by the equity method..........       --         --        42          42
   Amortization of deferred acquisition costs and deferred sales inducements.  $   150    $   194        14         358
   Interest expense..........................................................       --         20         2          22
   Income tax expense........................................................       53         21        94         168
   Segment assets............................................................   16,785     62,662     5,907      85,354

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 11 - Fair Value of Financial Instruments

The following discussion outlines the methodologies and assumptions used to determine the fair value of the Company's financial instruments. The aggregate fair value amounts presented below do not represent the underlying value of the Company and, accordingly, care should be exercised in drawing conclusions about the Company's business or financial condition based on the fair value information presented below.

For fixed maturity securities and equity securities, fair values were based on quoted market prices where available. Where no quoted market price was available, fair values were estimated using values obtained from independent pricing services or, in the case of fixed maturity private placements, by discounting expected future cash flows using a current market rate applicable to yield, credit quality, and average life of the investments.

The fair value of mortgage loans was estimated using discounted cash flows and took into account the contractual maturities and discount rates, which were based on current market rates for similar maturity ranges and adjusted for risk due to the property type.

The fair values of policy loans, short term investments, and cash and cash equivalents approximated their respective carrying values.

The fair values of fixed rate deferred and immediate annuities, which do not subject the Company to significant mortality or morbidity risks, were estimated using cash flows discounted at market rates.

Fair values of derivative financial instruments were based on current settlement values. These values were based on quoted market prices for the financial futures contracts and brokerage quotes that utilize pricing models or formulas using current assumptions for all swaps and other agreements.

The fair value of commitments approximated the amount of the outstanding commitment.

The following table presents the carrying values and fair values of the Company's financial instruments:

                                                        December 31,
                                              ---------------------------------
                                                    2006             2005
                                              ---------------- ----------------
                                              Carrying  Fair   Carrying  Fair
                                               Value    Value   Value    Value
                                              -------- ------- -------- -------
                                                        (in millions)
Assets:
   Fixed maturities.......................... $11,629  $11,629 $11,770  $11,770
   Equity securities.........................   1,034    1,034     584      584
   Mortgage loans on real estate.............   2,446    2,478   2,410    2,475
   Policy loans..............................   2,340    2,340   2,187    2,187
   Short term investments....................     645      645     549      549
   Cash and cash equivalents.................   4,112    4,112   2,591    2,591
   Derivative financial instruments..........      39       39       8        8

Liabilities:
   Fixed rate deferred and immediate
     annuities...............................   2,318    2,280   2,355    2,322
   Derivative financial instruments..........      91       91      41       41
   Commitments...............................      --      402      --       90

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 12 - Certain Separate Accounts

The Company issues variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder. All contracts contain certain guarantees, which are discussed more fully below. The Company also has an immaterial amount of variable life insurance contracts in force, which will not be discussed further.

During 2006 and 2005, there were no gains or losses on transfers of assets from the general account to the separate account. The assets supporting the variable portion of both traditional variable annuities and variable contracts with guarantees are carried at fair value and reported as summary total separate account assets with an equivalent summary total reported for liabilities. Amounts assessed against the contract holders for mortality, administrative, and other services are included in revenue and changes in liabilities for minimum guarantees are included in policyholder benefits in the consolidated statements of income. Separate account net investment income, net investment gains and losses, and the related liability changes are offset within the same line item in the consolidated statements of income.

The variable annuity contracts are issued through separate accounts and the Company contractually guarantees the contract holder either (a) a return of no less than total deposits made to the contract less any partial withdrawals,
(b) total deposits made to the contract less any partial withdrawals plus a minimum return, or (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary. Contracts issued after December 31, 2002 have a proportional partial withdrawal benefit instead of a dollar-for-dollar relationship. As of December 31, 2006, 28% of the inforce contract values have reduction of benefit on a dollar-for-dollar basis, and 72% on a proportional basis.

In May 1998, the Company introduced a Guaranteed Income Benefit Rider (GRIP), which provided a guaranteed minimum annuity payout if the policyholder elected to annuitize after holding the policy for at least 7 years. In 2001, the GRIP rider was replaced by a newer version, GRIP II, which required a 10 year waiting period and charged a higher ride fee. GRIP III, which replaced GRIP II after May, 2003, provided a less generous benefit base with a higher rider charge. The Company discontinued sales of GRIP III riders in 2005.

In 2004, the Company introduced a Guaranteed Minimum Withdrawal Benefit Rider
(GMWB) named Principal Plus (PP). This rider provides a guaranteed withdrawal amount referred to as the Guaranteed Withdrawal Balance (GWB) as long as withdrawals do not exceed 5% of the GWB per annum. In 2005, a newer version of GMWB rider, Principal Plus for Life (PPFL) was introduced. This new rider retains all the features of the PP rider and adds an alternative guarantee of a Lifetime Income Amount available for the life of the covered person. In February 2006, the PPFL rider was upgraded to a new "Enhanced" version featuring key change to the Step-Up option. Previously, Step-Ups occurred automatically every third contract year until the thirtieth year. After the upgrade, Step-Ups will begin to occur annually after the ninth year.

In October 2006, the Company added two new versions of the "Enhanced PPFL" rider to the PPFL family:

    . Principal Plus For Life PLUS Automatic Annual Step-Up, provides clients with the additional advantage that the Step-Up feature will occur annually beginning with the very first contract anniversary.

    . Principal Plus For Life PLUS Spousal Protection, provides clients with the additional advantage the rider will continue to provide the spouse with a guaranteed lifetime income even after the owner's death.

Reinsurance has been utilized to mitigate risk related to Guaranteed Minimum Death Benefits ("GMDB") and Guaranteed Minimum Income Benefits ("GMIB").

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

As of December 31, 2006 and 2005, the Company had the following variable contracts with guarantees:

                                                   December 31,   December 31,
                                                       2006           2005
                                                   ------------   ------------
                                                   (in millions, except percent)
Guaranteed minimum death benefit:
Return of net deposits in the event of death:
   Account value..................................   $11,869        $ 6,976
   Net amount at risk - gross.....................         4              7
   Net amount at risk - net.......................         1              1

Return of net deposits plus a minimum return in
  the event of death:
   Account value..................................   $   786        $   842
   Net amount at risk - gross.....................       150            176
   Net amount at risk - net.......................        --             --
   Guaranteed minimum return rate.................         5%             5%

Highest specified anniversary account value minus
  withdrawals post anniversary in the event of
  death:
   Account value..................................   $30,956        $26,828
   Net amount at risk - gross.....................     1,309          1,865
   Net amount at risk - net.......................        53             81

Guaranteed Minimum Income Benefit:
   Account value..................................   $11,277        $11,477
   Net amount at risk - gross.....................     1,137          1,332
   Net amount at risk - net.......................        27             25

Guaranteed Minimum Withdrawal Benefit:
   Account value..................................   $19,275        $10,179
   Net amount at risk - gross.....................         1              3
   Net amount at risk - net.......................         1              3

The Company's variable annuity contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive. For guarantees of amounts in the event of death, the net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance at the consolidated balance sheet date. For guarantees of amounts at annuitization, the net amount at risk is defined as the excess of the current annuitization income base over the current account value. For guarantees of partial withdrawal amounts, the net amount at risk is defined as the current guaranteed withdrawal amount minus the current account value. For all the guarantees, the net amount at risk is floored at zero at the single contract level. The table above shows the net amount at risk both gross and net of reinsurance.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Account balances of variable contracts with guarantees invest in variable separate accounts in various mutual funds with the following characteristics:

                                                                 December 31,  December 31,
Type of Fund                            Index                        2006          2005
------------         ------------------------------------------- ------------- ------------
                                                                 (in billions)
Large Cap Equity.... S&P 500                                         $10.8        $ 9.9
High Quality Bond... Ibbottson US Intermediate term Gov't Bond         4.6          4.3
High Yield Bond..... Ibbottson Domestic High Yield Bond                0.5          0.6
Balanced............ 60% Large Cap Equity, 40% High Quality Bond      22.6         14.4
Small Cap Equity.... Ibbottson US Small Cap Stock                      3.0          3.4
International Equity MSCI EAFE                                         1.4          1.3
Global Equity....... MSCI World                                        0.6          0.6
Real Estate......... NAREIT                                            0.4          0.3
                                                                     -----        -----
   Total............                                                 $43.9        $34.8
                                                                     =====        =====

The reserve roll forwards for the separate accounts as of December 31, 2006 and 2005 were as follows:

                                                                       Guaranteed
                                                                        Minimum
                                           Guaranteed     Guaranteed   Withdrawal
                                         Minimum Death  Minimum Income  Benefit
                                         Benefit (GMDB) Benefit (GMIB)   (GMWB)   Totals
                                         -------------- -------------- ---------- ------
                                                          (in millions)
Balance at January 1, 2006..............      $ 39          $(187)        $(14)   $(162)
Incurred guarantee benefits.............       (51)           (33)          --      (84)
Other reserve changes...................        92            428          109      629
                                              ----          -----         ----    -----
Balance at December 31, 2006............        80            208           95      383
Reinsurance recoverable.................       (35)          (518)          --     (553)
                                              ----          -----         ----    -----
Net balance at December 31, 2006........      $ 45          $(310)        $ 95    $(170)
                                              ====          =====         ====    =====
Balance at January 1, 2005..............      $ 65          $ 121         $(24)   $ 162
Incurred guarantee benefits.............       (81)            --           --      (81)
Other reserve changes...................        91             48           10      149
                                              ----          -----         ----    -----
Balance at December 31, 2005............        75            169          (14)     230
Reinsurance recoverable.................        36            356           --      392
                                              ----          -----         ----    -----
Net balance at December 31, 2005........      $ 39          $(187)        $(14)   $(162)
                                              ====          =====         ====    =====

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

The gross reserves and ceded assets for GMDB and the gross reserves for GMIB were determined using SOP 03-1, whereas the ceded asset for GMIB and gross reserve for GMWB were determined in accordance with SFAS 133. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The following assumptions and methodology were used to determine the above amounts as of December 31, 2006 and 2005:

    . Data used included 1,000 stochastically generated investment performance scenarios. For SFAS 133 calculations, risk neutral scenarios have been used.

    . Mean return and volatility assumptions have been determined for each of the asset classes noted above.

    . For 2006, annuity mortality was based on 1994 MGDB table multiplied by factors varied by rider types (living benefit/GMDB only) and qualified/non-qualified business (2005 - Annuity mortality was assumed to be 90% of the Annuity 2000 table).

    . Annuity base lapse rates vary by contract type and duration and range from 1% to 42 % (2005 - 1% to 45%).

    .  Partial withdrawal rates are approximately 4% per year.

    . The discount rate is 7.0% (inforce issued before 2004) or 6.4% (inforce issued after 2003) in the SOP 03-1 calculations and 5.24% (2005 - 5.00%) for SFAS 133 calculations.

Note 13 - Deferred Acquisition Costs and Deferred Sales Inducements

The components of the change in Deferred Acquisition Costs were as follows:

                                                              2006    2005
For the year ended December 31,                              ------  ------
                                                              (in millions)
Balance, January 1.......................................... $4,112  $3,448
Capitalization..............................................  1,115     940
Amortization................................................   (494)   (293)
Transfer of Taiwan operations - Note 15.....................     --     (47)
Effect of net unrealized gains on available-for-sale
  securities................................................    (32)     64
                                                             ------  ------
Balance, December 31........................................ $4,701  $4,112
                                                             ======  ======

The components of the change in Deferred Sales Inducements were as follows:

                                                             2006   2005
For the year ended December 31,                              ----   ----
                                                             (in millions)
Balance, January 1.......................................... $231   $228
Capitalization..............................................   39     36
Amortization................................................  (35)   (29)
Transfer of Taiwan operations - Note 15.....................   --     (4)
                                                             ----   ----
Balance, December 31........................................ $235   $231
                                                             ====   ====

Note 14 - Share Based Payments

The Company participates in the stock compensation plans of MFC. The Company adopted the fair-value-based method of accounting for share-based payments effective January 1, 2002 using the prospective method described in SFAS
No. 148, Accounting for Stock-Based Compensation-Transition and Disclosure. The Company uses the Black-Scholes option pricing model to estimate the value of stock options granted to employees and continues to use this model after adopting SFAS 123R on January 1, 2006. Had the Company adopted SFAS 123R in prior periods, the impact of that guidance would have approximated the impact of SFAS 123. The stock-based compensation is a legal obligation of MFC, but in accordance with U.S. generally accepted accounting principles, is recorded in the accounts of the Company in other operating costs and expenses.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Stock Options (ESOP)

Certain employees of the Company are provided compensation in the form of stock options, deferred share units ("DSUs"), and restricted share units ("RSUs") in MFC. The fair value of the stock options granted by MFC to the Company's employees is recorded by the Company over the vesting periods. The fair value of the deferred share units granted by MFC to the Company's employees is recognized in the accounts of the Company over the vesting periods of the units. The intrinsic fair value of the restricted share units granted by MFC to the Company's employees is recognized in the accounts of the Company over the vesting periods of the units.

Under MFC's Executive Stock Option Plan ("ESOP"), stock options are granted to selected individuals. Options provide the holder with the right to purchase common shares at an exercise price equal to the closing market price of MFC's common shares on the Toronto Stock Exchange on the business day immediately preceding the date the options were granted. The options vest over a period not exceeding four years and expire not more than 10 years from the grant date. A total of 73.6 million common shares have been reserved for issuance under the ESOP.

MFC grants DSUs under the ESOP and the Stock Plan for Non-Employee Directors. Under the ESOP, the holder is entitled to receive cash payment equal to the value of the same number of common shares plus credited dividends on retirement or termination of employment. These DSUs vested over a three-year period and each DSU entitles the holder to receive one common share on retirement or termination of employment. When dividends are paid on MFC's common shares, holders of DSUs are deemed to receive dividends at the same rate, payable in the form of additional DSUs. Under the Stock Plan for Non-Employee Directors, each eligible director may elect to receive his or her annual director's retainer and fees in DSUs or common shares in lieu of cash. Upon termination of board service, an eligible director who has elected to receive DSUs will be entitled to receive cash equal to the value of the DSUs accumulated in his or her account or, at his or her direction, an equivalent number of common shares. A total of one million common shares of MFC have been reserved for issuance under the Stock Plan for Non-Employee Directors. In 2006, MFC issued a total of 181,000 DSUs (2005 - 182,000) to certain employees who elected to defer receipt of all or part of their annual bonus. Also in 2006, MFC issued a total of 720,000 DSUs (2005 - 0) to certain employees who elected to defer payment of all or part of their 2004 restricted share units. Restricted share units are discussed below. The DSUs issued in 2006 and 2005 vested immediately upon issue.

Global Share Ownership Plan (GSOP)

Effective January 1, 2001, MFC established the Global Share Ownership Plan ("GSOP") for its eligible employees and the Stock Plan for Non-Employee Directors. Under the GSOP, qualifying employees can choose to have up to 5% of their annual base earnings applied toward the purchase of common shares of MFC. Subject to certain conditions, MFC will match a percentage of the employee's eligible contributions to certain maximums. MFC's contributions vest immediately. All contributions are used by the GSOP's trustee to purchase common shares in the open market. The Company's compensation expense related to the GSOP was $0.9 million for the year ended December 31, 2006 (2005 - $0.3 million; 2004 - $0.6 million).

Director Equity Incentive Plan (DEIP)

MFC had previously granted stock options to directors under the Director Equity Incentive Plan ("DEIP"). There were no stock options granted under the DEIP in 2006 or 2005, as a result of a decision made by the MFC Board of Directors in 2004 to permanently discontinue stock option grants to directors. A total of 500,000 common shares of MFC had been reserved for issuance under the DEIP.

Restricted Share Unit Plan (RSU)

In 2003, MFC established the Restricted Share Unit ("RSU") Plan. For the year ended December 31, 2006, MFC granted a total of 1.6 million (2005 - 1.8 million) RSUs to certain eligible employees under this plan. RSUs represent phantom common shares of MFC that entitle a participant to receive payment equal to the market value of the same number of common shares, plus credited dividends, at the time the RSUs vest. RSUs vest three years from the grant date, subject to performance conditions, and the related compensation expense is recognized over this period, except where the employee is eligible to retire prior to the vesting date, in which case the cost is recognized over the period between the grant date and the date on which the employee is eligible to retire. The Company's compensation expense related to RSUs was $13.8 million for the year ended December 31, 2006 (2005 - $27.4 million; 2004 - $0).

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

The Company's portion of MFC DSU unit awards outstanding during 2006 was as follows:

                                                                DSUs
                                                             Outstanding
                                                             -----------
Outstanding, January 1, 2006................................   306,888
Granted.....................................................    11,846
Redeemed....................................................   (50,548)
Forfeited...................................................       (--)
Dividends Reinvested........................................     5,466
                                                               -------
Outstanding, December 31, 2006..............................   273,652
                                                               =======

The Company's portion of MFC RSU grants outstanding during 2006 was as follows:

                                                                RSUs
                                                             Outstanding
                                                             -----------
Outstanding, January 1, 2006................................   901,417
Granted.....................................................   353,340
Redeemed....................................................  (537,665)
Forfeited...................................................   (19,976)
Dividends Reinvested........................................    24,381
                                                              --------
Outstanding, December 31, 2006..............................   721,497
                                                              ========

The following table summarizes the Company's stock option awards outstanding and the weighted average exercise price during the year ended December 31, 2006:

                                                        December 31, 2006
                                                   ---------------------------
                                                              Weighted Average
                                                    Options    Exercise Price
                                                   ---------  ----------------
Outstanding, January 1, 2006...................... 5,384,262       $19.28
Granted...........................................   754,616       $32.56
Exercised.........................................  (611,554)      $18.02
Forfeited.........................................   (41,244)      $26.41
                                                   ---------
Outstanding, December 31, 2006.................... 5,486,080       $21.19
                                                   =========
Exercisable, December 31, 2006.................... 3,655,146       $18.39
                                                   =========

The market value of MFC common shares at December 31, 2006 was $33.62.

The weighted average fair value of each option granted in 2006 has been estimated at $32.56 using the Black-Scholes option-pricing model. The weighted average assumptions used in the determination of the fair value of each option are as follows:

                                          For the Years Ended December 31,
                                         ----------------------------------
                                            2006        2005        2004
                                         ----------  ----------  ----------
Dividend Yield..........................       1.94%       1.90%       1.80%
Expected Volatility.....................      20.00%      20.00%      22.50%
Risk - Free Interest Rate...............       4.11%       3.70%       3.70%
Expected Life of Stock Option........... 6.50 years  6.00 years  6.00 years

The Company recorded compensation expense for stock options granted of $4.5 million during the year ended December 31, 2006 (2005 - $4.5 million; 2004 - $0).

In aggregate, the Company recorded share based compensation expense of $19.2 million for the year ended December 31, 2006 (2005 - $32.2 million; 2004 - $0.6 million).

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 15 - Taiwan Branch Transfer and Subsequent Reinsurance of Taiwan Business back to the Company

Effective January 1, 2005, the Company transferred its Taiwan branch operations to an affiliate, Manulife (International) Limited (MIL). Assets of $295 million and liabilities of $176 million were transferred. The loss on the intercompany transfer of $77 million, net of tax benefit of $42 million, was accounted for as a transaction between entities under common control and recorded as a reduction to additional paid in capital.

During the fourth quarter of 2005, a block of business of the Taiwan branch was transferred back to the Company through reinsurance, in two steps. First MIL entered into a modified coinsurance agreement with an affiliate, Manufacturers Life Reinsurance Limited (MLRL), transferring the business to MLRL. Then MLRL entered into a modified coinsurance agreement with the Company, transferring the business to the Company. The Company recorded reinsurance recoverable of $152 million, assumed policyholder liabilities of $123 million, and received a ceding commission of $102 million. These transactions were also accounted for as transactions between entities under common control, and the gain of $85 million, net of tax expense of $46 million, was recorded as an increase to additional paid in capital.

The net effect on the Company's additional paid in capital for the transfer and reinsurance of the Taiwan branch business was an increase of $8 million in 2005.

Subsequent to the transfer it was determined that reserves on the Taiwan business needed to be strengthened by $10 million net of tax benefit of $5 million. This activity was reported in the Company's 2005 consolidated statement of income.

Note 16 - Subsequent Events

Pursuant to a senior promissory note dated March 1, 2007, the Company borrowed $477 million from an affiliate, Manulife Holdings (Delaware) LLC. Interest is calculated at a fluctuating rate equal to 3 month LIBOR plus 33.5 basis points and is payable quarterly. The interest rate was 5.68% as of March 15, 2007. The note matures on December 15, 2016.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N

Audited Financial Statements

Year ended December 31, 2006 with Report of Independent Registered Public Accounting Firm

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

                         Audited Financial Statements

                         Year Ended December 31, 2006

                                   Contents


Report of Independent Registered Public Accounting Firm....................   3

Statements of Assets and Owners' Equity....................................   6

Statements of Operations and Changes in Contract Owners' Equity............  10

Notes to Financial Statements..............................................  69

   Organization............................................................  69

   Significant Accounting Policies.........................................  70

   Mortality and Expense Risks Charge......................................  71

   Contract Charges........................................................  71

   Purchases and Sales of Investments......................................  72

   Transactions with Affiliates............................................  75

   Diversification Requirements............................................  75

   Financial Highlights....................................................  76

   Details of Dividend Income.............................................. 148

            Report of Independent Registered Public Accounting Firm

To the Contract Owners of
John Hancock Life Insurance Company (U.S.A.) Separate Account N

We have audited the accompanying statements of assets and contract owners' equity of John Hancock Life Insurance Company (U.S.A.) Separate Account N (the "Account"), comprised of the following sub-accounts;

500 Index Trust B Series 0                    Equity-Income Trust Series 0
500 Index Trust Series 1                      Equity-Income Trust Series 1
Active Bond Trust Series 0                    Financial Services Trust Series 0
Active Bond Trust Series 1                    Financial Services Trust Series 1
All Asset Portfolio Series 1                  Fundamental Value Trust Series 0
All Cap Core Trust Series 0                   Fundamental Value Trust Series 1
All Cap Core Trust Series 1                   Global Allocation Trust Series 0
All Cap Growth Trust Series 0                 Global Allocation Trust Series 1
All Cap Growth Trust Series 1                 Global Bond Trust Series 0
All Cap Value Trust Series 0                  Global Bond Trust Series 1
All Cap Value Trust Series 1                  Global Trust Series 0
American Blue Chip Income and Growth          Global Trust Series 1
  Trust Series 1                              Growth & Income Trust Series 0
American Bond Trust Series 1                  Health Sciences Trust Series 0
American Growth Trust Series 1                Health Sciences Trust Series 1
American Growth-Income Trust Series 1         High Yield Trust Series 0
American International Trust Series 1         High Yield Trust Series 1
Blue Chip Growth Trust Series 0               Income & Value Trust Series 0
Blue Chip Growth Trust Series 1               Income & Value Trust Series 1
Bond Index Trust B Series 0                   International Core Trust Series 0
Capital Appreciation Trust Series 0           International Core Trust Series 1
Capital Appreciation Trust Series 1           International Equity Index Trust A Series 1
Classic Value Trust Series 0                  International Equity Index Trust B Series 0
Classic Value Trust Series 1                  International Opportunities Trust Series 0
Core Bond Trust Series 1                      International Opportunities Trust Series 1
Core Equity Trust Series 0                    International Small Cap Trust Series 0
Core Equity Trust Series 1                    International Small Cap Trust Series 1
Dynamic Growth Trust Series 0                 International Value Trust Series 0
Dynamic Growth Trust Series 1                 International Value Trust Series 1
Emerging Growth Trust Series 0                Investment Quality Bond Trust Series 1
Emerging Growth Trust Series 1                Large Cap Growth Trust Series 1
Emerging Small Company Trust Series 0         Large Cap Trust Series 0
Emerging Small Company Trust Series 1         Large Cap Trust Series 1

            Report of Independent Registered Public Accounting Firm

Large Cap Value Trust Series 0           Real Return Bond Trust Series 1
Large Cap Value Trust Series 1           Science & Technology Trust Series 0
Lifestyle Aggressive Trust Series 0      Science & Technology Trust Series 1
Lifestyle Aggressive Trust Series 1      Short-Term Bond Trust Series 0
Lifestyle Balanced Trust Series 0        Small Cap Growth Trust Series 0
Lifestyle Balanced Trust Series 1        Small Cap Index Trust Series 0
Lifestyle Conservative Trust Series 0    Small Cap Index Trust Series 1
Lifestyle Conservative Trust Series 1    Small Cap Opportunities Trust Series 1
Lifestyle Growth Trust Series 0          Small Cap Trust Series 0
Lifestyle Growth Trust Series 1          Small Cap Trust Series 1
Lifestyle Moderate Trust Series 0        Small Cap Value Trust Series 0
Lifestyle Moderate Trust Series 1        Small Company Trust Series 1
Managed Trust Series 0                   Small Company Value Trust Series 0
Mid Cap Core Trust Series 0              Small Company Value Trust Series 1
Mid Cap Core Trust Series 1              Special Value Trust Series 1
Mid Cap Index Trust Series 0             Strategic Bond Trust Series 0
Mid Cap Index Trust Series 1             Strategic Bond Trust Series 1
Mid Cap Stock Trust Series 0             Strategic Income Trust Series 1
Mid Cap Stock Trust Series 1             Strategic Opportunities Trust Series 0
Mid Cap Value Trust Series 0             Strategic Opportunities Trust Series 1
Mid Cap Value Trust Series 1             Strategic Value Trust Series 0
Mid Value Trust Series 0                 Strategic Value Trust Series 1
Money Market Trust B Series 0            Total Return Trust Series 0
Money Market Trust Series 1              Total Return Trust Series 1
Natural Resources Trust Series 0         Total Stock Market Index Trust Series 0
Natural Resources Trust Series 1         Total Stock Market Index Trust Series 1
Overseas Equity Trust Series 0           U.S. Core Trust Series 1
Pacific Rim Trust Series 0               U.S. Global Leaders Growth Trust Series 1
Pacific Rim Trust Series 1               U.S. Government Securities Trust Series 0
Quantitative All Cap Trust Series 0      U.S. Government Securities Trust Series 1
Quantitative All Cap Trust Series 1      U.S. High Yield Bond Trust Series 0
Quantitative Mid Cap Trust Series 0      U.S. High Yield Bond Trust Series 1
Quantitative Mid Cap Trust Series 1      U.S. Large Cap Trust Series 0
Quantitative Value Trust Series 0        U.S. Large Cap Trust Series 1
Quantitative Value Trust Series 1        Utilities Trust Series 0
Real Estate Securities Trust Series 0    Utilities Trust Series 1
Real Estate Securities Trust Series 1    Value Trust Series 1
Real Return Bond Trust Series 0

of John Hancock Life Insurance Company (U.S.A.) as of December 31, 2006, the related statements of operations and changes in contract owners' equity for each of the two years in

            Report of Independent Registered Public Accounting Firm

the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purposes of expressing an opinion of the effectiveness of the Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the sub-accounts of John Hancock Life Insurance Company (U.S.A.) Separate Account N at December 31, 2006, and the results of their operations and the changes in their contract owners' equity for each of the two years in the period then ended and the financial highlights for each of the five years then ended, in conformity with U.S. generally accepted accounting principles.

                                          /s/ Ernst & Young LLP

Toronto, Canada
April 5, 2007

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

               Statements of Assets and Contract Owners' Equity

                               December 31, 2006

Assets
Investments at fair value:
   Sub-accounts invested in John Hancock Trust portfolios:
       500 Index Trust B Series 0 - 979,856 shares (cost $15,466,006)                             $17,764,778
       500 Index Trust Series 1 - 927,362 shares (cost $10,179,047)                                11,434,368
       Active Bond Trust Series 0 - 10,926 shares (cost $108,280)                                     108,061
       Active Bond Trust Series 1 - 451,883 shares (cost $4,354,493)                                4,464,604
       All Cap Core Trust Series 0 - 15 shares (cost $275)                                                295
       All Cap Core Trust Series 1 - 232,958 shares (cost $3,752,733)                               4,565,986
       All Cap Growth Trust Series 0 - 47 shares (cost $789)                                              847
       All Cap Growth Trust Series 1 - 234,192 shares (cost $3,569,226)                             4,175,639
       All Cap Value Trust Series 0 - 22 shares (cost $274)                                               288
       All Cap Value Trust Series 1 - 153,391 shares (cost $2,009,852)                              1,998,682
       American Blue Chip Income and Growth Trust Series 1 -282,148 shares (cost $4,799,744)        5,160,481
       American Bond Trust Series 1 - 30,543 shares (cost $402,687)                                   406,830
       American Growth Trust Series 1 - 1,683,864 shares (cost $31,978,230)                        36,590,362
       American Growth-Income Trust Series 1 - 149,059 shares (cost $2,569,456)                     3,009,500
       American International Trust Series 1 - 1,228,656 shares (cost $26,385,722)                 30,618,091
       Blue Chip Growth Trust Series 0 - 36,579 shares (cost $643,468)                                708,170
       Blue Chip Growth Trust Series 1 - 1,239,100 shares (cost $20,951,412)                       24,026,155
       Bond Index Trust B Series 0 - 161,041 shares (cost $1,586,843)                               1,637,785
       Capital Appreciation Trust Series 0 - 11,135 shares (cost $100,885)                            101,106
       Capital Appreciation Trust Series 1 - 876,488 shares (cost $7,812,317)                       7,949,747
       Classic Value Trust Series 0 -42 shares (cost $641)                                                683
       Classic Value Trust Series 1 - 67,790 shares (cost $1,047,423)                               1,098,196
       Core Bond Trust Series 1 - 28 shares (cost $347)                                                   355
       Core Equity Trust Series 0 - 426 shares (cost $5,755)                                            6,466
       Core Equity Trust Series 1 - 45,119 shares (cost $644,235)                                     683,107
       Dynamic Growth Trust Series 0 - 4,428 shares (cost $25,262)                                     26,745
       Dynamic Growth Trust Series 1 - 596,891 shares (cost $3,387,424)                             3,605,224
       Emerging Growth Trust Series 0 - 50 shares (cost $591)                                             635
       Emerging Growth Trust Series 1 - 37,041 shares (cost $558,785)                                 470,425
       Emerging Small Company Trust Series 0 - 4,290 shares (cost $123,563)                           126,387
       Emerging Small Company Trust Series 1 - 1,383,291 shares (cost $41,477,932)                 40,696,420
       Equity-Income Trust Series 0 - 378,370 shares (cost $6,573,982)                              6,996,068
       Equity-Income Trust Series 1 - 2,035,277 shares (cost $33,836,308)                          37,693,322
       Financial Services Trust Series 0 - 55 shares (cost $901)                                        1,024
       Financial Services Trust Series 1 - 133,765 shares (cost $2,303,922)                         2,512,100
       Fundamental Value Trust Series 0 - 6,028 shares (cost $97,222)                                 101,153
       Fundamental Value Trust Series 1 - 265,228 shares (cost $3,963,786)                          4,461,137
       Global Allocation Trust Series 0 - 30 shares (cost $364)                                           388
       Global Allocation Trust Series 1 - 142,948 shares (cost $1,675,220)                          1,826,871
       Global Bond Trust Series 0 - 213,886 shares (cost $3,091,841)                                3,189,038
       Global Bond Trust Series 1 - 340,822 shares (cost $4,979,020)                                5,088,466

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

               Statements of Assets and Contract Owners' Equity

                               December 31, 2006

Assets (continued)
Investments at fair value:
   Sub-accounts invested in John Hancock Trust portfolios:
       Global Trust Series 0 - 5,303 shares (cost $96,221)                                 $   101,826
       Global Trust Series 1 - 298,216 shares (cost $4,794,109)                              5,725,741
       Growth & Income Trust Series 0 - 98,300 shares (cost $1,206,085)                      1,339,825
       Health Sciences Trust Series 0 - 131 shares (cost $1,929)                                 2,065
       Health Sciences Trust Series 1 - 346,662 shares (cost $5,185,138)                     5,446,065
       High Yield Trust Series 0 - 12,445 shares (cost $127,743)                               132,294
       High Yield Trust Series 1 - 1,045,949 shares (cost $10,661,697)                      11,149,819
       Income & Value Trust Series 0 - 2,779 shares (cost $32,800)                              33,687
       Income & Value Trust Series 1 - 1,774,580 shares (cost $18,654,036)                  21,490,159
       International Core Trust Series 0 - 444 shares (cost $6,242)                              6,728
       International Core Trust Series 1 - 634,109 shares (cost $7,545,422)                  9,619,429
       International Equity Index Trust A Series 1 - 443,559 shares (cost $7,415,861)        9,394,587
       International Equity Index Trust B Series 0 - 9,508 shares (cost $181,663)              202,332
       International Opportunities Trust Series 0 - 10,587 shares (cost $174,679)              192,374
       International Opportunities Trust Series 1 - 118,705 shares (cost $1,968,864)         2,154,500
       International Small Cap Trust Series 0 - 656 shares (cost $13,827)                       15,913
       International Small Cap Trust Series 1 - 281,925 shares (cost $5,302,831)             6,853,600
       International Value Trust Series 0 - 117 shares (cost $2,205)                             2,266
       International Value Trust Series 1 - 1,449,009 shares (cost $23,534,672)             28,081,796
       Investment Quality Bond Trust Series 1 - 748,398 shares (cost $8,870,556)             8,726,321
       Large Cap Growth Trust Series 1                                                              --
       Large Cap Trust Series 0 - 52 shares (cost $752)                                            818
       Large Cap Trust Series 1 - 2,311 shares (cost $33,369)                                   36,373
       Large Cap Value Trust Series 0 - 146 shares (cost $3,337)                                 3,364
       Large Cap Value Trust Series 1 - 241,227 shares (cost $5,344,864)                     5,565,112
       Lifestyle Aggressive Trust Series 0 - 632 shares (cost $6,612)                            7,133
       Lifestyle Aggressive Trust Series 1 - 649,427 shares (cost $7,319,126)                7,319,039
       Lifestyle Balanced Trust Series 0 - 96,263 shares (cost $1,290,048)                   1,334,204
       Lifestyle Balanced Trust Series 1 - 1,177,999 shares (cost $15,544,295)              16,303,510
       Lifestyle Conservative Trust Series 0 - 96 shares (cost $1,285)                           1,287
       Lifestyle Conservative Trust Series 1 - 92,261 shares (cost $1,188,429)               1,239,063
       Lifestyle Growth Trust Series 0 - 104,432 shares (cost $1,346,297)                    1,457,877
       Lifestyle Growth Trust Series 1 - 819,568 shares (cost $10,474,205)                  11,424,780
       Lifestyle Moderate Trust Series 0 - 903 shares (cost $11,861)                            12,083
       Lifestyle Moderate Trust Series 1 - 236,251 shares (cost $3,022,585)                  3,158,679
       Managed Trust Series 0 - 4,488 shares (cost $59,534)                                     60,233
       Mid Cap Core Trust Series 0                                                                  --
       Mid Cap Core Trust Series 1                                                                  --
       Mid Cap Index Trust Series 0 - 18,551 shares (cost $319,339)                            349,681
       Mid Cap Index Trust Series 1 - 345,938 shares (cost $6,197,954)                       6,517,466
       Mid Cap Stock Trust Series 0 - 8,196 shares (cost $131,660)                             139,406

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

               Statements of Assets and Contract Owners' Equity

                               December 31, 2006

Assets (continued)
Investments at fair value:
   Sub-accounts invested in John Hancock Trust portfolios:
       Mid Cap Stock Trust Series 1 - 782,682 shares (cost $11,753,633)                 $13,282,114
       Mid Cap Value Trust Series 0 - 5,720 shares (cost $94,090)                           100,380
       Mid Cap Value Trust Series 1 - 1,797,159 shares (cost $30,906,022)                31,558,117
       Mid Value Trust Series 0 - 69,580 shares (cost $820,742)                             949,770
       Money Market Trust B Series 0 - 6,933,060 shares (cost $6,933,060)                 6,933,060
       Money Market Trust Series 1 - 8,669,631 shares (cost $86,696,310)                 86,696,310
       Natural Resources Trust Series 0 - 122 shares (cost $3,696)                            3,857
       Natural Resources Trust Series 1 - 219,025 shares (cost $6,677,858)                6,971,550
       Overseas Equity Trust Series 0 - 86,838 shares (cost $1,094,109)                   1,246,990
       Pacific Rim Trust Series 0 - 151 shares (cost $1,841)                                  1,981
       Pacific Rim Trust Series 1 - 707,926 shares (cost $7,796,494)                      9,231,358
       Quantitative All Cap Trust Series 0 - 117 shares (cost $1,934)                         2,045
       Quantitative All Cap Trust Series 1 - 63 shares (cost $1,040)                          1,093
       Quantitative Mid Cap Trust Series 0 - 80 shares (cost $818)                              860
       Quantitative Mid Cap Trust Series 1 - 43,973 shares (cost $489,657)                  474,909
       Quantitative Value Trust Series 0 - 111 shares (cost $1,537)                           1,687
       Quantitative Value Trust Series 1 - 1,299 shares (cost $19,668)                       19,810
       Real Estate Securities Trust Series 0 - 211,576 shares (cost $5,526,155)           5,835,277
       Real Estate Securities Trust Series 1 - 1,516,067 shares (cost $32,143,013)       41,904,090
       Real Return Bond Trust Series 0 - 7,377 shares (cost $96,130)                         95,237
       Real Return Bond Trust Series 1 - 193,274 shares (cost $2,583,314)                 2,514,498
       Science & Technology Trust Series 0 - 79 shares (cost $868)                              986
       Science & Technology Trust Series 1 - 1,338,491 shares (cost $15,278,600)         16,624,064
       Short-Term Bond Trust Series 0 - 2,446 shares (cost $24,634)                          24,683
       Small Cap Growth Trust Series 0 - 159,519 shares (cost $1,645,405)                 1,840,852
       Small Cap Index Trust Series 0 - 10,508 shares (cost $171,086)                       178,426
       Small Cap Index Trust Series 1 - 743,876 shares (cost $10,819,571)                12,623,575
       Small Cap Opportunities Trust Series 1 - 298,437 shares (cost $6,814,438)          7,281,857
       Small Cap Trust Series 0                                                                  --
       Small Cap Trust Series 1 - 3,227 shares (cost $45,029)                                45,604
       Small Cap Value Trust Series 0 - 214,213 shares (cost $4,592,958)                  4,406,358
       Small Company Trust Series 1 - 90,805 shares (cost $1,299,526)                     1,317,577
       Small Company Value Trust Series 0 - 3,414 shares (cost $70,857)                      74,625
       Small Company Value Trust Series 1 - 1,082,131 shares (cost $22,854,510)          23,687,841
       Special Value Trust Series 1 - 18,841 shares (cost $333,382)                         370,598
       Strategic Bond Trust Series 0                                                             --
       Strategic Bond Trust Series 1 - 454,203 shares (cost $5,324,719)                   5,459,524
       Strategic Income Trust Series 1 - 38,693 shares (cost $515,922)                      512,297
       Strategic Opportunities Trust Series 0 - 8 shares (cost $98)                             106
       Strategic Opportunities Trust Series 1 - 368,847 shares (cost $3,956,130)          4,938,858
       Strategic Value Trust Series 0                                                            --

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

               Statements of Assets and Contract Owners' Equity

                               December 31, 2006

Assets (continued)
Investments at fair value:
   Sub-accounts invested in John Hancock Trust portfolios:
       Strategic Value Trust Series 1                                                                --
       Total Return Trust Series 0 - 28,302 shares (cost $ 387,891)                             390,568
       Total Return Trust Series 1 - 2,085,347 shares (cost $ 28,489,442)                    28,840,343
       Total Stock Market Index Trust Series 0 - 131 shares (cost $ 1,723)                        1,715
       Total Stock Market Index Trust Series 1 - 218,419 shares (cost $ 2,555,567)            2,867,841
       U.S. Core Trust Series 1 - 761,760 shares (cost $ 16,303,120)                         16,484,485
       U.S. Global Leaders Growth Trust Series 1 - 52,484 shares (cost $ 657,681)               690,161
       U.S. Government Securities Trust Series 0 - 27 shares (cost $362)                            370
       U.S. Government Securities Trust Series 1 - 820,559 shares (cost $ 10,992,450)        11,102,160
       U.S. High Yield Bond Trust Series 0 - 337 shares (cost $ 4,364)                            4,564
       U.S. High Yield Bond Trust Series 1 - 206 shares (cost $ 2,609)                            2,781
       U.S. Large Cap Trust Series 0                                                                 --
       U.S. Large Cap Trust Series 1 - 1,427,266 shares (cost $ 19,367,795)                  23,164,531
       Utilities Trust Series 0 - 154 shares (cost $ 2,005)                                       2,261
       Utilities Trust Series 1 - 166,021 shares (cost $ 2,080,849)                           2,433,871
       Value Trust Series 1 - 370,238 shares (cost $ 7,405,108)                               8,411,802

   Sub-account invested in Outside Trust portfolios:
       All Asset Portfolio Series 1 - 67,931 shares (cost $ 798,391)                            793,435
                                                                                           ------------
Total assets                                                                               $811,311,132
                                                                                           ============
Contract Owners' Equity
                                                                                           ------------
Variable universal life insurance contracts                                                $811,311,132
                                                                                           ============

See accompanying notes.

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

        Statements of Operations and Changes in Contract Owners' Equity

                                                                       Sub-Account
                                                   ----------------------------------------------------
                                                   500 Index Trust B Series 0 500 Index Trust Series 1
                                                   -------------------------- -------------------------
                                                    Year Ended    Year Ended   Year Ended   Year Ended
                                                    Dec. 31/06   Dec. 31/05 ^  Dec. 31/06   Dec. 31/05
                                                   ------------  ------------ -----------  -----------
Income:
   Dividends                                       $    282,780  $   263,850  $   105,632  $    96,820
Expenses:
   Mortality and expense risk                            95,488       78,009       34,429       23,098
                                                   ------------  -----------  -----------  -----------
Net investment income (loss)                            187,292      185,841       71,203       73,722
Net realized gain (loss)                              1,951,007      427,560      972,049      314,803
   Change in unrealized appreciation
     (depreciation) during the period                 1,108,607    1,190,166      675,969      (25,167)
                                                   ------------  -----------  -----------  -----------
Net increase (decrease) in assets from operations     3,246,906    1,803,567    1,719,221      363,358
                                                   ------------  -----------  -----------  -----------
Changes from principal transactions:
Transfer of net premiums                              2,032,426    1,349,134    1,491,095    2,093,648
Transfer on terminations                            (13,863,663)  (1,268,439)  (2,432,260)    (609,636)
Transfer on policy loans                                (24,494)      30,388       (3,005)     (23,342)
Net interfund transfers                               3,960,547   20,498,406     (566,907)   2,045,945
                                                   ------------  -----------  -----------  -----------
Net increase (decrease) in assets from principal
  transactions                                       (7,895,184)  20,609,489   (1,511,077)   3,506,615
                                                   ------------  -----------  -----------  -----------
Total increase (decrease) in assets                  (4,648,278)  22,413,056      208,144    3,869,973
Assets, beginning of period                          22,413,056           --   11,226,224    7,356,251
                                                   ------------  -----------  -----------  -----------
Assets, end of period                              $ 17,764,778  $22,413,056  $11,434,368  $11,226,224
                                                   ============  ===========  ===========  ===========

--------
^ Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.
++  Fund available in prior year but no activity.
^^ Terminated as an investment option and funds transferred to Mid Cap Stock Trust Series 1 on May 2, 2005.

See accompanying notes.

                                                                             Sub-Account
                                         -------------------------------------------------------------------------------------
                                         Active Bond Trust Series 0 Active Bond Trust Series 1 Aggressive Growth Trust Series 1
                                         -------------------------- -------------------------  --------------------------------
                                                 Year Ended         Year Ended    Year Ended              Year Ended
                                               Dec. 31/06 ++        Dec. 31/06   Dec. 31/05 ^           Dec. 31/05 ^^
                                         -------------------------- ----------   ------------  --------------------------------
Income:
   Dividends                                      $  9,541          $  107,757    $   15,178                      --
Expenses:
   Mortality and expense risk                           --              21,697        22,766                   9,889
                                                  --------          ----------    ----------              ----------
Net investment income (loss)                         9,541              86,060        (7,588)                 (9,889)
Net realized gain (loss)                           (10,217)              6,290        25,796                 118,075
   Change in unrealized appreciation
     (depreciation) during the period                 (219)             69,245        40,866                (508,205)
                                                  --------          ----------    ----------              ----------
Net increase (decrease) in assets from
  operations                                          (895)            161,595        59,074                (400,019)
Changes from principal transactions:
Transfer of net premiums                                --             407,935       188,984                 414,591
Transfer on terminations                            (2,556)           (110,771)     (270,360)                (97,631)
Transfer on policy loans                                --                 (46)      (21,166)                    568
Net interfund transfers                            111,512            (159,567)    4,208,926              (5,703,049)
                                                  --------          ----------    ----------              ----------
Net increase (decrease) in assets from
  principal transactions                           108,956             137,551     4,106,384              (5,385,521)
                                                  --------          ----------    ----------              ----------
Total increase (decrease) in assets                108,061             299,146     4,165,458              (5,785,540)
Assets, beginning of period                             --           4,165,458            --               5,785,540
                                                  --------          ----------    ----------              ----------
Assets, end of period                             $108,061          $4,464,604    $4,165,458                      --
                                                  ========          ==========    ==========              ==========

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                     Sub-Account
                                         -----------------------------------
                                          All Asset Portfolio   All Cap Core
                                               Series 1        Trust Series 0
                                         --------------------- --------------
                                         Year Ended Year Ended   Year Ended
                                         Dec. 31/06 Dec. 31/05 Dec. 31/06 ++
                                         ---------- ---------- --------------
Income:
   Dividends                              $ 35,587   $ 15,763         --
Expenses:
   Mortality and expense risk                3,386      1,444         --
                                          --------   --------       ----
Net investment income (loss)                32,201     14,319         --
   Net realized gain (loss)                   (949)    (1,624)         1
   Change in unrealized appreciation
     (depreciation) during the period       (1,319)    (2,828)        20
                                          --------   --------       ----
Net increase (decrease) in assets from
  operations                                29,933      9,867         21
                                          --------   --------       ----
Changes from principal transactions:
   Transfer of net premiums                130,934     12,099        228
   Transfer on terminations                (73,036)   (14,767)       (18)
   Transfer on policy loans                     --         --         --
   Net interfund transfers                 170,869    450,046         64
                                          --------   --------       ----
Net increase (decrease) in assets from
  principal transactions                   228,767    447,378        274
                                          --------   --------       ----
Total increase (decrease) in assets        258,700    457,245        295

Assets, beginning of period                534,735     77,490         --
                                          --------   --------       ----
Assets, end of period                     $793,435   $534,735       $295
                                          ========   ========       ====

--------
++  Fund available in prior year but no activity.

See accompanying notes.

                                                                   Sub-Account
                                         ---------------------------------------------------------------
                                              All Cap Core       All Cap Growth      All Cap Growth
                                             Trust Series 1      Trust Series 0      Trust Series 1
                                         ----------------------  -------------- ------------------------
                                         Year Ended  Year Ended    Year Ended    Year Ended   Year Ended
                                         Dec. 31/06  Dec. 31/05  Dec. 31/06 ++   Dec. 31/06   Dec. 31/05
                                         ----------  ----------  -------------- -----------  -----------
Income:
   Dividends                             $   24,386  $   21,563         --               --           --
Expenses:
   Mortality and expense risk                20,666      16,203         --           39,826       43,637
                                         ----------  ----------       ----      -----------  -----------
Net investment income (loss)                  3,720       5,360         --          (39,826)     (43,637)
   Net realized gain (loss)                 258,922     137,400          2          739,977      382,697
   Change in unrealized appreciation
     (depreciation) during the period       232,941     100,735         58         (492,006)     247,763
                                         ----------  ----------       ----      -----------  -----------
Net increase (decrease) in assets from
  operations                                495,583     243,495         60          208,145      586,823
                                         ----------  ----------       ----      -----------  -----------
Changes from principal transactions:
   Transfer of net premiums                 475,000     455,351        673          692,073      914,743
   Transfer on terminations                (394,405)   (413,730)       (76)        (937,821)  (1,078,685)
   Transfer on policy loans                  (8,327)     13,431         --           (7,646)      14,091
   Net interfund transfers                  931,922    (239,246)       190       (3,551,535)    (501,878)
                                         ----------  ----------       ----      -----------  -----------
Net increase (decrease) in assets from
  principal transactions                  1,004,190    (184,194)       787       (3,804,929)    (651,729)
                                         ----------  ----------       ----      -----------  -----------
Total increase (decrease) in assets       1,499,773      59,301        847       (3,596,784)     (64,906)

Assets, beginning of period               3,066,213   3,006,912         --        7,772,423    7,837,329
                                         ----------  ----------       ----      -----------  -----------
Assets, end of period                    $4,565,986  $3,066,213       $847      $ 4,175,639  $ 7,772,423
                                         ==========  ==========       ====      ===========  ===========

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                      Sub-Account
                                         -------------------------------------
                                         All Cap Value       All Cap Value
                                         Trust Series 0     Trust Series 1
                                         -------------- ----------------------
                                           Year Ended   Year Ended  Year Ended
                                         Dec. 31/06 ++  Dec. 31/06  Dec. 31/05
                                         -------------- ----------  ----------
Income:
   Dividends                                    --      $  366,798  $   65,492
Expenses:
   Mortality and expense risk                   --           9,091       7,425
                                              ----      ----------  ----------
Net investment income (loss)                    --         357,707      58,067
   Net realized gain (loss)                     --          49,659      64,631
   Change in unrealized appreciation
     (depreciation) during the period           15        (169,440)    (45,890)
                                              ----      ----------  ----------
Net increase (decrease) in assets from
  operations                                    15         237,926      76,808
                                              ----      ----------  ----------
Changes from principal transactions:
   Transfer of net premiums                    228         353,846     352,551
   Transfer on terminations                    (19)       (275,304)    (87,557)
   Transfer on policy loans                     --              --          --
   Net interfund transfers                      64         (23,721)   (232,758)
                                              ----      ----------  ----------
Net increase (decrease) in assets from
  principal transactions                       273          54,821      32,236
                                              ----      ----------  ----------
Total increase (decrease) in assets            288         292,747     109,044
Assets, beginning of period                     --       1,705,935   1,596,891
                                              ----      ----------  ----------
Assets, end of period                         $288      $1,998,682  $1,705,935
                                              ====      ==========  ==========

--------
++  Fund available in prior year but no activity.

See accompanying notes.

                                                                   Sub-Account
                                         ------------------------------------------------------------------
                                         American Blue Chip Income
                                               and Growth          American Bond       American Growth
                                             Trust Series 1        Trust Series 1      Trust Series 1
                                         ------------------------  -------------- -------------------------
                                         Year Ended   Year Ended     Year Ended    Year Ended    Year Ended
                                         Dec. 31/06   Dec. 31/05   Dec. 31/06 ++   Dec. 31/06    Dec. 31/05
                                         ----------   ----------   -------------- -----------  ------------
Income:
   Dividends                             $   71,258   $   41,759            --    $   276,179  $    18,593
Expenses:
   Mortality and expense risk                12,892        3,135           306        136,426       72,698
                                         ----------   ----------      --------    -----------  -----------
Net investment income (loss)                 58,366       38,624          (306)       139,753      (54,105)
   Net realized gain (loss)                  66,140       11,341            34        955,848      847,328
   Change in unrealized appreciation
     (depreciation) during the period       363,974      (39,709)        4,142      1,670,864    2,037,453
                                         ----------   ----------      --------    -----------  -----------
Net increase (decrease) in assets from
  operations                                488,480       10,256         3,870      2,766,465    2,830,676
                                         ----------   ----------      --------    -----------  -----------
Changes from principal transactions:
   Transfer of net premiums                 464,293      364,431         3,088      1,692,259    1,218,724
   Transfer on terminations                 (31,061)     (65,483)         (370)      (900,900)    (586,897)
   Transfer on policy loans                    (988)          --            --        (17,148)     (10,699)
   Net interfund transfers                1,914,449    1,653,265       400,242      6,860,568   14,475,470
                                         ----------   ----------      --------    -----------  -----------
Net increase (decrease) in assets from
  principal transactions                  2,346,693    1,952,213       402,960      7,634,779   15,096,598
                                         ----------   ----------      --------    -----------  -----------
Total increase (decrease) in assets       2,835,173    1,962,469       406,830     10,401,244   17,927,274

Assets, beginning of period               2,325,308      362,839            --     26,189,118    8,261,844
                                         ----------   ----------      --------    -----------  -----------
Assets, end of period                    $5,160,481   $2,325,308      $406,830    $36,590,362  $26,189,118
                                         ==========   ==========      ========    ===========  ===========

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                            Sub-Account
                                         ------------------------------------------------
                                         American Growth-Income   American International
                                             Trust Series 1           Trust Series 1
                                         ----------------------  ------------------------
                                         Year Ended  Year Ended   Year Ended   Year Ended
                                         Dec. 31/06  Dec. 31/05   Dec. 31/06   Dec. 31/05
                                         ----------  ----------  -----------  -----------
Income:
   Dividends                             $   34,196  $   12,744  $   364,549  $   536,453
Expenses:
   Mortality and expense risk                12,520      10,293       86,663       35,770
                                         ----------  ----------  -----------  -----------
Net investment income (loss)                 21,676       2,451      277,886      500,683
   Net realized gain (loss)                 133,791      26,885      829,200       75,086
   Change in unrealized appreciation
     (depreciation) during the period       225,049      90,763    2,524,806    1,525,417
                                         ----------  ----------  -----------  -----------
Net increase (decrease) in assets from
  operations                                380,516     120,099    3,631,892    2,101,186
                                         ----------  ----------  -----------  -----------
Changes from principal transactions:
   Transfer of net premiums                 584,979     541,216    1,439,767      680,845
   Transfer on terminations                (249,905)   (163,290)    (633,077)    (217,860)
   Transfer on policy loans                    (989)       (113)     (12,415)      (9,282)
   Net interfund transfers                 (430,195)    451,358   10,937,970   10,996,205
                                         ----------  ----------  -----------  -----------
Net increase (decrease) in assets from
  principal transactions                    (96,110)    829,171   11,732,245   11,449,908
                                         ----------  ----------  -----------  -----------
Total increase (decrease) in assets         284,406     949,270   15,364,137   13,551,094

Assets, beginning of period               2,725,094   1,775,824   15,253,954    1,702,860
                                         ----------  ----------  -----------  -----------
Assets, end of period                    $3,009,500  $2,725,094  $30,618,091  $15,253,954
                                         ==========  ==========  ===========  ===========

--------
++  Fund available in prior year but no activity.

See accompanying notes.

                                                                 Sub-Account
                                         ------------------------------------------------------------
                                         Blue Chip Growth      Blue Chip Growth         Bond Index
                                          Trust Series 0        Trust Series 1       Trust B Series 0
                                         ---------------- -------------------------  ----------------
                                            Year Ended     Year Ended    Year Ended     Year Ended
                                          Dec. 31/06 ++    Dec. 31/06    Dec. 31/05   Dec. 31/06 ++
                                         ---------------- ------------  -----------  ----------------
Income:
   Dividends                                       --     $     59,385  $   114,555     $   24,257
Expenses:
   Mortality and expense risk                      --          136,070      138,242             --
                                             --------     ------------  -----------     ----------
Net investment income (loss)                       --          (76,685)     (23,687)        24,257
   Net realized gain (loss)                       780        2,781,876    2,228,419            180
   Change in unrealized appreciation
     (depreciation) during the period          64,702         (318,318)    (969,360)        50,942
                                             --------     ------------  -----------     ----------
Net increase (decrease) in assets from
  operations                                   65,482        2,386,873    1,235,372         75,379
                                             --------     ------------  -----------     ----------
Changes from principal transactions:
   Transfer of net premiums                   115,515        2,784,024    4,163,454         80,498
   Transfer on terminations                   (12,807)     (10,202,021)  (2,871,393)       (22,496)
   Transfer on policy loans                        --           (7,131)     (18,689)            --
   Net interfund transfers                    539,980         (381,960)  (5,435,650)     1,504,404
                                             --------     ------------  -----------     ----------
Net increase (decrease) in assets from
  principal transactions                      642,688       (7,807,088)  (4,162,278)     1,562,406
                                             --------     ------------  -----------     ----------
Total increase (decrease) in assets           708,170       (5,420,215)  (2,926,906)     1,637,785

Assets, beginning of period                        --       29,446,370   32,373,276             --
                                             --------     ------------  -----------     ----------
Assets, end of period                        $708,170     $ 24,026,155  $29,446,370     $1,637,785
                                             ========     ============  ===========     ==========

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                          Sub-Account
                                         --------------------------------------------
                                         Capital Appreciation   Capital Appreciation
                                            Trust Series 0         Trust Series 1
                                         -------------------- -----------------------
                                              Year Ended       Year Ended  Year Ended
                                            Dec. 31/06 ++      Dec. 31/06  Dec. 31/05
                                         -------------------- -----------  ----------
Income:
   Dividends                                         --       $   284,871          --
Expenses:
   Mortality and expense risk                        --            32,673       7,438
                                               --------       -----------  ----------
Net investment income (loss)                         --           252,198      (7,438)
   Net realized gain (loss)                          31           (50,207)     75,373
   Change in unrealized appreciation
     (depreciation) during the period               221          (147,127)    163,380
                                               --------       -----------  ----------
Net increase (decrease) in assets from
  operations                                        252            54,864     231,315
                                               --------       -----------  ----------
Changes from principal transactions:
   Transfer of net premiums                         187           666,878     124,985
   Transfer on terminations                        (160)       (1,169,210)    (47,804)
   Transfer on policy loans                          --              (494)         --
   Net interfund transfers                      100,827         6,240,842     865,616
                                               --------       -----------  ----------
Net increase (decrease) in assets from
  principal transactions                        100,854         5,738,016     942,797
                                               --------       -----------  ----------
Total increase (decrease) in assets             101,106         5,792,880   1,174,112

Assets, beginning of period                          --         2,156,867     982,755
                                               --------       -----------  ----------
Assets, end of period                          $101,106       $ 7,949,747  $2,156,867
                                               ========       ===========  ==========

--------
++  Fund available in prior year but no activity.
^ Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

See accompanying notes.

                                                                    Sub-Account
                                         ------------------------------------------------------------------
                                         Classic Value        Classic Value               Core Bond
                                         Trust Series 0      Trust Series 1            Trust Series 1
                                         -------------- ------------------------  -------------------------
                                           Year Ended   Year Ended   Year Ended   Year Ended    Year Ended
                                         Dec. 31/06 ++  Dec. 31/06  Dec. 31/05 ++ Dec. 31/06   Dec. 31/05 ^
                                         -------------- ----------  ------------- ---------- --------------
Income:
   Dividends                                  $ 17      $   28,453    $ 21,910       $  5          --
Expenses:
   Mortality and expense risk                   --           3,827         378          1          --
                                              ----      ----------    --------       ----         ---
Net investment income (loss)                    17          24,626      21,532          4          --
   Net realized gain (loss)                      2          12,655         337         --          --
   Change in unrealized appreciation
     (depreciation) during the period           41          64,710     (13,938)         7           1
                                              ----      ----------    --------       ----         ---
Net increase (decrease) in assets from
  operations                                    60         101,991       7,931         11           1
                                              ----      ----------    --------       ----         ---
Changes from principal transactions:
   Transfer of net premiums                    518         188,549      26,665        285          71
   Transfer on terminations                    (41)        (23,069)     (2,174)       (13)         --
   Transfer on policy loans                     --              --          --         --          --
   Net interfund transfers                     146         397,203     401,100         --          --
                                              ----      ----------    --------       ----         ---
Net increase (decrease) in assets from
  principal transactions                       623         562,683     425,591        272          71
                                              ----      ----------    --------       ----         ---
Total increase (decrease) in assets            683         664,674     433,522        283          72

Assets, beginning of period                     --         433,522          --         72          --
                                              ----      ----------    --------       ----         ---
Assets, end of period                         $683      $1,098,196    $433,522       $355         $72
                                              ====      ==========    ========       ====         ===

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                       Sub-Account
                                         ---------------------------------------
                                          Core Equity         Core Equity
                                         Trust Series 0      Trust Series 1
                                         -------------- ------------------------
                                           Year Ended   Year Ended  Year Ended
                                         Dec. 31/06 ++  Dec. 31/06 Dec. 31/05 ++
                                         -------------- ---------- -------------
Income:
   Dividends                                     --      $ 24,172          --
Expenses:
   Mortality and expense risk                    --         2,774       1,248
                                             ------      --------    --------
Net investment income (loss)                     --        21,398      (1,248)
   Net realized gain (loss)                      18          (344)      3,551
   Change in unrealized appreciation
     (depreciation) during the period           710        20,155      18,717
                                             ------      --------    --------
Net increase (decrease) in assets from
  operations                                    728        41,209      21,020
                                             ------      --------    --------
Changes from principal transactions:
   Transfer of net premiums                   4,921       109,062      23,003
   Transfer on terminations                    (571)      (24,625)     (8,030)
   Transfer on policy loans                      --         3,516      (3,442)
   Net interfund transfers                    1,388       269,501     251,893
                                             ------      --------    --------
Net increase (decrease) in assets from
  principal transactions                      5,738       357,454     263,424
                                             ------      --------    --------
Total increase (decrease) in assets           6,466       398,663     284,444

Assets, beginning of period                      --       284,444          --
                                             ------      --------    --------
Assets, end of period                        $6,466      $683,107    $284,444
                                             ======      ========    ========

--------
++  Fund available in prior year but no activity.
^^^ Terminated as an investment option and funds transferred to Active Bond
    Trust Series 1 on May 2, 2005.

See accompanying notes.

                                                               Sub-Account
                                         -------------------------------------------------------
                                         Diversified Bond Dynamic Growth      Dynamic Growth
                                          Trust Series 1  Trust Series 0      Trust Series 1
                                         ---------------- -------------- -----------------------
                                            Year Ended      Year Ended    Year Ended  Year Ended
                                          Dec. 31/05 ^^^  Dec. 31/06 ++   Dec. 31/06  Dec. 31/05
                                         ---------------- -------------- -----------  ----------
Income:
   Dividends                               $   264,857            --              --          --
Expenses:
   Mortality and expense risk                   12,406            --          19,137      14,466
                                           -----------       -------     -----------  ----------
Net investment income (loss)                   252,451            --         (19,137)    (14,466)
   Net realized gain (loss)                   (131,515)          298         567,438     161,865
   Change in unrealized appreciation
     (depreciation) during the period          (98,599)        1,483        (224,471)    185,926
                                           -----------       -------     -----------  ----------
Net increase (decrease) in assets from
  operations                                    22,337         1,781         323,830     333,325
                                           -----------       -------     -----------  ----------
Changes from principal transactions:
   Transfer of net premiums                    140,281        18,643         713,657     770,406
   Transfer on terminations                   (774,404)         (557)        (89,364)   (145,831)
   Transfer on policy loans                       (589)           --            (642)     (4,167)
   Net interfund transfers                  (7,097,386)        6,878      (1,431,101)    549,742
                                           -----------       -------     -----------  ----------
Net increase (decrease) in assets from
  principal transactions                    (7,732,098)       24,964        (807,450)  1,170,150
                                           -----------       -------     -----------  ----------
Total increase (decrease) in assets         (7,709,761)       26,745        (483,620)  1,503,475

Assets, beginning of period                  7,709,761            --       4,088,844   2,585,369
                                           -----------       -------     -----------  ----------
Assets, end of period                               --       $26,745     $ 3,605,224  $4,088,844
                                           ===========       =======     ===========  ==========

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                      Sub-Account
                                         -------------------------------------
                                         Emerging Growth    Emerging Growth
                                         Trust Series 0     Trust Series 1
                                         --------------- ---------------------
                                           Year Ended    Year Ended Year Ended
                                          Dec. 31/06 ++  Dec. 31/06 Dec. 31/05
                                         --------------- ---------- ----------
Income:
   Dividends                                    --       $ 178,162         --
Expenses:
   Mortality and expense risk                   --           2,029        916
                                              ----       ---------   --------
Net investment income (loss)                    --         176,133       (916)
   Net realized gain (loss)                      1         (48,779)    13,839
   Change in unrealized appreciation
     (depreciation) during the period           44         (85,962)    (7,183)
                                              ----       ---------   --------
Net increase (decrease) in assets from
  operations                                    45          41,392      5,740
                                              ----       ---------   --------
Changes from principal transactions:
   Transfer of net premiums                    508         267,906     37,965
   Transfer on terminations                    (61)        (13,642)    (6,188)
   Transfer on policy loans                     --              --         --
   Net interfund transfers                     143        (125,289)   201,144
                                              ----       ---------   --------
Net increase (decrease) in assets from
  principal transactions                       590         128,975    232,921
                                              ----       ---------   --------
Total increase (decrease) in assets            635         170,367    238,661

Assets, beginning of period                     --         300,058     61,397
                                              ----       ---------   --------
Assets, end of period                         $635       $ 470,425   $300,058
                                              ====       =========   ========
--------
++  Fund available in prior year but no activity.
+++ Terminated as an investment option and funds transferred to 500 Index Trust
    B Series 0 on May 2, 2005.

See accompanying notes.

                                                                   Sub-Account
                                         ----------------------------------------------------------------
                                         Emerging Small Company   Emerging Small Company    Equity Index
                                             Trust Series 0           Trust Series 1       Trust Series 1
                                         ---------------------- -------------------------  --------------
                                               Year Ended        Year Ended    Year Ended    Year Ended
                                             Dec. 31/06 ++       Dec. 31/06    Dec. 31/05  Dec. 31/05 +++
                                         ---------------------- ------------  -----------  --------------
Income:
   Dividends                                          --        $  2,674,796           --   $    484,590
Expenses:
   Mortality and expense risk                         --             279,831      286,353         42,334
                                                --------        ------------  -----------   ------------
Net investment income (loss)                          --           2,394,965     (286,353)       442,256
   Net realized gain (loss)                          555           1,383,143    3,539,027      2,620,736
   Change in unrealized appreciation
     (depreciation) during the period              2,824          (3,044,679)  (1,005,566)    (4,081,084)
                                                --------        ------------  -----------   ------------
Net increase (decrease) in assets from
  operations                                       3,379             733,429    2,247,108     (1,018,092)
                                                --------        ------------  -----------   ------------
Changes from principal transactions:
   Transfer of net premiums                       43,803           2,725,022    3,928,531      1,061,721
   Transfer on terminations                       (2,609)        (10,053,926)  (6,207,527)    (1,235,509)
   Transfer on policy loans                           --            (103,853)     (15,035)        (3,483)
   Net interfund transfers                        81,814          (3,553,560)     388,938    (25,969,554)
                                                --------        ------------  -----------   ------------
Net increase (decrease) in assets from
  principal transactions                         123,008         (10,986,317)  (1,905,093)   (26,146,825)
                                                --------        ------------  -----------   ------------
Total increase (decrease) in assets              126,387         (10,252,888)     342,015    (27,164,917)

Assets, beginning of period                           --          50,949,308   50,607,293     27,164,917
                                                --------        ------------  -----------   ------------
Assets, end of period                           $126,387        $ 40,696,420  $50,949,308             --
                                                ========        ============  ===========   ============

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                        Sub-Account
                                         ----------------------------------------
                                         Equity-Income        Equity-Income
                                         Trust Series 0       Trust Series 1
                                         -------------- -------------------------
                                           Year Ended    Year Ended    Year Ended
                                         Dec. 31/06 ++   Dec. 31/06    Dec. 31/05
                                         -------------- ------------  -----------
Income:
   Dividends                               $  374,329   $  2,840,626  $ 1,682,669
Expenses:
   Mortality and expense risk                      --        178,013      173,653
                                           ----------   ------------  -----------
Net investment income (loss)                  374,329      2,662,613    1,509,016
   Net realized gain (loss)                    (6,017)     2,028,547    2,493,240
   Change in unrealized appreciation
     (depreciation) during the period         422,086      1,664,587   (2,793,940)
                                           ----------   ------------  -----------
Net increase (decrease) in assets from
  operations                                  790,398      6,355,747    1,208,316
                                           ----------   ------------  -----------
Changes from principal transactions:
   Transfer of net premiums                 1,122,253      4,143,822    5,545,297
   Transfer on terminations                   (96,216)   (11,069,787)  (5,203,604)
   Transfer on policy loans                        --          2,280      (66,563)
   Net interfund transfers                  5,179,633      2,034,082   (2,017,139)
                                           ----------   ------------  -----------
Net increase (decrease) in assets from
  principal transactions                    6,205,670     (4,889,603)  (1,742,009)
                                           ----------   ------------  -----------
Total increase (decrease) in assets         6,996,068      1,466,144     (533,693)

Assets, beginning of period                        --     36,227,178   36,760,871
                                           ----------   ------------  -----------
Assets, end of period                      $6,996,068   $ 37,693,322  $36,227,178
                                           ==========   ============  ===========

--------
++  Fund available in prior year but no activity.

See accompanying notes.

                                                                 Sub-Account
                                         -----------------------------------------------------------
                                         Financial Services   Financial Services   Fundamental Value
                                           Trust Series 0       Trust Series 1      Trust Series 0
                                         ------------------ ---------------------- -----------------
                                             Year Ended     Year Ended  Year Ended    Year Ended
                                           Dec. 31/06 ++    Dec. 31/06  Dec. 31/05   Dec. 31/06 ++
                                         ------------------ ----------  ---------- -----------------
Income:
   Dividends                                       --       $    1,605   $  1,355            --
Expenses:
   Mortality and expense risk                      --            3,765      2,017            --
                                               ------       ----------   --------      --------
Net investment income (loss)                       --           (2,160)      (662)           --
   Net realized gain (loss)                         3           55,457     21,889            34
   Change in unrealized appreciation
     (depreciation) during the period             123          146,028      9,089         3,930
                                               ------       ----------   --------      --------
Net increase (decrease) in assets from
  operations                                      126          199,325     30,316         3,964
                                               ------       ----------   --------      --------
Changes from principal transactions:
   Transfer of net premiums                       746           49,102     52,927        10,204
   Transfer on terminations                       (58)         (40,074)   (29,365)       (1,885)
   Transfer on policy loans                        --            4,292     (2,833)           --
   Net interfund transfers                        210        1,833,215     93,169        88,870
                                               ------       ----------   --------      --------
Net increase (decrease) in assets from
  principal transactions                          898        1,846,535    113,898        97,189
                                               ------       ----------   --------      --------
Total increase (decrease) in assets             1,024        2,045,860    144,214       101,153

Assets, beginning of period                        --          466,240    322,026            --
                                               ------       ----------   --------      --------
Assets, end of period                          $1,024       $2,512,100   $466,240      $101,153
                                               ======       ==========   ========      ========

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                             Sub-Account
                                              ----------------------------------------
                                                 Fundamental Value    Global Allocation
                                                  Trust Series 1       Trust Series 0
                                              ----------------------  -----------------
                                              Year Ended  Year Ended     Year Ended
                                              Dec. 31/06  Dec. 31/05    Dec. 31/06 ++
                                              ----------  ----------  -----------------
Income:
   Dividends                                  $  148,571  $   11,737          --
Expenses:
   Mortality and expense risk                     18,811      14,824          --
                                              ----------  ----------        ----
Net investment income (loss)                     129,760      (3,087)         --
   Net realized gain (loss)                      156,488     200,098           1
   Change in unrealized appreciation
     (depreciation) during the period            211,439      34,728          24
                                              ----------  ----------        ----
Net increase (decrease) in assets from
  operations                                     497,687     231,739          25
                                              ----------  ----------        ----
Changes from principal transactions:
   Transfer of net premiums                      288,957     687,119         300
   Transfer on terminations                     (407,951)   (396,895)        (22)
   Transfer on policy loans                        2,924      (4,526)         --
   Net interfund transfers                     1,135,577      70,459          85
                                              ----------  ----------        ----
Net increase (decrease) in assets from
  principal transactions                       1,019,507     356,157         363
                                              ----------  ----------        ----
Total increase (decrease) in assets            1,517,194     587,896         388

Assets, beginning of period                    2,943,943   2,356,047          --
                                              ----------  ----------        ----
Assets, end of period                         $4,461,137  $2,943,943        $388
                                              ==========  ==========        ====

--------
++  Fund available in prior year but no activity.

See accompanying notes.

                                                                  Sub-Account
                                         ------------------------------------------------------------
                                           Global Allocation     Global Bond         Global Bond
                                             Trust Series 1     Trust Series 0     Trust Series 1
                                         ---------------------- -------------- ----------------------
                                         Year Ended  Year Ended   Year Ended   Year Ended  Year Ended
                                         Dec. 31/06  Dec. 31/05 Dec. 31/06 ++  Dec. 31/06  Dec. 31/05
                                         ----------  ---------- -------------- ----------  ----------
Income:
   Dividends                             $   13,734  $   1,948    $   26,941   $   59,657  $  239,690
Expenses:
   Mortality and expense risk                 7,188      1,889            --       24,142      23,042
                                         ----------  ---------    ----------   ----------  ----------
Net investment income (loss)                  6,546         59        26,941       35,515     216,648
   Net realized gain (loss)                  80,136     15,166          (824)     (76,647)     (9,069)
   Change in unrealized appreciation
     (depreciation) during the period       131,257      6,937        97,196      292,520    (572,862)
                                         ----------  ---------    ----------   ----------  ----------
Net increase (decrease) in assets from
  operations                                217,939     22,162       123,313      251,388    (365,283)
                                         ----------  ---------    ----------   ----------  ----------
Changes from principal transactions:
   Transfer of net premiums                 486,651    265,732       552,401      472,515   1,045,864
   Transfer on terminations                 (26,704)   (22,017)      (45,899)    (489,708)   (123,392)
   Transfer on policy loans                      --         --            --       (2,177)       (504)
   Net interfund transfers                  832,565   (147,226)    2,559,223     (377,984)    354,630
                                         ----------  ---------    ----------   ----------  ----------
Net increase (decrease) in assets from
  principal transactions                  1,292,512     96,489     3,065,725     (397,354)  1,276,598
                                         ----------  ---------    ----------   ----------  ----------

Total increase (decrease) in assets       1,510,451    118,651     3,189,038     (145,966)    911,315
Assets, beginning of period                 316,420    197,769            --    5,234,432   4,323,117
                                         ----------  ---------    ----------   ----------  ----------
Assets, end of period                    $1,826,871  $ 316,420    $3,189,038   $5,088,466  $5,234,432
                                         ==========  =========    ==========   ==========  ==========

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                          Sub-Account
                                         --------------------------------------------
                                         Global Trust Series 0  Global Trust Series 1
                                         --------------------- ----------------------
                                              Year Ended       Year Ended  Year Ended
                                             Dec. 31/06 ++     Dec. 31/06  Dec. 31/05
                                         --------------------- ----------  ----------
Income:
   Dividends                                         --        $   60,375  $   51,371
Expenses:
   Mortality and expense risk                        --            24,363      21,563
                                               --------        ----------  ----------
Net investment income (loss)                         --            36,012      29,808
   Net realized gain (loss)                         190           539,705     263,657
   Change in unrealized appreciation
     (depreciation) during the period             5,604           329,778     127,942
                                               --------        ----------  ----------
Net increase (decrease) in assets from
  operations                                      5,794           905,495     421,407
                                               --------        ----------  ----------
Changes from principal transactions:
   Transfer of net premiums                      58,405           763,200     641,290
   Transfer on terminations                      (1,717)         (497,033)   (294,436)
   Transfer on policy loans                          --            (4,908)      9,487
   Net interfund transfers                       39,344            48,735    (356,250)
                                               --------        ----------  ----------
Net increase (decrease) in assets from
  principal transactions                         96,032           309,994          91
                                               --------        ----------  ----------
Total increase (decrease) in assets             101,826         1,215,489     421,498

Assets, beginning of period                          --         4,510,252   4,088,754
                                               --------        ----------  ----------
Assets, end of period                          $101,826        $5,725,741  $4,510,252
                                               ========        ==========  ==========

--------
++    Fund available in prior year but no activity.
++ b  Fund renamed on May 1, 2006. Previously known as Growth & Income Trust
      II. Fund available in prior year but no activity.

See accompanying notes.

                                                               Sub-Account
                                         ------------------------------------------------------
                                         Growth & Income Health Sciences     Health Sciences
                                         Trust Series 0  Trust Series 0      Trust Series 1
                                         --------------- --------------- ----------------------
                                           Year Ended      Year Ended    Year Ended  Year Ended
                                         Dec. 31/06 ++ b  Dec. 31/06 ++  Dec. 31/06  Dec. 31/05
                                         --------------- --------------- ----------  ----------
Income:
   Dividends                                       --            --      $  408,934  $  274,633
Expenses:
   Mortality and expense risk                      --            --          23,308      17,374
                                           ----------        ------      ----------  ----------
Net investment income (loss)                       --            --         385,626     257,259
   Net realized gain (loss)                     1,964             3         305,009     (11,535)
   Change in unrealized appreciation
     (depreciation) during the period         133,739           136        (272,587)    228,018
                                           ----------        ------      ----------  ----------
Net increase (decrease) in assets from
  operations                                  135,703           139         418,048     473,742
                                           ----------        ------      ----------  ----------
Changes from principal transactions:
   Transfer of net premiums                   253,607         1,596         820,917     523,999
   Transfer on terminations                   (19,642)         (120)       (317,914)   (204,490)
   Transfer on policy loans                        --            --           1,231      (8,689)
   Net interfund transfers                    970,157           450         (60,492)    319,201
                                           ----------        ------      ----------  ----------
Net increase (decrease) in assets from
  principal transactions                    1,204,122         1,926         443,742     630,021
                                           ----------        ------      ----------  ----------
Total increase (decrease) in assets         1,339,825         2,065         861,790   1,103,763

Assets, beginning of period                        --            --       4,584,275   3,480,512
                                           ----------        ------      ----------  ----------
Assets, end of period                      $1,339,825        $2,065      $5,446,065  $4,584,275
                                           ==========        ======      ==========  ==========

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                       Sub-Account
                                         ---------------------------------------
                                           High Yield          High Yield
                                         Trust Series 0      Trust Series 1
                                         -------------- ------------------------
                                           Year Ended    Year Ended   Year Ended
                                         Dec. 31/06 ++   Dec. 31/06   Dec. 31/05
                                         -------------- -----------  -----------
Income:
   Dividends                                      --    $ 1,116,926  $   747,411
Expenses:
   Mortality and expense risk                     --         70,552       72,018
                                            --------    -----------  -----------
Net investment income (loss)                      --      1,046,374      675,393
   Net realized gain (loss)                      164         59,432      242,330
   Change in unrealized appreciation
     (depreciation) during the period          4,551        113,516     (425,412)
                                            --------    -----------  -----------
Net increase (decrease) in assets from
  operations                                   4,715      1,219,322      492,311
                                            --------    -----------  -----------
Changes from principal transactions:
   Transfer of net premiums                   35,955      1,325,822    1,948,232
   Transfer on terminations                   (2,303)    (2,570,328)    (921,044)
   Transfer on policy loans                       --          4,387       20,025
   Net interfund transfers                    93,927     (5,728,019)   3,496,664
                                            --------    -----------  -----------
Net increase (decrease) in assets from
  principal transactions                     127,579     (6,968,138)   4,543,877
                                            --------    -----------  -----------
Total increase (decrease) in assets          132,294     (5,748,816)   5,036,188

Assets, beginning of period                       --     16,898,635   11,862,447
                                            --------    -----------  -----------
Assets, end of period                       $132,294    $11,149,819  $16,898,635
                                            ========    ===========  ===========

--------
++    Fund available in prior year but no activity.
++ ~ Fund renamed on May 1, 2006. Previously known as International Stock Trust. Fund available in prior year but no activity.

See accompanying notes.

                                                                 Sub-Account
                                         ----------------------------------------------------------
                                         Income & Value      Income & Value       International Core
                                         Trust Series 0      Trust Series 1         Trust Series 0
                                         -------------- ------------------------  ------------------
                                           Year Ended    Year Ended   Year Ended      Year Ended
                                         Dec. 31/06 ++   Dec. 31/06   Dec. 31/05   Dec. 31/06 ++ ~
                                         -------------- -----------  -----------  ------------------
Income:
   Dividends                                     --     $   504,298  $   400,124            --
Expenses:
   Mortality and expense risk                    --         142,312      148,561            --
                                            -------     -----------  -----------        ------
Net investment income (loss)                     --         361,986      251,563            --
   Net realized gain (loss)                      20         730,264      375,495             5
   Change in unrealized appreciation
     (depreciation) during the period           887         647,357      417,912           486
                                            -------     -----------  -----------        ------
Net increase (decrease) in assets from
  operations                                    907       1,739,607    1,044,970           491
                                            -------     -----------  -----------        ------
Changes from principal transactions:
   Transfer of net premiums                  20,609       1,706,406    2,021,690            --
   Transfer on terminations                    (595)     (5,319,992)  (3,016,086)         (145)
   Transfer on policy loans                      --          34,839      (49,659)           --
   Net interfund transfers                   12,766      (2,130,395)  (4,367,818)        6,382
                                            -------     -----------  -----------        ------
Net increase (decrease) in assets from
  principal transactions                     32,780      (5,709,142)  (5,411,873)        6,237
                                            -------     -----------  -----------        ------
Total increase (decrease) in assets          33,687      (3,969,535)  (4,366,903)        6,728

Assets, beginning of period                      --      25,459,694   29,826,597            --
                                            -------     -----------  -----------        ------
Assets, end of period                       $33,687     $21,490,159  $25,459,694        $6,728
                                            =======     ===========  ===========        ======

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                              Sub-Account
                                         ----------------------------------------------------
                                             International Core     International Equity Index
                                               Trust Series 1            Trust A Series 1
                                         -------------------------  -------------------------
                                          Year Ended    Year Ended  Year Ended    Year Ended
                                         Dec. 31/06 ~   Dec. 31/05  Dec. 31/06  Dec. 31/05 (d)
                                         ------------  -----------  ----------  --------------
Income:
   Dividends                             $    836,391  $    90,908  $  115,136    $  323,833
Expenses:
   Mortality and expense risk                  77,019       59,646      35,162        18,238
                                         ------------  -----------  ----------    ----------
Net investment income (loss)                  759,372       31,262      79,974       305,595
   Net realized gain (loss)                 3,620,975    1,303,080     260,582         7,043
   Change in unrealized appreciation
     (depreciation) during the period      (1,222,391)     549,710   1,443,938       446,113
                                         ------------  -----------  ----------    ----------
Net increase (decrease) in assets from
  operations                                3,157,956    1,884,052   1,784,494       758,751
                                         ------------  -----------  ----------    ----------
Changes from principal transactions:
   Transfer of net premiums                 1,081,864      943,422     329,258       323,730
   Transfer on terminations               (12,217,337)  (1,955,865)   (384,880)      (85,057)
   Transfer on policy loans                    (5,003)     (33,396)    (15,182)         (233)
   Net interfund transfers                  3,415,008      (20,044)  1,785,490     4,146,035
                                         ------------  -----------  ----------    ----------
Net increase (decrease) in assets from
  principal transactions                   (7,725,468)  (1,065,883)  1,714,686     4,384,475
                                         ------------  -----------  ----------    ----------
Total increase (decrease) in assets        (4,567,512)     818,169   3,499,180     5,143,226

Assets, beginning of period                14,186,941   13,368,772   5,895,407       752,181
                                         ------------  -----------  ----------    ----------
Assets, end of period                    $  9,619,429  $14,186,941  $9,394,587    $5,895,407
                                         ============  ===========  ==========    ==========

--------
~   Fund renamed on May 1, 2006. Previously known as International Stock Trust.
(d) Fund renamed on May 2, 2005. Previously known as International Equity Index Fund.
++  Fund available in prior year but no activity.
^ Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

See accompanying notes.

                                                                           Sub-Account
                                         ---------------------------------------------------------------------------------
                                         International Equity Index International Opportunities International Opportunities
                                              Trust B Series 0            Trust Series 0             Trust Series 1
                                         -------------------------- --------------------------- --------------------------
                                                 Year Ended                 Year Ended          Year Ended     Year Ended
                                               Dec. 31/06 ++               Dec. 31/06 ++        Dec. 31/06    Dec. 31/05 ^
                                         -------------------------- --------------------------- ----------    ------------
Income:
   Dividends                                    $    92,526                        --           $   16,371           --
Expenses:
   Mortality and expense risk                            --                        --                3,104           43
                                                -----------                  --------            ----------      ------
Net investment income (loss)                         92,526                        --               13,267          (43)
   Net realized gain (loss)                         225,148                      (222)             (63,519)       1,176
   Change in unrealized appreciation
     (depreciation) during the period                20,668                    17,695              184,945          692
                                                -----------                  --------            ----------      ------
Net increase (decrease) in assets from
  operations                                        338,342                    17,473              134,693        1,825
                                                -----------                  --------            ----------      ------
Changes from principal transactions:
   Transfer of net premiums                       1,024,066                       352              189,587           --
   Transfer on terminations                         (23,328)                   (1,354)              (6,471)        (130)
   Transfer on policy loans                              --                        --              (15,193)          --
   Net interfund transfers                       (1,136,748)                  175,903            1,844,627        5,562
                                                -----------                  --------            ----------      ------
Net increase (decrease) in assets from
  principal transactions                           (136,010)                  174,901            2,012,550        5,432
                                                -----------                  --------            ----------      ------
Total increase (decrease) in assets                 202,332                   192,374            2,147,243        7,257

Assets, beginning of period                              --                        --                7,257           --
                                                -----------                  --------            ----------      ------
Assets, end of period                           $   202,332                  $192,374           $2,154,500       $7,257
                                                ===========                  ========            ==========      ======

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                           Sub-Account
                                         ----------------------------------------------
                                         International Small Cap International Small Cap
                                             Trust Series 0          Trust Series 1
                                         ----------------------- ----------------------
                                               Year Ended        Year Ended  Year Ended
                                              Dec. 31/06 ++      Dec. 31/06  Dec. 31/05
                                         ----------------------- ----------  ----------
Income:
   Dividends                                          --         $   58,302  $   41,190
Expenses:
   Mortality and expense risk                         --             29,380      25,748
                                                 -------         ----------  ----------
Net investment income (loss)                          --             28,922      15,442
   Net realized gain (loss)                           23            579,482     404,070
   Change in unrealized appreciation
     (depreciation) during the period              2,086            819,917      25,018
                                                 -------         ----------  ----------
Net increase (decrease) in assets from
  operations                                       2,109          1,428,321     444,530
                                                 -------         ----------  ----------
Changes from principal transactions:
   Transfer of net premiums                           --            698,436     562,224
   Transfer on terminations                         (497)          (771,065)   (384,316)
   Transfer on policy loans                           --              3,037      (3,607)
   Net interfund transfers                        14,301            500,324    (368,929)
                                                 -------         ----------  ----------
Net increase (decrease) in assets from
  principal transactions                          13,804            430,732    (194,628)
                                                 -------         ----------  ----------
Total increase (decrease) in assets               15,913          1,859,053     249,902

Assets, beginning of period                           --          4,994,547   4,744,645
                                                 -------         ----------  ----------
Assets, end of period                            $15,913         $6,853,600  $4,994,547
                                                 =======         ==========  ==========

--------
++  Fund available in prior year but no activity.

See accompanying notes.

                                                                       Sub-Account
                                         -----------------------------------------------------------------------
                                         International Value    International Value     Investment Quality Bond
                                           Trust Series 0         Trust Series 1             Trust Series 1
                                         ------------------- ------------------------  -------------------------
                                             Year Ended       Year Ended   Year Ended   Year Ended    Year Ended
                                            Dec. 31/06 ++     Dec. 31/06   Dec. 31/05   Dec. 31/06    Dec. 31/05
                                         ------------------- -----------  -----------  ------------  -----------
Income:
   Dividends                                       --        $ 1,372,977  $   220,337  $  1,288,354  $ 1,301,456
Expenses:
   Mortality and expense risk                      --            108,226       72,597       105,730      145,911
                                               ------        -----------  -----------  ------------  -----------
Net investment income (loss)                       --          1,264,751      147,740     1,182,624    1,155,545
   Net realized gain (loss)                         1          2,013,283      779,637    (1,184,275)    (131,716)
   Change in unrealized appreciation
     (depreciation) during the period              61          2,661,201      758,110       429,934     (678,441)
                                               ------        -----------  -----------  ------------  -----------
Net increase (decrease) in assets from
  operations                                       62          5,939,235    1,685,487       428,283      345,388
                                               ------        -----------  -----------  ------------  -----------
Changes from principal transactions:
   Transfer of net premiums                       394          2,727,556    2,752,144     2,422,502    2,919,232
   Transfer on terminations                       (24)        (2,112,356)    (995,811)   (2,226,276)  (1,330,058)
   Transfer on policy loans                        --             (7,715)      (7,151)       (2,046)     (11,860)
   Net interfund transfers                      1,834          2,046,461    7,855,764   (11,335,698)  (5,128,972)
                                               ------        -----------  -----------  ------------  -----------
Net increase (decrease) in assets from
  principal transactions                        2,204          2,653,946    9,604,946   (11,141,518)  (3,551,658)
                                               ------        -----------  -----------  ------------  -----------
Total increase (decrease) in assets             2,266          8,593,181   11,290,433   (10,713,235)  (3,206,270)

Assets, beginning of period                        --         19,488,615    8,198,182    19,439,556   22,645,826
                                               ------        -----------  -----------  ------------  -----------
Assets, end of period                          $2,266        $28,081,796  $19,488,615  $  8,726,321  $19,439,556
                                               ======        ===========  ===========  ============  ===========

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                       Sub-Account
                                         ---------------------------------------
                                             Large Cap Growth        Large Cap
                                              Trust Series 1       Trust Series 0
                                         ------------------------  --------------
                                          Year Ended   Year Ended    Year Ended
                                         Dec. 31/06 #  Dec. 31/05  Dec. 31/06 ++
                                         ------------ -----------  --------------
Income:
   Dividends                             $    24,131  $    43,632         --
Expenses:
   Mortality and expense risk                 11,016       32,151         --
                                         -----------  -----------       ----
Net investment income (loss)                  13,115       11,481         --
   Net realized gain (loss)                  509,226      168,700          1
   Change in unrealized appreciation
     (depreciation) during the period       (380,339)    (202,527)        66
                                         -----------  -----------       ----
Net increase (decrease) in assets from
  operations                                 142,002      (22,346)        67
                                         -----------  -----------       ----
Changes from principal transactions:
   Transfer of net premiums                  103,462      809,538        622
   Transfer on terminations                  (86,365)    (471,606)       (46)
   Transfer on policy loans                      510       (2,137)        --
   Net interfund transfers                (6,693,902)  (1,100,453)       175
                                         -----------  -----------       ----
Net increase (decrease) in assets from
  principal transactions                  (6,676,295)    (764,658)       751
                                         -----------  -----------       ----
Total increase (decrease) in assets       (6,534,293)    (787,004)       818

Assets, beginning of period                6,534,293    7,321,297         --
                                         -----------  -----------       ----
Assets, end of period                             --  $ 6,534,293       $818
                                         ===========  ===========       ====

--------
# Terminated as an investment option and funds transferred to Capital Appreciation Trust on May 1, 2006.
++  Fund available in prior year but no activity.
^ Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

See accompanying notes.

                                                                    Sub-Account
                                         ----------------------------------------------------------------
                                           Large Cap         Large Cap Value           Large Cap Value
                                         Trust Series 1       Trust Series 0           Trust Series 1
                                         -------------- -------------------------  ----------------------
                                           Year Ended    Year Ended   Year Ended   Year Ended  Year Ended
                                           Dec. 31/06   Dec. 31/05 ^ Dec. 31/06 ++ Dec. 31/06  Dec. 31/05
                                         -------------- ------------ ------------- ----------  ----------
Income:
   Dividends                                $   834            --           --     $  398,949          --
Expenses:
   Mortality and expense risk                   161             6           --         19,369       7,746
                                            -------        ------       ------     ----------  ----------
Net investment income (loss)                    673            (6)          --        379,580      (7,746)
   Net realized gain (loss)                      74             8           --        252,166      98,792
   Change in unrealized appreciation
     (depreciation) during the period         2,764           240           27         21,508     129,574
                                            -------        ------       ------     ----------  ----------
Net increase (decrease) in assets from
  operations                                  3,511           242           27        653,254     220,620
                                            -------        ------       ------     ----------  ----------
Changes from principal transactions:
   Transfer of net premiums                   1,547           190          306        460,818     554,135
   Transfer on terminations                  (1,103)         (203)         (12)       (55,385)    (85,528)
   Transfer on policy loans                      --            --           --        (15,537)    (21,269)
   Net interfund transfers                   28,399         3,790        3,043        655,696   1,762,407
                                            -------        ------       ------     ----------  ----------
Net increase (decrease) in assets from
  principal transactions                     28,843         3,777        3,337      1,045,592   2,209,745
                                            -------        ------       ------     ----------  ----------
Total increase (decrease) in assets          32,354         4,019        3,364      1,698,846   2,430,365

Assets, beginning of period                   4,019            --           --      3,866,266   1,435,901
                                            -------        ------       ------     ----------  ----------
Assets, end of period                       $36,373        $4,019       $3,364     $5,565,112  $3,866,266
                                            =======        ======       ======     ==========  ==========

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                          Sub-Account
                                         --------------------------------------------
                                         Lifestyle Aggressive   Lifestyle Aggressive
                                            Trust Series 0         Trust Series 1
                                         -------------------- -----------------------
                                              Year Ended       Year Ended  Year Ended
                                           Dec. 31/06 ++ i    Dec. 31/06 i Dec. 31/05
                                         -------------------- ------------ ----------
Income:
   Dividends                                        --         $1,798,354  $  166,623
Expenses:
   Mortality and expense risk                       --             39,930      32,784
                                                ------         ----------  ----------
Net investment income (loss)                        --          1,758,424     133,839
   Net realized gain (loss)                         31             72,211     111,210
   Change in unrealized appreciation
     (depreciation) during the period              520           (894,495)    284,348
                                                ------         ----------  ----------
Net increase (decrease) in assets from
  operations                                       551            936,140     529,397
                                                ------         ----------  ----------
Changes from principal transactions:
   Transfer of net premiums                      2,582            429,496     139,567
   Transfer on terminations                       (494)          (169,847)   (226,254)
   Transfer on policy loans                         --            (44,179)       (472)
   Net interfund transfers                       4,494            365,103     266,813
                                                ------         ----------  ----------
Net increase (decrease) in assets from
  principal transactions                         6,582            580,573     179,654
                                                ------         ----------  ----------
Total increase (decrease) in assets              7,133          1,516,713     709,051
Assets, beginning of period                         --          5,802,326   5,093,275
                                                ------         ----------  ----------
Assets, end of period                           $7,133         $7,319,039  $5,802,326
                                                ======         ==========  ==========

--------
++ i Fund renamed on May 1, 2006. Previously known as Lifestyle Aggressive 1000 Trust. Fund available in prior year but no activity.
i Fund renamed on May 1, 2006. Previously known as Lifestyle Aggressive 1000 Trust.
++ ii Fund renamed on May 1, 2006. Previously known as Lifestyle Balanced 640
      Trust. Fund available in prior year but no activity.
ii    Fund renamed on May 1, 2006. Previously known as Lifestyle Balanced 640
      Trust.
++ iiiFund renamed on May 1, 2006. Previously known as Lifestyle Conservative
      280 Trust. Fund available in prior year but no activity.

See accompanying notes.

                                                                     Sub-Account
                                         -------------------------------------------------------------------
                                         Lifestyle Balanced     Lifestyle Balanced     Lifestyle Conservative
                                           Trust Series 0         Trust Series 1           Trust Series 0
                                         ------------------ -------------------------  ----------------------
                                             Year Ended      Year Ended    Year Ended        Year Ended
                                          Dec. 31/06 ++ ii  Dec. 31/06 ii  Dec. 31/05    Dec. 31/06 ++ iii
                                         ------------------ ------------- -----------  ----------------------
Income:
   Dividends                                 $      316      $ 2,501,734  $ 1,032,966          $    1
Expenses:
   Mortality and expense risk                        --          114,550      110,084              --
                                             ----------      -----------  -----------          ------
Net investment income (loss)                        316        2,387,184      922,882               1
   Net realized gain (loss)                         874          793,703      653,088              --
   Change in unrealized appreciation
     (depreciation) during the period            44,155       (1,043,458)    (492,526)              2
                                             ----------      -----------  -----------          ------
Net increase (decrease) in assets from
  operations                                     45,345        2,137,429    1,083,444               3
                                             ----------      -----------  -----------          ------
Changes from principal transactions:
   Transfer of net premiums                      26,615        2,623,836    2,455,423             644
   Transfer on terminations                     (36,547)      (2,342,319)  (1,998,862)            (93)
   Transfer on policy loans                          --           (2,430)    (110,799)             --
   Net interfund transfers                    1,298,791       (5,694,687)     113,337             733
                                             ----------      -----------  -----------          ------
Net increase (decrease) in assets from
  principal transactions                      1,288,859       (5,415,600)     459,099           1,284
                                             ----------      -----------  -----------          ------
Total increase (decrease) in assets           1,334,204       (3,278,171)   1,542,543           1,287

Assets, beginning of period                          --       19,581,681   18,039,138              --
                                             ----------      -----------  -----------          ------
Assets, end of period                        $1,334,204      $16,303,510  $19,581,681          $1,287
                                             ==========      ===========  ===========          ======

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                          Sub-Account
                                         ----------------------------------------------
                                            Lifestyle Conservative     Lifestyle Growth
                                                Trust Series 1          Trust Series 0
                                         ----------------------------- ----------------
                                           Year Ended       Year Ended    Year Ended
                                         Dec. 31/06 iii     Dec. 31/05 Dec. 31/06 ++ iv
                                         -------------- -------------- ----------------
Income:
   Dividends                              $   505,216     $  490,384      $      390
Expenses:
   Mortality and expense risk                  30,910         37,798              --
                                          -----------     ----------      ----------
Net investment income (loss)                  474,306        452,586             390
   Net realized gain (loss)                  (333,059)        11,961           2,563
   Change in unrealized appreciation
     (depreciation) during the period         169,605       (328,023)        111,580
                                          -----------     ----------      ----------
Net increase (decrease) in assets from
  operations                                  310,852        136,524         114,533
                                          -----------     ----------      ----------
Changes from principal transactions:
   Transfer of net premiums                   900,293        949,035         761,973
   Transfer on terminations                  (745,497)      (497,194)        (54,873)
   Transfer on policy loans                       (13)            --              --
   Net interfund transfers                 (5,188,895)      (130,406)        636,244
                                          -----------     ----------      ----------
Net increase (decrease) in assets from
  principal transactions                   (5,034,112)       321,435       1,343,344
                                          -----------     ----------      ----------
Total increase (decrease) in assets        (4,723,260)       457,959       1,457,877

Assets, beginning of period                 5,962,323      5,504,364              --
                                          -----------     ----------      ----------
Assets, end of period                     $ 1,239,063     $5,962,323      $1,457,877
                                          ===========     ==========      ==========

--------
iii Fund renamed on May 1, 2006. Previously known as Lifestyle Conservative 280 Trust.
++iv Fund renamed on May 1, 2006. Previously known as Lifestyle Growth 820
     Trust. Fund available in prior year but no activity.
iv   Fund renamed on May 1, 2006. Previously known as Lifestyle Growth 820
     Trust.
++v Fund renamed on May 1, 2006. Previously known as Lifestyle Moderate 460 Trust. Fund available in prior year but no activity.
v    Fund renamed on May 1, 2006. Previously known as Lifestyle Moderate 460
     Trust.

See accompanying notes.

                                                                      Sub-Account
                                         ---------------------------------------------------------------------
                                              Lifestyle Growth      Lifestyle Moderate    Lifestyle Moderate
                                               Trust Series 1         Trust Series 0        Trust Series 1
                                         -------------------------- ------------------ -----------------------
                                          Year Ended     Year Ended     Year Ended      Year Ended  Year Ended
                                         Dec. 31/06 iv   Dec. 31/05  Dec. 31/06 ++ v   Dec. 31/06 v Dec. 31/05
                                         ------------- ------------ ------------------ ------------ ----------
Income:
   Dividends                              $ 1,268,999  $   248,841       $     7        $  202,278  $  196,461
Expenses:
   Mortality and expense risk                  62,624       46,474            --            14,913      15,050
                                          -----------  -----------       -------        ----------  ----------
Net investment income (loss)                1,206,375      202,367             7           187,365     181,411
   Net realized gain (loss)                   183,308      272,909             6            53,995      84,567
   Change in unrealized appreciation
     (depreciation) during the period        (160,067)     112,729           222            36,275    (162,256)
                                          -----------  -----------       -------        ----------  ----------
Net increase (decrease) in assets from
  operations                                1,229,616      588,005           235           277,635     103,722
                                          -----------  -----------       -------        ----------  ----------
Changes from principal transactions:
   Transfer of net premiums                   943,502      599,804            --           375,825     189,342
   Transfer on terminations                  (816,175)  (1,241,110)          (76)         (503,815)   (802,700)
   Transfer on policy loans                   (31,609)     (25,468)           --            (7,365)    158,125
   Net interfund transfers                  1,783,643      672,862        11,924             7,427     (87,269)
                                          -----------  -----------       -------        ----------  ----------
Net increase (decrease) in assets from
  principal transactions                    1,879,361        6,088        11,848          (127,928)   (542,502)
                                          -----------  -----------       -------        ----------  ----------
Total increase (decrease) in assets         3,108,977      594,093        12,083           149,707    (438,780)

Assets, beginning of period                 8,315,803    7,721,710            --         3,008,972   3,447,752
                                          -----------  -----------       -------        ----------  ----------
Assets, end of period                     $11,424,780  $ 8,315,803       $12,083        $3,158,679  $3,008,972
                                          ===========  ===========       =======        ==========  ==========

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                        Sub-Account
                                               ------------------------------
                                                  Managed      Mid Cap Core
                                               Trust Series 0 Trust Series 0
                                               -------------- ---------------
                                                 Year Ended     Year Ended
                                               Dec. 31/06 ++  Dec. 31/06 ++ x
                                               -------------- ---------------
  Income:
     Dividends                                    $ 55,487         $  55
  Expenses:
     Mortality and expense risk                         --            --
                                                  --------         -----
  Net investment income (loss)                      55,487            55
     Net realized gain (loss)                      (68,564)          (38)
     Change in unrealized appreciation
       (depreciation) during the period                698             0
                                                  --------         -----
  Net increase (decrease) in assets from
    operations                                     (12,379)           17
                                                  --------         -----
  Changes from principal transactions:
     Transfer of net premiums                      122,876           203
     Transfer on terminations                       (4,412)          (23)
     Transfer on policy loans                           --            --
     Net interfund transfers                       (45,852)         (197)
                                                  --------         -----
  Net increase (decrease) in assets from
    principal transactions                          72,612           (17)
                                                  --------         -----
  Total increase (decrease) in assets               60,233            --

  Assets, beginning of period                           --            --
                                                  --------         -----
  Assets, end of period                           $ 60,233            --
                                                  ========         =====
--------
++  Fund available in prior year but no activity.
++x Terminated as an investment option and funds transferred to Mid Cap Index
    Trust on Dec. 4, 2006. Fund available in prior year but no activity.
x Terminated as an investment option and funds transferred to Mid Cap Index Trust on December 4, 2006.

See accompanying notes.

                                                                       Sub-Account
                                             ----------------------------------------------------------------
                                                  Mid Cap Core       Mid Cap Index        Mid Cap Index
                                                 Trust Series 1      Trust Series 0      Trust Series 1
                                             ----------------------- -------------- -------------------------
                                              Year Ended  Year Ended   Year Ended    Year Ended    Year Ended
                                             Dec. 31/06 x Dec. 31/05 Dec. 31/06 ++   Dec. 31/06    Dec. 31/05
                                             ------------ ---------- -------------- -----------  ------------
Income:
   Dividends                                  $ 261,414    $ 83,108           --    $   322,328  $   398,312
Expenses:
   Mortality and expense risk                     5,294       4,916           --         32,903       35,270
                                              ---------    --------     --------    -----------  -----------
Net investment income (loss)                    256,120      78,192           --        289,425      363,042
   Net realized gain (loss)                    (179,040)      6,252         (467)       586,781      430,241
   Change in unrealized appreciation
     (depreciation) during the period            (7,652)    (41,042)      30,342       (330,368)    (104,490)
                                              ---------    --------     --------    -----------  -----------
Net increase (decrease) in assets from
  operations                                     69,428      43,402       29,875        545,838      688,793
                                              ---------    --------     --------    -----------  -----------
Changes from principal transactions:
   Transfer of net premiums                      97,129     354,026       88,754        482,049      969,412
   Transfer on terminations                     (61,148)    (69,558)      (7,149)    (1,987,942)    (366,310)
   Transfer on policy loans                          --         (21)          --         (3,369)        (352)
   Net interfund transfers                     (934,758)    (85,934)     238,201      1,249,510   (2,044,633)
                                              ---------    --------     --------    -----------  -----------
Net increase (decrease) in assets from
  principal transactions                       (898,777)    198,513      319,806       (259,752)  (1,441,883)
                                              ---------    --------     --------    -----------  -----------
Total increase (decrease) in assets            (829,349)    241,915      349,681        286,086     (753,090)

Assets, beginning of period                     829,349     587,434           --      6,231,380    6,984,470
                                              ---------    --------     --------    -----------  -----------
Assets, end of period                                --    $829,349     $349,681    $ 6,517,466  $ 6,231,380
                                              =========    ========     ========    ===========  ===========

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                       Sub-Account
                                         ---------------------------------------
                                         Mid Cap Stock        Mid Cap Stock
                                         Trust Series 0      Trust Series 1
                                         -------------- ------------------------
                                           Year Ended    Year Ended   Year Ended
                                         Dec. 31/06 ++   Dec. 31/06   Dec. 31/05
                                         -------------- -----------  -----------
Income:
   Dividends                                      --    $   601,318  $   203,232
Expenses:
   Mortality and expense risk                     --         70,864       55,141
                                            --------    -----------  -----------
Net investment income (loss)                      --        530,454      148,091
   Net realized gain (loss)                     (587)     1,903,374      424,773
   Change in unrealized appreciation
     (depreciation) during the period          7,745       (702,432)   1,237,951
                                            --------    -----------  -----------
Net increase (decrease) in assets from
  operations                                   7,158      1,731,396    1,810,815
                                            --------    -----------  -----------
Changes from principal transactions:
   Transfer of net premiums                    3,802      1,048,897    1,552,040
   Transfer on terminations                   (3,434)    (2,411,802)    (638,596)
   Transfer on policy loans                       --        (24,242)        (376)
   Net interfund transfers                   131,880       (423,608)  (5,724,536)
                                            --------    -----------  -----------
Net increase (decrease) in assets from
  principal transactions                     132,248     (1,810,755)  (4,811,468)
                                            --------    -----------  -----------
Total increase (decrease) in assets          139,406        (79,359)  (3,000,653)

Assets, beginning of period                       --     13,361,473   16,362,126
                                            --------    -----------  -----------
Assets, end of period                       $139,406    $13,282,114  $13,361,473
                                            ========    ===========  ===========

--------
++  Fund available in prior year but no activity.

See accompanying notes.

                                                               Sub-Account
                                         --------------------------------------------------------
                                         Mid Cap Value        Mid Cap Value       Mid Value Trust
                                         Trust Series 0      Trust Series 1          Series 0
                                         -------------- ------------------------  ---------------
                                           Year Ended    Year Ended   Year Ended    Year Ended
                                         Dec. 31/06 ++   Dec. 31/06   Dec. 31/05   Dec. 31/06 ++
                                         -------------- -----------  -----------  ---------------
Income:
   Dividends                                      --    $ 5,433,795  $   865,256           --
Expenses:
   Mortality and expense risk                     --        139,600      119,540           --
                                            --------    -----------  -----------     --------
Net investment income (loss)                      --      5,294,195      745,716           --
   Net realized gain (loss)                      700         88,813    1,371,665        3,888
   Change in unrealized appreciation
     (depreciation) during the period          6,290     (1,822,166)     326,694      129,028
                                            --------    -----------  -----------     --------
Net increase (decrease) in assets from
  operations                                   6,990      3,560,842    2,444,075      132,916
                                            --------    -----------  -----------     --------
Changes from principal transactions:
   Transfer of net premiums                   66,779      2,953,540    3,777,121      171,269
   Transfer on terminations                   (2,019)    (1,851,005)    (912,509)     (15,027)
   Transfer on policy loans                       --        (17,192)        (378)          --
   Net interfund transfers                    28,630     (5,250,371)  13,268,419      660,612
                                            --------    -----------  -----------     --------
Net increase (decrease) in assets from
  principal transactions                      93,390     (4,165,028)  16,132,653      816,854
                                            --------    -----------  -----------     --------
Total increase (decrease) in assets          100,380       (604,186)  18,576,728      949,770

Assets, beginning of period                       --     32,162,303   13,585,575           --
                                            --------    -----------  -----------     --------
Assets, end of period                       $100,380    $31,558,117  $32,162,303     $949,770
                                            ========    ===========  ===========     ========

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                         Sub-Account
                                         ------------------------------------------
                                           Money Market          Money Market
                                         Trust B Series 0       Trust Series 1
                                         ---------------- -------------------------
                                            Year Ended     Year Ended    Year Ended
                                          Dec. 31/06 ++    Dec. 31/06    Dec. 31/05
                                         ---------------- ------------  -----------
Income:
   Dividends                               $    173,969   $  2,957,926  $ 1,334,553
Expenses:
   Mortality and expense risk                        --        336,317      240,075
                                           ------------   ------------  -----------
Net investment income (loss)                    173,969      2,621,609    1,094,478
   Net realized gain (loss)                          --             --           --
   Change in unrealized appreciation
     (depreciation) during the period                 0              0           --
                                           ------------   ------------  -----------
Net increase (decrease) in assets from
  operations                                    173,969      2,621,609    1,094,478
                                           ------------   ------------  -----------
Changes from principal transactions:
   Transfer of net premiums                   9,032,419     14,592,677   12,718,525
   Transfer on terminations                  37,532,862    (19,877,281)  (8,191,624)
   Transfer on policy loans                          --          3,862      (36,426)
   Net interfund transfers                  (39,806,190)    36,657,483    6,751,164
                                           ------------   ------------  -----------
Net increase (decrease) in assets from
  principal transactions                      6,759,091     31,376,741   11,241,639
                                           ------------   ------------  -----------
Total increase (decrease) in assets           6,933,060     33,998,350   12,336,117

Assets, beginning of period                          --     52,697,960   40,361,843
                                           ------------   ------------  -----------
Assets, end of period                      $  6,933,060   $ 86,696,310  $52,697,960
                                           ============   ============  ===========

--------
++  Fund available in prior year but no activity.

See accompanying notes.

                                                                Sub-Account
                                         ----------------------------------------------------------
                                         Natural Resources    Natural Resources     Overseas Equity
                                          Trust Series 0        Trust Series 1      Trust Series 0
                                         ----------------- -----------------------  ---------------
                                            Year Ended      Year Ended  Year Ended    Year Ended
                                           Dec. 31/06 ++    Dec. 31/06  Dec. 31/05   Dec. 31/06 ++
                                         ----------------- -----------  ----------  ---------------
Income:
   Dividends                                      --       $ 1,442,515  $   70,449            --
Expenses:
   Mortality and expense risk                     --            37,196      16,587            --
                                              ------       -----------  ----------    ----------
Net investment income (loss)                      --         1,405,319      53,862            --
   Net realized gain (loss)                       (4)          261,161     739,877           370
   Change in unrealized appreciation
     (depreciation) during the period            161          (475,687)    558,950       152,881
                                              ------       -----------  ----------    ----------
Net increase (decrease) in assets from
  operations                                     157         1,190,793   1,352,689       153,251
                                              ------       -----------  ----------    ----------
Changes from principal transactions:
   Transfer of net premiums                    2,994         2,280,002     884,166       213,508
   Transfer on terminations                     (138)         (552,932)   (113,353)      (18,382)
   Transfer on policy loans                       --           (40,815)     (4,099)           --
   Net interfund transfers                       844        (1,145,952)  1,157,218       898,613
                                              ------       -----------  ----------    ----------
Net increase (decrease) in assets from
  principal transactions                       3,700           540,303   1,923,932     1,093,739
                                              ------       -----------  ----------    ----------
Total increase (decrease) in assets            3,857         1,731,096   3,276,621     1,246,990

Assets, beginning of period                       --         5,240,454   1,963,833            --
                                              ------       -----------  ----------    ----------
Assets, end of period                         $3,857       $ 6,971,550  $5,240,454    $1,246,990
                                              ======       ===========  ==========    ==========

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                          Sub-Account
                                                 -----------------------------
                                                    Overseas     Pacific Rim
                                                 Trust Series 1 Trust Series 0
                                                 -------------- --------------
                                                   Year Ended     Year Ended
                                                 Dec. 31/05 ~~  Dec. 31/06 ++
                                                 -------------- --------------
  Income:
     Dividends                                    $    26,472           --
  Expenses:
     Mortality and expense risk                        11,015           --
                                                  -----------       ------
  Net investment income (loss)                         15,457           --
     Net realized gain (loss)                         453,768            3
     Change in unrealized appreciation
       (depreciation) during the period              (643,264)         139
                                                  -----------       ------
  Net increase (decrease) in assets from
    operations                                       (174,039)         142
                                                  -----------       ------
  Changes from principal transactions:
     Transfer of net premiums                         332,051        1,544
     Transfer on terminations                        (121,484)        (140)
     Transfer on policy loans                            (203)          --
     Net interfund transfers                       (6,052,348)         435
                                                  -----------       ------
  Net increase (decrease) in assets from
    principal transactions                         (5,841,984)       1,839
                                                  -----------       ------
  Total increase (decrease) in assets              (6,016,023)       1,981

  Assets, beginning of period                       6,016,023           --
                                                  -----------       ------
  Assets, end of period                                    --       $1,981
                                                  ===========       ======
--------
~~ Terminated as an investment option and funds transferred to International Value Trust on May 2, 2005.
++  Fund available in prior year but no activity.

See accompanying notes.

                                                                          Sub-Account
                                               ------------------------------------------------------------------
                                                     Pacific Rim       Quantitative All Cap Quantitative All Cap
                                                   Trust Series 1         Trust Series 0       Trust Series 1
                                               ----------------------  -------------------- ---------------------
                                               Year Ended  Year Ended       Year Ended      Year Ended Year Ended
                                               Dec. 31/06  Dec. 31/05     Dec. 31/06 ++     Dec. 31/06 Dec. 31/05
                                               ----------  ----------  -------------------- ---------- ----------
Income:
   Dividends                                   $   78,114  $   51,181         $   82         $    928   $ 2,139
Expenses:
   Mortality and expense risk                      46,116      33,430             --              753        52
                                               ----------  ----------         ------         --------   -------
Net investment income (loss)                       31,998      17,751             82              175     2,087
   Net realized gain (loss)                     1,078,836     366,227              4           26,037       319
   Change in unrealized appreciation
     (depreciation) during the period            (439,341)    992,934            111            1,501    (1,577)
                                               ----------  ----------         ------         --------   -------
Net increase (decrease) in assets from
  operations                                      671,493   1,376,912            197           27,713       829
                                               ----------  ----------         ------         --------   -------
Changes from principal transactions:
   Transfer of net premiums                       932,749     475,979          1,554           18,848    27,153
   Transfer on terminations                      (647,909)   (716,554)          (144)          (3,960)   (1,212)
   Transfer on policy loans                       (24,162)      6,685             --          (14,791)       --
   Net interfund transfers                      1,369,954     (50,112)           438          (59,390)    2,987
                                               ----------  ----------         ------         --------   -------
Net increase (decrease) in assets from
  principal transactions                        1,630,632    (284,002)         1,848          (59,293)   28,928
                                               ----------  ----------         ------         --------   -------
Total increase (decrease) in assets             2,302,125   1,092,910          2,045          (31,580)   29,757

Assets, beginning of period                     6,929,233   5,836,323             --           32,673     2,916
                                               ----------  ----------         ------         --------   -------
Assets, end of period                          $9,231,358  $6,929,233         $2,045         $  1,093   $32,673
                                               ==========  ==========         ======         ========   =======

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                        Sub-Account
                                         ------------------------------------------
                                         Quantitative Mid Cap Quantitative Mid Cap
                                            Trust Series 0       Trust Series 1
                                         -------------------- ---------------------
                                              Year Ended      Year Ended Year Ended
                                            Dec. 31/06 ++     Dec. 31/06 Dec. 31/05
                                         -------------------- ---------- ----------
Income:
   Dividends                                       --         $ 130,839         --
Expenses:
   Mortality and expense risk                      --             3,103      2,544
                                                 ----         ---------   --------
Net investment income (loss)                       --           127,736     (2,544)
   Net realized gain (loss)                         1            (1,529)    13,336
   Change in unrealized appreciation
     (depreciation) during the period              42          (116,417)    42,955
                                                 ----         ---------   --------
Net increase (decrease) in assets from
  operations                                       43             9,790     53,747
                                                 ----         ---------   --------
Changes from principal transactions:
   Transfer of net premiums                       694           217,911     71,765
   Transfer on terminations                       (73)          (22,242)   (19,192)
   Transfer on policy loans                        --                --        (22)
   Net interfund transfers                        196          (217,618)   (13,615)
                                                 ----         ---------   --------
Net increase (decrease) in assets from
  principal transactions                          817           (21,949)    38,936
                                                 ----         ---------   --------
Total increase (decrease) in assets               860           (12,159)    92,683

Assets, beginning of period                        --           487,068    394,385
                                                 ----         ---------   --------
Assets, end of period                            $860         $ 474,909   $487,068
                                                 ====         =========   ========

--------
++  Fund available in prior year but no activity.

See accompanying notes.

                                                                    Sub-Account
                                         ------------------------------------------------------------------
                                         Quantitative Value    Quantitative Value    Real Estate Securities
                                           Trust Series 0        Trust Series 1          Trust Series 0
                                         ------------------ ------------------------ ----------------------
                                             Year Ended     Year Ended  Year Ended         Year Ended
                                           Dec. 31/06 ++    Dec. 31/06 Dec. 31/05 ++     Dec. 31/06 ++
                                         ------------------ ---------- ------------- ----------------------
Income:
   Dividends                                       --        $ 2,943         --            $  737,009
Expenses:
   Mortality and expense risk                      --            895         27                    --
                                               ------        -------       ----            ----------
Net investment income (loss)                       --          2,048        (27)              737,009
   Net realized gain (loss)                         3         23,430        649              (100,301)
   Change in unrealized appreciation
     (depreciation) during the period             150            142         --               309,121
                                               ------        -------       ----            ----------
Net increase (decrease) in assets from
  operations                                      153         25,620        622               945,829
                                               ------        -------       ----            ----------
Changes from principal transactions:
   Transfer of net premiums                     1,254             --         --               980,004
   Transfer on terminations                       (74)        (2,392)      (156)              (78,898)
   Transfer on policy loans                        --             --         --                    --
   Net interfund transfers                        354         (3,418)      (466)            3,988,342
                                               ------        -------       ----            ----------
Net increase (decrease) in assets from
  principal transactions                        1,534         (5,810)      (622)            4,889,448
                                               ------        -------       ----            ----------
Total increase (decrease) in assets             1,687         19,810         --             5,835,277

Assets, beginning of period                        --             --         --                    --
                                               ------        -------       ----            ----------
Assets, end of period                          $1,687        $19,810         --            $5,835,277
                                               ======        =======       ====            ==========

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                         Sub-Account
                                         ------------------------------------------
                                           Real Estate Securities   Real Return Bond
                                               Trust Series 1        Trust Series 0
                                         -------------------------  ----------------
                                          Year Ended    Year Ended     Year Ended
                                          Dec. 31/06    Dec. 31/05   Dec. 31/06 ++
                                         ------------  -----------  ----------------
Income:
   Dividends                             $  8,050,634  $ 5,696,781           --
Expenses:
   Mortality and expense risk                 233,063      201,032           --
                                         ------------  -----------      -------
Net investment income (loss)                7,817,571    5,495,749           --
   Net realized gain (loss)                 2,942,349    2,300,759           18
   Change in unrealized appreciation
     (depreciation) during the period       3,039,570   (4,050,057)        (893)
                                         ------------  -----------      -------
Net increase (decrease) in assets from
  operations                               13,799,490    3,746,451         (875)
                                         ------------  -----------      -------
Changes from principal transactions:
   Transfer of net premiums                 2,773,775    3,203,497        9,800
   Transfer on terminations               (11,895,817)  (3,735,390)      (1,639)
   Transfer on policy loans                  (207,472)     (71,285)          --
   Net interfund transfers                 (2,193,878)  (1,953,087)      87,951
                                         ------------  -----------      -------
Net increase (decrease) in assets from
  principal transactions                  (11,523,392)  (2,556,265)      96,112
                                         ------------  -----------      -------
Total increase (decrease) in assets         2,276,098    1,190,186       95,237

Assets, beginning of period                39,627,992   38,437,806           --
                                         ------------  -----------      -------
Assets, end of period                    $ 41,904,090  $39,627,992      $95,237
                                         ============  ===========      =======

--------
++  Fund available in prior year but no activity.

See accompanying notes.

                                                                       Sub-Account
                                         -----------------------------------------------------------------------
                                                                                                Series
                                            Real Return Bond     Science & Technology    Science & Technology
                                             Trust Series 1         Trust Series 0          Trust Series 1
                                         ----------------------  -------------------- --------------------------
                                         Year Ended  Year Ended       Year Ended       Year Ended   Year Ended
                                         Dec. 31/06  Dec. 31/05     Dec. 31/06 ++      Dec. 31/06   Dec. 31/05
                                         ----------  ----------  -------------------- -----------  ------------
Income:
   Dividends                             $   90,802  $   58,163            --                  --            --
Expenses:
   Mortality and expense risk                 9,847       7,035            --              95,580       106,167
                                         ----------  ----------         -----         -----------  ------------
Net investment income (loss)                 80,955      51,128            --             (95,580)     (106,167)
   Net realized gain (loss)                  (3,102)     20,619             4             851,679       415,202
   Change in unrealized appreciation
     (depreciation) during the period       (75,972)    (62,554)          118             203,963      (348,119)
                                         ----------  ----------         -----         -----------  ------------
Net increase (decrease) in assets from
  operations                                  1,881       9,193           122             960,062       (39,084)
                                         ----------  ----------         -----         -----------  ------------
Changes from principal transactions:
   Transfer of net premiums                 339,182     477,070           767           1,369,054     2,330,500
   Transfer on terminations                 (61,199)    (76,309)         (119)         (3,995,688)   (1,675,670)
   Transfer on policy loans                    (416)    (24,241)           --              58,489         8,380
   Net interfund transfers                  565,582    (301,076)          216          (2,055,089)  (10,559,993)
                                         ----------  ----------         -----         -----------  ------------
Net increase (decrease) in assets from
  principal transactions                    843,149      75,444           864          (4,623,234)   (9,896,783)
                                         ----------  ----------         -----         -----------  ------------
Total increase (decrease) in assets         845,030      84,637           986          (3,663,172)   (9,935,867)

Assets, beginning of period               1,669,468   1,584,831            --          20,287,236    30,223,103
                                         ----------  ----------         -----         -----------  ------------
Assets, end of period                    $2,514,498  $1,669,468         $ 986         $16,624,064  $ 20,287,236
                                         ==========  ==========         =====         ===========  ============

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                         Sub-Account
                                               --------------------------------
                                               Short-Term Bond Small Cap Growth
                                               Trust Series 0   Trust Series 0
                                               --------------- ----------------
                                                 Year Ended       Year Ended
                                                Dec. 31/06 ++   Dec. 31/06 ++
                                               --------------- ----------------
Income:
   Dividends                                      $ 23,330                --
Expenses:
   Mortality and expense risk                           --                --
                                                  --------        ----------
Net investment income (loss)                        23,330                --
   Net realized gain (loss)                        (21,712)           (6,735)
   Change in unrealized appreciation
     (depreciation) during the period                   49           195,446
                                                  --------        ----------
Net increase (decrease) in assets from
  operations                                         1,667           188,711
                                                  --------        ----------
Changes from principal transactions:
   Transfer of net premiums                             --           287,659
   Transfer on terminations                         (1,936)          (26,832)
   Transfer on policy loans                             --                --
   Net interfund transfers                          24,952         1,391,314
                                                  --------        ----------
Net increase (decrease) in assets from
  principal transactions                            23,016         1,652,141
                                                  --------        ----------
Total increase (decrease) in assets                 24,683         1,840,852

Assets, beginning of period                             --                --
                                                  --------        ----------
Assets, end of period                             $ 24,683        $1,840,852
                                                  ========        ==========
--------
++  Fund available in prior year but no activity.

See accompanying notes.

                                                                          Sub-Account
                                               ------------------------------------------------------------------
                                               Small Cap Index      Small Cap Index      Small Cap Opportunities
                                               Trust Series 0       Trust Series 1            Trust Series 1
                                               --------------- ------------------------  ------------------------
                                                 Year Ended     Year Ended   Year Ended  Year Ended    Year Ended
                                                Dec. 31/06 ++   Dec. 31/06   Dec. 31/05  Dec. 31/06    Dec. 31/05
                                               --------------- -----------  -----------  ----------  ------------
Income:
   Dividends                                      $ 10,583     $   398,191  $   450,972  $  214,796   $   19,697
Expenses:
   Mortality and expense risk                           --          59,501       52,105      30,190       17,963
                                                  --------     -----------  -----------  ----------   ----------
Net investment income (loss)                        10,583         338,690      398,867     184,606        1,734
   Net realized gain (loss)                        (20,894)        680,809      194,935     424,573      296,913
   Change in unrealized appreciation
     (depreciation) during the period                7,340       1,025,799       12,957      11,087      293,682
                                                  --------     -----------  -----------  ----------   ----------
Net increase (decrease) in assets from
  operations                                        (2,971)      2,045,298      606,759     620,266      592,329
                                                  --------     -----------  -----------  ----------   ----------
Changes from principal transactions:
   Transfer of net premiums                        118,533         999,774      953,242     390,090      332,904
   Transfer on terminations                         (4,852)     (2,195,316)    (466,990)   (436,143)    (280,836)
   Transfer on policy loans                             --          (3,343)      49,463      (9,268)        (169)
   Net interfund transfers                          67,716          38,138    3,529,504     705,870    3,741,257
                                                  --------     -----------  -----------  ----------   ----------
Net increase (decrease) in assets from
  principal transactions                           181,397      (1,160,747)   4,065,219     650,549    3,793,156
                                                  --------     -----------  -----------  ----------   ----------
Total increase (decrease) in assets                178,426         884,551    4,671,978   1,270,815    4,385,485

Assets, beginning of period                             --      11,739,024    7,067,046   6,011,042    1,625,557
                                                  --------     -----------  -----------  ----------   ----------
Assets, end of period                             $178,426     $12,623,575  $11,739,024  $7,281,857   $6,011,042
                                                  ========     ===========  ===========  ==========   ==========

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                      Sub-Account
                                         --------------------------------------
                                           Small Cap           Small Cap
                                         Trust Series 0     Trust Series 1
                                         -------------- -----------------------
                                           Year Ended   Year Ended  Year Ended
                                         Dec. 31/06 ++  Dec. 31/06 Dec. 31/05 ^
                                         -------------- ---------- ------------
Income:
   Dividends                                    --       $ 4,089          --
Expenses:
   Mortality and expense risk                   --           216          15
                                              ----       -------     -------
Net investment income (loss)                    --         3,873         (15)
   Net realized gain (loss)                    480        (4,230)         (7)
   Change in unrealized appreciation
     (depreciation) during the period            0           235         340
                                              ----       -------     -------
Net increase (decrease) in assets from
  operations                                   480          (122)        318
                                              ----       -------     -------
Changes from principal transactions:
   Transfer of net premiums                     --         6,211         517
   Transfer on terminations                    483        (2,395)       (224)
   Transfer on policy loans                     --            --          --
   Net interfund transfers                    (963)       24,879      16,420
                                              ----       -------     -------
Net increase (decrease) in assets from
  principal transactions                      (480)       28,695      16,713
                                              ----       -------     -------
Total increase (decrease) in assets             --        28,573      17,031

Assets, beginning of period                     --        17,031          --
                                              ----       -------     -------
Assets, end of period                           --       $45,604     $17,031
                                              ====       =======     =======
--------
++  Fund available in prior year but no activity.
^ Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.
(j) Terminated as an investment option and funds transferred to Small Cap Opportunity Trust on May 2, 2005.

See accompanying notes.

                                                                Sub-Account
                                         ---------------------------------------------------------
                                         Small Cap Value Small Company Blend     Small Company
                                         Trust Series 0    Trust Series 1        Trust Series 1
                                         --------------- ------------------- ---------------------
                                           Year Ended        Year Ended      Year Ended  Year Ended
                                          Dec. 31/06 ++    Dec. 31/05 (j)    Dec. 31/06  Dec. 31/05
                                         --------------- ------------------- ----------  ----------
Income:
   Dividends                               $  659,586                --      $    8,125   $      4
Expenses:
   Mortality and expense risk                      --             4,230             673        245
                                           ----------        ----------      ----------   --------
Net investment income (loss)                  659,586            (4,230)          7,452       (241)
   Net realized gain (loss)                   (61,769)           (4,367)          1,188      6,841
   Change in unrealized appreciation
     (depreciation) during the period        (186,600)         (227,929)         17,035      1,017
                                           ----------        ----------      ----------   --------
Net increase (decrease) in assets from
  operations                                  411,217          (236,526)         25,675      7,617
                                           ----------        ----------      ----------   --------
Changes from principal transactions:
   Transfer of net premiums                   715,696            27,490         266,446     42,362
   Transfer on terminations                   (58,632)         (100,046)         (4,121)   (89,707)
   Transfer on policy loans                        --            (1,238)             --         --
   Net interfund transfers                  3,338,077        (1,314,266)        985,610     83,695
                                           ----------        ----------      ----------   --------
Net increase (decrease) in assets from
  principal transactions                    3,995,141        (1,388,060)      1,247,935     36,350
                                           ----------        ----------      ----------   --------
Total increase (decrease) in assets         4,406,358        (1,624,586)      1,273,610     43,967

Assets, beginning of period                        --         1,624,586          43,967         --
                                           ----------        ----------      ----------   --------
Assets, end of period                      $4,406,358                --      $1,317,577   $ 43,967
                                           ==========        ==========      ==========   ========

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                          Sub-Account
                                         --------------------------------------------
                                         Small Company Value    Small Company Value
                                           Trust Series 0         Trust Series 1
                                         ------------------- ------------------------
                                             Year Ended       Year Ended   Year Ended
                                            Dec. 31/06 ++     Dec. 31/06   Dec. 31/05
                                         ------------------- -----------  -----------
Income:
   Dividends                                        --       $ 4,388,046  $   428,910
Expenses:
   Mortality and expense risk                       --           136,642      115,206
                                               -------       -----------  -----------
Net investment income (loss)                        --         4,251,404      313,704
   Net realized gain (loss)                        596         1,531,690    2,353,453
   Change in unrealized appreciation
     (depreciation) during the period            3,768        (2,093,977)  (1,242,663)
                                               -------       -----------  -----------
Net increase (decrease) in assets from
  operations                                     4,364         3,689,117    1,424,494
                                               -------       -----------  -----------
Changes from principal transactions:
   Transfer of net premiums                     53,849         4,303,892    4,488,191
   Transfer on terminations                     (3,892)       (8,072,237)  (1,916,909)
   Transfer on policy loans                         --             4,286       (8,957)
   Net interfund transfers                      20,304        (2,333,045)  (2,287,918)
                                               -------       -----------  -----------
Net increase (decrease) in assets from
  principal transactions                        70,261        (6,097,104)     274,407
                                               -------       -----------  -----------
Total increase (decrease) in assets             74,625        (2,407,987)   1,698,901

Assets, beginning of period                         --        26,095,828   24,396,927
                                               -------       -----------  -----------
Assets, end of period                          $74,625       $23,687,841  $26,095,828
                                               =======       ===========  ===========

--------
++  Fund available in prior year but no activity.

See accompanying notes.

                                                                 Sub-Account
                                         -----------------------------------------------------------
                                             Special Value     Strategic Bond     Strategic Bond
                                            Trust Series 1     Trust Series 0     Trust Series 1
                                         --------------------  -------------- ----------------------
                                         Year Ended Year Ended   Year Ended   Year Ended  Year Ended
                                         Dec. 31/06 Dec. 31/05 Dec. 31/06 ++  Dec. 31/06  Dec. 31/05
                                         ---------- ---------- -------------- ----------  ----------
Income:
   Dividends                             $  35,048   $  1,101         --      $  349,479  $  104,231
Expenses:
   Mortality and expense risk                1,596      1,480         --          30,307      23,638
                                         ---------   --------       ----      ----------  ----------
Net investment income (loss)                33,452       (379)        --         319,172      80,593
   Net realized gain (loss)                 15,101      5,043         18         (36,577)    102,238
   Change in unrealized appreciation
     (depreciation) during the period      (11,507)    13,482          0          49,719    (100,942)
                                         ---------   --------       ----      ----------  ----------
Net increase (decrease) in assets from
  operations                                37,046     18,146         18         332,314      81,889
                                         ---------   --------       ----      ----------  ----------
Changes from principal transactions:
   Transfer of net premiums                164,070     39,101         --       1,100,588     878,464
   Transfer on terminations                 (7,006)    (7,980)      (686)       (479,632)   (303,891)
   Transfer on policy loans                     --         --         --             713         202
   Net interfund transfers                (132,743)    34,544        668        (712,282)   (260,453)
                                         ---------   --------       ----      ----------  ----------
Net increase (decrease) in assets from
  principal transactions                    24,321     65,665        (18)        (90,613)    314,322
                                         ---------   --------       ----      ----------  ----------
Total increase (decrease) in assets         61,367     83,811         --         241,701     396,211

Assets, beginning of period                309,231    225,420         --       5,217,823   4,821,612
                                         ---------   --------       ----      ----------  ----------
Assets, end of period                    $ 370,598   $309,231         --      $5,459,524  $5,217,823
                                         =========   ========       ====      ==========  ==========

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                       Sub-Account
                                         ---------------------------------------
                                         Strategic Growth    Strategic Income
                                          Trust Series 1      Trust Series 1
                                         ---------------- ----------------------
                                            Year Ended    Year Ended  Year Ended
                                          Dec. 31/05 (h)  Dec. 31/06  Dec. 31/05
                                         ---------------- ----------  ----------
Income:
   Dividends                               $    22,052    $   18,156  $   42,262
Expenses:
   Mortality and expense risk                    1,619         5,454       2,001
                                           -----------    ----------  ----------
Net investment income (loss)                    20,433        12,702      40,261
   Net realized gain (loss)                     31,411        (2,157)      1,191
   Change in unrealized appreciation
     (depreciation) during the period         (111,325)       25,116     (29,060)
                                           -----------    ----------  ----------
Net increase (decrease) in assets from
  operations                                   (59,481)       35,661      12,392
                                           -----------    ----------  ----------
Changes from principal transactions:
   Transfer of net premiums                     43,285       288,069      31,429
   Transfer on terminations                    (14,017)      (49,100)    (13,544)
   Transfer on policy loans                         --            (3)       (124)
   Net interfund transfers                  (1,009,266)     (837,587)  1,014,937
                                           -----------    ----------  ----------
Net increase (decrease) in assets from
  principal transactions                      (979,998)     (598,621)  1,032,698
                                           -----------    ----------  ----------
Total increase (decrease) in assets         (1,039,479)     (562,960)  1,045,090

Assets, beginning of period                  1,039,479     1,075,257      30,167
                                           -----------    ----------  ----------
Assets, end of period                               --    $  512,297  $1,075,257
                                           ===========    ==========  ==========

--------
(h) Terminatead as an investment option and funds transferred to U.S. Global Leaders Growth Trust on May 2, 2005.
++    Fund available in prior year but no activity.
++ c Terminated as an investment option and funds transferred to Large Cap Value Trust on Dec. 4, 2006. Fund available in prior year but no activity.

See accompanying notes.

                                                                   Sub-Account
                                         ---------------------------------------------------------------
                                         Strategic Opportunities Strategic Opportunities Strategic Value
                                             Trust Series 0          Trust Series 1      Trust Series 0
                                         ----------------------- ----------------------  ---------------
                                               Year Ended        Year Ended  Year Ended    Year Ended
                                              Dec. 31/06 ++      Dec. 31/06  Dec. 31/05  Dec. 31/06 ++ c
                                         ----------------------- ----------  ----------  ---------------
Income:
   Dividends                                        --           $      577  $   18,691       $ 277
Expenses:
   Mortality and expense risk                       --               28,728      26,579          --
                                                  ----           ----------  ----------       -----
Net investment income (loss)                        --              (28,151)     (7,888)        277
   Net realized gain (loss)                         --              489,721     108,570        (181)
   Change in unrealized appreciation
     (depreciation) during the period                8               41,827     319,582           0
                                                  ----           ----------  ----------       -----
Net increase (decrease) in assets from
  operations                                         8              503,397     420,264          96
                                                  ----           ----------  ----------       -----
Changes from principal transactions:
   Transfer of net premiums                         83              600,267     401,814         958
   Transfer on terminations                         (8)            (739,778)   (620,348)        (90)
   Transfer on policy loans                         --              107,464      (1,187)         --
   Net interfund transfers                          23             (639,091)    173,814        (964)
                                                  ----           ----------  ----------       -----
Net increase (decrease) in assets from
  principal transactions                            98             (671,138)    (45,907)        (96)
                                                  ----           ----------  ----------       -----
Total increase (decrease) in assets                106             (167,741)    374,357          --

Assets, beginning of period                         --            5,106,599   4,732,242          --
                                                  ----           ----------  ----------       -----
Assets, end of period                             $106           $4,938,858  $5,106,599          --
                                                  ====           ==========  ==========       =====

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                              Sub-Account
                                         ---------------------------------------------------------
                                         Strategic Value Trust Series 1 Total Return Trust Series 0
                                         ------------------------------ ---------------------------
                                           Year Ended      Year Ended           Year Ended
                                         Dec. 31/06 (c)    Dec. 31/05          Dec. 31/06 ++
                                         --------------    ----------   ---------------------------
Income:
   Dividends                               $  26,523       $  19,083                   --
Expenses:
   Mortality and expense risk                  1,250           5,018                   --
                                           ---------       ---------             --------
Net investment income (loss)                  25,273          14,065                   --
   Net realized gain (loss)                   39,294          25,957                1,032
   Change in unrealized appreciation
     (depreciation) during the period         (4,326)        (91,372)               2,677
                                           ---------       ---------             --------
Net increase (decrease) in assets from
  operations                                  60,241         (51,350)               3,709
                                           ---------       ---------             --------
Changes from principal transactions:
   Transfer of net premiums                  155,352          56,440               69,283
   Transfer on terminations                  (56,288)       (623,336)              (8,043)
   Transfer on policy loans                       --              --                   --
   Net interfund transfers                  (246,473)       (127,478)             325,619
                                           ---------       ---------             --------
Net increase (decrease) in assets from
  principal transactions                    (147,409)       (694,374)             386,859
                                           ---------       ---------             --------
Total increase (decrease) in assets          (87,168)       (745,724)             390,568

Assets, beginning of period                   87,168         832,892                   --
                                           ---------       ---------             --------
Assets, end of period                             --       $  87,168             $390,568
                                           =========       =========             ========

--------
(c)Terminated as an investment option and funds transferred to Large Cap Value Trust on December 4, 2006.
++ Fund available in prior year but no activity.

See accompanying notes.

                                                                          Sub-Account
                                         ----------------------------------------------------------------------------
                                                                     Total Stock Market Index Total Stock Market Index
                                         Total Return Trust Series 1      Trust Series 0           Trust Series 1
                                         --------------------------- ------------------------ -----------------------
                                          Year Ended    Year Ended          Year Ended         Year Ended  Year Ended
                                          Dec. 31/06    Dec. 31/05        Dec. 31/06 ++        Dec. 31/06  Dec. 31/05
                                         ------------  ------------  ------------------------ -----------  ----------
Income:
   Dividends                             $  1,285,963  $  2,249,068               --          $    57,196  $   30,875
Expenses:
   Mortality and expense risk                 162,013       205,186               --               17,229      15,894
                                         ------------  ------------           ------          -----------  ----------
Net investment income (loss)                1,123,950     2,043,882               --               39,967      14,981
   Net realized gain (loss)                  (777,149)     (298,985)              --              345,518     158,751
   Change in unrealized appreciation
     (depreciation) during the period         677,233      (781,786)              (8)              82,756     (11,247)
                                         ------------  ------------           ------          -----------  ----------
Net increase (decrease) in assets from
  operations                                1,024,034       963,111               (8)             468,241     162,485
                                         ------------  ------------           ------          -----------  ----------
Changes from principal transactions:
   Transfer of net premiums                 4,883,577     5,960,390               --              139,877     456,605
   Transfer on terminations               (10,473,292)   (3,595,874)              --             (264,963)   (314,313)
   Transfer on policy loans                      (819)      (20,285)              --                   --         476
   Net interfund transfers                 (8,964,975)  (10,329,597)           1,723           (1,282,841)    930,146
                                         ------------  ------------           ------          -----------  ----------
Net increase (decrease) in assets from
  principal transactions                  (14,555,509)   (7,985,366)           1,723           (1,407,927)  1,072,914
                                         ------------  ------------           ------          -----------  ----------
Total increase (decrease) in assets       (13,531,475)   (7,022,255)           1,715             (939,686)  1,235,399

Assets, beginning of period                42,371,818    49,394,073               --            3,807,527   2,572,128
                                         ------------  ------------           ------          -----------  ----------
Assets, end of period                    $ 28,840,343  $ 42,371,818           $1,715          $ 2,867,841  $3,807,527
                                         ============  ============           ======          ===========  ==========

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                              Sub-Account
                                         ----------------------------------------------------
                                                                        U.S. Global Leaders
                                          U.S. Core Trust Series 1     Growth Trust Series 1
                                         --------------------------  -------------------------
                                           Year Ended    Year Ended  Year Ended   Year Ended
                                         Dec. 31/06 (g)  Dec. 31/05  Dec. 31/06  Dec. 31/05 ++
                                         -------------- -----------  ----------  -------------
Income:
   Dividends                              $ 2,009,688   $   605,754  $   10,457   $   21,640
Expenses:
   Mortality and expense risk                  81,729        87,017       4,151        3,729
                                          -----------   -----------  ----------   ----------
Net investment income (loss)                1,927,959       518,737       6,306       17,911
   Net realized gain (loss)                   (31,873)      885,708      22,132       13,359
   Change in unrealized appreciation
     (depreciation) during the period        (565,624)   (1,099,656)    (33,718)      66,198
                                          -----------   -----------  ----------   ----------
Net increase (decrease) in assets from
  operations                                1,330,462       304,789      (5,280)      97,468
                                          -----------   -----------  ----------   ----------
Changes from principal transactions:
   Transfer of net premiums                 1,057,532     1,132,428     155,111      120,102
   Transfer on terminations                (1,071,864)   (1,809,316)   (311,167)     (95,802)
   Transfer on policy loans                    21,777       (37,371)         61          100
   Net interfund transfers                   (629,805)       (5,695)   (249,515)     979,083
                                          -----------   -----------  ----------   ----------
Net increase (decrease) in assets from
  principal transactions                     (622,360)     (719,954)   (405,510)   1,003,483
                                          -----------   -----------  ----------   ----------
Total increase (decrease) in assets           708,102      (415,165)   (410,790)   1,100,951

Assets, beginning of period                15,776,383    16,191,548   1,100,951           --
                                          -----------   -----------  ----------   ----------
Assets, end of period                     $16,484,485   $15,776,383  $  690,161   $1,100,951
                                          ===========   ===========  ==========   ==========

--------
(g)Fund renamed on May 1, 2006. Previously known as Growth & Income Trust. ++ Fund available in prior year but no activity.

See accompanying notes.

                                                                                         Sub-Account
                                                                ------------------------------------------------------------
                                                                U.S. Government     U.S. Government
                                                                  Secur ities          Securities        U.S. High Yield Bond
                                                                Trust Series 0       Trust Series 1         Trust Series 0
                                                                --------------- -----------------------  --------------------
                                                                  Year Ended     Year Ended  Year Ended       Year Ended
                                                                 Dec. 31/06 ++   Dec. 31/06  Dec. 31/05     Dec. 31/06 ++
                                                                --------------- -----------  ----------  --------------------
Income:
   Dividends                                                           --       $   567,693  $  325,470             --
Expenses:
   Mortality and expense risk                                          --            48,276      46,019             --
                                                                     ----       -----------  ----------         ------
Net investment income (loss)                                           --           519,417     279,451             --
   Net realized gain (loss)                                            --          (315,149)    (60,923)             4
   Change in unrealized appreciation (depreciation) during the
     period                                                             8           163,981    (126,220)           199
                                                                     ----       -----------  ----------         ------
Net increase (decrease) in assets from operations                       8           368,249      92,308            203
                                                                     ----       -----------  ----------         ------
Changes from principal transactions:
   Transfer of net premiums                                           300         1,599,478   2,691,564          3,637
   Transfer on terminations                                           (23)       (1,591,435)   (601,199)          (302)
   Transfer on policy loans                                            --            (1,823)    (17,078)            --
   Net interfund transfers                                             85           743,579    (427,261)         1,026
                                                                     ----       -----------  ----------         ------
Net increase (decrease) in assets from principal transactions         362           749,799   1,646,026          4,361
                                                                     ----       -----------  ----------         ------
Total increase (decrease) in assets                                   370         1,118,048   1,738,334          4,564

Assets, beginning of period                                            --         9,984,112   8,245,778             --
                                                                     ----       -----------  ----------         ------
Assets, end of period                                                $370       $11,102,160  $9,984,112         $4,564
                                                                     ====       ===========  ==========         ======

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                       Sub-Account
                                           ----------------------------------
                                           U.S. High Yield Bond U.S. Large Cap
                                              Trust Series 1    Trust Series 0
                                           -------------------- --------------
                                                Year Ended        Year Ended
                                              Dec. 31/06 ++     Dec. 31/06 ++
                                           -------------------- --------------
  Income:
     Dividends                                        --                --
  Expenses:
     Mortality and expense risk                        9                --
                                                  ------            ------
  Net investment income (loss)                        (9)               --
     Net realized gain (loss)                          2               871
     Change in unrealized appreciation
       (depreciation) during the period              172                 0
                                                  ------            ------
  Net increase (decrease) in assets from
    operations                                       165               871
                                                  ------            ------
  Changes from principal transactions:
     Transfer of net premiums                        282                --
     Transfer on terminations                        (49)           (1,974)
     Transfer on policy loans                         --                --
     Net interfund transfers                       2,383             1,103
                                                  ------            ------
  Net increase (decrease) in assets from
    principal transactions                         2,616              (871)
                                                  ------            ------
  Total increase (decrease) in assets              2,781                --

  Assets, beginning of period                         --                --
                                                  ------            ------
  Assets, end of period                           $2,781                --
                                                  ======            ======
--------
++ Fund available in prior year but no activity.

See accompanying notes.

                                                                         Sub-Account
                                         -------------------------------------------------------------------------------
                                         U.S. Large Cap Trust Series 1 Utilities Trust Series 0 Utilities Trust Series 1
                                         ----------------------------- ------------------------ -------------------------
                                          Year Ended     Year Ended           Year Ended          Year Ended  Year Ended
                                          Dec. 31/06     Dec. 31/05         Dec. 31/06 ++         Dec. 31/06   Dec. 31/05
                                          -----------    -----------   ------------------------ ------------ ------------
Income:
   Dividends                             $   123,657    $    93,489                 --           $  312,030   $   81,868
Expenses:
   Mortality and expense risk                131,783        134,525                 --               10,239        6,969
                                          -----------    -----------            ------           ----------   ----------
Net investment income (loss)                  (8,126)       (41,036)                --              301,791       74,899
   Net realized gain (loss)                  841,022        495,701                  5              107,775       60,629
   Change in unrealized appreciation
     (depreciation) during the period      1,267,046        619,166                256              199,624       87,129
                                          -----------    -----------            ------           ----------   ----------
Net increase (decrease) in assets from
  operations                               2,099,942      1,073,831                261              609,190      222,657
                                          -----------    -----------            ------           ----------   ----------
Changes from principal transactions:
   Transfer of net premiums                1,352,023      1,723,981              1,606              430,714      292,142
   Transfer on terminations               (2,482,289)    (2,437,739)               (59)            (249,088)     (41,249)
   Transfer on policy loans                  (44,076)        27,193                 --              (10,151)      (2,831)
   Net interfund transfers                  (540,586)      (444,512)               453             (547,240)   1,240,265
                                          -----------    -----------            ------           ----------   ----------
Net increase (decrease) in assets from
  principal transactions                  (1,714,928)    (1,131,077)             2,000             (375,765)   1,488,327
                                          -----------    -----------            ------           ----------   ----------
Total increase (decrease) in assets          385,014        (57,246)             2,261              233,425    1,710,984

Assets, beginning of period               22,779,517     22,836,763                 --            2,200,446      489,462
                                          -----------    -----------            ------           ----------   ----------
Assets, end of period                    $23,164,531    $22,779,517             $2,261           $2,433,871   $2,200,446
                                          ===========    ===========            ======           ==========   ==========

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                               Sub-Account
                                         ------------------------------------------------------
                                            Value Trust Series 1               Total
                                         -------------------------  ---------------------------
                                          Year Ended   Year Ended     Year Ended    Year Ended
                                          Dec. 31/06   Dec. 31/05     Dec. 31/06    Dec. 31/05
                                         -----------  ------------  -------------  ------------
Income:
   Dividends                             $ 1,587,475  $     56,502  $  53,421,166  $ 22,903,011
Expenses:
   Mortality and expense risk                 54,488        56,755      3,910,285     3,546,389
                                         -----------  ------------  -------------  ------------
Net investment income (loss)               1,532,987          (253)    49,510,881    19,356,622
   Net realized gain (loss)                  749,169       693,338     32,846,305    29,910,849
   Change in unrealized appreciation
     (depreciation) during the period       (628,530)       44,915      8,955,229    (8,176,520)
                                         -----------  ------------  -------------  ------------
   Net increase (decrease) in assets
     from operations                       1,653,626       738,000     91,312,415    41,090,951
                                         -----------  ------------  -------------  ------------
Changes from principal transactions:
   Transfer of net premiums                1,545,867     1,587,703    103,202,662    93,226,794
   Transfer on terminations                 (668,407)     (548,553)  (120,216,284)  (66,979,008)
   Transfer on policy loans                  (18,564)       (3,802)      (507,373)     (351,004)
   Net interfund transfers                (4,006,735)  (14,588,210)    (4,432,694)   (6,962,283)
                                         -----------  ------------  -------------  ------------
   Net increase (decrease) in assets
     from principal transactions          (3,147,839)  (13,552,862)   (21,953,689)   18,934,499
                                         -----------  ------------  -------------  ------------
Total increase (decrease) in assets       (1,494,213)  (12,814,862)    69,358,726    60,025,450

Assets, beginning of period                9,906,015    22,720,877    741,952,406   681,926,956
                                         -----------  ------------  -------------  ------------
Assets, end of period                    $ 8,411,802  $  9,906,015  $ 811,311,132  $741,952,406
                                         ===========  ============  =============  ============

See accompanying notes.

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

                         Notes to Financial Statements

                               December 31, 2006

1. Organization

John Hancock Life Insurance Company (U.S.A.) Separate Account N (the "Account") is a separate account administered and sponsored by John Hancock Life Insurance Company (U.S.A.) ("JHUSA" or the "Company"). The Account operates as a Unit Investment Trust registered under the Investment Company Act of 1940, as amended (the "Act") and has eighty-one active investment sub-accounts that invest in shares of a particular John Hancock Trust (the "Trust") portfolio and one sub-account that invests in shares of other outside investment trusts. The Trust is registered under the Act as an open-end management investment company, commonly known as a mutual fund, which does not transact with the general public. Instead, the Trust deals primarily with insurance companies by providing the investment medium for variable contracts. The Account is a funding vehicle for the allocation of net premiums under variable universal life insurance contracts (the "Contracts") issued by the Company.

The Company is a stock life insurance company incorporated under the laws of Michigan in 1979. The Company is a wholly owned subsidiary of Manulife Financial Corporation ("MFC"), a Canadian based publicly traded life insurance company.

The Company is required to maintain assets in the Account with a total fair value at least equal to the reserves and other liabilities relating to the variable benefits under all Contracts participating in the Account. These assets may not be charged with liabilities which arise from any other business the Company conducts. However, all obligations under the Contracts are general corporate obligations of the Company.

Additional assets are held in the Company's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

Each sub-account that invests in Portfolios of the John Hancock Trust may offer two classes of units to fund the Contracts issued by the Company. These classes, Series 1 and Series 0 represent an interest in the same Trust Portfolio but in different share classes of that Portfolio. Series 1 represents interests in Series I shares of the Portfolio and Series 0 represents interests in Series NAV shares of the Trust's Portfolio. Series I and Series NAV shares differ in the level of 12b-1 fees and other expenses assessed against the Portfolio's assets.

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

As the result of portfolio changes, the following sub-accounts of the Account were renamed as follows:

Previous Name                          New Name                               Effective Date
-------------                          -------------------------------------  --------------
Growth & Income Trust                  U.S. Core Trust                         May 1, 2006
Growth & Income Trust II               Growth & Income Trust                   May 1, 2006
International Equity Index Fund        International Equity Index Trust A      May 2, 2005
International Stock Trust              International Core Trust                May 1, 2006
Lifestyle Aggressive 1000 Trust        Lifestyle Aggressive Trust              May 1, 2006
Lifestyle Balanced 640 Trust           Lifestyle Balanced Trust                May 1, 2006
Lifestyle Conservative 280 Trust       Lifestyle Conservative Trust            May 1, 2006
Lifestyle Growth 820 Trust             Lifestyle Growth Trust                  May 1, 2006
Lifestyle Moderate 460 Trust           Lifestyle Moderate Trust                May 1, 2006

Effective May 1, 2006, the following sub-account of the Account was terminated as an investment option and the fund was transferred to an existing sub-account fund as follows:

                   Terminated           Funds Transferred To
                   ----------           --------------------
                   Large Cap Growth     Capital
                   Trust                Appreciation Trust

Effective December 4, 2006, the following sub-accounts of the Account were terminated as investment options and the funds were transferred to existing sub-account funds as follows:

                   Terminated           Funds Transferred To
                   ----------           --------------------
                   Mid Cap Core Trust   Mid Cap Index Trust
                   Strategic Value      Large Cap Value
                   Trust                Trust

Effective May 2, 2005, the following sub-accounts of the Account were terminated as investment options and the funds were transferred to existing sub-account funds as follows:

                 Terminated                Funds Transferred To
                 ----------                --------------------
                 Aggressive Growth Trust   Mid Cap Stock Trust
                 Diversified Bond Trust    Active Bond Trust
                 Equity Index Trust        500 Index Trust B
                 Overseas Trust            International Value
                                           Trust
                 Small Company Blend Trust Small Cap
                                           Opportunities Trust
                 Strategic Growth Trust    U.S. Global Leaders
                                           Growth Trust

Where a fund has two series, the changes noted above apply to both Series 0 and Series 1.

2. Significant Accounting Policies

Investments of each sub-account consist of shares in the respective portfolios of the Trust. These shares are carried at fair value which is calculated using the fair value of the investment securities underlying each Trust portfolio. Transactions are recorded on the trade

        John Hancock Life Insurance Company (U.S.A.) Separate Account N date. Income from dividends is recorded on the ex-dividend date. Realized gains and losses on the sale of investments are computed on the basis of the specifically identified cost of the investment sold.

In addition to the Account, a contract holder may also allocate funds to the fixed account contained within the Company's general account. Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933 and the Company's general account has not been registered as an investment company under the Act. Net interfund transfers include interfund transfers between separate and general accounts.

The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (the "Code"). Under the current provisions of the Code, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the Contracts. Based on this, no charge is being made currently to the Account for federal income taxes. The Company will periodically reassess this position taking into account changes in the tax law. Such a charge may be made in future years for any federal income taxes that would be attributable to the Contracts.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported herein. Actual results could differ from those estimates.

3. Mortality and Expense Risks Charge

The Company deducts from the assets of the Account a daily charge equivalent to annual rates between 0.30% and 0.70% of the average net value of the Account's assets for the assumption of mortality and expense risks.

4. Contract Charges

The Company deducts certain charges from gross premiums before placing the remaining net premiums in the sub-account. In the event of a surrender by the contract holder, surrender charges may be levied by the Company against the contract value at the time of termination to cover sales and administrative expenses associated with underwriting and issuing the Contract. Additionally, each month a deduction consisting of an administration charge, a charge for cost of insurance and charges for supplementary benefits is deducted from the contract value. Contract charges are paid through the redemption of sub-account units and are reflected as terminations.

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

5. Purchases and Sales of Investments

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2006 were as follows:

                                                         Purchases     Sales
                                                        ----------- -----------
Sub-Accounts:
   500 Index Trust B Series 0                           $10,120,469 $17,828,361
   500 Index Trust Series 1                               8,304,827   9,744,701
   Active Bond Trust Series 0                               500,675     382,178
   Active Bond Trust Series 1                             1,522,865   1,299,254
   All Asset Portfolio Series 1                             522,633     261,665
   All Cap Core Trust Series 0                                  285          10
   All Cap Core Trust Series 1                            2,366,156   1,358,246
   All Cap Growth Trust Series 0                                816          29
   All Cap Growth Trust Series 1                          1,850,686   5,695,441
   All Cap Value Trust Series 0                                 283          10
   All Cap Value Trust Series 1                           1,694,832   1,282,304
   American Blue Chip Income and Growth Trust Series 1    4,952,029   2,546,971
   American Bond Trust Series 1                             452,448      49,794
   American Growth Trust Series 1                        12,934,332   5,159,799
   American Growth-Income Trust Series 1                  1,216,857   1,291,290
   American International Trust Series 1                 17,535,439   5,525,307
   Blue Chip Growth Trust Series 0                          655,201      12,513
   Blue Chip Growth Trust Series 1                       11,820,147  19,703,920
   Bond Index Trust B Series 0                            1,658,692      72,029
   Capital Appreciation Trust Series 0                      108,769       7,915
   Capital Appreciation Trust Series 1                    9,723,911   3,733,697
   Classic Value Trust Series 0                                 663          24
   Classic Value Trust Series 1                             770,966     183,658
   Core Bond Trust Series 1                                     286          10
   Core Equity Trust Series 0                                 5,956         218
   Core Equity Trust Series 1                               467,780      88,928
   Dynamic Growth Trust Series 0                             28,372       3,407
   Dynamic Growth Trust Series 1                          5,187,949   6,014,537
   Emerging Growth Trust Series 0                               612          22
   Emerging Growth Trust Series 1                           641,120     336,011
   Emerging Small Company Trust Series 0                    133,175      10,167
   Emerging Small Company Trust Series 1                 13,300,687  21,892,039
   Equity-Income Trust Series 0                           7,421,975     841,976
   Equity-Income Trust Series 1                          20,020,532  22,247,521
   Financial Services Trust Series 0                            933          35
   Financial Services Trust Series 1                      2,082,379     238,004
   Fundamental Value Trust Series 0                          99,163       1,974
   Fundamental Value Trust Series 1                       2,405,217   1,255,951
   Global Allocation Trust Series 0                             377          13

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

                                                         Purchases     Sales
                                                        ----------- -----------
Sub-Accounts:
   Global Allocation Trust Series 1                     $ 2,791,590 $ 1,492,533
   Global Bond Trust Series 0                             3,537,369     444,704
   Global Bond Trust series 1                             3,340,382   3,702,222
   Global Trust Series 0                                     99,048       3,017
   Global Trust Series 1                                  3,241,169   2,895,163
   Growth & Income Trust Series 0                         1,231,209      27,089
   Health Sciences Trust Series 0                             1,997          72
   Health Sciences Trust Series 1                         4,060,486   3,231,118
   High Yield Trust Series 0                                135,178       7,599
   High Yield Trust Series 1                              6,809,244  12,731,007
   Income & Value Trust Series 0                             33,407         626
   Income & Value Trust Series 1                          3,237,931   8,585,085
   International Core Trust Series 0                          6,514         277
   International Core Trust Series 1                      7,737,069  14,703,164
   International Equity Index Trust A Series 1            3,253,602   1,458,942
   International Equity Index Trust B Series 0            6,136,408   6,179,893
   International Opportunities Trust Series 0               179,623       4,722
   International Opportunities Trust Series 1             3,584,413   1,558,595
   International Small Cap Trust Series 0                    14,177         373
   International Small Cap Trust Series 1                 2,677,088   2,217,434
   International Value Trust Series 0                         2,222          18
   International Value Trust Series 1                    16,664,769  12,746,072
   Investment Quality Bond Trust Series 1                 6,477,131  16,436,025
   Large Cap Growth Trust Series 1                          792,876   7,456,056
   Large Cap Trust Series 0                                     779          28
   Large Cap Trust Series 1                                  31,569       2,053
   Large Cap Value Trust Series 0                             3,343           6
   Large Cap Value Trust Series 1                         4,797,905   3,372,733
   Lifestyle Aggressive Trust Series 0                        7,151         569
   Lifestyle Aggressive Trust Series 1                    4,160,377   1,821,380
   Lifestyle Balanced Trust Series 0                      1,321,175      32,001
   Lifestyle Balanced Trust Series 1                      7,804,705  10,833,121
   Lifestyle Conservative Trust Series 0                      1,293           8
   Lifestyle Conservative Trust Series 1                  1,910,327   6,470,133
   Lifestyle Growth Trust Series 0                        1,396,184      52,450
   Lifestyle Growth Trust Series 1                        4,579,364   1,493,629
   Lifestyle Moderate Trust Series 0                         12,136         280
   Lifestyle Moderate Trust Series 1                      3,668,002   3,608,566
   Managed Trust Series 0                                   821,093     692,995
   Mid Cap Core Trust Series 0                                  309         271
   Mid Cap Core Trust Series 1                            2,594,471   3,237,127
   Mid Cap Index Trust Series 0                             328,454       8,649
   Mid Cap Index Trust Series 1                           4,578,258   4,548,585
   Mid Cap Stock Trust Series 0                             143,792      11,545
   Mid Cap Stock Trust Series 1                           7,701,459   8,981,759

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

                                                         Purchases     Sales
                                                        ----------- -----------
Sub-Accounts:
   Mid Cap Value Trust Series 0                         $   102,253 $     8,863
   Mid Cap Value Trust Series 1                          18,525,339  17,396,171
   Mid Value Trust Series 0                                 876,959      60,105
   Money Market Trust B Series 0                         11,304,497   4,371,437
   Money Market Trust Series 1                           92,109,224  58,110,873
   Natural Resources Trust Series 0                           3,831         132
   Natural Resources Trust Series 1                      10,708,357   8,762,735
   Overseas Equity Trust Series 0                         1,113,558      19,819
   Pacific Rim Trust Series 0                                 1,906          68
   Pacific Rim Trust Series 1                             7,987,883   6,325,254
   Quantitative All Cap Trust Series 0                        1,999          70
   Quantitative All Cap Trust Series 1                      699,025     758,143
   Quantitative Mid Cap Trust Series 0                          847          30
   Quantitative Mid Cap Trust Series 1                      580,582     474,794
   Quantitative Value Trust Series 0                          1,592          58
   Quantitative Value Trust Series 1                        241,762     245,524
   Real Estate Securities Trust Series 0                  6,444,337     817,881
   Real Estate Securities Trust Series 1                 15,634,983  19,340,805
   Real Return Bond Trust Series 0                           98,079       1,966
   Real Return Bond Trust Series 1                        1,559,999     635,895
   Science & Technology Trust Series 0                          897          34
   Science & Technology Trust Series 1                    6,178,099  10,896,913
   Short-Term Bond Trust Series 0                           788,729     742,384
   Small Cap Growth Trust Series 0                        1,738,086      85,946
   Small Cap Index Trust Series 0                           534,327     342,346
   Small Cap Index Trust Series 1                         3,290,914   4,112,972
   Small Cap Opportunities Trust Series 1                 4,519,835   3,684,680
   Small Cap Trust Series 0                                  69,654      70,134
   Small Cap Trust Series 1                                  65,893      33,325
   Small Cap Value Trust Series 0                         5,264,026     609,300
   Small Company Trust Series 1                           1,496,774     241,386
   Small Company Value Trust Series 0                        82,972      12,710
   Small Company Value Trust Series 1                    19,427,074  21,272,775
   Special Value Trust Series 1                             293,410     235,637
   Strategic Bond Trust Series 0                                613         631
   Strategic Bond Trust Series 1                          3,223,975   2,995,415
   Strategic Income Trust Series 1                          548,746   1,134,665
   Strategic Opportunities Trust Series 0                       101           4
   Strategic Opportunities Trust Series 1                 2,231,424   2,930,712
   Strategic Value Trust Series 0                             1,498       1,317
   Strategic Value Trust Series 1                         3,016,726   3,138,862
   Total Return Trust Series 0                              415,745      28,886
   Total Return Trust Series 1                           17,107,406  30,538,964
   Total Stock Market Index Trust Series 0                    1,723          --
   Total Stock Market Index Trust Series 1                1,854,551   3,222,512

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

                                                      Purchases      Sales
                                                     ------------ ------------
  Sub-Accounts:
     U.S. Core Trust Series 1                        $  6,243,069 $  4,937,471
     U.S. Global Leaders Growth Trust Series 1            348,384      747,588
     U.S. Government Securities Trust Series 0                374           13
     U.S. Government Securities Trust Series 1          9,682,876    8,413,660
     U.S. High Yield Bond Trust Series 0                    4,520          160
     U.S. High Yield Bond Trust Series 1                    2,666           58
     U.S. Large Cap Trust Series 0                        101,128      101,999
     U.S. Large Cap Trust Series 1                      4,321,066    6,044,121
     Utilities Trust Series 0                               2,077           77
     Utilities Trust Series 1                           1,512,204    1,586,178
     Value Trust Series 1                               6,603,041    8,217,893
                                                     ------------ ------------
                                                     $531,389,157 $503,831,974
                                                     ============ ============

6. Transactions with Affiliates

John Hancock Distributors LLC, a registered broker-dealer and wholly owned subsidiary of JHUSA, acts as the principal underwriter of the Contracts pursuant to a distribution agreement with the Company. Contracts are sold by registered representatives of either John Hancock Distributors LLC or other broker-dealers having distribution agreements with John Hancock Distributors LLC who are also authorized as variable life insurance agents under applicable state insurance laws. Registered representatives are compensated on a commission basis.

JHUSA has a formal service agreement with its ultimate parent company, MFC, which can be terminated by either party upon two months' notice. Under this Agreement, JHUSA pays for legal, actuarial, investment and certain other administrative services.

The majority of the investments held by the Account are invested in the Trust (Note 1).

Mortality and expense risk charges, as described in Note 3, are paid to JHUSA.

7. Diversification Requirements

The Internal Revenue Service has issued regulations under Section 817(h) of the Internal Revenue Code. Under the provisions of Section 817(h) of the Code, a variable life contract will not be treated as a life contract for federal tax purposes for any period for which the investments of the Separate Account on which the contract is based are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if

        John Hancock Life Insurance Company (U.S.A.) Separate Account N the underlying investments satisfy either a statutory safe harbour test or diversification requirements set forth in regulations issued by the Secretary of Treasury. The Company believes that the Account satisfies the current requirements of the regulations, and it intends that the Account will continue to meet such requirements.

8. Financial Highlights

The Account is a funding vehicle for a number of variable universal life insurance products which have unique combinations of features and fees that are charged against the contract owner's account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

The following table was developed by determining which products offered by the Company have the lowest and highest total return. Only product designs within each sub-account that had units outstanding during the period were considered when determining the lowest and highest total return. The summary may not reflect the minimum and maximum mortality and expense risk charge offered by the Company as contract owners may not have selected all available and applicable contract options as discussed in Note 3.

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

8. Financial Highlights

                                                         Sub-Account
                                               -------------------------------
                                                  500 Index Trust B Series 0
                                               -------------------------------
                                                  Year Ended      Year Ended
                                                  Dec. 31/06     Dec. 31/05 ^
                                               ---------------  --------------
 Units, beginning of year                            1,649,564              --
 Units issued                                          497,491       2,372,470
 Units redeemed                                     (1,184,079)       (722,906)
                                               ---------------  --------------
 Units, end of year                                    962,976       1,649,564
                                               ===============  ==============
 Unit value, end of period $                    15.57 to 25.20  13.57 to 13.60
 Assets, end of period $                            17,764,778      22,413,056
 Investment income ratio*                                 1.22%           0.00%
 Expense ratio, lowest to highest**              0.40% to 0.70%  0.40% to 0.70%
 Total return, lowest to highest***            14.76% to 15.56%  8.56% to 8.78%

--------
^ Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                                                        Sub-Account
                                   -------------------------------------------------------------------------------------
                                                                  500 Index Trust Series 1
                                   -------------------------------------------------------------------------------------
                                      Year Ended      Year Ended      Year Ended       Year Ended         Year Ended
                                      Dec. 31/06      Dec. 31/05      Dec. 31/04       Dec. 31/03         Dec. 31/02
                                   ---------------  --------------  --------------  ---------------  -------------------
Units, beginning of year                 1,012,464         689,458         575,198          375,317               94,218
Units issued                               705,327         932,154         773,654          501,063              688,915
Units redeemed                            (822,371)       (609,148)       (659,394)        (301,182)            (407,816)
                                   ---------------  --------------  --------------  ---------------  -------------------
Units, end of year                         895,420       1,012,464         689,458          575,198              375,317
                                   ===============  ==============  ==============  ===============  ===================
Unit value, end of period $         12.47 to 12.91  10.89 to 11.16  10.51 to 10.72     9.59 to 9.72         7.54 to 7.61
Assets, end of period $                 11,434,368      11,226,224       7,356,251        5,572,911            2,849,500
Investment income ratio*                      0.90%           1.22%           0.81%            0.79%                0.00%
Expense ratio, lowest to highest**   0.25% to 0.65%  0.35% to 0.65%  0.35% to 0.65%   0.40% to 0.65%       0.40% to 0.65%
Total return, lowest to highest*** 14.52% to 15.15%  3.60% to 4.09% 9.54% to 10.05% 27.19% to 27.69% (23.02)% to (22.71)%

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

8. Financial Highlights

                                          Sub-Account
                                         --------------
                                          Active Bond
                                         Trust Series 0
                                         --------------
                                           Year Ended
                                         Dec. 31/06 ++
                                         --------------
Units, beginning of year                         --
Units issued                                 11,827
Units redeemed                               (9,316)
                                            -------
Units, end of year                            2,511
                                            =======
Unit value, end of period $                   43.05
Assets, end of period $                     108,061
Investment income ratio*                      22.71%
Expense ratio, lowest to highest**             0.00%
Total return, lowest to highest***             4.54%
--------
++ Fund available in prior year but no activity.

                                                        Sub-Account
                                              ------------------------------
                                                Active Bond Trust Series 1
                                              ------------------------------
                                                Year Ended      Year Ended
                                                Dec. 31/06     Dec. 31/05 ^
                                              --------------  --------------
Units, beginning of year                             329,188              --
Units issued                                         111,305         647,762
Units redeemed                                      (100,836)       (318,574)
                                              --------------  --------------
Units, end of year                                   339,657         329,188
                                              ==============  ==============
Unit value, end of period $                   13.11 to 13.18  12.64 to 12.67
Assets, end of period $                            4,464,604       4,165,458
Investment income ratio*                                2.60%           0.00%
Expense ratio, lowest to highest**             0.35% to 0.70%  0.35% to 0.70%
Total return, lowest to highest***             3.70% to 4.05%  1.14% to 1.36%
--------
^ Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

8. Financial Highlights

                                                                    Sub-Account
                                                   ---------------------------------------------
                                                           All Asset Portfolio Series 1
                                                   ---------------------------------------------
                                                     Year Ended      Year Ended     Year Ended
                                                     Dec. 31/06      Dec. 31/05    Dec. 31/04 ##
                                                   --------------  --------------  -------------
Units, beginning of year                                   36,420           5,558         --
Units issued                                               33,107          44,219      5,623
Units redeemed                                            (17,543)        (13,357)       (65)
                                                   --------------  --------------     ------
Units, end of year                                         51,984          36,420      5,558
                                                   ==============  ==============     ======
Unit value, end of period $                        15.21 to 15.30  14.67 to 14.72      13.94
Assets, end of period $                                   793,435         534,735     77,490
Investment income ratio*                                     5.36%           5.84%     17.85%
Expense ratio, lowest to highest**                  0.45% to 0.65%  0.45% to 0.65%      0.65%
Total return, lowest to highest***                  3.68% to 3.89%  5.25% to 5.47%     11.53%

--------
## Reflects the period from commencement of operations on May 3, 2004 through December 31, 2004.

                                          Sub-Account
                                         --------------
                                          All Cap Core
                                         Trust Series 0
                                         --------------
                                           Year Ended
                                         Dec. 31/06 ++
                                         --------------
Units, beginning of year                        --
Units issued                                    24
Units redeemed                                  (1)
                                             -----
Units, end of year                              23
                                             =====
Unit value, end of period $                  12.98
Assets, end of period $                        295
Investment income ratio*                      0.00%
Expense ratio, lowest to highest**            0.00%
Total return, lowest to highest***           14.77%
--------
++ Fund available in prior year but no activity.

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

8. Financial Highlights

                                                                        Sub-Account
                                   ------------------------------------------------------------------------------------
                                                                All Cap Core Trust Series 1
                                   ------------------------------------------------------------------------------------
                                      Year Ended      Year Ended   Year Ended Dec.  Year Ended Dec.    Year Ended Dec.
                                      Dec. 31/06      Dec. 31/05        31/04            31/03              31/02
                                   ---------------  -------------  ---------------  ---------------  ------------------
Units, beginning of year                   180,858        192,844          384,083          632,910             955,887
Units issued                               126,247         60,566          162,081          396,838             744,586
Units redeemed                             (72,310)       (72,552)        (353,320)        (645,665)         (1,067,563)
                                   ---------------  -------------  ---------------  ---------------  ------------------
Units, end of year                         234,795        180,858          192,844          384,083             632,910
                                   ===============  =============  ===============  ===============  ==================
Unit value, end of period $         10.80 to 19.99   9.46 to 7.43    8.72 to 16.04    7.54 to 13.81       5.76 to 10.54
Assets, end of period $                  4,565,986      3,066,213        3,006,912        4,650,328           5,895,402
Investment income ratio*                      0.64%          0.73%            0.50%            0.00%               0.00%
Expense ratio, lowest to highest**   0.30% to 0.70% 0.35% to 0.70%   0.35% to 0.65%   0.40% to 0.65%      0.40% to 0.65%
Total return, lowest to highest*** 13.95% to 14.40% 8.32% to 8.70% 15.57% to 15.92% 30.71% to 31.02% (25.72)% to (25.57)%

                                          Sub-Account
                                         --------------
                                         All Cap Growth
                                         Trust Series 0
                                         --------------
                                           Year Ended
                                         Dec. 31/06 ++
                                         --------------
Units, beginning of year                        --
Units issued                                    71
Units redeemed                                  (2)
                                             -----
Units, end of year                              69
                                             =====
Unit value, end of period $                  12.42
Assets, end of period $                        847
Investment income ratio*                      0.00%
Expense ratio, lowest to highest**            0.00%
Total return, lowest to highest***            6.63%
--------
++ Fund available in prior year but no activity.

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

8. Financial Highlights

                                                                       Sub-Account
                                   ----------------------------------------------------------------------------------
                                                              All Cap Growth Trust Series 1
                                   ----------------------------------------------------------------------------------
                                     Year Ended      Year Ended      Year Ended      Year Ended         Year Ended
                                     Dec. 31/06      Dec. 31/05      Dec. 31/04      Dec. 31/03         Dec. 31/02
                                   --------------  --------------  -------------  ---------------  ------------------
Units, beginning of year                  377,588         413,068        507,091          602,095             604,579
Units issued                               87,667         136,091        266,106          472,429             510,835
Units redeemed                           (272,940)       (171,571)      (360,129)        (567,433)           (513,319)
                                   --------------  --------------  -------------  ---------------  ------------------
Units, end of year                        192,315         377,588        413,068          507,091             602,095
                                   ==============  ==============  =============  ===============  ==================
Unit value, end of period $        11.42 to 22.34  10.77 to 20.97  9.94 to 19.31    9.38 to 18.16       7.30 to 14.11
Assets, end of period $                 4,175,639       7,772,423      7,837,329        8,204,194           7,785,855
Investment income ratio*                     0.00%           0.00%          0.00%            0.00%               0.00%
Expense ratio, lowest to highest**  0.30% to 0.70%  0.35% to 0.70% 0.35% to 0.65%   0.40% to 0.65%      0.45% to 0.65%
Total return, lowest to highest***  5.83% to 6.25%  8.23% to 8.61% 5.83% to 6.14% 28.40% to 28.72% (24.90)% to (24.75)%

                                          Sub-Account
                                         --------------
                                         All Cap Value
                                         Trust Series 0
                                         --------------
                                           Year Ended
                                         Dec. 31/06 ++
                                         --------------
Units, beginning of year                        --
Units issued                                    24
Units redeemed                                  (1)
                                             -----
Units, end of year                              23
                                             =====
Unit value, end of period $                  12.64
Assets, end of period $                        288
Investment income ratio*                      0.00%
Expense ratio, lowest to highest**            0.00%
Total return, lowest to highest***           13.82%

--------
++ Fund available in prior year but no activity.

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

8. Financial Highlights

                                                                         Sub-Account
                                   -------------------------------------------------------------------------------------
                                                                All Cap Value Trust Series 1
                                   -------------------------------------------------------------------------------------
                                      Year Ended      Year Ended       Year Ended       Year Ended         Year Ended
                                      Dec. 31/06      Dec. 31/05       Dec. 31/04       Dec. 31/03         Dec. 31/02
                                   ---------------  --------------  ---------------  ---------------  ------------------
Units, beginning of year                   112,887         111,377           42,078           19,759               1,194
Units issued                                81,884          43,049          149,430           48,939              83,130
Units redeemed                             (78,070)        (41,539)         (80,131)         (26,620)            (64,565)
                                   ---------------  --------------  ---------------  ---------------  ------------------
Units, end of year                         116,701         112,887          111,377           42,078              19,759
                                   ===============  ==============  ===============  ===============  ==================
Unit value, end of period $         16.92 to 17.21  14.97 to 15.19   14.26 to 14.42   12.38 to 12.44        9.00 to 9.03
Assets, end of period $                  1,998,682       1,705,935        1,596,891          520,935             177,909
Investment income ratio*                      0.80%           0.52%            0.33%            0.04%               0.01%
Expense ratio, lowest to highest**   0.35% to 0.65%  0.35% to 0.65%   0.35% to 0.65%   0.45% to 0.65%      0.45% to 0.65%
Total return, lowest to highest*** 12.98% to 13.32%  5.03% to 5.35% 15.20% to 15.55% 37.47% to 37.75% (28.30)% to (28.16)%

                                                              Sub-Account
                                   ----------------------------------------------------------------
                                          American Blue Chip Income and Growth Trust Series 1
                                   ----------------------------------------------------------------
                                      Year Ended      Year Ended      Year Ended       Year Ended
                                      Dec. 31/06      Dec. 31/05      Dec. 31/04      Dec. 31/03 +
                                   ---------------  --------------  --------------  ---------------
Units, beginning of year                   141,580          23,565          14,497               --
Units issued                               276,354         149,882          24,431           14,889
Units redeemed                            (148,189)        (31,867)        (15,363)            (392)
                                   ---------------  --------------  --------------  ---------------
Units, end of year                         269,745         141,580          23,565           14,497
                                   ===============  ==============  ==============  ===============
Unit value, end of period $         12.99 to 19.17  16.32 to 16.44  15.38 to 15.44   14.17 to 14.18
Assets, end of period $                  5,160,481       2,325,308         362,839          205,368
Investment income ratio*                      0.55%           0.19%           0.00%            0.00%
Expense ratio, lowest to highest**   0.00% to 0.65%  0.35% to 0.65%  0.40% to 0.65%   0.45% to 0.65%
Total return, lowest to highest*** 16.24% to 16.99%  6.07% to 6.39%  8.61% to 8.87% 13.32% to 13.43%

--------
+ Reflects the period from commencement of operations on July 9, 2003 through December 31, 2003.

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

8. Financial Highlights

                                          Sub-Account
                                         --------------
                                         American Bond
                                         Trust Series 1
                                         --------------
                                           Year Ended
                                         Dec. 31/06 ++
                                         --------------
Units, beginning of year                             --
Units issued                                     34,152
Units redeemed                                   (3,769)
                                         --------------
Units, end of year                               30,383
                                         ==============
Unit value, end of period $              10.78 to 13.40
Assets, end of period $                         406,830
Investment income ratio*                           0.00%
Expense ratio, lowest to highest**        0.00% to 0.65%
Total return, lowest to highest***        5.89% to 6.57%
--------
++ Fund available in prior year but no activity.

                                                              Sub-Account
                                   -----------------------------------------------------------------
                                                     American Growth Trust Series 1
                                   -----------------------------------------------------------------
                                     Year Ended       Year Ended       Year Ended       Year Ended
                                     Dec. 31/06       Dec. 31/05       Dec. 31/04      Dec. 31/03 +
                                   --------------  ---------------  ---------------  ---------------
Units, beginning of year                1,469,444          534,464          106,170               --
Units issued                              690,357        1,438,001          615,014          107,375
Units redeemed                           (274,372)        (503,021)        (186,720)          (1,205)
                                   --------------  ---------------  ---------------  ---------------
Units, end of year                      1,885,429        1,469,444          534,464          106,170
                                   ==============  ===============  ===============  ===============
Unit value, end of period $        13.15 to 19.59   17.74 to 17.89   15.42 to 15.49   13.84 to 13.86
Assets, end of period $                36,590,362       26,189,118        8,261,844        1,470,676
Investment income ratio*                     0.29%            0.00%            0.00%            0.00%
Expense ratio, lowest to highest**  0.00% to 0.65%   0.30% to 0.65%   0.35% to 0.65%   0.40% to 0.65%
Total return, lowest to highest***  9.09% to 9.80% 15.04% to 15.44% 11.38% to 11.71% 10.75% to 10.88%

--------
+ Reflects the period from commencement of operations on July 9, 2003 through December 31, 2003.

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

8. Financial Highlights

                                                            Sub-Account
                                   ------------------------------------------------------------
                                               American Growth-Income Trust Series 1
                                   ------------------------------------------------------------
                                      Year Ended      Year Ended      Year Ended     Year Ended
                                      Dec. 31/06      Dec. 31/05      Dec. 31/04    Dec. 31/03 +
                                   ---------------  --------------  --------------  ------------
Units, beginning of year                   168,096         114,971           3,474         --
Units issued                                71,113          82,686         230,255      3,561
Units redeemed                             (75,076)        (29,561)       (118,758)       (87)
                                   ---------------  --------------  --------------     ------
Units, end of year                         164,133         168,096         114,971      3,474
                                   ===============  ==============  ==============     ======
Unit value, end of period $         12.61 to 18.60  16.14 to 16.26  15.41 to 15.47      14.10
Assets, end of period $                  3,009,500       2,725,094       1,775,824     48,990
Investment income ratio*                      1.09%           0.45%           0.30%      0.00%
Expense ratio, lowest to highest**   0.00% to 0.65%  0.35% to 0.65%  0.35% to 0.65%      0.65%
Total return, lowest to highest*** 14.06% to 14.80%  4.75% to 5.08%  9.24% to 9.57%     12.82%

--------
+ Reflects the period from commencement of operations on July 9, 2003 through December 31, 2003.

                                                               Sub-Account
                                   ------------------------------------------------------------------
                                                  American International Trust Series 1
                                   ------------------------------------------------------------------
                                      Year Ended       Year Ended       Year Ended       Year Ended
                                      Dec. 31/06       Dec. 31/05       Dec. 31/04      Dec. 31/03 +
                                   ---------------  ---------------  ---------------  ---------------
Units, beginning of year                   705,780           94,988            7,859               --
Units issued                               930,416          664,947           98,310            8,484
Units redeemed                            (243,039)         (54,155)         (11,181)            (625)
                                   ---------------  ---------------  ---------------  ---------------
Units, end of year                       1,393,157          705,780           94,988            7,859
                                   ===============  ===============  ===============  ===============
Unit value, end of period $         14.72 to 25.64   21.51 to 21.70   17.88 to 17.96   15.14 to 15.15
Assets, end of period $                 30,618,091       15,253,954        1,702,860          118,979
Investment income ratio*                      0.71%            0.55%            0.43%            0.00%
Expense ratio, lowest to highest**   0.00% to 0.65%   0.30% to 0.65%   0.35% to 0.65%   0.45% to 0.65%
Total return, lowest to highest*** 17.77% to 18.54% 20.29% to 20.70% 18.11% to 18.47% 21.11% to 21.22%

--------
+ Reflects the period from commencement of operations on July 9, 2003 through December 31, 2003.

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

8. Financial Highlights

                                                   Sub-Account
                                                 ----------------
                                                 Blue Chip Growth
                                                  Trust Series 0
                                                 ----------------
                                                    Year Ended
                                                  Dec. 31/06 ++
                                                 ----------------
              Units, beginning of year                    --
              Units issued                            11,788
              Units redeemed                            (218)
                                                     -------
              Units, end of year                      11,570
                                                     =======
              Unit value, end of period $              61.21
              Assets, end of period $                708,170
              Investment income ratio*                  0.00%
              Expense ratio, lowest to highest**        0.00%
              Total return, lowest to highest***        9.59%

--------
++ Fund available in prior year but no activity.

                                                                        Sub-Account
                                   ------------------------------------------------------------------------------------
                                                              Blue Chip Growth Trust Series 1
                                   ------------------------------------------------------------------------------------
                                     Year Ended      Year Ended      Year Ended       Year Ended          Year Ended
                                     Dec. 31/06      Dec. 31/05      Dec. 31/04       Dec. 31/03          Dec. 31/02
                                   --------------  --------------  --------------  ----------------  ------------------
Units, beginning of year                1,450,904       1,667,853       2,092,515         1,902,374           1,996,442
Units issued                              544,153         562,542         958,632         1,470,531           2,117,890
Units redeemed                          (911,716)       (779,491)     (1,383,294)       (1,280,390)         (2,211,958)
                                   --------------  --------------  --------------  ----------------  ------------------
Units, end of year                      1,083,341       1,450,904       1,667,853         2,092,515           1,902,374
                                   ==============  ==============  ==============  ================  ==================
Unit value, end of period $        12.73 to 24.23  11.68 to 22.06  11.12 to 20.96    10.25 to 19.26       7.98 to 14.97
Assets, end of period $                24,026,155      29,446,370      32,373,276        34,818,639          26,370,964
Investment income ratio*                     0.21%           0.41%           0.11%             0.04%               0.00%
Expense ratio, lowest to highest**  0.25% to 0.70%  0.35% to 0.70%  0.35% to 0.65%    0.40% to 0.65%      0.40% to 0.65%
Total return, lowest to highest*** 8.82% to 9.30%  4.86% to 5.23%  8.33% to 8.65%  28.33% to 28.65%  (24.75)% to (24.56)%

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

8. Financial Highlights

                                                                Sub-Account
                                                              ----------------
                                                                 Bond Index
                                                              Trust B Series 0
                                                              ----------------
                                                                 Year Ended
                                                               Dec. 31/06 ++
                                                              ----------------
 Units, beginning of year                                               --
 Units issued                                                      107,642
 Units redeemed                                                     (4,584)
                                                                 ---------
 Units, end of year                                                103,058
                                                                 =========
 Unit value, end of period $                                         15.89
 Assets, end of period $                                         1,637,785
 Investment income ratio*                                             2.44%
 Expense ratio, lowest to highest**                                   0.00%
 Total return, lowest to highest***                                   4.07%
--------
++ Fund available in prior year but no activity.

                                                               Sub-Account
                                                           --------------------
                                                           Capital Appreciation
                                                              Trust Series 0
                                                           --------------------
                                                                Year Ended
                                                              Dec. 31/06 ++
                                                           --------------------
Units, beginning of year                                              --
Units issued                                                       8,767
Units redeemed                                                      (635)
                                                                 -------
Units, end of year                                                 8,132
                                                                 =======
Unit value, end of period $                                        12.43
Assets, end of period $                                          101,106
Investment income ratio*                                            0.00%
Expense ratio, lowest to highest**                                  0.00%
Total return, lowest to highest***                                  2.38%
--------
++ Fund available in prior year but no activity.

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

8. Financial Highlights

                                                                        Sub-Account
                                   ------------------------------------------------------------------------------------
                                                            Capital Appreciation Trust Series 1
                                   ------------------------------------------------------------------------------------
                                     Year Ended       Year Ended      Year Ended       Year Ended         Year Ended
                                     Dec. 31/06       Dec. 31/05      Dec. 31/04       Dec. 31/03         Dec. 31/02
                                   --------------  ---------------  --------------  ---------------  ------------------
Units, beginning of year                  177,674           91,845         126,280           25,173               3,341
Units issued                              782,997          129,375          65,459          111,005              67,713
Units redeemed                          (316,840)         (43,546)        (99,894)          (9,898)            (45,881)
                                   --------------  ---------------  --------------  ---------------  ------------------
Units, end of year                        643,831          177,674          91,845          126,280              25,173
                                   ==============  ===============  ==============  ===============  ==================
Unit value, end of period $        12.21 to 12.46   12.05 to 12.20  10.64 to 10.75     9.80 to 9.85        7.62 to 7.64
Assets, end of period $                 7,949,747        2,156,867         982,755        1,240,907             192,338
Investment income ratio*                     0.00%            0.00%           0.00%            0.00%               0.00%
Expense ratio, lowest to highest**  0.35% to 0.70%   0.40% to 0.65%  0.40% to 0.65%   0.45% to 0.65%      0.45% to 0.65%
Total return, lowest to highest***  1.56% to 1.90% 13.25% to 13.55%  8.61% to 8.88% 28.62% to 28.88% (31.07)% to (30.93)%

                                          Sub-Account
                                         --------------
                                         Classic Value
                                         Trust Series 0
                                         --------------
                                           Year Ended
                                         Dec. 31/06 ++
                                         --------------
Units, beginning of year                        --
Units issued                                    54
Units redeemed                                  (2)
                                             -----
Units, end of year                              52
                                             =====
Unit value, end of period $                  13.09
Assets, end of period $                        683
Investment income ratio*                      2.93%
Expense ratio, lowest to highest**            0.00%
Total return, lowest to highest***           16.14%
--------
++ Fund available in prior year but no activity.

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

8. Financial Highlights

                                                         Sub-Account
                                               -------------------------------
                                                 Classic Value Trust Series 1
                                               -------------------------------
                                                  Year Ended      Year Ended
                                                  Dec. 31/06     Dec. 31/05 ++
                                               ---------------  --------------
Units, beginning of year                                28,771              --
Units issued                                            45,105          30,518
Units redeemed                                         (10,826)         (1,747)
                                               ---------------  --------------
Units, end of year                                      63,050          28,771
                                               ===============  ==============
Unit value, end of period $                     17.36 to 17.45  15.06 to 15.11
Assets, end of period $                              1,098,196         433,522
Investment income ratio*                                  1.45%           3.55%
Expense ratio, lowest to highest**               0.45% to 0.65%  0.45% to 0.65%
Total return, lowest to highest***             15.29% to 15.51%  8.72% to 8.92%
--------
++ Fund available in prior year but no activity.

                                                             Sub-Account
                                                      -------------------------
                                                      Core Bond Trust Series 1
                                                      -------------------------
                                                        Year Ended   Year Ended
                                                       Dec. 31/06  Dec. 31/05 ^
                                                      ------------ ------------
 Units, beginning of year                                    6           --
 Units issued                                               22            6
 Units redeemed                                             (1)          --
                                                         -----        -----
 Units, end of year                                         27            6
                                                         =====        =====
 Unit value, end of period $                             12.97        12.58
 Assets, end of period $                                   355           72
 Investment income ratio*                                 2.15%        0.00%
 Expense ratio, lowest to highest**                       0.65%        0.65%
 Total return, lowest to highest***                       3.13%        0.60%
--------
^ Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

8. Financial Highlights

                                                                Sub-Account
                                                               --------------
                                                                Core Equity
                                                               Trust Series 0
                                                               --------------
                                                                 Year Ended
                                                               Dec. 31/06 ++
                                                               --------------
  Units, beginning of year                                            --
  Units issued                                                       544
  Units redeemed                                                     (19)
                                                                   -----
  Units, end of year                                                 525
                                                                   =====
  Unit value, end of period $                                      12.31
  Assets, end of period $                                          6,466
  Investment income ratio*                                          0.00%
  Expense ratio, lowest to highest**                                0.00%
  Total return, lowest to highest***                                6.73%
--------
++ Fund available in prior year but no activity.

                                                          Sub-Account
                                                ------------------------------
                                                  Core Equity Trust Series 1
                                                ------------------------------
                                                  Year Ended      Year Ended
                                                  Dec. 31/06     Dec. 31/05 ++
                                                --------------  --------------
Units, beginning of year                                19,069              --
Units issued                                            30,049          25,690
Units redeemed                                          (5,958)         (6,621)
                                                --------------  --------------
Units, end of year                                      43,160          19,069
                                                ==============  ==============
Unit value, end of period $                     15.81 to 15.89  14.91 to 14.96
Assets, end of period $                                683,107         284,444
Investment income ratio*                                  0.00%           0.00%
Expense ratio, lowest to highest**               0.45% to 0.65%  0.45% to 0.65%
Total return, lowest to highest***               6.05% to 6.26%  5.22% to 5.42%
--------
++ Fund available in prior year but no activity.

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

8. Financial Highlights

                                                                Sub-Account
                                                               --------------
                                                               Dynamic Growth
                                                               Trust Series 0
                                                               --------------
                                                                 Year Ended
                                                               Dec. 31/06 ++
                                                               --------------
  Units, beginning of year                                             --
  Units issued                                                      2,331
  Units redeemed                                                     (268)
                                                                   ------
  Units, end of year                                                2,063
                                                                   ======
  Unit value, end of period $                                       12.96
  Assets, end of period $                                          26,745
  Investment income ratio*                                           0.00%
  Expense ratio, lowest to highest**                                 0.00%
  Total return, lowest to highest***                                10.83%
--------
++ Fund available in prior year but no activity.

                                                                        Sub-Account
                                   ------------------------------------------------------------------------------------
                                                               Dynamic Growth Trust Series 1
                                   ------------------------------------------------------------------------------------
                                      Year Ended       Year Ended      Year Ended      Year Ended         Year Ended
                                      Dec. 31/06       Dec. 31/05      Dec. 31/04      Dec. 31/03         Dec. 31/02
                                   ---------------  ---------------  -------------  ---------------  ------------------
Units, beginning of year                   770,700          544,964        577,167          217,363             102,477
Units issued                               940,197          518,036        670,334          707,581             235,862
Units redeemed                          (1,097,851)        (292,300)      (702,537)        (347,777)           (120,976)
                                   ---------------  ---------------  -------------  ---------------  ------------------
Units, end of year                         613,046          770,700        544,964          577,167             217,363
                                   ===============  ===============  =============  ===============  ==================
Unit value, end of period $         05.78 to 05.94     5.24 to 5.34   4.70 to 4.77     4.30 to 4.34        3.36 to 3.37
Assets, end of period $                  3,605,224        4,088,844      2,585,369        2,493,791             730,822
Investment income ratio*                      0.00%            0.00%          0.00%            0.00%               0.00%
Expense ratio, lowest to highest**   0.25% to 0.70%   0.35% to 0.70% 0.35% to 0.65%   0.40% to 0.65%      0.45% to 0.65%
Total return, lowest to highest*** 10.25% to 10.76% 11.62% to 12.00% 9.29% to 9.62% 28.17% to 28.60% (28.83)% to (28.63)%

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

8. Financial Highlights

                                                                  Sub-Account
                                                                ---------------
                                                                Emerging Growth
                                                                Trust Series 0
                                                                ---------------
                                                                  Year Ended
                                                                 Dec. 31/06 ++
                                                                ---------------
Units, beginning of year                                                --
Units issued                                                            49
Units redeemed                                                          (2)
                                                                     -----
Units, end of year                                                      47
                                                                     =====
Unit value, end of period $                                          13.34
Assets, end of period $                                                635
Investment income ratio*                                              0.00%
Expense ratio, lowest to highest**                                    0.00%
Total return, lowest to highest***                                   11.59%

--------
++ Fund available in prior year but no activity.

                                                              Sub-Account
                                   ----------------------------------------------------------------
                                                    Emerging Growth Trust Series 1
                                   ----------------------------------------------------------------
                                      Year Ended      Year Ended      Year Ended       Year Ended
                                      Dec. 31/06      Dec. 31/05      Dec. 31/04     Dec. 31/03 (a)
                                   ---------------  --------------  --------------  ---------------
Units, beginning of year                    16,147           3,541          13,715               --
Units issued                                23,611          32,098          27,399           15,745
Units redeemed                             (16,967)        (19,492)        (37,573)          (2,030)
                                   ---------------  --------------  --------------  ---------------
Units, end of year                          22,791          16,147           3,541           13,715
                                   ===============  ==============  ==============  ===============
Unit value, end of period $         20.51 to 20.74  18.50 to 18.60  17.29 to 17.35   16.29 to 16.31
Assets, end of period $                    470,425         300,058          61,397          223,380
Investment income ratio*                      0.00%           0.00%           0.00%            0.00%
Expense ratio, lowest to highest**   0.35% to 0.65%  0.45% to 0.65%  0.45% to 0.65%   0.45% to 0.65%
Total return, lowest to highest*** 10.88% to 11.21%  6.96% to 7.17%  6.20% to 6.41% 30.28% to 30.45%

--------
(a) Reflects the period from commencement of operations on May 5, 2003 through December 31, 2003.

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

8. Financial Highlights

                                                              Sub-Account
                                                         ----------------------
                                                         Emerging Small Company
                                                             Trust Series 0
                                                         ----------------------
                                                               Year Ended
                                                             Dec. 31/06 ++
                                                         ----------------------
Units, beginning of year                                             --
Units issued                                                     11,516
Units redeemed                                                     (872)
                                                                -------
Units, end of year                                               10,644
                                                                =======
Unit value, end of period $                                       11.87
Assets, end of period $                                         126,387
Investment income ratio*                                           0.00%
Expense ratio, lowest to highest**                                 0.00%
Total return, lowest to highest***                                 2.44%

--------
++ Fund available in prior year but no activity.

                                                                        Sub-Account
                                   ------------------------------------------------------------------------------------
                                                           Emerging Small Company Trust Series 1
                                   ------------------------------------------------------------------------------------
                                     Year Ended      Year Ended       Year Ended       Year Ended         Year Ended
                                     Dec. 31/06      Dec. 31/05       Dec. 31/04       Dec. 31/03         Dec. 31/02
                                   --------------  --------------  ---------------  ---------------  ------------------
Units, beginning of year                  669,785         687,402          911,363        1,056,757           1,065,694
Units issued                              138,895         232,231          273,287          380,894             544,611
Units redeemed                           (288,504)       (249,848)        (497,248)        (526,288)           (553,548)
                                   --------------  --------------  ---------------  ---------------  ------------------
Units, end of year                        520,176         669,785          687,402          911,363           1,056,757
                                   ==============  ==============  ===============  ===============  ==================
Unit value, end of period $        13.50 to 93.33  13.25 to 91.13   12.69 to 86.85   11.44 to 78.03       8.23 to 56.84
Assets, end of period $                40,696,420      50,949,308       50,607,293       51,002,629          41,741,461
Investment income ratio*                     0.00%           0.00%            0.00%            0.00%               0.00%
Expense ratio, lowest to highest**  0.25% to 0.70%  0.30% to 0.70%   0.35% to 0.65%   0.40% to 0.65%      0.40% to 0.65%
Total return, lowest to highest***  1.70% to 2.15%  4.31% to 4.73% 10.80% to 11.13% 38.83% to 39.17% (29.66)% to (29.49)%

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

8. Financial Highlights

                                                                  Sub-Account
                                                                 --------------
                                                                 Equity-Income
                                                                 Trust Series 0
                                                                 --------------
                                                                   Year Ended
                                                                 Dec. 31/06 ++
                                                                 --------------
Units, beginning of year                                                  --
Units issued                                                         271,056
Units redeemed                                                       (32,255)
                                                                   ---------
Units, end of year                                                   238,801
                                                                   =========
Unit value, end of period $                                            29.30
Assets, end of period $                                            6,996,068
Investment income ratio*                                                1.68%
Expense ratio, lowest to highest**                                      0.00%
Total return, lowest to highest***                                     19.05%

                                                                         Sub-Account
                                   -------------------------------------------------------------------------------------
                                                                Equity-Income Trust Series 1
                                   -------------------------------------------------------------------------------------
                                      Year Ended      Year Ended       Year Ended       Year Ended         Year Ended
                                      Dec. 31/06      Dec. 31/05       Dec. 31/04       Dec. 31/03         Dec. 31/02
                                   ---------------  --------------  ---------------  ---------------  ------------------
Units, beginning of year                 1,578,724       1,646,238        1,460,643        1,339,589             840,766
Units issued                               690,921         759,963        1,139,513        1,036,965           1,689,347
Units redeemed                            (877,917)       (827,477)        (953,918)        (915,911)         (1,190,524)
                                   ---------------  --------------  ---------------  ---------------  ------------------
Units, end of year                       1,391,728       1,578,724        1,646,238        1,460,643           1,339,589
                                   ===============  ==============  ===============  ===============  ==================
Unit value, end of period $         20.31 to 28.11  17.15 to 23.56   16.60 to 22.75   14.54 to 19.85      11.64 to 15.87
Assets, end of period $                 37,693,322      36,227,178       36,760,871       27,301,230          20,927,060
Investment income ratio*                      1.49%           1.25%            1.22%            1.44%               1.22%
Expense ratio, lowest to highest**   0.25% to 0.70%  0.35% to 0.70%   0.35% to 0.65%   0.40% to 0.65%      0.40% to 0.65%
Total return, lowest to highest*** 18.19% to 18.72%  3.20% to 3.56% 14.06% to 14.41% 24.76% to 25.07% (13.84)% to (13.63)%

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

8. Financial Highlights

                                                                Sub-Account
                                                             ------------------
                                                             Financial Services
                                                               Trust Series 0
                                                             ------------------
                                                                 Year Ended
                                                               Dec. 31/06 ++
                                                             ------------------
Units, beginning of year                                              --
Units issued                                                          47
Units redeemed                                                        (2)
                                                                   -----
Units, end of year                                                    45
                                                                   =====
Unit value, end of period $                                        22.83
Assets, end of period $                                            1,024
Investment income ratio*                                            0.00%
Expense ratio, lowest to highest**                                  0.00%
Total return, lowest to highest***                                 23.16%
--------
++  Fund available in prior year but no activity.

                                                                        Sub-Account
                                   ------------------------------------------------------------------------------------
                                                             Financial Services Trust Series 1
                                   ------------------------------------------------------------------------------------
                                      Year Ended      Year Ended      Year Ended       Year Ended         Year Ended
                                      Dec. 31/06      Dec. 31/05      Dec. 31/04       Dec. 31/03         Dec. 31/02
                                   ---------------  --------------  --------------  ---------------  ------------------
Units, beginning of year                    30,934          23,337          31,948           33,067               8,377
Units issued                               119,009          17,012          39,967           13,233              42,607
Units redeemed                             (14,582)         (9,415)        (48,578)         (14,352)            (17,917)
                                   ---------------  --------------  --------------  ---------------  ------------------
Units, end of year                         135,361          30,934          23,337           31,948              33,067
                                   ===============  ==============  ==============  ===============  ==================
Unit value, end of period $         18.35 to 18.66  15.00 to 15.14  13.75 to 13.85   12.54 to 12.61        9.45 to 9.48
Assets, end of period $                  2,512,100         466,240         322,026          401,985             313,108
Investment income ratio*                      0.22%           0.38%           0.37%            0.17%               0.00%
Expense ratio, lowest to highest**   0.35% to 0.65%  0.45% to 0.65%  0.45% to 0.65%   0.45% to 0.65%      0.45% to 0.65%
Total return, lowest to highest*** 22.32% to 22.69%  9.07% to 9.28   9.66% to 9.87  32.71% to 32.98% (18.41)% to (18.25)%

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

8. Financial Highlights

                                                                 Sub-Account
                                                              -----------------
                                                              Fundamental Value
                                                               Trust Series 0
                                                              -----------------
                                                                 Year Ended
                                                                Dec. 31/06 ++
                                                              -----------------
 Units, beginning of year                                               --
 Units issued                                                        8,137
 Units redeemed                                                       (161)
                                                                   -------
 Units, end of year                                                  7,976
                                                                   =======
 Unit value, end of period $                                         12.68
 Assets, end of period $                                           101,153
 Investment income ratio*                                             0.00%
 Expense ratio, lowest to highest**                                   0.00%
 Total return, lowest to highest***                                  14.55%

--------
++ Fund available in prior year but no activity.

                                                                         Sub-Account
                                   -------------------------------------------------------------------------------------
                                                              Fundamental Value Trust Series 1
                                   -------------------------------------------------------------------------------------
                                      Year Ended      Year Ended       Year Ended       Year Ended         Year Ended
                                      Dec. 31/06      Dec. 31/05       Dec. 31/04       Dec. 31/03         Dec. 31/02
                                   ---------------  --------------  ---------------  ---------------  ------------------
Units, beginning of year                   194,312         168,396           93,865           33,158              21,338
Units issued                               143,105         107,178          205,077          173,788              35,752
Units redeemed                             (78,997)        (81,262)        (130,546)        (113,081)            (23,932)
                                   ---------------  --------------  ---------------  ---------------  ------------------
Units, end of year                         258,420         194,312          168,396           93,865              33,158
                                   ===============  ==============  ===============  ===============  ==================
Unit value, end of period $         17.14 to 17.49  15.06 to 15.28   13.93 to 14.08   12.54 to 12.61        9.72 to 9.75
Assets, end of period $                  4,461,137       2,943,943        2,356,047        1,179,257             322,506
Investment income ratio*                      0.79%           0.42%            0.48%            0.18%               0.09%
Expense ratio, lowest to highest**   0.30% to 0.65%  0.35% to 0.65%   0.35% to 0.65%   0.45% to 0.65%      0.45% to 0.65%
Total return, lowest to highest*** 13.77% to 14.18%  8.14% to 8.46% 11.08% to 11.42% 28.99% to 29.25% (16.75)% to (16.58)%

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

8. Financial Highlights

                                                                 Sub-Account
                                                              -----------------
                                                              Global Allocation
                                                               Trust Series 0
                                                              -----------------
                                                                 Year Ended
                                                                Dec. 31/06 ++
                                                              -----------------
 Units, beginning of year                                              --
 Units issued                                                          33
 Units redeemed                                                        (1)
                                                                    -----
 Units, end of year                                                    32
                                                                    =====
 Unit value, end of period $                                        12.31
 Assets, end of period $                                              388
 Investment income ratio*                                            0.00%
 Expense ratio, lowest to highest**                                  0.00%
 Total return, lowest to highest***                                 13.58%

--------
++ Fund available in prior year but no activity.

                                                                      Sub-Account
                                   -------------------------------------------------------------------------------
                                                           Global Allocation Trust Series 1
                                   -------------------------------------------------------------------------------
                                      Year Ended      Year Ended       Year Ended    Year Ended      Year Ended
                                      Dec. 31/06      Dec. 31/05       Dec. 31/04    Dec. 31/03      Dec. 31/02
                                   ---------------  --------------  ---------------  ---------- ------------------
Units, beginning of year                    26,935          17,767            3,613     3,195                7,967
Units issued                               223,082          51,578           66,928       844               23,360
Units redeemed                            (113,254)        (42,410)         (52,774)     (426)             (28,132)
                                   ---------------  --------------  ---------------    ------   ------------------
Units, end of year                         136,763          26,935           17,767     3,613                3,195
                                   ===============  ==============  ===============    ======   ==================
Unit value, end of period $         13.24 to 13.48  11.74 to 11.92   11.13 to 11.22      9.94         7.91 to 7.94
Assets, end of period $                  1,826,871         316,420          197,769    35,900               25,278
Investment income ratio*                      0.91%           0.65%            0.40%     0.48%                0.00%
Expense ratio, lowest to highest**   0.35% to 0.65%  0.35% to 0.65%   0.45% to 0.65%     0.65%       0.45% to 0.65%
Total return, lowest to highest*** 12.77% to 13.11%  5.51% to 5.84% 11.99% to 12.25%    25.61%  (23.70)% to (23.55)%

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

8. Financial Highlights

                                                                Sub-Account
                                                               --------------
                                                                Global Bond
                                                               Trust Series 0
                                                               --------------
                                                                 Year Ended
                                                               Dec. 31/06 ++
                                                               --------------
  Units, beginning of year                                              --
  Units issued                                                     179,125
  Units redeemed                                                   (22,871)
                                                                 ---------
  Units, end of year                                               156,254
                                                                 =========
  Unit value, end of period $                                        20.41
  Assets, end of period $                                        3,189,038
  Investment income ratio*                                            0.00%
  Expense ratio, lowest to highest**                                  0.00%
  Total return, lowest to highest***                                  5.27%
--------
++  Fund available in prior year but no activity.

                                                                       Sub-Account
                                   -----------------------------------------------------------------------------------
                                                                Global Bond Trust Series 1
                                   -----------------------------------------------------------------------------------
                                     Year Ended        Year Ended       Year Ended       Year Ended       Year Ended
                                     Dec. 31/06        Dec. 31/05       Dec. 31/04       Dec. 31/03       Dec. 31/02
                                   --------------  ----------------   --------------  ---------------  ---------------
Units, beginning of year                  283,511           218,132          196,659          297,639          118,128
Units issued                              174,167           195,710          233,486          389,164          348,049
Units redeemed                           (194,405)         (130,331)        (212,013)        (490,144)        (168,538)
                                   --------------  ----------------   --------------  ---------------  ---------------
Units, end of year                        263,273           283,511          218,132          196,659          297,639
                                   ==============  ================   ==============  ===============  ===============
Unit value, end of period $        18.20 to 19.56    17.39 to 18.59   18.71 to 19.96   17.06 to 18.14   14.87 to 15.77
Assets, end of period $                 5,088,466         5,234,432        4,323,117        3,463,203        4,596,803
Investment income ratio*                     0.00%             4.26%            3.41%            4.35%            0.00%
Expense ratio, lowest to highest**  0.30% to 0.70%    0.35% to 0.70%   0.35% to 0.65%   0.40% to 0.65%   0.45% to 0.65%
Total return, lowest to highest***  4.53% to 4.96% (7.19)% to (6.87)%  9.53% to 9.85% 14.65% to 14.94% 19.35% to 19.59%

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

8. Financial Highlights

                                                               Sub-Account
                                                          ---------------------
                                                          Global Trust Series 0
                                                          ---------------------
                                                               Year Ended
                                                              Dec. 31/06 ++
                                                          ---------------------
 Units, beginning of year                                             --
 Units issued                                                      7,736
 Units redeemed                                                     (232)
                                                                 -------
 Units, end of year                                                7,504
                                                                 =======
 Unit value, end of period $                                       13.57
 Assets, end of period $                                         101,826
 Investment income ratio*                                           0.00%
 Expense ratio, lowest to highest**                                 0.00%
 Total return, lowest to highest***                                20.42%
--------
++ Fund available in prior year but no activity.

                                                                         Sub-Account
                                   --------------------------------------------------------------------------------------
                                                                    Global Trust Series 1
                                   --------------------------------------------------------------------------------------
                                      Year Ended       Year Ended       Year Ended       Year Ended         Year Ended
                                      Dec. 31/06       Dec. 31/05       Dec. 31/04       Dec. 31/03         Dec. 31/02
                                   ---------------  ---------------  ---------------  ---------------  ------------------
Units, beginning of year                   227,332          226,763          220,709          272,877             206,811
Units issued                               148,216           88,843          178,596          315,226             360,226
Units redeemed                            (134,860)         (88,274)        (172,542)        (367,394)           (294,160)
                                   ---------------  ---------------  ---------------  ---------------  ------------------
Units, end of year                         240,688          227,332          226,763          220,709             272,877
                                   ===============  ===============  ===============  ===============  ==================
Unit value, end of period $         18.08 to 24.15   15.10 to 20.08   13.72 to 18.20   12.02 to 15.89       9.48 to 12.52
Assets, end of period $                  5,725,741        4,510,252        4,088,754        3,119,936           3,166,722
Investment income ratio*                      1.27%            1.25%            1.76%            1.19%               1.15%
Expense ratio, lowest to highest**   0.30% to 0.70%   0.35% to 0.70%   0.35% to 0.65%   0.40% to 0.65%      0.45% to 0.65%
Total return, lowest to highest*** 19.49% to 19.96% 9.95% to 10.33%  14.01% to 14.35% 26.63% to 26.95% (19.63)% to (19.47)%

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

8. Financial Highlights

                                           Sub-Account
                                         ---------------
                                         Growth & Income
                                         Trust Series 0
                                         ---------------
                                           Year Ended
                                         Dec. 31/06 ++ b
                                         ---------------
Units, beginning of year                           --
Units issued                                   17,322
Units redeemed                                   (359)
                                            ---------
Units, end of year                             16,963
                                            =========
Unit value, end of period $                     78.98
Assets, end of period $                     1,339,825
Investment income ratio*                         0.00%
Expense ratio, lowest to highest**               0.00%
Total return, lowest to highest***              12.72%
--------
++b Fund renamed on May 1, 2006. Previously known as Growth & Income Trust II.
    Fund available in prior year but no activity.

                                           Sub-Account
                                         ---------------
                                         Health Sciences
                                         Trust Series 0
                                         ---------------
                                           Year Ended
                                          Dec. 31/06 ++
                                         ---------------
Units, beginning of year                         --
Units issued                                    146
Units redeemed                                   (5)
                                              -----
Units, end of year                              141
                                              =====
Unit value, end of period $                   14.66
Assets, end of period $                       2,065
Investment income ratio*                       0.00%
Expense ratio, lowest to highest**             0.00%
Total return, lowest to highest***             8.44%
--------
++  Fund available in prior year but no activity.

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

8. Financial Highlights

                                                                               Sub-Account
                                         -------------------------------------------------------------------------------------
                                                                     Health Sciences Trust Series 1
                                         -------------------------------------------------------------------------------------
                                           Year Ended       Year Ended       Year Ended       Year Ended         Year Ended
                                           Dec. 31/06       Dec. 31/05       Dec. 31/04       Dec. 31/03         Dec. 31/02
                                         --------------  ---------------  ---------------  ---------------  ------------------
Units, beginning of year                        268,882          228,816          195,742          185,557              11,197
Units issued                                    210,936          114,558          312,678          257,208             260,559
Units redeemed                                 (183,521)         (74,492)        (279,604)        (247,023)            (86,199)
                                         --------------  ---------------  ---------------  ---------------  ------------------
Units, end of year                              296,297          268,882          228,816          195,742             185,557
                                         ==============  ===============  ===============  ===============  ==================
Unit value, end of period $              18.21 to 18.57   16.91 to 17.15   15.11 to 15.28   13.19 to 13.28        9.75 to 9.78
Assets, end of period $                       5,446,065        4,584,275        3,480,512        2,590,184           1,810,992
Investment income ratio*                          0.00%            0.00%            0.00%            0.00%               0.00%
Expense ratio, lowest to highest**        0.30% to 0.65%   0.35% to 0.65%   0.35% to 0.65%   0.40% to 0.65%      0.45% to 0.65%
Total return, lowest to highest***        7.67% to 8.05% 11.91% to 12.25% 14.57% to 14.91% 35.33% to 35.68% (27.71)% to (27.57)%

                                          Sub-Account
                                         --------------
                                           High Yield
                                         Trust Series 0
                                         --------------
                                           Year Ended
                                         Dec. 31/06 ++
                                         --------------
Units, beginning of year                         --
Units issued                                 10,940
Units redeemed                                 (622)
                                            -------
Units, end of year                           10,318
                                            =======
Unit value, end of period $                   12.82
Assets, end of period $                     132,294
Investment income ratio*                       0.00%
Expense ratio, lowest to highest**             0.00%
Total return, lowest to highest***            10.48%
--------
++  Fund available in prior year but no activity.

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

8. Financial Highlights

                                                                             Sub-Account
                                         -----------------------------------------------------------------------------------
                                                                      High Yield Trust Series 1
                                         -----------------------------------------------------------------------------------
                                           Year Ended      Year Ended       Year Ended       Year Ended        Year Ended
                                           Dec. 31/06      Dec. 31/05       Dec. 31/04       Dec. 31/03        Dec. 31/02
                                         --------------  --------------  ---------------  ---------------  -----------------
Units, beginning of year                      1,025,251         747,358          699,961          536,644            395,816
Units issued                                    335,772         576,968          615,089          565,735            687,272
Units redeemed                                 (738,819)       (299,075)        (567,692)        (402,418)          (546,444)
                                         --------------  --------------  ---------------  ---------------  -----------------
Units, end of year                              622,204       1,025,251          747,358          699,961            536,644
                                         ==============  ==============  ===============  ===============  =================
Unit value, end of period $              15.50 to 18.69  14.12 to 16.99   13.69 to 16.40   12.40 to 14.80     10.02 to 11.94
Assets, end of period $                      11,149,819      16,898,635       11,862,447        9,989,519          6,211,875
Investment income ratio*                           7.72%           5.03%            4.99%            4.84%              7.65%
Expense ratio, lowest to highest**        0.30% to 0.70%  0.30% to 0.70%   0.35% to 0.65%   0.40% to 0.65%     0.40% to 0.65%
Total return, lowest to highest***       9.61% to 10.05%  2.98% to 3.39% 10.34% to 10.68% 23.65% to 23.94% (7.48)% to (7.23)%

                                          Sub-Account
                                         --------------
                                         Income & Value
                                         Trust Series 0
                                         --------------
                                           Year Ended
                                         Dec. 31/06 ++
                                         --------------
Units, beginning of year                         --
Units issued                                  2,909
Units redeemed                                  (54)
                                             ------
Units, end of year                            2,855
                                             ======
Unit value, end of period $                   11.80
Assets, end of period $                      33,687
Investment income ratio*                       0.00%
Expense ratio, lowest to highest**             0.00%
Total return, lowest to highest***             8.77%
--------
++  Fund available in prior year but no activity.

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

8. Financial Highlights

                                                                            Sub-Account
                                         --------------------------------------------------------------------------------
                                                                   Income & Value Trust Series 1
                                         --------------------------------------------------------------------------------
                                           Year Ended     Year Ended     Year Ended      Year Ended         Year Ended
                                           Dec. 31/06     Dec. 31/05     Dec. 31/04      Dec. 31/03         Dec. 31/02
                                         -------------  -------------  -------------  ---------------  ------------------
Units, beginning of year                     1,373,417      1,679,725        465,991          605,848             649,395
Units issued                                   143,883        211,726      2,010,940          357,985             747,671
Units redeemed                                (440,866)      (518,034)      (797,206)        (497,842)           (791,218)
                                         -------------  -------------  -------------  ---------------  ------------------
Units, end of year                           1,076,434      1,373,417      1,679,725          465,991             605,848
                                         =============  =============  =============  ===============  ==================
Unit value, end of period $                   16.89 to       15.63 to       14.94 to
                                                 20.47          18.89          18.01   13.95 to 16.73      11.09 to 13.28
Assets, end of period $                     21,490,159     25,459,694     29,826,597        7,397,904           7,497,869
Investment income ratio*                          2.10%          1.59%          0.53%            1.90%               2.11%
Expense ratio, lowest to highest**       0.30% to 0.70% 0.30% to 0.70% 0.30% to 0.65%   0.40% to 0.65%      0.40% to 0.65%
Total return, lowest to highest***       7.90% to 8.33% 4.49% to 4.90% 6.94% to 7.33% 25.66% to 25.98% (16.48)% to (16.27)%

                                            Sub-Account
                                         ------------------
                                         International Core
                                           Trust Series 0
                                         ------------------
                                             Year Ended
                                          Dec. 31/06 ++ ~
                                         ------------------
Units, beginning of year                          --
Units issued                                     474
Units redeemed                                   (20)
                                               -----
Units, end of year                               454
                                               =====
Unit value, end of period $                    14.84
Assets, end of period $                        6,728
Investment income ratio*                        0.00%
Expense ratio, lowest to highest**              0.00%
Total return, lowest to highest***             24.81%
--------
++~ Fund renamed on May 1, 2006. Previously known as International Stock Trust.
    Fund available in prior year but no activity.

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

8. Financial Highlights

                                                                               Sub-Account
                                         --------------------------------------------------------------------------------------
                                                                    International Core Trust Series 1
                                         --------------------------------------------------------------------------------------
                                            Year Ended       Year Ended       Year Ended       Year Ended         Year Ended
                                           Dec. 31/06 ~      Dec. 31/05       Dec. 31/04       Dec. 31/03         Dec. 31/02
                                         ---------------  ---------------  ---------------  ---------------  ------------------
Units, beginning of year                         934,920        1,016,696        1,106,364        1,306,287           1,135,448
Units issued                                     408,054          375,227          334,186          431,223           1,749,658
Units redeemed                                  (829,309)        (457,003)        (423,854)        (631,146)         (1,578,819)
                                         ---------------  ---------------  ---------------  ---------------  ------------------
Units, end of year                               513,665          934,920        1,016,696        1,106,364           1,306,287
                                         ===============  ===============  ===============  ===============  ==================
Unit value, end of period $               15.30 to 19.01   12.33 to 15.29   10.69 to 13.23    9.30 to 11.47        7.18 to 8.84
Assets, end of period $                        9,619,429       14,186,941       13,368,772       12,549,025          11,319,824
Investment income ratio*                            0.60%            0.74%            0.84%            0.49%               0.45%
Expense ratio, lowest to highest**         0.35% to 0.70%   0.35% to 0.70%   0.35% to 0.65%   0.40% to 0.65%      0.40% to 0.65%
Total return, lowest to highest***       23.91% to 24.33% 15.14% to 15.55% 14.84% to 15.19% 29.43% to 29.75% (22.19)% to (22.00)%

--------
~   Fund renamed on May 1, 2006. Previously known as International Stock Trust.

                                                            Sub-Account
                                         -------------------------------------------------
                                            International Equity Index Trust A Series 1
                                         -------------------------------------------------
                                            Year Ended       Year Ended      Year Ended
                                            Dec. 31/06     Dec. 31/05 (d)   Dec. 31/04 ##
                                         ---------------  ---------------  ---------------
Units, beginning of year                         343,997           51,012               --
Units issued                                     167,620          392,254          103,970
Units redeemed                                  (72,832)         (99,269)         (52,958)
                                         ---------------  ---------------  ---------------
Units, end of year                               438,785          343,997           51,012
                                         ===============  ===============  ===============
Unit value, end of period $               21.27 to 21.49   17.07 to 17.18   14.74 to 14.77
Assets, end of period $                        9,394,587        5,895,407          752,181
Investment income ratio*                            0.72%            0.79%            0.58%
Expense ratio, lowest to highest**         0.30% to 0.70%   0.30% to 0.70%   0.35% to 0.65%
Total return, lowest to highest***       24.62% to 25.11% 15.80% to 16.26% 17.94% to 18.17%

--------
(d) Fund renamed on May 2, 2005. Previously known as International Equity Index Fund.
## Reflects the period from commencement of operations on May 3, 2004 through December 31, 2004.

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

8. Financial Highlights

                                                            Sub-Account
                                                     --------------------------
                                                     International Equity Index
                                                          Trust B Series 0
                                                     --------------------------
                                                             Year Ended
                                                           Dec. 31/06 ++
                                                     --------------------------
 Units, beginning of year                                           --
 Units issued                                                  169,895
 Units redeemed                                               (164,981)
                                                              --------
 Units, end of year                                              4,914
                                                              ========
 Unit value, end of period $                                     41.18
 Assets, end of period $                                       202,332
 Investment income ratio*                                         6.58%
 Expense ratio, lowest to highest**                               0.00%
 Total return, lowest to highest***                              27.11%
--------
++  Fund available in prior year but no activity.

                                                            Sub-Account
                                                    ---------------------------
                                                    International Opportunities
                                                          Trust Series 0
                                                    ---------------------------
                                                            Year Ended
                                                           Dec. 31/06 ++
                                                    ---------------------------
 Units, beginning of year                                          --
 Units issued                                                  12,824
 Units redeemed                                                  (341)
                                                              -------
 Units, end of year                                            12,483
                                                              =======
 Unit value, end of period $                                    15.41
 Assets, end of period $                                      192,374
 Investment income ratio*                                        0.00%
 Expense ratio, lowest to highest**                              0.00%
 Total return, lowest to highest***                             23.96%
--------
++  Fund available in prior year but no activity.

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

8. Financial Highlights

                                                  Sub-Account
                                         -----------------------------
                                          International Opportunities
                                                Trust Series 1
                                         -----------------------------
                                            Year Ended     Year Ended
                                            Dec. 31/06    Dec. 31/05 ^
                                         ---------------  ------------
Units, beginning of year                             469         --
Units issued                                     204,132      1,745
Units redeemed                                   (91,777)    (1,276)
                                         ---------------     ------
Units, end of year                               112,824        469
                                         ===============     ======
Unit value, end of period $               19.03 to 19.12      15.46
Assets, end of period $                        2,154,500      7,257
Investment income ratio*                            0.25%      0.00%
Expense ratio, lowest to highest**         0.35% to 0.65%      0.65%
Total return, lowest to highest***       23.04% to 23.40%     23.71%
--------
^ Reflects the period from commencement of perations on May 2, 2005 through December 31, 2005.

                                               Sub-Account
                                         -----------------------
                                         International Small Cap
                                             Trust Series 0
                                         -----------------------
                                               Year Ended
                                              Dec. 31/06 ++
                                         -----------------------
Units, beginning of year                                      --
Units issued                                               1,143
Units redeemed                                               (28)
                                                          ------
Units, end of year                                         1,115
                                                          ======
Unit value, end of period $                                14.27
Assets, end of period $                                   15,913
Investment income ratio*                                    0.00%
Expense ratio, lowest to highest**                          0.00%
Total return, lowest to highest***                         27.73%
--------
++  Fund available in prior year but no activity.

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

8. Financial Highlights

                                                                              Sub-Account
                                         ------------------------------------------------------------------------------------
                                                                 International Small Cap Trust Series 1
                                         ------------------------------------------------------------------------------------
                                            Year Ended      Year Ended      Year Ended       Year Ended         Year Ended
                                            Dec. 31/06      Dec. 31/05      Dec. 31/04       Dec. 31/03         Dec. 31/02
                                         ---------------  -------------  ---------------  ---------------  ------------------
Units, beginning of year                         242,913        254,360          261,096          345,552             215,989
Units issued                                     115,106        115,857          297,698          143,552             344,659
Units redeemed                                   (95,619)      (127,304)        (304,434)        (228,008)           (215,096)
                                         ---------------  -------------  ---------------  ---------------  ------------------
Units, end of year                               262,400        242,913          254,360          261,096             345,552
                                         ===============  =============  ===============  ===============  ==================
Unit value, end of period $                                    13.00 to
                                          16.52 to 26.77          21.03   11.88 to 19.17    9.86 to 15.86       6.40 to 10.28
Assets, end of period $                        6,853,600      4,994,547        4,744,645        3,409,121           2,893,046
Investment income ratio*                            1.03%          0.86%            0.12%            0.00%               0.00%
Expense ratio, lowest to highest**         0.35% to 0.70% 0.35% to 0.70%   0.35% to 0.65%   0.40% to 0.65%      0.45% to 0.65%
Total return, lowest to highest***       26.84% to 27.29% 9.34% to 9.72% 20.28% to 20.64% 53.94% to 54.34% (17.27)% to (17.10)%

                                             Sub-Account
                                         -------------------
                                         International Value
                                           Trust Series 0
                                         -------------------
                                             Year Ended
                                            Dec. 31/06 ++
                                         -------------------
Units, beginning of year                                  --
Units issued                                             157
Units redeemed                                            (1)
                                                       -----
Units, end of year                                       156
                                                       =====
Unit value, end of period $                            14.55
Assets, end of period $                                2,266
Investment income ratio*                                0.00%
Expense ratio, lowest to highest**                      0.00%
Total return, lowest to highest***                     29.61%
--------
++  Fund available in prior year but no activity.

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

8. Financial Highlights

                                                                               Sub-Account
                                         -------------------------------------------------------------------------------------
                                                                   International Value Trust Series 1
                                         -------------------------------------------------------------------------------------
                                            Year Ended      Year Ended       Year Ended       Year Ended         Year Ended
                                            Dec. 31/06      Dec. 31/05       Dec. 31/04       Dec. 31/03         Dec. 31/02
                                         ---------------  --------------  ---------------  ---------------  ------------------
Units, beginning of year                       1,151,161         534,492          451,530          225,236             200,221
Units issued                                     802,307       1,071,184          510,926          488,195             349,940
Units redeemed                                  (670,988)       (454,515)        (427,964)        (261,901)           (324,925)
                                         ---------------  --------------  ---------------  ---------------  ------------------
Units, end of year                             1,282,480       1,151,161          534,492          451,530             225,236
                                         ===============  ==============  ===============  ===============  ==================
Unit value, end of period $               21.49 to 22.42  16.70 to 17.40   15.24 to 15.83   12.62 to 13.09        8.77 to 9.09
Assets, end of period $                       28,081,796      19,488,615        8,198,182        5,780,317           1,978,346
Investment income ratio*                            1.77%           0.66%            1.28%            0.67%               0.71%
Expense ratio, lowest to highest**         0.25% to 0.70%  0.35% to 0.70%   0.35% to 0.65%   0.40% to 0.65%      0.40% to 0.65%
Total return, lowest to highest***       28.68% to 29.27% 9.78% to 10.15% 20.75% to 21.12% 43.91% to 44.28% (18.38)% to (18.16)%

                                                                           Sub-Account
                                         ------------------------------------------------------------------------------
                                                             Investment Quality Bond Trust Series 1
                                         ------------------------------------------------------------------------------
                                           Year Ended      Year Ended      Year Ended      Year Ended      Year Ended
                                           Dec. 31/06      Dec. 31/05      Dec. 31/04      Dec. 31/03      Dec. 31/02
                                         --------------  --------------  --------------  --------------  --------------
Units, beginning of year                        956,608       1,132,045       1,159,780       1,475,664       1,255,012
Units issued                                    255,155         240,139         645,968         984,315         631,277
Units redeemed                                 (794,516)       (415,576)       (673,703)     (1,300,199)       (410,625)
                                         --------------  --------------  --------------  --------------  --------------
Units, end of year                              417,247         956,608       1,132,045       1,159,780       1,475,664
                                         ==============  ==============  ==============  ==============  ==============
Unit value, end of period $              18.33 to 21.40  17.79 to 20.67  17.50 to 20.28  16.79 to 19.39  15.73 to 18.14
Assets, end of period $                       8,726,321      19,439,556      22,645,826      22,161,364      26,443,146
Investment income ratio*                           7.56%           5.63%           5.96%           5.40%           5.06%
Expense ratio, lowest to highest**        0.30% to 0.70%  0.35% to 0.70%  0.35% to 0.65%  0.40% to 0.65%  0.40% to 0.65%
Total return, lowest to highest***        2.84% to 3.26%  1.55% to 1.91%  4.13% to 4.45%  6.63% to 6.89%  9.22% to 9.50%

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

8. Financial Highlights

                                                                               Sub-Account
                                         -------------------------------------------------------------------------------------
                                                                     Large Cap Growth Trust Series 1
                                         -------------------------------------------------------------------------------------
                                           Year Ended        Year Ended       Year Ended      Year Ended         Year Ended
                                          Dec. 31/06 #       Dec. 31/05       Dec. 31/04      Dec. 31/03         Dec. 31/02
                                         --------------  -----------------  -------------  ---------------  ------------------
Units, beginning of year                        504,507            561,612        621,936          797,344             583,261
Units issued                                     57,622            180,956        613,074          486,197             655,691
Units redeemed                                 (562,129)          (238,061)      (673,398)        (661,605)           (441,608)
                                         --------------  -----------------  -------------  ---------------  ------------------
Units, end of year                                   --            504,507        561,612          621,936             797,344
                                         ==============  =================  =============  ===============  ==================
Unit value, end of period $              09.67 to 13.75      9.46 to 13.41  9.49 to 13.42    8.99 to 12.67       7.21 to 10.15
Assets, end of period $                              --          6,534,293      7,321,297        7,142,200           7,640,972
Investment income ratio*                           0.38%              0.70%          0.29%            0.28%               0.32%
Expense ratio, lowest to highest**        0.30% to 0.70%     0.35% to 0.70% 0.35% to 0.65%   0.40% to 0.65%      0.40% to 0.65%
Total return, lowest to highest***        2.15% to 2.28% (0.45)% to (0.10)% 5.49% to 5.80% 24.51% to 24.82% (23.33)% to (23.14)%

--------
# Terminated as an investment option and funds transferred to Capital Appreciation Trust on May 1, 2006.

                                          Sub-Account
                                         -------------
                                           Large Cap
                                             Trust
                                           Series 0
                                         -------------
                                          Year Ended
                                         Dec. 31/06 ++
                                         -------------
Units, beginning of year                        --
Units issued                                    66
Units redeemed                                  (2)
                                             -----
Units, end of year                              64
                                             =====
Unit value, end of period $                  12.77
Assets, end of period $                        818
Investment income ratio*                      0.00%
Expense ratio, lowest to highest**            0.00%
Total return, lowest to highest***           14.38%
--------
++  Fund available in prior year but no activity.

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

8. Financial Highlights

                                                           Sub-Account
                                                  -----------------------------
                                                    Large Cap Trust Series 1
                                                  -----------------------------
                                                     Year Ended     Year Ended
                                                     Dec. 31/06    Dec. 31/05 ^
                                                  ---------------  ------------
Units, beginning of year                                      289        --
Units issued                                                2,142       304
Units redeemed                                               (129)      (15)
                                                  ---------------     -----
Units, end of year                                          2,302       289
                                                  ===============     =====
Unit value, end of period $                        15.80 to 15.85     13.90
Assets, end of period $                                    36,373     4,019
Investment income ratio*                                     0.27%     0.00%
Expense ratio, lowest to highest**                  0.45% to 0.65%     0.65%
Total return, lowest to highest***                13.62% to 13.85%    11.22%
--------
^ Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                           Sub-Account
                                         ---------------
                                         Large Cap Value
                                         Trust Series 0
                                         ---------------
                                           Year Ended
                                          Dec. 31/06 ++
                                         ---------------
Units, beginning of year                         --
Units issued                                    251
Units redeemed                                   --
                                              -----
Units, end of year                              251
                                              =====
Unit value, end of period $                   13.43
Assets, end of period $                       3,364
Investment income ratio*                       0.00%
Expense ratio, lowest to highest**             0.00%
Total return, lowest to highest***            16.03%
--------
++  Fund available in prior year but no activity.

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

8. Financial Highlights

                                                                     Sub-Account
                                         ------------------------------------------------------------------
                                                           Large Cap Value Trust Series 1
                                         ------------------------------------------------------------------
                                            Year Ended       Year Ended       Year Ended       Year Ended
                                            Dec. 31/06       Dec. 31/05       Dec. 31/04     Dec. 31/03 (a)
                                         ---------------  ---------------  ---------------  ---------------
Units, beginning of year                         174,124           74,430           83,191               --
Units issued                                     186,497          144,010          156,448           83,839
Units redeemed                                  (143,510)         (44,316)        (165,209)            (648)
                                         ---------------  ---------------  ---------------  ---------------
Units, end of year                               217,111          174,124           74,430           83,191
                                         ===============  ===============  ===============  ===============
Unit value, end of period $               25.41 to 25.69   22.06 to 22.24   19.23 to 19.32   15.89 to 15.91
Assets, end of period $                        5,565,112        3,866,266        1,435,901        1,322,947
Investment income ratio*                            0.45%            0.00%            1.43%            0.00%
Expense ratio, lowest to highest**         0.35% to 0.65%   0.35% to 0.65%   0.35% to 0.65%   0.40% to 0.65%
Total return, lowest to highest***       15.18% to 15.53% 14.74% to 15.08% 21.02% to 21.38% 27.11% to 27.32%

--------
(a) Reflects the period from commencement of operations on May 5, 2003 through December 31, 2003.

                                             Sub-Account
                                         --------------------
                                         Lifestyle Aggressive
                                            Trust Series 0
                                         --------------------
                                              Year Ended
                                           Dec. 31/06 ++ i
                                         --------------------
Units, beginning of year                           --
Units issued                                      579
Units redeemed                                    (45)
                                                -----
Units, end of year                                534
                                                =====
Unit value, end of period $                     13.34
Assets, end of period $                         7,133
Investment income ratio*                         0.00%
Expense ratio, lowest to highest**               0.00%
Total return, lowest to highest***              15.48%
--------
++i Fund renamed on May 1, 2006. Previously known as Lifestyle Aggressive 1000
    Trust. Fund available in prior year but no activity.

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

8. Financial Highlights

                                                                               Sub-Account
                                         -------------------------------------------------------------------------------------
                                                                   Lifestyle Aggressive Trust Series 1
                                         -------------------------------------------------------------------------------------
                                            Year Ended      Year Ended       Year Ended       Year Ended         Year Ended
                                           Dec. 31/06 i     Dec. 31/05       Dec. 31/04       Dec. 31/03         Dec. 31/02
                                         ---------------  --------------  ---------------  ---------------  ------------------
Units, beginning of year                         316,430         305,615           73,758           38,262              47,093
Units issued                                     121,063          63,954          350,315           46,257              10,408
Units redeemed                                   (89,427)        (53,139)        (118,458)         (10,761)            (19,239)
                                         ---------------  --------------  ---------------  ---------------  ------------------
Units, end of year                               348,066         316,430          305,615           73,758              38,262
                                         ===============  ==============  ===============  ===============  ==================
Unit value, end of period $               16.82 to 21.44  14.65 to 18.58   13.31 to 16.86   11.53 to 14.53       8.60 to 10.82
Assets, end of period $                        7,319,039       5,802,326        5,093,275        1,038,282             412,158
Investment income ratio*                            7.38%           1.79%            0.78%            0.35%               0.81%
Expense ratio, lowest to highest**         0.30% to 0.65%  0.35% to 0.65%   0.35% to 0.65%   0.45% to 0.65%      0.45% to 0.65%
Total return, lowest to highest***       14.72% to 15.11% 9.92% to 10.25% 15.30% to 15.66% 34.04% to 34.31% (21.23)% to (21.06)%

--------
i Fund renamed on May 1, 2006. Previously known as Lifestyle Aggressive 1000 Trust.

                                            Sub-Account
                                         ------------------
                                         Lifestyle Balanced
                                           Trust Series 0
                                         ------------------
                                             Year Ended
                                          Dec. 31/06 ++ ii
                                         ------------------
Units, beginning of year                            --
Units issued                                   110,597
Units redeemed                                  (2,748)
                                             ---------
Units, end of year                             107,849
                                             =========
Unit value, end of period $                      12.37
Assets, end of period $                      1,334,204
Investment income ratio*                          0.11%
Expense ratio, lowest to highest**                0.00%
Total return, lowest to highest***               12.80%
--------
++ii Fund renamed on May 1, 2006. Previously known as Lifestyle Balanced 640 Trust. Fund available in prior year but no activity.

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

8. Financial Highlights

                                                                               Sub-Account
                                         -------------------------------------------------------------------------------------
                                                                    Lifestyle Balanced Trust Series 1
                                         -------------------------------------------------------------------------------------
                                           Year Ended       Year Ended       Year Ended       Year Ended         Year Ended
                                          Dec. 31/06 ii     Dec. 31/05       Dec. 31/04       Dec. 31/03         Dec. 31/02
                                         ---------------  --------------  ---------------  ---------------  ------------------
Units, beginning of year                         934,585         914,120          805,068          549,847             385,225
Units issued                                     245,346         282,338          639,365          354,757             502,066
Units redeemed                                  (486,216)       (261,873)        (530,313)         (99,536)           (337,444)
                                         ---------------  --------------  ---------------  ---------------  ------------------
Units, end of year                               693,715         934,585          914,120          805,068             549,847
                                         ===============  ==============  ===============  ===============  ==================
Unit value, end of period $               18.61 to 23.96  16.60 to 21.26   15.62 to 19.96   13.84 to 17.62      11.22 to 14.27
Assets, end of period $                       16,303,510      19,581,681       18,039,138       13,798,701           7,802,640
Investment income ratio*                            5.76%           3.96%            2.05%            2.30%               3.49%
Expense ratio, lowest to highest**         0.30% to 0.65%  0.35% to 0.65%   0.35% to 0.65%   0.40% to 0.65%      0.40% to 0.65%
Total return, lowest to highest***       12.01% to 12.39%  6.20% to 6.51% 12.75% to 13.09% 23.17% to 23.48% (10.53)% to (10.32)%

--------
ii  Fund renamed on May 1, 2006. Previously known as Lifestyle Balanced 640
    Trust.

                                              Sub-Account
                                         ----------------------
                                         Lifestyle Conservative
                                             Trust series 0
                                         ----------------------
                                               Year Ended
                                           Dec. 31/06 ++ iii
                                         ----------------------
Units, beginning of year                            --
Units issued                                       115
Units redeemed                                      (1)
                                                 -----
Units, end of year                                 114
                                                 =====
Unit value, end of period $                      11.21
Assets, end of period $                          1,287
Investment income ratio*                          1.13%
Expense ratio, lowest to highest**                0.00%
Total return, lowest to highest***                8.44%
--------
++iii Fund renamed on May 1, 2006. Previously known as Lifestyle Conservative 280 Trust. Fund available in prior year but no activity.

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

8. Financial Highlights

                                                                           Sub-Account
                                         -------------------------------------------------------------------------------
                                                              Lifestyle Conservative Trust Series 1
                                         -------------------------------------------------------------------------------
                                           Year Ended      Year Ended      Year Ended       Year Ended      Year Ended
                                         Dec. 31/06 iii    Dec. 31/05      Dec. 31/04       Dec. 31/03      Dec. 31/02
                                         --------------  --------------  --------------  ---------------  --------------
Units, beginning of year                        284,921         268,947         268,987          198,190         220,989
Units issued                                     66,508          55,265         280,449          176,092         177,049
Units redeemed                                 (295,840)        (39,291)       (280,489)        (105,295)       (199,848)
                                         --------------  --------------  --------------  ---------------  --------------
Units, end of year                               55,589         284,921         268,947          268,987         198,190
                                         ==============  ==============  ==============  ===============  ==============
Unit value, end of period $              18.47 to 23.07  17.13 to 21.23  16.74 to 20.76   15.50 to 19.16  13.97 to 17.22
Assets, end of period $                       1,239,063       5,962,323       5,504,364        5,025,582       3,398,476
Investment income ratio*                           6.17%           5.00%           3.76%            3.54%           3.26%
Expense ratio, lowest to highest**        0.30% to 0.65%  0.40% to 0.65%  0.35% to 0.65%   0.40% to 0.65%  0.45% to 0.65%
Total return, lowest to highest***        7.73% to 8.11%  2.22% to 2.48%  7.88% to 8.21% 10.83% to 11.10%  1.06% to 1.26%

--------
iii Fund renamed on May 1, 2006. Previously known as Lifestyle Conservative 280
    Trust.

                                           Sub-Account
                                         ----------------
                                         Lifestyle Growth
                                          Trust Series 0
                                         ----------------
                                            Year Ended
                                         Dec. 31/06 ++ iv
                                         ----------------
Units, beginning of year                           --
Units issued                                  118,278
Units redeemed                                 (4,308)
                                            ---------
Units, end of year                            113,970
                                            =========
Unit value, end of period $                     12.79
Assets, end of period $                     1,457,877
Investment income ratio*                         0.08%
Expense ratio, lowest to highest**               0.00%
Total return, lowest to highest***              13.58%
--------
++iv Fund renamed on May 1, 2006. Previously known as Lifestyle Growth 820 Trust. Fund available in prior year but no activity.

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

8. Financial Highlights

                                                                               Sub-Account
                                         -------------------------------------------------------------------------------------
                                                                     Lifestyle Growth Trust Series 1
                                         -------------------------------------------------------------------------------------
                                           Year Ended       Year Ended       Year Ended       Year Ended         Year Ended
                                          Dec. 31/06 iv     Dec. 31/05       Dec. 31/04       Dec. 31/03         Dec. 31/02
                                         ---------------  --------------  ---------------  ---------------  ------------------
Units, beginning of year                         416,491         417,608          178,824           93,184              87,349
Units issued                                     158,281         130,964          368,911          120,911              76,636
Units redeemed                                   (67,666)       (132,081)        (130,127)         (35,271)            (70,801)
                                         ---------------  --------------  ---------------  ---------------  ------------------
Units, end of year                               507,106         416,491          417,608          178,824              93,184
                                         ===============  ==============  ===============  ===============  ==================
Unit value, end of period $               17.42 to 22.91  15.44 to 20.26   14.28 to 18.71   12.53 to 16.33       9.73 to 12.66
Assets, end of period $                       11,424,780       8,315,803        7,721,710        2,875,199           1,173,670
Investment income ratio*                            5.75%           2.70%            1.39%            1.02%               2.04%
Expense ratio, lowest to highest**         0.35% to 0.65%  0.35% to 0.65%   0.35% to 0.65%   0.45% to 0.65%      0.45% to 0.65%
Total return, lowest to highest***       12.76% to 13.11%  7.96% to 8.28% 13.85% to 14.19% 28.70% to 28.97% (16.39)% to (16.22)%

--------
iv  Fund renamed on May 1, 2006. Previously known as Lifestyle Growth 820 Trust.

                                            Sub-Account
                                         ------------------
                                         Lifestyle Moderate
                                           Trust Series 0
                                         ------------------
                                             Year Ended
                                          Dec. 31/06 ++ v
                                         ------------------
Units, beginning of year                           --
Units issued                                    1,056
Units redeemed                                    (24)
                                               ------
Units, end of year                              1,032
                                               ======
Unit value, end of period $                     11.71
Assets, end of period $                        12,083
Investment income ratio*                         0.42%
Expense ratio, lowest to highest**               0.00%
Total return, lowest to highest***              10.49%
--------
++v Fund renamed on May 1, 2006. Previously known as Lifestyle Moderate 460
    Trust. Fund available in prior year but no activity.

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

8. Financial Highlights

                                                                             Sub-Account
                                         ----------------------------------------------------------------------------------
                                                                  Lifestyle Moderate Trust Series 1
                                         ----------------------------------------------------------------------------------
                                           Year Ended      Year Ended       Year Ended       Year Ended        Year Ended
                                          Dec. 31/06 v     Dec. 31/05       Dec. 31/04       Dec. 31/03        Dec. 31/02
                                         --------------  --------------  ---------------  ---------------  ----------------
Units, beginning of year                        143,857         170,770          105,262           58,209            53,694
Units issued                                    158,656          66,570          170,447          136,503            41,924
Units redeemed                                 (164,848)        (93,483)        (104,939)         (89,450)          (37,409)
                                         --------------  --------------  ---------------  ---------------  ----------------
Units, end of year                              137,665         143,857          170,770          105,262            58,209
                                         ==============  ==============  ===============  ===============  ================
Unit value, end of period $              18.23 to 23.42  16.60 to 21.22   16.03 to 20.45   14.51 to 18.45    12.39 to 15.71
Assets, end of period $                       3,158,679       3,008,972        3,447,752        1,819,243           904,445
Investment income ratio*                           3.83%           4.03%            2.62%            2.75%             2.98%
Expense ratio, lowest to highest**        0.30% to 0.65%  0.35% to 0.65%   0.35% to 0.65%   0.40% to 0.65%    0.45% to 0.65%
Total return, lowest to highest***       9.70% to 10.09%  3.48% to 3.79% 10.32% to 10.65% 17.06% to 17.35% (4.66)% to (4.47)%

--------
v   Fund renamed on May 1, 2006. Previously known as Lifestyle Moderate 460
    Trust.

                                          Sub-Account
                                         --------------
                                            Managed
                                         Trust Series 0
                                         --------------
                                           Year Ended
                                         Dec. 31/06 ++
                                         --------------
Units, beginning of year                         --
Units issued                                 14,325
Units redeemed                              (13,252)
                                            -------
Units, end of year                            1,073
                                            =======
Unit value, end of period $                   56.17
Assets, end of period $                      60,233
Investment income ratio*                      10.94%
Expense ratio, lowest to highest**             0.00%
Total return, lowest to highest***             7.48%
--------
++  Fund available in prior year but no activity.

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

8. Financial Highlights

                                           Sub-Account
                                         ---------------
                                          Mid Cap Core
                                         Trust Series 0
                                         ---------------
                                           Year Ended
                                         Dec. 31/06 ++ x
                                         ---------------
Units, beginning of year                         --
Units issued                                     23
Units redeemed                                  (23)
                                              -----
Units, end of year                               --
                                              =====
Unit value, end of period $                   11.84
Assets, end of period $                          --
Investment income ratio*                       4.98%
Expense ratio, lowest to highest**             0.00%
Total return, lowest to highest***             9.05%
--------
++x Terminated as an investment option and funds transferred to Mid Cap Index
    Trust on Dec. 4, 2006. Fund available in prior year but no activity.

                                                                    Sub-Account
                                         ----------------------------------------------------------------
                                                            Mid Cap Core Trust Series 1
                                         ----------------------------------------------------------------
                                           Year Ended      Year Ended       Year Ended       Year Ended
                                          Dec. 31/06 x     Dec. 31/05       Dec. 31/04     Dec. 31/03 (a)
                                         --------------  --------------  ---------------  ---------------
Units, beginning of year                         45,218          33,843            3,038               --
Units issued                                    121,723          90,564           61,571            5,520
Units redeemed                                 (166,941)        (79,189)         (30,766)          (2,482)
                                         --------------  --------------  ---------------  ---------------
Units, end of year                                   --          45,218           33,843            3,038
                                         ==============  ==============  ===============  ===============
Unit value, end of period $              19.80 to 20.01  18.28 to 18.42   17.33 to 17.40   15.26 to 15.27
Assets, end of period $                              --         829,349          587,434           46,343
Investment income ratio*                           1.54%           0.00%            0.00%            0.00%
Expense ratio, lowest to highest**        0.35% to 0.65%  0.35% to 0.65%   0.40% to 0.65%   0.45% to 0.65%
Total return, lowest to highest***        8.32% to 8.62%  5.50% to 5.81% 13.57% to 13.85% 22.04% to 22.19%

--------
x Terminated as an investment option and funds transferred to Mid Cap Index Trust on December 4, 2006.
(a) Reflects the period from commencement of operations on May 5, 2003 through December 31, 2003.

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

8. Financial Highlights

                                          Sub-Account
                                         --------------
                                         Mid Cap Index
                                         Trust Series 0
                                         --------------
                                           Year Ended
                                         Dec. 31/06 ++
                                         --------------
Units, beginning of year                         --
Units issued                                 25,693
Units redeemed                                 (656)
                                            -------
Units, end of year                           25,037
                                            =======
Unit value, end of period $                   13.97
Assets, end of period $                     349,681
Investment income ratio*                       0.00%
Expense ratio, lowest to highest**             0.00%
Total return, lowest to highest***             9.74%
--------
++  Fund available in prior year but no activity.

                                                                               Sub-Account
                                         -------------------------------------------------------------------------------------
                                                                      Mid Cap Index Trust Series 1
                                         -------------------------------------------------------------------------------------
                                           Year Ended       Year Ended       Year Ended       Year Ended         Year Ended
                                           Dec. 31/06       Dec. 31/05       Dec. 31/04       Dec. 31/03         Dec. 31/02
                                         --------------  ---------------  ---------------  ---------------  ------------------
Units, beginning of year                        329,426          411,020          253,416          151,140              80,845
Units issued                                    210,019          329,260          459,051          275,299             140,757
Units redeemed                                 (224,165)        (410,854)        (301,447)        (173,023)            (70,462)
                                         --------------  ---------------  ---------------  ---------------  ------------------
Units, end of year                              315,280          329,426          411,020          253,416             151,140
                                         ==============  ===============  ===============  ===============  ==================
Unit value, end of period $              20.42 to 20.92   18.74 to 19.08   16.88 to 17.09   14.67 to 14.78      10.97 to 11.02
Assets, end of period $                       6,517,466        6,231,380        6,984,470        3,729,877           1,659,979
Investment income ratio*                           0.63%            0.76%            0.34%            0.00%               0.67%
Expense ratio, lowest to highest**        0.30% to 0.70%   0.35% to 0.70%   0.35% to 0.65%   0.40% to 0.65%      0.45% to 0.65%
Total return, lowest to highest***        8.95% to 9.39% 11.24% to 11.63% 15.08% to 15.43% 33.70% to 34.03% (15.71)% to (15.54)%

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

8. Financial Highlights

                                                                  Sub-Account
                                                                 --------------
                                                                 Mid Cap Stock
                                                                 Trust Series 0
                                                                 --------------
                                                                   Year Ended
                                                                 Dec. 31/06 ++
                                                                 --------------
 Units, beginning of year                                                --
 Units issued                                                         3,810
 Units redeemed                                                        (313)
                                                                    -------
 Units, end of year                                                   3,497
                                                                    =======
 Unit value, end of period $                                          39.87
 Assets, end of period $                                            139,406
 Investment income ratio*                                              0.00%
 Expense ratio, lowest to highest**                                    0.00%
 Total return, lowest to highest***                                   13.66%
--------
++  Fund available in prior year but no activity.

                                                                               Sub-Account
                                         --------------------------------------------------------------------------------------
                                                                       Mid Cap Stock Trust Series 1
                                         --------------------------------------------------------------------------------------
                                            Year Ended       Year Ended       Year Ended       Year Ended         Year Ended
                                            Dec. 31/06       Dec. 31/05       Dec. 31/04       Dec. 31/03         Dec. 31/02
                                         ---------------  ---------------  ---------------  ---------------  ------------------
Units, beginning of year                         842,918        1,191,214          439,064          157,865              72,047
Units issued                                     429,518          832,322        1,709,693          463,180             226,721
Units redeemed                                  (525,614)      (1,180,618)        (957,543)        (181,981)           (140,903)
                                         ---------------  ---------------  ---------------  ---------------  ------------------
Units, end of year                               746,822          842,918        1,191,214          439,064             157,865
                                         ===============  ===============  ===============  ===============  ==================
Unit value, end of period $               17.44 to 18.58   15.46 to 16.45   13.62 to 14.44   11.52 to 12.20        8.14 to 8.62
Assets, end of period $                       13,282,114       13,361,473       16,362,126        5,169,749           1,286,585
Investment income ratio*                            0.00%            0.00%            0.00%            0.00%               0.00%
Expense ratio, lowest to highest**         0.30% to 0.70%   0.30% to 0.70%   0.30% to 0.65%   0.40% to 0.65%      0.40% to 0.65%
Total return, lowest to highest***       12.75% to 13.21% 13.77% to 14.23% 18.26% to 18.68% 41.41% to 41.76% (23.07)% to (22.87)%

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

8. Financial Highlights

                                                                  Sub-Account
                                                                 --------------
                                                                 Mid Cap Value
                                                                 Trust Series 0
                                                                 --------------
                                                                   Year Ended
                                                                 Dec. 31/06 ++
                                                                 --------------
 Units, beginning of year                                                --
 Units issued                                                         8,649
 Units redeemed                                                        (726)
                                                                    -------
 Units, end of year                                                   7,923
                                                                    =======
 Unit value, end of period $                                          12.67
 Assets, end of period $                                            100,380
 Investment income ratio*                                              0.00%
 Expense ratio, lowest to highest**                                    0.00%
 Total return, lowest to highest***                                   12.30%
--------
++  Fund available in prior year but no activity.

                                                                               Sub-Account
                                         -------------------------------------------------------------------------------------
                                                                      Mid Cap Value Trust Series 1
                                         -------------------------------------------------------------------------------------
                                            Year Ended      Year Ended       Year Ended       Year Ended         Year Ended
                                            Dec. 31/06      Dec. 31/05       Dec. 31/04       Dec. 31/03         Dec. 31/02
                                         ---------------  --------------  ---------------  ---------------  ------------------
Units, beginning of year                       1,656,848         753,501          445,032          376,737              10,285
Units issued                                     665,474       1,329,000          675,227          383,482             701,062
Units redeemed                                  (869,531)       (425,653)        (366,758)        (315,187)           (334,610)
                                         ---------------  --------------  ---------------  ---------------  ------------------
Units, end of year                             1,452,791       1,656,848          753,501          445,032             376,737
                                         ===============  ==============  ===============  ===============  ==================
Unit value, end of period $               21.46 to 21.94  19.24 to 19.55   17.93 to 18.12   14.50 to 14.59      11.64 to 11.68
Assets, end of period $                       31,558,117      32,162,303       13,585,575        6,473,940           4,392,977
Investment income ratio*                            0.69%           0.38%            0.49%            0.36%               0.00%
Expense ratio, lowest to highest**         0.25% to 0.65%  0.30% to 0.65%   0.35% to 0.65%   0.40% to 0.65%      0.45% to 0.65%
Total return, lowest to highest***       11.55% to 12.00%  7.31% to 7.68% 23.65% to 24.03% 24.54% to 24.86% (10.68)% to (10.51)%

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

8. Financial Highlights

                                          Sub-Account
                                         --------------
                                           Mid Value
                                         Trust Series 0
                                         --------------
                                           Year Ended
                                         Dec. 31/06 ++
                                         --------------
Units, beginning of year                         --
Units issued                                 46,901
Units redeemed                               (2,932)
                                            -------
Units, end of year                           43,969
                                            =======
Unit value, end of period $                   21.60
Assets, end of period $                     949,770
Investment income ratio*                       0.00%
Expense ratio, lowest to highest**             0.00%
Total return, lowest to highest***            20.34%
--------
++  Fund available in prior year but no activity.

                                           Sub-Account
                                         ----------------
                                           Money Market
                                         Trust B Series 0
                                         ----------------
                                            Year Ended
                                          Dec. 31/06 ++
                                         ----------------
Units, beginning of year                           --
Units issued                                  705,113
Units redeemed                               (275,144)
                                            ---------
Units, end of year                            429,969
                                            =========
Unit value, end of period $                     16.12
Assets, end of period $                     6,933,060
Investment income ratio*                         4.82%
Expense ratio, lowest to highest**               0.00%
Total return, lowest to highest***               4.70%
--------
++  Fund available in prior year but no activity.

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

8. Financial Highlights

                                                                     Sub-Account
                                   -------------------------------------------------------------------------------
                                                             Money Market Trust Series 1
                                   -------------------------------------------------------------------------------
                                     Year Ended      Year Ended      Year Ended       Year Ended      Year Ended
                                     Dec. 31/06      Dec. 31/05      Dec. 31/04       Dec. 31/03      Dec. 31/02
                                   --------------  --------------  --------------  ---------------  --------------
Units, beginning of year                2,786,033       2,174,205       2,120,159        2,245,118       2,216,771
Units issued                            4,547,755       2,639,719       2,342,246        2,995,349       3,641,306
Units redeemed                         (2,950,639)     (2,027,891)     (2,288,200)      (3,120,308)     (3,612,959)
                                   --------------  --------------  --------------  ---------------  --------------
Units, end of year                      4,383,149       2,786,033       2,174,205        2,120,159       2,245,118
                                   ==============  ==============  ==============  ===============  ==============
Unit value, end of period $        14.58 to 20.58  14.04 to 19.65  13.75 to 19.21   13.71 to 19.09  13.71 to 19.06
Assets, end of period $                86,696,310      52,697,960      40,361,843       38,888,983      41,461,920
Investment income ratio*                     4.40%           2.66%           0.81%            0.58%           1.18%
Expense ratio, lowest to highest**  0.25% to 0.70%  0.35% to 0.70%  0.35% to 0.65%   0.40% to 0.65%  0.40% to 0.65%
Total return, lowest to highest***  3.70% to 4.17%  1.95% to 2.31%  0.15% to 0.46% (0.07)% to 0.17%  0.53% to 0.77%

                                            Sub-Account
                                         -----------------
                                         Natural Resources
                                          Trust Series 0
                                         -----------------
                                            Year Ended
                                           Dec. 31/06 ++
                                         -----------------
Units, beginning of year                          --
Units issued                                     236
Units redeemed                                    (8)
                                               -----
Units, end of year                               228
                                               =====
Unit value, end of period $                    16.92
Assets, end of period $                        3,857
Investment income ratio*                        0.00%
Expense ratio, lowest to highest**              0.00%
Total return, lowest to highest***             22.32%
--------
++  Fund available in prior year but no activity.

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

8. Financial Highlights

                                                               Sub-Account
                                   ------------------------------------------------------------------
                                                    Natural Resources Trust Series 1
                                   ------------------------------------------------------------------
                                      Year Ended       Year Ended       Year Ended       Year Ended
                                      Dec. 31/06       Dec. 31/05       Dec. 31/04     Dec. 31/03 (a)
                                   ---------------  ---------------  ---------------  ---------------
Units, beginning of year                   161,459           88,358           62,308               --
Units issued                               253,308          197,987          108,859           66,429
Units redeemed                            (238,279)        (124,886)         (82,809)          (4,121)
                                   ---------------  ---------------  ---------------  ---------------
Units, end of year                         176,488          161,459           88,358           62,308
                                   ===============  ===============  ===============  ===============
Unit value, end of period $         39.22 to 39.65   32.28 to 32.54   22.14 to 22.24   17.92 to 17.95
Assets, end of period $                  6,971,550        5,420,454        1,963,833        1,117,564
Investment income ratio*                      0.50%            0.00%            0.07%            0.00%
Expense ratio, lowest to highest**   0.35% to 0.65%   0.35% to 0.65%   0.35% to 0.65%   0.40% to 0.65%
Total return, lowest to highest*** 21.50% to 21.87% 45.82% to 46.26% 23.51% to 23.88% 43.39% to 43.63%

--------
(a) Reflects the period from commencement of operations on May 5, 2003 through December 31, 2003.

                                           Sub-Account
                                         ---------------
                                         Overseas Equity
                                         Trust Series 0
                                         ---------------
                                           Year Ended
                                          Dec. 31/06 ++
                                         ---------------
Units, beginning of year                           --
Units issued                                   66,602
Units redeemed                                 (1,120)
                                            ---------
Units, end of year                             65,482
                                            =========
Unit value, end of period $                     19.04
Assets, end of period $                     1,246,990
Investment income ratio*                         0.00%
Expense ratio, lowest to highest**               0.00%
Total return, lowest to highest***              19.76%
--------
++  Fund available in prior year but no activity.

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

8. Financial Highlights

                                          Sub-Account
                                         --------------
                                          Pacific Rim
                                         Trust Series 0
                                         --------------
                                           Year Ended
                                         Dec. 31/06 ++
                                         --------------
Units, beginning of year                        --
Units issued                                   146
Units redeemed                                  (5)
                                             -----
Units, end of year                             141
                                             =====
Unit value, end of period $                  14.10
Assets, end of period $                      1,981
Investment income ratio*                      0.00%
Expense ratio, lowest to highest**            0.00%
Total return, lowest to highest***           11.22%
--------
++ Fund available in prior year but no activity.

                                                                         Sub-Account
                                   --------------------------------------------------------------------------------------
                                                                  Pacific Rim Trust Series 1
                                   --------------------------------------------------------------------------------------
                                      Year Ended       Year Ended       Year Ended       Year Ended         Year Ended
                                      Dec. 31/06       Dec. 31/05       Dec. 31/04       Dec. 31/03         Dec. 31/02
                                   ---------------  ---------------  ---------------  ---------------  ------------------
Units, beginning of year                   562,685          592,545          487,239          500,442             569,972
Units issued                               604,396          242,075          502,648          494,143             429,620
Units redeemed                            (489,879)        (271,935)        (397,342)        (507,346)           (499,150)
                                   ---------------  ---------------  ---------------  ---------------  ------------------
Units, end of year                         677,202          562,685          592,545          487,239             500,442
                                   ===============  ===============  ===============  ===============  ==================
Unit value, end of period $         13.46 to 16.58   12.20 to 15.01     9.79 to 9.91    8.43 to 10.32        6.03 to 7.38
Assets, end of period $                  9,231,358        6,929,233        5,836,323        4,250,322           3,100,984
Investment income ratio*                      0.90%            0.86%            0.65%            0.19%               0.12%
Expense ratio, lowest to highest**   0.30% to 0.70%   0.35% to 0.70%   0.35% to 0.65%   0.40% to 0.65%      0.45% to 0.65%
Total return, lowest to highest*** 10.27% to 10.71% 24.89% to 25.32% 16.14% to 16.50% 39.81% to 40.16% (13.09)% to (12.92)%

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

8. Financial Highlights

                                             Sub-Account
                                         --------------------
                                         Quantitative All Cap
                                            Trust Series 0
                                         --------------------
                                              Year Ended
                                            Dec. 31/06 ++
                                         --------------------
Units, beginning of year                           --
Units issued                                      160
Units redeemed                                     (6)
                                                -----
Units, end of year                                154
                                                =====
Unit value, end of period $                     13.22
Assets, end of period $                         2,045
Investment income ratio*                         3.01%
Expense ratio, lowest to highest**               0.00%
Total return, lowest to highest***              15.24%
++ Fund available in prior year but no
  activity.

                                                      Sub-Account
                                   ------------------------------------------------
                                          Quantitative All Cap Trust Series 1
                                   ------------------------------------------------
                                      Year Ended      Year Ended      Year Ended
                                      Dec. 31/06      Dec. 31/05     Dec. 31/04 ##
                                   ---------------  --------------  ---------------
Units, beginning of year                     1,712             164               --
Units issued                                34,598           3,081            1,784
Units redeemed                             (36,260)         (1,533)          (1,620)
                                   ---------------  --------------  ---------------
Units, end of year                              50           1,712              164
                                   ===============  ==============  ===============
Unit value, end of period $         21.84 to 21.99  19.08 to 19.18   17.69 to 17.75
Assets, end of period $                      1,093          32,673            2,916
Investment income ratio*                      0.01%           3.08%            1.30%
Expense ratio, lowest to highest**   0.45% to 0.65%  0.45% to 0.65%   0.45% to 0.65%
Total return, lowest to highest*** 14.42% to 14.65%  7.88% to 8.10% 14.16% to 14.39%

--------
## Reflects the period from commencement of operations on May 3, 2004 through December 31, 2004.

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

8. Financial Highlights

                                             Sub-Account
                                         --------------------
                                         Quantitative Mid Cap
                                            Trust Series 0
                                         --------------------
                                              Year Ended
                                            Dec. 31/06 ++
                                         --------------------
Units, beginning of year                           --
Units issued                                       73
Units redeemed                                     (3)
                                                -----
Units, end of year                                 70
                                                =====
Unit value, end of period $                     12.17
Assets, end of period $                           860
Investment income ratio*                         0.00%
Expense ratio, lowest to highest**               0.00%
Total return, lowest to highest***               4.10%
--------
++  Fund available in prior year but no activity.

                                                                         Sub-Account
                                   -------------------------------------------------------------------------------------
                                                             Quantitative Mid Cap Trust Series 1
                                   -------------------------------------------------------------------------------------
                                     Year Ended       Year Ended       Year Ended       Year Ended        Year Ended
                                     Dec. 31/06       Dec. 31/05       Dec. 31/04       Dec. 31/03       Dec. 31/02 ++
                                   --------------  ---------------  ---------------  ---------------  ------------------
Units, beginning of year                   34,103           31,203           14,437            1,039                  --
Units issued                               30,835            9,698           41,021           27,939               6,248
Units redeemed                            (32,767)          (6,798)         (24,255)         (14,541)             (5,209)
                                   --------------  ---------------  ---------------  ---------------  ------------------
Units, end of year                         32,171           34,103           31,203           14,437               1,039
                                   ==============  ===============  ===============  ===============  ==================
Unit value, end of period $        14.73 to 15.02   14.24 to 14.44   12.62 to 12.71   10.74 to 10.80        7.80 to 7.83
Assets, end of period $                   474,909          487,068          394,385          155,204               8,139
Investment income ratio*                     0.00%            0.00%            0.00%            0.00%               0.00%
Expense ratio, lowest to highest**  0.30% to 0.65%   0.35% to 0.65%   0.45% to 0.65%   0.45% to 0.65%      0.45% to 0.65%
Total return, lowest to highest***  3.41% to 3.78% 12.89% to 13.23% 17.44% to 17.67% 37.65% to 37.92% (23.15)% to (22.99)%

--------
++  Fund available in prior year but no activity.

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

8. Financial Highlights

                                            Sub-Account
                                         ------------------
                                         Quantitative Value
                                           Trust Series 0
                                         ------------------
                                             Year Ended
                                           Dec. 31/06 ++
                                         ------------------
Units, beginning of year                          --
Units issued                                     129
Units redeemed                                    (5)
                                               -----
Units, end of year                               124
                                               =====
Unit value, end of period $                    13.61
Assets, end of period $                        1,687
Investment income ratio*                        0.00%
Expense ratio, lowest to highest**              0.00%
Total return, lowest to highest***             21.36%
--------
++  Fund available in prior year but no activity.

                                                          Sub-Account
                                                 ------------------------------
                                                       Quantitative Value
                                                         Trust Series 1
                                                 ------------------------------
                                                    Year Ended     Year Ended
                                                    Dec. 31/06    Dec. 31/05 ++
                                                 ---------------  -------------
Units, beginning of year                                      --         --
Units issued                                              14,129      1,072
Units redeemed                                           (13,091)    (1,072)
                                                 ---------------     ------
Units, end of year                                         1,038         --
                                                 ===============     ======
Unit value, end of period $                       19.08 to 19.18      15.85
Assets, end of period $                                   19,810         --
Investment income ratio*                                    0.22%      0.00%
Expense ratio, lowest to highest**                 0.45% to 0.65%      0.65%
Total return, lowest to highest***               20.38% to 20.63%      8.48%
--------
++  Fund available in prior year but no activity.

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

8. Financial Highlights

                                              Sub-Account
                                         ----------------------
                                         Real Estate Securities
                                             Trust Series 0
                                         ----------------------
                                               Year Ended
                                             Dec. 31/06 ++
                                         ----------------------
Units, beginning of year                              --
Units issued                                      71,898
Units redeemed                                   (10,645)
                                               ---------
Units, end of year                                61,253
                                               =========
Unit value, end of period $                        95.27
Assets, end of period $                        5,835,277
Investment income ratio*                            2.02%
Expense ratio, lowest to highest**                  0.00%
Total return, lowest to highest***                 38.17%

++ Fund available in prior year but no activity.

                                                                      Sub-Account
                                   ---------------------------------------------------------------------------------
                                                         Real Estate Securities Trust Series 1
                                   ---------------------------------------------------------------------------------
                                      Year Ended       Year Ended       Year Ended       Year Ended      Year Ended
                                      Dec. 31/06       Dec. 31/05       Dec. 31/04       Dec. 31/03      Dec. 31/02
                                   ---------------  ---------------  ---------------  ---------------  -------------
Units, beginning of year                   472,983          511,509          445,289          572,990        495,247
Units issued                                79,184          132,415          359,425          190,483        458,746
Units redeemed                            (186,059)        (170,941)        (293,205)        (318,184)      (381,003)
                                   ---------------  ---------------  ---------------  ---------------  -------------
Units, end of year                         366,108          472,983          511,509          445,289        572,990
                                   ===============  ===============  ===============  ===============  =============
Unit value, end of period $                                                                                 16.32 to
                                   45.30 to 117.35   32.99 to 85.23   29.65 to 76.43   22.58 to 57.88          41.77
Assets, end of period $                 41,904,090       39,627,992       38,437,806       24,344,448     22,348,452
Investment income ratio*                      1.78%            1.96%            2.36%            2.98%          3.12%
Expense ratio, lowest to highest**   0.30% to 0.70%   0.30% to 0.70%   0.30% to 0.65%   0.40% to 0.65% 0.40% to 0.65%
Total return, lowest to highest*** 37.14% to 37.69% 11.07% to 11.52% 31.18% to 31.64% 38.24% to 38.59% 1.92% to 2.17%

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

8. Financial Highlights

                                           Sub-Account
                                         ----------------
                                         Real Return Bond
                                          Trust Series 0
                                         ----------------
                                            Year Ended
                                          Dec. 31/06 ++
                                         ----------------
Units, beginning of year                          --
Units issued                                   9,712
Units redeemed                                  (193)
                                              ------
Units, end of year                             9,519
                                              ======
Unit value, end of period $                    10.01
Assets, end of period $                       95,237
Investment income ratio*                        0.00%
Expense ratio, lowest to highest**              0.00%
Total return, lowest to highest***              0.43%
--------
++ Fund available in prior year but no activity.

                                                                   Sub-Account
                                         ---------------------------------------------------------------
                                                         Real Return Bond Trust Series 1
                                         ---------------------------------------------------------------
                                            Year Ended      Year Ended      Year Ended      Year Ended
                                            Dec. 31/06      Dec. 31/05      Dec. 31/04    Dec. 31/03 (a)
                                         ---------------  --------------  --------------  --------------
Units, beginning of year                         116,509         111,729           5,873              --
Units issued                                     103,018          85,239         262,524         133,583
Units redeemed                                   (43,959)        (80,459)       (156,668)       (127,710)
                                         ---------------  --------------  --------------  --------------
Units, end of year                               175,568         116,509         111,729           5,873
                                         ===============  ==============  ==============  ==============
Unit value, end of period $               14.22 to 14.38  14.25 to 14.37  14.14 to 14.22  13.05 to 13.07
Assets, end of period $                        2,514,498       1,669,468       1,584,831          76,663
Investment income ratio*                            2.37%           0.00%           0.49%           0.00%
Expense ratio, lowest to highest**         0.35% to 0.65%  0.35% to 0.65%  0.35% to 0.65%  0.45% to 0.65%
Total return, lowest to highest***       (0.27)% to 0.05%  0.78% to 1.09%  8.35% to 8.69%  4.43% to 4.57%

--------
(a) Reflects the period from commencement of operations on May 5, 2003 through December 31, 2003.

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

8. Financial Highlights

                                             Sub-Account
                                         --------------------
                                         Science & Technology
                                            Trust series 0
                                         --------------------
                                              Year Ended
                                            Dec. 31/06 ++
                                         --------------------
Units, beginning of year                           --
Units issued                                       86
Units redeemed                                     (3)
                                                -----
Units, end of year                                 83
                                                =====
Unit value, end of period $                     11.90
Assets, end of period $                           986
Investment income ratio*                         0.00%
Expense ratio, lowest to highest**               0.00%
Total return, lowest to highest***               5.60%
--------
++ Fund available in prior year but no activity.

                                                                             Sub-Account
                                         ---------------------------------------------------------------------------------
                                                                 Science & Technology Trust Series 1
                                         ---------------------------------------------------------------------------------
                                           Year Ended      Year Ended     Year Ended      Year Ended         Year Ended
                                           Dec. 31/06      Dec. 31/05     Dec. 31/04      Dec. 31/03         Dec. 31/02
                                         --------------  -------------  -------------  ---------------  ------------------
Units, beginning of year                      1,728,120      2,513,425      2,816,080        2,889,535           2,589,114
Units issued                                    490,113        687,432      2,720,294        2,001,149           2,806,957
Units redeemed                                 (892,132)    (1,472,737)    (3,022,949)      (2,074,604)         (2,506,536)
                                         --------------  -------------  -------------  ---------------  ------------------
Units, end of year                            1,326,101      1,728,120      2,513,425        2,816,080           2,889,535
                                         ==============  =============  =============  ===============  ==================
Unit value, end of period $              05.41 to 14.46  5.16 to 13.74  5.08 to 13.50    5.06 to 13.38        3.39 to 8.94
Assets, end of period $                      16,624,064     20,287,236     30,223,103       26,154,570          18,853,376
Investment income ratio*                           0.00%          0.00%          0.00%            0.00%               0.00%
Expense ratio, lowest to highest**        0.30% to 0.70% 0.30% to 0.70% 0.30% to 0.65%   0.40% to 0.65%      0.40% to 0.65%
Total return, lowest to highest***        4.79% to 5.21% 1.37% to 1.78% 0.22% to 0.58% 49.43% to 49.79% (41.15)% to (41.00)%

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

8. Financial Highlights

                                           Sub-Account
                                         ---------------
                                         Short-Term Bond
                                         Trust Series 0
                                         ---------------
                                           Year Ended
                                          Dec. 31/06 ++
                                         ---------------
Units, beginning of year                          --
Units issued                                  42,917
Units redeemed                               (41,579)
                                             -------
Units, end of year                             1,338
                                             =======
Unit value, end of period $                    18.45
Assets, end of period $                       24,683
Investment income ratio*                       35.06%
Expense ratio, lowest to highest**              0.00%
Total return, lowest to highest***              4.55%
--------
++ Fund available in prior year but no activity.

                                           Sub-Account
                                         ----------------
                                         Small Cap Growth
                                          Trust Series 0
                                         ----------------
                                            Year Ended
                                          Dec. 31/06 ++
                                         ----------------
Units, beginning of year                           --
Units issued                                  112,610
Units redeemed                                 (5,498)
                                            ---------
Units, end of year                            107,112
                                            =========
Unit value, end of period $                     17.19
Assets, end of period $                     1,840,852
Investment income ratio*                         0.00%
Expense ratio, lowest to highest**               0.00%
Total return, lowest to highest***              13.47%
--------
++ Fund available in prior year but no activity.

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

8. Financial Highlights

                                           Sub-Account
                                         ---------------
                                         Small Cap Index
                                         Trust Series 0
                                         ---------------
                                           Year Ended
                                          Dec. 31/06 ++
                                         ---------------
Units, beginning of year                          --
Units issued                                  35,074
Units redeemed                               (23,549)
                                             -------
Units, end of year                            11,525
                                             =======
Unit value, end of period $                    15.48
Assets, end of period $                      178,426
Investment income ratio*                        2.39%
Expense ratio, lowest to highest**              0.00%
Total return, lowest to highest***             17.64%
--------
++  Fund available in prior year but no activity.

                                                                               Sub-Account
                                         -------------------------------------------------------------------------------------
                                                                     Small Cap Index Trust Series 1
                                         -------------------------------------------------------------------------------------
                                         Year Ended Dec.    Year Ended       Year Ended       Year Ended         Year Ended
                                              31/06         Dec. 31/05       Dec. 31/04       Dec. 31/03         Dec. 31/02
                                         ---------------  --------------  ---------------  ---------------  ------------------
Units, beginning of year                         728,419         453,968          162,048          226,973              58,468
Units issued                                     167,253         454,316          586,135          280,118             325,076
Units redeemed                                  (227,319)       (179,865)        (294,215)        (345,043)           (156,571)
                                         ---------------  --------------  ---------------  ---------------  ------------------
Units, end of year                               668,353         728,419          453,968          162,048             226,973
                                         ===============  ==============  ===============  ===============  ==================
Unit value, end of period $               18.61 to 19.06  15.94 to 16.25   15.48 to 15.66   13.28 to 13.38        9.17 to 9.21
Assets, end of period $                       12,623,575      11,739,024        7,067,046        2,159,093           2,085,303
Investment income ratio*                            0.49%           0.53%            0.34%            0.00%               1.05%
Expense ratio, lowest to highest**         0.30% to 0.70%  0.30% to 0.70%   0.35% to 0.65%   0.40% to 0.65%      0.40% to 0.65%
Total return, lowest to highest***       16.79% to 17.26%  3.16% to 3.58% 16.56% to 16.92% 44.85% to 45.20% (21.98)% to (21.79)%

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

8. Financial Highlights

                                                                    Sub-Account
                                         ----------------------------------------------------------------
                                                      Small Cap Opportunities Trust Series 1
                                         ----------------------------------------------------------------
                                           Year Ended      Year Ended       Year Ended       Year Ended
                                           Dec. 31/06      Dec. 31/05       Dec. 31/04     Dec. 31/03 (a)
                                         --------------  --------------  ---------------  ---------------
Units, beginning of year                        256,511          74,332           28,153               --
Units issued                                    171,059         314,871           98,813           32,131
Units redeemed                                 (145,049)       (132,692)         (52,634)          (3,978)
                                         --------------  --------------  ---------------  ---------------
Units, end of year                              282,521         256,511           74,332           28,153
                                         ==============  ==============  ===============  ===============
Unit value, end of period $              25.54 to 25.92  23.28 to 23.53   21.77 to 21.88   17.43 to 17.45
Assets, end of period $                       7,281,857       6,011,042        1,625,557          491,037
Investment income ratio*                           0.68%           0.00%            0.03%            0.00%
Expense ratio, lowest to highest**        0.30% to 0.70%  0.30% to 0.70%   0.35% to 0.65%   0.40% to 0.65%
Total return, lowest to highest***       9.68% to 10.12%  7.02% to 7.45% 24.96% to 25.34% 39.40% to 39.64%

--------

(a) Reflects the period from commencement of operations on May 5, 2003 through December 31, 2003.

                                          Sub-Account
                                         --------------
                                           Small Cap
                                         Trust Series 0
                                         --------------
                                           Year Ended
                                         Dec. 31/06 ++
                                         --------------
Units, beginning of year                         --
Units issued                                  5,610
Units redeemed                               (5,610)
                                             ------
Units, end of year                               --
                                             ======
Unit value, end of period $                   12.32
Assets, end of period $                          --
Investment income ratio*                       0.00%
Expense ratio, lowest to highest**             0.00%
Total return, lowest to highest***             7.62%
--------
++ Fund available in prior year but no activity.

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

8. Financial Highlights

                                                   Sub-Account
                                         -------------------------------
                                                    Small Cap
                                                  Trust Series 1
                                         -------------------------------
                                           Year Ended       Year Ended
                                           Dec. 31/06      Dec. 31/05 ^
                                         --------------  ---------------
Units, beginning of year                          1,196               --
Units issued                                      4,121            1,696
Units redeemed                                   (2,321)            (500)
                                         --------------  ---------------
Units, end of year                                2,996            1,196
                                         ==============  ===============
Unit value, end of period $              15.22 to 15.27   14.24 to 14.26
Assets, end of period $                          45,604           17,031
Investment income ratio*                           0.00%            0.00%
Expense ratio, lowest to highest**        0.45% to 0.65%   0.45% to 0.65%
Total return, lowest to highest***        6.86% to 7.08% 13.92% to 14.06%
--------
^ Reflects the period from commencement of operations on may 2, 2005 through December 31, 2005.

                                           Sub-Account
                                         ---------------
                                         Small Cap Value
                                         Trust Series 0
                                         ---------------
                                           Year Ended
                                          Dec. 31/06 ++
                                         ---------------
Units, beginning of year                           --
Units issued                                  143,375
Units redeemed                                (19,034)
                                            ---------
Units, end of year                            124,341
                                            =========
Unit value, end of period $                     35.44
Assets, end of period $                     4,406,358
Investment income ratio*                         0.13%
Expense ratio, lowest to highest**               0.00%
Total return, lowest to highest***              19.32%
--------
++ Fund available in prior year but no activity.

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

8. Financial Highlights

                                                          Sub-Account
                                                ------------------------------
                                                         Small Company
                                                        Trust Series 1
                                                ------------------------------
                                                  Year Ended      Year Ended
                                                  Dec. 31/06     Dec. 31/05 ++
                                                --------------  --------------
Units, beginning of year                                 2,740              --
Units issued                                            90,180          10,254
Units redeemed                                         (15,073)         (7,514)
                                                --------------  --------------
Units, end of year                                      77,847           2,740
                                                ==============  ==============
Unit value, end of period $                     16.80 to 16.93  16.01 to 16.06
Assets, end of period $                              1,317,577          43,967
Investment income ratio*                                  0.00%           0.00%
Expense ratio, lowest to highest**               0.35% to 0.65%  0.45% to 0.65%
Total return, lowest to highest***               4.92% to 5.23%  5.63% to 5.84%
--------
++ Fund available in prior year but no activity.

                                             Sub-Account
                                         -------------------
                                         Small Company Value
                                           Trust Series 0
                                         -------------------
                                             Year Ended
                                            Dec. 31/06 ++
                                         -------------------
Units, beginning of year                           --
Units issued                                    6,551
Units redeemed                                   (985)
                                               ------
Units, end of year                              5,566
                                               ======
Unit value, end of period $                     13.41
Assets, end of period $                        74,625
Investment income ratio*                         0.00%
Expense ratio, lowest to highest**               0.00%
Total return, lowest to highest***              15.50%
--------
++ Fund available in prior year but no activity.

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

8. Financial Highlights

                                                                              Sub-Account
                                         -----------------------------------------------------------------------------------
                                                                  Small Company Value Trust Series 1
                                         -----------------------------------------------------------------------------------
                                            Year Ended      Year Ended       Year Ended       Year Ended        Year Ended
                                            Dec. 31/06      Dec. 31/05       Dec. 31/04       Dec. 31/03        Dec. 31/02
                                         ---------------  --------------  ---------------  ---------------  ----------------
Units, beginning of year                       1,534,174       1,525,817        1,151,115        1,194,763           521,854
Units issued                                     813,580         766,171        1,166,644        1,030,795         1,822,893
Units redeemed                                (1,150,380)       (757,814)        (791,942)      (1,074,443)       (1,149,984)
                                         ---------------  --------------  ---------------  ---------------  ----------------
Units, end of year                             1,197,374       1,534,174        1,525,817        1,151,115         1,194,763
                                         ===============  ==============  ===============  ===============  ================
Unit value, end of period $               19.05 to 28.45  16.62 to 24.78   15.67 to 23.28   12.60 to 18.70     9.49 to 14.07
Assets, end of period $                       23,687,841      26,095,828       24,396,927       15,104,792        11,607,392
Investment income ratio*                            0.07%           0.27%            0.15%            0.44%             0.25%
Expense ratio, lowest to highest**         0.25% to 0.70%  0.35% to 0.70%   0.35% to 0.65%   0.40% to 0.65%    0.40% to 0.65%
Total return, lowest to highest***       14.62% to 15.13%  6.29% to 6.66% 24.38% to 24.76% 32.81% to 33.12% (6.53)% to (6.30)%

                                                                   Sub-Account
                                         ---------------------------------------------------------------
                                                           Special Value Trust Series 1
                                         ---------------------------------------------------------------
                                            Year Ended      Year Ended       Year Ended      Year Ended
                                            Dec. 31/06      Dec. 31/05       Dec. 31/04    Dec. 31/03 (a)
                                         ---------------  --------------  ---------------  --------------
Units, beginning of year                          15,605          11,949           10,527          --
Units issued                                      12,637           5,903            3,178      20,755
Units redeemed                                   (11,311)         (2,247)          (1,756)    (10,228)
                                         ---------------  --------------  ---------------     -------
Units, end of year                                16,931          15,605           11,949      10,527
                                         ===============  ==============  ===============     =======
Unit value, end of period $               21.73 to 21.97  19.74 to 19.84   18.81 to 18.87       15.77
Assets, end of period $                          370,598         309,231          225,420     166,036
Investment income ratio*                            0.03%           0.00%            0.00%       0.00%
Expense ratio, lowest to highest**         0.35% to 0.65%  0.45% to 0.65%   0.45% to 0.65%       0.45%
Total return, lowest to highest***       10.12% to 10.45%  4.92% to 5.13% 19.40% to 19.65%      26.18%

--------
(a)Reflects the period from commencement of operations on May 5, 2003 through December 31, 2003.

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

8. Financial Highlights

                                                                  Sub-Account
                                                                 --------------
                                                                 Strategic Bond
                                                                 Trust Series 0
                                                                 --------------
                                                                   Year Ended
                                                                 Dec. 31/06 ++
                                                                 --------------
Units, beginning of year                                                --
Units issued                                                            60
Units redeemed                                                         (60)
                                                                     -----
Units, end of year                                                      --
                                                                     =====
Unit value, end of period $                                          10.99
Assets, end of period $                                                 --
Investment income ratio*                                              0.00%
Expense ratio, lowest to highest**                                    0.00%
Total return, lowest to highest***                                    7.05%

--------
++ Fund available in prior year but no activity.

                                                                           Sub-Account
                                         -------------------------------------------------------------------------------
                                                                  Strategic Bond Trust Series 1
                                         -------------------------------------------------------------------------------
                                           Year Ended      Year Ended      Year Ended    Year Ended Dec.    Year Ended
                                           Dec. 31/06      Dec. 31/05      Dec. 31/04         31/03         Dec. 31/02
                                         --------------  --------------  --------------  ---------------  --------------
Units, beginning of year                        253,221         238,775         169,132          221,458         183,559
Units issued                                    138,457         176,347         290,490          397,326         428,880
Units redeemed                                 (142,469)       (161,901)       (220,847)        (449,652)       (390,981)
                                         --------------  --------------  --------------  ---------------  --------------
Units, end of year                              249,209         253,221         238,775          169,132         221,458
                                         ==============  ==============  ==============  ===============  ==============
Unit value, end of period $              19.92 to 22.32  18.71 to 20.86  18.32 to 20.38   17.27 to 19.15  15.36 to 16.98
Assets, end of period $                       5,459,524       5,217,823       4,821,612        3,179,959       3,701,587
Investment income ratio*                           6.48%           2.48%           3.88%            6.69%           5.15%
Expense ratio, lowest to highest**        0.30% to 0.70%  0.35% to 0.70%  0.35% to 0.65%   0.40% to 0.65%  0.45% to 0.65%
Total return, lowest to highest***        6.31% to 6.73%  1.98% to 2.34%  5.98% to 6.29% 12.38% to 12.66%  8.25% to 8.47%

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

8. Financial Highlights

                                                                     Sub-Account
                                                   ----------------------------------------------
                                                           Strategic Income Trust Series 1
                                                   ----------------------------------------------
                                                     Year Ended      Year Ended      Year Ended
                                                     Dec. 31/06      Dec. 31/05     Dec. 31/04 ##
                                                   --------------  --------------  --------------
Units, beginning of year                                   78,004           2,225              --
Units issued                                               37,952          90,668           2,246
Units redeemed                                            (80,028)        (14,889)            (21)
                                                   --------------  --------------  --------------
Units, end of year                                         35,928          78,004           2,225
                                                   ==============  ==============  ==============
Unit value, end of period $                        14.24 to 14.35  13.78 to 13.82  13.56 to 13.57
Assets, end of period $                                   512,297       1,075,257          30,167
Investment income ratio*                                     2.03%          12.20%           6.19%
Expense ratio, lowest to highest**                  0.35% to 0.65%  0.45% to 0.65%  0.45% to 0.65%
Total return, lowest to highest***                  3.31% to 3.62%  1.64% to 1.81%  8.46% to 8.60%

--------
## Reflects the period from commencement of operations on May 3, 2004 through December 31, 2004.

                                                              Sub-Account
                                                        -----------------------
                                                        Strategic Opportunities
                                                            Trust Series 0
                                                        -----------------------
                                                              Year Ended
                                                             Dec. 31/06 ++
                                                        -----------------------
 Units, beginning of year                                           --
 Units issued                                                        8
 Units redeemed                                                     --
                                                                 -----
 Units, end of year                                                  8
                                                                 =====
 Unit value, end of period $                                     13.40
 Assets, end of period $                                           106
 Investment income ratio*                                         0.00%
 Expense ratio, lowest to highest**                               0.00%
 Total return, lowest to highest***                              12.25%

--------
++ Fund available in prior year but no activity.

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

8. Financial Highlights

                                                                               Sub-Account
                                         -------------------------------------------------------------------------------------
                                                                 Strategic Opportunities Trust Series 1
                                         -------------------------------------------------------------------------------------
                                            Year Ended      Year Ended       Year Ended       Year Ended         Year Ended
                                            Dec. 31/06      Dec. 31/05       Dec. 31/04       Dec. 31/03         Dec. 31/02
                                         ---------------  --------------  ---------------  ---------------  ------------------
Units, beginning of year                         389,613         396,663          588,318          895,938             706,044
Units issued                                     164,694         146,665          299,516          493,480             804,779
Units redeemed                                  (212,443)       (153,715)        (491,171)        (801,100)           (614,885)
                                         ---------------  --------------  ---------------  ---------------  ------------------
Units, end of year                               341,864         389,613          396,663          588,318             895,938
                                         ===============  ==============  ===============  ===============  ==================
Unit value, end of period $               11.16 to 15.24  10.01 to 13.59    9.17 to 12.43    8.21 to 11.09        6.56 to 8.84
Assets, end of period $                        4,938,858       5,106,599        4,732,242        5,962,880           7,208,068
Investment income ratio*                            0.01%           0.40%            0.09%            0.00%               0.00%
Expense ratio, lowest to highest**         0.30% to 0.70%  0.35% to 0.70%   0.35% to 0.65%   0.40% to 0.65%      0.45% to 0.65%
Total return, lowest to highest***       11.38% to 11.83%  8.96% to 9.34% 11.58% to 11.93% 25.03% to 25.34% (39.16)% to (39.04)%

                                                                  Sub-Account
                                                                ---------------
                                                                Strategic Value
                                                                Trust Series 0
                                                                ---------------
                                                                  Year Ended
                                                                Dec. 31/06 ++ c
                                                                ---------------
 Units, beginning of year                                               --
 Units issued                                                          112
 Units redeemed                                                       (112)
                                                                     -----
 Units, end of year                                                     --
                                                                     =====
 Unit value, end of period $                                         11.74
 Assets, end of period $                                                --
 Investment income ratio*                                             7.15%
 Expense ratio, lowest to highest**                                   0.00%
 Total return, lowest to highest***                                  11.71%

--------
++c Terminated as an investment option and funds transferred to Large Cap Value
    Trust on Dec. 4, 2006. Fund available in prior year but no activity.

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

8. Financial Highlights

                                                                          Sub-Account
                                   ----------------------------------------------------------------------------------------
                                                                 Strategic Value Trust Series 1
                                   ----------------------------------------------------------------------------------------
                                      Year Ended        Year Ended        Year Ended       Year Ended         Year Ended
                                    Dec. 31/06 (c)      Dec. 31/05        Dec. 31/04       Dec. 31/03         Dec. 31/02
                                   ---------------  ----------------   ---------------  ---------------  ------------------
Units, beginning of year                     7,607            71,614           235,464           34,516               9,069
Units issued                               250,417           328,718            79,793          211,670              29,192
Units redeemed                            (258,024)         (392,725)         (243,643)         (10,722)             (3,745)
                                   ---------------  ----------------   ---------------  ---------------  ------------------
Units, end of year                              --             7,607            71,614          235,464              34,516
                                   ===============  ================   ===============  ===============  ==================
Unit value, end of period $         12.70 to 12.92    11.45 to 11.61    11.56 to 11.66     9.86 to 9.93        7.71 to 7.73
Assets, end of period $                         --            87,168           832,892        2,330,657             266,768
Investment income ratio*                      0.80%             0.11%             0.25%            0.01%               0.00%
Expense ratio, lowest to highest**   0.35% to 0.65%    0.35% to 0.65%    0.40% to 0.65%   0.40% to 0.65%      0.45% to 0.65%
Total return, lowest to highest*** 10.95% to 11.26% (0.94)% to (0.64)% 17.23% to 17.52% 27.94% to 28.27% (27.66)% to (27.52)%

--------
(c) Terminated as an investment option and funds transferred to Large Cap Value Trust on December 4, 2006.

                                                                Sub-Account
                                                               --------------
                                                                Total Return
                                                               Trust Series 0
                                                               --------------
                                                                 Year Ended
                                                               Dec. 31/06 ++
                                                               --------------
  Units, beginning of year                                             --
  Units issued                                                     36,837
  Units redeemed                                                   (2,554)
                                                                  -------
  Units, end of year                                               34,283
                                                                  =======
  Unit value, end of period $                                       11.39
  Assets, end of period $                                         390,568
  Investment income ratio*                                           0.00%
  Expense ratio, lowest to highest**                                 0.00%
  Total return, lowest to highest***                                 3.67%

--------
++ Fund available in prior year but no activity.

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

8. Financial Highlights

                                                                     Sub-Account
                                   ------------------------------------------------------------------------------
                                                             Total Return Trust Series 1
                                   ------------------------------------------------------------------------------
                                     Year Ended      Year Ended      Year Ended      Year Ended      Year Ended
                                     Dec. 31/06      Dec. 31/05      Dec. 31/04      Dec. 31/03      Dec. 31/02
                                   --------------  --------------  --------------  --------------  --------------
Units, beginning of year                2,385,781       2,833,935       2,319,152       2,315,832       1,419,177
Units issued                              879,060       1,121,316       2,668,560       1,537,006       3,545,219
Units redeemed                         (1,694,363)     (1,569,470)     (2,153,777)     (1,533,686)     (2,648,564)
                                   --------------  --------------  --------------  --------------  --------------
Units, end of year                      1,570,478       2,385,781       2,833,935       2,319,152       2,315,832
                                   ==============  ==============  ==============  ==============  ==============
Unit value, end of period $        18.06 to 18.56  17.56 to 17.92  17.28 to 17.53  16.57 to 16.70  15.89 to 15.97
Assets, end of period $                28,840,343      42,371,818      49,394,073      38,643,292      36,916,915
Investment income ratio*                     3.62%           2.49%           3.71%           2.77%           2.58%
Expense ratio, lowest to highest**  0.25% to 0.70%  0.30% to 0.70%  0.30% to 0.65%  0.40% to 0.65%  0.40% to 0.65%
Total return, lowest to highest***  2.89% to 3.34%  1.76% to 2.17%  4.28% to 4.65%  4.32% to 4.60%  8.80% to 9.08%

                                               Sub-Account
                                         ------------------------
                                         Total Stock Market Index
                                              Trust Series 0
                                         ------------------------
                                                Year Ended
                                              Dec. 31/06 ++
                                         ------------------------
Units, beginning of year                             --
Units issued                                         37
Units redeemed                                       --
                                                  -----
Units, end of year                                   37
                                                  =====
Unit value, end of period $                       46.25
Assets, end of period $                           1,715
Investment income ratio*                           0.00%
Expense ratio, lowest to highest**                 0.00%
Total return, lowest to highest***                15.33%
--------
++  Fund available in prior year but no activity.

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

8. Financial Highlights

                                                                         Sub-Account
                                   -------------------------------------------------------------------------------------
                                                           Total Stock Market Index Trust Series 1
                                   -------------------------------------------------------------------------------------
                                      Year Ended      Year Ended       Year Ended       Year Ended         Year Ended
                                      Dec. 31/06      Dec. 31/05       Dec. 31/04       Dec. 31/03         Dec. 31/02
                                   ---------------  --------------  ---------------  ---------------  ------------------
Units, beginning of year                   323,999         230,903          371,604          181,207             309,502
Units issued                               144,172         313,142          405,051          467,766             327,720
Units redeemed                            (255,422)       (220,046)        (545,752)        (277,369)           (456,015)
                                   ---------------  --------------  ---------------  ---------------  ------------------
Units, end of year                         212,749         323,999          230,903          371,604             181,207
                                   ===============  ==============  ===============  ===============  ==================
Unit value, end of period $         13.31 to 13.63  11.62 to 11.83   11.10 to 11.23    9.99 to 10.07        7.71 to 7.74
Assets, end of period $                  2,867,841       3,807,527        2,572,128        3,719,559           1,397,047
Investment income ratio*                      1.02%           0.99%            0.73%            0.00%               0.42%
Expense ratio, lowest to highest**   0.30% to 0.70%  0.35% to 0.70%   0.35% to 0.65%   0.40% to 0.65%      0.45% to 0.65%
Total return, lowest to highest*** 14.49% to 14.95%  4.96% to 5.32% 11.02% to 11.35% 29.69% to 30.02% (21.80)% to (21.65)%

                                                                        Sub-Account
                                   -----------------------------------------------------------------------------------
                                                                 U.S. Core Trust Series 1
                                   -----------------------------------------------------------------------------------
                                     Year Ended      Year Ended      Year Ended       Year Ended         Year Ended
                                   Dec. 31/06 (g)    Dec. 31/05      Dec. 31/04       Dec. 31/03         Dec. 31/02
                                   --------------  --------------  --------------  ---------------  ------------------
Units, beginning of year                  853,493         899,801       1,151,229        1,592,866           1,605,126
Units issued                              237,418         549,300         471,319          695,451           1,400,088
Units redeemed                           (263,158)       (595,608)       (722,747)      (1,137,088)         (1,412,348)
                                   --------------  --------------  --------------  ---------------  ------------------
Units, end of year                        827,753         853,493         899,801        1,151,229           1,592,866
                                   ==============  ==============  ==============  ===============  ==================
Unit value, end of period $        11.57 to 20.96  10.66 to 19.25  10.50 to 18.89    9.89 to 17.73       7.86 to 14.06
Assets, end of period $                16,484,485      15,776,383      16,191,548       18,310,286          19,158,844
Investment income ratio*                     1.19%           1.38%           0.85%            1.02%               0.63%
Expense ratio, lowest to highest**  0.30% to 0.70%  0.30% to 0.70%  0.35% to 0.65%   0.40% to 0.65%      0.40% to 0.65%
Total return, lowest to highest***  8.42% to 8.84%  1.32% to 1.72%  6.08% to 6.39% 25.77% to 26.09% (24.82)% to (24.63)%

--------
(g) Fund renamed on May 1, 2006. Previously known as Growth & Income Trust.

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

8. Financial Highlights

                                                            Sub-Account
                                                  ------------------------------
                                                    U.S. Global Leaders Growth
                                                          Trust Series 1
                                                  ------------------------------
                                                    Year Ended      Year Ended
                                                    Dec. 31/06     Dec. 31/05 ++
                                                  --------------  --------------
Units, beginning of year                                  83,180              --
Units issued                                              25,598         104,006
Units redeemed                                           (57,372)        (20,826)
                                                  --------------  --------------
Units, end of year                                        51,406          83,180
                                                  ==============  ==============
Unit value, end of period $                       13.35 to 13.46  13.20 to 13.27
Assets, end of period $                                  690,161       1,100,951
Investment income ratio*                                    0.00%           0.24%
Expense ratio, lowest to highest**                 0.35% to 0.65%  0.35% to 0.65%
Total return, lowest to highest***                 1.14% to 1.45%  0.22% to 0.52%

--------
++ Fund available in prior year but no activity.

                                                            Sub-Account
                                                     --------------------------
                                                     U.S. Government Securities
                                                           Trust Series 0
                                                     --------------------------
                                                             Year Ended
                                                           Dec. 31/06 ++
                                                     --------------------------
Units, beginning of year                                          --
Units issued                                                      31
Units redeemed                                                    (1)
                                                               -----
Units, end of year                                                30
                                                               =====
Unit value, end of period $                                    12.24
Assets, end of period $                                          370
Investment income ratio*                                        0.00%
Expense ratio, lowest to highest**                              0.00%
Total return, lowest to highest***                              4.39%
--------
++ Fund available in prior year but no activity.

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

8. Financial Highlights

                                                                     Sub-Account
                                   ------------------------------------------------------------------------------
                                                      U.S. Government Securities Trust Series 1
                                   ------------------------------------------------------------------------------
                                     Year Ended      Year Ended      Year Ended      Year Ended      Year Ended
                                     Dec. 31/06      Dec. 31/05      Dec. 31/04      Dec. 31/03      Dec. 31/02
                                   --------------  --------------  --------------  --------------  --------------
Units, beginning of year                  649,545         541,692         595,722       1,081,467         719,661
Units issued                              578,659         404,113         625,354         950,497       1,334,914
Units redeemed                           (537,424)       (296,260)       (679,384)     (1,436,242)       (973,108)
                                   --------------  --------------  --------------  --------------  --------------
Units, end of year                        690,780         649,545         541,692         595,722       1,081,467
                                   ==============  ==============  ==============  ==============  ==============
Unit value, end of period $        15.74 to 16.94  15.18 to 16.32  15.08 to 16.15  14.76 to 15.78  14.60 to 15.59
Assets, end of period $                11,102,160       9,984,112       8,245,778       8,887,862      16,062,944
Investment income ratio*                     5.48%           1.72%           1.95%           4.00%           3.29%
Expense ratio, lowest to highest**  0.25% to 0.70%  0.35% to 0.70%  0.35% to 0.65%  0.40% to 0.65%  0.40% to 0.65%
Total return, lowest to highest***  3.66% to 4.13%  0.87% to 1.24%  2.21% to 2.54%  1.07% to 1.32%  7.30% to 7.56%

                                                               Sub-Account
                                                           --------------------
                                                           U.S. High Yield Bond
                                                              Trust Series 0
                                                           --------------------
                                                                Year Ended
                                                              Dec. 31/06 ++
                                                           --------------------
Units, beginning of year                                             --
Units issued                                                        414
Units redeemed                                                      (14)
                                                                  -----
Units, end of year                                                  400
                                                                  =====
Unit value, end of period $                                       11.42
Assets, end of period $                                           4,564
Investment income ratio*                                           0.00%
Expense ratio, lowest to highest**                                 0.00%
Total return, lowest to highest***                                 9.60%
--------
++ Fund available in prior year but no activity.

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

8. Financial Highlights

                                             Sub-Account
                                         --------------------
                                         U.S. High Yield Bond
                                            Trust Series 1
                                         --------------------
                                              Year Ended
                                            Dec. 31/06 ++
                                         --------------------
Units, beginning of year                           --
Units issued                                      201
Units redeemed                                     (4)
                                                -----
Units, end of year                                197
                                                =====
Unit value, end of period $                     14.11
Assets, end of period $                         2,781
Investment income ratio*                         0.00%
Expense ratio, lowest to highest**               0.65%
Total return, lowest to highest***               8.89%
--------
++ Fund available in prior year but no activity.

                                          Sub-Account
                                         --------------
                                         U.S. Large Cap
                                         Trust Series 0
                                         --------------
                                           Year Ended
                                         Dec. 31/06 ++
                                         --------------
Units, beginning of year                         --
Units issued                                  8,184
Units redeemed                               (8,184)
                                             ------
Units, end of year                               --
                                             ======
Unit value, end of period $                   12.41
Assets, end of period $                          --
Investment income ratio*                       0.00%
Expense ratio, lowest to highest**             0.00%
Total return, lowest to highest***            10.68%
--------
++ Fund available in prior year but no activity.

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

8. Financial Highlights

                                                                        Sub-Account
                                   -----------------------------------------------------------------------------------
                                                               U.S. Large Cap Trust Series 1
                                   -----------------------------------------------------------------------------------
                                     Year Ended      Year Ended      Year Ended       Year Ended         Year Ended
                                     Dec. 31/06      Dec. 31/05      Dec. 31/04       Dec. 31/03         Dec. 31/02
                                   --------------  --------------  --------------  ---------------  ------------------
Units, beginning of year                1,555,399       1,640,031         284,605          268,376             277,574
Units issued                              270,247         430,513       1,930,714          230,093             443,269
Units redeemed                           (390,599)       (515,145)       (575,288)        (213,864)           (452,467)
                                   --------------  --------------  --------------  ---------------  ------------------
Units, end of year                      1,435,047       1,555,399       1,640,031          284,605             268,376
                                   ==============  ==============  ==============  ===============  ==================
Unit value, end of period $        16.02 to 16.46  14.58 to 14.84  13.91 to 14.07   12.79 to 12.89        9.38 to 9.44
Assets, end of period $                23,164,531      22,779,517      22,836,763        3,646,301           2,521,529
Investment income ratio*                     0.57%           0.43%           0.09%            0.39%               0.36%
Expense ratio, lowest to highest**  0.25% to 0.70%  0.35% to 0.70%  0.35% to 0.65%   0.40% to 0.65%      0.40% to 0.65%
Total return, lowest to highest*** 9.88% to 10.38%  5.08% to 5.45%  8.68% to 9.01% 36.17% to 36.52% (25.67)% to (25.49)%

                                                             Sub-Account
                                                       ------------------------
                                                       Utilities Trust Series 0
                                                       ------------------------
                                                              Year Ended
                                                            Dec. 31/06 ++
                                                       ------------------------
 Units, beginning of year                                          --
 Units issued                                                     155
 Units redeemed                                                    (6)
                                                                -----
 Units, end of year                                               149
                                                                =====
 Unit value, end of period $                                    15.17
 Assets, end of period $                                        2,261
 Investment income ratio*                                        0.00%
 Expense ratio, lowest to highest**                              0.00%
 Total return, lowest to highest***                             31.06%
--------
++ Fund available in prior year but no activity.

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

8. Financial Highlights

                                                                         Sub-Account
                                   --------------------------------------------------------------------------------------
                                                                   Utilities Trust Series 1
                                   --------------------------------------------------------------------------------------
                                      Year Ended       Year Ended       Year Ended       Year Ended         Year Ended
                                      Dec. 31/06       Dec. 31/05       Dec. 31/04       Dec. 31/03         Dec. 31/02
                                   ---------------  ---------------  ---------------  ---------------  ------------------
Units, beginning of year                   154,810           40,217           12,829            4,043               5,383
Units issued                                77,515          154,202           57,841           34,544              12,660
Units redeemed                            (101,058)         (39,609)         (30,453)         (25,758)            (14,000)
                                   ---------------  ---------------  ---------------  ---------------  ------------------
Units, end of year                         131,267          154,810           40,217           12,829               4,043
                                   ===============  ===============  ===============  ===============  ==================
Unit value, end of period $         18.35 to 18.66   14.10 to 14.30   12.15 to 12.26     9.45 to 9.50        7.07 to 7.09
Assets, end of period $                  2,433,871        2,200,446          489,462          121,451              28,615
Investment income ratio*                      2.31%            0.39%            0.54%            0.56%               0.01%
Expense ratio, lowest to highest**   0.35% to 0.65%   0.35% to 0.65%   0.40% to 0.65%   0.45% to 0.65%      0.45% to 0.65%
Total return, lowest to highest*** 30.15% to 30.55% 16.07% to 16.41% 28.57% to 28.91% 33.64% to 33.93% (24.04)% to (23.89)%

                                                                         Sub-Account
                                   --------------------------------------------------------------------------------------
                                                                     Value Trust Series 1
                                   --------------------------------------------------------------------------------------
                                      Year Ended       Year Ended       Year Ended       Year Ended         Year Ended
                                      Dec. 31/06       Dec. 31/05       Dec. 31/04       Dec. 31/03         Dec. 31/02
                                   ---------------  ---------------  ---------------  ---------------  ------------------
Units, beginning of year                   422,144        1,080,759          720,769          715,767             700,592
Units issued                               199,825          208,115        1,280,008          639,080             622,576
Units redeemed                            (324,742)        (866,730)        (920,018)        (634,078)           (607,401)
                                   ---------------  ---------------  ---------------  ---------------  ------------------
Units, end of year                         297,227          422,144        1,080,759          720,769             715,767
                                   ===============  ===============  ===============  ===============  ==================
Unit value, end of period $         25.21 to 28.68   20.94 to 23.77   18.71 to 21.18   16.33 to 18.39      11.84 to 13.31
Assets, end of period $                  8,411,802        9,906,015       22,720,877       12,699,749           9,377,558
Investment income ratio*                      0.42%            0.55%            0.53%            1.23%               0.85%
Expense ratio, lowest to highest**   0.30% to 0.70%   0.30% to 0.70%   0.30% to 0.65%   0.40% to 0.65%      0.40% to 0.65%
Total return, lowest to highest*** 20.20% to 20.68% 11.78% to 12.22% 14.43% to 14.83% 37.86% to 38.20% (23.31)% to (23.11)%

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

(*) These ratios, which are not annualized, represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying Trust portfolio, net of management fees assessed by the Trust portfolio adviser, divided by the average net assets of the sub-account. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reductions in unit values. The recognition of investment income by the sub-account is affected by the timing of the declarations of dividends by the underlying Trust portfolio in which the sub-accounts invest. It is the practice of the Trusts, for income tax reasons, to declare dividends in April for investment income received in the previous calendar year for all sub-accounts of the Trusts except for the Money Market Trust which declares and reinvests dividends on a daily basis. Any dividend distribution received from a sub-account of the Trusts is reinvested immediately, at the net asset value, in shares of that sub-account and retained as assets of the corresponding sub-account so that the unit value of the sub-account is not affected by the declaration and reinvestment of dividends.

(**) These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense risk charges, for the period indicated. The ratios include only those expenses that result in a direct reduction in unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Trust portfolio are excluded.

(***) These ratios, which are not annualized, represent the total return for the period indicated, including changes in the value of the underlying Trust portfolio, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

9. Details of Dividend Income

The Dividend Income reported in the Statements of Operations and Changes in Contract Owners' Equity is comprised of distributions received from the underlying Portfolios as follows:

                                                  Dividend Income Distribution Capital Gain Distribution         Total
                                                  ---------------------------- ------------------------- ---------------------
Sub-account                                         2006          2005           2006          2005         2006       2005
-----------                                       -------------- ------------- ------------ ------------ ---------- ----------
500 Index Trust B Series 0                        $282,780            --              --    $  263,850   $  282,780 $  263,850
500 Index Trust Series 1                           105,632        96,820              --            --      105,632     96,820
Active Bond Trust Series 0                           9,541            --              --            --        9,541         --
Active Bond Trust Series 1                         107,757            --              --        15,178      107,757     15,178
Aggressive Growth Trust Series 1                        --            --              --            --           --         --
All Asset Portfolio Series 1                        33,599        14,171           1,988         1,592       35,587     15,763
All Cap Core Trust Series 0                             --            --              --            --           --         --
All Cap Core Trust Series 1                         24,386        21,563              --            --       24,386     21,563
All Cap Growth Trust Series 0                           --            --              --            --           --         --
All Cap Growth Trust Series 1                           --            --              --            --           --         --
All Cap Value Trust Series 0                            --            --              --            --           --         --
All Cap Value Trust Series 1                        15,750         8,165         351,048        57,327      366,798     65,492
American Blue Chip Income and Growth Trust Series   17,474         1,138          53,784        40,621       71,258     41,759
American Bond Trust Series 1                            --            --              --            --           --         --
American Growth Trust Series 1                      88,398            --         187,781        18,593      276,179     18,593
American Growth-Income Trust Series 1               30,892         9,749           3,304         2,995       34,196     12,744
American International Trust Series 1              169,701        45,553         194,848       490,900      364,549    536,453
Blue Chip Growth Trust Series 0                         --            --              --            --           --         --
Blue Chip Growth Trust Series 1                     59,385       114,555              --            --       59,385    114,555
Bond Index Trust B Series 0                         24,257            --              --            --       24,257         --
Capital Appreciation Trust Series 0                     --            --              --            --           --         --
Capital Appreciation Trust Series 1                     --            --         284,871            --      284,871         --
Classic Value Trust Series 0                             6            --              11            --           17         --
Classic Value Trust Series 1                         9,753         2,332          18,700        19,578       28,453     21,910
Core Bond Trust Series 1                                 5            --              --            --            5         --
Core Equity Trust Series 0                              --            --              --            --           --         --
Core Equity Trust Series 1                              --            --          24,172            --       24,172         --
Diversified Bond Trust Series 1                         --       234,234              --        30,623           --    264,857
Dynamic Growth Trust Series 0                           --            --              --            --           --         --
Dynamic Growth Trust Series 1                           --            --              --            --           --         --
Emerging Growth Trust Series 0                          --            --              --            --           --         --
Emerging Growth Trust Series 1                          --            --         178,162            --      178,162         --
Emerging Small Company Trust Series 0                   --            --              --            --           --         --
Emerging Small Company Trust Series 1                   --            --       2,674,796            --    2,674,796         --
Equity Index Trust Series 1                             --       484,590              --            --           --    484,590
Equity-Income Trust Series 0                        75,195            --         299,134            --      374,329         --
Equity-Income Trust Series 1                       555,400       447,051       2,285,226     1,235,618    2,840,626  1,682,669
Financial Services Trust Series 0                       --            --              --            --           --         --
Financial Services Trust Series 1                    1,596         1,355               9            --        1,605      1,355
Fundamental Value Trust Series 0                        --            --              --            --           --         --
Fundamental Value Trust Series 1                    28,785        11,737         119,786            --      148,571     11,737

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

9. Details of Dividend Income

The Dividend Income reported in the Statements of Operations and Changes in Contract Owners' Equity is comprised of distributions received from the underlying Portfolios as follows:

                                            Dividend Income Distribution Capital Gain Distribution        Total
                                            ---------------------------- ------------------------- -------------------
Sub-account                                   2006           2005          2006         2005         2006      2005
-----------                                   ---------      ---------     ---------     -------   --------- ---------
Global Allocation Trust Series 0                   --             --            --          --            --        --
Global Allocation Trust Series 1               13,734          1,948            --          --        13,734     1,948
Global Bond Trust Series 0                         --             --        26,941          --        26,941        --
Global Bond Trust Series 1                         --        202,892        59,657      36,798        59,657   239,690
Global Trust Series 0                              --             --            --          --            --        --
Global Trust Series 1                          60,375         51,371            --          --        60,375    51,371
Growth & Income Trust Series 0                     --             --            --          --            --        --
Health Sciences Trust Series 0                     --             --            --          --            --        --
Health Sciences Trust Series 1                     --             --       408,934     274,633       408,934   274,633
High Yield Trust Series 0                          --             --            --          --            --        --
High Yield Trust Series 1                   1,116,926        747,411            --          --     1,116,926   747,411
Income & Value Trust Series 0                      --             --            --          --            --        --
Income & Value Trust Series 1                 504,298        400,124            --          --       504,298   400,124
International Core Trust Series 0                  --             --            --          --            --        --
International Core Trust Series 1              97,181         90,908       739,210          --       836,391    90,908
International Equity Index Trust A Series 1    57,198         32,639        57,938     291,194       115,136   323,833
International Equity Index Trust B Series 0    46,778             --        45,748          --        92,526        --
International Opportunities Trust Series 0         --             --            --          --            --        --
International Opportunities Trust Series 1      1,648             --        14,723          --        16,371        --
International Small Cap Trust Series 0             --             --            --          --            --        --
International Small Cap Trust Series 1         58,302         41,190            --          --        58,302    41,190
International Value Trust Series 0                 --             --            --          --            --        --
International Value Trust Series 1            403,952         95,422       969,025     124,915     1,372,977   220,337
Investment Quality Bond Trust Series 1      1,288,354      1,301,456            --          --     1,288,354 1,301,456
Large Cap Growth Trust Series 1                24,131         43,632            --          --        24,131    43,632
Large Cap Trust Series 0                           --             --            --          --            --        --
Large Cap Trust Series 1                           70             --           764          --           834        --
Large Cap Value Trust Series 0                     --             --            --          --            --        --
Large Cap Value Trust Series 1                 21,052             --       377,897          --       398,949        --
Lifestyle Aggressive Trust Series 0                --             --            --          --            --        --
Lifestyle Aggressive Trust Series 1           492,939         94,063     1,305,415      72,560     1,798,354   166,623
Lifestyle Balanced Trust Series 0                 316             --            --          --           316        --
Lifestyle Balanced Trust Series 1           1,139,775        734,888     1,361,959     298,078     2,501,734 1,032,966
Lifestyle Conservative Trust Series 0               1             --            --          --             1        --
Lifestyle Conservative Trust Series 1         305,056        298,340       200,160     192,044       505,216   490,384
Lifestyle Growth Trust Series 0                   390             --            --          --           390        --
Lifestyle Growth Trust Series 1               592,683        203,912       676,316      44,929     1,268,999   248,841
Lifestyle Moderate Trust Series 0                   7             --            --          --             7        --
Lifestyle Moderate Trust Series 1             102,082        115,721       100,196      80,740       202,278   196,461
Managed Trust Series 0                         10,132             --        45,355          --        55,487        --
Mid Cap Core Trust Series 0                         4             --            51          --            55        --

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

9. Details of Dividend Income

The Dividend Income reported in the Statements of Operations and Changes in Contract Owners' Equity is comprised of distributions received from the underlying Portfolios as follows:

                                       Dividend Income Distribution Capital Gain Distribution        Total
                                       ---------------------------- ------------------------- -------------------
Sub-account                              2006           2005          2006         2005         2006      2005
-----------                            ---------      ---------     ---------    ---------    --------- ---------
Mid Cap Core Trust Series 1               17,934             --       243,480       83,108      261,414    83,108
Mid Cap Index Trust Series 0                  --             --            --           --           --        --
Mid Cap Index Trust Series 1              40,359         52,895       281,969      345,417      322,328   398,312
Mid Cap Stock Trust Series 0                  --             --            --           --           --        --
Mid Cap Stock Trust Series 1                  --             --       601,318      203,232      601,318   203,232
Mid Cap Value Trust Series 0                  --             --            --           --           --        --
Mid Cap Value Trust Series 1             219,309        100,156     5,214,486      765,100    5,433,795   865,256
Mid Value Trust Series 0                      --             --            --           --           --        --
Money Market Trust B Series 0            173,969             --            --           --      173,969        --
Money Market Trust Series 1            2,957,926      1,334,553            --           --    2,957,926 1,334,553
Natural Resources Trust Series 0              --             --            --           --           --        --
Natural Resources Trust Series 1          41,753             --     1,400,762       70,449    1,442,515    70,449
Overseas Equity Trust Series 0                --             --            --           --           --        --
Overseas Trust Series 1                       --         26,472            --           --           --    26,472
Pacific Rim Trust Series 0                    --             --            --           --           --        --
Pacific Rim Trust Series 1                78,114         51,181            --           --       78,114    51,181
Quantitative All Cap Trust Series 0           20             --            62           --           82        --
Quantitative All Cap Trust Series 1           11            263           917        1,876          928     2,139
Quantitative Mid Cap Trust Series 0           --             --            --           --           --        --
Quantitative Mid Cap Trust Series 1           --             --       130,839           --      130,839        --
Quantitative Value Trust Series 0             --             --            --           --           --        --
Quantitative Value Trust Series 1            304             --         2,639           --        2,943        --
Real Estate Securities Trust Series 0     71,568             --       665,441           --      737,009        --
Real Estate Securities Trust Series 1    763,686        721,672     7,286,948    4,975,109    8,050,634 5,696,781
Real Return Bond Trust Series 0               --             --            --           --           --        --
Real Return Bond Trust Series 1           51,772             --        39,030       58,163       90,802    58,163
Science & Technology Trust Series 0           --             --            --           --           --        --
Science & Technology Trust Series 1           --             --            --           --           --        --
Short-Term Bond Trust Series 0            23,330             --            --           --       23,330        --
Small Cap Growth Trust Series 0               --             --            --           --           --        --
Small Cap Index Trust Series 0             1,746             --         8,837           --       10,583        --
Small Cap Index Trust Series 1            62,183         58,118       336,008      392,854      398,191   450,972
Small Cap Opportunities Trust Series 1    45,311             --       169,485       19,697      214,796    19,697
Small Cap Trust Series 0                      --             --            --           --           --        --
Small Cap Trust Series 1                      --             --         4,089           --        4,089        --
Small Cap Value Trust Series 0             4,073             --       655,513           --      659,586        --
Small Company Blend Trust Series 1            --             --            --           --           --        --
Small Company Trust Series 1                  --             --         8,125            4        8,125         4
Small Company Value Trust Series 0            --             --            --           --           --        --
Small Company Value Trust Series 1        18,948         61,743     4,369,098      367,167    4,388,046   428,910
Special Value Trust Series 1                  98             --        34,950        1,101       35,048     1,101

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

9. Details of Dividend Income

The Dividend Income reported in the Statements of Operations and Changes in Contract Owners' Equity is comprised of distributions received from the underlying Portfolios as follows:

                                          Dividend Income Distribution Capital Gain Distribution        Total
                                          ---------------------------- ------------------------- -------------------
Sub-account                                 2006           2005          2006         2005         2006      2005
-----------                                 ---------      ---------    ---------    ---------   --------- ---------
Strategic Bond Trust Series 0                    --             --            --           --           --        --
Strategic Bond Trust Series 1               349,479        104,231            --           --      349,479   104,231
Strategic Growth Trust Series 1                  --             --            --       22,052           --    22,052
Strategic Income Trust Series 1              17,910         39,815           246        2,447       18,156    42,262
Strategic Opportunities Trust Series 0           --             --            --           --           --        --
Strategic Opportunities Trust Series 1          577         18,691            --           --          577    18,691
Strategic Value Trust Series 0                   27             --           250           --          277        --
Strategic Value Trust Series 1                2,689          1,447        23,834       17,636       26,523    19,083
Total Return Trust Series 0                      --             --            --           --           --        --
Total Return Trust Series 1               1,285,963      1,107,824            --    1,141,244    1,285,963 2,249,068
Total Stock Market Index Trust Series 0          --             --            --           --           --        --
Total Stock Market Index Trust Series 1      37,263         30,875        19,933           --       57,196    30,875
U.S. Core Trust Series 1                    189,381        237,513     1,820,307      368,241    2,009,688   605,754
U.S. Global Leaders Growth Trust Series 1        --          1,868        10,457       19,772       10,457    21,640
U.S. Government Securities Trust Series 0        --             --            --           --           --        --
U.S. Government Securities Trust Series 1   567,693        158,188            --      167,282      567,693   325,470
U.S. High Yield Bond Trust Series 0              --             --            --           --           --        --
U.S. High Yield Bond Trust Series 1              --             --            --           --           --        --
U.S. Large Cap Trust Series 0                    --             --            --           --           --        --
U.S. Large Cap Trust Series 1               123,657         93,489            --           --      123,657    93,489
Utilities Trust Series 0                         --             --            --           --           --        --
Utilities Trust Series 1                     50,080          5,951       261,950       75,917      312,030    81,868
Value Trust Series 1                         41,708         56,502     1,545,767           --    1,587,475    56,502

                         Prospectus dated May 1, 2007

                 John Hancock Life Insurance Company (U.S.A.)
                              Separate Account N

                                 Corporate VUL
               A Flexible Premium Variable Life Insurance Policy

Science & Technology         American Growth            American Growth-Income
Emerging Markets Value       U.S. Global Leaders Growth Equity-Income
Pacific Rim                  Quantitative All Cap       American Blue Chip Income & Growth
Health Sciences              All Cap Core               Income & Value
Emerging Growth              Total Stock Market Index   PIMCO VIT All Asset
Emerging Small Company       Blue Chip Growth           Global Allocation
Small Cap                    U.S. Large Cap             High Yield
Small Cap Index              Core Equity                U.S. High Yield Bond
Dynamic Growth               Large Cap Value            Strategic Bond
Mid Cap Stock                Classic Value              Strategic Income
Natural Resources            Utilities                  Global Bond
All Cap Growth               Real Estate Securities     Investment Quality Bond
Financial Services           Small Cap Opportunities    Total Return
International Opportunities  Small Company Value        American Bond
International Small Cap      Special Value              Real Return Bond
International Equity Index A Mid Cap Value              Core Bond
American International       Value                      Active Bond
International Value          All Cap Value              U.S. Government Securities
International Core           500 Index                  Money Market
Quantitative Mid Cap         500 Index B                Lifestyle Aggressive
Mid Cap Index                Fundamental Value          Lifestyle Growth
Mid Cap Intersection         U.S. Core                  Lifestyle Balanced
Global                       Large Cap                  Lifestyle Moderate
Capital Appreciation         Quantitative Value         Lifestyle Conservative

                            * * * * * * * * * * * *

   The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

   CVUL04 5/2007

                               TABLE OF CONTENTS

       SUMMARY OF BENEFITS AND RISKS................................  4
          Benefits..................................................  4
          Risks.....................................................  4
       FEE TABLES...................................................  5
       TABLE OF INVESTMENT OPTIONS AND INVESTMENT SUBADVISERS.......  9
       POLICY SUMMARY............................................... 17
          General................................................... 17
          Death Benefits............................................ 17
          Premiums.................................................. 18
          Policy Value.............................................. 18
          Policy Loans.............................................. 18
          Surrender and Partial Withdrawals......................... 18
          Lapse and Reinstatement................................... 18
          Charges and Deductions.................................... 19
          Investment Options and Investment Subadvisers............. 19
          Investment Management Fees and Expenses................... 19
       GENERAL INFORMATION ABOUT JOHN HANCOCK USA, RATINGS, AND
         THE SEPARATE ACCOUNT....................................... 19
          Description of John Hancock USA........................... 19
          Ratings................................................... 20
          Description of Separate Account N......................... 20
       ISSUING A POLICY............................................. 20
          Use of the Policy......................................... 20
          Requirements.............................................. 20
          Temporary Insurance Agreement............................. 21
          Underwriting.............................................. 21
          Right to Examine the Policy............................... 22
          Life Insurance Qualification.............................. 22
       DEATH BENEFITS............................................... 23
          Flexible Term Insurance Option Rider...................... 24
          Death Benefit Options..................................... 25
          Changing the Death Benefit Option......................... 25
          Changing the Face Amount and Scheduled Death Benefits..... 27
       PREMIUM PAYMENTS............................................. 28
          Initial Premiums.......................................... 28
          Subsequent Premiums....................................... 29
          Premium Limitations....................................... 29
          Premium Allocation........................................ 29
       CHARGES AND DEDUCTIONS....................................... 29
          Premium Charge............................................ 29
          Sales Charge.............................................. 29
          Monthly Deductions........................................ 30
          Asset Based Risk Charge Deducted from Investment Accounts. 31
          Investment Management Fees and Expenses................... 31
          Reduction in Charges and Enhanced Surrender Values........ 31
       COMPANY TAX CONSIDERATIONS................................... 32
       POLICY VALUE................................................. 32
          Determination of the Policy Value......................... 32
          Units and Unit Values..................................... 32
          Transfers of Policy Value................................. 33

       POLICY LOANS..................................................  34
          Interest Charged on Policy Loans...........................  35
          Loan Account...............................................  35
       POLICY SURRENDER AND PARTIAL WITHDRAWALS......................  35
          Policy Surrender...........................................  35
          Partial Withdrawals........................................  36
       LAPSE AND REINSTATEMENT.......................................  36
          Lapse......................................................  36
          Reinstatement..............................................  36
       THE GENERAL ACCOUNT...........................................  36
          Fixed Account..............................................  37
       OTHER PROVISIONS OF THE POLICY................................  37
          Policy Owner Rights........................................  37
          Beneficiary................................................  38
          Incontestability...........................................  38
          Misstatement of Age or Sex.................................  38
          Suicide Exclusion..........................................  38
          Supplementary Benefits.....................................  38
       TAX TREATMENT OF THE POLICY...................................  39
          General....................................................  39
          Death Benefit Proceeds and Other Policy Distributions......  39
          Policy Loans...............................................  40
          Diversification Rules and Ownership of the Account.........  40
          7-Pay Premium Limit and Modified Endowment Contract Status.  41
          Corporate and H.R. 10 Retirement Plans.....................  42
          Withholding................................................  42
          Life Insurance Purchases by Residents of Puerto Rico.......  42
          Life Insurance Purchases by Non-Resident Aliens............  42
       OTHER INFORMATION.............................................  42
          Payment of Proceeds........................................  42
          Reports to Policy Owners...................................  43
          Distribution of Policies...................................  43
          Responsibilities of John Hancock USA.......................  45
          Voting Rights..............................................  45
          Substitution of Portfolio Shares...........................  45
          Records and Accounts.......................................  46
          State Regulation...........................................  46
          Further Information........................................  46
          Financial Statements.......................................  46
       APPENDIX A: DEFINITIONS....................................... A-1


   The purpose of this variable life insurance policy is to provide insurance protection for the beneficiary named therein. No claim is made that this variable life insurance policy is in any way similar or comparable to a systematic investment plan of a mutual fund.

   Examine this prospectus carefully. The Policy Summary will briefly describe the policy. More detailed information will be found further in the prospectus. You should rely on the information contained in this prospectus, the portfolio prospectuses, and the corresponding Statements of Additional Information. The portfolio prospectuses describe the investment objectives, policies and restrictions of, and the risks relating to, investment in the investment options. In the case of any of the portfolios that are operated as "feeder funds," the prospectus for the corresponding "master fund" is also provided. We have not authorized anyone to provide you with information that is different from the information contained in the aforementioned documents.

                         SUMMARY OF BENEFITS AND RISKS

Benefits

       Some of the benefits of purchasing the policy are described below.

       Death Benefit Protection: This prospectus describes a flexible premium variable life insurance policy, which provides for a death benefit payable to the beneficiary of the policy upon the death of the insured person. Variable life insurance is a flexible tool for financial and investment planning for persons needing death benefit protection. You should consider other forms of investments if death benefit protection is not one of your financial planning objectives, as there are additional costs and expenses in providing the insurance.

       Access to Your Policy Values: Your variable life insurance policy offers access to your Policy Value through policy loans, policy surrender and partial withdrawal. There are limitations on partial withdrawals. See "Policy Surrender and Partial Withdrawals" for further information. Policy loans permanently affect the Policy Value, and may also result in adverse tax consequences.

       Tax Deferred Accumulation: Variable life insurance has several tax advantages under current tax laws. For example, Policy Value accumulates on a tax-deferred basis and a transfer of values from one sub-account to another within the policy does not generate a taxable gain or loss. Any investment income and realized capital gains within a sub-account or interest from the Fixed Account are automatically reinvested without current income taxation to the policy owner.

       Investment Options: In addition to the Fixed Account, the policy provides for access to a number of variable investment options, which permit you to reallocate your Policy Value to meet your changing personal objectives, goals, and investment conditions. Information regarding each investment option may be found in the portfolio prospectuses.

       Flexibility: The policy is a flexible premium variable life insurance policy in which varying premium payments are permitted. You may select death benefit options and policy riders. You may increase or decrease the amount of death benefit. You are able to select, monitor, and change investment choices within your policy.

Risks

       Some of the risks of purchasing the policy are described below.

       Fluctuating Investment Performance: Policy Values invested in a sub-account are not guaranteed. Policy Values will increase and decrease according to investment performance. You assume the investment risk of Policy Value allocated to the sub-accounts. A comprehensive discussion of each sub-account's objective and risk is found in the portfolio prospectuses. You should review the prospectuses carefully before allocating Policy Values to any sub-accounts.

   Unsuitable for Short-Term Investment: The policy is intended for long-term financial planning, and is unsuitable for short-term goals. The policy is not designed to serve as a vehicle for frequent trading.

       Policy Lapse: Sufficient premiums must be paid to keep the policy in force. There is a risk of lapse if the Policy Value is too low in relation to the insurance amount, if investment results are less favorable than anticipated or if extensive policy loans are taken. A policy lapse could have adverse tax consequences since the amount received (including any loans) less the investment in the policy may be treated as ordinary income subject to tax. Withdrawals reduce your Policy Value and increase the risk of lapse.

       Decreasing Death Benefit: Any outstanding policy loans and any amount that you have surrendered or withdrawn will reduce your policy's death benefit.

       Adverse Consequences of Early Surrender: Depending on the Policy Value at the time of surrender, there may be little or no Net Cash Surrender Value paid to you when the policy is surrendered. In addition, there are adverse consequences associated with partial withdrawals including potential policy lapse and adverse tax consequences. There may also be adverse consequences associated with full surrender of the policy.

       Adverse Tax Consequences: You should always consult a tax adviser about the application of federal and state tax law to your individual situation. The federal income tax treatment of life insurance is complex and current tax treatment of life insurance may change.

                                  FEE TABLES

   The following tables describe the fees and expenses (on a guaranteed basis) that you will pay when buying, owning, and surrendering the policy. Except where necessary to show a rate greater than zero, all rates shown in the tables have been rounded to two decimal places as required by the prospectus disclosure rules. Consequently, the actual rates charged may be slightly higher or lower than those shown. The first table describes the fees and expenses that you will pay at the time that you buy the policy, surrender the policy, or transfer cash value between investment options.

      -----------------------------------------------------------------------------------
                               Transaction Fees
      -----------------------------------------------------------------------------------
               Charge           When Charge is Deducted  Amount Deducted
      -----------------------------------------------------------------------------------
      Premium Charge            Upon receipt of premium 2.5% of each premium paid
      -----------------------------------------------------------------------------------
      Sales Charge              Upon receipt of premium 13% (Coverage Year 1)/1/
      -----------------------------------------------------------------------------------
      Transfer Fees             Upon transfer           $25 (only applies to transfers in
                                                        excess of 12 in a Policy Year)
      -----------------------------------------------------------------------------------
      Dollar Cost Averaging     Upon transfer           Guaranteed             $ 5.00
                                                        ---------------------------------
                                                        Current                $ 0.00
      -----------------------------------------------------------------------------------
      Asset Allocation Balancer Upon transfer           Guaranteed             $15.00
                                                        ---------------------------------
                                                        Current                $ 0.00
      -----------------------------------------------------------------------------------

1  The sales charge declines in subsequent Coverage Years as noted below:

-------------------------------------------------------------------------------------------------------
     Coverage Year               Percentage              Coverage Year               Percentage
-------------------------------------------------------------------------------------------------------
           1                       13.00%                      4                       2.50%
-------------------------------------------------------------------------------------------------------
           2                        6.25%                      5                       0.50%
-------------------------------------------------------------------------------------------------------
           3                        3.50%                      6                       0.50%
-------------------------------------------------------------------------------------------------------
                                                               7+                      0.00%
-------------------------------------------------------------------------------------------------------

       The next table describes the fees and expenses (on a guaranteed basis) that you will pay periodically during the time that you own the policy. These fees and expenses do not include fees and expenses of the portfolios, which are the underlying variable investment options for your policy.

------------------------------------------------------------------------------------------------------------------
                                    Charges Other Than Those of the Portfolios
------------------------------------------------------------------------------------------------------------------
                     When Charge is
       Charge           Deducted                                   Amount Deducted
------------------------------------------------------------------------------------------------------------------
Cost of Insurance/1/    Monthly     Minimum and Maximum Charge               The possible range of the cost of
                                                                             insurance is from $0.00 to $83.33 per
                                                                             month per $1,000 of the net amount
                                                                             at risk.
------------------------------------------------------------------------------------------------------------------
                                    Charge for a Representative Policy       The cost of insurance rate is $0.08
                                    Owner (a 45 year old non-smoking         per month per $1,000 of the net
                                    male) (rating classification is for      amount at risk.
                                    short form underwriting)
------------------------------------------------------------------------------------------------------------------
Cost of Insurance -     Monthly     Minimum and Maximum Charges              The possible range of the cost of
Optional FTIO Rider                                                          insurance is from $0.00 to $83.33 per
(Flexible Term                                                               month per $1,000 of the net amount
Insurance Option)/1/                                                         at risk.
                                    ------------------------------------------------------------------------------
                                    Charge for a Representative Policy       The cost of insurance rate is $0.38
                                    Owner (a 45 year old non-smoking         per month per $1,000 of the net
                                    male) rating classification is for short amount at risk.
                                    form underwriting)
------------------------------------------------------------------------------------------------------------------

                   -----------------------------------------------------------
                   Charges Other Than Those of the Portfolios
                   -----------------------------------------------------------
                                          When Charge is
                          Charge             Deducted     Amount Deducted
                   -----------------------------------------------------------
                   -----------------------------------------------------------
                   Mortality and Expense     Monthly      0.50% annually/2/
                   Risk Charge
                                                          --------------------
                   -----------------------------------------------------------
                   Administration            Monthly      $12 per Policy Month
                   Charge
                   -----------------------------------------------------------
                   Loan Interest Rate        Annually     0.75%/3/
                   (Net)
                   -----------------------------------------------------------

1 The cost of insurance varies based on individual characteristics and the charges shown in the table may not be representative of the charge a particular policy owner will pay. A policy owner may obtain additional information regarding cost of insurance charge by contacting the Company. The election (or failure to elect) the optional FTIO rider will impact the total cost of insurance charges.
2  Currently the Company is charging the following rates:

                            ------------------------
                            Policy Years Annual Rate
                            ------------------------
                                1-10        0.45%
                            ------------------------
                                11+         0.25%
                            ------------------------

3 The Loan Interest Rate (Net) is equal to the rate of interest charged on the policy loan less the interest credited to the Loan Account. Currently this rate is 0.75% for Policy Years 1-10 and 0.25% for Policy Years 11 and higher. The maximum loan rate is 4%.

       The next table describes the minimum and maximum annual operating expenses of the portfolios that you will pay during the time that you own the policy. The table shows the minimum and maximum fees and expenses charged by any of the portfolios, as a percentage of the portfolio's average net assets for 2006. More detail concerning each portfolio's fees and expenses is contained in the prospectus for the portfolio.

--------------------------------------------------------------------------------------------------------------
                                  Annual Operating Expense of the Portfolios
                              (Expenses that are Deducted from Portfolio Assets)
--------------------------------------------------------------------------------------------------------------
                                                                                               Minimum Maximum
--------------------------------------------------------------------------------------------------------------
Expenses that are deducted from the portfolio assets, including advisory fees, Rule 12b-1 fees
 and other expenses                                                                             0.49%   1.62%
--------------------------------------------------------------------------------------------------------------

       The next table describes fees and expenses for each of the portfolios, as a percentage of the portfolio's average net assets for the fiscal year ending December 31, 2006. More detail concerning each portfolio's fees and expenses is contained in the prospectus for the portfolio.

Portfolio Annual Expenses

                            Management                           Total Annual
          Portfolio            Fees    12b-1 Fees Other Expenses   Expenses
  ---------------------------------------------------------------------------
  Science & Technology/A/      1.05%      0.05%        0.08%         1.18%
  ---------------------------------------------------------------------------
  Emerging Markets Value/B/    0.96%      0.05%        0.16%         1.17%
  ---------------------------------------------------------------------------
  Pacific Rim                  0.80%      0.05%        0.22%         1.07%
  ---------------------------------------------------------------------------
  Health Sciences/A/           1.05%      0.05%        0.09%         1.19%
  ---------------------------------------------------------------------------
  Emerging Growth/C/           0.80%      0.05%        0.77%         1.62%
  ---------------------------------------------------------------------------
  Emerging Small Company/D/    0.97%      0.05%        0.05%         1.07%
  ---------------------------------------------------------------------------
  Small Cap                    0.85%      0.05%        0.06%         0.96%
  ---------------------------------------------------------------------------
  Small Cap Index              0.48%      0.05%        0.04%         0.57%
  ---------------------------------------------------------------------------
  Dynamic Growth/D/            0.90%      0.05%        0.06%         1.01%
  ---------------------------------------------------------------------------

                                      Management                           Total Annual
              Portfolio                  Fees    12b-1 Fees Other Expenses   Expenses
---------------------------------------------------------------------------------------
Mid Cap Stock                            0.84%      0.05%        0.04%         0.93%
---------------------------------------------------------------------------------------
Natural Resources                        1.00%      0.05%        0.06%         1.11%
---------------------------------------------------------------------------------------
All Cap Growth                           0.85%      0.05%        0.05%         0.95%
---------------------------------------------------------------------------------------
Financial Services                       0.82%      0.05%        0.04%         0.91%
---------------------------------------------------------------------------------------
International Opportunities              0.89%      0.05%        0.13%         1.07%
---------------------------------------------------------------------------------------
International Small Cap                  0.92%      0.05%        0.19%         1.16%
---------------------------------------------------------------------------------------
International Equity Index A/E/          0.54%      0.05%        0.02%         0.61%
---------------------------------------------------------------------------------------
American International/F/                0.50%      0.60%        0.08%         1.18%
---------------------------------------------------------------------------------------
International Value                      0.82%      0.05%        0.11%         0.98%
---------------------------------------------------------------------------------------
International Core                       0.89%      0.05%        0.10%         1.04%
---------------------------------------------------------------------------------------
Quantitative Mid Cap/B/                  0.74%      0.05%        0.13%         0.92%
---------------------------------------------------------------------------------------
Mid Cap Index                            0.48%      0.05%        0.04%         0.57%
---------------------------------------------------------------------------------------
Mid Cap Intersection/B/                  0.87%      0.05%        0.07%         0.99%
---------------------------------------------------------------------------------------
Global/C/                                0.82%      0.05%        0.14%         1.01%
---------------------------------------------------------------------------------------
Capital Appreciation                     0.75%      0.05%        0.03%         0.83%
---------------------------------------------------------------------------------------
American Growth/F/                       0.32%      0.60%        0.05%         0.97
---------------------------------------------------------------------------------------
U.S. Global Leaders Growth               0.69%      0.05%        0.03%         0.77%
---------------------------------------------------------------------------------------
Quantitative All Cap                     0.71%      0.05%        0.05%         0.81%
---------------------------------------------------------------------------------------
All Cap Core                             0.78%      0.05%        0.05%         0.88%
---------------------------------------------------------------------------------------
Total Stock Market Index                 0.49%      0.05%        0.03%         0.57%
---------------------------------------------------------------------------------------
Blue Chip Growth/A/                      0.81%      0.05%        0.02%         0.88%
---------------------------------------------------------------------------------------
U.S. Large Cap                           0.83%      0.05%        0.03%         0.91%
---------------------------------------------------------------------------------------
Core Equity                              0.78%      0.05%        0.05%         0.88%
---------------------------------------------------------------------------------------
Large Cap Value/D/                       0.82%      0.05%        0.08%         0.95%
---------------------------------------------------------------------------------------
Classic Value                            0.80%      0.05%        0.11%         0.96%
---------------------------------------------------------------------------------------
Utilities                                0.83%      0.05%        0.12%         1.00%
---------------------------------------------------------------------------------------
Real Estate Securities                   0.70%      0.05%        0.03%         0.78%
---------------------------------------------------------------------------------------
Small Cap Opportunities                  0.99%      0.05%        0.03%         1.07%
---------------------------------------------------------------------------------------
Small Company Value/A/                   1.02%      0.05%        0.05%         1.12%
---------------------------------------------------------------------------------------
Special Value/D/E/                       0.97%      0.05%        0.07%         1.09%
---------------------------------------------------------------------------------------
Mid Cap Value                            0.86%      0.05%        0.04%         0.95%
---------------------------------------------------------------------------------------
Value                                    0.74%      0.05%        0.05%         0.84%
---------------------------------------------------------------------------------------
All Cap Value                            0.82%      0.05%        0.05%         0.92%
---------------------------------------------------------------------------------------
500 Index                                0.46%      0.05%        0.03%         0.54%
---------------------------------------------------------------------------------------
500 Index B/C (NAV Class)/               0.46%      0.00%        0.03%         0.49%
---------------------------------------------------------------------------------------
Fundamental Value                        0.77%      0.05%        0.04%         0.86%
---------------------------------------------------------------------------------------
U.S. Core                                0.76%      0.05%        0.06%         0.87%
---------------------------------------------------------------------------------------
Large Cap/D/                             0.72%      0.05%        0.01%         0.78%
---------------------------------------------------------------------------------------
Quantitative Value                       0.68%      0.05%        0.05%         0.78%
---------------------------------------------------------------------------------------
American Growth-Income/F/                0.27%      0.60%        0.04%         0.91%
---------------------------------------------------------------------------------------
Equity-Income                            0.81%      0.05%        0.03%         0.89%
---------------------------------------------------------------------------------------
American Blue Chip Income & Growth/F/    0.42%      0.60%        0.05%         1.07%
---------------------------------------------------------------------------------------
Income & Value                           0.79%      0.05%        0.07%         0.91%
---------------------------------------------------------------------------------------

                              Management                           Total Annual
          Portfolio              Fees    12b-1 Fees Other Expenses   Expenses
-------------------------------------------------------------------------------
PIMCO VIT All Asset/G/           0.79%      0.25%        0.45%         1.49%
-------------------------------------------------------------------------------
Global Allocation                0.85%      0.05%        0.13%         1.03%
-------------------------------------------------------------------------------
High Yield                       0.66%      0.05%        0.05%         0.76%
-------------------------------------------------------------------------------
U.S. High Yield Bond             0.73%      0.05%        0.02%         0.80%
-------------------------------------------------------------------------------
Strategic Bond                   0.68%      0.05%        0.07%         0.80%
-------------------------------------------------------------------------------
Strategic Income                 0.71%      0.05%        0.14%         0.90%
-------------------------------------------------------------------------------
Global Bond                      0.70%      0.05%        0.10%         0.85%
-------------------------------------------------------------------------------
Investment Quality Bond          0.60%      0.05%        0.07%         0.72%
-------------------------------------------------------------------------------
Total Return                     0.70%      0.05%        0.06%         0.81%
-------------------------------------------------------------------------------
American Bond/F/                 0.41%      0.60%        0.04%         1.05%
-------------------------------------------------------------------------------
Real Return Bond/H/              0.70%      0.05%        0.07%         0.82%
-------------------------------------------------------------------------------
Core Bond                        0.67%      0.05%        0.12%         0.84%
-------------------------------------------------------------------------------
Active Bond                      0.60%      0.05%        0.04%         0.69%
-------------------------------------------------------------------------------
U.S. Government Securities/D/    0.61%      0.05%        0.08%         0.74%
-------------------------------------------------------------------------------
Money Market                     0.48%      0.05%        0.03%         0.56%
-------------------------------------------------------------------------------
Lifestyle Aggressive/E/          0.94%      0.05%        0.02%         1.01%
-------------------------------------------------------------------------------
Lifestyle Growth/E/              0.91%      0.05%        0.01%         0.97%
-------------------------------------------------------------------------------
Lifestyle Balanced/E/            0.88%      0.05%        0.01%         0.94%
-------------------------------------------------------------------------------
Lifestyle Moderate/E/            0.85%      0.05%        0.02%         0.92%
-------------------------------------------------------------------------------
Lifestyle Conservative/E/        0.82%      0.05%        0.02%         0.89%
-------------------------------------------------------------------------------

A The portfolio manager has voluntarily agreed to waive a portion of its management fee for the Health Sciences, Blue Chip Growth, Small Company Value, Science & Technology, and Equity-Income portfolios. This waiver is based on the combined average daily net assets of these portfolios and the following funds of John Hancock Funds II: Health Sciences, Blue Chip Growth, Small Company Value, Science & Technology and Equity-Income Fund (collectively, the "T. Rowe Portfolios").

       The percentage reduction will be as follows:

         Combined Average Daily NetbrAssets of the
                    T. Rowe Portfolios               Fee Reductionbr
         -------------------------------------------------------------
                                                   (As a Percentage of
                                                   the Management Fee)
         -------------------------------------------------------------
                    First $750 million                    0.00%
         -------------------------------------------------------------
                    Next $750 million                      5.0%
         -------------------------------------------------------------
                    Next $1.5 billion                      7.5%
         -------------------------------------------------------------
                    Over $3 billion                       10.0%
         -------------------------------------------------------------

       This voluntary fee waiver may be terminated at any time by T. Rowe Price.

B For portfolios that had not started operations or had operations of less than six months as of December 31, 2006, expenses are based on estimates of expenses that are expected to be incurred over the next year.

C The portfolio manager for these portfolios has agreed with the John Hancock Trust to waive its management fee (or, if necessary, to reimburse expenses of the portfolio) to the extent necessary to limit the portfolio's "Total Annual Expenses." A portfolio's "Total Annual Expenses" includes all of its operating expenses including management fees and Rule 12b-1 fees, but excludes taxes, brokerage commissions, interest, litigation and indemnification expenses and extraordinary expenses of the portfolio not incurred in the ordinary course of the portfolio's business. Under the agreement, the portfolio manager's obligation will remain in effect until May 1, 2008 and will terminate after that date only if the John Hancock Trust, without the prior consent of the portfolio manager, sells shares of the portfolio to (or has shares of the portfolio held by) any person or entity other than the variable life insurance or variably annuity separate accounts of John Hancock Life Insurance Company or any of its affiliates that are specified in the agreement. The fees shown do not reflect this waiver. If this fee waiver had been reflected, the management fee shown for the 500 Index B, Emerging Growth, and Global portfolios would be 0.22%, 0.28%, and 0.82% respectively, and the Total Annual Expenses shown would be 0.25%, 1.10%, and 1.01% respectively.

D The management fees were changed during the fiscal year ending in 2006. The rates shown reflect what the management fees and total annual expenses would have been during fiscal year 2006 had the new rates been in effect for the entire year.

E The "Management Fees" include fees and expenses incurred indirectly by a portfolio as a result of its investment in another investment company (each, an "Acquired Fund"). The "Total Annual Expenses" shown may not correlate to the portfolio's ratio of expenses to average net assets shown in the "Financial Highlights" section of the John Hancock Trust prospectus, which does not include Acquired Fund fees and expenses. Acquired Fund fees and expenses are estimated, not actual, amounts based on the portfolio's current fiscal year. If these expenses had not been reflected, the "Management Fees" for the International Equity Index A and Special Value portfolios would be 0.53% and 0.95%, respectively, the "Management Fees" for each of the Lifestyle Aggressive, Lifestyle Balanced, Lifestyle Conservative, Lifestyle Growth, and Lifestyle Moderate portfolios would be 0.04%, and "Total Annual Expenses" shown for the portfolios would be 0.60%, 1.07%, 0.11%, 0.10%, 0.11%, 0.10%, and 0.11%, respectively.

F The portfolio manager for these portfolios is waiving a portion of its management fee. The fees shown do not reflect the waiver. For more information, please refer to the prospectus for the underlying portfolios.

G "Other Expenses" for the PIMCO VIT All Asset portfolio reflect an administrative fee of 0.25% and a service fee of 0.20%. "Management Fees" include fees and expenses incurred indirectly by the portfolio as a result of its investment in another investment management company (each an "Acquired Fund"). For more information please refer to the prospectus for the underlying portfolio.

H The portfolio manager has voluntarily agreed to waive a portion of its management fee. This waiver is based on the combined average daily net assets of the Real Return Bond series of the John Hancock Trust, and the Real Return Bond series of John Hancock Funds II. The reduced management fee would be 0.65% of aggregate net assets over $1 billion. This voluntary fee waiver may be terminated at any time. The fees shown do not reflect this waiver. For more information, please refer to the prospectus for the underlying portfolios.

            TABLE OF INVESTMENT OPTIONS AND INVESTMENT SUBADVISERS

       When you select a Separate Account investment option, we invest your money in shares of a corresponding portfolio of the John Hancock Trust (the "Trust") (or the PIMCO Variable Insurance Trust (the "PIMCO Trust") with respect to the All Asset portfolio) and hold the shares in a sub-account of the Separate Account. The Fee Tables show the investment management fees, Rule 12b-1 fees and other operating expenses for these portfolio shares as a percentage (rounded to two decimal places) of each portfolio's average net assets for 2005, except as indicated in the footnotes appearing at the end of the table. Fees and expenses of the portfolios are not fixed or specified under the terms of the policies and may vary from year to year. These fees and expenses differ for each portfolio and reduce the investment return of each portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account investment options you select.

       The John Hancock Trust and the PIMCO Trust are so-called "series" type mutual funds and each is registered under the Investment Company Act of 1940 ("1940 Act") as an open-end management investment company. John Hancock Investment Management Services, LLC ("JHIMS") provides investment advisory services to the Trust and receives investment management fees for doing so. JHIMS pays a portion of its investment management fees to other firms that manage the Trust's portfolios. We and our affiliate own JHIMS and indirectly benefit from any investment management fees JHIMS retains. The All Asset portfolio of the PIMCO Trust receives investment advisory services from Pacific Investment Management Company LLC ("PIMCO") and pays investment management fees to PIMCO.

       The American Growth, American International, American Growth-Income, American Blue Chip Income and Growth and American Bond portfolios operate as "feeder funds," which means that the portfolio does not buy investment securities directly. Instead, it invests in a "master fund" which in turn purchases investment securities. Each of the American feeder fund portfolios has the same investment objective and limitations as its master fund. The prospectus for the American Fund master fund is included with the prospectuses for the underlying funds.

       The portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the portfolios. The amount of this compensation is based on a percentage of the assets of the portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from portfolio to portfolio and among classes of shares within a portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees that are deducted from a portfolio's assets for the services we or our affiliates provide to that portfolio. In addition, compensation payments of up to 0.45% of assets may be made by a portfolio's investment advisers or its affiliates. We pay American Funds Distributors, Inc., the principal underwriter for the American Fund Insurance Series, a percentage of some or all of the amounts allocated to the "American" portfolios of the Trust for the marketing support services it provides. Any of these compensation payments do not, however, result in any charge to you in addition to what is shown in the Fee Tables.

       The following table provides a general description of the portfolios that underlie the variable investment options we make available under the policy. You bear the investment risk of any portfolio you choose as an investment option for your policy. You can find a full description of each portfolio, including the investment objectives, policies and restrictions of, and the risks relating to investment in the portfolio in the prospectus for that portfolio. You should read the portfolio's prospectus carefully before investing in the corresponding variable investment option.

       The investment options in the Separate Account are not publicly traded mutual funds. The investment options are only available to you as investment options in the policies, or in some cases through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the investment options also may be available through participation in certain qualified pension or retirement plans. The portfolios' investment advisers and managers (i.e. subadvisers) may manage publicly traded mutual funds with similar names and investment objectives. However, the portfolios are not directly related to any publicly traded mutual fund. You should not compare the performance of any investment option described in this prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the investment options of our Separate Account.

       The portfolios available under the policies are as follows:

------------------------------------------------------------------------------------------------------------------------
Portfolio              Portfolio Manager                                      Investment Description
------------------------------------------------------------------------------------------------------------------------
Science & Technology   T. Rowe Price Associates, Inc. and Seeks long-term growth of capital by investing, under
                       RCM Capital Management LLC         normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks
                                                          of companies expected to benefit from the development,
                                                          advancement, and use of science and technology. Current
                                                          income is incidental to the portfolio's objective.
------------------------------------------------------------------------------------------------------------------------
Emerging Markets Value Dimensional Fund Advisors          Seeks long-term capital appreciation by investing at least
                                                          80% of its net assets in companies associated with emerging markets.
------------------------------------------------------------------------------------------------------------------------
Pacific Rim            MFC Global Investment              Seeks long-term growth of capital by investing in a
                       Management (U.S.A.) Limited        diversified portfolio that is comprised primarily of common stocks and equity-related securities of corporations
                                                          domiciled in countries in the Pacific Rim region.
------------------------------------------------------------------------------------------------------------------------
Health Sciences        T. Rowe Price Associates, Inc.     Seeks long-term capital appreciation by investing, under
                                                          normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks
                                                          of companies engaged in the research, development,
                                                          production, or distribution of products or services related to health care, medicine, or the life sciences.
------------------------------------------------------------------------------------------------------------------------
Emerging Growth        MFC Global Investment              Seeks superior long-term rates of return through capital
                       Management (U.S.), LLC             appreciation by investing, under normal circumstances,
                                                          primarily in high quality securities and convertible
                                                          instruments of small-cap U.S. companies.
------------------------------------------------------------------------------------------------------------------------
Emerging Small Company RCM Capital Management LLC         Seeks long-term growth of capital by investing, under
                                                          normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in common stock
                                                          equity securities of companies with market capitalizations that approximately match the range of capitalization of the
                                                          Russell 2000 Index* at the time of purchase.
------------------------------------------------------------------------------------------------------------------------
Small Cap              Independence Investments LLC       Seeks maximum capital appreciation consistent with
                                                          reasonable risk to principal by investing, under normal
                                                          market conditions, at least 80% of its net assets in equity securities of companies whose market capitalization is under
                                                          $2 billion.
------------------------------------------------------------------------------------------------------------------------
Small Cap Index        MFC Global Investment              Seeks to approximate the aggregate total return of a small-
                       Management (U.S.A.) Limited        cap U.S. domestic equity market index by attempting to
                                                          track the performance of the Russell 2000 Index.*
------------------------------------------------------------------------------------------------------------------------
Dynamic Growth         Deutsche Investment Management     Seeks long-term growth of capital by investing in stocks and
                       Americas, Inc.                     other equity securities of medium-sized U.S. companies with strong growth potential.
------------------------------------------------------------------------------------------------------------------------
Mid Cap Stock          Wellington Management Company,     Seeks long-term growth of capital by investing primarily in
                       LLP                                equity securities of mid-size companies with significant
                                                          capital appreciation potential.
------------------------------------------------------------------------------------------------------------------------
Natural Resources      Wellington Management Company,     Seeks long-term total return by investing, under normal
                       LLP                                market conditions, primarily in equity and equity-related
                                                          securities of natural resource-related companies worldwide.
------------------------------------------------------------------------------------------------------------------------
All Cap Growth         AIM Capital Management, Inc.       Seeks long-term capital appreciation by investing the
                                                          portfolio's assets, under normal market conditions,
                                                          principally in common stocks of companies that are likely to benefit from new or innovative products, services or
                                                          processes, as well as those that have experienced above
                                                          average, long-term growth in earnings and have excellent
                                                          prospects for future growth.
------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Portfolio                    Portfolio Manager                                     Investment Description
-------------------------------------------------------------------------------------------------------------------------------
Financial Services           Davis Selected Advisers, L.P.    Seeks growth of capital by investing primarily in common
                                                              stocks of financial companies. During normal market
                                                              conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) are invested in
                                                              companies that are principally engaged in financial services.
-------------------------------------------------------------------------------------------------------------------------------
International Opportunities  Marsico Capital Management, LLC  Seeks long-term growth of capital by investing, under normal market conditions, at least 65% of its assets in common
                                                              stocks of foreign companies that are selected for their long-
                                                              term growth potential. The portfolio may invest in companies of any size throughout the world. The portfolio normally
                                                              invests in issuers from at least three different countries not including the U.S. The portfolio may invest in common
                                                              stocks of companies operating in emerging markets.
-------------------------------------------------------------------------------------------------------------------------------
International Small Cap      Templeton Investment Counsel,    Seeks capital appreciation by investing primarily in the
                             LLC                              common stock of companies located outside the U.S., which
                                                              have total stock market capitalization or annual revenues of
                                                              $4 billion or less.
-------------------------------------------------------------------------------------------------------------------------------
International Equity Index A SSgA Funds Management, Inc.      Seeks to track the performance of broad-based equity indices of foreign companies in developed and emerging markets by
                                                              attempting to track the performance of the MSCI All
                                                              Country World ex-US Index*. (Series I shares are available for sale to contracts purchased prior to May 13, 2002; Series
                                                              II shares are available for sale to contracts purchased on or after May 13, 2002).
-------------------------------------------------------------------------------------------------------------------------------
American International       Capital Research Management      Seeks to make the shareholders' investment grow by
                             Company (adviser to the American investing all of its assets in the master fund, Class 2 shares of
                             Funds Insurance Series)          the International Fund, a series of American Funds Insurance
                                                              Series. The International Fund invests primarily in common stocks of companies located outside the United States.
-------------------------------------------------------------------------------------------------------------------------------
International Value          Templeton Investment Counsel,    Seeks long-term growth of capital by investing, under normal
                             LLC                              market conditions, primarily in equity securities of companies located outside the U.S., including emerging markets.
-------------------------------------------------------------------------------------------------------------------------------
International Core           Grantham, Mayo, Van Otterloo &   Seeks high total return by investing typically in a diversified
                             Co. LLC                          portfolio of equity investments from developed markets
                                                              other than the U.S.
-------------------------------------------------------------------------------------------------------------------------------
Quantitative Mid Cap         MFC Global Investment            Seeks long-term growth of capital by investing, under
                             Management (U.S.A.) Limited      normal market conditions, at least 80% of its total assets
                                                              (plus any borrowings for investment purposes) in U.S. mid-
                                                              cap stocks, convertible preferred stocks, convertible bonds and warrants.
-------------------------------------------------------------------------------------------------------------------------------
Mid Cap Index                MFC Global Investment            Seeks to approximate the aggregate total return of a mid-cap
                             Management (U.S.A.) Limited      U.S. domestic equity market index by attempting to track the performance of the S&P Mid Cap 400 Index*.
-------------------------------------------------------------------------------------------------------------------------------
Mid Cap Intersection         Wellington Management Company,   Seeks long-term growth of capital by investing in equity
                             LLP                              securities of medium size companies with significant capital appreciation potential.
-------------------------------------------------------------------------------------------------------------------------------
Global                       Templeton Global Advisors        Seeks long-term capital appreciation by investing, under
                             Limited                          normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies located anywhere in the world, including
                                                              emerging markets.
-------------------------------------------------------------------------------------------------------------------------------
Capital Appreciation         Jennison Associates LLC          Seeks long-term capital growth by investing at least 65% of its total assets in equity-related securities of companies that exceed $1 billion in market capitalization and that the
                                                              subadviser believes have above-average growth prospects.
                                                              These companies are generally medium-to-large
                                                              capitalization companies.
-------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
Portfolio                  Portfolio Manager                                     Investment Description
----------------------------------------------------------------------------------------------------------------------------
American Growth            Capital Research Management       Seeks to make the shareholders' investment grow by
                           Company (adviser to the American  investing all of its assets in the master fund, Class 2 shares
                           Funds Insurance Series)           of the Growth Fund, a series of American Funds Insurance
                                                             Series. The Growth Fund invests primarily in common
                                                             stocks of companies that appear to offer superior
                                                             opportunities for growth of capital. The Growth Fund may
                                                             also invest up to 15% of its assets in equity securities of issuers domiciled outside the U.S. and Canada and not
                                                             included in the S&P 500 Index.
----------------------------------------------------------------------------------------------------------------------------
U.S. Global Leaders Growth Sustainable Growth Advisers, L.P. Seeks long-term growth of capital by investing, under normal market conditions, primarily in common stocks of
                                                             "U.S. Global Leaders".
----------------------------------------------------------------------------------------------------------------------------
Quantitative All Cap       MFC Global Investment             Seeks long-term growth of capital by investing, under
                           Management (U.S.A.) Limited       normal circumstances, primarily in equity securities of U.S.
                                                             companies. The portfolio will generally focus on equity
                                                             securities of U.S. companies across the three market
                                                             capitalization ranges of large, mid and small.
----------------------------------------------------------------------------------------------------------------------------
All Cap Core               Deutsche Investment Management    Seeks long-term growth of capital by investing primarily in
                           Americas Inc.                     common stocks and other equity securities within all asset classes (small, mid and large cap) of those within the
                                                             Russell 3000 Index*.
----------------------------------------------------------------------------------------------------------------------------
Total Stock Market Index   MFC Global Investment             Seeks to approximate the aggregate total return of a broad
                           Management (U.S.A.) Limited       U.S. domestic equity market index by attempting to track
                                                             the performance of the Dow Jones Wilshire 5000 Index*.
----------------------------------------------------------------------------------------------------------------------------
Blue Chip Growth           T. Rowe Price Associates, Inc.    Seeks to achieve long-term growth of capital (current
                                                             income is a secondary objective) by investing, under normal market conditions, at least 80% of the portfolio's total assets in the common stocks of large and medium-sized blue chip
                                                             growth companies.
----------------------------------------------------------------------------------------------------------------------------
U.S. Large Cap             Capital Guardian Trust Company    Seeks long-term growth of capital and income by investing
                                                             the portfolio's assets, under normal market conditions,
                                                             primarily in equity and equity-related securities of companies with market capitalization greater than $500 million.
----------------------------------------------------------------------------------------------------------------------------
Core Equity                Legg Mason Capital Management,    Seeks long-term capital growth by investing, under normal
                           Inc.                              market conditions, primarily in equity securities that, in the subadviser's opinion, offer the potential for capital growth.
                                                             The subadviser seeks to purchase securities at large
                                                             discounts to the subadviser's assessment of their intrinsic value.
----------------------------------------------------------------------------------------------------------------------------
Large Cap Value            Blackrock Investment              Seeks long-term growth of capital by investing, under
                           Management, LLC                   normal market conditions, primarily in a diversified portfolio of equity securities of large-cap companies located in the
                                                             U.S.
----------------------------------------------------------------------------------------------------------------------------
Classic Value              Pzena Investment Management,      Seeks long-term growth of capital by investing, under
                           LLC                               normal market conditions, at least 80% of its net assets in domestic equity securities.
----------------------------------------------------------------------------------------------------------------------------
Utilities                  Massachusetts Financial Services  Seeks capital growth and current income (income above that
                           Company                           available from a portfolio invested entirely in equity
                                                             securities) by investing, under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) in equity and debt securities of
                                                             domestic and foreign companies in the utilities industry.
----------------------------------------------------------------------------------------------------------------------------
Real Estate Securities     Deutsche Investment Management    Seeks to achieve a combination of long-term capital
                           Americas, Inc.                    appreciation and current income by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of real estate investment trusts and real estate companies.
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
Portfolio                Portfolio Manager                                  Investment Description
----------------------------------------------------------------------------------------------------------------------
Small Cap Opportunities  Munder Capital Management      Seeks long-term capital appreciation by investing, under
                                                        normal circumstances, at least 80% of its assets in equity securities of companies with market capitalizations within the range of the companies in the Russell 2000 Index*.
----------------------------------------------------------------------------------------------------------------------
Small Company Value      T. Rowe Price Associates, Inc. Seeks long-term growth of capital by investing, under normal market conditions, primarily in small companies
                                                        whose common stocks are believed to be undervalued.
                                                        Under normal market conditions, the portfolio will invest at least 80% of its net assets (plus any borrowings for
                                                        investment purposes) in companies with market
                                                        capitalizations that do not exceed the maximum market
                                                        capitalization of any security in the Russell 2000 Index* at the time of purchase.
----------------------------------------------------------------------------------------------------------------------
Special Value            ClearBridge Advisors, LLC      Seeks long-term capital growth by investing, under normal
                                                        circumstances, at least 80% of its net assets in common
                                                        stocks and other equity securities of companies whose
                                                        market capitalization at the time of investment is not greater than the market capitalization of companies in the Russell
                                                        2000 Value Index*.
----------------------------------------------------------------------------------------------------------------------
Mid Cap Value            Lord, Abbett & Co. LLC         Seeks capital appreciation by investing, under normal
                                                        market conditions, at least 80% of the portfolio's net assets
                                                        (plus any borrowings for investment purposes) in mid-sized companies.
----------------------------------------------------------------------------------------------------------------------
Value                    Van Kampen                     Seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in equity securities of companies
                                                        with capitalizations similar to the market capitalization of companies in the Russell Midcap Value Index*.
----------------------------------------------------------------------------------------------------------------------
All Cap Value            Lord, Abbett & Co. LLC         Seeks capital appreciation by investing in equity securities of U.S. and multinational companies in all capitalization
                                                        ranges that the subadviser believes are undervalued.
----------------------------------------------------------------------------------------------------------------------
500 Index                MFC Global Investment          Seeks to approximate the aggregate total return of a broad
                         Management (U.S.A.) Limited    U.S. domestic equity market index by attempting to track
                                                        the performance of the S&P 500 Stock Price Index.*
----------------------------------------------------------------------------------------------------------------------
500 Index B (NAV Shares) MFC Global Investment          Seeks to approximate the aggregate total return of a broad
                         Management (U.S.A.) Limited    U.S. domestic equity market index by attempting to track
                                                        the performance of the S&P 500 Stock Price Index.*
----------------------------------------------------------------------------------------------------------------------
Fundamental Value        Davis Selected Advisers, L.P.  Seeks growth of capital by investing, under normal market conditions, primarily in common stocks of U.S. companies
                                                        with market capitalizations of at least $10 billion. The
                                                        portfolio may also invest in U.S. companies with smaller
                                                        capitalizations.
----------------------------------------------------------------------------------------------------------------------
U.S. Core                Grantham, Mayo, Van Otterloo & Seeks a high total return by investing primarily in
                         Co. LLC                        investments tied economically to the U.S. and it invests in equity investments in U.S. companies whose stocks are
                                                        included in the S&P 500 Index*.
----------------------------------------------------------------------------------------------------------------------
Large Cap                UBS Global Asset Management    Seeks to maximize total return, consisting of capital
                         (Americas) Inc.                appreciation and current income, by investing, under normal circumstances, at least 80% of its net assets (plus
                                                        borrowings for investment purposes, if any) in equity
                                                        securities of U.S. large-cap companies.
----------------------------------------------------------------------------------------------------------------------
Quantitative Value       MFC Global Investment          Seeks long-term capital appreciation by investing primarily
                         Management (U.S.A.) Limited    in large-cap U.S. securities with the potential for long-term growth of capital.
----------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
Portfolio                         Portfolio Manager                                    Investment Description
---------------------------------------------------------------------------------------------------------------------------------
American Growth-Income            Capital Research and Management  Seeks to make the shareholders' investment grow and
                                  Company (adviser to the American provide the shareholder with income over time by investing
                                  Funds Insurance Series)          all of its assets in the master fund, Class 2 shares of the
                                                                   Growth-Income Fund, a series of American Funds Insurance
                                                                   Series. The Growth-Income Fund invests primarily in
                                                                   common stocks or other securities which demonstrate the
                                                                   potential for appreciation and/or dividends.
---------------------------------------------------------------------------------------------------------------------------------
Equity-Income                     T. Rowe Price Associates, Inc.   Seeks to provide substantial dividend income and also long-
                                                                   term capital appreciation by investing primarily in dividend-
                                                                   paying common stocks, particularly of established
                                                                   companies with favorable prospects for both increasing
                                                                   dividends and capital appreciation.
---------------------------------------------------------------------------------------------------------------------------------
American Blue Chip Income and     Capital Research and Management  Seeks to produce income exceeding the average yield on
Growth                            Company (adviser to the American U.S. Stocks generally and to provide an opportunity for
                                  Funds Insurance Series)          growth of principal by investing all of its assets in Class 2 shares of the Blue Chip Income and Growth Fund, a series
                                                                   of American Funds Insurance Series. The Blue Chip Income
                                                                   and Growth Fund invests primarily in common stocks of
                                                                   larger, more established companies based in the U.S. with
                                                                   market capitalizations of $4 billion and above.
---------------------------------------------------------------------------------------------------------------------------------
Income & Value                    Capital Guardian Trust Company   Seeks the balanced accomplishment of (a) conservation of
                                                                   principal and (b) long-term growth of capital and income by investing the portfolio's assets in both equity and fixed-
                                                                   income securities. The subadviser has full discretion to
                                                                   determine the allocation between equity and fixed income
                                                                   securities.
---------------------------------------------------------------------------------------------------------------------------------
PIMCO VIT All Asset Portfolio     Pacific Investment Management    The portfolio invests primarily in a diversified mix of (a)
(a series of the PIMCO Variable   Company, LLC                     common stocks of large and mid-sized U.S. companies, and
Insurance Trust) (only Class M is                                  (b) bonds with an overall intermediate term average
available for sale)                                                maturity.
---------------------------------------------------------------------------------------------------------------------------------
Global Allocation                 UBS Global Asset Management      Seeks total return, consisting of long-term capital
                                  (Americas) Inc.                  appreciation and current income, by investing in equity and fixed income securities of issuers located within and outside the U.S.
---------------------------------------------------------------------------------------------------------------------------------
High Yield                        Western Asset Management         Seeks to realize an above-average total return over a market
                                  Company                          cycle of three to five years, consistent with reasonable risk, by investing primarily in high-yield debt securities,
                                                                   including corporate bonds and other fixed-income securities.
---------------------------------------------------------------------------------------------------------------------------------
U.S. High Yield Bond              Wells Capital Management,        Seeks total return with a high level of current income by
                                  Incorporated                     investing, under normal market conditions, primarily in
                                                                   below investment-grade debt securities (sometimes referred to as "junk bonds" or high yield securities). The portfolio also invests in corporate debt securities and may buy
                                                                   preferred and other convertible securities and bank loans.
---------------------------------------------------------------------------------------------------------------------------------
Strategic Bond                    Western Asset Management         Seeks a high level of total return consistent with
                                  Company                          preservation of capital by investing at least 80% of its net assets in fixed income securities.
---------------------------------------------------------------------------------------------------------------------------------
Strategic Income                  MFC Global Investment            Seeks a high level of current income by investing, under
                                  Management (U.S.), LLC           normal market conditions, primarily in foreign government
                                                                   and corporate debt securities from developed and emerging
                                                                   markets, U.S. Government and agency securities, and U.S.
                                                                   high yield bonds.
---------------------------------------------------------------------------------------------------------------------------------
Global Bond                       Pacific Investment Management    Seeks to realize maximum total return, consistent with
                                  Company, LLC                     preservation of capital and prudent investment management, by investing the portfolio's assets primarily in fixed income securities. These fixed income instruments may be
                                                                   denominated in non-U.S. currencies or in U.S. dollars.
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Portfolio                  Portfolio Manager                                    Investment Description
---------------------------------------------------------------------------------------------------------------------------
Investment Quality Bond    Wellington Management Company,   Seeks a high level of current income consistent with the
                           LLP                              maintenance of principal and liquidity, by investing in a
                                                            diversified portfolio of investment grade bonds. Investments will tend to focus on corporate bonds and U.S. Government
                                                            bonds with intermediate to longer term maturities.
---------------------------------------------------------------------------------------------------------------------------
Total Return               Pacific Investment Management    Seeks to realize maximum total return, consistent with
                           Company, LLC                     preservation of capital and prudent investment management, by investing, under normal market conditions, at least 65%
                                                            of the portfolio's assets in a diversified portfolio of fixed income securities of varying maturities.
---------------------------------------------------------------------------------------------------------------------------
American Bond              Capital Research and Management  Seeks to maximize current income and preserve capital by
                           Company (adviser to the American investing all of its assets in the Master Fund, Class 2 Shares
                           Funds Insurance Series)          of the Bond Fund, a Series of the American Fund Insurance
                                                            Series. The Bond Fund normally invests at least 80% of its assets in bonds.
---------------------------------------------------------------------------------------------------------------------------
Real Return Bond           Pacific Investment Management    Seeks maximum return, consistent with preservation of
                           Company LLC                      capital and prudent investment management, by investing,
                                                            under normal market conditions, at least 80% of its net
                                                            assets in inflation-indexed bonds of varying maturities
                                                            issued by the U.S. and non-U.S. governments and by
                                                            corporations.
---------------------------------------------------------------------------------------------------------------------------
Core Bond                  Wells Capital Management,        Seeks total return consisting of income and capital
                           Incorporated                     appreciation by investing, under normal market conditions, in a broad range of investment-grade debt securities.
                                                            including U.S. Government obligations, corporate bonds,
                                                            mortgage-backed and other asset backed securities and
                                                            money market instruments.
---------------------------------------------------------------------------------------------------------------------------
Active Bond                Declaration Management &         Seeks income and capital appreciation by investing at least
                           Research LLC and MFC Global      80% of its assets in a diversified mix of debt securities and
                           Management (U.S.), LLC           instruments.
---------------------------------------------------------------------------------------------------------------------------
U.S. Government Securities Western Asset Management         Seeks a high level of current income consistent with
                           Company                          preservation of capital and maintenance of liquidity, by
                                                            investing in debt obligations and mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies
                                                            or instrumentalities, and derivative securities such as
                                                            collateralized mortgage obligations backed by such
                                                            securities.
---------------------------------------------------------------------------------------------------------------------------
Money Market               MFC Global Investment            Seeks maximum current income consistent with
                           Management (U.S.A.) Limited      preservation of principal and liquidity by investing in high quality money market instruments.
---------------------------------------------------------------------------------------------------------------------------
Lifestyle Aggressive       MFC Global Investment            Seeks to provide long-term growth of capital (current
                           Management (U.S.A.) Limited.     income is not a consideration) by investing 100% of the
                                                            Lifestyle Trust's assets in other portfolios of the Trust which invest primarily in equity securities.
---------------------------------------------------------------------------------------------------------------------------
Lifestyle Growth           MFC Global Investment            Seeks to provide long-term growth of capital with
                           Management (U.S.A.) Limited.     consideration also given to current income by investing
                                                            approximately 20% of the Lifestyle Trust's assets in other portfolios of the Trust, which invest primarily in fixed
                                                            income securities and approximately 80% of its assets in
                                                            other portfolios of the Trust, which invest primarily in
                                                            equity securities.
---------------------------------------------------------------------------------------------------------------------------
Lifestyle Balanced         MFC Global Investment            Seeks to provide a balance between a high level of current
                           Management (U.S.A.) Limited      income and growth of capital with a greater emphasis given to capital growth by investing approximately 40% of the
                                                            Lifestyle Trust's assets in other portfolios of the Trust which invest primarily in fixed income securities and
                                                            approximately 60% of its assets in other portfolios of the
                                                            Trust which invest primarily in equity securities.
---------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
Portfolio              Portfolio Manager                               Investment Description
------------------------------------------------------------------------------------------------------------------
Lifestyle Moderate     MFC Global Investment       Seeks to provide a balance between a high level of current
                       Management (U.S.A.) Limited income and growth of capital with a greater emphasis given to current income by investing approximately 60% of the
                                                   Lifestyle Trust's assets in other portfolios of the Trust which invest primarily in fixed income securities and
                                                   approximately 40% of its assets in other portfolios of the
                                                   Trust which invest primarily in equity securities.
------------------------------------------------------------------------------------------------------------------
Lifestyle Conservative MFC Global Investment       Seeks to provide a high level of current income with some
                       Management (U.S.A.) Limited consideration also given to growth of capital by investing approximately 80% of the Lifestyle Trust's assets in other portfolios of the Trust, which invest primarily in fixed
                                                   income securities and approximately 20% of its assets in
                                                   other portfolios of the Trust, which invest primarily in equity securities.
------------------------------------------------------------------------------------------------------------------

* "S&P 500(R)" and "S&P Mid Cap 400(R)" are trademarks of The McGraw-Hill Companies, Inc. "Russell 2000(R)," "Russell 3000(R)," and "Russell Midcap Value(R)" are trademarks of Frank Russell Company. "Dow Jones Wilshire 5000 Index(R)" is a trademark of Wilshire Associates. "MSCI All Country World ex US Index" is a trademark of Morgan Stanley & Co. Incorporated. None of the portfolios are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the portfolios.

   The indexes referred to in the portfolio descriptions track companies having the ranges of market capitalization, as of February 28, 2007, set out below:

        MSCI All Country World ex US Index $200 million to $244 billion
        Russell 2000 Index                 $38.40 million to $3.72 billion
        Russell 3000 Index                 $38.40 million to $411 billion
        Russell 2000 Value Index           $39 million to $3.1 billion
        Russell Midcap Value Index         $1.327 million to $21 billion
        S&P Mid Cap 400 Index              $590 million to $12.5 billion
        S&P 500 Index                      $1.415 million to $411 billion
        Dow Jones Wilshire 5000 Index      $38.49 million to $411 billion

                                POLICY SUMMARY

General

       The policy is a flexible premium variable universal life insurance policy. This summary provides a general description of the important features of the policy. It is not comprehensive and is qualified in its entirety by the more detailed information contained in this prospectus. Unless otherwise stated or implied by the context, the discussions in this prospectus assume that the policy is not in default, that there is no outstanding Policy Debt and the death benefit is not determined by the Minimum Death Benefit Percentage. Your policy's provisions may vary in some states and the terms of the policy, and any endorsements or riders, supersede the disclosure in this prospectus.

Death Benefits

       The policy provides a death benefit in the event of the death of the Life Insured while the policy is in force. The basic death benefit amount is the Face Amount, which is provided for the lifetime of the Life Insured with no maturity or expiration date. There may be other amounts added to the death benefit as described below.

       Flexible Term Insurance Option. You may add a Flexible Term Insurance Option rider (the "FTIO Rider") to the policy to provide additional term life insurance coverage on the Life Insured. Cost of insurance rates are less than or equal to those of the policy and no sales charge will apply. However, unlike the Face

Amount of the policy, the FTIO Rider will terminate at the Life Insured's Attained Age 100. The FTIO Rider also offers the flexibility to schedule varying death benefit amounts on future dates (the "Scheduled Death Benefits").

   Death Benefit Options. There are two death benefit options. Option 1 provides a death benefit equal to the Face Amount of the policy or, if greater, the Minimum Death Benefit, plus the term insurance benefit of the FTIO option. Option 2 provides a death benefit equal to the Face Amount plus the Policy Value or, if greater, the Minimum Death Benefit, plus the term insurance benefit of the FTIO option. You may change the death benefit option and increase or decrease the Face Amount and Scheduled Death Benefits.

   Age 100 Advantage. If the Life Insured is alive on the Policy Anniversary when the Life Insured reaches Attained Age 100, the policy will continue in force subject to the following unless the policy owner chooses to surrender the policy for its Net Cash Surrender Value:

    . the policy will be continued until the earlier of the death of the Life Insured or the date the policy owner surrenders the policy;

    . no additional premium payments will be accepted although loan repayments will be accepted;

    . no additional charges or deductions (described under "Charges and Deductions") will be assessed;

    .  interest on any Policy Debt will continue to accrue;

    . the policy owner may continue to transfer portions of the Policy Value among the Investment Accounts and the Fixed Accounts as described in this prospectus.

Premiums

       Premium payments may be made at any time prior to Attained Age 100 and in any amount, subject to certain limitations (see "Premium Payments -- Premium Limitations"). Net Premiums will be allocated to one or more of the Fixed Account and the sub-accounts of the Separate Account. You may change allocations and make transfers among the accounts subject to limitations described below.

Policy Value

       The Policy Value is the accumulation of premiums paid, less charges and deductions we take for expenses and cost of insurance, plus or minus the investment returns of the accounts to which the Policy Value has been allocated. You may obtain a portion of the Policy Value by taking a policy loan or a partial withdrawal or by full surrender of the policy.

Policy Loans

       You may borrow against the Net Cash Surrender Value of the policy. Loan interest will accrue daily and be payable in arrears on each Policy Anniversary. The Policy Debt will be deducted from amounts payable at the Life Insured's death or upon surrender of the policy.

Surrender and Partial Withdrawals

       You may make a partial withdrawal of the Policy Value. It may result in a decrease in the Face Amount and Scheduled Death Benefits. You may surrender the policy for its Net Cash Surrender Value at any time.

Lapse and Reinstatement

       Your policy will lapse and terminate without value when the Net Cash Surrender Value is insufficient to pay the next monthly deduction and a grace period of 61 days expires without an adequate premium payment from you. You may reinstate a lapsed policy within five years following lapse if the policy was not surrendered for its Net Cash Surrender Value. Evidence of insurability is required, along with a premium payment described under "Lapse and Reinstatement -- Reinstatement."

       The policy differs in two important ways from conventional life insurance policies. First, failure to make planned premium payments will not in itself cause the policy to lapse. Second, a policy can lapse even if planned premiums have been paid.

Charges and Deductions

       We assess certain charges and deductions in connection with the policy. These include: (i) charges in the form of monthly deductions for the cost of insurance and administrative expenses, (ii) charges assessed daily against amounts in the Investment Account and (iii) charges deducted from premiums paid. These charges are summarized in the Fee Tables.

       In addition, there are charges deducted from each portfolio. These charges are also summarized in the Fee Tables.

       Reduction in Charges and Enhancement of Surrender Values: The policy is designed for employers and other sponsoring organizations that may purchase multiple policies as a case. The size or nature of the case may result in expected savings of sales, underwriting, administrative or other costs. If so, we expect to offer reductions of policy charges and enhancements of surrender value. We may change the nature and amount of reductions and enhancements available from time to time. They will be determined in a way that is not unfairly discriminatory to policy owners.

Investment Options and Investment Subadvisers

       You may allocate Net Premiums to the Fixed Account or to one or more of the sub-accounts of the Separate Account. Each of the sub-accounts invests in the shares of one of the portfolios described in the Table of Investment Options and Investment Subadvisers.

       The Table of Investment Options and Investment Subadvisers describes the portfolios and shows the subadvisers that provide investment subadvisory services.

   Allocating Net Premiums only to one or a small number of the investment options (other than the Lifestyle Trusts) should not be considered a balanced investment strategy. In particular, allocating Net Premiums to a small number of investment options that concentrate their investments in a particular business or market sector will increase the risk that the value of your policy will be more volatile since these investment options may react similarly to business or market specific events. Examples of business or market sectors where this risk historically has been and may continue to be particularly high include: (a) technology related businesses, including internet related businesses, (b) small cap securities, and (c) foreign securities. The Company does not provide advice regarding appropriate investment allocations. Please discuss this matter with your financial adviser.

Investment Management Fees and Expenses

       Each sub-account of the Separate Account purchases shares of one of the portfolios at net asset value. The net asset value of those shares reflects investment management fees and certain expenses of the portfolios. The fees and expenses for each portfolio are described in the Fee Tables and in the portfolio prospectuses.

 GENERAL INFORMATION ABOUT JOHN HANCOCK USA, RATINGS AND THE SEPARATE ACCOUNT

Description of John Hancock USA

       John Hancock Life Insurance Company (U.S.A.) ("John Hancock USA") is a stock life insurance company incorporated in Maine on August 20, 1955 by a special act of the Maine legislature and redomesticated under the laws of Michigan. We are a licensed life insurance company in the District of Columbia and all states of the United States except New York. Our ultimate parent is Manulife Financial Corporation ("MFC"), a publicly traded company, based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company.

Ratings

       We have received the following ratings from independent rating agencies:

       A++ A.M. Best Superior

       Companies have a very strong ability to meet their obligations; 1/st/ category of 15

       AA+ Fitch Ratings

       Very strong capacity to meet policyholder and contract obligations; 2/nd/ category of 9

       AAA Standard & Poor's

       Extremely strong financial security characteristics; 1/st/ category of 8

       Aa2 Moody's

       Excellent in financial strength; 2/nd/ category of 9

       These ratings, which are current as of the date of this prospectus and are subject to change, are assigned as a measure of our ability to honor any guarantees provided by the policy and any applicable optional riders, but do not specifically relate to our products, the performance (return) of these products, the value of any investment in these products upon withdrawal or to individual securities held in any portfolio. These ratings do not apply to the safety and performance of the Separate Account.

Description of Separate Account N

       The investment accounts shown on page 1 are in fact sub-accounts of Separate Account N (the "Separate Account" or "Account"), a separate account operated by us under Michigan law.

       The Separate Account is registered with the SEC under the 1940 Act as a unit investment trust. A unit investment trust is a type of investment company that invests its assets in specified securities, such as the shares of one or more investment companies, rather than in a portfolio of unspecified securities. Registration under the 1940 Act does not involve any supervision by the SEC of the management or investment policies or practices of the Separate Account. For state law purposes the Separate Account is treated as a part or division of John Hancock USA.

       The Separate Account's assets are our property. Each policy provides that amounts we hold in the Separate Account pursuant to the policies cannot be reached by any other persons who may have claims against us and can't be used to pay any indebtedness of John Hancock USA other than those arising out of policies that use the Separate Account. However, the obligations under the policies are corporate obligations of the Company.

       New sub-accounts may be added and made available to policy owners from time to time. Existing sub-accounts may be modified or deleted at any time.

                               ISSUING A POLICY

Use of the Policy

       The policy is designed to provide employers or other organizations with life insurance coverage on employees or other individuals in whose lives they have an insurable interest. The policy may be owned by an individual or a corporation, trust, association, or similar entity. The policy may be used for such purposes as funding non-qualified executive deferred compensation or salary continuation liabilities or death benefit liabilities of executive retirement plans, or as a source for funding cash flow obligations under such plans.

Requirements

       To purchase a policy, you must submit a completed application. Your policy will not be issued until the underwriting process is completed to our satisfaction.

       With our prior approval, the policy may be issued on a basis that does not distinguish between the Life Insured's sex and/or smoking status. A policy will only be issued on the lives of insureds from Issue Ages 20 through 80.

       Each policy has a Policy Date, an Effective Date and an Issue Date (see "Definitions" in Appendix A). The Policy Date is the date from which the first monthly deductions are calculated and from which Policy Years, Policy Months and Policy Anniversaries are determined. The Policy Date is also the effective date of the initial Coverage Amount. The Policy Date is the same date as the Effective Date unless the policy is backdated (see "Backdating a Policy"). The Effective Date is the date we become obligated under the policy and when the first monthly deductions are taken. It is the later of the date we approve issuance of the policy and the date we receive at least the Minimum Initial Premium. The Issue Date is the date from which the Suicide and Incontestability provisions of the policy are determined.

       If we approve issuance of a policy before we receive the Minimum Initial Premium then the Effective Date will be later than the Issue Date. The Minimum Initial Premium must be received by us within 60 days after the Issue Date and the Life Insured must be in good health on the Effective Date. If the Minimum Initial Premium is not paid or if the application is rejected, the policy will be canceled and any premiums paid will be returned to the applicant.

       Net Premiums received prior to the Effective Date will be credited with interest at the rate of return earned on amounts allocated to the Money Market portfolio. On the Effective Date, Net Premiums received plus any interest credited will be allocated to Investment Accounts and the Fixed Account according to your instructions, unless first allocated to the Money Market portfolio for the duration of the right to examine period (see "Right to Examine the Policy").

       Minimum Face Amount and Scheduled Death Benefit. The minimum Face Amount is $50,000 unless the FTIO Rider is added to the policy. With an FTIO Rider, the minimum Face Amount is $25,000 and the minimum Scheduled Death Benefit is $50,000.

       Backdating a Policy. You may request that we backdate the policy by assigning a Policy Date earlier than the date the application is signed. We will not backdate the policy to a date earlier than that allowed by state law, which is generally three months to one year prior to the date of application for the policy. Monthly deductions will be made for the period the Policy Date is backdated.

Temporary Insurance Agreement

       Temporary insurance coverage may be provided under the terms of a Temporary Insurance Agreement, subject to our underwriting practices. Generally, temporary life insurance may not exceed $1,000,000 and may not be in effect for more than 90 days. It is issued on a conditional receipt basis, which means that benefits would only be paid if the Life Insured met our usual and customary underwriting standards for the coverage applied for.

Underwriting

       The policies are offered on three underwriting classes that require different types and amounts of information from the applicant and prospective Life Insured. Current cost of insurance charges in early Policy Years will vary by the type of underwriting, and charges will generally be lower where underwriting information is more extensive. Under any of the underwriting bases, the acceptance of an application is subject to our underwriting rules and we may request additional information or reject an application for any reason.

       Short Form Underwriting. The proposed Life Insured must answer qualifying questions in the application but is not required to provide detailed medical history, submit records or undergo examinations or tests unless requested to do so by us. Availability of short form underwriting depends on characteristics of the case, such as the number of lives to be insured, the amounts of insurance and other factors, and it is generally available only up to Issue Age 65.

       Simplified Underwriting. The proposed Life Insured must satisfactorily answer certain health questions in the application and may be required to submit existing medical records, but requirements to undergo examinations and tests are minimized. Availability of simplified underwriting and the nature of the requirements will depend on characteristics of the case and the proposed lives to be insured.

       Regular (Medical) Underwriting. Where short form or simplified underwriting is unavailable we require satisfactory evidence of insurability under our regular underwriting guidelines for individual applicants. This may include medical exams and other information. A proposed Life Insured who fails to qualify for a standard risk classification may be eligible to be insured with an additional substandard rating.

Right to Examine the Policy

       You may return your policy for a refund within 10 days after you receive it. Some states provide a longer period of time for this right, which will be stated in the policy if applicable. The policy can be mailed or delivered to the Company agent who sold it to you or to our Service Office. Immediately upon such delivery or mailing, the policy shall be deemed void from the beginning. Within seven days after receipt of the returned policy at our Service Office we will refund an amount equal to the value of amounts in the Investment Accounts and the Fixed Account on the date we receive the returned policy, plus all charges deducted prior to that date, not including the fees and expenses of the portfolios, minus any partial withdrawals and policy loans.

       Some state laws require the refund of premiums paid without adjustment for investment gains and losses of the Separate Account. In these states, all Net Premiums will be allocated to the Money Market portfolio during the Right to Examine period and the refund amount will be equal to all premiums received less any partial withdrawals and policy loans.

       If you request a Face Amount increase that results in new sales charge, you will have the same rights described above to cancel the increase. If canceled the Policy Value and sales charge will be recalculated to be as they would have been had the premiums not been paid.

       We reserve the right to delay the refund of any premium paid by check until the check has cleared.

   (Applicable to Residents of California Only)

       Residents of California, age 60 and greater, may return the policy for a refund at any time within 30 days after receiving it. The policy can be mailed or delivered to the Company's agent who sold it, or to our Service Office. If you cancel the policy during this 30 day period and your premiums were allocated to a Fixed Account or the Money Market portfolio, we will refund you the amount of all premiums paid. If your premiums were allocated to one or more of the Investment Accounts (other than the Money Market portfolio), we will refund you the value of amounts in the Investment Accounts and the Fixed Account on the date we receive the returned policy plus all charges deducted prior to that date, not including the fees and expenses of the portfolios, minus any partial withdrawals and policy loans. Your premiums will be placed in either (a) the Fixed Account, (b) the Money Market portfolio or (c) in one or more of the Investment Accounts, based upon your instructions. If no instructions are given, your premiums will be placed in the Money Market portfolio.

Life Insurance Qualification

       A policy must satisfy either of two tests to qualify as a life insurance contract as defined in Section 7702 of the Internal Revenue Code of 1986, as amended (the "Code"). At the time of application, you must choose either the Cash Value Accumulation Test ("CVA Test") or the Guideline Premium Test ("GP Test") and the test cannot be changed once the policy is issued.

       Cash Value Accumulation Test. The CVA Test requires the death benefit at any time to be at least a certain ratio of the Policy Value, based on prescribed calculations. The Minimum Death Benefit provision described below will ensure that the CVA Test is met. There is no restriction on the amount of premiums you may pay, but we will require you to provide satisfactory evidence of insurability before we accept an amount of premium that would increase the death benefit by more than the increase in Policy Value.

       Guideline Premium Test. The GP Test limits the amount of premiums you may pay into the policy, given its death benefit, based on prescribed calculations. In addition, the GP Test requires the death benefit at any time to be at least a prescribed ratio of the Policy Value. These prescribed multiples are generally lower than those calculated under the CVA Test. The Minimum Death Benefit provision described below will ensure that this second requirement is met.

       Changes to the policy or FTIO Rider, such as changes in Face Amount, Scheduled Death Benefit, death benefit option or partial withdrawals, may affect the premium limits under the GP Test. Some changes will reduce future premium limits and may cause premiums already paid to exceed the new limits and force you to make a partial withdrawal.

                                DEATH BENEFITS

       If the policy is in force at the time of the Life Insured's death we will pay an insurance benefit to the beneficiary. The policy may remain in force for the Life Insured's entire lifetime and there is no specified maturity or expiration date.

       Insurance benefits are only payable when we receive due proof of death at our Service Office, in the form of either a certified copy of the death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death or other proof satisfactory to us.

       The amount of the insurance benefit payable will be the death benefit on the date of death, as described below, less any Policy Debt, accrued interest, and outstanding monthly deductions on the date of death. The insurance benefit will be paid in one lump sum unless another form of settlement is agreed to by the beneficiary and us. If the insurance benefit is paid in one sum, we will pay interest from the date of death to the date of payment. If the Life Insured should die after our receipt of a request for surrender, no insurance benefit will be payable, and we will pay only the Net Cash Surrender Value.

       Minimum Death Benefit. Both the CVA Test and the GP Test require the death benefit to be at least a prescribed ratio of the Policy Value at all times. The policy's Minimum Death Benefit ensures that these requirements are met by providing that the death benefit shall be at least equal to the Policy Value multiplied by the applicable Minimum Death Benefit Percentage for the Attained Age of the Life Insured. Tables of Minimum Death Benefit Percentages appear below.

   -------------------------------------------------------------------------
                            Table of Minimum Death
                             Benefit Percentages.
   -------------------------------------------------------------------------
                                CVA Test                       CVA Test
                   GP Test -------------------    GP Test ------------------
        Age        Percent Male Female Unisex Age Percent Male Female Unisex
   -               -       --------------------   -       ------------------
         20          250%  644%  768%   665%   42   236%  319%  372%   328%
   -------------------------------------------------------------------------
         21          250%  625%  743%   645%   43   229%  309%  361%   318%
   -------------------------------------------------------------------------
         22          250%  607%  720%   626%   44   222%  299%  350%   308%
   -------------------------------------------------------------------------
         23          250%  589%  697%   608%   45   215%  290%  339%   299%
   -------------------------------------------------------------------------
         24          250%  572%  674%   589%   46   209%  281%  329%   290%
   -------------------------------------------------------------------------
         25          250%  554%  652%   571%   47   203%  273%  319%   281%
   -------------------------------------------------------------------------
         26          250%  537%  631%   554%   48   197%  265%  309%   272%
   -------------------------------------------------------------------------
         27          250%  520%  611%   536%   49   191%  257%  300%   264%
   -------------------------------------------------------------------------
         28          250%  504%  591%   519%   50   185%  249%  291%   257%
   -------------------------------------------------------------------------
         29          250%  488%  572%   502%   51   178%  242%  282%   249%
   -------------------------------------------------------------------------
         30          250%  472%  553%   486%   52   171%  235%  274%   242%
   -------------------------------------------------------------------------
         31          250%  457%  535%   470%   53   164%  228%  266%   235%
   -------------------------------------------------------------------------
         32          250%  442%  517%   455%   54   157%  222%  258%   229%
   -------------------------------------------------------------------------
         33          250%  428%  500%   440%   55   150%  216%  251%   222%
   -------------------------------------------------------------------------
         34          250%  414%  484%   426%   56   146%  210%  244%   216%
   -------------------------------------------------------------------------

   --------------------------------------------------------------------------
                            Table of Minimum Death
                             Benefit Percentages.
   --------------------------------------------------------------------------
                                CVA Test                        CVA Test
                   GP Test -------------------     GP Test ------------------
        Age        Percent Male Female Unisex Age  Percent Male Female Unisex
   -               -       --------------------    -       ------------------
         35          250%  400%  468%   412%  57     142%  205%  237%   210%
   --------------------------------------------------------------------------
         36          250%  387%  453%   399%  58     138%  199%  230%   205%
   --------------------------------------------------------------------------
         37          250%  375%  438%   386%  59     134%  194%  224%   199%
   --------------------------------------------------------------------------
         38          250%  362%  424%   373%  60     130%  189%  218%   194%
   --------------------------------------------------------------------------
         39          250%  351%  410%   361%  61     128%  184%  211%   189%
   --------------------------------------------------------------------------
         40          250%  340%  397%   350%  62     126%  180%  206%   185%
   --------------------------------------------------------------------------
         41          243%  329%  384%   339%  63     124%  175%  200%   180%
   --------------------------------------------------------------------------
         64          122%  171%  194%   176%  83     105%  122%  127%   124%
   --------------------------------------------------------------------------
         65          120%  167%  189%   172%  84     105%  121%  125%   122%
   --------------------------------------------------------------------------
         66          119%  164%  184%   168%  85     105%  120%  123%   121%
   --------------------------------------------------------------------------
         67          118%  160%  180%   164%  86     105%  118%  121%   119%
   --------------------------------------------------------------------------
         68          117%  157%  175%   160%  87     105%  117%  120%   118%
   --------------------------------------------------------------------------
         69          116%  153%  171%   157%  88     105%  116%  118%   117%
   --------------------------------------------------------------------------
         70          115%  150%  166%   154%  89     105%  115%  117%   116%
   --------------------------------------------------------------------------
         71          113%  147%  162%   151%  90     105%  114%  115%   115%
   --------------------------------------------------------------------------
         72          111%  145%  158%   147%  91     104%  113%  114%   114%
   --------------------------------------------------------------------------
         73          109%  142%  154%   145%  92     103%  112%  113%   112%
   --------------------------------------------------------------------------
         74          107%  139%  151%   142%  93     102%  111%  112%   111%
   --------------------------------------------------------------------------
         75          105%  137%  147%   139%  94     101%  110%  110%   110%
   --------------------------------------------------------------------------
         76          105%  135%  144%   137%  95     100%  109%  109%   109%
   --------------------------------------------------------------------------
         77          105%  133%  141%   135%  96     100%  107%  107%   107%
   --------------------------------------------------------------------------
         78          105%  131%  139%   133%  97     100%  106%  106%   106%
   --------------------------------------------------------------------------
         79          105%  129%  136%   131%  98     100%  104%  104%   104%
   --------------------------------------------------------------------------
         80          105%  127%  133%   129%  99     100%  103%  103%   103%
   --------------------------------------------------------------------------
         81          105%  125%  131%   127%  100+   100%  100%  100%   100%
   --------------------------------------------------------------------------
         82          105%  124%  129%   125%
   --------------------------------------------------------------------------

Flexible Term Insurance Option Rider

       You may add an FTIO Rider to the policy to provide additional death benefit coverage on the Life Insured. The FTIO Rider provides flexible term life insurance to Attained Age 100 with cost of insurance charges less than or equal to those of the policy. The election of (or failure to elect) the FTIO Rider will impact the total cost of insurance charges. The FTIO Rider will terminate at the earlier of Attained Age 100, the date the policy lapses or is surrendered, and your request to cancel the FTIO Rider.

       You may schedule the death benefit amounts that will apply at specified times (the "Scheduled Death Benefits"). Scheduled Death Benefits may be constant or varying from time to time. The Scheduled Death Benefits will be shown in the policy.

       The term insurance benefit of the FTIO Rider is equal to (a) minus
(b) but not less than zero where:

    (a)is the Scheduled Death Benefit for the Policy Month, and

    (b)is the Face Amount of the policy or, if greater, the policy's Minimum Death Benefit.

       Even if the term insurance benefit may be zero in a Policy Month, the FTIO Rider will not terminate.

       Example. A policy is purchased for an executive as part of an employee benefit plan. The death benefit provided by the policy is to be equal to the executive's salary of $100,000 increasing at 5% per year through age 64. Assuming the executive is currently 55, the policy will be issued with a Scheduled Death Benefit as follows:

                                 Scheduled                                           Scheduled
      Policy Year              Death Benefit              Policy Year              Death Benefit
-------------------------------------------------------------------------------------------------------
           1                      100,000                      6                      127,628
-------------------------------------------------------------------------------------------------------
           2                      105,000                      7                      134,010
-------------------------------------------------------------------------------------------------------
           3                      110,250                      8                      140,710
-------------------------------------------------------------------------------------------------------
           4                      115,763                      9                      147,746
-------------------------------------------------------------------------------------------------------
           5                      121,551                     10+                     155,133

       The FTIO Rider amount will change each year as necessary to provide the benefits shown in the schedule, as follows:

         Policy                    Total                      Face                 Flexible Term
          Year                 Death Benefit                 Amount               Insurance Amount
-------------------------------------------------------------------------------------------------------
           1                      100,000                   100,000                      0
-------------------------------------------------------------------------------------------------------
           2                      105,000                   100,000                    5,000
-------------------------------------------------------------------------------------------------------
           3                      110,250                   100,000                    10,250
-------------------------------------------------------------------------------------------------------
           4                      115,763                   100,000                    15,763
-------------------------------------------------------------------------------------------------------
           5                      121,551                   100,000                    21,551
-------------------------------------------------------------------------------------------------------
           6                      127,628                   100,000                    27,628
-------------------------------------------------------------------------------------------------------
           7                      134,010                   100,000                    34,010
-------------------------------------------------------------------------------------------------------
           8                      140,710                   100,000                    40,710
-------------------------------------------------------------------------------------------------------
           9                      147,746                   100,000                    47,746
-------------------------------------------------------------------------------------------------------
           10                     155,133                   100,000                    55,133

Death Benefit Options

       You may choose either of two death benefit options:

       Death Benefit Option 1. The death benefit on any date is the Face Amount of the policy or, if greater, the Minimum Death Benefit, plus the term insurance benefit of the FTIO Rider.

       Death Benefit Option 2. The death benefit on any date is the Face Amount plus the Policy Value or, if greater, the Minimum Death Benefit, plus the term insurance benefit of the FTIO Rider.

Changing the Death Benefit Option

       You may change the death benefit option at any time. The change will take effect at the beginning of the next Policy Month at least 30 days after your written request is received at our Service Office. We reserve the right to limit changes that could cause the policy to fail to qualify as life insurance for tax purposes.

       A change in the death benefit option will result in a change in the Face Amount and Scheduled Death Benefits to avoid any change in the amount of death benefit, as follows:

       Change from Option 1 to Option 2. The new Face Amount will be equal to the Face Amount prior to the change less the Policy Value on the date of the change.

       The Scheduled Death Benefit amounts for dates on or after the date of the change will be the amounts scheduled prior to the change less the Policy Value on the date of the change.

       Coverage Amounts will be reduced or eliminated in the order that they are listed in the policy until the total decrease in coverage amounts equals the decrease in Face Amount.

       Example. A policy is issued with a Face Amount of $100,000, death benefit Option 1, and the following schedule:

                                               Scheduled
                    Policy Year              Death Benefit
              ---------------------------------------------------
                         1                      100,000
              ---------------------------------------------------
                         2                      125,000
              ---------------------------------------------------
                         3                      150,000
              ---------------------------------------------------
                         4                      175,000
              ---------------------------------------------------
                         5+                     200,000

       The death benefit option is changed to Option 2 at the beginning of Policy Year 3. If the Policy Value at the time of the change is $10,000, then the Face Amount after the change will be $90,000 (the Face Amount prior to the change less the Policy Value), and the Scheduled Death Benefit after the change will become:

                                               Scheduled
                    Policy Year              Death Benefit
              ---------------------------------------------------
                         3                      140,000
              ---------------------------------------------------
                         4                      165,000
              ---------------------------------------------------
                         5+                     190,000

       Change from Option 2 to Option 1. The new Face Amount will be the Face Amount prior to the change plus the Policy Value on the date of the change (but the new Face Amount will be no greater than the Scheduled Death Benefit on the date of the change).

       The resulting Face Amount increase amount will be added to the first Coverage Amount listed in the policy.

       The Annual Premium Target for this Coverage Amount will not be increased and new sales charges will not apply, however, for an increase solely due to a change in the death benefit option.

       Example. A policy is issued with a Face amount of $100,000, death benefit Option 2, and the following schedule:

                                               Scheduled
                    Policy Year              Death Benefit
              ---------------------------------------------------
                         1                      100,000
              ---------------------------------------------------
                         2                      125,000
              ---------------------------------------------------
                         3                      150,000
              ---------------------------------------------------
                         4                      175,000
              ---------------------------------------------------
                         5+                     200,000

       The death benefit option is changed to Option 1 at the beginning of Policy Year 3. If the Policy Value at the time of the change is $10,000, then the Face Amount after the change will be $110,000 (the Face Amount prior to the change plus the Policy Value), and the Scheduled Death Benefit after the change will become:

                                               Scheduled
                    Policy Year              Death Benefit
              ---------------------------------------------------
                         3                      160,000
              ---------------------------------------------------
                         4                      185,000
              ---------------------------------------------------
                         5+                     210,000

Changing the Face Amount and Scheduled Death Benefits

       At any time, you may request an increase or decrease to the Face Amount or any Scheduled Death Benefits effective on or after the date of change. We reserve the right to limit changes that could cause the policy to fail to qualify as life insurance for tax purposes.

       Increases in Face Amount and Scheduled Death Benefits. Increases in Face Amount and Scheduled Death Benefits are subject to the following conditions:

    . Increases in Face Amount and Scheduled Death Benefits will require satisfactory evidence of the Life Insured's insurability.

    . Increases will take effect at the beginning of the next Policy Month after we approve the request.

    . We may refuse a requested increase that would not meet our requirements for new policy issues at the time due to the Life Insured's Attained Age or other factors.

    . If the Face Amount is increased (other than as required by a death benefit option change) then all Scheduled Death Benefits effective on or after the date of the change will be increased by the amount of the Face Amount increase.

       New Sales Loads for a Face Amount Increase. Coverage Amounts equal to the amount of the increase will be added to the policy as follows:

    . First, Coverage Amounts that were reduced or eliminated by a prior Face Amount decrease will be restored.

    . Second, if needed, a new Coverage Amount will be added to the policy with an Annual Premium Target and new sales charges. Any new Coverage Amount will be based on the Life Insured's Attained Age and other relevant factors on the effective date of the increase.

       Premiums paid on or after the increase may be attributed to the new Coverage Amount and result in sales charges (see "Charges and Deductions -- Attribution of Premiums").

       Decreases in Face Amount and Scheduled Death Benefits. Decreases in Face Amount and Scheduled Death Benefits are subject to the following conditions:

    . Decreases in Face Amount and Scheduled Death Benefits will take effect at the beginning of the next Policy Month which is 30 days after your written request is received at our Service Office.

    . If the Face Amount is decreased then all Scheduled Death Benefits effective on or after the date of the change will be decreased by the same amount.

    . If at any time the Scheduled Death Benefit decreases to less than the Face Amount, the Face Amount will be decreased to be equal to the Scheduled Death Benefit at that time.

    . Coverage Amounts equal to the amount of the Face Amount decrease will be reduced or eliminated in the reverse order that they are listed in the policy.

       Decreases in Face Amount Under Death Benefit Option 1 Due to a Partial Withdrawal. If death benefit Option 1 is in effect when a partial withdrawal is made, the Face Amount will be decreased by an amount equal to (a) minus (b) but not less than zero, where:

    (a)is the partial withdrawal amount and

    (b)is the excess, if any, of the policy's Minimum Death Benefit over its Face Amount, immediately prior to the partial withdrawal.

       Decreases in Face Amount under death benefit Option 1 due to a partial withdrawal are subject to the following conditions:

    . Coverage Amounts equal to the amount of the Face Amount decrease will be reduced or eliminated in the reverse order that they are listed in the policy.

    . All Scheduled Death Benefits effective on or after the date of the partial withdrawal will be decreased by the amount of the Face Amount decrease, unless you request otherwise and we approve.

       Example for Face Increases and Decreases. A policy is issued with a Face Amount of $100,000, death benefit Option 1, and a Scheduled Death Benefit as follows:

                                               Scheduled
                    Policy Year              Death Benefit
              ---------------------------------------------------
                         1                      100,000
              ---------------------------------------------------
                         2                      125,000
              ---------------------------------------------------
                         3                      150,000
              ---------------------------------------------------
                         4                      175,000
              ---------------------------------------------------
                         5+                     200,000

       Assume the following policy activity:

-------------------------------------------------------------------------------------------------------------------
       Activity                                Effect on Policy                          Change in Benefit Schedule
-------------------------------------------------------------------------------------------------------------------
                                                                                                        Scheduled
                                                                                         Policy Year  Death Benefit
-------------------------------------------------------------------------------------------------------------------
In Policy Year 2,      The initial Coverage Amount is reduced to $80,000.                     2          105,000
the Face Amount                                                                          --------------------------
is reduced to $80,000.                                                                        3          130,000
                                                                                         --------------------------
                                                                                              4          155,000
                                                                                         --------------------------
                                                                                             5+          180,000
-------------------------------------------------------------------------------------------------------------------

                                                                                                        Scheduled
                                                                                         Policy Year  Death Benefit
-------------------------------------------------------------------------------------------------------------------
In Policy Year 3,      The initial Coverage Amount (which earlier was reduced to
the Face Amount is     $80,000) is restored to its original level of $100,000. A new increased to $120,000  Coverage Amountfor $20,000 is added to the policy. This new
                       Coverage Amount will have its own Annual Premium Target, and its own sales charges. A portion of the future premiums paid will --------------------------
                       be attributed to this Coverage Amount to determine the amount of       3          170,000
                       the sales charges.                                                --------------------------
                                                                                              4          195,000
                                                                                         --------------------------
                                                                                             5+          220,000
-------------------------------------------------------------------------------------------------------------------

                                                                                                        Scheduled
                                                                                         Policy Year  Death Benefit
-------------------------------------------------------------------------------------------------------------------
In Policy Year 4,      The Face Amount is reduced to $90,000. The most recent Coverage
a partial withdrawal   Amount of $20,000 is reduced to $0, and the initial Coverage           4          165,000
of $30,000 is made.    Amount is reduced to $90,000.                                     --------------------------
                                                                                              5          190,000
-------------------------------------------------------------------------------------------------------------------

       Factors that Affect the Death Benefit. In the case of death benefit Option 2 where the death benefit is the Face Amount plus the Policy Value, changes in the Policy Value will affect the amount of death benefit. Factors that affect the Policy Value are the investment performance of the variable investment options chosen and the charges deducted. For a discussion of how these factors affect Policy Value see the "Summary of Benefits and Risks". These factors do not affect the Face Amount of the policy. Therefore, the amount of death benefit under Option 1 will not be less than the Face Amount as long as the policy does not lapse.

                               PREMIUM PAYMENTS

Initial Premiums

       No premiums will be accepted prior to receipt of a completed application by us. All premiums received prior to the Effective Date of the policy will be held in our general account and credited with interest from the date of receipt at the rate of return earned on amounts allocated to the Money Market portfolio.

       On the Effective Date, the Net Premiums paid plus interest credited will be allocated among the Investment Accounts or the Fixed Account in accordance with your instructions, unless first allocated to the Money Market portfolio for the duration of the Right to Examine period (see "Right to Examine the Policy").

Subsequent Premiums

       After the payment of the initial premium, premiums may be paid at any time during the lifetime of the Life Insured prior to Attained Age 100 and in any amount subject to the premium limitations described below.

       A policy will be issued with a planned premium, which is based on the amount of premium you wish to pay. We will send you notices of your planned premium at the payment interval you select. However, you are under no obligation to make the planned premium payment.

       Payment of premiums will not guarantee that the policy will stay in force and failure to pay premiums will not necessarily cause the policy to lapse. The policy will remain in force so long as the Net Cash Surrender Value is sufficient to cover policy charges.

Premium Limitations

       If the policy is issued under the GP Test, the total of all premiums paid may not exceed the then-current maximum premium limitations established by federal income tax law for the policy to qualify as life insurance. The GP Test premium limits are stated in the policy. If a premium is received which would result in total premiums exceeding the applicable GP Test limit, we will only accept that portion of the premium that will not exceed the limit. Any premium in excess of that amount will be returned to you.

   If the policy is issued under the CVA Test, there is no restriction on the amount of premiums that may be paid into a policy, but you must provide satisfactory evidence of insurability before we accept any premium that would increase the death benefit by an amount greater than the increase in Policy Value.

Premium Allocation

   You may allocate premiums to the Fixed Account and Investment Accounts. Allocations may be made as percentages that are between zero and 100% that sum to exactly 100%. Alternatively, you may allocate a premium in dollar amounts that sum to exactly the Net Premium amount. You may change premium allocations at any time and the change will take effect on the date a request for change satisfactory to us is received at our Service Office.

                            CHARGES AND DEDUCTIONS

Premium Charge

       We will deduct a premium charge as a percentage of each premium payment that is guaranteed never to exceed 2.5%. Currently, we waive this charge in Policy Years 4 and later and charge 0%.

       The charge is intended to cover a portion of the aggregate amount of various taxes and fees we pay to federal, state and local governments. It is not based on the actual premium tax rate of your state of residence or any other specific tax.

Sales Charge

       The sales charge is intended to cover a portion of our costs of marketing and distributing the policies.

       Attribution of Premiums. An Annual Premium Target is associated with each Coverage Amount. Annual Premium Targets are based on the Coverage Amount and the Life Insured's Attained Age, sex and smoking status on the effective date of the Coverage Amount. The Annual Premium Targets are listed with the Coverage Amounts in the policy.

       Premium payments will be attributed to Coverage Amounts that have been in effect for less than 5 years. Attribution will begin with the first applicable Coverage Amount that is listed in the policy. The sum of all premium amounts attributed to a Coverage Amount in a Coverage Year is limited to the Annual Premium Target shown in the policy. Premium amounts that exceed the Annual Premium Target will be attributed to the next listed Coverage Amount, up to its own Annual Premium Target. Attribution will continue in this manner until either the entire premium is attributed to Coverage Amounts or the Annual Premium Target is exceeded for all applicable Coverage Amounts.

       Sales Charge. We deduct a sales charge from all premium amounts attributed to a Coverage Amount designated as having a sales charge. The sales charge is a percentage of premiums guaranteed never to exceed the percentages below. Currently we are charging these percentages.

-------------------------------------------------------------------------------------------------------
     Coverage Year               Percentage              Coverage Year               Percentage
-------------------------------------------------------------------------------------------------------
           1                       13.00%                      4                       2.50%
-------------------------------------------------------------------------------------------------------
           2                        6.25%                      5                       0.50%
-------------------------------------------------------------------------------------------------------
           3                        3.50%                      6                       0.50%
-------------------------------------------------------------------------------------------------------
                                                               7+                      0.00%
-------------------------------------------------------------------------------------------------------

Monthly Deductions

   On the Policy Date and at the beginning of each Policy Month prior to Attained Age 100, a deduction is due from the Net Policy Value to cover certain charges described below. Monthly deductions due prior to the policy's Effective Date will be taken on the Effective Date. Unless otherwise allowed by us and specified by you, the monthly deduction will be allocated among the Investment Accounts and the Fixed Account in the same proportion as the Policy Value in each of the Investment Accounts and the Fixed Account bears to the Net Policy Value.

       Administration Charge. Currently we deduct a charge of $12 per Policy Month, which is guaranteed never to be exceeded. This charge is intended to cover certain administrative expenses associated with the policy, including maintaining policy records, collecting premiums and processing death claims, surrender and withdrawal requests and various changes permitted under a policy.

       Cost of Insurance Charge. A monthly charge for the cost of insurance is paid to us and is determined by multiplying a cost of insurance rate by the net amount at risk at the beginning of each Policy Month.

       Death Benefit Option 1. The net amount at risk is equal to the greater of zero, or (a) minus (b), where

    (a)is the applicable death benefit amount on the first day of the month, divided by 1.0024663; and

    (b)is the Policy Value attributed to that death benefit amount on the first day of the month.

       Death Benefit Option 2. The net amount at risk is equal to the Face Amount of insurance.

Cost of insurance rates and net amounts at risk are determined separately for each Coverage Amount and for the excess of the death benefit over the Face Amount (the Face Amount is the sum of the Coverage Amounts).

       Attribution of Policy Value for Net Amounts at Risk. To determine the net amounts at risk, the Policy Value will be attributed to Coverage Amounts in the order listed in the policy. The amount of Policy Value attributed to a Coverage Amount will be limited to the amount that results in zero net amount at risk, and any excess Policy Value will then be attributed to the next listed Coverage Amount. Attribution will continue in this manner until either the entire Policy Value is attributed or the end of the list of Coverage Amounts is reached. Any remaining Policy Value will then be attributed to the excess of the death benefit over the Face Amount.

       Current Cost of Insurance Rates. Cost of insurance rates are determined separately for each Coverage Amount and the excess of the death benefit over the Face Amount. There are different current cost of insurance rate bases for:

    .  Coverage Amounts having sales charges, and

    . The excess of the death benefit over the Face Amount, including any term insurance benefit under the FTIO Rider.

       The cost of insurance rate in a specific Policy Month for an applicable death benefit amount will depend on:

    .  the cost of insurance rate basis for the applicable death benefit amount,

    . the Life Insured's Attained Age, sex (unless unisex rates are required by law) and smoking status on the effective date of the applicable death benefit amount,

    .  the underwriting class of the applicable death benefit amount,

    . the Coverage Year, or Policy Year for the excess of the death benefit over the Face Amount,

    .  any extra charges for substandard ratings, as stated in the policy.

Since the net amount of risk for death benefit Option 1 is based on a formula that includes as factors the Policy Value, the net amount at risk is affected by the investment performance of the underlying investment options chosen, payment of premiums and charges assessed.

       Cost of insurance rates will generally increase with the Life Insured's age and the Coverage Year.

       Cost of insurance rates reflect our expectation as to future mortality experience. They are also intended to cover our general costs of providing the policy, to the extent that these costs are not covered by other charges. Current cost of insurance rates may be changed by us on a basis that does not unfairly discriminate within the class of lives insured.

       Guaranteed Maximum Cost of Insurance Rates. In no event will the cost of insurance rates we charge exceed the guaranteed maximum rates set forth in the policy, except to the extent that an extra charge is imposed for a substandard rating. The guaranteed rates are based on the 1980 Commissioners Standard Ordinary Sex Distinct (unless unisex rates are required by law) ANB Aggregate Ultimate Mortality Tables. Current cost of insurance rates may be less than the guaranteed rates.

Asset Based Risk Charge Deducted from Investment Accounts

       We assess a daily charge against amounts in the Investment Accounts. This charge is intended to compensate us for insurance risks we assume under the policy, such as benefit payments and expenses that are higher than we expected. We will realize a gain from this charge to the extent it is not needed to provide benefits and pay expenses under the policy. The charge is a percentage of amounts in the Investment Accounts, which will reduce unit values of the sub-accounts. The charge is guaranteed never to exceed an annual rate of 0.50%. Currently, we charge the following rates:

                            -----------------------
                            Policy Year Annual Rate
                            -----------------------
                               1-10        0.45%
                            -----------------------
                               11+         0.25%
                            -----------------------

Investment Management Fees and Expenses

       The investment management fees and expenses of the portfolios, the underlying variable investment options for the policy, are set forth in the Fee Tables and in the portfolio prospectuses.

Reduction in Charges and Enhanced Surrender Values

       The policy is designed for employers and other sponsoring organizations that may purchase multiple policies as a case. The size or nature of the case may result in expected savings of sales, underwriting, administrative or other costs. If so, we expect to offer reductions of policy charges and enhancements of surrender value. Eligibility for reductions and enhancements and the amounts available will be determined by a number of factors, including the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policy owner, the nature of the relationship among the lives insured, the purpose for which the policies are being purchased, expected persistency of the individual policies, and any other circumstances which we believe to be relevant to the expected reduction of our expenses. Some of reductions and enhancements may be guaranteed and others may be subject to restrictions or to withdrawal or modification, on a uniform case basis. We may change the nature and amount of reductions and enhancements available from time to time. Reductions and enhancements will be determined in a way that is not unfairly discriminatory to policy owners.

                          COMPANY TAX CONSIDERATIONS

       Currently, we make no specific charge for any federal, state, or local taxes that we incur that may be attributable to the Separate Account or to the policy. We reserve the right in the future, however, to make a charge for any such tax or other economic burden resulting from the application of tax laws that we determine to be properly attributable to the Separate Account or to the policy.

                                 POLICY VALUE

Determination of the Policy Value

       A policy has a Policy Value, a portion of which is available to you by making a policy loan or partial withdrawal, or upon surrender of the policy. The Policy Value may also affect the amount of the death benefit. The Policy Value at any time is equal to the sum of the values in the Investment Accounts, the Fixed Account, and the Loan Account.

       The Policy Value is affected by the investment performance of the Investment Account chosen and the rate of interest credited if amounts are allocated to the Fixed Account. The Policy Value is also affected by the charges deducted. For a discussion of how these factors affect Policy Value see the "Summary of Benefits and Risks".

       Investment Accounts. An Investment Account is established under each policy for each sub-account of the Separate Account to which Net Premiums or transfer amounts have been allocated. Each Investment Account under a policy measures the interest of the policy in the corresponding sub-account. The value of the Investment Account established for a particular sub-account is equal to the number of units of that sub-account credited to the policy multiplied by the value of such units.

       Fixed Account. Amounts in the Fixed Account do not vary with the investment performance of any sub-account. Instead, these amounts are credited with interest at a rate determined by us. See "The General Account -- Fixed Account".

   Loan Account. Amounts borrowed from the policy are transferred to the Loan Account. Amounts in the Loan Account do not vary with the investment performance of any sub-account. Instead, these amounts are credited with interest at a rate determined by us that is lower than the loan interest rate charged on Policy Debt. See "Policy Loans -- Loan Account".

Units and Unit Values

       Crediting and Canceling Units. Units of a particular sub-account are credited to a policy when Net Premiums are allocated to that sub-account or amounts are transferred to that sub-account. Units of a sub-account are cancelled whenever amounts are deducted, transferred or withdrawn from the sub-account. The number of units credited or cancelled for a specific transaction is based on the dollar amount of the transaction divided by the value of the unit on the Business Day on which the transaction occurs. The number of units credited with respect to a premium payment will be based on the applicable unit values for the Business Day on which the premium is received at our Service Office, except for any premiums received before the Effective Date. For premiums received before the Effective Date, the values will be determined on the Effective Date.

       Units are valued at the end of each Business Day. When an order involving the crediting or canceling of units is received after the end of a Business Day, or on a day that is not a Business Day, the order will be processed on the basis of unit values determined on the next Business Day. Similarly, any determination of Policy Value, Investment Account value or death benefit to be made on a day that is not a Business Day will be made on the next Business Day.

       Unit Values. For each Business Day the unit value for each sub-account is determined by multiplying the net investment factor for the that sub-account by the unit value for the immediately preceding Business Day.

       The net investment factor for a sub-account on any Business Day is equal to (a) divided by (b) minus (c), where:

    (a)is the net asset value of the underlying portfolio shares held by that sub-account as of the end of such Business Day before any policy transactions are made on that day;

    (b)is the net asset value of the underlying portfolio shares held by that sub-account as of the end of the immediately preceding Business Day after all policy transactions were made for that day; and

    (c)is a charge not exceeding the daily mortality and expense risk charge shown in the "Charges and Deductions -- Asset Based Risk Charge Deducted from Investment Accounts" section.

       The value of a unit may increase, decrease, or remain the same, depending on the investment performance of a sub-account from one Business Day to the next.

Transfers of Policy Value

       Subject to the restrictions set forth below, you may transfer Policy Value from one sub-account to another or to the Fixed Account. Transfers involving the Fixed Account are subject to certain limitations noted below under "Transfers Involving Fixed Accounts."

       Variable investment options in variable life insurance products can be a prime target for abusive transfer activity because these products value their investment options on a daily basis and allow transfers among investment options without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of variable investment options in reaction to market news or to exploit a perceived pricing inefficiency. Whatever the reason, long-term investors in a variable investment option can be harmed by frequent transfer activity since such activity may expose a portfolio to increased portfolio transaction costs (affecting the value of the shares), disruption to management of a portfolio (affecting a subadviser's ability to effectively manage a portfolio's investments in accordance with the portfolio's investment objective and policies) and dilution with respect to interests held for long-term investment.

       To discourage disruptive frequent trading activity, we impose restrictions on transfers and reserve the right to change, suspend or terminate telephone and facsimile transaction privileges. In addition, we reserve the right to take other actions at any time to restrict trading, including, but not limited to: (i) restricting the number of transfers made during a defined period, (ii) restricting the dollar amount of transfers, and (iii) restricting transfers into and out of certain investment options. We also reserve the right to defer a transfer at any time we are unable to purchase or redeem shares of the underlying portfolio.

       While we seek to identify and prevent disruptive frequent trading activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in preventing all disruptive frequent trading and avoiding harm to long-term investors.

       Our current practice is to restrict transfers into or out of variable investment options to two per calendar month (except with respect to those policies described in the following paragraph). In applying this restriction any transfer request involving the transfer of account value into or out of multiple variable investment options will still count as only one request. No more than one transfer request may be made on any day. You may, however, transfer to the Money Market portfolio even if the two transfer per month limit has been reached, but only if 100% of the Policy Value is transferred to the Money Market portfolio. If such a transfer to the Money

Market portfolio is made then, for the 30 calendar day period after such transfer, no transfers from the Money Market portfolio to any other variable investment options or to the Fixed Account may be made. If a policy offers a dollar cost averaging or automatic asset allocation rebalancing program, any transfers pursuant to such program are not considered transfers subject to these restrictions on frequent trading. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions.

       Policies may be purchased by a corporation or other entity as a means to informally finance the liabilities created by an employee benefit plan, and to this end the entity may aggregately manage the policies purchased to match its liabilities under the plan. Policies sold under these circumstances are subject to special transfer restrictions. In lieu of the two transfers per month restriction, we will allow the policy owner under these circumstances to rebalance the investment options in its policies within the following limits:
(i) during the 10 calendar day period after any account values are transferred from one portfolio into a second portfolio, the values can only be transferred out of the second investment option if they are transferred into the Money Market portfolio; and (ii) any account values that would otherwise not be transferable by application of the 10 day limit described above and that are transferred into the Money Market portfolio may not be transferred out of the Money Market portfolio into any other investment options (variable or fixed) for 30 calendar days. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions.

       We also reserve the right to modify or terminate the transfer privilege at any time in accordance with applicable law. Transfers may also be delayed when any of the events described in "Other Information -- Payment of Proceeds" occurs. Transfer privileges are also subject to any restrictions that may be imposed by the portfolios. In addition, we reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of a portfolio.

       Rule 22c-2 under the 1940 Act requires us to provide tax identification numbers and other policy owner transaction information to John Hancock Trust or to other investment companies in which the Separate Account invests, at their request. An investment company will use this information to identify any pattern or frequency of investment account transfers that may violate their frequent trading policy. An investment company may require us to impose trading restrictions in addition to those described above if violations of their frequent trading policy are discovered.

       Transfer Requests. Transfer requests may be made in writing in a format satisfactory to us. From time to time we may offer you alternate means of communicating transfer requests to us, such as electronic mail, the Internet or telephone. We will use reasonable procedures to confirm that instructions received by alternate means are genuine and we will not be liable for following instructions we have reasonably determined to be genuine.

       Limitations on Transfers From the Fixed Account. The maximum amount that may be transferred from the Fixed Account in any Policy Year is 25% of the Fixed Account Value at the previous Policy Anniversary. Any transfer that involves a transfer out of the Fixed Account may not involve a transfer to the Investment Account for the Money Market portfolio. We may allow greater amounts to be transferred from the Fixed Account if a systematic plan of withdrawals is agreed to in advance. For example, we will allow the transfer of 20%, 25%, 33%, 50% and 100% of the remaining balance in the Fixed Account in five successive years provided we agree in advance in writing and that no amounts are transferred into the Fixed Account during the 5 year period.

                                 POLICY LOANS

       At any time while this policy is in force, you may borrow against the Policy Value. This policy is the only security for the loan. Policy loans may have tax consequences, see "Tax Treatment of Policy Benefits -- Policy Loans".

       A policy loan will affect future Policy Values, since the portion of the Policy Value in the Loan Account will receive the loan interest credited rate rather than varying with the performance of the underlying portfolios or increasing at the Fixed Account interest credited rate. A policy loan may cause a policy to be more susceptible to lapse since it reduces the Net Cash Surrender Value from which monthly deductions are taken. A policy loan causes the amount payable upon death of the Life Insured to be reduced by the amount of outstanding Policy Debt.

       Maximum Loan. The amount of any loan cannot exceed the amount that would cause the Policy Debt to equal the policy's Cash Surrender Value less the monthly deductions due from the date of the loan to the next Policy Anniversary.

Interest Charged on Policy Loans

       Interest on the Policy Debt will accrue daily and be payable annually on the Policy Anniversary. The rate of interest charged will be an effective annual rate of 4%.

Loan Account

   When a loan is made, an amount equal to the loan will be deducted from the Investment Accounts or the Fixed Account and transferred to the Loan Account. You may designate how this amount is allocated among the accounts. If you give no instructions, the amount transferred will be allocated among the Investment Accounts and the Fixed Account in the same proportion as the Policy Value in each Investment Account and the Fixed Account bears to the Net Policy Value. A transfer from an Investment Account will result in the cancellation of units of the underlying sub-account equal in value to the amount transferred from the Investment Account. However, since the Loan Account is part of the Policy Value, transfers made in connection with a loan will not change the Policy Value.

       Interest Credited to the Loan Account. Policy Value in the Loan Account will earn interest at an effective annual rate guaranteed to be at least 3.25%. We may declare a current interest rate that is greater than this, subject to change at any time. The excess of the loan interest charged rate (4%) over the loan interest credited rates will result in a net charge against the Policy Value with respect to any Policy Debt.

       Currently we credit loan interest rates which vary by Policy Year as follows:

                            Current Loan Interest      Excess Loan Interest
       Policy Years             Credited Rates             Charged Rate
 -----------------------------------------------------------------------------
           1-10                     3.25%                     0.75%
 -----------------------------------------------------------------------------
           11+                      3.75%                     0.25%

       Loan Account Adjustments. On the first day of each Policy Month the difference between the Loan Account and the Policy Debt is transferred to the Loan Account from the Investment Accounts or the Fixed Account. The amount transferred will be allocated to the Investment Accounts and the Fixed Account in the same proportion as the Policy Value in each Investment Account or the Fixed Account bears to the Net Policy Value.

       Loan Repayments. Policy Debt may be repaid, in whole or in part, at any time prior to the death of the Life Insured while the policy is in force. A loan repayment amount will be credited to the Loan Account and transferred to the Fixed Account or the Investment Accounts in the same proportion as the Policy Value in each account bears to the Net Policy Value.

       Amounts paid to us not specifically designated in writing as loan repayments will be treated as premiums.

                   POLICY SURRENDER AND PARTIAL WITHDRAWALS

Policy Surrender

       A policy may be surrendered for its Net Cash Surrender Value at any time while the Life Insured is living. The Net Cash Surrender Value is equal to the Policy Value less any outstanding monthly deductions due minus the Policy Debt. The Net Cash Surrender Value will be determined at the end of the Business Day on which we receive the policy and a written request for surrender at our our Service Office. After a policy is surrendered, the insurance coverage and all other benefits under the policy will terminate.

Partial Withdrawals

       You may make a partial withdrawal of the Net Cash Surrender Value at any time. You may designate how the withdrawal amount is allocated among the Investment Account and the Fixed Account. If you give no instructions, the withdrawal amount will be allocated among the accounts in the same proportion as the Policy Value in each account bears to the Net Policy Value.

       The death benefit may be reduced as a result of a Partial Withdrawal. (See "Death Benefits -- Decreases in Face Amount under Death Benefit Option 1 due to a Partial Withdrawal").

                            LAPSE AND REINSTATEMENT

Lapse

       A policy will go into default at the beginning of a Policy Month if the Net Cash Surrender Value would be zero and below after deducting the monthly deduction then due. A lapse could have adverse tax consequences as described under "Tax Treatment of the Policy -- Other Policy Distributions". We will notify you of the default and will allow you a 61 day grace period in which you may make a premium payment sufficient to bring the policy out of default. The required payment will be equal to the amount necessary to bring the Net Cash Surrender Value to zero, if it was less than zero on the date of default, plus the monthly deductions due at the date of default and payable at the beginning of each of the two Policy Months thereafter, plus any applicable premium charge. If the required payment is not received by the end of the grace period, the policy will terminate with no value.

       Death During Grace Period. If the Life Insured should die during the grace period, the Policy Value used in the calculation of the death benefit will be the Policy Value on the date of default and the insurance benefit will be reduced by any outstanding monthly deductions due at the time of death.

Reinstatement

       You may reinstate a policy that has terminated after going into default at any time within the five-year period following the date of termination subject to the following conditions:

    .  The policy must not have been surrendered for its Net Cash Surrender
       Value;

    . Evidence of the Life Insured's insurability satisfactory to us must be provided; and

    . A premium equal to the payment required during the grace period following default to keep the policy in force is paid.

       Generally, the suicide exclusion and incontestability provision will apply from the effective date of the reinstatement. Your policy will indicate if this is not the case.

                              THE GENERAL ACCOUNT

       The general account of John Hancock USA consists of all assets owned by us other than those in Separate Account N and other separate accounts of the Company. Subject to applicable law, we have sole discretion over investment of the assets of the general account.

       By virtue of exclusionary provisions, interests in the general account of John Hancock USA have not been registered under the Securities Act of 1933 ("1933 Act") and the general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and as a result the staff of the SEC has not reviewed the disclosures in this prospectus relating to the general account. Disclosures regarding the general account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in a prospectus.

Fixed Account

       You may elect to allocate Net Premiums to the Fixed Account or transfer all or a portion of the Policy Value to the Fixed Account from the Investment Accounts. We will hold the reserves required for any portion of the Policy Value allocated to the Fixed Account in our general account. Transfers from the Fixed Account to the Investment Accounts are subject to restrictions.

       Policy Value in the Fixed Account. The Policy Value in the Fixed Account is equal to:

    .  the portion of the Net Premiums allocated to it; plus

    .  any amounts transferred to it; plus

    .  interest credited to it; less

    .  any charges deducted from it; less

    .  any partial withdrawals from it; less

    .  any amounts transferred from it.

       Interest on the Fixed Account. An allocation of Policy Value to the Fixed Account does not entitle you to share in the investment experience of the general account. Instead, we guarantee that the Policy Value in the Fixed Account will accrue interest daily at an effective annual rate of at least 3%, without regard to the actual investment experience of the general account. We may declare a current interest rate in excess of the guaranteed rate, subject to change at any time.

                        OTHER PROVISIONS OF THE POLICY

Policy Owner Rights

       Who owns the policy? That's up to the person who applies for the policy. The owner of the policy is the person who can exercise most of the rights under the policy, such as the right to choose the accounts in which to invest or the right to surrender the policy. In many cases, the person buying the policy is also the person who will be the owner. However, the application for a policy can name another person or entity (such as a trust) as owner. Whenever we've used the term "you" in this prospectus, we've assumed that the reader is the person who has whatever right or privilege is being discussed. There may be tax consequences if the owner and the insured person are different, so you should discuss this issue with your tax adviser.

       While the insured person i.s alive, you will have a number of options under the policy. Here are some major ones:

       Determine when and how much you invest in the various accounts

       Borrow or withdraw amounts you have in the accounts

       Change the beneficiary who will receive the death benefit

       Change the amount of insurance

       Turn in (i.e., "surrender") the policy for the full amount of its Net Cash surrender value

       Choose the form in which we will pay out the death benefit or other proceeds

       It is possible to name so-called "joint owners" of the policy. If more than one person owns a policy, all owners must join in most requests to exercise rights under the policy.

Policy Cancellation

       Unless otherwise restricted by a separate agreement, you may:

    .  Vary the premiums paid under the policy.

    .  Change the death benefit option.

    .  Change the premium allocation for future premiums.

    .  Take loans and/or partial withdrawals.

    .  Surrender the policy.

    .  Transfer ownership to a new owner.

    . Name a contingent owner that will automatically become owner if you die before the Life Insured.

    .  Change or revoke a contingent owner.

    .  Change or revoke a beneficiary.

       Assignment of Rights. We will not be bound by an assignment until we receive a copy of the assignment at our Service Office. We assume no responsibility for the validity or effects of any assignment.

Beneficiary

       You may appoint one or more beneficiaries of the policy by naming them in the application. Beneficiaries may be appointed in three classes -- primary, secondary, and final. Beneficiaries may also be revocable or irrevocable. Unless an irrevocable designation has been elected, you may change the beneficiary during the Life Insured's lifetime by giving written notice in a form satisfactory to us. If the Life Insured dies and there is no surviving beneficiary, you, or your estate if you are the Life Insured, will be the beneficiary. If a beneficiary dies before the seventh day after the death of the Life Insured, we will pay the insurance benefit as if the beneficiary had died before the Life Insured.

Incontestability

       We will not contest the validity of a policy after it has been in force during the Life Insured's lifetime for two years from the Issue Date stated in the policy, nor will we contest the validity of an increase in Face Amount after it has been in force during the Life Insured's lifetime for two years. If a policy has been reinstated, we can contest any misrepresentation of a fact material to the reinstatement for a period of two years after the reinstatement date.

Misstatement of Age or Sex

       If the Life Insured's stated age or sex or both in the policy are incorrect, we will change the Face Amount so that the death benefit will be that which the most recent monthly charge for the cost of insurance would have purchased for the correct age and sex.

Suicide Exclusion

       If the Life Insured, whether sane or insane, dies by suicide within two years from the Issue Date stated in the policy (or within the maximum period permitted by the state in which the policy was delivered, if less than two years), we will pay only the premiums paid less any partial withdrawals and any Policy Debt. If the Life Insured should die by suicide within two years after a Face Amount increase, the death benefit for the increase will be limited to the monthly deductions for the increase. At our discretion, this provision may be waived; for example, with policies purchased in conjunction with certain existing benefit plans.

Supplementary Benefits

   Subject to certain requirements, one or more supplementary benefits may be added to a policy, including the FTIO Rider (see "Death Benefits -- Flexible Term Insurance Option Rider") and, in the case of a policy owned by a corporation or other similar entity, a benefit permitting a change in the Life Insured (a taxable event). More detailed information concerning this supplementary benefit may be obtained from us. There is no cost for any supplementary benefit currently offered by us, with the exception of the FTIO Rider (see "Charges and Deductions -- Monthly Deductions").

                          TAX TREATMENT OF THE POLICY

       This description of Federal income tax consequences is only a brief summary and is neither exhaustive nor authoritative. It was written to support the promotion of our products. It does not constitute legal or tax advice, and it is not intended to be used and cannot be used to avoid any penalties that may be imposed on you. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax adviser. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively. The policy may be used in various arrangements, including nonqualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the value of using the policy in any such arrangement depends in part on the tax consequences, a qualified tax adviser should be consulted for advice.

General

       We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of the Separate Account in our taxable income and take deductions for investment income credited to our "policy holder reserves." We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge the Separate Account for any resulting income tax costs, other than a "DAC tax" charge we may impose against the Separate Account to compensate us for the finance costs attributable to the acceleration of our income tax liabilities by reason of a "DAC tax adjustment." We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the series funds. These benefits can be material. We do not pass these benefits through to the Separate Account, principally because: (i) the deductions and credits are allowed to us and not the policy owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on the Separate Account assets that are passed through to policy owners.

       The policies permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the policies or the Separate Account. Currently, we do not anticipate making any specific charge for such taxes other than any DAC tax charge and state and local premium taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.

Death Benefit Proceeds and Other Policy Distributions

       Generally, death benefits paid under policies such as yours are not subject to income tax. Earnings on your account value are ordinarily not subject to income tax as long as we don't pay them out to you. If we do pay out any amount of your account value upon surrender or partial withdrawal, all or part of that distribution would generally be treated as a return of the premiums you've paid and not subjected to income tax. However certain distributions associated with a reduction in death benefit or other policy benefits within the first 15 years after issuance of the policy are ordinarily taxable in whole or in part. Amounts you borrow are generally not taxable to you.

       However, some of the tax rules change if your policy is found to be a modified endowment contract. This can happen if you've paid premiums in excess of limits prescribed by the tax laws. Additional taxes and penalties may be payable for policy distributions of any kind. (See "7-Pay Premium Limit and Modified Endowment Contract Status" below.)

       We expect the policy to receive the same Federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code (the "Code") defines a life insurance contract for Federal tax purposes. For a policy to be treated as a life insurance contract, it must satisfy either the cash value accumulation test or the guideline premium test. These tests limit the amount of premium that you may pay into the policy. We will monitor compliance with these standards. If we determine that a policy does not satisfy section 7702, we may take whatever steps are appropriate and reasonable to bring it into compliance with section 7702.

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

       If the policy complies with section 7702, the death benefit proceeds under the policy should be excludable from the beneficiary's gross income under section 101 of the Code.

       Increases in account value as a result of interest or investment experience will not be subject to Federal income tax unless and until values are received through actual or deemed distributions. In general, the owner will be taxed on the amount of distributions that exceed the premiums paid under the policy. An exception to this general rule occurs in the case of a decrease in the policy's death benefit or any other change that reduces benefits under the policy in the first 15 years after the policy is issued and that results in a cash distribution to the policy owner. Changes that reduce benefits include partial 42 withdrawals, death benefit option changes, and distributions required to keep the policy in compliance with section 7702. For purposes of this rule any distribution within the two years immediately before a reduction in benefits will also be treated as if it caused the reduction. A cash distribution that reduces policy benefits will be taxed in whole or in part (to the extent of any gain in the policy) under rules prescribed in section 7702. The taxable amount is subject to limits prescribed in section 7702(f)(7). Any taxable distribution will be ordinary income to the owner (rather than capital gain).

       Distributions for tax purposes include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy's ownership.

       It is possible that, despite our monitoring, a policy might fail to qualify as a life insurance contract under section 7702 of the Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if any of the funds failed to meet certain investment diversification or other requirements of the Code. If this were to occur, you would be subject to income tax on the income credited to the policy from the date of issue to the date of the disqualification and for subsequent periods.

       Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws will depend on the circumstances of each owner or beneficiary. If the person insured by the policy is also its owner, either directly or indirectly through an entity such as a revocable trust, the death benefit will be includible in his or her estate for purposes of the Federal estate tax. If the owner is not the person insured, the value of the policy will be includible in the owner's estate upon his or her death. Even if ownership has been transferred, the death proceeds or the policy value may be includible in the former owner's estate if the transfer occurred less than three years before the former owner's death or if the former owner retained certain kinds of control over the policy. You should consult your tax adviser regarding these possible tax consequences.

       Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy's ownership or making any assignment of ownership interests.

Policy Loans

       We expect that, except as noted below (see "7-pay premium limit and modified endowment contract status"), loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, if the policy terminates for any reason, the amount of any outstanding loan that was not previously considered income will be treated as if it had been distributed to the owner upon such termination. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans, you might find yourself having to choose between high premiums required to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

Diversification Rules and Ownership of the Account

       Your policy will not qualify for the tax benefits of a life insurance contract unless the Account follows certain rules requiring diversification of investments underlying the policy. In addition, the rules require that the policy owner not have "investment control" over the underlying assets.

       In certain circumstances, the owner of a variable life insurance policy may be considered the owner, for Federal income tax purposes, of the assets of the separate account used to support the policy. In those circumstances, income and gains from the separate account assets would be includible in the policy owner's gross income. The Internal Revenue Service ("IRS") has stated in published rulings that a variable policy owner will be considered the owner of separate account assets if the policy owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the "extent to which Policyholders may direct their investments to particular sub-accounts of a separate account without being treated as owners of the underlying assets". As of the date of this prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable life insurance or annuity contract despite the owner's ability to allocate funds among as many as twenty subaccounts.

       The ownership rights under your policy are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that policyholders were not owners of separate account assets. Since you have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible that you would be treated as the owner of your policy's proportionate share of the assets of the Account.

       We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that the funds will be able to operate as currently described in the series funds' prospectuses, or that a series fund will not have to change any fund's investment objectives or policies. We have reserved the right to modify your policy if we believe doing so will prevent you from being considered the owner of your policy's proportionate share of the assets of the Account, but we are under no obligation to do so.

7-pay premium limit and modified endowment contract status

       At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact. The 7-pay limit is the total of net level premiums that would have been payable at any time for a comparable fixed policy to be fully "paid-up" after the payment of 7 equal annual premiums. "Paid-up" means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first 7 policy years exceed the 7-pay limit, the policy will be treated as a modified endowment contract, which can have adverse tax consequences.

       Policies classified as modified endowment contracts are subject to the following tax rules:

    . First, all partial withdrawals from such a policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the distribution over the investment in the policy at such time.

    . Second, loans taken from or secured by such a policy and assignments or pledges of any part of its value are treated as partial withdrawals from the policy and taxed accordingly. Past-due loan interest that is added to the loan amount is treated as an additional loan.

    . Third, a 10% additional income tax is imposed on the portion of any distribution (including distributions on surrender) from, or loan taken from or secured by, such a policy that is included in income except where the distribution or loan:

       . is made on or after the date on which the policy owner attains age 59 1/2;

       .  is attributable to the policy owner becoming disabled; or

       . is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policy owner or the joint lives (or joint life expectancies) of the policy owner and the policy owner's beneficiary.

       These exceptions to the 10% additional tax do not apply in situations where the policy is not owned by an individual.

       Furthermore, any time there is a "material change" in a policy, the policy will begin a new 7-pay testing period as if it were a newly-issued policy. The material change rules for determining whether a policy is a modified endowment contract are complex. In general, however, the determination of whether a policy will be a modified endowment contract after a material change generally depends upon the relationship among the death benefit of the policy at the time of such change, the policy value at the time of the change, and the additional premiums paid into the policy during the seven years starting with the date on which the material change occurs.

       Moreover, if there is a reduction in benefits under a policy (such as a reduction in the death benefit or the reduction or cancellation of certain rider benefits) during a 7-pay testing period, the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested from the beginning of the 7-pay testing period using the lower limit. If the premiums paid to date at any point during the 7-pay testing period are greater than the recalculated 7-pay limit, the policy will become a modified endowment contract.

       All modified endowment contracts issued by the same insurer (or its affiliates) to the same owner during any calendar year generally are required to be treated as one contract for the purpose of applying the modified endowment contract rules. A policy received in exchange for a modified endowment contract will itself also be a modified endowment contract. You should consult your tax adviser if you have questions regarding the possible impact of the 7-pay limit on your policy.

Corporate and H.R. 10 Retirement Plans

       The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of section 401 of the Code. If so, the Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Code.

Withholding

       To the extent that policy distributions to you are taxable, they are generally subject to withholding for your Federal income tax liability. However if you reside in the United States, you can generally choose not to have tax withheld from distributions.

Life Insurance Purchases by Residents of Puerto Rico

       In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service ruled that income received by residents of Puerto Rico under a life insurance policy issued by a United States company is U.S.-source income that is subject to United States Federal income tax.

Life Insurance Purchases by Non-Resident Aliens

   If you are not a U.S. citizen or resident, you will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, you may be subject to state and/or municipal taxes and taxes imposed by your country of citizenship or residence. You should consult with a qualified tax adviser before purchasing a policy.

                               OTHER INFORMATION

Payment of Proceeds

       As long as the policy is in force, we will ordinarily pay any policy loans, surrenders, partial withdrawals or insurance benefit within seven days after receipt at our Service Office of all the documents required for such a payment. We will ordinarily pay any death benefit, withdrawal, surrender value or loan within 7 days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). If we don't have information about the desired manner of payment within 7 days after the date we receive documentation of the insured person's death, we will pay the proceeds as a single sum.

       We will ordinarily pay any death benefit, withdrawal, surrender value or loan within 7 days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). If we don't have information about the desired manner of payment within 7 days after the date we receive documentation of the insured person's death, we will pay the proceeds as a single sum. We may delay the payment of any policy loans, surrenders, partial withdrawals, or insurance benefit that depends on Fixed Account values for up to six months or in the case of any Investment Account for any period during which:

    (i)the New York Stock Exchange is closed for trading (except for normal weekend and holiday closings),

   (ii)trading on the New York Stock Exchange is restricted

  (iii)an emergency exists as a result of which disposal of securities held in the Separate Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets or

   (iv)the SEC, by order, so permits for the protection of security holders; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions described in (ii) and (iii) exist.

Reports to Policy Owners

       Within 30 days after each Policy Anniversary, we will send you a statement showing, among other things:

    .  the amount of death benefit;

    . the Policy Value and its allocation among the Investment Accounts, the Fixed Account and the Loan Account;

    . the value of the units in each Investment Account to which the Policy Value is allocated;

    .  the Policy Debt and any loan interest charged since the last report;

    . the premiums paid and other policy transactions made during the period since the last report; and

    .  any other information required by law.

   You will also be sent an annual and a semi-annual report for each portfolio, which will include a list of the securities, held in each portfolio as required by the 1940 Act.

Distribution of Policies

       John Hancock Distributors LLC ("JH Distributors"), a Delaware limited liability company affiliated with us, is the principal distributor and underwriter of the securities offered through this prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the John Hancock Trust, whose securities are used to fund certain investment accounts under the policies and under other annuity and life insurance products we offer.

       JH Distributors' principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5 and it also maintains offices with us at 197 Clarendon Street, Boston, Massachusetts 02116. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934 (the "1934 Act") and is a member of the National Association of Securities Dealers, Inc. (the "NASD").

       We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors. These broker-dealers may include our affiliate Signator Investors, Inc. In addition, we, either directly or through JH Distributors, have entered into agreements with other financial intermediaries that provide marketing, sales support and certain administrative services to help promote the policies ("financial intermediaries"). In a limited number of cases, we have entered into loans, leases or other financial agreements with these broker-dealers, financial intermediaries or their affiliates.

Compensation

       The broker-dealers and other financial intermediaries that distribute or support the marketing of our policies may be compensated by means of various compensation and revenue sharing arrangements. A general description of these arrangements is set out below under "Standard compensation" and "Additional compensation and revenue sharing". These arrangements may differ between firms, and not all broker-dealers or financial intermediaries will receive the same compensation and revenue sharing benefits for distributing our policies. Also, a broker-dealer may receive more or less compensation or other benefits for the promotion and sale of our policy than it would expect to receive from another issuer.

       Under their own arrangements, broker-dealers determine how much of any amounts received from us is to be paid to their registered representatives. Our affiliated broker-dealer may pay its registered representatives additional compensation and benefits, such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the policies that they would not receive in connection with the sale of policies issued by unaffiliated companies.

       Policy owners do not pay any compensation or revenue sharing benefits directly. These payments are made from JH Distributors' and our own revenues, profits or retained earnings, which may be derived from a number of sources, such as fees received from an underlying fund's distribution plan ("12b-1 fees"), the fees and charges imposed under the policy and other sources.

       You should contact your registered representative for more information on compensation arrangements in connection with your purchase of a policy. We provide additional information on special compensation or reimbursement arrangements involving broker-dealers and other financial intermediaries in the Statement of Additional Information, which is available upon request.

       Standard Compensation. Through JH Distributors, John Hancock USA pays compensation to broker-dealers for the promotion and sale of the policies, and for providing ongoing service in relation to policies that have already been purchased. We may also pay a limited number of broker-dealers commissions or overrides to "wholesale" the policies; that is, to provide marketing support and training services to the broker-dealer firms that do the actual selling.

       The compensation JH Distributors may pay to broker-dealers may vary depending on the selling agreement, but compensation (inclusive of wholesaler overrides and expense allowances) paid to broker-dealers for sale of the policies (not including riders) is not expected to exceed 30% of the target premium paid in policy year 1, 5% of target premium paid in years 2-5, and 2.5% of the target premium paid in years 6 and after. Compensation on any premium paid in excess of target premium in any year will not exceed 2.5%. Broker-dealers may also receive a service fee of up to $100 per policy per year, and an asset trail of up to .10%. The amount and timing of this compensation may differ among broker-dealers, but would not be expected to materially exceed the foregoing schedules on a present value basis.

       Additional Compensation and Revenue Sharing. To the extent permitted by SEC and NASD rules and other applicable laws and regulations, we may enter into special compensation or reimbursement arrangements ("revenue sharing"), either directly or through JH Distributors, with selected broker-dealers and other financial intermediaries. In consideration of these arrangements, a firm may feature our policy in its sales system, give us preferential access to sales staff, or allow JH Distributors or its affiliates to participate in conferences, seminars or other programs attended by the firm's sales force. We hope to benefit from these revenue sharing and other arrangements through increased sales of our policies.

       Selling broker-dealers and other financial intermediaries may receive, directly or indirectly, additional payments in the form of cash, other compensation or reimbursement. These additional compensation or reimbursement arrangements may include, for example, payments in connection with the firm's "due diligence" examination of the policies, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for public, advertising and sales campaigns regarding the policies, payments to assist a firm in connection with its systems, operations and marketing expenses and/or other events or activities sponsored by the firms. We may contribute to, as well as sponsor, various educational programs, sales promotions, and/or other contests in which participating firms and their sales persons may receive gifts and prizes such as merchandise, cash or other rewards as may be permitted under NASD rules and other applicable laws and regulations.

Responsibilities of John Hancock USA

       John Hancock USA entered into an agreement with JH Distributors pursuant to which John Hancock USA, on behalf of JH Distributors will pay the sales commissions in respect of the policies and certain other policies issued by John Hancock USA, prepare and maintain all books and records required to be prepared and maintained by JH Distributors with respect to the policies and such other policies, and send all confirmations required to be sent by JH Distributors with respect to the policies and such other policies. JH Distributors will promptly reimburse John Hancock USA for all sales commissions paid by John Hancock USA and will pay John Hancock USA for its other services under the agreement in such amounts and at such times as agreed to by the parties.

       Finally, John Hancock USA may, from time to time in its sole discretion, enter into one or more reinsurance agreements with other life insurance companies under which policies issued by it may be reinsured, such that its total amount at risk under a policy would be limited for the life of the Life Insured.

Voting Rights

       As stated previously, all of the assets held in each sub-account of the Separate Account will be invested in shares of particular portfolios. John Hancock USA is the legal owner of those shares and as such has the right to vote upon certain matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund and to vote upon any other matters that may be voted upon at a shareholders' meeting. However, John Hancock USA will vote shares held in the sub-accounts in accordance with instructions received from policy owners having an interest in such sub-accounts. Shares held in each sub-account for which no timely instructions from policy owners are received, including shares not attributable to the policies, will be voted by John Hancock USA in the same proportion as those shares in that sub-account for which instructions are received. Should the applicable federal securities laws or regulations change so as to permit John Hancock USA to vote shares held in the Separate Account in its own right, it may elect to do so.

       The number of shares in each sub-account for which instructions may be given by a policy owner is determined by dividing the portion of the Policy Value derived from participation in that sub-account, if any, by the value of one share of the corresponding portfolio. The number will be determined as of a date chosen by John Hancock USA, but not more than 90 days before the shareholders' meeting. Fractional votes are counted. Voting instructions will be solicited in writing at least 14 days prior to the meeting.

       John Hancock USA may, if required by state officials, disregard voting instructions if such instructions would require shares to be voted so as to cause a change in the sub-classification or investment policies of one or more of the portfolios, or to approve or disapprove an investment management contract. In addition, we may disregard voting instructions that would require changes in the investment policies or investment adviser, provided that we reasonably disapprove such changes in accordance with applicable federal regulations. If John Hancock USA does disregard voting instructions, it will advise policy owners of that action and its reasons for such action in the next communication to policy owners.

Substitution of Portfolio Shares

       It is possible that in the judgment of the management of John Hancock USA, one or more of the portfolios may become unsuitable for investment by the Separate Account because of a change in investment policy or a change in the applicable laws or regulations, because the shares are no longer available for investment, or for some other reason. In that event, John Hancock USA may seek to substitute the shares of another portfolio or of an entirely different mutual fund. Before this can be done, the approval of the SEC and one or more state insurance departments may be required.

       John Hancock USA also reserves the right (i) to combine other separate accounts with the Separate Account, (ii) to create new separate accounts,
(iii) to establish additional sub-accounts within the separate account to invest in additional portfolios of the Trust or another management investment company, (iv) to eliminate existing sub-accounts and to stop accepting new allocations and transfers into the corresponding portfolio, (v) to combine sub-accounts or to transfer assets in one sub-account to another sub-account or
(vi) to transfer assets from the separate account to another separate account and from another Separate Account to the separate account. We also reserve the right to operate the Separate Account as a management investment company or other form permitted by law, and to de-register the Separate Account under the 1940 Act. Any such change would be made only if permissible under applicable federal and state law.

Records and Accounts

       Our Service Office is responsible for performing all administrative functions, such as decreases, increases, surrender and partial withdrawals, and fund transfers although certain of these functions may be delegated to McCamish Systems, L.L.C., 6425 Powers Ferry Road, Atlanta, Georgia 30339.

       All records and accounts relating to the Separate Account and the portfolios will be maintained by us. All financial transactions will be handled by us. All reports required to be made and information required to be given will be provided by us or by McCamish Systems on behalf of us.

State Regulation

       John Hancock USA is subject to the regulation and supervision by the Michigan Department of Insurance, which periodically examines its financial condition and operations. It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business. The policies have been filed with insurance officials in each jurisdiction where they are sold.

       John Hancock USA is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business for the purposes of determining solvency and compliance with local insurance laws and regulations.

Further Information

       A registration statement under the 1933 Act has been filed with the SEC relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the registration statement. The omitted information may be obtained from the SEC's principal office in Washington D.C. upon payment of the prescribed fee. The SEC also maintains a Website that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC which is located at http://www.sec.gov.

       For further information you may also contact John Hancock USA's home office, the address and telephone number of which are on the last page of the prospectus.

Financial Statements

       The financial statements of the Company and the Separate Account are set forth in the Statement of Additional Information which is available upon request.

                            APPENDIX A: DEFINITIONS

       Annual Premium Target: is an amount set forth in the policy that limits the amount of premium attributable to a Coverage Amount in Sales Load calculations.

       Attained Age: is the Issue Age of the Life Insured plus the number of completed Policy Years.

       Business Day: is any day that the New York Stock Exchange is open for business. A Business Day ends at the close of regularly scheduled trading of the New York Stock Exchange (currently 4:00 p.m. Eastern Time) on that day.

       Case: is a group of policies insuring individual lives with common employment or other relationship, independent of the policies.

       Cash Surrender Value: is the Policy Value less any outstanding monthly deductions due.

       Coverage Amount: is an amount of insurance coverage under the policy with a distinct effective date. The Face Amount of the policy at any time is the sum of the Coverage Amounts in effect.

       Coverage Year: is a one-year period beginning on a Coverage Amount's effective date and on each anniversary of this date. For Coverage Amounts in effect on the policy's Effective Date, the Coverage Year is the same as the Policy Year.

       Fixed Account: is the part of the Policy Value that reflects the value you have in our general account.

       Investment Account: is the part of the Policy Value that reflects the value you have in one of the sub-accounts of the Separate Account.

       Issue Age: is the Life Insured's age on the birthday closest to the Policy Date.

       Loan Account: is the part of the Policy Value that reflects policy loans and interest credited to the Policy Value in connection with such loans.

       Minimum Initial Premium: is the sum of the monthly deductions due for the first 3 Policy Months plus the Premium Charges deductible from this amount.

       Net Cash Surrender Value: is the Cash Surrender Value less the Policy
Debt.

       Net Policy Value: is the Policy Value less the value in the Loan Account.

       Net Premium: is the premium paid less the Premium Load and Sales Load.

       Policy Date, Policy Anniversary, Policy Month and Policy Year: Policy Date is the date from which the first monthly deductions are calculated and from which Policy Years, Policy Months, and Policy Anniversaries are measured.

       Policy Debt: on any date is the aggregate amount of policy loans, including borrowed and accrued interest, less any loan repayments.

       Policy Value: is the sum of the values in the Loan Account, the Fixed Account, and the Investment Accounts.

       Service Office: is 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5, or such other address as we specify to you by written notice.

       In addition to this prospectus, John Hancock USA has filed with the SEC a Statement of Additional Information (the "SAI") which contains additional information about John Hancock USA and the Account, including information on our history, services provided to the Account and legal and regulatory matters. The SAI and personalized illustrations of death benefits, policy values and surrender values are available, without charge, upon request. You may obtain the personalized illustrations from your John Hancock USA representative. The SAI may be obtained by contacting the John Hancock USA Service Office. You should also contact the John Hancock USA Service Office to request any other information about your policy or to make any inquiries about its operation.

                                SERVICE OFFICE
                  Express Delivery           Mail Delivery

                 Specialty Products      Specialty Products and
              197 Clarendon Street, C-6        Distribution
                  Boston, MA 02117            P.O. Box 192
                                            Boston, MA 02117

                       Phone:                     Fax:

                   1-800-521-1234            1-617-572-7008

       Information about the Account (including the SAI) can be reviewed and copied at the SEC's Public Reference Branch, 100 F Street, NE, Room 1580, Washington, DC, 20549. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-5850. Reports and other information about the Account are available on the SEC's Internet website at http://www.sec.gov. Copies of such information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 100 F Street, NE, Washington, DC 20549-0102.

1940 Act No. 811-5130 1933 Act File No. 333-100567

                      Statement of Additional Information
                               dated May 1, 2007

                                for interests in
 John Hancock Life Insurance Company (U.S.A.) Separate Account N ("Registrant")

                      Interests are made available under


                                 CORPORATE VUL

     a flexible premium variable universal life insurance policy issued by

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
                      ("JOHN HANCOCK USA" or "DEPOSITOR")
This is a Statement of Additional Information ("SAI"). It is not the prospectus. The prospectus, dated the same date as this SAI, may be obtained from a John Hancock USA representative or by contacting the John Hancock USA Servicing Office at Specialty Products, 197 Clarendon Street, C-6, Boston, MA 02117 or telephoning 1-800-521-1234.




                               TABLE OF CONTENTS




Contents of this SAI                                         Page No.
Description of the Depositor ........................           2
Description of the Registrant .......................           2
Services ............................................           2
Independent Registered Public Accounting Firm .......           2
Legal and Regulatory Matters ........................           2
Principal Underwriter/Distributor ...................           2
Additional Information About Charges ................           3
Financial Statements of Registrant and Depositor

Description of the Depositor

     Under the Federal securities laws, the entity responsible for organization of the registered separate account underlying the variable life insurance policy is known as the "Depositor". The Depositor is John Hancock USA, a stock life insurance company organized under the laws of Maine on August 20, 1955 by a special act of the Maine legislature and redomesticated under the laws of Michigan. We are a licensed life insurance company in the District of Columbia and all states of the United States except New York. Until 2004, John Hancock USA had been known as The Manufacturers Life Insurance Company (U.S.A.).

     Our ultimate parent is Manulife Financial Corporation ("MFC"), a publicly traded company based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.


Description of the Registrant

     Under the Federal securities laws, the registered separate account underlying the variable life insurance policy is known as the "Registrant". In this case, the Registrant is John Hancock Life Insurance Company (U.S.A.) Separate Account N (the "Account"), a separate account established by John Hancock USA under Michigan law. The variable investment options shown on page 1 of the prospectus are subaccounts of the Account. The Account meets the definition of "separate account" under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve supervision by the SEC of the management of the Account or of John Hancock USA.

     New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.


Services

     Administration of policies issued by John Hancock USA and of registered separate accounts organized by John Hancock USA may be provided by John Hancock Life Insurance Company, or other affiliates. Neither John Hancock USA nor the separate accounts are assessed any charges for such services.

     Custodianship and depository services for the Registrant are provided by State Street Bank. State Street Bank's address is 225 Franklin Street, Boston, Massachusetts, 02110.


Independent Registered Public Accounting Firm

     The consolidated financial statements of John Hancock Life Insurance Company (U.S.A.) at December 31, 2006 and 2005, and for each of the three years in the period ended December 31, 2006, and the financial statements of Separate Account N of John Hancock Life Insurance Company (U.S.A.) at December 31, 2006, and for each of the two years in the period ended December 31, 2006, appearing in this Statement of Additional Information of the Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.


Legal and Regulatory Matters

     There are no legal proceedings to which the Depositor, the Account or the principal underwriter is a party or to which the assets of the Account are subject that are likely to have a material adverse effect on the Account or the ability of the principal underwriter to perform its contract with the Account or of the Depositor to meet its obligations under the policies.


Principal Underwriter/Distributor

     John Hancock Distributors LLC ("JH Distributors"), a Delaware limited liability company that we control, is the principal distributor and underwriter of the securities offered through this prospectus. JH Distributors acts as the principal distributor of a number of other annuity and life insurance products we and our affiliates offer. Effective May 1, 2006, JH Distributors became the underwriter and distributor for variable life and annuity products issued by our affiliates, John

Hancock Life Insurance Company and John Hancock Variable Life Insurance Company. JH Distributors also acts as the principal underwriter of the John Hancock Trust, whose securities are used to fund certain variable investment options under the policies and under other annuity and life insurance products we offer.

     JH Distributors' principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5 and it also maintains offices with us at 197 Clarendon Street, Boston, Massachusetts 02116. JH Distributors is a broker-dealer registered under the Securities Act of 1934 (the "1934 Act") and is a member of the National Association of Securities Dealers, Inc. (the "NASD").

     We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors. These broker-dealers may include our affiliate Signator Investors, Inc.

     The aggregate dollar amount of underwriting commissions paid to JH Distributors in connection with the sale of variable life products in 2006, 2005, and 2004 was $140,721,141, $38,389,385, and $39,069,123, respectively. JH
Distributors did not retain any of these amounts during such periods.

     The compensation JH Distributors may pay to broker-dealers may vary depending on the selling agreement, but compensation (inclusive of wholesaler overrides and expense allowances) paid to broker-dealers for sale of the policies (not including riders) is not expected to exceed 30% of the target premium paid in policy year 1, 5% of target premium paid in years 2-5, and 2.5% of the target premium paid in years 6 and after. Compensation on any premium paid in excess of target premium in any year will not exceed 2.5%. Broker-dealers may also receive a service fee of up to $100 per policy per year, and an asset trail of up to .10%. The amount and timing of this compensation may differ among broker- dealers, but would not be expected to materially exceed the foregoing schedules on a present value basis.

     The registered representative through whom your policy is sold will be compensated pursuant to the registered representative's own arrangement with his or her broker-dealer. Compensation to broker-dealers for the promotion and sale of the policies is not paid directly by policy owners but will be recouped through the fees and charges imposed under the policy.

     Additional compensation and revenue sharing arrangements may be offered to certain broker-dealer firms or other financial intermediaries. The terms of such arrangements may differ among firms we select based on various factors. In general, the arrangements involve three types of payments or any combination thereof:

   o Fixed dollar payments: The amount of these payments varies widely. JH Distributors may, for example, make one or more payments in connection with a firm's conferences, seminars or training programs, seminars for the public, advertising and sales campaigns regarding the policies, to assist a firm in connection with its systems, operations and marketing expenses, or for other activities of a selling firm or wholesaler. JH Distributors may make these payments upon the initiation of a relationship with a firm, and at any time thereafter.

   o Payments based upon sales: These payments are based upon a percentage of the total amount of money received, or anticipated to be received, for sales through a firm of some or all of the insurance products that we and/or our affiliates offer. JH Distributors makes these payments on a periodic basis.

   o Payments based upon "assets under management": These payments are based upon a percentage of the policy value of some or all of our (and/or our affiliates') insurance products that were sold through the firm. JH Distributors makes these payments on a periodic basis.

     Our affiliated broker-dealer may pay their respective registered representatives additional cash incentives, such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the policies that they would not receive in connection with the sale of policies issued by unaffiliated companies.


Additional Information About Charges

     A policy will not be issued until the underwriting process has been completed to the Depositor's satisfaction. The underwriting process generally includes the obtaining of information concerning your age, medical history, occupation and other personal information. This information is then used to determine the cost of insurance charge.


Reduction In Charges

     The policy is available for purchase by corporations and other groups or sponsoring organizations. Group or sponsored arrangements may include reduction or elimination of withdrawal charges and deductions for employees, officers, directors, agents and immediate family members of the foregoing. John Hancock USA reserves the right to reduce any of the Policy's charges on certain cases where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative, commissions or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policyowner, the nature of the relationship among the insured individuals, the purpose for which the policies are being purchased, expected persistency of the individual policies, and any other circumstances which John Hancock USA believes to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modifications, on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any policyowners. John Hancock USA may modify from time to time, on a uniform basis, both the amounts of reductions and the criteria for qualification.

AUDITED CONSOLIDATED FINANCIAL STATEMENTS

John Hancock Life Insurance Company (U.S.A.)
Years Ended December 31, 2006, 2005, and 2004

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

              INDEX TO AUDITED CONSOLIDATED FINANCIAL STATEMENTS

Report of Independent Registered Public Accounting Firm.................... F-2

Audited Consolidated Financial Statements:

Consolidated Balance Sheets as of December 31, 2006 and 2005............... F-3

Consolidated Statements of Income for the years ended December 31, 2006,
  2005, and 2004........................................................... F-4

Consolidated Statements of Changes in Shareholder's Equity and
  Comprehensive Income for the years ended December 31, 2006, 2005, and
  2004..................................................................... F-5

Consolidated Statements of Cash Flows for the years ended December 31,
  2006, 2005, and 2004..................................................... F-6

Notes to Consolidated Financial Statements................................. F-7

            Report of Independent Registered Public Accounting Firm

The Board of Directors
John Hancock Life Insurance Company (U.S.A.)

We have audited the accompanying consolidated balance sheets of John Hancock Life Insurance Company (U.S.A) ("The Company") as of December 31, 2006 and 2005, and the related consolidated statements of income, changes in shareholder's equity and other comprehensive income, and cash flows for each of the three years in the period ended December 31, 2006. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of John Hancock Life Insurance Company (U.S.A.) at December 31, 2006 and 2005 and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 2006 in conformity with U.S. generally accepted accounting principles.

As discussed in Note 1 to the consolidated financial statements, in 2006 the Company changed its method of accounting for defined benefit pension and other post retirement plans. Also as discussed in Note 1 to the consolidated financial statements, in 2004 the Company changed its method of accounting for certain nontraditional long duration contracts and for separate accounts.

                                                   /s/ ERNST & YOUNG LLP

Boston, Massachusetts
April 20, 2007

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

                          CONSOLIDATED BALANCE SHEETS

                                                                December 31,
                                                              -----------------
                                                                2006     2005
                                                              -------- --------
                                                                (in millions)
Assets

Investments
Fixed maturities:
   Available-for-sale - at fair value (cost: 2006 - $11,231;
     2005 - $11,215)......................................... $ 11,629 $ 11,770
Equity securities:
   Available-for-sale - at fair value (cost: 2006 - $857;
     2005 - $478)............................................    1,034      584
Mortgage loans on real estate................................    2,446    2,410
Real estate..................................................    1,401    1,449
Policy loans.................................................    2,340    2,187
Short term investments.......................................      645      549
Other invested assets........................................      132       61
                                                              -------- --------
   Total Investments.........................................   19,627   19,010

Cash and cash equivalents....................................    4,112    2,591
Accrued investment income....................................      247      246
Deferred acquisition costs...................................    4,701    4,112
Deferred sales inducements...................................      235      231
Amounts due from affiliates..................................    2,657    2,520
Reinsurance recoverable......................................    1,295    1,201
Other assets (Goodwill: 2006-$54; 2005-$54)..................    1,276    1,184
Separate account assets......................................   90,462   70,565
                                                              -------- --------
   Total Assets.............................................. $124,612 $101,660
                                                              ======== ========
Liabilities and Shareholder's Equity

Liabilities:

Future policy benefits....................................... $ 22,379 $ 20,930
Policyholders' funds.........................................      226      161
Unearned revenue.............................................      766      811
Unpaid claims and claim expense reserves.....................      776      579
Dividends payable to policyholders...........................      200      203
Amounts due to affiliates....................................    2,767    2,396
Deferred income tax liability................................      762      610
Other liabilities............................................    1,492    1,278
Separate account liabilities.................................   90,462   70,565
                                                              -------- --------
   Total Liabilities.........................................  119,830   97,533

Shareholder's Equity:

Capital stock................................................       76        5
Additional paid in capital...................................    2,145    2,045
Retained earnings............................................    1,922    1,410
Accumulated other comprehensive income.......................      639      667
                                                              -------- --------
   Total Shareholder's Equity................................    4,782    4,127
                                                              -------- --------
   Total Liabilities and Shareholder's Equity................ $124,612 $101,660
                                                              ======== ========

The accompanying notes are an integral part of these consolidated financial statements.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

                       CONSOLIDATED STATEMENTS OF INCOME

                                                           For the years ended
                                                               December 31,
                                                           --------------------
                                                            2006   2005   2004
                                                           ------ ------ ------
                                                              (in millions)
Revenues
   Premiums............................................... $1,014 $  870 $  943
   Fee income.............................................  2,483  1,769  1,374
   Net investment income..................................  1,163  1,169  1,148
   Net realized investment gains..........................      5    209    285
                                                           ------ ------ ------
       Total revenues.....................................  4,665  4,017  3,750

Benefits and expenses

   Benefits to policyholders..............................  1,889  1,579  1,687
   Other operating costs and expenses.....................  1,117    921    737
   Amortization of deferred acquisition costs and
     deferred sales inducements...........................    529    322    358
   Dividends to policyholders.............................    395    400    389
                                                           ------ ------ ------
       Total benefits and expenses........................  3,930  3,222  3,171

Income before income taxes and cumulative effect of
  accounting change.......................................    735    795    579
Income taxes..............................................    223    247    168
                                                           ------ ------ ------
Income before cumulative effect of accounting change......    512    548    411
Cumulative effect of accounting change, net of tax........     --     --     48
                                                           ------ ------ ------
Net income................................................ $  512 $  548 $  459
                                                           ====== ====== ======

The accompanying notes are an integral part of these consolidated financial statements.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

          CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER'S EQUITY
                           AND COMPREHENSIVE INCOME

                                                                         Accumulated
                                                    Additional              Other         Total
                                            Capital  Paid In   Retained Comprehensive Shareholder's Outstanding
                                             Stock   Capital   Earnings    Income        Equity       Shares
                                            ------- ---------- -------- ------------- ------------- -----------
                                                 (in millions, except for shares outstanding)       (thousands)
Balance at January 1, 2004.................   $ 5     $2,024    $  753      $ 793        $3,575        4,829
   Comprehensive income:
       Net income..........................                        459                      459
       Other comprehensive income,
         net of tax:
          Net unrealized losses............                                   (25)          (25)
          Net gains on cash flow
            hedges.........................                                     6             6
          Minimum pension liability........                                    (1)           (1)
          Foreign currency
            translation adjustment.........                                    55            55
                                                                                         ------
   Comprehensive income....................                                                 494
Dividend paid to parent....................                       (150)                    (150)
                                              ---     ------    ------      -----        ------        -----
Balance at December 31, 2004...............   $ 5     $2,024    $1,062      $ 828        $3,919        4,829
                                              ===     ======    ======      =====        ======        =====
Balance at January 1, 2005.................   $ 5     $2,024    $1,062      $ 828        $3,919        4,829
   Comprehensive income:
       Net income..........................                        548                      548
       Other comprehensive income,
         net of tax:
          Net unrealized losses............                                  (139)         (139)
          Net losses on cash flow
            hedges.........................                                    (1)           (1)
          Minimum pension liability........                                   (21)          (21)
                                                                                         ------
   Comprehensive income....................                                                 387
Capital contribution from parent...........               13                                 13
Transactions with affiliates...............                8                                  8
Dividend paid to parent....................                       (200)                    (200)
                                              ---     ------    ------      -----        ------        -----
Balance at December 31, 2005...............   $ 5     $2,045    $1,410      $ 667        $4,127        4,829
                                              ===     ======    ======      =====        ======        =====
Balance at January 1, 2006.................   $ 5     $2,045    $1,410      $ 667        $4,127        4,829
   Comprehensive income:
       Net income..........................                        512                      512
       Other comprehensive income,
         net of tax:.......................
          Net unrealized losses............                                   (38)          (38)
          Minimum pension liability........                                     5             5
          Foreign currency
            translation adjustment.........                                     7             7
                                                                                         ------
   Comprehensive income....................                                                 486
SFAS 158 transition adjustment.............                                    (2)           (2)
Common stock issued to parent..............    71                                            71
Transaction with affiliate.................               87                                 87
Stock options..............................               13                                 13
                                              ---     ------    ------      -----        ------        -----
Balance at December 31, 2006...............   $76     $2,145    $1,922      $ 639        $4,782        4,829
                                              ===     ======    ======      =====        ======        =====

The accompanying notes are an integral part of these consolidated financial statements.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                           For the years ended December 31,
                                                                           -------------------------------
                                                                             2006        2005       2004
                                                                            --------    -------   -------
                                                                                  (in millions)
Cash flows provided by (used in) operating activities:
   Net income............................................................. $    512    $   548    $   459
       Adjustments to reconcile net income to net cash provided by operating activities:
       Net realized investment gains......................................       (5)      (209)      (285)
       Change in accounting principle.....................................       --         --        (48)
       Amortization of premium/discount - fixed maturities................       13         27        (18)
       Deferral of acquisition costs and sales inducements................   (1,154)      (976)      (901)
       Amortization of deferred acquisition costs and deferred sales
         inducements......................................................      529        322        358
       Depreciation and amortization......................................       26         27         21
       (Increase) decrease in accrued investment income...................       (1)        58          7
       Decrease (increase) in other assets and other liabilities, net.....      104       (378)       145
       Increase (decrease) in policyholder liabilities and accruals,
         net..............................................................      479       (397)       432
       Increase in deferred income tax liability..........................      122        118        128
                                                                            --------    -------   -------
       Net cash provided by (used in) operating activities................      625       (860)       298

Cash flows used in investing activities:
   Sales, maturities, prepayments and scheduled redemptions of:
       Fixed maturities available-for-sale................................   10,315      8,523      9,218
       Equity securities available-for-sale...............................      355        153        209
       Mortgage loans on real estate......................................    1,105        508        335
       Real estate........................................................       27          9          3
       Other invested assets..............................................        1          1         --
   Purchases of:
       Fixed maturities available-for-sale................................  (10,327)    (9,294)    (9,277)
       Equity securities available-for-sale...............................     (690)      (261)      (159)
       Real estate........................................................      (16)       (35)      (212)
       Other invested assets..............................................      (75)        (7)        --
   Mortgage loans on real estate issued...................................   (1,128)      (529)      (481)
   Net purchases of short-term investments................................     (162)      (112)      (170)
   Policy loans (advanced) repaid, net....................................     (154)       480       (149)
                                                                            --------    -------   -------
       Net cash used in investing activities..............................     (749)      (564)      (683)

Cash flows provided by financing activities:
   Common stock issued to parent..........................................       71         --         --
   Capital contribution from parent.......................................       --         13         --
   Cash received on sale of real estate to affiliate......................      150         --         --
   Net cash transferred related to Taiwan operations......................       --        (24)        --
   Universal life and investment-type contract deposits...................    2,832      2,144    $ 2,250
   Universal life and investment-type contract maturities and
     withdrawals..........................................................   (1,266)      (938)    (1,327)
   Net transfers to separate accounts from policyholders funds............     (433)      (341)      (414)
   Unearned revenue on financial reinsurance..............................      (49)        49        120
   Increase in amounts due to/from affiliates, net........................      289      1,810        155
   Excess tax benefits related to share based payments....................        2         --         --
   Net reinsurance recoverable............................................       49         20        261
   Dividend paid to parent................................................       --       (200)      (150)
                                                                            --------    -------   -------
   Net cash provided by financing activities..............................    1,645      2,533        895

   Net increase in cash and cash equivalents..............................    1,521      1,109        510
Cash and cash equivalents at beginning of year............................    2,591      1,482        972
                                                                            --------    -------   -------
Cash and cash equivalents at end of year.................................. $  4,112    $ 2,591    $ 1,482
                                                                            ========    =======   =======

The accompanying notes are an integral part of these consolidated financial statements.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1 - Summary of Significant Accounting Policies

Business

John Hancock Life Insurance Company (U.S.A.) ("JH USA" or "The Company") is a wholly owned subsidiary of The Manufacturers Investment Corporation ("MIC"). MIC is an indirect, wholly owned subsidiary of The Manufacturers Life Insurance Company ("MLI"). MLI, in turn, is a wholly owned subsidiary of Manulife Financial Corporation ("MFC"), a Canadian-based publicly traded company. MFC and its subsidiaries are collectively known as "Manulife Financial".

JH USA was formerly known as The Manufacturers Life Insurance Company (U.S.A.). As a result of the 2004 merger between MFC and John Hancock Financial Services, Inc., ("JHFS"), the Company changed its name effective January 1, 2005.

The Company offers and issues individual and group annuity contracts, and individual life insurance and group pension contracts. All of these contracts (collectively, the "contracts") are sold primarily in the United States. Amounts invested in the fixed portion of the contracts are allocated to the general account of the Company. Amounts invested in the variable portion of the contracts are allocated to the separate accounts of the Company. Each of these separate accounts invest in either the shares of various portfolios of the John Hancock Trust ("JHT"), a no-load, open-end investment management company organized as a Massachusetts business trust, or in various portfolios of open-end investment management companies offered and managed by unaffiliated third parties.

John Hancock Investment Management Services, LLC ("JHIMS"), a subsidiary of the Company, is the investment advisor to JHT. On November 1, 2005, JHIMS amended its Limited Liability Company Agreement to admit a new member. This amendment decreased the Company's consolidated ownership interest in JHIMS from 100% to 95%. JH USA directly owns 57% of JHIMS, while it's wholly owned subsidiary, John Hancock Life Insurance Company of New York, owns 38%. The remaining 5% of JHIMS is owned by an affiliate, John Hancock Funds, LLC.

Basis of Presentation

The accompanying consolidated financial statements include the accounts of the Company and its majority owned and or controlled subsidiaries. All significant intercompany transactions and balances have been eliminated.

The accompanying consolidated financial statements have been prepared in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates.

Partnerships, joint venture interests and other equity investments in which the Company does not have a controlling financial interest, but has significant influence, are recorded using the equity method of accounting and are included in other invested assets.

Reclassifications

Certain prior year balances have been reclassified to conform to the current year's presentation.

Investments

The Company classifies its fixed maturity securities as available-for-sale and records these securities at fair value. Interest income is generally recognized on the accrual basis. The cost of fixed maturity securities is adjusted for amortization of premiums and accretion of discounts which are calculated using the effective interest method. Such amortization is included in net investment income. The amortized cost of fixed maturity investments is adjusted for impairments in value deemed to be other than temporary, and such adjustments are reported as a component of net realized investment gains.

For the mortgage-backed securities, the Company recognizes amortization using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the yield is recalculated to reflect actual payments to date and anticipated future payments.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Realized gains and losses on sales of securities classified as available-for-sale are recognized in income using the specific identification method. A decline in the value of a specific security that is considered other-than-temporary results in a write-down of the cost basis of the security and a charge to income in the period of recognition. Unrealized gains and losses, other than unrealized losses that are considered to be other-than-temporary, are reflected directly in accumulated other comprehensive income after adjustments for deferred income taxes, deferred acquisition costs, deferred sales inducements, and participating group annuity contracts.

Equity securities include common stock and preferred stock. Equity securities that have readily determinable fair values are carried at fair value. For equity securities that the Company classifies as available-for-sale, unrealized gains and losses are reflected in shareholders' equity, as described above for fixed maturity securities. Impairments in value deemed to be other than temporary are reported as a component of net realized investment gains.

In evaluating whether a decline in fair value is other-than-temporary, the Company considers various factors, including the time and extent to which the fair value has been less than cost, the financial condition and near term prospects of the issuer, the intent and ability to hold the security until it recovers in value or matures, and whether the debtor is current on contractually obligated interest and principal payments.

Mortgage loans on real estate are carried at unpaid principal balances and are adjusted for amortization of premium or discount, less allowance for probable losses. Premiums or discounts are amortized over the life of the mortgage loan contract in a manner that results in a constant effective yield. Interest income and amortization amounts and other costs that are recognized as an adjustment of yield are included as components of net investment income. When it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement, the loan is deemed to be impaired and a valuation allowance for probable losses is established. The valuation allowance is based on the present value of the expected future cash flows, discounted at the loan's original effective interest rate, or is based on the collateral value of the loan if the loan is collateral dependent. The Company estimates this level to be adequate to absorb estimated probable credit losses that exist at the balance sheet date. Any change to the valuation allowance for mortgage loans on real estate is reported as a component of net realized investment gains. Interest received on impaired mortgage loans on real estate is included in interest income in the period received. If foreclosure becomes probable, the measurement method used is based on the collateral value. Foreclosed real estate is recorded at the collateral's fair value at the date of foreclosure, which establishes a new cost basis.

Investment real estate, which the Company has the intent to hold for the production of income, is carried at depreciated cost, using the straight-line method of depreciation, less adjustments for impairments in value. In those cases where it is determined that the carrying amount of investment real estate is not recoverable, an impairment loss is recognized based on the difference between the depreciated cost and fair value of the asset. The Company reports impairment losses as part of net realized investment gains.

Policy loans are reported at aggregate unpaid balances, which approximate fair value.

Short-term investments, which include investments with maturities greater than 90 days and less than one year, are reported at fair value.

Interest on fixed maturity securities and performing mortgage loans is recorded as income when earned and is adjusted for any amortization of premiums or accretion of discounts. Interest on restructured mortgage loans is recorded as income based on the rate to be paid; interest on delinquent mortgage loans is recorded as income on a cash basis. Dividends are recorded as income on the ex-dividend date.

Derivative Financial Instruments

All derivative instruments are reported on the consolidated balance sheets at fair value, with changes in fair value recorded in income or equity, depending on the nature of the derivative instrument. Changes in the fair value of derivatives not designated as hedges are recognized in income.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

For fair value hedges, the Company is hedging changes in the fair value of assets, liabilities or firm commitments with changes in fair values of the derivative instruments. Changes in the fair value of derivatives are recorded in income, and changes in the fair value of hedged items are recorded in income to the extent the hedge is effective. For cash flow hedges, the Company is hedging the variability of cash flows related to forecasted transactions. The effective portion of changes in the fair value of cash flow hedges is initially recorded in accumulated other comprehensive income and is subsequently reflected into income in the same period or periods during which the hedged transaction affects earnings.

Cash and Cash Equivalents

Cash and cash equivalents include cash and all highly liquid debt investments with a remaining maturity of three months or less. Cash equivalents are stated at cost plus accrued interest, which approximates fair value.

Deferred Acquisition Costs ("DAC") and Deferred Sales Inducements ("DSI")

Commissions and other expenses that vary with, and are primarily related to, the production of new business are deferred to the extent recoverable and included as an asset. Acquisition costs associated with annuity contracts and group pension contracts are being amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, and expense margins. The amortization is adjusted retrospectively when estimates of current or future gross profits are revised. Assuming the unrealized gains or losses on securities had been realized at year-end, DAC is adjusted for the impact on estimated future gross profits for such unrealized gains (losses). The impact of any such adjustments is included in net unrealized gains (losses) in accumulated other comprehensive income. DAC associated with traditional non-participating individual insurance contracts is amortized over the premium-paying period of the related policies. DAC is reviewed annually to determine recoverability from future income and, if not recoverable, is immediately expensed. As of December 31, 2006, the Company's DAC was deemed recoverable.

The Company currently offers enhanced crediting rates or bonus payments to contract holders on certain of its individual annuity products (Deferred Sales Inducements). Those inducements that are incremental to amounts the Company credits on similar contracts without sales inducements and are higher than the contracts' expected ongoing crediting rates for periods after the inducements are capitalized at inception. The capitalized amounts are then amortized over the life of the underlying contracts consistent with the methodology used to amortize DAC. DSI is reviewed annually to determine recoverability from future income, and if not recoverable, is immediately expensed. As of December 31, 2006, the Company's DSI was deemed recoverable.

Reinsurance

The Company utilizes reinsurance agreements to provide for greater diversification of business, allowing management to control exposure to potential losses arising from large risks and provide additional capacity for growth.

Assets and liabilities related to reinsurance ceded contracts are reported on a gross basis. The accompanying statements of income reflect premiums, benefits and settlement expenses net of reinsurance ceded. Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company remains liable to its policyholders to the extent that counterparties to reinsurance ceded contracts do not meet their contractual obligations.

Separate Accounts

Separate account assets and liabilities reported in the Company's consolidated balance sheets represent funds that are administered and invested by the Company to meet specific investment objectives of the contract holders. Net investment income and net realized investment gains or losses generally accrue directly to such contract holders who bear the investment risk, subject, in some cases, to principal guarantees and minimum guaranteed rates of income. The assets of each separate account are legally segregated and are not subject to claims that arise out of any other business of the Company. Separate account assets are reported at fair value. Deposits, net investment income and net realized investment gains or losses of separate accounts are not included in the revenues of the Company. Fees charged to contract holders, principally mortality, policy administration and surrender charges, are included in the revenues of the Company.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Future Policy Benefits and Policyholders' Funds

Policyholder liabilities for traditional non-participating life insurance policies, reinsurance policies, and accident and health policies are computed using the net level premium method. The calculations are based upon estimates as to future mortality, morbidity, persistency, maintenance expenses, and interest rate yields that were applicable in the year of issue. The assumptions include a provision for the risk of adverse deviation.

For payout annuities in loss recognition, policyholder liabilities are computed using estimates of expected mortality, expenses, and investment yields as determined at the time these contracts first moved into loss recognition. Payout annuity reserves are adjusted for the impact of net realized investment gains associated with the underlying assets.

For fixed and variable annuities, group pension contracts, variable life contracts, and universal life insurance contracts with no substantial mortality or morbidity risk, policyholder liabilities equal the policyholder account values. Account values are increased for deposits received and interest credited and are reduced by withdrawals, mortality charges, and administrative expenses charged to the policyholders.

Benefits for fixed and variable annuities, variable life contracts, universal life insurance contracts, and group pension contracts include interest credited to policyholder account values and benefit claims incurred during the period in excess of policyholder account values.

For traditional participating life insurance policies, policyholder liabilities are computed using the net level premium reserve for death and endowment policy benefits. Mortality and interest assumptions are the same as the non-forfeiture benefit assumptions at the time the policy was issued. For the years 2004 through 2006, interest rate assumptions used in the calculation of the liabilities for traditional participating life insurance policies ranged from 2.5% to 7.8%. As of December 31, 2006 and 2005, participating insurance liabilities expressed as a percentage of total actuarial reserves and account values were 39.2% and 41.2%, respectively.

Participating Insurance

For those participating policies in force as of September 23, 1999 and as a result of the demutualization of MLI, separate sub-accounts were established within the participating accounts of the Company. These sub-accounts permit this participating business to be operated as a separate "closed block" of business. As of December 31, 2006 and 2005, $8,894 million and $8,743 million of policyholder liabilities and accruals related to the participating policyholders' accounts were included in the closed block.

JH USA's Board of Directors approves the amount of policyholder dividends to be paid annually. The aggregate amount of policyholder dividends is calculated based on actual interest, mortality, morbidity and expense experience for the year, and on management's judgment as to the appropriate level of equity to be retained by the Company. The carrying value of the policyholder dividend liability approximated the earned amount and fair value as of December 31, 2006 and 2005.

Revenue Recognition

Premiums on long-duration life insurance and reinsurance contracts are recognized as revenue when due. Premiums on short-duration contracts are earned over the related contract period. Net premiums on limited-payment contracts are recognized as revenue and the difference between the gross premium received and the net premium is deferred and recognized in income based on either a constant relationship to insurance in force or the present value of annuity benefits, depending on the product type.

Fee income from annuity contracts, pension contracts, and insurance contracts consists of charges for mortality, expense, surrender and administration that have been assessed against the policyholder account balances. To the extent such charges compensate the Company for future services, they are deferred and will be recognized in income over the period earned using the same assumptions as those associated with the amortization of DAC.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Federal Income Taxes

Income taxes have been provided for in accordance with SFAS 109, "Accounting for Income Taxes". Under this method, deferred tax assets and liabilities are determined based on differences between the financial reporting and tax bases of assets and liabilities, and are measured using the enacted tax rates and laws that likely will be in effect when the differences are expected to reverse. The measurement of deferred tax assets is reduced by a valuation allowance if, based upon the available evidence, it is more likely than not that some or all of the deferred tax assets will not be realized.

Share Based Payments

The Company adopted SFAS 123(R), "Share Based Payment", on January 1, 2006. This standard requires that the costs resulting from share based payment transactions with employees be recognized in the financial statements using a fair value based measurement method. The Company had previously adopted the fair value recognition provisions of SFAS 123, "Accounting for Stock Options", effective January 1, 2003 prospectively for all options granted to employees on or after January 1, 2002.

Certain Company employees are provided compensation in the form of stock options, deferred share units and restricted share units in MFC. Effective January 1, 2002, MFC prospectively changed its accounting policy for employee stock options from the intrinsic value method to the fair value method for awards granted on or after January 1, 2002. As a result, the fair value of the stock options granted by MFC to the Company's employees is recorded by the Company over the vesting periods. The fair value of the deferred share units granted by MFC to Company employees is recognized in the accounts of the Company over the vesting periods of the units. The intrinsic fair value of the restricted share units granted by MFC to JH USA employees is recognized in the accounts of the Company over the vesting periods of the units. The stock-based compensation is a legal obligation of MFC, but in accordance with U.S generally accepted accounting principles, is recorded in the accounts of the Company in other operating costs and expenses.

Upon adoption of SFAS 123(R), the Company was required to determine the portion of additional paid in capital that was generated from the realization of excess tax benefits prior to the adoption of SFAS 123(R) available to offset deferred tax assets that may need to be written off in future periods had the Company adopted the SFAS 123 fair value recognition provisions in 2001. The Company elected to calculate this "pool" of additional paid in capital using the shortcut method as permitted by FASB Staff Position ("FSP") 123(R)-3, "Transition Election to Accounting for the Tax Effects of Share Based Payment Awards".

SFAS 123(R) also requires the benefits of tax deductions in excess of recognized compensation expense to be reported as a financing cash flow, rather than as an operating cash flow. This requirement will reduce net operating cash flows and increase net financing cash flows in periods after adoption. Financing cash flows for 2006 of $2 million related to the benefits of excess tax deductions have been reported in the Consolidated Statements of Cash Flows.

Foreign Currency Translation

The consolidated balance sheets of the Company's foreign operations and the Company's non-U.S. dollar investments are translated into U.S. dollars using translation rates in effect at the consolidated balance sheet dates. The consolidated statements of income of the Company's foreign operations are translated into U.S. dollars using average translation rates prevailing during the respective periods. Translation adjustments are included in accumulated other comprehensive income.

Recent Accounting Pronouncements

   Statement of Financial Accounting Standards No.159, The Fair Value Option for Financial Assets and Financial Liabilities ("SFAS 159")

In February 2007, the Financial Accounting Standards Board (the "FASB") issued SFAS 159. SFAS 159's objective is to enable companies to mitigate the earnings volatility caused by measuring related assets and liabilities differently, without having to apply complex hedge accounting provisions. SFAS 159 provides the option to use fair value accounting for most financial assets and financial liabilities, with changes in fair value reported in earnings. Selection of the fair value option is irrevocable, and can be applied on a partial basis, i.e., to some but not all similar financial assets or liabilities.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

SFAS 159 will be effective for the Company beginning January 1, 2008, and will then be prospectively applicable. The Company is currently evaluating the impact SFAS 159 will have on its consolidated financial statements.

   Statement of Financial Accounting Standards No.158, Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans, an amendment of FASB Statements No. 87, 88, 106 and 123(R) ("SFAS 158")

On December 31, 2006, the Company adopted SFAS 158. SFAS 158 requires the Company on a prospective basis to recognize in its consolidated balance sheet either an asset for a defined benefit postretirement plan's overfunded status or a liability for its underfunded status. Changes in the funded status of a defined benefit postretirement plan are recognized in comprehensive income in the year the changes occur.

As a result of the adoption of SFAS 158 as of December 31, 2006, the Company recorded a loss of ($2) million, net of tax benefit of $1 million, to accumulated other comprehensive income to recognize the funded status of its defined benefit pension and other post-retirement benefit plans.

Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157")

On September 15, 2006, the FASB issued SFAS 157. This standard, which provides guidance on how to measure fair values of assets and liabilities, applies whenever other standards require or permit assets or liabilities to be measured at fair value, but does not discuss when to use fair value accounting. SFAS 157 establishes a fair value measurement hierarchy that gives the highest priority to quoted prices in active markets and the lowest priority to unobservable data, and requires fair value measurements to be separately disclosed by level within the hierarchy.

SFAS 157 will be effective for the Company beginning January 1, 2008 and will then be prospectively applicable. The Company is currently evaluating the impact SFAS 157 will have on its consolidated financial statements.

   FASB Financial Interpretation No. 48, Accounting for Uncertainty in Income Taxes ("FIN 48")

The FASB issued FIN 48 in June 2006. FIN 48 prescribes recognition and measurement model for impact of tax positions taken or expected to be taken in a tax return, and provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 requires evaluation of whether a tax position taken on a tax return is more likely than not to be sustained if challenged, and if so, evaluation of the largest benefit that is more than 50% likely of being realized on ultimate settlement. Differences between these benefits and actual tax positions result in either (A) an increase in a liability for income taxes payable or a reduction of an income tax refund receivable, (B) a reduction in a deferred tax asset or an increase in a deferred tax liability, or both A and B. FIN 48 requires recording a cumulative effect of adoption in retained earnings as of beginning of year of adoption.

FIN 48 will be effective for the Company's consolidated financial statement beginning January 1, 2007 and will be prospectively applied. Adoption of FIN 48 is not expected to result in a material impact on the Company's consolidated financial statements.

   Statement of Financial Accounting Standards No. 155, Accounting for Certain Hybrid Instruments ("SFAS 155")

On February 16, 2006, the FASB issued SFAS 155, amending FASB Statements 133 and 140, bringing consistency to accounting and reporting for certain hybrid financial instruments by simplifying and eliminating exceptions to the accounting for them. SFAS 155 allows financial instruments that have embedded derivatives to be accounted for as a whole (eliminating the need to bifurcate the derivative from its host) if the holder elects to account for the whole instrument on a fair value basis. SFAS 155 also clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS 133, establishes a requirement to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation, clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives, and amends SFAS 140 to eliminate the prohibition on a qualifying special-purpose entity from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial instrument.

SFAS 155 will be effective for the Company's financial statements beginning on January 1, 2007 and will be applied to financial instruments created or modified after that date. Adoption of SFAS 155 is not expected to result in a material impact on the Company's consolidated financial statements.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

   Statement of Position 05-1 - "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts" ("SOP 05-1")

In September 2005, the Accounting Standards Executive Committee ("AcSEC") of the American Institute of Certified Public Accountants ("AICPA") issued SOP 05-1. SOP 05-1 provides guidance on accounting for deferred acquisition costs of internal replacements of insurance and investment contracts. An internal replacement that is determined to result in a replacement contract that is substantially changed from the replaced contract should be accounted for as an extinguishment of the replaced contract. Unamortized deferred acquisition costs, unearned revenue liabilities, and deferred sales inducement assets from extinguished contracts should no longer be deferred and instead be charged off to expense.

SOP 05-1 is effective for internal replacements occurring in fiscal years beginning after December 15, 2006. Retrospective adoption is not permitted. In connection with the Company's adoption of SOP 05-1 as of January 1, 2007, there was no cumulative effect adjustment recorded to the Company's consolidated financial statements.

   Emerging Issues Task Force Issue No. 04-5 "Investor's Accounting for an Investment in a Limited Partnership When the Investor Is the Sole General Partner and the Limited Partners Have Certain Rights" ("EITF 04-5")

In July 2005, the Emerging Issues Task Force of the FASB issued EITF 04-5. EITF 04-5 mandates a rebuttable presumption that the general partner of a partnership (or managing member of a limited liability company) controls the partnership and should consolidate it, unless limited partners have either substantive kickout rights (defined as the ability to remove the general partner without cause by action of simple majority) or have substantive participating rights (defined as the ability to be actively involved in managing the partnership) or the partnership is a Variable Interest Entity ("VIE"), in which case VIE consolidated accounting rules should instead be followed. The Company's adoption of EITF 04-5 in 2006 resulted in no impact to the Company's consolidated financial statements.

   Statement of Financial Accounting Standards No. 154 - Accounting Changes and Error Corrections- a replacement of APB Opinion No. 20 and Statement of Financial Accounting Standards No. 3 ("SFAS 154")

In May 2005, the FASB issued SFAS 154, which replaces Accounting Principles Board ("APB") Opinion 20, "Accounting Changes", and SFAS 3, "Reporting Accounting Changes in Interim Financial Statements", and which changes the requirements for the accounting for and reporting of a change in accounting principle. This Statement applies to all voluntary changes in accounting principle. It also applies to changes required by an accounting pronouncement in the unusual instance that the pronouncement does not include specific transition provisions.

SFAS 154 requires retrospective application to prior periods' financial statements of changes in accounting principle. SFAS 154 carries forward without change the guidance contained in Opinion 20 for reporting the correction of an error in previously issued financial statements and reporting a change in accounting estimate, and also carries forward requirements for justification of a change in accounting principle on the basis of preferability.

The adoption of SFAS 154 on January 1, 2006 had no immediate impact on the Company's consolidated financial statements.

   SFAS No. 123 (revised 2004) - Share Based Payment ("SFAS 123(R)")

In December 2004, the FASB issued SFAS 123R, which is a revision of SFAS 123, "Accounting for Stock-Based Compensation". SFAS 123(R) supersedes APB Opinion No. 25, "Accounting for Stock Issued to Employees", and amends SFAS 95, "Statement of Cash Flows". Generally, the approach in SFAS 123(R) is similar to the approach described in SFAS 123. However, SFAS 123(R) requires all share-based payments to employees, including grants of employee stock options, to be recognized in the statements of income based on their fair values. Pro forma disclosure is no longer an alternative.

The Company adopted the fair-value based method of accounting for share-based payments effective January 1, 2003 using the prospective method described in SFAS 148, "Accounting for Stock-Based Compensation-Transition and Disclosure". The Company uses the Black-Scholes option-pricing model to estimate the value of stock options of MFC granted to its employees.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Because SFAS 123(R) must be applied not only to new awards but to previously granted awards that are not fully vested on the effective date, and because the Company adopted SFAS 123 using the prospective transition method (which applied only to awards granted, modified or settled after the adoption date), compensation cost for some previously granted awards that were not recognized under SFAS 123 will be recognized under SFAS 123(R). However, had the Company adopted SFAS 123(R) in prior periods, the impact of that standard would have been immaterial to its consolidated financial statements.

   FASB Staff Position 106-2 - Accounting and Disclosure Requirements Related to the Medicare Prescription Drug Improvement and Modernization Act of 2003("FSP 106-2")

In May 2004, the FASB issued FSP 106-2. In accordance with FSP 106-2, the Company recorded a $1 million decrease in accumulated postretirement benefit obligation for the year ended December 31, 2004.

On December 8, 2003, President George W. Bush signed into law the Medicare Prescription Drug Improvement and Modernization Act of 2003 (the "Act"). The Act expanded Medicare, primarily by adding a prescription drug benefit for Medicare eligible retirees effective January 1, 2006. The Act provides for special tax-free subsidies to employers that offer plans with qualifying drug coverage beginning in 2006. Since the subsidy provided by the Company to its retirees for prescription drug benefits meets the criteria for qualifying drug coverage, the Company anticipates that the benefits it pays after 2005 for its retirees will be lower as a result of the new Medicare provisions and has reflected that reduction in its other post-retirement benefit plan liability.

   Statement of Position 03-1 - "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" ("SOP 03-1")

In July 2003, the AcSEC of the AICPA issued SOP 03-1. SOP 03-1 provides guidance on a number of topics including separate account presentation, interests in separate accounts, gains and losses on the transfer of assets from the general account to a separate account, liability valuation, returns based on a contractually referenced pool of assets or index, accounting for contracts that contain death or other insurance benefit features, accounting for reinsurance and other similar contracts, accounting for annuitization guarantees, and sales inducements to contract holders. SOP 03-1 was effective for the Company's consolidated financial statements on January 1, 2004, and resulted in an increase in 2004 net income and shareholder's equity of $48 million (net of income tax expense of $26 million).

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 2 - Investments

The following information summarizes the components of net investment income and net realized investment gains (losses):

                                                          For the year ended
                                                             December 31,
                                                        ----------------------
                                                         2006    2005    2004
                                                        ------  ------  ------
                                                             (in millions)
Net investment income
   Fixed maturities.................................... $  730  $  705  $  692
   Equity securities...................................     24      17      16
   Mortgage loans on real estate.......................    152     157     155
   Real estate.........................................     98      92      86
   Other...............................................    219     233     230
                                                        ------  ------  ------
   Gross investment income.............................  1,223   1,204   1,179
       Less investment expenses........................     60      35      31
                                                        ======  ======  ======

Net investment income.................................. $1,163  $1,169  $1,148
                                                        ======  ======  ======
Net realized investment gains (losses)
   Fixed maturities.................................... $  (54) $  178  $  216
   Equity securities...................................     44      17      34
   Mortgage loans on real estate.......................     13      20      37
   Real estate.........................................      7      (2)      1
   Other...............................................     (5)     (4)     (3)
                                                        ------  ------  ------
Net realized investment gains.......................... $    5  $  209  $  285
                                                        ======  ======  ======

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

As of December 31, 2006 and 2005, all fixed maturity and equity securities were classified as available-for-sale and reported at fair value. The amortized cost and fair value are summarized below for the years indicated:

                                                              December 31, 2006
                                                   ---------------------------------------
                                                               Gross      Gross
                                                   Amortized Unrealized Unrealized  Fair
                                                     Cost      Gains      Losses    Value
                                                   --------- ---------- ---------- -------
                                                                (in millions)
Available-for-Sale:
U.S. government...................................  $ 4,052     $ 47       $  5    $ 4,094
Foreign governments...............................      937      182         --      1,119
Corporate securities..............................    6,079      234         62      6,251
Mortgage-backed securities........................      163        4          2        165
                                                    -------     ----       ----    -------
Total fixed maturities available-for-sale.........   11,231      467         69     11,629
Equity securities.................................      857      182          5      1,034
                                                    -------     ----       ----    -------
   Total fixed maturities and equity securities
     available-for-sale...........................  $12,088     $649       $ 74    $12,663
                                                    =======     ====       ====    =======

                                                              December 31, 2005
                                                   ---------------------------------------
                                                               Gross      Gross
                                                   Amortized Unrealized Unrealized  Fair
                                                     Cost      Gains      Losses    Value
                                                   --------- ---------- ---------- -------
                                                                (in millions)
Available-for-Sale:
U.S. government...................................  $ 4,332     $102       $ 35    $ 4,399
Foreign governments...............................    1,019      221         --      1,240
Corporate securities..............................    5,723      321         56      5,988
Mortgage-backed securities........................      141        4          2        143
                                                    -------     ----       ----    -------
Total fixed maturities available-for-sale.........   11,215      648         93     11,770
Equity securities.................................      478      113          7        584
                                                    -------     ----       ----    -------
   Total fixed maturities and equity securities
     available-for-sale...........................  $11,693     $761       $100    $12,354
                                                    =======     ====       ====    =======

Proceeds from sales of fixed maturity securities were $9,657 million, $8,293 million, and $8,860 million for the years ended December 31, 2006, 2005, and 2004. Gross gains and losses of $114 million and $125 million, respectively, were realized on those sales (2005 - $214 million and $69 million, respectively; 2004 - $252 million and $123 million, respectively). During 2006, other-than-temporary impairments on fixed maturity securities of $54 million (2005 - $0; 2004 - $0) were recognized in the consolidated statements of income.

Proceeds from sales of equity securities were $355 million, $153 million, and $209 million for the years ended December 31, 2006, 2005, and 2004. Gross gains and losses of $48 million and $7 million, respectively, were realized on those sales (2005 - $37 million and $8 million respectively; 2004 - $35 million and $28 million, respectively). In addition, other-than-temporary impairments on equity securities of $10 million, $14 million, and $10 million for the years ended December 31, 2006, 2005, and 2004, respectively, were recognized in the consolidated statements of income.

The Company has a process in place to identify securities that could potentially have an impairment that is other than temporary. This process involves monitoring market events that could impact issuers' credit ratings, business climate, management changes, litigation and government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts and cash flow projections as indicators of credit issues.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

At the end of each quarter, the Manulife Loan Review Committee (the "committee") reviews all securities where market value is less than eighty percent of amortized cost for six months or more to determine whether impairments need to be taken. The committee meets with the management responsible for restructurings, as well as the management of each industry team, and portfolio management. The analysis focuses on each investee company's or project's ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. The results of this analysis are reviewed by the Manulife Credit Committee. The Loan Review Committee includes Manulife's Chief Financial Officer, Chief Investment Officer, Chief Risk Officer, Chief Credit Officer, and other senior management. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturities portfolio.

The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other than temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and (3) the Company's ability and intent to hold the security to maturity or until it recovers in value. To the extent the Company determines that a security is deemed to be other than temporarily impaired the difference between amortized cost and fair value is charged to earnings.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if impairment is other than temporary. These risks and uncertainties include (1) the risk that the committee's assessment of an issuer's ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer, (2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated, (3) the risk that fraudulent information could be provided to the Manulife investment professionals who determine the fair value estimates and other than temporary impairments, and (4) the risk that new information obtained by Manulife, or changes in other facts and circumstances lead it to change it's intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to earnings in a future period.

The cost amounts for both fixed-maturity securities and equity securities are net of the other-than-temporary impairment charges.

As of December 31, 2006 and 2005, there were 425 and 366 fixed maturity securities with an aggregate gross unrealized loss of $69 million and $93 million as of December 31, 2006, and 2005, of which the single largest unrealized loss was $2 million and $4 million as of December 31, 2006 and 2005, respectively. The Company anticipates that these fixed maturity securities will perform in accordance with their contractual terms and currently has the ability and intent to hold these securities until they recover or mature.

As of December 31, 2006 and 2005, there were 75 and 82 equity securities with an aggregate gross unrealized loss of $5 million and $7 million as of December 31, 2006 and 2005, of which the single largest unrealized loss was $1 million and $1 million as of December 31, 2006 and 2005, respectively. The Company anticipates that these equity securities will recover in value.

                                                       Unrealized Losses on Fixed Maturity and Equity Securities
                                                   ----------------------------------------------------------------
                                                                        As of December 31, 2006
                                                   ----------------------------------------------------------------
                                                    Less than 12 months    12 months or more           Total
                                                   --------------------  --------------------  --------------------
                                                    Carrying              Carrying              Carrying
                                                    Value of              Value of              Value of
                                                   Securities            Securities            Securities
                                                   with Gross            with Gross            with Gross
                                                   Unrealized Unrealized Unrealized Unrealized Unrealized Unrealized
Description of securities:                           Losses     Losses     Losses     Losses     Losses     Losses
--------------------------                         ---------- ---------- ---------- ---------- ---------- ----------
US Treasury obligations and direct obligations of
  U.S. government agencies........................   $  451      $ (3)     $  137      $ (2)     $  588      $ (5)
Federal agency mortgage backed securities.........       22        --          71        (2)         93        (2)
Fixed maturity securities issued by foreign
  governments.....................................       --        --          10        --          10        --
Corporate bonds...................................    1,212       (25)      1,175       (37)      2,387       (62)
                                                     ------      ----      ------      ----      ------      ----
   Total fixed maturity securities................    1,685       (28)      1,393       (41)      3,078       (69)
Equity securities.................................       77        (3)         19        (2)         96        (5)
                                                     ------      ----      ------      ----      ------      ----
   Total fixed maturity and equity securities.....   $1,762      $(31)     $1,412      $(43)     $3,174      $(74)
                                                     ======      ====      ======      ====      ======      ====

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

                                                            Unrealized Losses on Fixed Maturity and Equity Securities
                                                        ----------------------------------------------------------------
                                                                             As of December 31, 2005
                                                        ----------------------------------------------------------------
                                                         Less than 12 months    12 months or more           Total
                                                        --------------------  --------------------  --------------------
                                                         Carrying              Carrying              Carrying
                                                         Value of              Value of              Value of
                                                        Securities            Securities            Securities
                                                        with Gross            with Gross            with Gross
                                                        Unrealized Unrealized Unrealized Unrealized Unrealized Unrealized
Description of securities:                                Losses     Losses     Losses     Losses     Losses     Losses
--------------------------                              ---------- ---------- ---------- ---------- ---------- ----------
US Treasury obligations and direct obligations of U.S.
  government agencies..................................   $1,665      $(30)      $222       $ (5)     $1,887     $ (35)
Federal agency mortgage backed securities..............       66        (2)        15         --          81        (2)
Corporate bonds........................................    1,525       (36)       574        (20)      2,099       (56)
                                                          ------      ----       ----       ----      ------     -----
   Total fixed maturity securities.....................    3,256       (68)       811        (25)      4,067       (93)
Equity securities......................................       37        (4)        22         (3)         59        (7)
                                                          ------      ----       ----       ----      ------     -----
   Total fixed maturity and equity securities..........   $3,293      $(72)      $833       $(28)     $4,126     $(100)
                                                          ======      ====       ====       ====      ======     =====

The amortized cost and fair value of fixed maturities as of December 31, 2006, by contractual maturity, are shown below:

                                                              Amortized  Fair
                                                                Cost     Value
                                                              --------- -------
                                                                (in millions)
Available-for-Sale:
Due in one year or less......................................  $   659  $   657
Due after one year through five years........................    1,657    1,686
Due after five years through ten years.......................    4,253    4,262
Due after ten years..........................................    4,499    4,859
                                                               -------  -------
                                                                11,068   11,464
Mortgage-backed securities...................................      163      165
                                                               -------  -------
   Total fixed maturities available-for-sale.................  $11,231  $11,629
                                                               =======  =======

Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties. Corporate requirements and investment strategies may result in the sale of these investments before maturity.

As of December 31, 2006, fixed maturity securities with a fair value of $8 million (2005 - $9 million) were on deposit with government authorities as required by law.

Mortgage loans on real estate

Mortgage loans on real estate are evaluated periodically as part of the Company's loan review procedures and are considered impaired when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the mortgage agreement. The allowance for losses is maintained at a level believed adequate by management to absorb estimated probable credit losses that exist at the balance sheet date. Management's periodic evaluation of the adequacy of the allowance for losses is based on the Company's past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions, and other relevant factors. This evaluation is inherently subjective as it requires estimating the amounts and timing of future cash flows expected to be received on impaired mortgage loans that may be susceptible to significant change. Any change to the valuation allowance for mortgage loans on real estate is reported as a component of net realized investment gains. Interest received on impaired mortgage loans on real estate is included in net investment income in the period received. If foreclosure becomes probable, the measurement method used is based on the collateral value. Foreclosed real estate is recorded at the fair value of the collateral at the date of foreclosure, which establishes a new cost basis.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Mortgage loans on real estate - (continued)

Changes in the allowance for possible losses on mortgage loans on real estate were as follows:

                                     Balance at                      Balance at
                                     Beginning                         End of
(in millions)                        of Period  Additions Deductions   Period
-------------                        ---------- --------- ---------- ----------
Year ended December 31, 2006........    $ 4        $1        $ 3         $2
                                        ---        --        ---         --
Year ended December 31, 2005........    $ 7        $3        $ 6         $4
                                        ---        --        ---         --
Year ended December 31, 2004........    $14        $9        $16         $7
                                        ---        --        ---         --

At December 31, 2006 and 2005, the total recorded investment in mortgage loans considered to be impaired in accordance with Statement of Financial Accounting Standards No. 114, "Accounting by Creditors for Impairment of a Loan," along with the related provision for losses, were as follows:

                                                             As of December 31,
                                                             -----------------
                                                             2006      2005
                                                             ----      ----
                                                             (in millions)
Impaired mortgage loans on real estate with provision for
  losses.................................................... $13       $20
Provision for losses........................................  (2)       (4)
                                                             ---       ---
Net impaired mortgage loans on real estate.................. $11       $16
                                                             ===       ===

All impaired loans have been provided for and no interest is accrued on impaired loans.

The average recorded investment in impaired loans and the interest income recognized on impaired loans were as follows:

                                                      Years Ended December 31,
                                                      ------------------------
                                                      2006     2005    2004
                                                      ----     ----    ----
                                                          (in millions)
Average recorded investment in impaired loans........ $16      $31     $46
Interest income recognized on impaired loans......... $--      $--     $--

The payment terms of mortgage loans on real estate may be restructured or modified from time to time. Generally, the terms of the restructured mortgage loans call for the Company to receive some form or combination of an equity participation in the underlying collateral, excess cash flows or an effective yield at the maturity of the loans sufficient to meet the original terms of the loans.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Mortgage loans on real estate - (continued)

There were no restructured mortgage loans as of December 31, 2006 and 2005, respectively.

At December 31, 2006, the mortgage portfolio was diversified by specific collateral property type and geographic region as displayed below:

                            Carrying                                Carrying
Collateral Property Type     Amount     Geographic Concentration     Amount
------------------------  ------------- ------------------------  -------------
                          (in millions)                           (in millions)
Apartments...............    $  140     East North Central.......    $  328
Industrial...............       495     East South Central.......        39
Office buildings.........       867     Middle Atlantic..........       289
Retail...................       546     Mountain.................       226
Multi family.............       150     New England..............       148
Mixed use................        35     Pacific..................       698
Agricultural.............        63     South Atlantic...........       576
Other....................       152     West North Central.......        11
                                        West South Central.......       133
Allowance for losses.....        (2)    Allowance for losses.....        (2)
                             ------                                  ------
Total....................    $2,446     Total....................    $2,446
                             ======                                  ======

Mortgage loans with outstanding principal balances of $15 million were non-income producing as of December 31, 2006. There was no non-income producing real estate as of December 31, 2006.

Securities Lending

The Company engages in securities lending to generate additional income. Certain securities from its portfolio are loaned to other institutions for certain periods of time. Collateral, which exceeds the market value of the loaned securities, is deposited by the borrower with the Company and retained by the Company until the underlying security has been returned to the Company. The collateral is reported in cash and other liabilities. The market value of the loaned securities is monitored on a daily basis with additional collateral obtained or refunded as the market value fluctuates. As of December 31, 2006 the Company had loaned securities, which are included in invested assets, with a carrying value and market value of approximately $1,332 million and $1,320 million, respectively (2005 - $3,609 million and $3,636 million, respectively).

Note 3 - Derivatives and Hedging Instruments

The Company uses various derivative instruments to hedge and manage its exposure to changes in interest rate levels, foreign exchange rates, and equity market prices, and to manage the duration of assets and liabilities.

The fair value of derivative instruments classified as assets at December 31, 2006 and 2005 was $39 million and $8 million, and is reported on the consolidated balance sheets in other assets. The fair value of derivative instruments classified as liabilities at December 31, 2006 and 2005 was $91 million and $41 million, and is reported on the consolidated balance sheets in other liabilities.

Fair Value Hedges

The Company uses interest rate futures contracts and interest rate swap agreements as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate swap agreements are contracts with counterparties to exchange interest rate payments of a differing character (e.g., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements and currency rate swap agreements is accrued and recognized as a component of net investment income.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

The Company uses cross currency rate swap agreements to manage exposures to foreign currency arising from its consolidated balance sheet assets and liabilities. Cross currency swap agreements involve an initial and final exchange of principal amounts between parties as well as the exchange of fixed or floating interest payments in one currency for the receipt of fixed or floating interest payments in another currency.

For the years ended December 31, 2006, 2005 and 2004, the Company recognized net gains of $3 million, net losses of $2 million, and net losses of $1 million, respectively, related to the ineffective portion of its fair value hedges.

Cash Flow Hedges

The Company also uses interest rate swap agreements to hedge the variable cash flows arising from floating-rate assets held on its consolidated balance sheet. Under interest rate swap agreements, the Company agrees with other parties to exchange, at specific intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed notional principal amount. Generally, no cash is exchanged at the outset of the contract and neither party makes principal payments.

The Company uses cross currency swaps to manage exposures to foreign currency and variable interest rates arising from its on-balance sheet assets. Cross currency swaps involve an initial and final exchange of principal amounts between parties as well as the exchange of fixed or floating interest payments in one currency for the receipt of fixed or floating interest payments in another currency. The Company uses foreign currency forward contracts to hedge foreign exchange risk, as it generates revenue and holds assets in U.S. dollars, but incurs a significant portion of its maintenance and acquisition expenses in Canadian dollars. These foreign currency contracts qualify as cash flow hedges of foreign currency expenses.

For the year ended December 31, 2006, the Company recognized gains of $0 related to the ineffective portion of its cash flow hedge. For the year ended December 31, 2006, all of the Company's hedged forecast transaction qualified as cash flow hedges.

For the year ended December 31, 2006, a net loss of $0.4 million was reclassified from accumulated other comprehensive income to earnings. It is anticipated that approximately $0.2 million will be reclassified from accumulated other comprehensive income to earnings within the next twelve months. The maximum length for which variable cash flows are hedged is 1 year.

For the year ended December 31, 2006, $0 of the Company's cash flow hedges were discontinued because it was probable that the original forecasted transactions would not occur by the end of the originally specified time period documented at inception of the hedging relationship.

For the years ended December 31, 2006 and 2005 losses of $9.8 million and $8.3 million (net of tax of $5.3 million and $4.5 million) representing the effective portion of the change in fair value of derivative instruments designated as cash flow hedges were added to accumulated other comprehensive income, resulting in a net loss balance of $5.0 million and a net gain balance of $5.1 million (net of tax of $2.7 million and $2.8 million) at December 31, 2006 and 2005, respectively.

Derivatives Not Designated as Hedging Instruments

The Company enters into interest rate swap agreements, interest rate floors, and cross currency swap agreements to manage exposure to interest rates and foreign exchange arising from on-balance sheet assets as described above under Fair Value Hedges without designating the derivatives as hedging instruments.

In addition, the Company uses interest rate floor agreements to hedge the interest rate risk associated with minimum interest rate guarantees in certain of its businesses without designating the derivatives as hedging instruments.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Outstanding derivative instruments were as follows:

                                                                      December 31, 2006
                                                        --------------------------------------------
                                                            Notional or
                                                        Contractual Amounts Carrying Value Fair Value
                                                        ------------------- -------------- ----------
                                                                        (in millions)
Outstanding Derivative Instruments:
Interest rate and currency swaps and floors............       $5,810             $(42)        $(42)
Interest rate options written..........................           12               --           --
Equity contracts.......................................           33               --           --
Currency forwards......................................          313              (10)         (10)
                                                              ------             ----         ----
Total..................................................       $6,168             $(52)        $(52)
                                                              ======             ====         ====

                                                                      December 31, 2005
                                                        --------------------------------------------
                                                            Notional or
                                                        Contractual Amounts Carrying Value Fair Value
                                                        ------------------- -------------- ----------
                                                                            (in millions)
Outstanding Derivative Instruments:
Interest rate and currency swaps and floors............       $1,694             $(39)        $(39)
Interest rate options written..........................           12               --           --
Equity contracts.......................................            5               --           --
Currency forwards......................................          258                6            6
                                                              ------             ----         ----
Total..................................................       $1,969             $(33)        $(33)
                                                              ======             ====         ====

Note 4 - Income Taxes

JH USA and its subsidiaries (collectively the "companies") join with MIC and other affiliates in filing a consolidated federal income tax return. John Hancock Life Insurance Company of New York ("JHNY"), a wholly-owned subsidiary of the Company, filed separate federal income tax returns for the years ended December 31, 2005 and 2004. JHNY will join the companies in filing a consolidated federal income tax return for the year ended December 31, 2006.

In accordance with the income tax sharing agreements in effect for the applicable tax years, the Company's income tax provision (or benefit) is computed as if JH USA and the companies each filed separate federal income tax returns. The tax charge to each of the respective companies will not be more than that which each company would have paid on a separate return basis. Intercompany settlements of income taxes are made through an increase or reduction to amounts due to or from affiliates. Such settlements occur on a periodic basis in accordance with the tax sharing agreement. Tax benefits from operating losses are provided at the U.S. statutory rate plus any tax credits attributable, provided the consolidated group utilizes such benefits currently.

The components of income taxes were as follows:

                                                           For the Year Ended
                                                              December 31,
                                                          ---------------------
                                                           2006    2005   2004
                                                          ------  ------ ------
                                                              (in millions)
Current taxes:
Federal..................................................   $ (7)   $128   $ 40
                                                          ------  ------ ------
Deferred taxes:
Federal..................................................   $230    $119   $128
                                                          ------  ------ ------
Total income taxes.......................................   $223    $247   $168
                                                          ======  ====== ======

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Income before federal income taxes differs from taxable income principally due to tax-exempt investment income, dividends received tax deductions, differences in the treatment of acquisition costs, and differences in reserves for policy and contract liabilities for tax and financial reporting purposes.

A reconciliation of income taxes computed by applying the 35% federal income tax rate to income before income taxes and cumulative effect of accounting change to income tax expense charged to operations follows:

                                                             For the Year Ended
                                                               December 31,
                                                             ----------------
                                                             2006   2005  2004
                                                             ----   ----  ----
                                                               (in millions)
Tax at 35%.................................................. $257   $278  $202
Add (deduct):
   Prior year taxes.........................................   (4)    (9)   --
   Tax exempt investment income.............................  (42)   (28)  (22)
   Other....................................................   12      6   (12)
                                                             ----   ----  ----
       Total income taxes................................... $223   $247  $168
                                                             ====   ====  ====

Deferred income tax assets and liabilities result from tax affecting the differences between the financial statement values and tax values of assets and liabilities at each consolidated balance sheet date. The significant components of the Company's deferred tax assets and liabilities were as follows:

                                                                   December 31,
                                                                 -------------
                                                                  2006    2005
                                                                 ------  ------
                                                                 (in millions)
Deferred tax assets:
   Policy reserve adjustments................................... $  891  $1,068
   Tax credits..................................................     79      --
   Other........................................................      7       6
                                                                 ------  ------
       Total deferred tax assets................................ $  977  $1,074
                                                                 ------  ------
Deferred tax liabilities:
   Deferred acquisition costs................................... $  989  $  889
   Unrealized gains on securities available-for-sale............    353     377
   Premiums receivable..........................................     21      23
   Investments..................................................    236     283
   Reinsurance..................................................     97      53
   Other........................................................     43      59
                                                                 ------  ------
       Total deferred tax liabilities...........................  1,739   1,684
                                                                 ------  ------
       Net deferred tax liabilities............................. $  762  $  610
                                                                 ======  ======

As of December 31, 2006, the Company had utilized all available operating loss carry forwards from prior years and had $79 million of unused tax credits. Unused tax credits will expire in various years through 2025. The Company believes that it will realize the full benefit of its deferred tax assets.

The Company made income tax payments of $9 million, $66 million, and $4 million in 2006, 2005, and 2004, respectively.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 5 - Related Party Transactions

The Company has formal service agreements with MLI, which can be terminated by either party upon two months notice. Under the various agreements, the Company will pay direct operating expenses incurred by MLI on behalf of the Company. Services provided under the agreements include legal, actuarial, investment, data processing, accounting and certain other administrative services. Costs incurred under the agreements were $386 million, $352 million, and $281 million for the years ended December 31, 2006, 2005, and 2004.

There are two service agreements, both effective as of April 28, 2004, between the Company and John Hancock Life Insurance Company ("JHLICO"). Under one agreement, the Company provides services to JHLICO, and under the other JHLICO provides services to the Company. In both cases, the Provider of the services can also employ a "Provider Affiliate" to provide services. In the case of the service agreement where JHLICO provides services to the Company, a "Provider Affiliate" means JHLICO's parent, JHFS, and its direct and indirect subsidiaries. Net services provided by the Company to JHLICO were $111 million for the year ended December 31, 2006, $92 million for the year ended
December 31, 2005, and approximately $61 million for the eight months ended December 31, 2004. As of December 31, 2006 and 2005 there were accrued receivables from JHLICO to the Company of $104 million and $37 million, respectively.

Management believes the allocation methods used for service agreements are reasonable and appropriate in the circumstances; however, the Company's consolidated balance sheet may not necessarily be indicative of the financial condition that would have existed if the Company operated as an unaffiliated entity.

The Company paid no dividends to MIC during 2006. During 2005, the Company paid dividends of $200 million to MIC.

On December 14, 2006, the Company issued one share of common stock to MIC for $71 million in cash.

MFC also provides a claims paying guarantee to certain U.S. policyholders.

On December 20, 2002, the Company entered into a reinsurance agreement with Manulife Reinsurance Limited (Bermuda) (MRL), an affiliated company, to reinsure a block of variable annuity business. The contract reinsures all risks; however, the primary risk reinsured is investment and lapse risk with only limited coverage of mortality risk. Accordingly, the contract was classified as financial reinsurance and given deposit-type accounting treatment. Under the terms of the agreement, the Company received a ceding commission of $371 million, $338 million, and $169 million for the years ended December 31, 2006, 2005, and 2004. These are classified as unearned revenue. The amounts are being amortized to income as payments are made to MRL. The balance of this unearned revenue as of December 31, 2006 and 2005 was $425 million and $423 million.

On December 31, 2003, the Company entered into a reinsurance agreement with an affiliate, Manulife Reinsurance (Bermuda) Limited (MRBL), to reinsure 90% of the non-reinsured risk of the closed block of participating life insurance business. As approximately 90% of the mortality risk is covered under previously existing contracts with third party reinsurers and the resulting limited mortality risk is inherent in the new contract with MRBL, it was classified as financial reinsurance and given deposit-type accounting treatment. Title to the assets supporting this block of business was transferred to MRBL under the terms of the agreement. Included in amounts due from affiliates at December 31, 2006 and 2005 was $2,616 million and $2,469 million representing the receivable from MRBL for the transferred assets, which are accounted for in a similar manner as invested assets available-for-sale.

Pursuant to a promissory note issued December 19, 2000 and to a Credit Agreement of the same date, the Company borrowed $250 million from an affiliate, Manulife Hungary Holdings KFT ("MHHL"). The maturity date with respect to this note is 365 days following the date of the borrowing; however, the note is normally renegotiated at each anniversary date. Interest is calculated at a fluctuating rate equal to 3-month LIBOR plus 25 basis points and is payable quarterly. The interest rate was 5.61% as of December 31, 2006. On December 30, 2002, the Company repaid $176 million of the original principal balance. The principal balance outstanding as of December 31, 2006 and 2005 was $74 million.

Pursuant to a promissory note issued August 7, 2001 and to a Credit Agreement of the same date, the Company borrowed $4 million from MHHL. The maturity date with respect to this note is 365 days after the date of the borrowing; however, the note is normally renegotiated at each anniversary date. Interest is calculated at a fluctuating rate equal to 3-month LIBOR plus 25 basis points and is payable quarterly. The interest rate was 5.61% as of December 31, 2006.

Pursuant to a demand promissory note dated August 16, 2006, the Company borrowed $8 million from an affiliate, P.T. Manulife Aset Manajemen Indonesia. Interest is calculated at a fluctuating rate equal to 3 month LIBOR and is payable quarterly. The interest rate was 5.37% as of December 31, 2006. The Company repaid the note on February 20, 2007.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Pursuant to a Note Purchase Agreement dated November 10, 2006, the Company issued a note of same date to JHLICO in the amount of $90 million, due
December 1, 2011 and secured by a mortgage on the Company's property at 601 Congress Street, Boston, MA. The note provides for interest-only payments of $0.4 million per month commencing January 1, 2007 through November 1, 2011. The interest rate for the term of this note is fixed at 5.73%.

Pursuant to a demand promissory note dated December 22, 2006, the Company borrowed $136 million from an affiliate, Manulife Holdings (Delaware) LLC. Interest is calculated at a fluctuating rate equal to 3 month LIBOR plus 30 basis points and is payable quarterly. The interest rate was 5.70% as of December 31, 2006.

On December 28, 2006 the Company sold real estate held for investment with a net book value of $17 million to JHILCO for $150 million in cash. Since this sale was accounted for as a transaction between entities under common control, the difference between the net book value and sales price resulted in an increase of $87 million (net of tax of $46 million) to the Company's paid in capital as of December 31, 2006.

At December 31, 2005, the Company had one note receivable from MRL with a carrying value of $18 million. The note matured and was repaid on May 11, 2006.

The Company has two liquidity pools in which affiliates can invest excess cash. Terms of operation and participation in the liquidity pool are set out in two Liquidity Pool and Loan Facility Agreements. The first agreement, effective
May 28, 2004, is between the Company and various MFC affiliates. The second agreement, effective May 27, 2005, allows JHFS and subsidiaries acquired as a result of the 2004 merger with MFC to also participate in the arrangement. The maximum aggregate amount that the Company can accept into these Liquidity Pools is $2.5 billion. By acting as the banker the Company can earn a spread over the amount it pays its affiliates and this aggregation and resulting economies of scale allows the affiliates to improve the investment return on their excess cash. Interest payable on the funds will be reset daily to the one-month
U.S. Dollar London Inter-Bank Bid ("LIBID").

The following table exhibits the affiliates and their participation in the Company's liquidity pools:

                                                      December 31, December 31,
                                                          2006         2005
                                                      ------------ ------------
                                                            (in millions)
                     Affiliate

Manulife Investment Corporation......................    $   61       $   78
Manulife Reinsurance Ltd.............................       308           46
Manulife Reinsurance (Bermuda) Ltd...................       317           74
Manulife Hungary Holdings KFT........................        33           20
Manulife Insurance Company...........................        51           15
John Hancock Life Insurance Company..................       550        1,500
John Hancock Variable Life Insurance Company.........       202          136
John Hancock Insurance Company of Vermont............        71           --
John Hancock Reassurance Co, Ltd.....................       236          224
John Hancock Financial Services, Inc.................        56           82
The Berkeley Financial Group, LLC....................        28            8
John Hancock Signature Services, Inc.................         4            9
                                                         ------       ------
   Total.............................................    $1,917       $2,192
                                                         ======       ======

The balances above are reported on the consolidated balance sheets as amounts due to affiliates.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 6 - Reinsurance

The effect of reinsurance on life, health, and annuity premiums written and earned was as follows:

                                      For the years ended December 31,
                               ----------------------------------------------
                                    2006            2005            2004
                               --------------  --------------  --------------
                                  Premiums        Premiums        Premiums
                               --------------  --------------  --------------
                               Written Earned  Written Earned  Written Earned
                               ------- ------  ------- ------  ------- ------
Direct........................ $1,294  $1,294  $1,319  $1,319  $1,297  $1,284
Assumed.......................    376     405     287     315     299     320
Ceded.........................   (685)   (685)   (764)   (764)   (661)   (661)
                               ------  ------  ------  ------  ------  ------
Net Premiums.................. $  985  $1,014  $  842  $  870  $  935  $  943
                               ======  ======  ======  ======  ======  ======

For the years ended December 31, 2006 and 2005 and 2004, benefits to policyholders under life, health and annuity ceded reinsurance contracts were $423 million, $492 million, and $391 million, respectively.

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics among the reinsurers.

Note 7 - Pension Benefit Plans and Other Postretirement Benefit Plans

The Company sponsors a non-contributory pension plan entitled "The Manulife Financial U.S. Cash Balance Plan" (the "Plan").

Pension benefits are provided to participants of the Plan after three years of vesting service with the Company and are a function of the length of service together with final average earnings. The normal form of payment under the Plan is a life annuity, payable at the normal retirement age of 65, and is actuarially equivalent to the cash balance account. Various optional forms of payment are available including lump sum. Early retirement benefits are actuarially equivalent to the cash balance account, but are subsidized for participants who were age 45 with five or more years vesting service with the Company as of July 1, 1998 and who terminate employment after attaining age 50 and have completed 10 years of service.

Cash balance accounts under the Plan are credited annually with contribution credits and semi-annually with interest credits. Future contribution credits will vary based on service. Interest credits are based on the greater of one-year U.S. Treasury Constant Maturity Bond yields or 5.25% per annum.

Actuarial valuation of accumulated Plan benefits are based on projected salaries, an assumed discount rate, and best estimates of investment yields on Plan assets, mortality of participants, employee termination, and ages at retirement. Pension costs that relate to current service are funded as they accrue and are charged to earnings of the Company in the current period. Vested benefits are fully funded. Experience gains and losses are amortized to income of the Company over the estimated average remaining service lives of the Plan participants. No contributions were made during the years ended December 31, 2004 though 2006 because the Plan was subject to the full funding limitation under the Internal Revenue Code.

As of December 31, 2006 and 2005, the projected benefit obligation to the participants in the Plan was $88 million and $85 million, and the accumulated benefit obligation was $77 million and $74 million respectively. The fair value of the Plan assets was $75 million and $71 million as of December 31, 2006 and 2005.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 7 - Pension Benefit Plans and Other Postretirement Benefit
Plans - (continued)

The Company also sponsors an unfunded supplemental cash balance plan entitled "The Manulife Financial U.S. Supplemental Cash Balance Plan" (the "Supplemental Plan"). This non-qualified plan provides defined pension benefits in excess of limits imposed by law. Compensation is not limited and benefits are not restricted by the Internal Revenue Code.

Benefits under the Supplemental Plan are provided to participants who terminate after three years of service. The default form of payment under this plan is a lump sum, although participants may elect to receive payment in the form of an annuity provided that such an election is made within the time period prescribed in the Supplemental Plan. If an annuity form of payment is elected, the amount payable is equal to the actuarial equivalent of the participant's balance under the Supplemental Plan, using the factors and assumptions for determining immediate annuity amounts applicable to the participant under the Plan.

Cash balance contribution credits for the Supplemental Plan vary with service, and interest credits are based on the greater of one-year U.S. Treasury Constant Maturity Bond yields or 5.25% per annum. The annual contribution credits are made in respect of the participant's compensation that is in excess of the limit set by the Internal Revenue Code. Together, these contributions serve to restore to the participant the benefit that he/she would have been entitled to under the Plan's benefit formula except for the pay and benefit limitations in the Internal Revenue Code.

As of December 31 2006 and 2005, the projected benefit obligation to the participants in the Supplemental Plan was $33 million. The accumulated benefit obligation as of December 31, 2006 and 2005 was $30 million. The fair value of Supplemental Plan assets was $0 as of December 31, 2006 and 2005.

As of December 31, 2006, the Plan was merged with the qualified pension plan of an affiliated company, JHLICO. Pursuant to the merger all of the assets of the former plans are commingled. The aggregate pool of assets from the former plans is available to meet the obligations of the merged plan. The merger is not expected to have a material effect on the consolidated financial statements of the Company.

The Company sponsors a defined contribution 401(k) savings plan, which is subject to the provisions of the Employee Retirement Income Security Act of 1974. The Company contributed $3 million in 2006 (2005 - $4 million; 2004 - $2 million).

In addition to the retirement plans, the Company sponsors a Post-retirement Benefit Plan that provides retiree medical and life insurance benefits to those who have attained age 50 and have 10 or more years of service with the Company. This Plan provides primary medical coverage for retirees and spouses under age
65. When the retirees or the covered spouses reach age 65, Medicare provides primary coverage and this plan provides secondary coverage. This Plan is contributory with the amount of contribution based on the service of the employees as at the time of retirement. It also provides the employee with a life insurance benefit of 100% of the salary just prior to retirement up to a maximum of $150,000. This life insurance benefit is reduced to 65% on the first of January following retirement, and is further reduced to 30% at age 70.

On December 8, 2003, the Medicare Prescription Drug, Improvement and Modernization Act of 2003 (the "Act") was signed into law. The Act introduced a prescription drug benefit under Medicare, as well as a federal subsidy to sponsors of retiree health care benefit plans that provide a benefit that is at least actuarially equivalent to Medicare. As a result of the prescription drug subsidy, the accumulated post retirement benefit obligation at December 31, 2006, has been reduced by a deferred actuarial gain in the amount of $1.7 million to reflect the effect of the subsidy related to benefits attributed to past service. The amortization of the actuarial gain and reduction of service and interest cost resulted in a reduction of net periodic post retirement benefit cost for the year ended December 31, 2006 of $0.1 million.

As discussed in Note 1, in September 2006 the FASB issued SFAS 158. SFAS 158 requires an employer on a prospective basis to recognize the overfunded or underfunded status of its defined benefit pension and postretirement plans as an asset or liability on its balance sheet and to recognize changes in that funded status in the year in which the changes occur through comprehensive income. The Company adopted SFAS 158 on December 31, 2006. See below for the effects for the adoption as well as the related disclosure requirements.

The Company accounts for its Post-retirement Benefit Plan using the accrual method. As of December 31, 2006 and 2005, the benefit obligation of the Post-retirement Benefit Plan was $28 million and $35 million, respectively. The Post-Retirement Benefit Plan is unfunded. Post-retirement benefit plan expenses for 2006 were $2 million (2005 - $4 million; 2004 - $3 million).

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 7 - Pension Benefit Plans and Other Postretirement Benefit
Plans - (continued)

Information applicable to the Employee Retirement Plans and the Post-retirement Benefit Plan as estimated by a consulting actuary for the year ended
December 31, 2006 and 2005 was as follows:

Obligations and Funded Status:

                                                             Years Ended December 31,
                                                             -------------------------------
                                                              Employee        Post-retirement
                                                             Retirement Plans Benefit Plan
                                                             ---------------  --------------
                                                             2006     2005    2006    2005
                                                             ----     ----    ----    ----
                                                                  (in millions)
Change in benefit obligation:
Benefit obligation at beginning of year..................... $118     $106    $ 35    $ 30
Service cost................................................    6        6      --       2
Interest cost...............................................    6        6       2       2
Actuarial (gain)/loss.......................................   (3)       8      (7)      1
Plan amendments.............................................   --       --      --       1
Benefits paid...............................................   (6)      (8)     (2)     (1)
                                                              ----     ----    ----    ----
Benefit obligation at end of year........................... $121     $118    $ 28    $ 35
                                                              ====     ====    ====    ====
Change in plan assets:
Fair value of plan assets at beginning of year.............. $ 71     $ 74    $ --    $ --
Actual return on plan assets................................    9        3      --      --
Employer contribution.......................................    2        2       2       1
Benefits paid...............................................   (7)      (8)     (2)     (1)
                                                              ----     ----    ----    ----
Fair value of plan assets at end of year.................... $ 75     $ 71    $ --    $ --
                                                              ====     ====    ====    ====
Funded status at year end................................... $(46)    $(47)   $(28)   $(35)
Unrecognized actuarial loss/(gain) (1)......................   --       53      --      (4)
Unrecognized prior service cost (1).........................   --        2      --      --
                                                              ----     ----    ----    ----
Net amount recognized....................................... $(46)    $  8    $(28)   $(39)
                                                              ====     ====    ====    ====
Amounts recognized in the consolidated balance sheets:
Prepaid benefit cost........................................ $ --     $ 30    $ --    $ --
Accrued benefit liability...................................  (46)      --     (28)     --
Accrued benefit liability including minimum liability (1)...   --      (62)     --     (39)
Intangible asset (1)........................................   --        2      --      --
Accumulated other comprehensive income......................   --       38      --      --
                                                              ----     ----    ----    ----
Net amount recognized....................................... $(46)    $  8    $(28)   $(39)
                                                              ====     ====    ====    ====

--------
(1) As a result of the adoption of SFAS 158 on December 31, 2006, these items are no longer applicable.

The incremental effects of applying SFAS 158 to individual line items in the consolidated balance sheet on December 31, 2006 were as follows:

                                                                Incremental effect
                                                       Pre SFAS    of adopting     Post SFAS
                                                         158         SFAS 158         158
                                                       -------- ------------------ ---------
                                                                  (in millions)
Other assets..........................................   1,299         (23)           1,276
   Total assets....................................... 124,635         (23)         124,612

Deferred income tax liability.........................     760           2              762
Other liabilities.....................................   1,520         (28)           1,492
   Total liabilities.................................. 119,856         (26)         119,830

Accumulated other comprehensive income................     636           3              639
   Total shareholder's equity.........................   4,779           3            4,782

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 7 - Pension Benefit Plans and Other Postretirement Benefit
Plans - (continued)

Obligations and Funded Status (continued):

Information for pension plans with accumulated benefit obligations in excess of plan assets was as follows:

                                                               As of
                                                             December 31,
                                                             ------------
                                                             2006    2005
                                                             ----    ----
                                                             (in millions)
Projected benefit obligation................................ $121    $118
Accumulated benefit obligation..............................  107     104
Fair value of plan assets...................................   75      71

Components of Net Periodic Benefit cost were as follows:

                                                   Years Ended December 31,
                                                   -----------------------
                                                                  Other
                                                    Pension     Postretirement
                                                     Benefits     Benefits
                                                   -----------  -----------
                                                   2006   2005  2006     2005
                                                   ----   ----  ----     ----
                                                      (in millions)
Service cost...................................... $ 6    $ 6   $--      $ 2
Interest cost ....................................   6      6     2        2
Expected return on plan assets ...................  (5)    (5)   --       --
Amortization of prior service cost ...............  --     --    --        1
Recognized actuarial loss (gain) .................   3      3    --       (1)
                                                   ---    ---   ---      ---
Net periodic benefit cost ........................ $10    $10   $ 2      $ 4
                                                   ===    ===   ===      ===

The amounts included in "Accumulated Other Comprehensive Income" expected to be recognized as components of net periodic cost in 2007 are as follows:

                                                                     Other
                                                        Pension  Postretirement
                                                        Benefits    Benefits
                                                        -------- --------------
                                                             (in millions)
Amortization of prior service cost.....................   $0.2        $0.1
Amortization of actuarial (gain) loss, net.............    0.3          --
                                                          ----        ----
Total..................................................   $0.5        $0.1
                                                          ====        ====

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 7 - Pension Benefit Plans and Other Postretirement Benefit Plans - (continued)

Projections for benefit payments for the next ten years are as follows:

Projected Employer Pension Benefits Payments

                                                Total      Total
     Year                                     Qualified Nonqualified Total
     ----                                     --------- ------------ -----
                                                     (in millions)
     2007                                        $ 6        $ 2       $ 8
     2008                                          5          2         7
     2009                                          6          2         8
     2010                                          6          2         8
     2011                                          7          2         9
     2012-2016                                    38         14        52

Projected Employer Postretirement Benefits Payments(includes Future Service Accruals)

                                                        Medicare
                                                Gross    Part D    Net
      Year                                     Payments Subsidy  Payments
      ----                                     -------- -------- --------
                                                     (in millions)
      2007                                      $ 1.7     $.1      $1.6
      2008                                        1.8      .2       1.6
      2009                                        1.8      .2       1.6
      2010                                        1.8      .1       1.7
      2011                                        1.9      .2       1.7
      2012-2016                                  10.0      .7       9.3

The information that follows shows supplemental information for the Company's defined benefit pension plans. Certain key summary data is shown separately for qualified plans and non-qualified plans.

Obligations and Funded Status:

                                                                         Years Ended December 31,
                                                         --------------------------------------------------------
                                                                     2006                         2005
                                                         ---------------------------  ---------------------------
                                                                               (in millions)
                                                         Qualified Nonqualified       Qualified Nonqualified
                                                           Plans      Plans     Total   Plans      Plans     Total
                                                         --------- ------------ ----- --------- ------------ -----
Benefit obligation at the end of year...................   $ 88        $ 33     $121    $ 85        $ 33     $118
Fair value of plan assets at end of year................     75          --       75      71          --       71
Funded status (assets less obligations).................    (13)        (33)     (46)    (14)        (33)     (47)
Unrecognized net actuarial loss.........................     --          --       --      42          11       53
Unrecognized prior service cost.........................     --          --       --       2          --        2
                                                           ----        ----     ----    ----        ----     ----
Prepaid (accrued) benefit cost..........................   $(13)       $(33)    $(46)   $ 30        $(22)    $  8
                                                           ====        ====     ====    ====        ====     ====
Amounts recognized in the consolidated balance sheets:
Prepaid benefit cost....................................   $ --        $ --     $ --    $ 30        $ --     $ 30
Accrued benefit liability(1)............................    (13)        (33)     (46)
Accrued benefit liability including minimum liability(1)     --          --       --     (33)        (29)     (62)
Intangible asset (1)....................................     --          --       --       2          --        2
Accumulated other comprehensive income..................     --          --       --      31           7       38
                                                           ----        ----     ----    ----        ----     ----
Net amount recognized...................................   $(13)       $(33)    $(46)   $ 30        $(22)    $  8
                                                           ====        ====     ====    ====        ====     ====
--------
(1) As a result of the adoption of SFAS 158 on December 31, 2006, these items are no longer applicable.

Components of net periodic benefit cost:
Service cost............................................   $  5        $  1     $  6    $  5        $  1     $  6
Interest cost...........................................      4           2        6       4           2        6
Expected return on plan assets..........................     (5)         --       (5)     (5)         --       (5)
Actuarial loss amortization.............................      3          --        3       2           1        3
                                                           ----        ----     ----    ----        ----     ----
Net periodic benefit cost...............................   $  7        $  3     $ 10    $  6        $  4     $ 10
                                                           ====        ====     ====    ====        ====     ====

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 7 - Pension Benefit Plans and Other Postretirement Benefit Plans - (continued)

Assumptions:

Weighted-average assumptions used to determine benefit obligation were as follows:

                                                Years Ended December 31,
                                              ------------------------------
                                                                  Other
                                                               Postretirement
                                              Pension Benefits   Benefits
                                              ------- -------- -------------
                                               2006     2005   2006    2005
                                              ------- -------- ----   -----
Discount rate................................  5.75%    5.50%  5.75%   5.50%
Rate of compensation increase................  4.00%    4.00%   N/A     N/A
Health care trend rate for following year....   N/A      N/A   9.50%  10.00%
Ultimate trend rate..........................   N/A      N/A   5.00%   5.00%
Year ultimate rate reached...................   N/A      N/A   2016    2016

Weighted-average assumptions used to determine net periodic benefit cost were as follows:

                                                 Years Ended December 31,
                                              -----------------------------
                                                                   Other
                                                               Postretirement
                                              Pension Benefits   Benefits
                                              ------- -------- ------------
                                               2006     2005    2006    2005
                                              ------- -------- -----   -----
Discount rate................................  5.50%    5.75%   5.50%   5.75%
Expected long-term return on plan assets.....  8.25%    8.25%    N/A     N/A
Rate of compensation increase................  4.00%    4.00%    N/A     N/A
Health care trend rate for following year....   N/A      N/A   10.00%  10.50%
Ultimate trend rate..........................   N/A      N/A    5.00%   5.00%
Year ultimate rate reached...................   N/A      N/A    2016    2016

The Company generally determines the assumed long-term rate of return on plan assets based on the rate expected to be earned for plan assets. The asset mix based on the long-term investment policy and range of target allocation percentages of the plans and the Capital Asset Pricing Model are used as part of that determination.

As of December 31, 2006 and 2005, the total accumulated Post-Retirement Benefit Plan obligation was $28 million and $35 million, respectively. The accumulated post-retirement benefit obligation for fully eligible active employees was $3 million as of December 31, 2006 and $4 million as of December 31, 2005. The accumulated post-retirement benefit obligation for ineligible active employees was $4 million as of December 31, 2006 and 2005. For measurement purposes as of December 31, 2006, a 9.5% annual rate of increase in the per capita cost of covered health care benefits was assumed for 2006 for both pre-65 and post-65 coverage.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 7 - Pension Benefit Plans and Other Postretirement Benefit Plans - (continued)

Assumed health care cost trend rates have a significant effect on the amounts reported for the healthcare plans. A one-percentage point change in assumed health care cost trend rates would have the following effects:

                                               1-Percentage   1-Percentage
                                              Point Increase Point Decrease
                                              -------------- --------------
                                                      (in millions)
Effect on total service and interest costs
  in 2006....................................      $0.1          $(0.1)
Effect on postretirement benefit obligations
  as of December 31, 2006....................      $  2          $  (1)

Plan Assets

The Company's weighted-average asset allocations for its U.S. Cash Balance Plan at December 31, 2006 and 2005 by asset category were as follows:

                                                               Plan Assets
                                                             at December 31,
                                                             --------------
                                                             2006    2005
                                                             ----    ----
Asset Category
--------------
Equity securities...........................................  66%     65%
Fixed maturity securities...................................  29      31
Real estate.................................................   5       4
                                                             ---     ---
Total....................................................... 100%    100%
                                                             ===     ===

The target asset allocations for the Company's pension plans are summarized below for major asset categories:

Asset Category
--------------
Equity securities........................................... 40% - 80%
Fixed maturity securities................................... 20% - 60%
Real estate.................................................  0% - 5%

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 8 - Commitments and Contingencies

Commitments

As of December 31, 2006, the Company had outstanding commitments involving five mortgage applications in the United States for a total of $38 million to be disbursed in 2007.

On December 19, 2006 the Company entered into a purchase and sale agreement to acquire $154 million of real estate to be held for investment. The purchase closed on February 6, 2007.

During 2001, the Company entered into an office ground lease agreement, which expires on September 20, 2096. The terms of the lease agreement provide for adjustments in future periods. The approximate minimum aggregate rental commitments on the ground lease together with other rental office space commitments were as follows:

                                                        Operating
                                                         Leases
                                                      -------------
                                                      (in millions)
             2007....................................     $  2
             2008....................................        2
             2009....................................        2
             2010....................................        2
             2011....................................        2
             Thereafter..............................      200
                                                          ----
             Total...................................     $210
                                                          ====

There were no other material operating leases in existence as of December 31, 2006.

Legal Proceedings. The Company is regularly involved in litigation, both as a defendant and as a plaintiff. The litigation naming it as a defendant ordinarily involves its activities as a provider of insurance protection and wealth management products, as well as an investment adviser, employer and taxpayer. In addition, state regulatory bodies, state attorneys general, the United States Securities and Exchange Commission, the National Association of Securities Dealers, Inc. and other government and regulatory bodies regularly make inquiries and, from time to time, require the production of information or conduct examinations concerning the Company's compliance with, among other things, insurance laws, securities laws, and laws governing the activities of broker-dealers. As with many other companies in the financial services industry, the Company has been requested or required by such government and regulatory authorities to provide information with respect to market timing, late trading and sales compensation and broker-dealer practices with respect to variable investment options underlying variable life and annuity products and other separate account products. It is believed that these inquiries are similar to those made to many financial service companies by various agencies into practices, policies and procedures relating to trading in mutual fund shares and sales compensation and broker-dealer practices. The Company intends to continue to cooperate fully with government and regulatory authorities in connection with their respective inquiries. The Company does not believe that the conclusion of any current legal or regulatory matters, either individually or in the aggregate, will have a material adverse effect on its consolidated financial position.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 9 - Shareholder's Equity

Capital Stock

The Company has two classes of capital stock:

Preferred stock, $1.00 par value, 50,000,000 shares authorized, 100,000 shares issued and outstanding at December 31, 2006 and 2005.

Common stock, $1.00 par value, 50,000,000 shares authorized at December 31, 2006 and 2005, 4,728,935 shares issued and outstanding at December 31, 2006 (4,728,934 issued and outstanding at December 31, 2005).

Accumulated Other Comprehensive Income

Changes in accumulated other comprehensive income for the years indicated are presented below:

                                                                                  Net
                                                                      Net     Accumulated   Foreign    Minimum    Accumulated
                                                                   Unrealized   Gain on    Currency    Pension       Other
                                                                     Gains     Cash Flow  Translation Liability  Comprehensive
                                                                    (Losses)    Hedges    Adjustment  Adjustment    Income
                                                                   ---------- ----------- ----------- ---------- -------------
                                                                                          (in millions)
Balance at January 1, 2004........................................   $ 635        $ 3        $158        $ (3)       $ 793
Gross unrealized gains (net of deferred income tax expense of $65
  million)........................................................     120                                             120
Reclassification adjustment for gains realized in net income
(net of deferred income tax expense of $75 million)...............    (140)                                           (140)
Adjustment for participating group annuity contracts (net of
  deferred income tax benefit of $10 million).....................     (18)                                            (18)
Adjustment for deferred acquisition costs and deferred sales
  inducements (net of deferred income tax expense of $7 million)        13                                              13
                                                                     -----                                           -----
Net unrealized losses.............................................     (25)                                            (25)
Foreign currency translation adjustment...........................                             55                       55
Minimum pension liability (net of deferred income tax benefit of
  $0).............................................................                                         (1)          (1)
Net gains on cash flow hedges (net of deferred income tax expense
  of $3 million)..................................................                  6                                    6
                                                                     -----        ---        ----        ----        -----
Balance at December 31, 2004......................................   $ 610        $ 9        $213        $ (4)       $ 828
                                                                     =====        ===        ====        ====        =====

                                                                                  Net
                                                                      Net     Accumulated   Foreign    Minimum    Accumulated
                                                                   Unrealized   Gain on    Currency    Pension       Other
                                                                     Gains     Cash Flow  Translation Liability  Comprehensive
                                                                    (Losses)    Hedges    Adjustment  Adjustment    Income
                                                                   ---------- ----------- ----------- ---------- -------------
                                                                                          (in millions)
Balance at January 1, 2005........................................   $ 610        $ 9        $213        $ (4)       $ 828
Gross unrealized losses (net of deferred income tax benefit of $30
  million)........................................................     (55)                                            (55)
Reclassification adjustment for gains realized in net income
(net of deferred income tax expense of $59 million)...............    (111)                                           (111)
Adjustment for participating group annuity contracts (net of
  deferred income tax benefit of $7 million)......................     (15)                                            (15)
Adjustment for deferred acquisition costs and deferred sales
  inducements (net of deferred income tax expense of $22 million)       42                                              42
                                                                     -----                                           -----
Net unrealized losses.............................................    (139)                                           (139)
Foreign currency translation adjustment...........................                             --                       --
Minimum pension liability (net of deferred income tax benefit of
  $11 million)....................................................                                        (21)         (21)
Net (losses) on cash flow hedges (net of deferred income tax
  benefit of $0)..................................................                 (1)                                  (1)
                                                                     -----        ---        ----        ----        -----
Balance at December 31, 2005......................................   $ 471        $ 8        $213        $(25)       $ 667
                                                                     =====        ===        ====        ====        =====

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

                                                                                                       Additional
                                                                      Net                             Pension and
                                                          Net     Accumulated   Foreign    Minimum   Postretirement  Accumulated
                                                       Unrealized   Gain on    Currency    Pension    Unrecognized      Other
                                                         Gains     Cash Flow  Translation Liability   Net Periodic  Comprehensive
                                                        (Losses)    Hedges    Adjustment  Adjustment      Cost         Income
                                                       ---------- ----------- ----------- ---------- -------------- -------------
                                                                                     (in millions)
Balance at January 1, 2006............................    $471        $ 8        $213        $(25)        $  0          $667
Gross unrealized losses (net of deferred income tax
  benefit of $36 million).............................     (67)                                                          (67)
Reclassification adjustment for losses realized in net
  income (net of deferred income tax benefit of $12
  million)............................................      22                                                            22
Adjustment for participating group annuity contracts
  (net of deferred income tax expense of $15
  million)............................................      28                                                            28
Adjustment for deferred acquisition costs and
  deferred sales inducements (net of deferred
  income tax benefit of $11 million)                       (21)                                                          (21)
                                                          ----                                                          ----
Net unrealized losses.................................     (38)                                                          (38)
Foreign currency translation adjustment...............                              7                                      7
Minimum pension liability (net of deferred income
  tax expense of $3 million)..........................                                          5                          5
SFAS 158 transition adjustment........................                                         20          (22)           (2)
Net accumulated (losses) on cash flow hedges (net
  of deferred income tax expense of $ 0)..............                 --                                                 --
                                                          ----        ---        ----        ----         ----          ----
Balance at December 31, 2006..........................    $433        $ 8        $220        $ --         $(22)         $639
                                                          ====        ===        ====        ====         ====          ====

Net unrealized investment gains included in the consolidated balance sheets as a component of shareholder's equity are summarized below:

                                                                        2006   2005   2004
                                                                        ----  ------ ------
                                                                           (in millions)
As of December 31:
Balance, end of year comprises:
   Unrealized investment gains (losses) on:
       Fixed maturities available for sale ............................ $590  $  795 $1,073
       Equity securities available for sale............................  412     262    226
       Other, net......................................................   (7)      8     20
                                                                        ----  ------ ------
Total .................................................................  995   1,065  1,319

Amounts of unrealized investment gains (losses) attributable to:
       Deferred acquisition costs and deferred sales inducements ......  122      90    154
       Participating group annuity contracts ..........................  208     251    228
       Deferred federal income taxes...................................  233     253    327
                                                                        ----  ------ ------
Total..................................................................  562     594    709
                                                                        ----  ------ ------
Net unrealized investment gains........................................ $433  $  471 $  610
                                                                        ====  ====== ======

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 9 - Shareholder's Equity - (continued) Statutory Results

JH USA prepares its statutory basis financial statements in accordance with accounting practices prescribed or permitted by the state of domicile.

Statutory net income and statutory capital and surplus were as follows:

                                                              2006  2005  2004
                                                             ------ ---- ------
                                                               (in millions)
Statutory net income........................................ $  184 $ 11 $  304
Statutory capital and surplus...............................  1,426  945  1,165

JH USA is subject to statutory limitations on the payment of dividends. Dividend payments in excess of prescribed limits cannot be paid without the prior approval of U.S. insurance regulatory authorities.

As a result of the demutualization of MLI there are regulatory restrictions on the amounts of participating profit that can be transferred to shareholders. These restrictions generally take the form of a fixed percentage of policyholder dividends. The transfers are governed by the terms of MLI's Plan of Demutualization.

Note 10 - Segment Information

The Company's reportable segments are strategic business units offering different products and services. The reportable segments are managed separately, as they focus on different products, markets and distribution channels.

Protection Segment. Offers a variety of individual life insurance, including participating whole life, term life, universal life and variable life insurance. Products are distributed through multiple distribution channels, including insurance agents and brokers and alternative distribution channels that include banks, financial planners, and direct marketing.

Wealth Management Segment. Offers individual and group annuity contracts and group pension contracts. This segment distributes its products through multiple distribution channels, including insurance agents and brokers affiliated with the Company, securities brokerage firms, financial planners, and banks.

Corporate Segment. Includes corporate operations primarily related to certain financing activities and income on capital not specifically allocated to the reporting segments. The Company's reinsurance operations are also reported in this segment. Reinsurance refers to the transfer of all or part of certain risks related to policies issued by the Company to a reinsurer, or to the assumption of risk from other insurers.

The accounting policies of the segments are the same as those described above in Note 1 - Summary of Significant Accounting Policies. Allocations of net investment income are based on the amount of assets allocated to each segment. Other costs and operating expenses are allocated to each segment based on a review of the nature of such costs, cost allocations utilizing time studies, and other relevant allocation methodologies.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

The following tables summarize selected financial information by segment for the periods indicated:

                                                                                           Wealth
                                                                              Protection Management Corporate Consolidated
                                                                              ---------- ---------- --------- ------------
                                                                                             (in millions)
Year ended December 31, 2006
Revenues:
   Revenue from external customers...........................................  $ 1,483    $ 1,632    $  382     $  3,497
   Net investment income.....................................................      712        225       226        1,163
   Net realized investment gains (losses)....................................       79         20       (94)           5
                                                                               -------    -------    ------     --------
   Revenues..................................................................  $ 2,274    $ 1,877    $  514     $  4,665
                                                                               =======    =======    ======     ========
Net income (loss):...........................................................  $   197    $   324    $   (9)    $    512
                                                                               =======    =======    ======     ========
Supplemental Information:
   Equity in net income of investees accounted for by the equity method......       --         --    $   (1)    $     (1)
   Carrying value of investments accounted for by the equity method..........       --         --        36           36
   Amortization of deferred acquisition costs and deferred sales inducements.  $   235    $   303        (9)         529
   Interest expense..........................................................       --         21         5           26
   Income tax expense........................................................      104        115         4          223
   Segment assets............................................................   19,051     95,752     9,809      124,612

                                                                                           Wealth
                                                                              Protection Management Corporate Consolidated
                                                                              ---------- ---------- --------- ------------
                                                                                             (in millions)
Year ended December 31, 2005
Revenues:
   Revenue from external customers...........................................  $ 1,207    $ 1,225    $  207     $  2,639
   Net investment income.....................................................      723        220       226        1,169
   Net realized investment gains.............................................       92         32        85          209
                                                                               -------    -------    ------     --------
   Revenues..................................................................  $ 2,022    $ 1,477    $  518     $  4,017
                                                                               =======    =======    ======     ========
   Net income:...............................................................  $   151    $   272    $  125     $    548
                                                                               =======    =======    ======     ========
Supplemental Information:
   Equity in net income of investees accounted for by the equity method......       --         --    $    1     $      1
   Carrying value of investments accounted for by the equity method..........       --         --        38           38
   Amortization of deferred acquisition costs and deferred sales inducements.  $    74    $   243         5          322
   Interest expense..........................................................       --         26         3           29
   Income tax expense........................................................       81         95        71          247
   Segment assets............................................................   17,675     76,219     7,766      101,660

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

                                                                                           Wealth
                                                                              Protection Management Corporate Consolidated
                                                                              ---------- ---------- --------- ------------
                                                                                             (in millions)
Year ended December 31, 2004
Revenues:
   Revenue from external customers...........................................  $ 1,095    $   931    $  291     $ 2,317
   Net investment income.....................................................      713        230       205       1,148
   Net realized investment gains.............................................      184         52        49         285
                                                                               -------    -------    ------     -------
   Revenues..................................................................  $ 1,992    $ 1,213    $  545     $ 3,750
                                                                               =======    =======    ======     =======
Net income...................................................................  $   161    $   131    $  167     $   459
                                                                               =======    =======    ======     =======
Supplemental Information:
   Equity in net income of investees accounted for by the equity method......       --         --    $    1     $     1
   Carrying value of investments accounted for by the equity method..........       --         --        42          42
   Amortization of deferred acquisition costs and deferred sales inducements.  $   150    $   194        14         358
   Interest expense..........................................................       --         20         2          22
   Income tax expense........................................................       53         21        94         168
   Segment assets............................................................   16,785     62,662     5,907      85,354

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 11 - Fair Value of Financial Instruments

The following discussion outlines the methodologies and assumptions used to determine the fair value of the Company's financial instruments. The aggregate fair value amounts presented below do not represent the underlying value of the Company and, accordingly, care should be exercised in drawing conclusions about the Company's business or financial condition based on the fair value information presented below.

For fixed maturity securities and equity securities, fair values were based on quoted market prices where available. Where no quoted market price was available, fair values were estimated using values obtained from independent pricing services or, in the case of fixed maturity private placements, by discounting expected future cash flows using a current market rate applicable to yield, credit quality, and average life of the investments.

The fair value of mortgage loans was estimated using discounted cash flows and took into account the contractual maturities and discount rates, which were based on current market rates for similar maturity ranges and adjusted for risk due to the property type.

The fair values of policy loans, short term investments, and cash and cash equivalents approximated their respective carrying values.

The fair values of fixed rate deferred and immediate annuities, which do not subject the Company to significant mortality or morbidity risks, were estimated using cash flows discounted at market rates.

Fair values of derivative financial instruments were based on current settlement values. These values were based on quoted market prices for the financial futures contracts and brokerage quotes that utilize pricing models or formulas using current assumptions for all swaps and other agreements.

The fair value of commitments approximated the amount of the outstanding commitment.

The following table presents the carrying values and fair values of the Company's financial instruments:

                                                        December 31,
                                              ---------------------------------
                                                    2006             2005
                                              ---------------- ----------------
                                              Carrying  Fair   Carrying  Fair
                                               Value    Value   Value    Value
                                              -------- ------- -------- -------
                                                        (in millions)
Assets:
   Fixed maturities.......................... $11,629  $11,629 $11,770  $11,770
   Equity securities.........................   1,034    1,034     584      584
   Mortgage loans on real estate.............   2,446    2,478   2,410    2,475
   Policy loans..............................   2,340    2,340   2,187    2,187
   Short term investments....................     645      645     549      549
   Cash and cash equivalents.................   4,112    4,112   2,591    2,591
   Derivative financial instruments..........      39       39       8        8

Liabilities:
   Fixed rate deferred and immediate
     annuities...............................   2,318    2,280   2,355    2,322
   Derivative financial instruments..........      91       91      41       41
   Commitments...............................      --      402      --       90

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 12 - Certain Separate Accounts

The Company issues variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder. All contracts contain certain guarantees, which are discussed more fully below. The Company also has an immaterial amount of variable life insurance contracts in force, which will not be discussed further.

During 2006 and 2005, there were no gains or losses on transfers of assets from the general account to the separate account. The assets supporting the variable portion of both traditional variable annuities and variable contracts with guarantees are carried at fair value and reported as summary total separate account assets with an equivalent summary total reported for liabilities. Amounts assessed against the contract holders for mortality, administrative, and other services are included in revenue and changes in liabilities for minimum guarantees are included in policyholder benefits in the consolidated statements of income. Separate account net investment income, net investment gains and losses, and the related liability changes are offset within the same line item in the consolidated statements of income.

The variable annuity contracts are issued through separate accounts and the Company contractually guarantees the contract holder either (a) a return of no less than total deposits made to the contract less any partial withdrawals,
(b) total deposits made to the contract less any partial withdrawals plus a minimum return, or (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary. Contracts issued after December 31, 2002 have a proportional partial withdrawal benefit instead of a dollar-for-dollar relationship. As of December 31, 2006, 28% of the inforce contract values have reduction of benefit on a dollar-for-dollar basis, and 72% on a proportional basis.

In May 1998, the Company introduced a Guaranteed Income Benefit Rider (GRIP), which provided a guaranteed minimum annuity payout if the policyholder elected to annuitize after holding the policy for at least 7 years. In 2001, the GRIP rider was replaced by a newer version, GRIP II, which required a 10 year waiting period and charged a higher ride fee. GRIP III, which replaced GRIP II after May, 2003, provided a less generous benefit base with a higher rider charge. The Company discontinued sales of GRIP III riders in 2005.

In 2004, the Company introduced a Guaranteed Minimum Withdrawal Benefit Rider
(GMWB) named Principal Plus (PP). This rider provides a guaranteed withdrawal amount referred to as the Guaranteed Withdrawal Balance (GWB) as long as withdrawals do not exceed 5% of the GWB per annum. In 2005, a newer version of GMWB rider, Principal Plus for Life (PPFL) was introduced. This new rider retains all the features of the PP rider and adds an alternative guarantee of a Lifetime Income Amount available for the life of the covered person. In February 2006, the PPFL rider was upgraded to a new "Enhanced" version featuring key change to the Step-Up option. Previously, Step-Ups occurred automatically every third contract year until the thirtieth year. After the upgrade, Step-Ups will begin to occur annually after the ninth year.

In October 2006, the Company added two new versions of the "Enhanced PPFL" rider to the PPFL family:

    . Principal Plus For Life PLUS Automatic Annual Step-Up, provides clients with the additional advantage that the Step-Up feature will occur annually beginning with the very first contract anniversary.

    . Principal Plus For Life PLUS Spousal Protection, provides clients with the additional advantage the rider will continue to provide the spouse with a guaranteed lifetime income even after the owner's death.

Reinsurance has been utilized to mitigate risk related to Guaranteed Minimum Death Benefits ("GMDB") and Guaranteed Minimum Income Benefits ("GMIB").

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

As of December 31, 2006 and 2005, the Company had the following variable contracts with guarantees:

                                                   December 31,   December 31,
                                                       2006           2005
                                                   ------------   ------------
                                                   (in millions, except percent)
Guaranteed minimum death benefit:
Return of net deposits in the event of death:
   Account value..................................   $11,869        $ 6,976
   Net amount at risk - gross.....................         4              7
   Net amount at risk - net.......................         1              1

Return of net deposits plus a minimum return in
  the event of death:
   Account value..................................   $   786        $   842
   Net amount at risk - gross.....................       150            176
   Net amount at risk - net.......................        --             --
   Guaranteed minimum return rate.................         5%             5%

Highest specified anniversary account value minus
  withdrawals post anniversary in the event of
  death:
   Account value..................................   $30,956        $26,828
   Net amount at risk - gross.....................     1,309          1,865
   Net amount at risk - net.......................        53             81

Guaranteed Minimum Income Benefit:
   Account value..................................   $11,277        $11,477
   Net amount at risk - gross.....................     1,137          1,332
   Net amount at risk - net.......................        27             25

Guaranteed Minimum Withdrawal Benefit:
   Account value..................................   $19,275        $10,179
   Net amount at risk - gross.....................         1              3
   Net amount at risk - net.......................         1              3

The Company's variable annuity contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive. For guarantees of amounts in the event of death, the net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance at the consolidated balance sheet date. For guarantees of amounts at annuitization, the net amount at risk is defined as the excess of the current annuitization income base over the current account value. For guarantees of partial withdrawal amounts, the net amount at risk is defined as the current guaranteed withdrawal amount minus the current account value. For all the guarantees, the net amount at risk is floored at zero at the single contract level. The table above shows the net amount at risk both gross and net of reinsurance.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Account balances of variable contracts with guarantees invest in variable separate accounts in various mutual funds with the following characteristics:

                                                                 December 31,  December 31,
Type of Fund                            Index                        2006          2005
------------         ------------------------------------------- ------------- ------------
                                                                 (in billions)
Large Cap Equity.... S&P 500                                         $10.8        $ 9.9
High Quality Bond... Ibbottson US Intermediate term Gov't Bond         4.6          4.3
High Yield Bond..... Ibbottson Domestic High Yield Bond                0.5          0.6
Balanced............ 60% Large Cap Equity, 40% High Quality Bond      22.6         14.4
Small Cap Equity.... Ibbottson US Small Cap Stock                      3.0          3.4
International Equity MSCI EAFE                                         1.4          1.3
Global Equity....... MSCI World                                        0.6          0.6
Real Estate......... NAREIT                                            0.4          0.3
                                                                     -----        -----
   Total............                                                 $43.9        $34.8
                                                                     =====        =====

The reserve roll forwards for the separate accounts as of December 31, 2006 and 2005 were as follows:

                                                                       Guaranteed
                                                                        Minimum
                                           Guaranteed     Guaranteed   Withdrawal
                                         Minimum Death  Minimum Income  Benefit
                                         Benefit (GMDB) Benefit (GMIB)   (GMWB)   Totals
                                         -------------- -------------- ---------- ------
                                                          (in millions)
Balance at January 1, 2006..............      $ 39          $(187)        $(14)   $(162)
Incurred guarantee benefits.............       (51)           (33)          --      (84)
Other reserve changes...................        92            428          109      629
                                              ----          -----         ----    -----
Balance at December 31, 2006............        80            208           95      383
Reinsurance recoverable.................       (35)          (518)          --     (553)
                                              ----          -----         ----    -----
Net balance at December 31, 2006........      $ 45          $(310)        $ 95    $(170)
                                              ====          =====         ====    =====
Balance at January 1, 2005..............      $ 65          $ 121         $(24)   $ 162
Incurred guarantee benefits.............       (81)            --           --      (81)
Other reserve changes...................        91             48           10      149
                                              ----          -----         ----    -----
Balance at December 31, 2005............        75            169          (14)     230
Reinsurance recoverable.................        36            356           --      392
                                              ----          -----         ----    -----
Net balance at December 31, 2005........      $ 39          $(187)        $(14)   $(162)
                                              ====          =====         ====    =====

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

The gross reserves and ceded assets for GMDB and the gross reserves for GMIB were determined using SOP 03-1, whereas the ceded asset for GMIB and gross reserve for GMWB were determined in accordance with SFAS 133. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The following assumptions and methodology were used to determine the above amounts as of December 31, 2006 and 2005:

    . Data used included 1,000 stochastically generated investment performance scenarios. For SFAS 133 calculations, risk neutral scenarios have been used.

    . Mean return and volatility assumptions have been determined for each of the asset classes noted above.

    . For 2006, annuity mortality was based on 1994 MGDB table multiplied by factors varied by rider types (living benefit/GMDB only) and qualified/non-qualified business (2005 - Annuity mortality was assumed to be 90% of the Annuity 2000 table).

    . Annuity base lapse rates vary by contract type and duration and range from 1% to 42 % (2005 - 1% to 45%).

    .  Partial withdrawal rates are approximately 4% per year.

    . The discount rate is 7.0% (inforce issued before 2004) or 6.4% (inforce issued after 2003) in the SOP 03-1 calculations and 5.24% (2005 - 5.00%) for SFAS 133 calculations.

Note 13 - Deferred Acquisition Costs and Deferred Sales Inducements

The components of the change in Deferred Acquisition Costs were as follows:

                                                              2006    2005
For the year ended December 31,                              ------  ------
                                                              (in millions)
Balance, January 1.......................................... $4,112  $3,448
Capitalization..............................................  1,115     940
Amortization................................................   (494)   (293)
Transfer of Taiwan operations - Note 15.....................     --     (47)
Effect of net unrealized gains on available-for-sale
  securities................................................    (32)     64
                                                             ------  ------
Balance, December 31........................................ $4,701  $4,112
                                                             ======  ======

The components of the change in Deferred Sales Inducements were as follows:

                                                             2006   2005
For the year ended December 31,                              ----   ----
                                                             (in millions)
Balance, January 1.......................................... $231   $228
Capitalization..............................................   39     36
Amortization................................................  (35)   (29)
Transfer of Taiwan operations - Note 15.....................   --     (4)
                                                             ----   ----
Balance, December 31........................................ $235   $231
                                                             ====   ====

Note 14 - Share Based Payments

The Company participates in the stock compensation plans of MFC. The Company adopted the fair-value-based method of accounting for share-based payments effective January 1, 2002 using the prospective method described in SFAS
No. 148, Accounting for Stock-Based Compensation-Transition and Disclosure. The Company uses the Black-Scholes option pricing model to estimate the value of stock options granted to employees and continues to use this model after adopting SFAS 123R on January 1, 2006. Had the Company adopted SFAS 123R in prior periods, the impact of that guidance would have approximated the impact of SFAS 123. The stock-based compensation is a legal obligation of MFC, but in accordance with U.S. generally accepted accounting principles, is recorded in the accounts of the Company in other operating costs and expenses.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Stock Options (ESOP)

Certain employees of the Company are provided compensation in the form of stock options, deferred share units ("DSUs"), and restricted share units ("RSUs") in MFC. The fair value of the stock options granted by MFC to the Company's employees is recorded by the Company over the vesting periods. The fair value of the deferred share units granted by MFC to the Company's employees is recognized in the accounts of the Company over the vesting periods of the units. The intrinsic fair value of the restricted share units granted by MFC to the Company's employees is recognized in the accounts of the Company over the vesting periods of the units.

Under MFC's Executive Stock Option Plan ("ESOP"), stock options are granted to selected individuals. Options provide the holder with the right to purchase common shares at an exercise price equal to the closing market price of MFC's common shares on the Toronto Stock Exchange on the business day immediately preceding the date the options were granted. The options vest over a period not exceeding four years and expire not more than 10 years from the grant date. A total of 73.6 million common shares have been reserved for issuance under the ESOP.

MFC grants DSUs under the ESOP and the Stock Plan for Non-Employee Directors. Under the ESOP, the holder is entitled to receive cash payment equal to the value of the same number of common shares plus credited dividends on retirement or termination of employment. These DSUs vested over a three-year period and each DSU entitles the holder to receive one common share on retirement or termination of employment. When dividends are paid on MFC's common shares, holders of DSUs are deemed to receive dividends at the same rate, payable in the form of additional DSUs. Under the Stock Plan for Non-Employee Directors, each eligible director may elect to receive his or her annual director's retainer and fees in DSUs or common shares in lieu of cash. Upon termination of board service, an eligible director who has elected to receive DSUs will be entitled to receive cash equal to the value of the DSUs accumulated in his or her account or, at his or her direction, an equivalent number of common shares. A total of one million common shares of MFC have been reserved for issuance under the Stock Plan for Non-Employee Directors. In 2006, MFC issued a total of 181,000 DSUs (2005 - 182,000) to certain employees who elected to defer receipt of all or part of their annual bonus. Also in 2006, MFC issued a total of 720,000 DSUs (2005 - 0) to certain employees who elected to defer payment of all or part of their 2004 restricted share units. Restricted share units are discussed below. The DSUs issued in 2006 and 2005 vested immediately upon issue.

Global Share Ownership Plan (GSOP)

Effective January 1, 2001, MFC established the Global Share Ownership Plan ("GSOP") for its eligible employees and the Stock Plan for Non-Employee Directors. Under the GSOP, qualifying employees can choose to have up to 5% of their annual base earnings applied toward the purchase of common shares of MFC. Subject to certain conditions, MFC will match a percentage of the employee's eligible contributions to certain maximums. MFC's contributions vest immediately. All contributions are used by the GSOP's trustee to purchase common shares in the open market. The Company's compensation expense related to the GSOP was $0.9 million for the year ended December 31, 2006 (2005 - $0.3 million; 2004 - $0.6 million).

Director Equity Incentive Plan (DEIP)

MFC had previously granted stock options to directors under the Director Equity Incentive Plan ("DEIP"). There were no stock options granted under the DEIP in 2006 or 2005, as a result of a decision made by the MFC Board of Directors in 2004 to permanently discontinue stock option grants to directors. A total of 500,000 common shares of MFC had been reserved for issuance under the DEIP.

Restricted Share Unit Plan (RSU)

In 2003, MFC established the Restricted Share Unit ("RSU") Plan. For the year ended December 31, 2006, MFC granted a total of 1.6 million (2005 - 1.8 million) RSUs to certain eligible employees under this plan. RSUs represent phantom common shares of MFC that entitle a participant to receive payment equal to the market value of the same number of common shares, plus credited dividends, at the time the RSUs vest. RSUs vest three years from the grant date, subject to performance conditions, and the related compensation expense is recognized over this period, except where the employee is eligible to retire prior to the vesting date, in which case the cost is recognized over the period between the grant date and the date on which the employee is eligible to retire. The Company's compensation expense related to RSUs was $13.8 million for the year ended December 31, 2006 (2005 - $27.4 million; 2004 - $0).

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

The Company's portion of MFC DSU unit awards outstanding during 2006 was as follows:

                                                                DSUs
                                                             Outstanding
                                                             -----------
Outstanding, January 1, 2006................................   306,888
Granted.....................................................    11,846
Redeemed....................................................   (50,548)
Forfeited...................................................       (--)
Dividends Reinvested........................................     5,466
                                                               -------
Outstanding, December 31, 2006..............................   273,652
                                                               =======

The Company's portion of MFC RSU grants outstanding during 2006 was as follows:

                                                                RSUs
                                                             Outstanding
                                                             -----------
Outstanding, January 1, 2006................................   901,417
Granted.....................................................   353,340
Redeemed....................................................  (537,665)
Forfeited...................................................   (19,976)
Dividends Reinvested........................................    24,381
                                                              --------
Outstanding, December 31, 2006..............................   721,497
                                                              ========

The following table summarizes the Company's stock option awards outstanding and the weighted average exercise price during the year ended December 31, 2006:

                                                        December 31, 2006
                                                   ---------------------------
                                                              Weighted Average
                                                    Options    Exercise Price
                                                   ---------  ----------------
Outstanding, January 1, 2006...................... 5,384,262       $19.28
Granted...........................................   754,616       $32.56
Exercised.........................................  (611,554)      $18.02
Forfeited.........................................   (41,244)      $26.41
                                                   ---------
Outstanding, December 31, 2006.................... 5,486,080       $21.19
                                                   =========
Exercisable, December 31, 2006.................... 3,655,146       $18.39
                                                   =========

The market value of MFC common shares at December 31, 2006 was $33.62.

The weighted average fair value of each option granted in 2006 has been estimated at $32.56 using the Black-Scholes option-pricing model. The weighted average assumptions used in the determination of the fair value of each option are as follows:

                                          For the Years Ended December 31,
                                         ----------------------------------
                                            2006        2005        2004
                                         ----------  ----------  ----------
Dividend Yield..........................       1.94%       1.90%       1.80%
Expected Volatility.....................      20.00%      20.00%      22.50%
Risk - Free Interest Rate...............       4.11%       3.70%       3.70%
Expected Life of Stock Option........... 6.50 years  6.00 years  6.00 years

The Company recorded compensation expense for stock options granted of $4.5 million during the year ended December 31, 2006 (2005 - $4.5 million; 2004 - $0).

In aggregate, the Company recorded share based compensation expense of $19.2 million for the year ended December 31, 2006 (2005 - $32.2 million; 2004 - $0.6 million).

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 15 - Taiwan Branch Transfer and Subsequent Reinsurance of Taiwan Business back to the Company

Effective January 1, 2005, the Company transferred its Taiwan branch operations to an affiliate, Manulife (International) Limited (MIL). Assets of $295 million and liabilities of $176 million were transferred. The loss on the intercompany transfer of $77 million, net of tax benefit of $42 million, was accounted for as a transaction between entities under common control and recorded as a reduction to additional paid in capital.

During the fourth quarter of 2005, a block of business of the Taiwan branch was transferred back to the Company through reinsurance, in two steps. First MIL entered into a modified coinsurance agreement with an affiliate, Manufacturers Life Reinsurance Limited (MLRL), transferring the business to MLRL. Then MLRL entered into a modified coinsurance agreement with the Company, transferring the business to the Company. The Company recorded reinsurance recoverable of $152 million, assumed policyholder liabilities of $123 million, and received a ceding commission of $102 million. These transactions were also accounted for as transactions between entities under common control, and the gain of $85 million, net of tax expense of $46 million, was recorded as an increase to additional paid in capital.

The net effect on the Company's additional paid in capital for the transfer and reinsurance of the Taiwan branch business was an increase of $8 million in 2005.

Subsequent to the transfer it was determined that reserves on the Taiwan business needed to be strengthened by $10 million net of tax benefit of $5 million. This activity was reported in the Company's 2005 consolidated statement of income.

Note 16 - Subsequent Events

Pursuant to a senior promissory note dated March 1, 2007, the Company borrowed $477 million from an affiliate, Manulife Holdings (Delaware) LLC. Interest is calculated at a fluctuating rate equal to 3 month LIBOR plus 33.5 basis points and is payable quarterly. The interest rate was 5.68% as of March 15, 2007. The note matures on December 15, 2016.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N

Audited Financial Statements

Year ended December 31, 2006 with Report of Independent Registered Public Accounting Firm

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

                         Audited Financial Statements

                         Year Ended December 31, 2006

                                   Contents


Report of Independent Registered Public Accounting Firm....................   3

Statements of Assets and Owners' Equity....................................   6

Statements of Operations and Changes in Contract Owners' Equity............  10

Notes to Financial Statements..............................................  69

   Organization............................................................  69

   Significant Accounting Policies.........................................  70

   Mortality and Expense Risks Charge......................................  71

   Contract Charges........................................................  71

   Purchases and Sales of Investments......................................  72

   Transactions with Affiliates............................................  75

   Diversification Requirements............................................  75

   Financial Highlights....................................................  76

   Details of Dividend Income.............................................. 148

            Report of Independent Registered Public Accounting Firm

To the Contract Owners of
John Hancock Life Insurance Company (U.S.A.) Separate Account N

We have audited the accompanying statements of assets and contract owners' equity of John Hancock Life Insurance Company (U.S.A.) Separate Account N (the "Account"), comprised of the following sub-accounts;

500 Index Trust B Series 0                    Equity-Income Trust Series 0
500 Index Trust Series 1                      Equity-Income Trust Series 1
Active Bond Trust Series 0                    Financial Services Trust Series 0
Active Bond Trust Series 1                    Financial Services Trust Series 1
All Asset Portfolio Series 1                  Fundamental Value Trust Series 0
All Cap Core Trust Series 0                   Fundamental Value Trust Series 1
All Cap Core Trust Series 1                   Global Allocation Trust Series 0
All Cap Growth Trust Series 0                 Global Allocation Trust Series 1
All Cap Growth Trust Series 1                 Global Bond Trust Series 0
All Cap Value Trust Series 0                  Global Bond Trust Series 1
All Cap Value Trust Series 1                  Global Trust Series 0
American Blue Chip Income and Growth          Global Trust Series 1
  Trust Series 1                              Growth & Income Trust Series 0
American Bond Trust Series 1                  Health Sciences Trust Series 0
American Growth Trust Series 1                Health Sciences Trust Series 1
American Growth-Income Trust Series 1         High Yield Trust Series 0
American International Trust Series 1         High Yield Trust Series 1
Blue Chip Growth Trust Series 0               Income & Value Trust Series 0
Blue Chip Growth Trust Series 1               Income & Value Trust Series 1
Bond Index Trust B Series 0                   International Core Trust Series 0
Capital Appreciation Trust Series 0           International Core Trust Series 1
Capital Appreciation Trust Series 1           International Equity Index Trust A Series 1
Classic Value Trust Series 0                  International Equity Index Trust B Series 0
Classic Value Trust Series 1                  International Opportunities Trust Series 0
Core Bond Trust Series 1                      International Opportunities Trust Series 1
Core Equity Trust Series 0                    International Small Cap Trust Series 0
Core Equity Trust Series 1                    International Small Cap Trust Series 1
Dynamic Growth Trust Series 0                 International Value Trust Series 0
Dynamic Growth Trust Series 1                 International Value Trust Series 1
Emerging Growth Trust Series 0                Investment Quality Bond Trust Series 1
Emerging Growth Trust Series 1                Large Cap Growth Trust Series 1
Emerging Small Company Trust Series 0         Large Cap Trust Series 0
Emerging Small Company Trust Series 1         Large Cap Trust Series 1

            Report of Independent Registered Public Accounting Firm

Large Cap Value Trust Series 0           Real Return Bond Trust Series 1
Large Cap Value Trust Series 1           Science & Technology Trust Series 0
Lifestyle Aggressive Trust Series 0      Science & Technology Trust Series 1
Lifestyle Aggressive Trust Series 1      Short-Term Bond Trust Series 0
Lifestyle Balanced Trust Series 0        Small Cap Growth Trust Series 0
Lifestyle Balanced Trust Series 1        Small Cap Index Trust Series 0
Lifestyle Conservative Trust Series 0    Small Cap Index Trust Series 1
Lifestyle Conservative Trust Series 1    Small Cap Opportunities Trust Series 1
Lifestyle Growth Trust Series 0          Small Cap Trust Series 0
Lifestyle Growth Trust Series 1          Small Cap Trust Series 1
Lifestyle Moderate Trust Series 0        Small Cap Value Trust Series 0
Lifestyle Moderate Trust Series 1        Small Company Trust Series 1
Managed Trust Series 0                   Small Company Value Trust Series 0
Mid Cap Core Trust Series 0              Small Company Value Trust Series 1
Mid Cap Core Trust Series 1              Special Value Trust Series 1
Mid Cap Index Trust Series 0             Strategic Bond Trust Series 0
Mid Cap Index Trust Series 1             Strategic Bond Trust Series 1
Mid Cap Stock Trust Series 0             Strategic Income Trust Series 1
Mid Cap Stock Trust Series 1             Strategic Opportunities Trust Series 0
Mid Cap Value Trust Series 0             Strategic Opportunities Trust Series 1
Mid Cap Value Trust Series 1             Strategic Value Trust Series 0
Mid Value Trust Series 0                 Strategic Value Trust Series 1
Money Market Trust B Series 0            Total Return Trust Series 0
Money Market Trust Series 1              Total Return Trust Series 1
Natural Resources Trust Series 0         Total Stock Market Index Trust Series 0
Natural Resources Trust Series 1         Total Stock Market Index Trust Series 1
Overseas Equity Trust Series 0           U.S. Core Trust Series 1
Pacific Rim Trust Series 0               U.S. Global Leaders Growth Trust Series 1
Pacific Rim Trust Series 1               U.S. Government Securities Trust Series 0
Quantitative All Cap Trust Series 0      U.S. Government Securities Trust Series 1
Quantitative All Cap Trust Series 1      U.S. High Yield Bond Trust Series 0
Quantitative Mid Cap Trust Series 0      U.S. High Yield Bond Trust Series 1
Quantitative Mid Cap Trust Series 1      U.S. Large Cap Trust Series 0
Quantitative Value Trust Series 0        U.S. Large Cap Trust Series 1
Quantitative Value Trust Series 1        Utilities Trust Series 0
Real Estate Securities Trust Series 0    Utilities Trust Series 1
Real Estate Securities Trust Series 1    Value Trust Series 1
Real Return Bond Trust Series 0

of John Hancock Life Insurance Company (U.S.A.) as of December 31, 2006, the related statements of operations and changes in contract owners' equity for each of the two years in

            Report of Independent Registered Public Accounting Firm

the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purposes of expressing an opinion of the effectiveness of the Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the sub-accounts of John Hancock Life Insurance Company (U.S.A.) Separate Account N at December 31, 2006, and the results of their operations and the changes in their contract owners' equity for each of the two years in the period then ended and the financial highlights for each of the five years then ended, in conformity with U.S. generally accepted accounting principles.

                                          /s/ Ernst & Young LLP

Toronto, Canada
April 5, 2007

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

               Statements of Assets and Contract Owners' Equity

                               December 31, 2006

Assets
Investments at fair value:
   Sub-accounts invested in John Hancock Trust portfolios:
       500 Index Trust B Series 0 - 979,856 shares (cost $15,466,006)                             $17,764,778
       500 Index Trust Series 1 - 927,362 shares (cost $10,179,047)                                11,434,368
       Active Bond Trust Series 0 - 10,926 shares (cost $108,280)                                     108,061
       Active Bond Trust Series 1 - 451,883 shares (cost $4,354,493)                                4,464,604
       All Cap Core Trust Series 0 - 15 shares (cost $275)                                                295
       All Cap Core Trust Series 1 - 232,958 shares (cost $3,752,733)                               4,565,986
       All Cap Growth Trust Series 0 - 47 shares (cost $789)                                              847
       All Cap Growth Trust Series 1 - 234,192 shares (cost $3,569,226)                             4,175,639
       All Cap Value Trust Series 0 - 22 shares (cost $274)                                               288
       All Cap Value Trust Series 1 - 153,391 shares (cost $2,009,852)                              1,998,682
       American Blue Chip Income and Growth Trust Series 1 -282,148 shares (cost $4,799,744)        5,160,481
       American Bond Trust Series 1 - 30,543 shares (cost $402,687)                                   406,830
       American Growth Trust Series 1 - 1,683,864 shares (cost $31,978,230)                        36,590,362
       American Growth-Income Trust Series 1 - 149,059 shares (cost $2,569,456)                     3,009,500
       American International Trust Series 1 - 1,228,656 shares (cost $26,385,722)                 30,618,091
       Blue Chip Growth Trust Series 0 - 36,579 shares (cost $643,468)                                708,170
       Blue Chip Growth Trust Series 1 - 1,239,100 shares (cost $20,951,412)                       24,026,155
       Bond Index Trust B Series 0 - 161,041 shares (cost $1,586,843)                               1,637,785
       Capital Appreciation Trust Series 0 - 11,135 shares (cost $100,885)                            101,106
       Capital Appreciation Trust Series 1 - 876,488 shares (cost $7,812,317)                       7,949,747
       Classic Value Trust Series 0 -42 shares (cost $641)                                                683
       Classic Value Trust Series 1 - 67,790 shares (cost $1,047,423)                               1,098,196
       Core Bond Trust Series 1 - 28 shares (cost $347)                                                   355
       Core Equity Trust Series 0 - 426 shares (cost $5,755)                                            6,466
       Core Equity Trust Series 1 - 45,119 shares (cost $644,235)                                     683,107
       Dynamic Growth Trust Series 0 - 4,428 shares (cost $25,262)                                     26,745
       Dynamic Growth Trust Series 1 - 596,891 shares (cost $3,387,424)                             3,605,224
       Emerging Growth Trust Series 0 - 50 shares (cost $591)                                             635
       Emerging Growth Trust Series 1 - 37,041 shares (cost $558,785)                                 470,425
       Emerging Small Company Trust Series 0 - 4,290 shares (cost $123,563)                           126,387
       Emerging Small Company Trust Series 1 - 1,383,291 shares (cost $41,477,932)                 40,696,420
       Equity-Income Trust Series 0 - 378,370 shares (cost $6,573,982)                              6,996,068
       Equity-Income Trust Series 1 - 2,035,277 shares (cost $33,836,308)                          37,693,322
       Financial Services Trust Series 0 - 55 shares (cost $901)                                        1,024
       Financial Services Trust Series 1 - 133,765 shares (cost $2,303,922)                         2,512,100
       Fundamental Value Trust Series 0 - 6,028 shares (cost $97,222)                                 101,153
       Fundamental Value Trust Series 1 - 265,228 shares (cost $3,963,786)                          4,461,137
       Global Allocation Trust Series 0 - 30 shares (cost $364)                                           388
       Global Allocation Trust Series 1 - 142,948 shares (cost $1,675,220)                          1,826,871
       Global Bond Trust Series 0 - 213,886 shares (cost $3,091,841)                                3,189,038
       Global Bond Trust Series 1 - 340,822 shares (cost $4,979,020)                                5,088,466

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

               Statements of Assets and Contract Owners' Equity

                               December 31, 2006

Assets (continued)
Investments at fair value:
   Sub-accounts invested in John Hancock Trust portfolios:
       Global Trust Series 0 - 5,303 shares (cost $96,221)                                 $   101,826
       Global Trust Series 1 - 298,216 shares (cost $4,794,109)                              5,725,741
       Growth & Income Trust Series 0 - 98,300 shares (cost $1,206,085)                      1,339,825
       Health Sciences Trust Series 0 - 131 shares (cost $1,929)                                 2,065
       Health Sciences Trust Series 1 - 346,662 shares (cost $5,185,138)                     5,446,065
       High Yield Trust Series 0 - 12,445 shares (cost $127,743)                               132,294
       High Yield Trust Series 1 - 1,045,949 shares (cost $10,661,697)                      11,149,819
       Income & Value Trust Series 0 - 2,779 shares (cost $32,800)                              33,687
       Income & Value Trust Series 1 - 1,774,580 shares (cost $18,654,036)                  21,490,159
       International Core Trust Series 0 - 444 shares (cost $6,242)                              6,728
       International Core Trust Series 1 - 634,109 shares (cost $7,545,422)                  9,619,429
       International Equity Index Trust A Series 1 - 443,559 shares (cost $7,415,861)        9,394,587
       International Equity Index Trust B Series 0 - 9,508 shares (cost $181,663)              202,332
       International Opportunities Trust Series 0 - 10,587 shares (cost $174,679)              192,374
       International Opportunities Trust Series 1 - 118,705 shares (cost $1,968,864)         2,154,500
       International Small Cap Trust Series 0 - 656 shares (cost $13,827)                       15,913
       International Small Cap Trust Series 1 - 281,925 shares (cost $5,302,831)             6,853,600
       International Value Trust Series 0 - 117 shares (cost $2,205)                             2,266
       International Value Trust Series 1 - 1,449,009 shares (cost $23,534,672)             28,081,796
       Investment Quality Bond Trust Series 1 - 748,398 shares (cost $8,870,556)             8,726,321
       Large Cap Growth Trust Series 1                                                              --
       Large Cap Trust Series 0 - 52 shares (cost $752)                                            818
       Large Cap Trust Series 1 - 2,311 shares (cost $33,369)                                   36,373
       Large Cap Value Trust Series 0 - 146 shares (cost $3,337)                                 3,364
       Large Cap Value Trust Series 1 - 241,227 shares (cost $5,344,864)                     5,565,112
       Lifestyle Aggressive Trust Series 0 - 632 shares (cost $6,612)                            7,133
       Lifestyle Aggressive Trust Series 1 - 649,427 shares (cost $7,319,126)                7,319,039
       Lifestyle Balanced Trust Series 0 - 96,263 shares (cost $1,290,048)                   1,334,204
       Lifestyle Balanced Trust Series 1 - 1,177,999 shares (cost $15,544,295)              16,303,510
       Lifestyle Conservative Trust Series 0 - 96 shares (cost $1,285)                           1,287
       Lifestyle Conservative Trust Series 1 - 92,261 shares (cost $1,188,429)               1,239,063
       Lifestyle Growth Trust Series 0 - 104,432 shares (cost $1,346,297)                    1,457,877
       Lifestyle Growth Trust Series 1 - 819,568 shares (cost $10,474,205)                  11,424,780
       Lifestyle Moderate Trust Series 0 - 903 shares (cost $11,861)                            12,083
       Lifestyle Moderate Trust Series 1 - 236,251 shares (cost $3,022,585)                  3,158,679
       Managed Trust Series 0 - 4,488 shares (cost $59,534)                                     60,233
       Mid Cap Core Trust Series 0                                                                  --
       Mid Cap Core Trust Series 1                                                                  --
       Mid Cap Index Trust Series 0 - 18,551 shares (cost $319,339)                            349,681
       Mid Cap Index Trust Series 1 - 345,938 shares (cost $6,197,954)                       6,517,466
       Mid Cap Stock Trust Series 0 - 8,196 shares (cost $131,660)                             139,406

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

               Statements of Assets and Contract Owners' Equity

                               December 31, 2006

Assets (continued)
Investments at fair value:
   Sub-accounts invested in John Hancock Trust portfolios:
       Mid Cap Stock Trust Series 1 - 782,682 shares (cost $11,753,633)                 $13,282,114
       Mid Cap Value Trust Series 0 - 5,720 shares (cost $94,090)                           100,380
       Mid Cap Value Trust Series 1 - 1,797,159 shares (cost $30,906,022)                31,558,117
       Mid Value Trust Series 0 - 69,580 shares (cost $820,742)                             949,770
       Money Market Trust B Series 0 - 6,933,060 shares (cost $6,933,060)                 6,933,060
       Money Market Trust Series 1 - 8,669,631 shares (cost $86,696,310)                 86,696,310
       Natural Resources Trust Series 0 - 122 shares (cost $3,696)                            3,857
       Natural Resources Trust Series 1 - 219,025 shares (cost $6,677,858)                6,971,550
       Overseas Equity Trust Series 0 - 86,838 shares (cost $1,094,109)                   1,246,990
       Pacific Rim Trust Series 0 - 151 shares (cost $1,841)                                  1,981
       Pacific Rim Trust Series 1 - 707,926 shares (cost $7,796,494)                      9,231,358
       Quantitative All Cap Trust Series 0 - 117 shares (cost $1,934)                         2,045
       Quantitative All Cap Trust Series 1 - 63 shares (cost $1,040)                          1,093
       Quantitative Mid Cap Trust Series 0 - 80 shares (cost $818)                              860
       Quantitative Mid Cap Trust Series 1 - 43,973 shares (cost $489,657)                  474,909
       Quantitative Value Trust Series 0 - 111 shares (cost $1,537)                           1,687
       Quantitative Value Trust Series 1 - 1,299 shares (cost $19,668)                       19,810
       Real Estate Securities Trust Series 0 - 211,576 shares (cost $5,526,155)           5,835,277
       Real Estate Securities Trust Series 1 - 1,516,067 shares (cost $32,143,013)       41,904,090
       Real Return Bond Trust Series 0 - 7,377 shares (cost $96,130)                         95,237
       Real Return Bond Trust Series 1 - 193,274 shares (cost $2,583,314)                 2,514,498
       Science & Technology Trust Series 0 - 79 shares (cost $868)                              986
       Science & Technology Trust Series 1 - 1,338,491 shares (cost $15,278,600)         16,624,064
       Short-Term Bond Trust Series 0 - 2,446 shares (cost $24,634)                          24,683
       Small Cap Growth Trust Series 0 - 159,519 shares (cost $1,645,405)                 1,840,852
       Small Cap Index Trust Series 0 - 10,508 shares (cost $171,086)                       178,426
       Small Cap Index Trust Series 1 - 743,876 shares (cost $10,819,571)                12,623,575
       Small Cap Opportunities Trust Series 1 - 298,437 shares (cost $6,814,438)          7,281,857
       Small Cap Trust Series 0                                                                  --
       Small Cap Trust Series 1 - 3,227 shares (cost $45,029)                                45,604
       Small Cap Value Trust Series 0 - 214,213 shares (cost $4,592,958)                  4,406,358
       Small Company Trust Series 1 - 90,805 shares (cost $1,299,526)                     1,317,577
       Small Company Value Trust Series 0 - 3,414 shares (cost $70,857)                      74,625
       Small Company Value Trust Series 1 - 1,082,131 shares (cost $22,854,510)          23,687,841
       Special Value Trust Series 1 - 18,841 shares (cost $333,382)                         370,598
       Strategic Bond Trust Series 0                                                             --
       Strategic Bond Trust Series 1 - 454,203 shares (cost $5,324,719)                   5,459,524
       Strategic Income Trust Series 1 - 38,693 shares (cost $515,922)                      512,297
       Strategic Opportunities Trust Series 0 - 8 shares (cost $98)                             106
       Strategic Opportunities Trust Series 1 - 368,847 shares (cost $3,956,130)          4,938,858
       Strategic Value Trust Series 0                                                            --

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

               Statements of Assets and Contract Owners' Equity

                               December 31, 2006

Assets (continued)
Investments at fair value:
   Sub-accounts invested in John Hancock Trust portfolios:
       Strategic Value Trust Series 1                                                                --
       Total Return Trust Series 0 - 28,302 shares (cost $ 387,891)                             390,568
       Total Return Trust Series 1 - 2,085,347 shares (cost $ 28,489,442)                    28,840,343
       Total Stock Market Index Trust Series 0 - 131 shares (cost $ 1,723)                        1,715
       Total Stock Market Index Trust Series 1 - 218,419 shares (cost $ 2,555,567)            2,867,841
       U.S. Core Trust Series 1 - 761,760 shares (cost $ 16,303,120)                         16,484,485
       U.S. Global Leaders Growth Trust Series 1 - 52,484 shares (cost $ 657,681)               690,161
       U.S. Government Securities Trust Series 0 - 27 shares (cost $362)                            370
       U.S. Government Securities Trust Series 1 - 820,559 shares (cost $ 10,992,450)        11,102,160
       U.S. High Yield Bond Trust Series 0 - 337 shares (cost $ 4,364)                            4,564
       U.S. High Yield Bond Trust Series 1 - 206 shares (cost $ 2,609)                            2,781
       U.S. Large Cap Trust Series 0                                                                 --
       U.S. Large Cap Trust Series 1 - 1,427,266 shares (cost $ 19,367,795)                  23,164,531
       Utilities Trust Series 0 - 154 shares (cost $ 2,005)                                       2,261
       Utilities Trust Series 1 - 166,021 shares (cost $ 2,080,849)                           2,433,871
       Value Trust Series 1 - 370,238 shares (cost $ 7,405,108)                               8,411,802

   Sub-account invested in Outside Trust portfolios:
       All Asset Portfolio Series 1 - 67,931 shares (cost $ 798,391)                            793,435
                                                                                           ------------
Total assets                                                                               $811,311,132
                                                                                           ============
Contract Owners' Equity
                                                                                           ------------
Variable universal life insurance contracts                                                $811,311,132
                                                                                           ============

See accompanying notes.

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

        Statements of Operations and Changes in Contract Owners' Equity

                                                                       Sub-Account
                                                   ----------------------------------------------------
                                                   500 Index Trust B Series 0 500 Index Trust Series 1
                                                   -------------------------- -------------------------
                                                    Year Ended    Year Ended   Year Ended   Year Ended
                                                    Dec. 31/06   Dec. 31/05 ^  Dec. 31/06   Dec. 31/05
                                                   ------------  ------------ -----------  -----------
Income:
   Dividends                                       $    282,780  $   263,850  $   105,632  $    96,820
Expenses:
   Mortality and expense risk                            95,488       78,009       34,429       23,098
                                                   ------------  -----------  -----------  -----------
Net investment income (loss)                            187,292      185,841       71,203       73,722
Net realized gain (loss)                              1,951,007      427,560      972,049      314,803
   Change in unrealized appreciation
     (depreciation) during the period                 1,108,607    1,190,166      675,969      (25,167)
                                                   ------------  -----------  -----------  -----------
Net increase (decrease) in assets from operations     3,246,906    1,803,567    1,719,221      363,358
                                                   ------------  -----------  -----------  -----------
Changes from principal transactions:
Transfer of net premiums                              2,032,426    1,349,134    1,491,095    2,093,648
Transfer on terminations                            (13,863,663)  (1,268,439)  (2,432,260)    (609,636)
Transfer on policy loans                                (24,494)      30,388       (3,005)     (23,342)
Net interfund transfers                               3,960,547   20,498,406     (566,907)   2,045,945
                                                   ------------  -----------  -----------  -----------
Net increase (decrease) in assets from principal
  transactions                                       (7,895,184)  20,609,489   (1,511,077)   3,506,615
                                                   ------------  -----------  -----------  -----------
Total increase (decrease) in assets                  (4,648,278)  22,413,056      208,144    3,869,973
Assets, beginning of period                          22,413,056           --   11,226,224    7,356,251
                                                   ------------  -----------  -----------  -----------
Assets, end of period                              $ 17,764,778  $22,413,056  $11,434,368  $11,226,224
                                                   ============  ===========  ===========  ===========

--------
^ Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.
++  Fund available in prior year but no activity.
^^ Terminated as an investment option and funds transferred to Mid Cap Stock Trust Series 1 on May 2, 2005.

See accompanying notes.

                                                                             Sub-Account
                                         -------------------------------------------------------------------------------------
                                         Active Bond Trust Series 0 Active Bond Trust Series 1 Aggressive Growth Trust Series 1
                                         -------------------------- -------------------------  --------------------------------
                                                 Year Ended         Year Ended    Year Ended              Year Ended
                                               Dec. 31/06 ++        Dec. 31/06   Dec. 31/05 ^           Dec. 31/05 ^^
                                         -------------------------- ----------   ------------  --------------------------------
Income:
   Dividends                                      $  9,541          $  107,757    $   15,178                      --
Expenses:
   Mortality and expense risk                           --              21,697        22,766                   9,889
                                                  --------          ----------    ----------              ----------
Net investment income (loss)                         9,541              86,060        (7,588)                 (9,889)
Net realized gain (loss)                           (10,217)              6,290        25,796                 118,075
   Change in unrealized appreciation
     (depreciation) during the period                 (219)             69,245        40,866                (508,205)
                                                  --------          ----------    ----------              ----------
Net increase (decrease) in assets from
  operations                                          (895)            161,595        59,074                (400,019)
Changes from principal transactions:
Transfer of net premiums                                --             407,935       188,984                 414,591
Transfer on terminations                            (2,556)           (110,771)     (270,360)                (97,631)
Transfer on policy loans                                --                 (46)      (21,166)                    568
Net interfund transfers                            111,512            (159,567)    4,208,926              (5,703,049)
                                                  --------          ----------    ----------              ----------
Net increase (decrease) in assets from
  principal transactions                           108,956             137,551     4,106,384              (5,385,521)
                                                  --------          ----------    ----------              ----------
Total increase (decrease) in assets                108,061             299,146     4,165,458              (5,785,540)
Assets, beginning of period                             --           4,165,458            --               5,785,540
                                                  --------          ----------    ----------              ----------
Assets, end of period                             $108,061          $4,464,604    $4,165,458                      --
                                                  ========          ==========    ==========              ==========

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                     Sub-Account
                                         -----------------------------------
                                          All Asset Portfolio   All Cap Core
                                               Series 1        Trust Series 0
                                         --------------------- --------------
                                         Year Ended Year Ended   Year Ended
                                         Dec. 31/06 Dec. 31/05 Dec. 31/06 ++
                                         ---------- ---------- --------------
Income:
   Dividends                              $ 35,587   $ 15,763         --
Expenses:
   Mortality and expense risk                3,386      1,444         --
                                          --------   --------       ----
Net investment income (loss)                32,201     14,319         --
   Net realized gain (loss)                   (949)    (1,624)         1
   Change in unrealized appreciation
     (depreciation) during the period       (1,319)    (2,828)        20
                                          --------   --------       ----
Net increase (decrease) in assets from
  operations                                29,933      9,867         21
                                          --------   --------       ----
Changes from principal transactions:
   Transfer of net premiums                130,934     12,099        228
   Transfer on terminations                (73,036)   (14,767)       (18)
   Transfer on policy loans                     --         --         --
   Net interfund transfers                 170,869    450,046         64
                                          --------   --------       ----
Net increase (decrease) in assets from
  principal transactions                   228,767    447,378        274
                                          --------   --------       ----
Total increase (decrease) in assets        258,700    457,245        295

Assets, beginning of period                534,735     77,490         --
                                          --------   --------       ----
Assets, end of period                     $793,435   $534,735       $295
                                          ========   ========       ====

--------
++  Fund available in prior year but no activity.

See accompanying notes.

                                                                   Sub-Account
                                         ---------------------------------------------------------------
                                              All Cap Core       All Cap Growth      All Cap Growth
                                             Trust Series 1      Trust Series 0      Trust Series 1
                                         ----------------------  -------------- ------------------------
                                         Year Ended  Year Ended    Year Ended    Year Ended   Year Ended
                                         Dec. 31/06  Dec. 31/05  Dec. 31/06 ++   Dec. 31/06   Dec. 31/05
                                         ----------  ----------  -------------- -----------  -----------
Income:
   Dividends                             $   24,386  $   21,563         --               --           --
Expenses:
   Mortality and expense risk                20,666      16,203         --           39,826       43,637
                                         ----------  ----------       ----      -----------  -----------
Net investment income (loss)                  3,720       5,360         --          (39,826)     (43,637)
   Net realized gain (loss)                 258,922     137,400          2          739,977      382,697
   Change in unrealized appreciation
     (depreciation) during the period       232,941     100,735         58         (492,006)     247,763
                                         ----------  ----------       ----      -----------  -----------
Net increase (decrease) in assets from
  operations                                495,583     243,495         60          208,145      586,823
                                         ----------  ----------       ----      -----------  -----------
Changes from principal transactions:
   Transfer of net premiums                 475,000     455,351        673          692,073      914,743
   Transfer on terminations                (394,405)   (413,730)       (76)        (937,821)  (1,078,685)
   Transfer on policy loans                  (8,327)     13,431         --           (7,646)      14,091
   Net interfund transfers                  931,922    (239,246)       190       (3,551,535)    (501,878)
                                         ----------  ----------       ----      -----------  -----------
Net increase (decrease) in assets from
  principal transactions                  1,004,190    (184,194)       787       (3,804,929)    (651,729)
                                         ----------  ----------       ----      -----------  -----------
Total increase (decrease) in assets       1,499,773      59,301        847       (3,596,784)     (64,906)

Assets, beginning of period               3,066,213   3,006,912         --        7,772,423    7,837,329
                                         ----------  ----------       ----      -----------  -----------
Assets, end of period                    $4,565,986  $3,066,213       $847      $ 4,175,639  $ 7,772,423
                                         ==========  ==========       ====      ===========  ===========

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                      Sub-Account
                                         -------------------------------------
                                         All Cap Value       All Cap Value
                                         Trust Series 0     Trust Series 1
                                         -------------- ----------------------
                                           Year Ended   Year Ended  Year Ended
                                         Dec. 31/06 ++  Dec. 31/06  Dec. 31/05
                                         -------------- ----------  ----------
Income:
   Dividends                                    --      $  366,798  $   65,492
Expenses:
   Mortality and expense risk                   --           9,091       7,425
                                              ----      ----------  ----------
Net investment income (loss)                    --         357,707      58,067
   Net realized gain (loss)                     --          49,659      64,631
   Change in unrealized appreciation
     (depreciation) during the period           15        (169,440)    (45,890)
                                              ----      ----------  ----------
Net increase (decrease) in assets from
  operations                                    15         237,926      76,808
                                              ----      ----------  ----------
Changes from principal transactions:
   Transfer of net premiums                    228         353,846     352,551
   Transfer on terminations                    (19)       (275,304)    (87,557)
   Transfer on policy loans                     --              --          --
   Net interfund transfers                      64         (23,721)   (232,758)
                                              ----      ----------  ----------
Net increase (decrease) in assets from
  principal transactions                       273          54,821      32,236
                                              ----      ----------  ----------
Total increase (decrease) in assets            288         292,747     109,044
Assets, beginning of period                     --       1,705,935   1,596,891
                                              ----      ----------  ----------
Assets, end of period                         $288      $1,998,682  $1,705,935
                                              ====      ==========  ==========

--------
++  Fund available in prior year but no activity.

See accompanying notes.

                                                                   Sub-Account
                                         ------------------------------------------------------------------
                                         American Blue Chip Income
                                               and Growth          American Bond       American Growth
                                             Trust Series 1        Trust Series 1      Trust Series 1
                                         ------------------------  -------------- -------------------------
                                         Year Ended   Year Ended     Year Ended    Year Ended    Year Ended
                                         Dec. 31/06   Dec. 31/05   Dec. 31/06 ++   Dec. 31/06    Dec. 31/05
                                         ----------   ----------   -------------- -----------  ------------
Income:
   Dividends                             $   71,258   $   41,759            --    $   276,179  $    18,593
Expenses:
   Mortality and expense risk                12,892        3,135           306        136,426       72,698
                                         ----------   ----------      --------    -----------  -----------
Net investment income (loss)                 58,366       38,624          (306)       139,753      (54,105)
   Net realized gain (loss)                  66,140       11,341            34        955,848      847,328
   Change in unrealized appreciation
     (depreciation) during the period       363,974      (39,709)        4,142      1,670,864    2,037,453
                                         ----------   ----------      --------    -----------  -----------
Net increase (decrease) in assets from
  operations                                488,480       10,256         3,870      2,766,465    2,830,676
                                         ----------   ----------      --------    -----------  -----------
Changes from principal transactions:
   Transfer of net premiums                 464,293      364,431         3,088      1,692,259    1,218,724
   Transfer on terminations                 (31,061)     (65,483)         (370)      (900,900)    (586,897)
   Transfer on policy loans                    (988)          --            --        (17,148)     (10,699)
   Net interfund transfers                1,914,449    1,653,265       400,242      6,860,568   14,475,470
                                         ----------   ----------      --------    -----------  -----------
Net increase (decrease) in assets from
  principal transactions                  2,346,693    1,952,213       402,960      7,634,779   15,096,598
                                         ----------   ----------      --------    -----------  -----------
Total increase (decrease) in assets       2,835,173    1,962,469       406,830     10,401,244   17,927,274

Assets, beginning of period               2,325,308      362,839            --     26,189,118    8,261,844
                                         ----------   ----------      --------    -----------  -----------
Assets, end of period                    $5,160,481   $2,325,308      $406,830    $36,590,362  $26,189,118
                                         ==========   ==========      ========    ===========  ===========

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                            Sub-Account
                                         ------------------------------------------------
                                         American Growth-Income   American International
                                             Trust Series 1           Trust Series 1
                                         ----------------------  ------------------------
                                         Year Ended  Year Ended   Year Ended   Year Ended
                                         Dec. 31/06  Dec. 31/05   Dec. 31/06   Dec. 31/05
                                         ----------  ----------  -----------  -----------
Income:
   Dividends                             $   34,196  $   12,744  $   364,549  $   536,453
Expenses:
   Mortality and expense risk                12,520      10,293       86,663       35,770
                                         ----------  ----------  -----------  -----------
Net investment income (loss)                 21,676       2,451      277,886      500,683
   Net realized gain (loss)                 133,791      26,885      829,200       75,086
   Change in unrealized appreciation
     (depreciation) during the period       225,049      90,763    2,524,806    1,525,417
                                         ----------  ----------  -----------  -----------
Net increase (decrease) in assets from
  operations                                380,516     120,099    3,631,892    2,101,186
                                         ----------  ----------  -----------  -----------
Changes from principal transactions:
   Transfer of net premiums                 584,979     541,216    1,439,767      680,845
   Transfer on terminations                (249,905)   (163,290)    (633,077)    (217,860)
   Transfer on policy loans                    (989)       (113)     (12,415)      (9,282)
   Net interfund transfers                 (430,195)    451,358   10,937,970   10,996,205
                                         ----------  ----------  -----------  -----------
Net increase (decrease) in assets from
  principal transactions                    (96,110)    829,171   11,732,245   11,449,908
                                         ----------  ----------  -----------  -----------
Total increase (decrease) in assets         284,406     949,270   15,364,137   13,551,094

Assets, beginning of period               2,725,094   1,775,824   15,253,954    1,702,860
                                         ----------  ----------  -----------  -----------
Assets, end of period                    $3,009,500  $2,725,094  $30,618,091  $15,253,954
                                         ==========  ==========  ===========  ===========

--------
++  Fund available in prior year but no activity.

See accompanying notes.

                                                                 Sub-Account
                                         ------------------------------------------------------------
                                         Blue Chip Growth      Blue Chip Growth         Bond Index
                                          Trust Series 0        Trust Series 1       Trust B Series 0
                                         ---------------- -------------------------  ----------------
                                            Year Ended     Year Ended    Year Ended     Year Ended
                                          Dec. 31/06 ++    Dec. 31/06    Dec. 31/05   Dec. 31/06 ++
                                         ---------------- ------------  -----------  ----------------
Income:
   Dividends                                       --     $     59,385  $   114,555     $   24,257
Expenses:
   Mortality and expense risk                      --          136,070      138,242             --
                                             --------     ------------  -----------     ----------
Net investment income (loss)                       --          (76,685)     (23,687)        24,257
   Net realized gain (loss)                       780        2,781,876    2,228,419            180
   Change in unrealized appreciation
     (depreciation) during the period          64,702         (318,318)    (969,360)        50,942
                                             --------     ------------  -----------     ----------
Net increase (decrease) in assets from
  operations                                   65,482        2,386,873    1,235,372         75,379
                                             --------     ------------  -----------     ----------
Changes from principal transactions:
   Transfer of net premiums                   115,515        2,784,024    4,163,454         80,498
   Transfer on terminations                   (12,807)     (10,202,021)  (2,871,393)       (22,496)
   Transfer on policy loans                        --           (7,131)     (18,689)            --
   Net interfund transfers                    539,980         (381,960)  (5,435,650)     1,504,404
                                             --------     ------------  -----------     ----------
Net increase (decrease) in assets from
  principal transactions                      642,688       (7,807,088)  (4,162,278)     1,562,406
                                             --------     ------------  -----------     ----------
Total increase (decrease) in assets           708,170       (5,420,215)  (2,926,906)     1,637,785

Assets, beginning of period                        --       29,446,370   32,373,276             --
                                             --------     ------------  -----------     ----------
Assets, end of period                        $708,170     $ 24,026,155  $29,446,370     $1,637,785
                                             ========     ============  ===========     ==========

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                          Sub-Account
                                         --------------------------------------------
                                         Capital Appreciation   Capital Appreciation
                                            Trust Series 0         Trust Series 1
                                         -------------------- -----------------------
                                              Year Ended       Year Ended  Year Ended
                                            Dec. 31/06 ++      Dec. 31/06  Dec. 31/05
                                         -------------------- -----------  ----------
Income:
   Dividends                                         --       $   284,871          --
Expenses:
   Mortality and expense risk                        --            32,673       7,438
                                               --------       -----------  ----------
Net investment income (loss)                         --           252,198      (7,438)
   Net realized gain (loss)                          31           (50,207)     75,373
   Change in unrealized appreciation
     (depreciation) during the period               221          (147,127)    163,380
                                               --------       -----------  ----------
Net increase (decrease) in assets from
  operations                                        252            54,864     231,315
                                               --------       -----------  ----------
Changes from principal transactions:
   Transfer of net premiums                         187           666,878     124,985
   Transfer on terminations                        (160)       (1,169,210)    (47,804)
   Transfer on policy loans                          --              (494)         --
   Net interfund transfers                      100,827         6,240,842     865,616
                                               --------       -----------  ----------
Net increase (decrease) in assets from
  principal transactions                        100,854         5,738,016     942,797
                                               --------       -----------  ----------
Total increase (decrease) in assets             101,106         5,792,880   1,174,112

Assets, beginning of period                          --         2,156,867     982,755
                                               --------       -----------  ----------
Assets, end of period                          $101,106       $ 7,949,747  $2,156,867
                                               ========       ===========  ==========

--------
++  Fund available in prior year but no activity.
^ Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

See accompanying notes.

                                                                    Sub-Account
                                         ------------------------------------------------------------------
                                         Classic Value        Classic Value               Core Bond
                                         Trust Series 0      Trust Series 1            Trust Series 1
                                         -------------- ------------------------  -------------------------
                                           Year Ended   Year Ended   Year Ended   Year Ended    Year Ended
                                         Dec. 31/06 ++  Dec. 31/06  Dec. 31/05 ++ Dec. 31/06   Dec. 31/05 ^
                                         -------------- ----------  ------------- ---------- --------------
Income:
   Dividends                                  $ 17      $   28,453    $ 21,910       $  5          --
Expenses:
   Mortality and expense risk                   --           3,827         378          1          --
                                              ----      ----------    --------       ----         ---
Net investment income (loss)                    17          24,626      21,532          4          --
   Net realized gain (loss)                      2          12,655         337         --          --
   Change in unrealized appreciation
     (depreciation) during the period           41          64,710     (13,938)         7           1
                                              ----      ----------    --------       ----         ---
Net increase (decrease) in assets from
  operations                                    60         101,991       7,931         11           1
                                              ----      ----------    --------       ----         ---
Changes from principal transactions:
   Transfer of net premiums                    518         188,549      26,665        285          71
   Transfer on terminations                    (41)        (23,069)     (2,174)       (13)         --
   Transfer on policy loans                     --              --          --         --          --
   Net interfund transfers                     146         397,203     401,100         --          --
                                              ----      ----------    --------       ----         ---
Net increase (decrease) in assets from
  principal transactions                       623         562,683     425,591        272          71
                                              ----      ----------    --------       ----         ---
Total increase (decrease) in assets            683         664,674     433,522        283          72

Assets, beginning of period                     --         433,522          --         72          --
                                              ----      ----------    --------       ----         ---
Assets, end of period                         $683      $1,098,196    $433,522       $355         $72
                                              ====      ==========    ========       ====         ===

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                       Sub-Account
                                         ---------------------------------------
                                          Core Equity         Core Equity
                                         Trust Series 0      Trust Series 1
                                         -------------- ------------------------
                                           Year Ended   Year Ended  Year Ended
                                         Dec. 31/06 ++  Dec. 31/06 Dec. 31/05 ++
                                         -------------- ---------- -------------
Income:
   Dividends                                     --      $ 24,172          --
Expenses:
   Mortality and expense risk                    --         2,774       1,248
                                             ------      --------    --------
Net investment income (loss)                     --        21,398      (1,248)
   Net realized gain (loss)                      18          (344)      3,551
   Change in unrealized appreciation
     (depreciation) during the period           710        20,155      18,717
                                             ------      --------    --------
Net increase (decrease) in assets from
  operations                                    728        41,209      21,020
                                             ------      --------    --------
Changes from principal transactions:
   Transfer of net premiums                   4,921       109,062      23,003
   Transfer on terminations                    (571)      (24,625)     (8,030)
   Transfer on policy loans                      --         3,516      (3,442)
   Net interfund transfers                    1,388       269,501     251,893
                                             ------      --------    --------
Net increase (decrease) in assets from
  principal transactions                      5,738       357,454     263,424
                                             ------      --------    --------
Total increase (decrease) in assets           6,466       398,663     284,444

Assets, beginning of period                      --       284,444          --
                                             ------      --------    --------
Assets, end of period                        $6,466      $683,107    $284,444
                                             ======      ========    ========

--------
++  Fund available in prior year but no activity.
^^^ Terminated as an investment option and funds transferred to Active Bond
    Trust Series 1 on May 2, 2005.

See accompanying notes.

                                                               Sub-Account
                                         -------------------------------------------------------
                                         Diversified Bond Dynamic Growth      Dynamic Growth
                                          Trust Series 1  Trust Series 0      Trust Series 1
                                         ---------------- -------------- -----------------------
                                            Year Ended      Year Ended    Year Ended  Year Ended
                                          Dec. 31/05 ^^^  Dec. 31/06 ++   Dec. 31/06  Dec. 31/05
                                         ---------------- -------------- -----------  ----------
Income:
   Dividends                               $   264,857            --              --          --
Expenses:
   Mortality and expense risk                   12,406            --          19,137      14,466
                                           -----------       -------     -----------  ----------
Net investment income (loss)                   252,451            --         (19,137)    (14,466)
   Net realized gain (loss)                   (131,515)          298         567,438     161,865
   Change in unrealized appreciation
     (depreciation) during the period          (98,599)        1,483        (224,471)    185,926
                                           -----------       -------     -----------  ----------
Net increase (decrease) in assets from
  operations                                    22,337         1,781         323,830     333,325
                                           -----------       -------     -----------  ----------
Changes from principal transactions:
   Transfer of net premiums                    140,281        18,643         713,657     770,406
   Transfer on terminations                   (774,404)         (557)        (89,364)   (145,831)
   Transfer on policy loans                       (589)           --            (642)     (4,167)
   Net interfund transfers                  (7,097,386)        6,878      (1,431,101)    549,742
                                           -----------       -------     -----------  ----------
Net increase (decrease) in assets from
  principal transactions                    (7,732,098)       24,964        (807,450)  1,170,150
                                           -----------       -------     -----------  ----------
Total increase (decrease) in assets         (7,709,761)       26,745        (483,620)  1,503,475

Assets, beginning of period                  7,709,761            --       4,088,844   2,585,369
                                           -----------       -------     -----------  ----------
Assets, end of period                               --       $26,745     $ 3,605,224  $4,088,844
                                           ===========       =======     ===========  ==========

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                      Sub-Account
                                         -------------------------------------
                                         Emerging Growth    Emerging Growth
                                         Trust Series 0     Trust Series 1
                                         --------------- ---------------------
                                           Year Ended    Year Ended Year Ended
                                          Dec. 31/06 ++  Dec. 31/06 Dec. 31/05
                                         --------------- ---------- ----------
Income:
   Dividends                                    --       $ 178,162         --
Expenses:
   Mortality and expense risk                   --           2,029        916
                                              ----       ---------   --------
Net investment income (loss)                    --         176,133       (916)
   Net realized gain (loss)                      1         (48,779)    13,839
   Change in unrealized appreciation
     (depreciation) during the period           44         (85,962)    (7,183)
                                              ----       ---------   --------
Net increase (decrease) in assets from
  operations                                    45          41,392      5,740
                                              ----       ---------   --------
Changes from principal transactions:
   Transfer of net premiums                    508         267,906     37,965
   Transfer on terminations                    (61)        (13,642)    (6,188)
   Transfer on policy loans                     --              --         --
   Net interfund transfers                     143        (125,289)   201,144
                                              ----       ---------   --------
Net increase (decrease) in assets from
  principal transactions                       590         128,975    232,921
                                              ----       ---------   --------
Total increase (decrease) in assets            635         170,367    238,661

Assets, beginning of period                     --         300,058     61,397
                                              ----       ---------   --------
Assets, end of period                         $635       $ 470,425   $300,058
                                              ====       =========   ========
--------
++  Fund available in prior year but no activity.
+++ Terminated as an investment option and funds transferred to 500 Index Trust
    B Series 0 on May 2, 2005.

See accompanying notes.

                                                                   Sub-Account
                                         ----------------------------------------------------------------
                                         Emerging Small Company   Emerging Small Company    Equity Index
                                             Trust Series 0           Trust Series 1       Trust Series 1
                                         ---------------------- -------------------------  --------------
                                               Year Ended        Year Ended    Year Ended    Year Ended
                                             Dec. 31/06 ++       Dec. 31/06    Dec. 31/05  Dec. 31/05 +++
                                         ---------------------- ------------  -----------  --------------
Income:
   Dividends                                          --        $  2,674,796           --   $    484,590
Expenses:
   Mortality and expense risk                         --             279,831      286,353         42,334
                                                --------        ------------  -----------   ------------
Net investment income (loss)                          --           2,394,965     (286,353)       442,256
   Net realized gain (loss)                          555           1,383,143    3,539,027      2,620,736
   Change in unrealized appreciation
     (depreciation) during the period              2,824          (3,044,679)  (1,005,566)    (4,081,084)
                                                --------        ------------  -----------   ------------
Net increase (decrease) in assets from
  operations                                       3,379             733,429    2,247,108     (1,018,092)
                                                --------        ------------  -----------   ------------
Changes from principal transactions:
   Transfer of net premiums                       43,803           2,725,022    3,928,531      1,061,721
   Transfer on terminations                       (2,609)        (10,053,926)  (6,207,527)    (1,235,509)
   Transfer on policy loans                           --            (103,853)     (15,035)        (3,483)
   Net interfund transfers                        81,814          (3,553,560)     388,938    (25,969,554)
                                                --------        ------------  -----------   ------------
Net increase (decrease) in assets from
  principal transactions                         123,008         (10,986,317)  (1,905,093)   (26,146,825)
                                                --------        ------------  -----------   ------------
Total increase (decrease) in assets              126,387         (10,252,888)     342,015    (27,164,917)

Assets, beginning of period                           --          50,949,308   50,607,293     27,164,917
                                                --------        ------------  -----------   ------------
Assets, end of period                           $126,387        $ 40,696,420  $50,949,308             --
                                                ========        ============  ===========   ============

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                        Sub-Account
                                         ----------------------------------------
                                         Equity-Income        Equity-Income
                                         Trust Series 0       Trust Series 1
                                         -------------- -------------------------
                                           Year Ended    Year Ended    Year Ended
                                         Dec. 31/06 ++   Dec. 31/06    Dec. 31/05
                                         -------------- ------------  -----------
Income:
   Dividends                               $  374,329   $  2,840,626  $ 1,682,669
Expenses:
   Mortality and expense risk                      --        178,013      173,653
                                           ----------   ------------  -----------
Net investment income (loss)                  374,329      2,662,613    1,509,016
   Net realized gain (loss)                    (6,017)     2,028,547    2,493,240
   Change in unrealized appreciation
     (depreciation) during the period         422,086      1,664,587   (2,793,940)
                                           ----------   ------------  -----------
Net increase (decrease) in assets from
  operations                                  790,398      6,355,747    1,208,316
                                           ----------   ------------  -----------
Changes from principal transactions:
   Transfer of net premiums                 1,122,253      4,143,822    5,545,297
   Transfer on terminations                   (96,216)   (11,069,787)  (5,203,604)
   Transfer on policy loans                        --          2,280      (66,563)
   Net interfund transfers                  5,179,633      2,034,082   (2,017,139)
                                           ----------   ------------  -----------
Net increase (decrease) in assets from
  principal transactions                    6,205,670     (4,889,603)  (1,742,009)
                                           ----------   ------------  -----------
Total increase (decrease) in assets         6,996,068      1,466,144     (533,693)

Assets, beginning of period                        --     36,227,178   36,760,871
                                           ----------   ------------  -----------
Assets, end of period                      $6,996,068   $ 37,693,322  $36,227,178
                                           ==========   ============  ===========

--------
++  Fund available in prior year but no activity.

See accompanying notes.

                                                                 Sub-Account
                                         -----------------------------------------------------------
                                         Financial Services   Financial Services   Fundamental Value
                                           Trust Series 0       Trust Series 1      Trust Series 0
                                         ------------------ ---------------------- -----------------
                                             Year Ended     Year Ended  Year Ended    Year Ended
                                           Dec. 31/06 ++    Dec. 31/06  Dec. 31/05   Dec. 31/06 ++
                                         ------------------ ----------  ---------- -----------------
Income:
   Dividends                                       --       $    1,605   $  1,355            --
Expenses:
   Mortality and expense risk                      --            3,765      2,017            --
                                               ------       ----------   --------      --------
Net investment income (loss)                       --           (2,160)      (662)           --
   Net realized gain (loss)                         3           55,457     21,889            34
   Change in unrealized appreciation
     (depreciation) during the period             123          146,028      9,089         3,930
                                               ------       ----------   --------      --------
Net increase (decrease) in assets from
  operations                                      126          199,325     30,316         3,964
                                               ------       ----------   --------      --------
Changes from principal transactions:
   Transfer of net premiums                       746           49,102     52,927        10,204
   Transfer on terminations                       (58)         (40,074)   (29,365)       (1,885)
   Transfer on policy loans                        --            4,292     (2,833)           --
   Net interfund transfers                        210        1,833,215     93,169        88,870
                                               ------       ----------   --------      --------
Net increase (decrease) in assets from
  principal transactions                          898        1,846,535    113,898        97,189
                                               ------       ----------   --------      --------
Total increase (decrease) in assets             1,024        2,045,860    144,214       101,153

Assets, beginning of period                        --          466,240    322,026            --
                                               ------       ----------   --------      --------
Assets, end of period                          $1,024       $2,512,100   $466,240      $101,153
                                               ======       ==========   ========      ========

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                             Sub-Account
                                              ----------------------------------------
                                                 Fundamental Value    Global Allocation
                                                  Trust Series 1       Trust Series 0
                                              ----------------------  -----------------
                                              Year Ended  Year Ended     Year Ended
                                              Dec. 31/06  Dec. 31/05    Dec. 31/06 ++
                                              ----------  ----------  -----------------
Income:
   Dividends                                  $  148,571  $   11,737          --
Expenses:
   Mortality and expense risk                     18,811      14,824          --
                                              ----------  ----------        ----
Net investment income (loss)                     129,760      (3,087)         --
   Net realized gain (loss)                      156,488     200,098           1
   Change in unrealized appreciation
     (depreciation) during the period            211,439      34,728          24
                                              ----------  ----------        ----
Net increase (decrease) in assets from
  operations                                     497,687     231,739          25
                                              ----------  ----------        ----
Changes from principal transactions:
   Transfer of net premiums                      288,957     687,119         300
   Transfer on terminations                     (407,951)   (396,895)        (22)
   Transfer on policy loans                        2,924      (4,526)         --
   Net interfund transfers                     1,135,577      70,459          85
                                              ----------  ----------        ----
Net increase (decrease) in assets from
  principal transactions                       1,019,507     356,157         363
                                              ----------  ----------        ----
Total increase (decrease) in assets            1,517,194     587,896         388

Assets, beginning of period                    2,943,943   2,356,047          --
                                              ----------  ----------        ----
Assets, end of period                         $4,461,137  $2,943,943        $388
                                              ==========  ==========        ====

--------
++  Fund available in prior year but no activity.

See accompanying notes.

                                                                  Sub-Account
                                         ------------------------------------------------------------
                                           Global Allocation     Global Bond         Global Bond
                                             Trust Series 1     Trust Series 0     Trust Series 1
                                         ---------------------- -------------- ----------------------
                                         Year Ended  Year Ended   Year Ended   Year Ended  Year Ended
                                         Dec. 31/06  Dec. 31/05 Dec. 31/06 ++  Dec. 31/06  Dec. 31/05
                                         ----------  ---------- -------------- ----------  ----------
Income:
   Dividends                             $   13,734  $   1,948    $   26,941   $   59,657  $  239,690
Expenses:
   Mortality and expense risk                 7,188      1,889            --       24,142      23,042
                                         ----------  ---------    ----------   ----------  ----------
Net investment income (loss)                  6,546         59        26,941       35,515     216,648
   Net realized gain (loss)                  80,136     15,166          (824)     (76,647)     (9,069)
   Change in unrealized appreciation
     (depreciation) during the period       131,257      6,937        97,196      292,520    (572,862)
                                         ----------  ---------    ----------   ----------  ----------
Net increase (decrease) in assets from
  operations                                217,939     22,162       123,313      251,388    (365,283)
                                         ----------  ---------    ----------   ----------  ----------
Changes from principal transactions:
   Transfer of net premiums                 486,651    265,732       552,401      472,515   1,045,864
   Transfer on terminations                 (26,704)   (22,017)      (45,899)    (489,708)   (123,392)
   Transfer on policy loans                      --         --            --       (2,177)       (504)
   Net interfund transfers                  832,565   (147,226)    2,559,223     (377,984)    354,630
                                         ----------  ---------    ----------   ----------  ----------
Net increase (decrease) in assets from
  principal transactions                  1,292,512     96,489     3,065,725     (397,354)  1,276,598
                                         ----------  ---------    ----------   ----------  ----------

Total increase (decrease) in assets       1,510,451    118,651     3,189,038     (145,966)    911,315
Assets, beginning of period                 316,420    197,769            --    5,234,432   4,323,117
                                         ----------  ---------    ----------   ----------  ----------
Assets, end of period                    $1,826,871  $ 316,420    $3,189,038   $5,088,466  $5,234,432
                                         ==========  =========    ==========   ==========  ==========

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                          Sub-Account
                                         --------------------------------------------
                                         Global Trust Series 0  Global Trust Series 1
                                         --------------------- ----------------------
                                              Year Ended       Year Ended  Year Ended
                                             Dec. 31/06 ++     Dec. 31/06  Dec. 31/05
                                         --------------------- ----------  ----------
Income:
   Dividends                                         --        $   60,375  $   51,371
Expenses:
   Mortality and expense risk                        --            24,363      21,563
                                               --------        ----------  ----------
Net investment income (loss)                         --            36,012      29,808
   Net realized gain (loss)                         190           539,705     263,657
   Change in unrealized appreciation
     (depreciation) during the period             5,604           329,778     127,942
                                               --------        ----------  ----------
Net increase (decrease) in assets from
  operations                                      5,794           905,495     421,407
                                               --------        ----------  ----------
Changes from principal transactions:
   Transfer of net premiums                      58,405           763,200     641,290
   Transfer on terminations                      (1,717)         (497,033)   (294,436)
   Transfer on policy loans                          --            (4,908)      9,487
   Net interfund transfers                       39,344            48,735    (356,250)
                                               --------        ----------  ----------
Net increase (decrease) in assets from
  principal transactions                         96,032           309,994          91
                                               --------        ----------  ----------
Total increase (decrease) in assets             101,826         1,215,489     421,498

Assets, beginning of period                          --         4,510,252   4,088,754
                                               --------        ----------  ----------
Assets, end of period                          $101,826        $5,725,741  $4,510,252
                                               ========        ==========  ==========

--------
++    Fund available in prior year but no activity.
++ b  Fund renamed on May 1, 2006. Previously known as Growth & Income Trust
      II. Fund available in prior year but no activity.

See accompanying notes.

                                                               Sub-Account
                                         ------------------------------------------------------
                                         Growth & Income Health Sciences     Health Sciences
                                         Trust Series 0  Trust Series 0      Trust Series 1
                                         --------------- --------------- ----------------------
                                           Year Ended      Year Ended    Year Ended  Year Ended
                                         Dec. 31/06 ++ b  Dec. 31/06 ++  Dec. 31/06  Dec. 31/05
                                         --------------- --------------- ----------  ----------
Income:
   Dividends                                       --            --      $  408,934  $  274,633
Expenses:
   Mortality and expense risk                      --            --          23,308      17,374
                                           ----------        ------      ----------  ----------
Net investment income (loss)                       --            --         385,626     257,259
   Net realized gain (loss)                     1,964             3         305,009     (11,535)
   Change in unrealized appreciation
     (depreciation) during the period         133,739           136        (272,587)    228,018
                                           ----------        ------      ----------  ----------
Net increase (decrease) in assets from
  operations                                  135,703           139         418,048     473,742
                                           ----------        ------      ----------  ----------
Changes from principal transactions:
   Transfer of net premiums                   253,607         1,596         820,917     523,999
   Transfer on terminations                   (19,642)         (120)       (317,914)   (204,490)
   Transfer on policy loans                        --            --           1,231      (8,689)
   Net interfund transfers                    970,157           450         (60,492)    319,201
                                           ----------        ------      ----------  ----------
Net increase (decrease) in assets from
  principal transactions                    1,204,122         1,926         443,742     630,021
                                           ----------        ------      ----------  ----------
Total increase (decrease) in assets         1,339,825         2,065         861,790   1,103,763

Assets, beginning of period                        --            --       4,584,275   3,480,512
                                           ----------        ------      ----------  ----------
Assets, end of period                      $1,339,825        $2,065      $5,446,065  $4,584,275
                                           ==========        ======      ==========  ==========

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                       Sub-Account
                                         ---------------------------------------
                                           High Yield          High Yield
                                         Trust Series 0      Trust Series 1
                                         -------------- ------------------------
                                           Year Ended    Year Ended   Year Ended
                                         Dec. 31/06 ++   Dec. 31/06   Dec. 31/05
                                         -------------- -----------  -----------
Income:
   Dividends                                      --    $ 1,116,926  $   747,411
Expenses:
   Mortality and expense risk                     --         70,552       72,018
                                            --------    -----------  -----------
Net investment income (loss)                      --      1,046,374      675,393
   Net realized gain (loss)                      164         59,432      242,330
   Change in unrealized appreciation
     (depreciation) during the period          4,551        113,516     (425,412)
                                            --------    -----------  -----------
Net increase (decrease) in assets from
  operations                                   4,715      1,219,322      492,311
                                            --------    -----------  -----------
Changes from principal transactions:
   Transfer of net premiums                   35,955      1,325,822    1,948,232
   Transfer on terminations                   (2,303)    (2,570,328)    (921,044)
   Transfer on policy loans                       --          4,387       20,025
   Net interfund transfers                    93,927     (5,728,019)   3,496,664
                                            --------    -----------  -----------
Net increase (decrease) in assets from
  principal transactions                     127,579     (6,968,138)   4,543,877
                                            --------    -----------  -----------
Total increase (decrease) in assets          132,294     (5,748,816)   5,036,188

Assets, beginning of period                       --     16,898,635   11,862,447
                                            --------    -----------  -----------
Assets, end of period                       $132,294    $11,149,819  $16,898,635
                                            ========    ===========  ===========

--------
++    Fund available in prior year but no activity.
++ ~ Fund renamed on May 1, 2006. Previously known as International Stock Trust. Fund available in prior year but no activity.

See accompanying notes.

                                                                 Sub-Account
                                         ----------------------------------------------------------
                                         Income & Value      Income & Value       International Core
                                         Trust Series 0      Trust Series 1         Trust Series 0
                                         -------------- ------------------------  ------------------
                                           Year Ended    Year Ended   Year Ended      Year Ended
                                         Dec. 31/06 ++   Dec. 31/06   Dec. 31/05   Dec. 31/06 ++ ~
                                         -------------- -----------  -----------  ------------------
Income:
   Dividends                                     --     $   504,298  $   400,124            --
Expenses:
   Mortality and expense risk                    --         142,312      148,561            --
                                            -------     -----------  -----------        ------
Net investment income (loss)                     --         361,986      251,563            --
   Net realized gain (loss)                      20         730,264      375,495             5
   Change in unrealized appreciation
     (depreciation) during the period           887         647,357      417,912           486
                                            -------     -----------  -----------        ------
Net increase (decrease) in assets from
  operations                                    907       1,739,607    1,044,970           491
                                            -------     -----------  -----------        ------
Changes from principal transactions:
   Transfer of net premiums                  20,609       1,706,406    2,021,690            --
   Transfer on terminations                    (595)     (5,319,992)  (3,016,086)         (145)
   Transfer on policy loans                      --          34,839      (49,659)           --
   Net interfund transfers                   12,766      (2,130,395)  (4,367,818)        6,382
                                            -------     -----------  -----------        ------
Net increase (decrease) in assets from
  principal transactions                     32,780      (5,709,142)  (5,411,873)        6,237
                                            -------     -----------  -----------        ------
Total increase (decrease) in assets          33,687      (3,969,535)  (4,366,903)        6,728

Assets, beginning of period                      --      25,459,694   29,826,597            --
                                            -------     -----------  -----------        ------
Assets, end of period                       $33,687     $21,490,159  $25,459,694        $6,728
                                            =======     ===========  ===========        ======

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                              Sub-Account
                                         ----------------------------------------------------
                                             International Core     International Equity Index
                                               Trust Series 1            Trust A Series 1
                                         -------------------------  -------------------------
                                          Year Ended    Year Ended  Year Ended    Year Ended
                                         Dec. 31/06 ~   Dec. 31/05  Dec. 31/06  Dec. 31/05 (d)
                                         ------------  -----------  ----------  --------------
Income:
   Dividends                             $    836,391  $    90,908  $  115,136    $  323,833
Expenses:
   Mortality and expense risk                  77,019       59,646      35,162        18,238
                                         ------------  -----------  ----------    ----------
Net investment income (loss)                  759,372       31,262      79,974       305,595
   Net realized gain (loss)                 3,620,975    1,303,080     260,582         7,043
   Change in unrealized appreciation
     (depreciation) during the period      (1,222,391)     549,710   1,443,938       446,113
                                         ------------  -----------  ----------    ----------
Net increase (decrease) in assets from
  operations                                3,157,956    1,884,052   1,784,494       758,751
                                         ------------  -----------  ----------    ----------
Changes from principal transactions:
   Transfer of net premiums                 1,081,864      943,422     329,258       323,730
   Transfer on terminations               (12,217,337)  (1,955,865)   (384,880)      (85,057)
   Transfer on policy loans                    (5,003)     (33,396)    (15,182)         (233)
   Net interfund transfers                  3,415,008      (20,044)  1,785,490     4,146,035
                                         ------------  -----------  ----------    ----------
Net increase (decrease) in assets from
  principal transactions                   (7,725,468)  (1,065,883)  1,714,686     4,384,475
                                         ------------  -----------  ----------    ----------
Total increase (decrease) in assets        (4,567,512)     818,169   3,499,180     5,143,226

Assets, beginning of period                14,186,941   13,368,772   5,895,407       752,181
                                         ------------  -----------  ----------    ----------
Assets, end of period                    $  9,619,429  $14,186,941  $9,394,587    $5,895,407
                                         ============  ===========  ==========    ==========

--------
~   Fund renamed on May 1, 2006. Previously known as International Stock Trust.
(d) Fund renamed on May 2, 2005. Previously known as International Equity Index Fund.
++  Fund available in prior year but no activity.
^ Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

See accompanying notes.

                                                                           Sub-Account
                                         ---------------------------------------------------------------------------------
                                         International Equity Index International Opportunities International Opportunities
                                              Trust B Series 0            Trust Series 0             Trust Series 1
                                         -------------------------- --------------------------- --------------------------
                                                 Year Ended                 Year Ended          Year Ended     Year Ended
                                               Dec. 31/06 ++               Dec. 31/06 ++        Dec. 31/06    Dec. 31/05 ^
                                         -------------------------- --------------------------- ----------    ------------
Income:
   Dividends                                    $    92,526                        --           $   16,371           --
Expenses:
   Mortality and expense risk                            --                        --                3,104           43
                                                -----------                  --------            ----------      ------
Net investment income (loss)                         92,526                        --               13,267          (43)
   Net realized gain (loss)                         225,148                      (222)             (63,519)       1,176
   Change in unrealized appreciation
     (depreciation) during the period                20,668                    17,695              184,945          692
                                                -----------                  --------            ----------      ------
Net increase (decrease) in assets from
  operations                                        338,342                    17,473              134,693        1,825
                                                -----------                  --------            ----------      ------
Changes from principal transactions:
   Transfer of net premiums                       1,024,066                       352              189,587           --
   Transfer on terminations                         (23,328)                   (1,354)              (6,471)        (130)
   Transfer on policy loans                              --                        --              (15,193)          --
   Net interfund transfers                       (1,136,748)                  175,903            1,844,627        5,562
                                                -----------                  --------            ----------      ------
Net increase (decrease) in assets from
  principal transactions                           (136,010)                  174,901            2,012,550        5,432
                                                -----------                  --------            ----------      ------
Total increase (decrease) in assets                 202,332                   192,374            2,147,243        7,257

Assets, beginning of period                              --                        --                7,257           --
                                                -----------                  --------            ----------      ------
Assets, end of period                           $   202,332                  $192,374           $2,154,500       $7,257
                                                ===========                  ========            ==========      ======

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                           Sub-Account
                                         ----------------------------------------------
                                         International Small Cap International Small Cap
                                             Trust Series 0          Trust Series 1
                                         ----------------------- ----------------------
                                               Year Ended        Year Ended  Year Ended
                                              Dec. 31/06 ++      Dec. 31/06  Dec. 31/05
                                         ----------------------- ----------  ----------
Income:
   Dividends                                          --         $   58,302  $   41,190
Expenses:
   Mortality and expense risk                         --             29,380      25,748
                                                 -------         ----------  ----------
Net investment income (loss)                          --             28,922      15,442
   Net realized gain (loss)                           23            579,482     404,070
   Change in unrealized appreciation
     (depreciation) during the period              2,086            819,917      25,018
                                                 -------         ----------  ----------
Net increase (decrease) in assets from
  operations                                       2,109          1,428,321     444,530
                                                 -------         ----------  ----------
Changes from principal transactions:
   Transfer of net premiums                           --            698,436     562,224
   Transfer on terminations                         (497)          (771,065)   (384,316)
   Transfer on policy loans                           --              3,037      (3,607)
   Net interfund transfers                        14,301            500,324    (368,929)
                                                 -------         ----------  ----------
Net increase (decrease) in assets from
  principal transactions                          13,804            430,732    (194,628)
                                                 -------         ----------  ----------
Total increase (decrease) in assets               15,913          1,859,053     249,902

Assets, beginning of period                           --          4,994,547   4,744,645
                                                 -------         ----------  ----------
Assets, end of period                            $15,913         $6,853,600  $4,994,547
                                                 =======         ==========  ==========

--------
++  Fund available in prior year but no activity.

See accompanying notes.

                                                                       Sub-Account
                                         -----------------------------------------------------------------------
                                         International Value    International Value     Investment Quality Bond
                                           Trust Series 0         Trust Series 1             Trust Series 1
                                         ------------------- ------------------------  -------------------------
                                             Year Ended       Year Ended   Year Ended   Year Ended    Year Ended
                                            Dec. 31/06 ++     Dec. 31/06   Dec. 31/05   Dec. 31/06    Dec. 31/05
                                         ------------------- -----------  -----------  ------------  -----------
Income:
   Dividends                                       --        $ 1,372,977  $   220,337  $  1,288,354  $ 1,301,456
Expenses:
   Mortality and expense risk                      --            108,226       72,597       105,730      145,911
                                               ------        -----------  -----------  ------------  -----------
Net investment income (loss)                       --          1,264,751      147,740     1,182,624    1,155,545
   Net realized gain (loss)                         1          2,013,283      779,637    (1,184,275)    (131,716)
   Change in unrealized appreciation
     (depreciation) during the period              61          2,661,201      758,110       429,934     (678,441)
                                               ------        -----------  -----------  ------------  -----------
Net increase (decrease) in assets from
  operations                                       62          5,939,235    1,685,487       428,283      345,388
                                               ------        -----------  -----------  ------------  -----------
Changes from principal transactions:
   Transfer of net premiums                       394          2,727,556    2,752,144     2,422,502    2,919,232
   Transfer on terminations                       (24)        (2,112,356)    (995,811)   (2,226,276)  (1,330,058)
   Transfer on policy loans                        --             (7,715)      (7,151)       (2,046)     (11,860)
   Net interfund transfers                      1,834          2,046,461    7,855,764   (11,335,698)  (5,128,972)
                                               ------        -----------  -----------  ------------  -----------
Net increase (decrease) in assets from
  principal transactions                        2,204          2,653,946    9,604,946   (11,141,518)  (3,551,658)
                                               ------        -----------  -----------  ------------  -----------
Total increase (decrease) in assets             2,266          8,593,181   11,290,433   (10,713,235)  (3,206,270)

Assets, beginning of period                        --         19,488,615    8,198,182    19,439,556   22,645,826
                                               ------        -----------  -----------  ------------  -----------
Assets, end of period                          $2,266        $28,081,796  $19,488,615  $  8,726,321  $19,439,556
                                               ======        ===========  ===========  ============  ===========

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                       Sub-Account
                                         ---------------------------------------
                                             Large Cap Growth        Large Cap
                                              Trust Series 1       Trust Series 0
                                         ------------------------  --------------
                                          Year Ended   Year Ended    Year Ended
                                         Dec. 31/06 #  Dec. 31/05  Dec. 31/06 ++
                                         ------------ -----------  --------------
Income:
   Dividends                             $    24,131  $    43,632         --
Expenses:
   Mortality and expense risk                 11,016       32,151         --
                                         -----------  -----------       ----
Net investment income (loss)                  13,115       11,481         --
   Net realized gain (loss)                  509,226      168,700          1
   Change in unrealized appreciation
     (depreciation) during the period       (380,339)    (202,527)        66
                                         -----------  -----------       ----
Net increase (decrease) in assets from
  operations                                 142,002      (22,346)        67
                                         -----------  -----------       ----
Changes from principal transactions:
   Transfer of net premiums                  103,462      809,538        622
   Transfer on terminations                  (86,365)    (471,606)       (46)
   Transfer on policy loans                      510       (2,137)        --
   Net interfund transfers                (6,693,902)  (1,100,453)       175
                                         -----------  -----------       ----
Net increase (decrease) in assets from
  principal transactions                  (6,676,295)    (764,658)       751
                                         -----------  -----------       ----
Total increase (decrease) in assets       (6,534,293)    (787,004)       818

Assets, beginning of period                6,534,293    7,321,297         --
                                         -----------  -----------       ----
Assets, end of period                             --  $ 6,534,293       $818
                                         ===========  ===========       ====

--------
# Terminated as an investment option and funds transferred to Capital Appreciation Trust on May 1, 2006.
++  Fund available in prior year but no activity.
^ Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

See accompanying notes.

                                                                    Sub-Account
                                         ----------------------------------------------------------------
                                           Large Cap         Large Cap Value           Large Cap Value
                                         Trust Series 1       Trust Series 0           Trust Series 1
                                         -------------- -------------------------  ----------------------
                                           Year Ended    Year Ended   Year Ended   Year Ended  Year Ended
                                           Dec. 31/06   Dec. 31/05 ^ Dec. 31/06 ++ Dec. 31/06  Dec. 31/05
                                         -------------- ------------ ------------- ----------  ----------
Income:
   Dividends                                $   834            --           --     $  398,949          --
Expenses:
   Mortality and expense risk                   161             6           --         19,369       7,746
                                            -------        ------       ------     ----------  ----------
Net investment income (loss)                    673            (6)          --        379,580      (7,746)
   Net realized gain (loss)                      74             8           --        252,166      98,792
   Change in unrealized appreciation
     (depreciation) during the period         2,764           240           27         21,508     129,574
                                            -------        ------       ------     ----------  ----------
Net increase (decrease) in assets from
  operations                                  3,511           242           27        653,254     220,620
                                            -------        ------       ------     ----------  ----------
Changes from principal transactions:
   Transfer of net premiums                   1,547           190          306        460,818     554,135
   Transfer on terminations                  (1,103)         (203)         (12)       (55,385)    (85,528)
   Transfer on policy loans                      --            --           --        (15,537)    (21,269)
   Net interfund transfers                   28,399         3,790        3,043        655,696   1,762,407
                                            -------        ------       ------     ----------  ----------
Net increase (decrease) in assets from
  principal transactions                     28,843         3,777        3,337      1,045,592   2,209,745
                                            -------        ------       ------     ----------  ----------
Total increase (decrease) in assets          32,354         4,019        3,364      1,698,846   2,430,365

Assets, beginning of period                   4,019            --           --      3,866,266   1,435,901
                                            -------        ------       ------     ----------  ----------
Assets, end of period                       $36,373        $4,019       $3,364     $5,565,112  $3,866,266
                                            =======        ======       ======     ==========  ==========

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                          Sub-Account
                                         --------------------------------------------
                                         Lifestyle Aggressive   Lifestyle Aggressive
                                            Trust Series 0         Trust Series 1
                                         -------------------- -----------------------
                                              Year Ended       Year Ended  Year Ended
                                           Dec. 31/06 ++ i    Dec. 31/06 i Dec. 31/05
                                         -------------------- ------------ ----------
Income:
   Dividends                                        --         $1,798,354  $  166,623
Expenses:
   Mortality and expense risk                       --             39,930      32,784
                                                ------         ----------  ----------
Net investment income (loss)                        --          1,758,424     133,839
   Net realized gain (loss)                         31             72,211     111,210
   Change in unrealized appreciation
     (depreciation) during the period              520           (894,495)    284,348
                                                ------         ----------  ----------
Net increase (decrease) in assets from
  operations                                       551            936,140     529,397
                                                ------         ----------  ----------
Changes from principal transactions:
   Transfer of net premiums                      2,582            429,496     139,567
   Transfer on terminations                       (494)          (169,847)   (226,254)
   Transfer on policy loans                         --            (44,179)       (472)
   Net interfund transfers                       4,494            365,103     266,813
                                                ------         ----------  ----------
Net increase (decrease) in assets from
  principal transactions                         6,582            580,573     179,654
                                                ------         ----------  ----------
Total increase (decrease) in assets              7,133          1,516,713     709,051
Assets, beginning of period                         --          5,802,326   5,093,275
                                                ------         ----------  ----------
Assets, end of period                           $7,133         $7,319,039  $5,802,326
                                                ======         ==========  ==========

--------
++ i Fund renamed on May 1, 2006. Previously known as Lifestyle Aggressive 1000 Trust. Fund available in prior year but no activity.
i Fund renamed on May 1, 2006. Previously known as Lifestyle Aggressive 1000 Trust.
++ ii Fund renamed on May 1, 2006. Previously known as Lifestyle Balanced 640
      Trust. Fund available in prior year but no activity.
ii    Fund renamed on May 1, 2006. Previously known as Lifestyle Balanced 640
      Trust.
++ iiiFund renamed on May 1, 2006. Previously known as Lifestyle Conservative
      280 Trust. Fund available in prior year but no activity.

See accompanying notes.

                                                                     Sub-Account
                                         -------------------------------------------------------------------
                                         Lifestyle Balanced     Lifestyle Balanced     Lifestyle Conservative
                                           Trust Series 0         Trust Series 1           Trust Series 0
                                         ------------------ -------------------------  ----------------------
                                             Year Ended      Year Ended    Year Ended        Year Ended
                                          Dec. 31/06 ++ ii  Dec. 31/06 ii  Dec. 31/05    Dec. 31/06 ++ iii
                                         ------------------ ------------- -----------  ----------------------
Income:
   Dividends                                 $      316      $ 2,501,734  $ 1,032,966          $    1
Expenses:
   Mortality and expense risk                        --          114,550      110,084              --
                                             ----------      -----------  -----------          ------
Net investment income (loss)                        316        2,387,184      922,882               1
   Net realized gain (loss)                         874          793,703      653,088              --
   Change in unrealized appreciation
     (depreciation) during the period            44,155       (1,043,458)    (492,526)              2
                                             ----------      -----------  -----------          ------
Net increase (decrease) in assets from
  operations                                     45,345        2,137,429    1,083,444               3
                                             ----------      -----------  -----------          ------
Changes from principal transactions:
   Transfer of net premiums                      26,615        2,623,836    2,455,423             644
   Transfer on terminations                     (36,547)      (2,342,319)  (1,998,862)            (93)
   Transfer on policy loans                          --           (2,430)    (110,799)             --
   Net interfund transfers                    1,298,791       (5,694,687)     113,337             733
                                             ----------      -----------  -----------          ------
Net increase (decrease) in assets from
  principal transactions                      1,288,859       (5,415,600)     459,099           1,284
                                             ----------      -----------  -----------          ------
Total increase (decrease) in assets           1,334,204       (3,278,171)   1,542,543           1,287

Assets, beginning of period                          --       19,581,681   18,039,138              --
                                             ----------      -----------  -----------          ------
Assets, end of period                        $1,334,204      $16,303,510  $19,581,681          $1,287
                                             ==========      ===========  ===========          ======

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                          Sub-Account
                                         ----------------------------------------------
                                            Lifestyle Conservative     Lifestyle Growth
                                                Trust Series 1          Trust Series 0
                                         ----------------------------- ----------------
                                           Year Ended       Year Ended    Year Ended
                                         Dec. 31/06 iii     Dec. 31/05 Dec. 31/06 ++ iv
                                         -------------- -------------- ----------------
Income:
   Dividends                              $   505,216     $  490,384      $      390
Expenses:
   Mortality and expense risk                  30,910         37,798              --
                                          -----------     ----------      ----------
Net investment income (loss)                  474,306        452,586             390
   Net realized gain (loss)                  (333,059)        11,961           2,563
   Change in unrealized appreciation
     (depreciation) during the period         169,605       (328,023)        111,580
                                          -----------     ----------      ----------
Net increase (decrease) in assets from
  operations                                  310,852        136,524         114,533
                                          -----------     ----------      ----------
Changes from principal transactions:
   Transfer of net premiums                   900,293        949,035         761,973
   Transfer on terminations                  (745,497)      (497,194)        (54,873)
   Transfer on policy loans                       (13)            --              --
   Net interfund transfers                 (5,188,895)      (130,406)        636,244
                                          -----------     ----------      ----------
Net increase (decrease) in assets from
  principal transactions                   (5,034,112)       321,435       1,343,344
                                          -----------     ----------      ----------
Total increase (decrease) in assets        (4,723,260)       457,959       1,457,877

Assets, beginning of period                 5,962,323      5,504,364              --
                                          -----------     ----------      ----------
Assets, end of period                     $ 1,239,063     $5,962,323      $1,457,877
                                          ===========     ==========      ==========

--------
iii Fund renamed on May 1, 2006. Previously known as Lifestyle Conservative 280 Trust.
++iv Fund renamed on May 1, 2006. Previously known as Lifestyle Growth 820
     Trust. Fund available in prior year but no activity.
iv   Fund renamed on May 1, 2006. Previously known as Lifestyle Growth 820
     Trust.
++v Fund renamed on May 1, 2006. Previously known as Lifestyle Moderate 460 Trust. Fund available in prior year but no activity.
v    Fund renamed on May 1, 2006. Previously known as Lifestyle Moderate 460
     Trust.

See accompanying notes.

                                                                      Sub-Account
                                         ---------------------------------------------------------------------
                                              Lifestyle Growth      Lifestyle Moderate    Lifestyle Moderate
                                               Trust Series 1         Trust Series 0        Trust Series 1
                                         -------------------------- ------------------ -----------------------
                                          Year Ended     Year Ended     Year Ended      Year Ended  Year Ended
                                         Dec. 31/06 iv   Dec. 31/05  Dec. 31/06 ++ v   Dec. 31/06 v Dec. 31/05
                                         ------------- ------------ ------------------ ------------ ----------
Income:
   Dividends                              $ 1,268,999  $   248,841       $     7        $  202,278  $  196,461
Expenses:
   Mortality and expense risk                  62,624       46,474            --            14,913      15,050
                                          -----------  -----------       -------        ----------  ----------
Net investment income (loss)                1,206,375      202,367             7           187,365     181,411
   Net realized gain (loss)                   183,308      272,909             6            53,995      84,567
   Change in unrealized appreciation
     (depreciation) during the period        (160,067)     112,729           222            36,275    (162,256)
                                          -----------  -----------       -------        ----------  ----------
Net increase (decrease) in assets from
  operations                                1,229,616      588,005           235           277,635     103,722
                                          -----------  -----------       -------        ----------  ----------
Changes from principal transactions:
   Transfer of net premiums                   943,502      599,804            --           375,825     189,342
   Transfer on terminations                  (816,175)  (1,241,110)          (76)         (503,815)   (802,700)
   Transfer on policy loans                   (31,609)     (25,468)           --            (7,365)    158,125
   Net interfund transfers                  1,783,643      672,862        11,924             7,427     (87,269)
                                          -----------  -----------       -------        ----------  ----------
Net increase (decrease) in assets from
  principal transactions                    1,879,361        6,088        11,848          (127,928)   (542,502)
                                          -----------  -----------       -------        ----------  ----------
Total increase (decrease) in assets         3,108,977      594,093        12,083           149,707    (438,780)

Assets, beginning of period                 8,315,803    7,721,710            --         3,008,972   3,447,752
                                          -----------  -----------       -------        ----------  ----------
Assets, end of period                     $11,424,780  $ 8,315,803       $12,083        $3,158,679  $3,008,972
                                          ===========  ===========       =======        ==========  ==========

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                        Sub-Account
                                               ------------------------------
                                                  Managed      Mid Cap Core
                                               Trust Series 0 Trust Series 0
                                               -------------- ---------------
                                                 Year Ended     Year Ended
                                               Dec. 31/06 ++  Dec. 31/06 ++ x
                                               -------------- ---------------
  Income:
     Dividends                                    $ 55,487         $  55
  Expenses:
     Mortality and expense risk                         --            --
                                                  --------         -----
  Net investment income (loss)                      55,487            55
     Net realized gain (loss)                      (68,564)          (38)
     Change in unrealized appreciation
       (depreciation) during the period                698             0
                                                  --------         -----
  Net increase (decrease) in assets from
    operations                                     (12,379)           17
                                                  --------         -----
  Changes from principal transactions:
     Transfer of net premiums                      122,876           203
     Transfer on terminations                       (4,412)          (23)
     Transfer on policy loans                           --            --
     Net interfund transfers                       (45,852)         (197)
                                                  --------         -----
  Net increase (decrease) in assets from
    principal transactions                          72,612           (17)
                                                  --------         -----
  Total increase (decrease) in assets               60,233            --

  Assets, beginning of period                           --            --
                                                  --------         -----
  Assets, end of period                           $ 60,233            --
                                                  ========         =====
--------
++  Fund available in prior year but no activity.
++x Terminated as an investment option and funds transferred to Mid Cap Index
    Trust on Dec. 4, 2006. Fund available in prior year but no activity.
x Terminated as an investment option and funds transferred to Mid Cap Index Trust on December 4, 2006.

See accompanying notes.

                                                                       Sub-Account
                                             ----------------------------------------------------------------
                                                  Mid Cap Core       Mid Cap Index        Mid Cap Index
                                                 Trust Series 1      Trust Series 0      Trust Series 1
                                             ----------------------- -------------- -------------------------
                                              Year Ended  Year Ended   Year Ended    Year Ended    Year Ended
                                             Dec. 31/06 x Dec. 31/05 Dec. 31/06 ++   Dec. 31/06    Dec. 31/05
                                             ------------ ---------- -------------- -----------  ------------
Income:
   Dividends                                  $ 261,414    $ 83,108           --    $   322,328  $   398,312
Expenses:
   Mortality and expense risk                     5,294       4,916           --         32,903       35,270
                                              ---------    --------     --------    -----------  -----------
Net investment income (loss)                    256,120      78,192           --        289,425      363,042
   Net realized gain (loss)                    (179,040)      6,252         (467)       586,781      430,241
   Change in unrealized appreciation
     (depreciation) during the period            (7,652)    (41,042)      30,342       (330,368)    (104,490)
                                              ---------    --------     --------    -----------  -----------
Net increase (decrease) in assets from
  operations                                     69,428      43,402       29,875        545,838      688,793
                                              ---------    --------     --------    -----------  -----------
Changes from principal transactions:
   Transfer of net premiums                      97,129     354,026       88,754        482,049      969,412
   Transfer on terminations                     (61,148)    (69,558)      (7,149)    (1,987,942)    (366,310)
   Transfer on policy loans                          --         (21)          --         (3,369)        (352)
   Net interfund transfers                     (934,758)    (85,934)     238,201      1,249,510   (2,044,633)
                                              ---------    --------     --------    -----------  -----------
Net increase (decrease) in assets from
  principal transactions                       (898,777)    198,513      319,806       (259,752)  (1,441,883)
                                              ---------    --------     --------    -----------  -----------
Total increase (decrease) in assets            (829,349)    241,915      349,681        286,086     (753,090)

Assets, beginning of period                     829,349     587,434           --      6,231,380    6,984,470
                                              ---------    --------     --------    -----------  -----------
Assets, end of period                                --    $829,349     $349,681    $ 6,517,466  $ 6,231,380
                                              =========    ========     ========    ===========  ===========

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                       Sub-Account
                                         ---------------------------------------
                                         Mid Cap Stock        Mid Cap Stock
                                         Trust Series 0      Trust Series 1
                                         -------------- ------------------------
                                           Year Ended    Year Ended   Year Ended
                                         Dec. 31/06 ++   Dec. 31/06   Dec. 31/05
                                         -------------- -----------  -----------
Income:
   Dividends                                      --    $   601,318  $   203,232
Expenses:
   Mortality and expense risk                     --         70,864       55,141
                                            --------    -----------  -----------
Net investment income (loss)                      --        530,454      148,091
   Net realized gain (loss)                     (587)     1,903,374      424,773
   Change in unrealized appreciation
     (depreciation) during the period          7,745       (702,432)   1,237,951
                                            --------    -----------  -----------
Net increase (decrease) in assets from
  operations                                   7,158      1,731,396    1,810,815
                                            --------    -----------  -----------
Changes from principal transactions:
   Transfer of net premiums                    3,802      1,048,897    1,552,040
   Transfer on terminations                   (3,434)    (2,411,802)    (638,596)
   Transfer on policy loans                       --        (24,242)        (376)
   Net interfund transfers                   131,880       (423,608)  (5,724,536)
                                            --------    -----------  -----------
Net increase (decrease) in assets from
  principal transactions                     132,248     (1,810,755)  (4,811,468)
                                            --------    -----------  -----------
Total increase (decrease) in assets          139,406        (79,359)  (3,000,653)

Assets, beginning of period                       --     13,361,473   16,362,126
                                            --------    -----------  -----------
Assets, end of period                       $139,406    $13,282,114  $13,361,473
                                            ========    ===========  ===========

--------
++  Fund available in prior year but no activity.

See accompanying notes.

                                                               Sub-Account
                                         --------------------------------------------------------
                                         Mid Cap Value        Mid Cap Value       Mid Value Trust
                                         Trust Series 0      Trust Series 1          Series 0
                                         -------------- ------------------------  ---------------
                                           Year Ended    Year Ended   Year Ended    Year Ended
                                         Dec. 31/06 ++   Dec. 31/06   Dec. 31/05   Dec. 31/06 ++
                                         -------------- -----------  -----------  ---------------
Income:
   Dividends                                      --    $ 5,433,795  $   865,256           --
Expenses:
   Mortality and expense risk                     --        139,600      119,540           --
                                            --------    -----------  -----------     --------
Net investment income (loss)                      --      5,294,195      745,716           --
   Net realized gain (loss)                      700         88,813    1,371,665        3,888
   Change in unrealized appreciation
     (depreciation) during the period          6,290     (1,822,166)     326,694      129,028
                                            --------    -----------  -----------     --------
Net increase (decrease) in assets from
  operations                                   6,990      3,560,842    2,444,075      132,916
                                            --------    -----------  -----------     --------
Changes from principal transactions:
   Transfer of net premiums                   66,779      2,953,540    3,777,121      171,269
   Transfer on terminations                   (2,019)    (1,851,005)    (912,509)     (15,027)
   Transfer on policy loans                       --        (17,192)        (378)          --
   Net interfund transfers                    28,630     (5,250,371)  13,268,419      660,612
                                            --------    -----------  -----------     --------
Net increase (decrease) in assets from
  principal transactions                      93,390     (4,165,028)  16,132,653      816,854
                                            --------    -----------  -----------     --------
Total increase (decrease) in assets          100,380       (604,186)  18,576,728      949,770

Assets, beginning of period                       --     32,162,303   13,585,575           --
                                            --------    -----------  -----------     --------
Assets, end of period                       $100,380    $31,558,117  $32,162,303     $949,770
                                            ========    ===========  ===========     ========

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                         Sub-Account
                                         ------------------------------------------
                                           Money Market          Money Market
                                         Trust B Series 0       Trust Series 1
                                         ---------------- -------------------------
                                            Year Ended     Year Ended    Year Ended
                                          Dec. 31/06 ++    Dec. 31/06    Dec. 31/05
                                         ---------------- ------------  -----------
Income:
   Dividends                               $    173,969   $  2,957,926  $ 1,334,553
Expenses:
   Mortality and expense risk                        --        336,317      240,075
                                           ------------   ------------  -----------
Net investment income (loss)                    173,969      2,621,609    1,094,478
   Net realized gain (loss)                          --             --           --
   Change in unrealized appreciation
     (depreciation) during the period                 0              0           --
                                           ------------   ------------  -----------
Net increase (decrease) in assets from
  operations                                    173,969      2,621,609    1,094,478
                                           ------------   ------------  -----------
Changes from principal transactions:
   Transfer of net premiums                   9,032,419     14,592,677   12,718,525
   Transfer on terminations                  37,532,862    (19,877,281)  (8,191,624)
   Transfer on policy loans                          --          3,862      (36,426)
   Net interfund transfers                  (39,806,190)    36,657,483    6,751,164
                                           ------------   ------------  -----------
Net increase (decrease) in assets from
  principal transactions                      6,759,091     31,376,741   11,241,639
                                           ------------   ------------  -----------
Total increase (decrease) in assets           6,933,060     33,998,350   12,336,117

Assets, beginning of period                          --     52,697,960   40,361,843
                                           ------------   ------------  -----------
Assets, end of period                      $  6,933,060   $ 86,696,310  $52,697,960
                                           ============   ============  ===========

--------
++  Fund available in prior year but no activity.

See accompanying notes.

                                                                Sub-Account
                                         ----------------------------------------------------------
                                         Natural Resources    Natural Resources     Overseas Equity
                                          Trust Series 0        Trust Series 1      Trust Series 0
                                         ----------------- -----------------------  ---------------
                                            Year Ended      Year Ended  Year Ended    Year Ended
                                           Dec. 31/06 ++    Dec. 31/06  Dec. 31/05   Dec. 31/06 ++
                                         ----------------- -----------  ----------  ---------------
Income:
   Dividends                                      --       $ 1,442,515  $   70,449            --
Expenses:
   Mortality and expense risk                     --            37,196      16,587            --
                                              ------       -----------  ----------    ----------
Net investment income (loss)                      --         1,405,319      53,862            --
   Net realized gain (loss)                       (4)          261,161     739,877           370
   Change in unrealized appreciation
     (depreciation) during the period            161          (475,687)    558,950       152,881
                                              ------       -----------  ----------    ----------
Net increase (decrease) in assets from
  operations                                     157         1,190,793   1,352,689       153,251
                                              ------       -----------  ----------    ----------
Changes from principal transactions:
   Transfer of net premiums                    2,994         2,280,002     884,166       213,508
   Transfer on terminations                     (138)         (552,932)   (113,353)      (18,382)
   Transfer on policy loans                       --           (40,815)     (4,099)           --
   Net interfund transfers                       844        (1,145,952)  1,157,218       898,613
                                              ------       -----------  ----------    ----------
Net increase (decrease) in assets from
  principal transactions                       3,700           540,303   1,923,932     1,093,739
                                              ------       -----------  ----------    ----------
Total increase (decrease) in assets            3,857         1,731,096   3,276,621     1,246,990

Assets, beginning of period                       --         5,240,454   1,963,833            --
                                              ------       -----------  ----------    ----------
Assets, end of period                         $3,857       $ 6,971,550  $5,240,454    $1,246,990
                                              ======       ===========  ==========    ==========

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                          Sub-Account
                                                 -----------------------------
                                                    Overseas     Pacific Rim
                                                 Trust Series 1 Trust Series 0
                                                 -------------- --------------
                                                   Year Ended     Year Ended
                                                 Dec. 31/05 ~~  Dec. 31/06 ++
                                                 -------------- --------------
  Income:
     Dividends                                    $    26,472           --
  Expenses:
     Mortality and expense risk                        11,015           --
                                                  -----------       ------
  Net investment income (loss)                         15,457           --
     Net realized gain (loss)                         453,768            3
     Change in unrealized appreciation
       (depreciation) during the period              (643,264)         139
                                                  -----------       ------
  Net increase (decrease) in assets from
    operations                                       (174,039)         142
                                                  -----------       ------
  Changes from principal transactions:
     Transfer of net premiums                         332,051        1,544
     Transfer on terminations                        (121,484)        (140)
     Transfer on policy loans                            (203)          --
     Net interfund transfers                       (6,052,348)         435
                                                  -----------       ------
  Net increase (decrease) in assets from
    principal transactions                         (5,841,984)       1,839
                                                  -----------       ------
  Total increase (decrease) in assets              (6,016,023)       1,981

  Assets, beginning of period                       6,016,023           --
                                                  -----------       ------
  Assets, end of period                                    --       $1,981
                                                  ===========       ======
--------
~~ Terminated as an investment option and funds transferred to International Value Trust on May 2, 2005.
++  Fund available in prior year but no activity.

See accompanying notes.

                                                                          Sub-Account
                                               ------------------------------------------------------------------
                                                     Pacific Rim       Quantitative All Cap Quantitative All Cap
                                                   Trust Series 1         Trust Series 0       Trust Series 1
                                               ----------------------  -------------------- ---------------------
                                               Year Ended  Year Ended       Year Ended      Year Ended Year Ended
                                               Dec. 31/06  Dec. 31/05     Dec. 31/06 ++     Dec. 31/06 Dec. 31/05
                                               ----------  ----------  -------------------- ---------- ----------
Income:
   Dividends                                   $   78,114  $   51,181         $   82         $    928   $ 2,139
Expenses:
   Mortality and expense risk                      46,116      33,430             --              753        52
                                               ----------  ----------         ------         --------   -------
Net investment income (loss)                       31,998      17,751             82              175     2,087
   Net realized gain (loss)                     1,078,836     366,227              4           26,037       319
   Change in unrealized appreciation
     (depreciation) during the period            (439,341)    992,934            111            1,501    (1,577)
                                               ----------  ----------         ------         --------   -------
Net increase (decrease) in assets from
  operations                                      671,493   1,376,912            197           27,713       829
                                               ----------  ----------         ------         --------   -------
Changes from principal transactions:
   Transfer of net premiums                       932,749     475,979          1,554           18,848    27,153
   Transfer on terminations                      (647,909)   (716,554)          (144)          (3,960)   (1,212)
   Transfer on policy loans                       (24,162)      6,685             --          (14,791)       --
   Net interfund transfers                      1,369,954     (50,112)           438          (59,390)    2,987
                                               ----------  ----------         ------         --------   -------
Net increase (decrease) in assets from
  principal transactions                        1,630,632    (284,002)         1,848          (59,293)   28,928
                                               ----------  ----------         ------         --------   -------
Total increase (decrease) in assets             2,302,125   1,092,910          2,045          (31,580)   29,757

Assets, beginning of period                     6,929,233   5,836,323             --           32,673     2,916
                                               ----------  ----------         ------         --------   -------
Assets, end of period                          $9,231,358  $6,929,233         $2,045         $  1,093   $32,673
                                               ==========  ==========         ======         ========   =======

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                        Sub-Account
                                         ------------------------------------------
                                         Quantitative Mid Cap Quantitative Mid Cap
                                            Trust Series 0       Trust Series 1
                                         -------------------- ---------------------
                                              Year Ended      Year Ended Year Ended
                                            Dec. 31/06 ++     Dec. 31/06 Dec. 31/05
                                         -------------------- ---------- ----------
Income:
   Dividends                                       --         $ 130,839         --
Expenses:
   Mortality and expense risk                      --             3,103      2,544
                                                 ----         ---------   --------
Net investment income (loss)                       --           127,736     (2,544)
   Net realized gain (loss)                         1            (1,529)    13,336
   Change in unrealized appreciation
     (depreciation) during the period              42          (116,417)    42,955
                                                 ----         ---------   --------
Net increase (decrease) in assets from
  operations                                       43             9,790     53,747
                                                 ----         ---------   --------
Changes from principal transactions:
   Transfer of net premiums                       694           217,911     71,765
   Transfer on terminations                       (73)          (22,242)   (19,192)
   Transfer on policy loans                        --                --        (22)
   Net interfund transfers                        196          (217,618)   (13,615)
                                                 ----         ---------   --------
Net increase (decrease) in assets from
  principal transactions                          817           (21,949)    38,936
                                                 ----         ---------   --------
Total increase (decrease) in assets               860           (12,159)    92,683

Assets, beginning of period                        --           487,068    394,385
                                                 ----         ---------   --------
Assets, end of period                            $860         $ 474,909   $487,068
                                                 ====         =========   ========

--------
++  Fund available in prior year but no activity.

See accompanying notes.

                                                                    Sub-Account
                                         ------------------------------------------------------------------
                                         Quantitative Value    Quantitative Value    Real Estate Securities
                                           Trust Series 0        Trust Series 1          Trust Series 0
                                         ------------------ ------------------------ ----------------------
                                             Year Ended     Year Ended  Year Ended         Year Ended
                                           Dec. 31/06 ++    Dec. 31/06 Dec. 31/05 ++     Dec. 31/06 ++
                                         ------------------ ---------- ------------- ----------------------
Income:
   Dividends                                       --        $ 2,943         --            $  737,009
Expenses:
   Mortality and expense risk                      --            895         27                    --
                                               ------        -------       ----            ----------
Net investment income (loss)                       --          2,048        (27)              737,009
   Net realized gain (loss)                         3         23,430        649              (100,301)
   Change in unrealized appreciation
     (depreciation) during the period             150            142         --               309,121
                                               ------        -------       ----            ----------
Net increase (decrease) in assets from
  operations                                      153         25,620        622               945,829
                                               ------        -------       ----            ----------
Changes from principal transactions:
   Transfer of net premiums                     1,254             --         --               980,004
   Transfer on terminations                       (74)        (2,392)      (156)              (78,898)
   Transfer on policy loans                        --             --         --                    --
   Net interfund transfers                        354         (3,418)      (466)            3,988,342
                                               ------        -------       ----            ----------
Net increase (decrease) in assets from
  principal transactions                        1,534         (5,810)      (622)            4,889,448
                                               ------        -------       ----            ----------
Total increase (decrease) in assets             1,687         19,810         --             5,835,277

Assets, beginning of period                        --             --         --                    --
                                               ------        -------       ----            ----------
Assets, end of period                          $1,687        $19,810         --            $5,835,277
                                               ======        =======       ====            ==========

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                         Sub-Account
                                         ------------------------------------------
                                           Real Estate Securities   Real Return Bond
                                               Trust Series 1        Trust Series 0
                                         -------------------------  ----------------
                                          Year Ended    Year Ended     Year Ended
                                          Dec. 31/06    Dec. 31/05   Dec. 31/06 ++
                                         ------------  -----------  ----------------
Income:
   Dividends                             $  8,050,634  $ 5,696,781           --
Expenses:
   Mortality and expense risk                 233,063      201,032           --
                                         ------------  -----------      -------
Net investment income (loss)                7,817,571    5,495,749           --
   Net realized gain (loss)                 2,942,349    2,300,759           18
   Change in unrealized appreciation
     (depreciation) during the period       3,039,570   (4,050,057)        (893)
                                         ------------  -----------      -------
Net increase (decrease) in assets from
  operations                               13,799,490    3,746,451         (875)
                                         ------------  -----------      -------
Changes from principal transactions:
   Transfer of net premiums                 2,773,775    3,203,497        9,800
   Transfer on terminations               (11,895,817)  (3,735,390)      (1,639)
   Transfer on policy loans                  (207,472)     (71,285)          --
   Net interfund transfers                 (2,193,878)  (1,953,087)      87,951
                                         ------------  -----------      -------
Net increase (decrease) in assets from
  principal transactions                  (11,523,392)  (2,556,265)      96,112
                                         ------------  -----------      -------
Total increase (decrease) in assets         2,276,098    1,190,186       95,237

Assets, beginning of period                39,627,992   38,437,806           --
                                         ------------  -----------      -------
Assets, end of period                    $ 41,904,090  $39,627,992      $95,237
                                         ============  ===========      =======

--------
++  Fund available in prior year but no activity.

See accompanying notes.

                                                                       Sub-Account
                                         -----------------------------------------------------------------------
                                                                                                Series
                                            Real Return Bond     Science & Technology    Science & Technology
                                             Trust Series 1         Trust Series 0          Trust Series 1
                                         ----------------------  -------------------- --------------------------
                                         Year Ended  Year Ended       Year Ended       Year Ended   Year Ended
                                         Dec. 31/06  Dec. 31/05     Dec. 31/06 ++      Dec. 31/06   Dec. 31/05
                                         ----------  ----------  -------------------- -----------  ------------
Income:
   Dividends                             $   90,802  $   58,163            --                  --            --
Expenses:
   Mortality and expense risk                 9,847       7,035            --              95,580       106,167
                                         ----------  ----------         -----         -----------  ------------
Net investment income (loss)                 80,955      51,128            --             (95,580)     (106,167)
   Net realized gain (loss)                  (3,102)     20,619             4             851,679       415,202
   Change in unrealized appreciation
     (depreciation) during the period       (75,972)    (62,554)          118             203,963      (348,119)
                                         ----------  ----------         -----         -----------  ------------
Net increase (decrease) in assets from
  operations                                  1,881       9,193           122             960,062       (39,084)
                                         ----------  ----------         -----         -----------  ------------
Changes from principal transactions:
   Transfer of net premiums                 339,182     477,070           767           1,369,054     2,330,500
   Transfer on terminations                 (61,199)    (76,309)         (119)         (3,995,688)   (1,675,670)
   Transfer on policy loans                    (416)    (24,241)           --              58,489         8,380
   Net interfund transfers                  565,582    (301,076)          216          (2,055,089)  (10,559,993)
                                         ----------  ----------         -----         -----------  ------------
Net increase (decrease) in assets from
  principal transactions                    843,149      75,444           864          (4,623,234)   (9,896,783)
                                         ----------  ----------         -----         -----------  ------------
Total increase (decrease) in assets         845,030      84,637           986          (3,663,172)   (9,935,867)

Assets, beginning of period               1,669,468   1,584,831            --          20,287,236    30,223,103
                                         ----------  ----------         -----         -----------  ------------
Assets, end of period                    $2,514,498  $1,669,468         $ 986         $16,624,064  $ 20,287,236
                                         ==========  ==========         =====         ===========  ============

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                         Sub-Account
                                               --------------------------------
                                               Short-Term Bond Small Cap Growth
                                               Trust Series 0   Trust Series 0
                                               --------------- ----------------
                                                 Year Ended       Year Ended
                                                Dec. 31/06 ++   Dec. 31/06 ++
                                               --------------- ----------------
Income:
   Dividends                                      $ 23,330                --
Expenses:
   Mortality and expense risk                           --                --
                                                  --------        ----------
Net investment income (loss)                        23,330                --
   Net realized gain (loss)                        (21,712)           (6,735)
   Change in unrealized appreciation
     (depreciation) during the period                   49           195,446
                                                  --------        ----------
Net increase (decrease) in assets from
  operations                                         1,667           188,711
                                                  --------        ----------
Changes from principal transactions:
   Transfer of net premiums                             --           287,659
   Transfer on terminations                         (1,936)          (26,832)
   Transfer on policy loans                             --                --
   Net interfund transfers                          24,952         1,391,314
                                                  --------        ----------
Net increase (decrease) in assets from
  principal transactions                            23,016         1,652,141
                                                  --------        ----------
Total increase (decrease) in assets                 24,683         1,840,852

Assets, beginning of period                             --                --
                                                  --------        ----------
Assets, end of period                             $ 24,683        $1,840,852
                                                  ========        ==========
--------
++  Fund available in prior year but no activity.

See accompanying notes.

                                                                          Sub-Account
                                               ------------------------------------------------------------------
                                               Small Cap Index      Small Cap Index      Small Cap Opportunities
                                               Trust Series 0       Trust Series 1            Trust Series 1
                                               --------------- ------------------------  ------------------------
                                                 Year Ended     Year Ended   Year Ended  Year Ended    Year Ended
                                                Dec. 31/06 ++   Dec. 31/06   Dec. 31/05  Dec. 31/06    Dec. 31/05
                                               --------------- -----------  -----------  ----------  ------------
Income:
   Dividends                                      $ 10,583     $   398,191  $   450,972  $  214,796   $   19,697
Expenses:
   Mortality and expense risk                           --          59,501       52,105      30,190       17,963
                                                  --------     -----------  -----------  ----------   ----------
Net investment income (loss)                        10,583         338,690      398,867     184,606        1,734
   Net realized gain (loss)                        (20,894)        680,809      194,935     424,573      296,913
   Change in unrealized appreciation
     (depreciation) during the period                7,340       1,025,799       12,957      11,087      293,682
                                                  --------     -----------  -----------  ----------   ----------
Net increase (decrease) in assets from
  operations                                        (2,971)      2,045,298      606,759     620,266      592,329
                                                  --------     -----------  -----------  ----------   ----------
Changes from principal transactions:
   Transfer of net premiums                        118,533         999,774      953,242     390,090      332,904
   Transfer on terminations                         (4,852)     (2,195,316)    (466,990)   (436,143)    (280,836)
   Transfer on policy loans                             --          (3,343)      49,463      (9,268)        (169)
   Net interfund transfers                          67,716          38,138    3,529,504     705,870    3,741,257
                                                  --------     -----------  -----------  ----------   ----------
Net increase (decrease) in assets from
  principal transactions                           181,397      (1,160,747)   4,065,219     650,549    3,793,156
                                                  --------     -----------  -----------  ----------   ----------
Total increase (decrease) in assets                178,426         884,551    4,671,978   1,270,815    4,385,485

Assets, beginning of period                             --      11,739,024    7,067,046   6,011,042    1,625,557
                                                  --------     -----------  -----------  ----------   ----------
Assets, end of period                             $178,426     $12,623,575  $11,739,024  $7,281,857   $6,011,042
                                                  ========     ===========  ===========  ==========   ==========

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                      Sub-Account
                                         --------------------------------------
                                           Small Cap           Small Cap
                                         Trust Series 0     Trust Series 1
                                         -------------- -----------------------
                                           Year Ended   Year Ended  Year Ended
                                         Dec. 31/06 ++  Dec. 31/06 Dec. 31/05 ^
                                         -------------- ---------- ------------
Income:
   Dividends                                    --       $ 4,089          --
Expenses:
   Mortality and expense risk                   --           216          15
                                              ----       -------     -------
Net investment income (loss)                    --         3,873         (15)
   Net realized gain (loss)                    480        (4,230)         (7)
   Change in unrealized appreciation
     (depreciation) during the period            0           235         340
                                              ----       -------     -------
Net increase (decrease) in assets from
  operations                                   480          (122)        318
                                              ----       -------     -------
Changes from principal transactions:
   Transfer of net premiums                     --         6,211         517
   Transfer on terminations                    483        (2,395)       (224)
   Transfer on policy loans                     --            --          --
   Net interfund transfers                    (963)       24,879      16,420
                                              ----       -------     -------
Net increase (decrease) in assets from
  principal transactions                      (480)       28,695      16,713
                                              ----       -------     -------
Total increase (decrease) in assets             --        28,573      17,031

Assets, beginning of period                     --        17,031          --
                                              ----       -------     -------
Assets, end of period                           --       $45,604     $17,031
                                              ====       =======     =======
--------
++  Fund available in prior year but no activity.
^ Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.
(j) Terminated as an investment option and funds transferred to Small Cap Opportunity Trust on May 2, 2005.

See accompanying notes.

                                                                Sub-Account
                                         ---------------------------------------------------------
                                         Small Cap Value Small Company Blend     Small Company
                                         Trust Series 0    Trust Series 1        Trust Series 1
                                         --------------- ------------------- ---------------------
                                           Year Ended        Year Ended      Year Ended  Year Ended
                                          Dec. 31/06 ++    Dec. 31/05 (j)    Dec. 31/06  Dec. 31/05
                                         --------------- ------------------- ----------  ----------
Income:
   Dividends                               $  659,586                --      $    8,125   $      4
Expenses:
   Mortality and expense risk                      --             4,230             673        245
                                           ----------        ----------      ----------   --------
Net investment income (loss)                  659,586            (4,230)          7,452       (241)
   Net realized gain (loss)                   (61,769)           (4,367)          1,188      6,841
   Change in unrealized appreciation
     (depreciation) during the period        (186,600)         (227,929)         17,035      1,017
                                           ----------        ----------      ----------   --------
Net increase (decrease) in assets from
  operations                                  411,217          (236,526)         25,675      7,617
                                           ----------        ----------      ----------   --------
Changes from principal transactions:
   Transfer of net premiums                   715,696            27,490         266,446     42,362
   Transfer on terminations                   (58,632)         (100,046)         (4,121)   (89,707)
   Transfer on policy loans                        --            (1,238)             --         --
   Net interfund transfers                  3,338,077        (1,314,266)        985,610     83,695
                                           ----------        ----------      ----------   --------
Net increase (decrease) in assets from
  principal transactions                    3,995,141        (1,388,060)      1,247,935     36,350
                                           ----------        ----------      ----------   --------
Total increase (decrease) in assets         4,406,358        (1,624,586)      1,273,610     43,967

Assets, beginning of period                        --         1,624,586          43,967         --
                                           ----------        ----------      ----------   --------
Assets, end of period                      $4,406,358                --      $1,317,577   $ 43,967
                                           ==========        ==========      ==========   ========

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                          Sub-Account
                                         --------------------------------------------
                                         Small Company Value    Small Company Value
                                           Trust Series 0         Trust Series 1
                                         ------------------- ------------------------
                                             Year Ended       Year Ended   Year Ended
                                            Dec. 31/06 ++     Dec. 31/06   Dec. 31/05
                                         ------------------- -----------  -----------
Income:
   Dividends                                        --       $ 4,388,046  $   428,910
Expenses:
   Mortality and expense risk                       --           136,642      115,206
                                               -------       -----------  -----------
Net investment income (loss)                        --         4,251,404      313,704
   Net realized gain (loss)                        596         1,531,690    2,353,453
   Change in unrealized appreciation
     (depreciation) during the period            3,768        (2,093,977)  (1,242,663)
                                               -------       -----------  -----------
Net increase (decrease) in assets from
  operations                                     4,364         3,689,117    1,424,494
                                               -------       -----------  -----------
Changes from principal transactions:
   Transfer of net premiums                     53,849         4,303,892    4,488,191
   Transfer on terminations                     (3,892)       (8,072,237)  (1,916,909)
   Transfer on policy loans                         --             4,286       (8,957)
   Net interfund transfers                      20,304        (2,333,045)  (2,287,918)
                                               -------       -----------  -----------
Net increase (decrease) in assets from
  principal transactions                        70,261        (6,097,104)     274,407
                                               -------       -----------  -----------
Total increase (decrease) in assets             74,625        (2,407,987)   1,698,901

Assets, beginning of period                         --        26,095,828   24,396,927
                                               -------       -----------  -----------
Assets, end of period                          $74,625       $23,687,841  $26,095,828
                                               =======       ===========  ===========

--------
++  Fund available in prior year but no activity.

See accompanying notes.

                                                                 Sub-Account
                                         -----------------------------------------------------------
                                             Special Value     Strategic Bond     Strategic Bond
                                            Trust Series 1     Trust Series 0     Trust Series 1
                                         --------------------  -------------- ----------------------
                                         Year Ended Year Ended   Year Ended   Year Ended  Year Ended
                                         Dec. 31/06 Dec. 31/05 Dec. 31/06 ++  Dec. 31/06  Dec. 31/05
                                         ---------- ---------- -------------- ----------  ----------
Income:
   Dividends                             $  35,048   $  1,101         --      $  349,479  $  104,231
Expenses:
   Mortality and expense risk                1,596      1,480         --          30,307      23,638
                                         ---------   --------       ----      ----------  ----------
Net investment income (loss)                33,452       (379)        --         319,172      80,593
   Net realized gain (loss)                 15,101      5,043         18         (36,577)    102,238
   Change in unrealized appreciation
     (depreciation) during the period      (11,507)    13,482          0          49,719    (100,942)
                                         ---------   --------       ----      ----------  ----------
Net increase (decrease) in assets from
  operations                                37,046     18,146         18         332,314      81,889
                                         ---------   --------       ----      ----------  ----------
Changes from principal transactions:
   Transfer of net premiums                164,070     39,101         --       1,100,588     878,464
   Transfer on terminations                 (7,006)    (7,980)      (686)       (479,632)   (303,891)
   Transfer on policy loans                     --         --         --             713         202
   Net interfund transfers                (132,743)    34,544        668        (712,282)   (260,453)
                                         ---------   --------       ----      ----------  ----------
Net increase (decrease) in assets from
  principal transactions                    24,321     65,665        (18)        (90,613)    314,322
                                         ---------   --------       ----      ----------  ----------
Total increase (decrease) in assets         61,367     83,811         --         241,701     396,211

Assets, beginning of period                309,231    225,420         --       5,217,823   4,821,612
                                         ---------   --------       ----      ----------  ----------
Assets, end of period                    $ 370,598   $309,231         --      $5,459,524  $5,217,823
                                         =========   ========       ====      ==========  ==========

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                       Sub-Account
                                         ---------------------------------------
                                         Strategic Growth    Strategic Income
                                          Trust Series 1      Trust Series 1
                                         ---------------- ----------------------
                                            Year Ended    Year Ended  Year Ended
                                          Dec. 31/05 (h)  Dec. 31/06  Dec. 31/05
                                         ---------------- ----------  ----------
Income:
   Dividends                               $    22,052    $   18,156  $   42,262
Expenses:
   Mortality and expense risk                    1,619         5,454       2,001
                                           -----------    ----------  ----------
Net investment income (loss)                    20,433        12,702      40,261
   Net realized gain (loss)                     31,411        (2,157)      1,191
   Change in unrealized appreciation
     (depreciation) during the period         (111,325)       25,116     (29,060)
                                           -----------    ----------  ----------
Net increase (decrease) in assets from
  operations                                   (59,481)       35,661      12,392
                                           -----------    ----------  ----------
Changes from principal transactions:
   Transfer of net premiums                     43,285       288,069      31,429
   Transfer on terminations                    (14,017)      (49,100)    (13,544)
   Transfer on policy loans                         --            (3)       (124)
   Net interfund transfers                  (1,009,266)     (837,587)  1,014,937
                                           -----------    ----------  ----------
Net increase (decrease) in assets from
  principal transactions                      (979,998)     (598,621)  1,032,698
                                           -----------    ----------  ----------
Total increase (decrease) in assets         (1,039,479)     (562,960)  1,045,090

Assets, beginning of period                  1,039,479     1,075,257      30,167
                                           -----------    ----------  ----------
Assets, end of period                               --    $  512,297  $1,075,257
                                           ===========    ==========  ==========

--------
(h) Terminatead as an investment option and funds transferred to U.S. Global Leaders Growth Trust on May 2, 2005.
++    Fund available in prior year but no activity.
++ c Terminated as an investment option and funds transferred to Large Cap Value Trust on Dec. 4, 2006. Fund available in prior year but no activity.

See accompanying notes.

                                                                   Sub-Account
                                         ---------------------------------------------------------------
                                         Strategic Opportunities Strategic Opportunities Strategic Value
                                             Trust Series 0          Trust Series 1      Trust Series 0
                                         ----------------------- ----------------------  ---------------
                                               Year Ended        Year Ended  Year Ended    Year Ended
                                              Dec. 31/06 ++      Dec. 31/06  Dec. 31/05  Dec. 31/06 ++ c
                                         ----------------------- ----------  ----------  ---------------
Income:
   Dividends                                        --           $      577  $   18,691       $ 277
Expenses:
   Mortality and expense risk                       --               28,728      26,579          --
                                                  ----           ----------  ----------       -----
Net investment income (loss)                        --              (28,151)     (7,888)        277
   Net realized gain (loss)                         --              489,721     108,570        (181)
   Change in unrealized appreciation
     (depreciation) during the period                8               41,827     319,582           0
                                                  ----           ----------  ----------       -----
Net increase (decrease) in assets from
  operations                                         8              503,397     420,264          96
                                                  ----           ----------  ----------       -----
Changes from principal transactions:
   Transfer of net premiums                         83              600,267     401,814         958
   Transfer on terminations                         (8)            (739,778)   (620,348)        (90)
   Transfer on policy loans                         --              107,464      (1,187)         --
   Net interfund transfers                          23             (639,091)    173,814        (964)
                                                  ----           ----------  ----------       -----
Net increase (decrease) in assets from
  principal transactions                            98             (671,138)    (45,907)        (96)
                                                  ----           ----------  ----------       -----
Total increase (decrease) in assets                106             (167,741)    374,357          --

Assets, beginning of period                         --            5,106,599   4,732,242          --
                                                  ----           ----------  ----------       -----
Assets, end of period                             $106           $4,938,858  $5,106,599          --
                                                  ====           ==========  ==========       =====

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                              Sub-Account
                                         ---------------------------------------------------------
                                         Strategic Value Trust Series 1 Total Return Trust Series 0
                                         ------------------------------ ---------------------------
                                           Year Ended      Year Ended           Year Ended
                                         Dec. 31/06 (c)    Dec. 31/05          Dec. 31/06 ++
                                         --------------    ----------   ---------------------------
Income:
   Dividends                               $  26,523       $  19,083                   --
Expenses:
   Mortality and expense risk                  1,250           5,018                   --
                                           ---------       ---------             --------
Net investment income (loss)                  25,273          14,065                   --
   Net realized gain (loss)                   39,294          25,957                1,032
   Change in unrealized appreciation
     (depreciation) during the period         (4,326)        (91,372)               2,677
                                           ---------       ---------             --------
Net increase (decrease) in assets from
  operations                                  60,241         (51,350)               3,709
                                           ---------       ---------             --------
Changes from principal transactions:
   Transfer of net premiums                  155,352          56,440               69,283
   Transfer on terminations                  (56,288)       (623,336)              (8,043)
   Transfer on policy loans                       --              --                   --
   Net interfund transfers                  (246,473)       (127,478)             325,619
                                           ---------       ---------             --------
Net increase (decrease) in assets from
  principal transactions                    (147,409)       (694,374)             386,859
                                           ---------       ---------             --------
Total increase (decrease) in assets          (87,168)       (745,724)             390,568

Assets, beginning of period                   87,168         832,892                   --
                                           ---------       ---------             --------
Assets, end of period                             --       $  87,168             $390,568
                                           =========       =========             ========

--------
(c)Terminated as an investment option and funds transferred to Large Cap Value Trust on December 4, 2006.
++ Fund available in prior year but no activity.

See accompanying notes.

                                                                          Sub-Account
                                         ----------------------------------------------------------------------------
                                                                     Total Stock Market Index Total Stock Market Index
                                         Total Return Trust Series 1      Trust Series 0           Trust Series 1
                                         --------------------------- ------------------------ -----------------------
                                          Year Ended    Year Ended          Year Ended         Year Ended  Year Ended
                                          Dec. 31/06    Dec. 31/05        Dec. 31/06 ++        Dec. 31/06  Dec. 31/05
                                         ------------  ------------  ------------------------ -----------  ----------
Income:
   Dividends                             $  1,285,963  $  2,249,068               --          $    57,196  $   30,875
Expenses:
   Mortality and expense risk                 162,013       205,186               --               17,229      15,894
                                         ------------  ------------           ------          -----------  ----------
Net investment income (loss)                1,123,950     2,043,882               --               39,967      14,981
   Net realized gain (loss)                  (777,149)     (298,985)              --              345,518     158,751
   Change in unrealized appreciation
     (depreciation) during the period         677,233      (781,786)              (8)              82,756     (11,247)
                                         ------------  ------------           ------          -----------  ----------
Net increase (decrease) in assets from
  operations                                1,024,034       963,111               (8)             468,241     162,485
                                         ------------  ------------           ------          -----------  ----------
Changes from principal transactions:
   Transfer of net premiums                 4,883,577     5,960,390               --              139,877     456,605
   Transfer on terminations               (10,473,292)   (3,595,874)              --             (264,963)   (314,313)
   Transfer on policy loans                      (819)      (20,285)              --                   --         476
   Net interfund transfers                 (8,964,975)  (10,329,597)           1,723           (1,282,841)    930,146
                                         ------------  ------------           ------          -----------  ----------
Net increase (decrease) in assets from
  principal transactions                  (14,555,509)   (7,985,366)           1,723           (1,407,927)  1,072,914
                                         ------------  ------------           ------          -----------  ----------
Total increase (decrease) in assets       (13,531,475)   (7,022,255)           1,715             (939,686)  1,235,399

Assets, beginning of period                42,371,818    49,394,073               --            3,807,527   2,572,128
                                         ------------  ------------           ------          -----------  ----------
Assets, end of period                    $ 28,840,343  $ 42,371,818           $1,715          $ 2,867,841  $3,807,527
                                         ============  ============           ======          ===========  ==========

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                              Sub-Account
                                         ----------------------------------------------------
                                                                        U.S. Global Leaders
                                          U.S. Core Trust Series 1     Growth Trust Series 1
                                         --------------------------  -------------------------
                                           Year Ended    Year Ended  Year Ended   Year Ended
                                         Dec. 31/06 (g)  Dec. 31/05  Dec. 31/06  Dec. 31/05 ++
                                         -------------- -----------  ----------  -------------
Income:
   Dividends                              $ 2,009,688   $   605,754  $   10,457   $   21,640
Expenses:
   Mortality and expense risk                  81,729        87,017       4,151        3,729
                                          -----------   -----------  ----------   ----------
Net investment income (loss)                1,927,959       518,737       6,306       17,911
   Net realized gain (loss)                   (31,873)      885,708      22,132       13,359
   Change in unrealized appreciation
     (depreciation) during the period        (565,624)   (1,099,656)    (33,718)      66,198
                                          -----------   -----------  ----------   ----------
Net increase (decrease) in assets from
  operations                                1,330,462       304,789      (5,280)      97,468
                                          -----------   -----------  ----------   ----------
Changes from principal transactions:
   Transfer of net premiums                 1,057,532     1,132,428     155,111      120,102
   Transfer on terminations                (1,071,864)   (1,809,316)   (311,167)     (95,802)
   Transfer on policy loans                    21,777       (37,371)         61          100
   Net interfund transfers                   (629,805)       (5,695)   (249,515)     979,083
                                          -----------   -----------  ----------   ----------
Net increase (decrease) in assets from
  principal transactions                     (622,360)     (719,954)   (405,510)   1,003,483
                                          -----------   -----------  ----------   ----------
Total increase (decrease) in assets           708,102      (415,165)   (410,790)   1,100,951

Assets, beginning of period                15,776,383    16,191,548   1,100,951           --
                                          -----------   -----------  ----------   ----------
Assets, end of period                     $16,484,485   $15,776,383  $  690,161   $1,100,951
                                          ===========   ===========  ==========   ==========

--------
(g)Fund renamed on May 1, 2006. Previously known as Growth & Income Trust. ++ Fund available in prior year but no activity.

See accompanying notes.

                                                                                         Sub-Account
                                                                ------------------------------------------------------------
                                                                U.S. Government     U.S. Government
                                                                  Secur ities          Securities        U.S. High Yield Bond
                                                                Trust Series 0       Trust Series 1         Trust Series 0
                                                                --------------- -----------------------  --------------------
                                                                  Year Ended     Year Ended  Year Ended       Year Ended
                                                                 Dec. 31/06 ++   Dec. 31/06  Dec. 31/05     Dec. 31/06 ++
                                                                --------------- -----------  ----------  --------------------
Income:
   Dividends                                                           --       $   567,693  $  325,470             --
Expenses:
   Mortality and expense risk                                          --            48,276      46,019             --
                                                                     ----       -----------  ----------         ------
Net investment income (loss)                                           --           519,417     279,451             --
   Net realized gain (loss)                                            --          (315,149)    (60,923)             4
   Change in unrealized appreciation (depreciation) during the
     period                                                             8           163,981    (126,220)           199
                                                                     ----       -----------  ----------         ------
Net increase (decrease) in assets from operations                       8           368,249      92,308            203
                                                                     ----       -----------  ----------         ------
Changes from principal transactions:
   Transfer of net premiums                                           300         1,599,478   2,691,564          3,637
   Transfer on terminations                                           (23)       (1,591,435)   (601,199)          (302)
   Transfer on policy loans                                            --            (1,823)    (17,078)            --
   Net interfund transfers                                             85           743,579    (427,261)         1,026
                                                                     ----       -----------  ----------         ------
Net increase (decrease) in assets from principal transactions         362           749,799   1,646,026          4,361
                                                                     ----       -----------  ----------         ------
Total increase (decrease) in assets                                   370         1,118,048   1,738,334          4,564

Assets, beginning of period                                            --         9,984,112   8,245,778             --
                                                                     ----       -----------  ----------         ------
Assets, end of period                                                $370       $11,102,160  $9,984,112         $4,564
                                                                     ====       ===========  ==========         ======

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                       Sub-Account
                                           ----------------------------------
                                           U.S. High Yield Bond U.S. Large Cap
                                              Trust Series 1    Trust Series 0
                                           -------------------- --------------
                                                Year Ended        Year Ended
                                              Dec. 31/06 ++     Dec. 31/06 ++
                                           -------------------- --------------
  Income:
     Dividends                                        --                --
  Expenses:
     Mortality and expense risk                        9                --
                                                  ------            ------
  Net investment income (loss)                        (9)               --
     Net realized gain (loss)                          2               871
     Change in unrealized appreciation
       (depreciation) during the period              172                 0
                                                  ------            ------
  Net increase (decrease) in assets from
    operations                                       165               871
                                                  ------            ------
  Changes from principal transactions:
     Transfer of net premiums                        282                --
     Transfer on terminations                        (49)           (1,974)
     Transfer on policy loans                         --                --
     Net interfund transfers                       2,383             1,103
                                                  ------            ------
  Net increase (decrease) in assets from
    principal transactions                         2,616              (871)
                                                  ------            ------
  Total increase (decrease) in assets              2,781                --

  Assets, beginning of period                         --                --
                                                  ------            ------
  Assets, end of period                           $2,781                --
                                                  ======            ======
--------
++ Fund available in prior year but no activity.

See accompanying notes.

                                                                         Sub-Account
                                         -------------------------------------------------------------------------------
                                         U.S. Large Cap Trust Series 1 Utilities Trust Series 0 Utilities Trust Series 1
                                         ----------------------------- ------------------------ -------------------------
                                          Year Ended     Year Ended           Year Ended          Year Ended  Year Ended
                                          Dec. 31/06     Dec. 31/05         Dec. 31/06 ++         Dec. 31/06   Dec. 31/05
                                          -----------    -----------   ------------------------ ------------ ------------
Income:
   Dividends                             $   123,657    $    93,489                 --           $  312,030   $   81,868
Expenses:
   Mortality and expense risk                131,783        134,525                 --               10,239        6,969
                                          -----------    -----------            ------           ----------   ----------
Net investment income (loss)                  (8,126)       (41,036)                --              301,791       74,899
   Net realized gain (loss)                  841,022        495,701                  5              107,775       60,629
   Change in unrealized appreciation
     (depreciation) during the period      1,267,046        619,166                256              199,624       87,129
                                          -----------    -----------            ------           ----------   ----------
Net increase (decrease) in assets from
  operations                               2,099,942      1,073,831                261              609,190      222,657
                                          -----------    -----------            ------           ----------   ----------
Changes from principal transactions:
   Transfer of net premiums                1,352,023      1,723,981              1,606              430,714      292,142
   Transfer on terminations               (2,482,289)    (2,437,739)               (59)            (249,088)     (41,249)
   Transfer on policy loans                  (44,076)        27,193                 --              (10,151)      (2,831)
   Net interfund transfers                  (540,586)      (444,512)               453             (547,240)   1,240,265
                                          -----------    -----------            ------           ----------   ----------
Net increase (decrease) in assets from
  principal transactions                  (1,714,928)    (1,131,077)             2,000             (375,765)   1,488,327
                                          -----------    -----------            ------           ----------   ----------
Total increase (decrease) in assets          385,014        (57,246)             2,261              233,425    1,710,984

Assets, beginning of period               22,779,517     22,836,763                 --            2,200,446      489,462
                                          -----------    -----------            ------           ----------   ----------
Assets, end of period                    $23,164,531    $22,779,517             $2,261           $2,433,871   $2,200,446
                                          ===========    ===========            ======           ==========   ==========

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                               Sub-Account
                                         ------------------------------------------------------
                                            Value Trust Series 1               Total
                                         -------------------------  ---------------------------
                                          Year Ended   Year Ended     Year Ended    Year Ended
                                          Dec. 31/06   Dec. 31/05     Dec. 31/06    Dec. 31/05
                                         -----------  ------------  -------------  ------------
Income:
   Dividends                             $ 1,587,475  $     56,502  $  53,421,166  $ 22,903,011
Expenses:
   Mortality and expense risk                 54,488        56,755      3,910,285     3,546,389
                                         -----------  ------------  -------------  ------------
Net investment income (loss)               1,532,987          (253)    49,510,881    19,356,622
   Net realized gain (loss)                  749,169       693,338     32,846,305    29,910,849
   Change in unrealized appreciation
     (depreciation) during the period       (628,530)       44,915      8,955,229    (8,176,520)
                                         -----------  ------------  -------------  ------------
   Net increase (decrease) in assets
     from operations                       1,653,626       738,000     91,312,415    41,090,951
                                         -----------  ------------  -------------  ------------
Changes from principal transactions:
   Transfer of net premiums                1,545,867     1,587,703    103,202,662    93,226,794
   Transfer on terminations                 (668,407)     (548,553)  (120,216,284)  (66,979,008)
   Transfer on policy loans                  (18,564)       (3,802)      (507,373)     (351,004)
   Net interfund transfers                (4,006,735)  (14,588,210)    (4,432,694)   (6,962,283)
                                         -----------  ------------  -------------  ------------
   Net increase (decrease) in assets
     from principal transactions          (3,147,839)  (13,552,862)   (21,953,689)   18,934,499
                                         -----------  ------------  -------------  ------------
Total increase (decrease) in assets       (1,494,213)  (12,814,862)    69,358,726    60,025,450

Assets, beginning of period                9,906,015    22,720,877    741,952,406   681,926,956
                                         -----------  ------------  -------------  ------------
Assets, end of period                    $ 8,411,802  $  9,906,015  $ 811,311,132  $741,952,406
                                         ===========  ============  =============  ============

See accompanying notes.

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

                         Notes to Financial Statements

                               December 31, 2006

1. Organization

John Hancock Life Insurance Company (U.S.A.) Separate Account N (the "Account") is a separate account administered and sponsored by John Hancock Life Insurance Company (U.S.A.) ("JHUSA" or the "Company"). The Account operates as a Unit Investment Trust registered under the Investment Company Act of 1940, as amended (the "Act") and has eighty-one active investment sub-accounts that invest in shares of a particular John Hancock Trust (the "Trust") portfolio and one sub-account that invests in shares of other outside investment trusts. The Trust is registered under the Act as an open-end management investment company, commonly known as a mutual fund, which does not transact with the general public. Instead, the Trust deals primarily with insurance companies by providing the investment medium for variable contracts. The Account is a funding vehicle for the allocation of net premiums under variable universal life insurance contracts (the "Contracts") issued by the Company.

The Company is a stock life insurance company incorporated under the laws of Michigan in 1979. The Company is a wholly owned subsidiary of Manulife Financial Corporation ("MFC"), a Canadian based publicly traded life insurance company.

The Company is required to maintain assets in the Account with a total fair value at least equal to the reserves and other liabilities relating to the variable benefits under all Contracts participating in the Account. These assets may not be charged with liabilities which arise from any other business the Company conducts. However, all obligations under the Contracts are general corporate obligations of the Company.

Additional assets are held in the Company's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

Each sub-account that invests in Portfolios of the John Hancock Trust may offer two classes of units to fund the Contracts issued by the Company. These classes, Series 1 and Series 0 represent an interest in the same Trust Portfolio but in different share classes of that Portfolio. Series 1 represents interests in Series I shares of the Portfolio and Series 0 represents interests in Series NAV shares of the Trust's Portfolio. Series I and Series NAV shares differ in the level of 12b-1 fees and other expenses assessed against the Portfolio's assets.

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

As the result of portfolio changes, the following sub-accounts of the Account were renamed as follows:

Previous Name                          New Name                               Effective Date
-------------                          -------------------------------------  --------------
Growth & Income Trust                  U.S. Core Trust                         May 1, 2006
Growth & Income Trust II               Growth & Income Trust                   May 1, 2006
International Equity Index Fund        International Equity Index Trust A      May 2, 2005
International Stock Trust              International Core Trust                May 1, 2006
Lifestyle Aggressive 1000 Trust        Lifestyle Aggressive Trust              May 1, 2006
Lifestyle Balanced 640 Trust           Lifestyle Balanced Trust                May 1, 2006
Lifestyle Conservative 280 Trust       Lifestyle Conservative Trust            May 1, 2006
Lifestyle Growth 820 Trust             Lifestyle Growth Trust                  May 1, 2006
Lifestyle Moderate 460 Trust           Lifestyle Moderate Trust                May 1, 2006

Effective May 1, 2006, the following sub-account of the Account was terminated as an investment option and the fund was transferred to an existing sub-account fund as follows:

                   Terminated           Funds Transferred To
                   ----------           --------------------
                   Large Cap Growth     Capital
                   Trust                Appreciation Trust

Effective December 4, 2006, the following sub-accounts of the Account were terminated as investment options and the funds were transferred to existing sub-account funds as follows:

                   Terminated           Funds Transferred To
                   ----------           --------------------
                   Mid Cap Core Trust   Mid Cap Index Trust
                   Strategic Value      Large Cap Value
                   Trust                Trust

Effective May 2, 2005, the following sub-accounts of the Account were terminated as investment options and the funds were transferred to existing sub-account funds as follows:

                 Terminated                Funds Transferred To
                 ----------                --------------------
                 Aggressive Growth Trust   Mid Cap Stock Trust
                 Diversified Bond Trust    Active Bond Trust
                 Equity Index Trust        500 Index Trust B
                 Overseas Trust            International Value
                                           Trust
                 Small Company Blend Trust Small Cap
                                           Opportunities Trust
                 Strategic Growth Trust    U.S. Global Leaders
                                           Growth Trust

Where a fund has two series, the changes noted above apply to both Series 0 and Series 1.

2. Significant Accounting Policies

Investments of each sub-account consist of shares in the respective portfolios of the Trust. These shares are carried at fair value which is calculated using the fair value of the investment securities underlying each Trust portfolio. Transactions are recorded on the trade

        John Hancock Life Insurance Company (U.S.A.) Separate Account N date. Income from dividends is recorded on the ex-dividend date. Realized gains and losses on the sale of investments are computed on the basis of the specifically identified cost of the investment sold.

In addition to the Account, a contract holder may also allocate funds to the fixed account contained within the Company's general account. Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933 and the Company's general account has not been registered as an investment company under the Act. Net interfund transfers include interfund transfers between separate and general accounts.

The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (the "Code"). Under the current provisions of the Code, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the Contracts. Based on this, no charge is being made currently to the Account for federal income taxes. The Company will periodically reassess this position taking into account changes in the tax law. Such a charge may be made in future years for any federal income taxes that would be attributable to the Contracts.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported herein. Actual results could differ from those estimates.

3. Mortality and Expense Risks Charge

The Company deducts from the assets of the Account a daily charge equivalent to annual rates between 0.30% and 0.70% of the average net value of the Account's assets for the assumption of mortality and expense risks.

4. Contract Charges

The Company deducts certain charges from gross premiums before placing the remaining net premiums in the sub-account. In the event of a surrender by the contract holder, surrender charges may be levied by the Company against the contract value at the time of termination to cover sales and administrative expenses associated with underwriting and issuing the Contract. Additionally, each month a deduction consisting of an administration charge, a charge for cost of insurance and charges for supplementary benefits is deducted from the contract value. Contract charges are paid through the redemption of sub-account units and are reflected as terminations.

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

5. Purchases and Sales of Investments

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2006 were as follows:

                                                         Purchases     Sales
                                                        ----------- -----------
Sub-Accounts:
   500 Index Trust B Series 0                           $10,120,469 $17,828,361
   500 Index Trust Series 1                               8,304,827   9,744,701
   Active Bond Trust Series 0                               500,675     382,178
   Active Bond Trust Series 1                             1,522,865   1,299,254
   All Asset Portfolio Series 1                             522,633     261,665
   All Cap Core Trust Series 0                                  285          10
   All Cap Core Trust Series 1                            2,366,156   1,358,246
   All Cap Growth Trust Series 0                                816          29
   All Cap Growth Trust Series 1                          1,850,686   5,695,441
   All Cap Value Trust Series 0                                 283          10
   All Cap Value Trust Series 1                           1,694,832   1,282,304
   American Blue Chip Income and Growth Trust Series 1    4,952,029   2,546,971
   American Bond Trust Series 1                             452,448      49,794
   American Growth Trust Series 1                        12,934,332   5,159,799
   American Growth-Income Trust Series 1                  1,216,857   1,291,290
   American International Trust Series 1                 17,535,439   5,525,307
   Blue Chip Growth Trust Series 0                          655,201      12,513
   Blue Chip Growth Trust Series 1                       11,820,147  19,703,920
   Bond Index Trust B Series 0                            1,658,692      72,029
   Capital Appreciation Trust Series 0                      108,769       7,915
   Capital Appreciation Trust Series 1                    9,723,911   3,733,697
   Classic Value Trust Series 0                                 663          24
   Classic Value Trust Series 1                             770,966     183,658
   Core Bond Trust Series 1                                     286          10
   Core Equity Trust Series 0                                 5,956         218
   Core Equity Trust Series 1                               467,780      88,928
   Dynamic Growth Trust Series 0                             28,372       3,407
   Dynamic Growth Trust Series 1                          5,187,949   6,014,537
   Emerging Growth Trust Series 0                               612          22
   Emerging Growth Trust Series 1                           641,120     336,011
   Emerging Small Company Trust Series 0                    133,175      10,167
   Emerging Small Company Trust Series 1                 13,300,687  21,892,039
   Equity-Income Trust Series 0                           7,421,975     841,976
   Equity-Income Trust Series 1                          20,020,532  22,247,521
   Financial Services Trust Series 0                            933          35
   Financial Services Trust Series 1                      2,082,379     238,004
   Fundamental Value Trust Series 0                          99,163       1,974
   Fundamental Value Trust Series 1                       2,405,217   1,255,951
   Global Allocation Trust Series 0                             377          13

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

                                                         Purchases     Sales
                                                        ----------- -----------
Sub-Accounts:
   Global Allocation Trust Series 1                     $ 2,791,590 $ 1,492,533
   Global Bond Trust Series 0                             3,537,369     444,704
   Global Bond Trust series 1                             3,340,382   3,702,222
   Global Trust Series 0                                     99,048       3,017
   Global Trust Series 1                                  3,241,169   2,895,163
   Growth & Income Trust Series 0                         1,231,209      27,089
   Health Sciences Trust Series 0                             1,997          72
   Health Sciences Trust Series 1                         4,060,486   3,231,118
   High Yield Trust Series 0                                135,178       7,599
   High Yield Trust Series 1                              6,809,244  12,731,007
   Income & Value Trust Series 0                             33,407         626
   Income & Value Trust Series 1                          3,237,931   8,585,085
   International Core Trust Series 0                          6,514         277
   International Core Trust Series 1                      7,737,069  14,703,164
   International Equity Index Trust A Series 1            3,253,602   1,458,942
   International Equity Index Trust B Series 0            6,136,408   6,179,893
   International Opportunities Trust Series 0               179,623       4,722
   International Opportunities Trust Series 1             3,584,413   1,558,595
   International Small Cap Trust Series 0                    14,177         373
   International Small Cap Trust Series 1                 2,677,088   2,217,434
   International Value Trust Series 0                         2,222          18
   International Value Trust Series 1                    16,664,769  12,746,072
   Investment Quality Bond Trust Series 1                 6,477,131  16,436,025
   Large Cap Growth Trust Series 1                          792,876   7,456,056
   Large Cap Trust Series 0                                     779          28
   Large Cap Trust Series 1                                  31,569       2,053
   Large Cap Value Trust Series 0                             3,343           6
   Large Cap Value Trust Series 1                         4,797,905   3,372,733
   Lifestyle Aggressive Trust Series 0                        7,151         569
   Lifestyle Aggressive Trust Series 1                    4,160,377   1,821,380
   Lifestyle Balanced Trust Series 0                      1,321,175      32,001
   Lifestyle Balanced Trust Series 1                      7,804,705  10,833,121
   Lifestyle Conservative Trust Series 0                      1,293           8
   Lifestyle Conservative Trust Series 1                  1,910,327   6,470,133
   Lifestyle Growth Trust Series 0                        1,396,184      52,450
   Lifestyle Growth Trust Series 1                        4,579,364   1,493,629
   Lifestyle Moderate Trust Series 0                         12,136         280
   Lifestyle Moderate Trust Series 1                      3,668,002   3,608,566
   Managed Trust Series 0                                   821,093     692,995
   Mid Cap Core Trust Series 0                                  309         271
   Mid Cap Core Trust Series 1                            2,594,471   3,237,127
   Mid Cap Index Trust Series 0                             328,454       8,649
   Mid Cap Index Trust Series 1                           4,578,258   4,548,585
   Mid Cap Stock Trust Series 0                             143,792      11,545
   Mid Cap Stock Trust Series 1                           7,701,459   8,981,759

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

                                                         Purchases     Sales
                                                        ----------- -----------
Sub-Accounts:
   Mid Cap Value Trust Series 0                         $   102,253 $     8,863
   Mid Cap Value Trust Series 1                          18,525,339  17,396,171
   Mid Value Trust Series 0                                 876,959      60,105
   Money Market Trust B Series 0                         11,304,497   4,371,437
   Money Market Trust Series 1                           92,109,224  58,110,873
   Natural Resources Trust Series 0                           3,831         132
   Natural Resources Trust Series 1                      10,708,357   8,762,735
   Overseas Equity Trust Series 0                         1,113,558      19,819
   Pacific Rim Trust Series 0                                 1,906          68
   Pacific Rim Trust Series 1                             7,987,883   6,325,254
   Quantitative All Cap Trust Series 0                        1,999          70
   Quantitative All Cap Trust Series 1                      699,025     758,143
   Quantitative Mid Cap Trust Series 0                          847          30
   Quantitative Mid Cap Trust Series 1                      580,582     474,794
   Quantitative Value Trust Series 0                          1,592          58
   Quantitative Value Trust Series 1                        241,762     245,524
   Real Estate Securities Trust Series 0                  6,444,337     817,881
   Real Estate Securities Trust Series 1                 15,634,983  19,340,805
   Real Return Bond Trust Series 0                           98,079       1,966
   Real Return Bond Trust Series 1                        1,559,999     635,895
   Science & Technology Trust Series 0                          897          34
   Science & Technology Trust Series 1                    6,178,099  10,896,913
   Short-Term Bond Trust Series 0                           788,729     742,384
   Small Cap Growth Trust Series 0                        1,738,086      85,946
   Small Cap Index Trust Series 0                           534,327     342,346
   Small Cap Index Trust Series 1                         3,290,914   4,112,972
   Small Cap Opportunities Trust Series 1                 4,519,835   3,684,680
   Small Cap Trust Series 0                                  69,654      70,134
   Small Cap Trust Series 1                                  65,893      33,325
   Small Cap Value Trust Series 0                         5,264,026     609,300
   Small Company Trust Series 1                           1,496,774     241,386
   Small Company Value Trust Series 0                        82,972      12,710
   Small Company Value Trust Series 1                    19,427,074  21,272,775
   Special Value Trust Series 1                             293,410     235,637
   Strategic Bond Trust Series 0                                613         631
   Strategic Bond Trust Series 1                          3,223,975   2,995,415
   Strategic Income Trust Series 1                          548,746   1,134,665
   Strategic Opportunities Trust Series 0                       101           4
   Strategic Opportunities Trust Series 1                 2,231,424   2,930,712
   Strategic Value Trust Series 0                             1,498       1,317
   Strategic Value Trust Series 1                         3,016,726   3,138,862
   Total Return Trust Series 0                              415,745      28,886
   Total Return Trust Series 1                           17,107,406  30,538,964
   Total Stock Market Index Trust Series 0                    1,723          --
   Total Stock Market Index Trust Series 1                1,854,551   3,222,512

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

                                                      Purchases      Sales
                                                     ------------ ------------
  Sub-Accounts:
     U.S. Core Trust Series 1                        $  6,243,069 $  4,937,471
     U.S. Global Leaders Growth Trust Series 1            348,384      747,588
     U.S. Government Securities Trust Series 0                374           13
     U.S. Government Securities Trust Series 1          9,682,876    8,413,660
     U.S. High Yield Bond Trust Series 0                    4,520          160
     U.S. High Yield Bond Trust Series 1                    2,666           58
     U.S. Large Cap Trust Series 0                        101,128      101,999
     U.S. Large Cap Trust Series 1                      4,321,066    6,044,121
     Utilities Trust Series 0                               2,077           77
     Utilities Trust Series 1                           1,512,204    1,586,178
     Value Trust Series 1                               6,603,041    8,217,893
                                                     ------------ ------------
                                                     $531,389,157 $503,831,974
                                                     ============ ============

6. Transactions with Affiliates

John Hancock Distributors LLC, a registered broker-dealer and wholly owned subsidiary of JHUSA, acts as the principal underwriter of the Contracts pursuant to a distribution agreement with the Company. Contracts are sold by registered representatives of either John Hancock Distributors LLC or other broker-dealers having distribution agreements with John Hancock Distributors LLC who are also authorized as variable life insurance agents under applicable state insurance laws. Registered representatives are compensated on a commission basis.

JHUSA has a formal service agreement with its ultimate parent company, MFC, which can be terminated by either party upon two months' notice. Under this Agreement, JHUSA pays for legal, actuarial, investment and certain other administrative services.

The majority of the investments held by the Account are invested in the Trust (Note 1).

Mortality and expense risk charges, as described in Note 3, are paid to JHUSA.

7. Diversification Requirements

The Internal Revenue Service has issued regulations under Section 817(h) of the Internal Revenue Code. Under the provisions of Section 817(h) of the Code, a variable life contract will not be treated as a life contract for federal tax purposes for any period for which the investments of the Separate Account on which the contract is based are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if

        John Hancock Life Insurance Company (U.S.A.) Separate Account N the underlying investments satisfy either a statutory safe harbour test or diversification requirements set forth in regulations issued by the Secretary of Treasury. The Company believes that the Account satisfies the current requirements of the regulations, and it intends that the Account will continue to meet such requirements.

8. Financial Highlights

The Account is a funding vehicle for a number of variable universal life insurance products which have unique combinations of features and fees that are charged against the contract owner's account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

The following table was developed by determining which products offered by the Company have the lowest and highest total return. Only product designs within each sub-account that had units outstanding during the period were considered when determining the lowest and highest total return. The summary may not reflect the minimum and maximum mortality and expense risk charge offered by the Company as contract owners may not have selected all available and applicable contract options as discussed in Note 3.

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

8. Financial Highlights

                                                         Sub-Account
                                               -------------------------------
                                                  500 Index Trust B Series 0
                                               -------------------------------
                                                  Year Ended      Year Ended
                                                  Dec. 31/06     Dec. 31/05 ^
                                               ---------------  --------------
 Units, beginning of year                            1,649,564              --
 Units issued                                          497,491       2,372,470
 Units redeemed                                     (1,184,079)       (722,906)
                                               ---------------  --------------
 Units, end of year                                    962,976       1,649,564
                                               ===============  ==============
 Unit value, end of period $                    15.57 to 25.20  13.57 to 13.60
 Assets, end of period $                            17,764,778      22,413,056
 Investment income ratio*                                 1.22%           0.00%
 Expense ratio, lowest to highest**              0.40% to 0.70%  0.40% to 0.70%
 Total return, lowest to highest***            14.76% to 15.56%  8.56% to 8.78%

--------
^ Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                                                        Sub-Account
                                   -------------------------------------------------------------------------------------
                                                                  500 Index Trust Series 1
                                   -------------------------------------------------------------------------------------
                                      Year Ended      Year Ended      Year Ended       Year Ended         Year Ended
                                      Dec. 31/06      Dec. 31/05      Dec. 31/04       Dec. 31/03         Dec. 31/02
                                   ---------------  --------------  --------------  ---------------  -------------------
Units, beginning of year                 1,012,464         689,458         575,198          375,317               94,218
Units issued                               705,327         932,154         773,654          501,063              688,915
Units redeemed                            (822,371)       (609,148)       (659,394)        (301,182)            (407,816)
                                   ---------------  --------------  --------------  ---------------  -------------------
Units, end of year                         895,420       1,012,464         689,458          575,198              375,317
                                   ===============  ==============  ==============  ===============  ===================
Unit value, end of period $         12.47 to 12.91  10.89 to 11.16  10.51 to 10.72     9.59 to 9.72         7.54 to 7.61
Assets, end of period $                 11,434,368      11,226,224       7,356,251        5,572,911            2,849,500
Investment income ratio*                      0.90%           1.22%           0.81%            0.79%                0.00%
Expense ratio, lowest to highest**   0.25% to 0.65%  0.35% to 0.65%  0.35% to 0.65%   0.40% to 0.65%       0.40% to 0.65%
Total return, lowest to highest*** 14.52% to 15.15%  3.60% to 4.09% 9.54% to 10.05% 27.19% to 27.69% (23.02)% to (22.71)%

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

8. Financial Highlights

                                          Sub-Account
                                         --------------
                                          Active Bond
                                         Trust Series 0
                                         --------------
                                           Year Ended
                                         Dec. 31/06 ++
                                         --------------
Units, beginning of year                         --
Units issued                                 11,827
Units redeemed                               (9,316)
                                            -------
Units, end of year                            2,511
                                            =======
Unit value, end of period $                   43.05
Assets, end of period $                     108,061
Investment income ratio*                      22.71%
Expense ratio, lowest to highest**             0.00%
Total return, lowest to highest***             4.54%
--------
++ Fund available in prior year but no activity.

                                                        Sub-Account
                                              ------------------------------
                                                Active Bond Trust Series 1
                                              ------------------------------
                                                Year Ended      Year Ended
                                                Dec. 31/06     Dec. 31/05 ^
                                              --------------  --------------
Units, beginning of year                             329,188              --
Units issued                                         111,305         647,762
Units redeemed                                      (100,836)       (318,574)
                                              --------------  --------------
Units, end of year                                   339,657         329,188
                                              ==============  ==============
Unit value, end of period $                   13.11 to 13.18  12.64 to 12.67
Assets, end of period $                            4,464,604       4,165,458
Investment income ratio*                                2.60%           0.00%
Expense ratio, lowest to highest**             0.35% to 0.70%  0.35% to 0.70%
Total return, lowest to highest***             3.70% to 4.05%  1.14% to 1.36%
--------
^ Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

8. Financial Highlights

                                                                    Sub-Account
                                                   ---------------------------------------------
                                                           All Asset Portfolio Series 1
                                                   ---------------------------------------------
                                                     Year Ended      Year Ended     Year Ended
                                                     Dec. 31/06      Dec. 31/05    Dec. 31/04 ##
                                                   --------------  --------------  -------------
Units, beginning of year                                   36,420           5,558         --
Units issued                                               33,107          44,219      5,623
Units redeemed                                            (17,543)        (13,357)       (65)
                                                   --------------  --------------     ------
Units, end of year                                         51,984          36,420      5,558
                                                   ==============  ==============     ======
Unit value, end of period $                        15.21 to 15.30  14.67 to 14.72      13.94
Assets, end of period $                                   793,435         534,735     77,490
Investment income ratio*                                     5.36%           5.84%     17.85%
Expense ratio, lowest to highest**                  0.45% to 0.65%  0.45% to 0.65%      0.65%
Total return, lowest to highest***                  3.68% to 3.89%  5.25% to 5.47%     11.53%

--------
## Reflects the period from commencement of operations on May 3, 2004 through December 31, 2004.

                                          Sub-Account
                                         --------------
                                          All Cap Core
                                         Trust Series 0
                                         --------------
                                           Year Ended
                                         Dec. 31/06 ++
                                         --------------
Units, beginning of year                        --
Units issued                                    24
Units redeemed                                  (1)
                                             -----
Units, end of year                              23
                                             =====
Unit value, end of period $                  12.98
Assets, end of period $                        295
Investment income ratio*                      0.00%
Expense ratio, lowest to highest**            0.00%
Total return, lowest to highest***           14.77%
--------
++ Fund available in prior year but no activity.

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

8. Financial Highlights

                                                                        Sub-Account
                                   ------------------------------------------------------------------------------------
                                                                All Cap Core Trust Series 1
                                   ------------------------------------------------------------------------------------
                                      Year Ended      Year Ended   Year Ended Dec.  Year Ended Dec.    Year Ended Dec.
                                      Dec. 31/06      Dec. 31/05        31/04            31/03              31/02
                                   ---------------  -------------  ---------------  ---------------  ------------------
Units, beginning of year                   180,858        192,844          384,083          632,910             955,887
Units issued                               126,247         60,566          162,081          396,838             744,586
Units redeemed                             (72,310)       (72,552)        (353,320)        (645,665)         (1,067,563)
                                   ---------------  -------------  ---------------  ---------------  ------------------
Units, end of year                         234,795        180,858          192,844          384,083             632,910
                                   ===============  =============  ===============  ===============  ==================
Unit value, end of period $         10.80 to 19.99   9.46 to 7.43    8.72 to 16.04    7.54 to 13.81       5.76 to 10.54
Assets, end of period $                  4,565,986      3,066,213        3,006,912        4,650,328           5,895,402
Investment income ratio*                      0.64%          0.73%            0.50%            0.00%               0.00%
Expense ratio, lowest to highest**   0.30% to 0.70% 0.35% to 0.70%   0.35% to 0.65%   0.40% to 0.65%      0.40% to 0.65%
Total return, lowest to highest*** 13.95% to 14.40% 8.32% to 8.70% 15.57% to 15.92% 30.71% to 31.02% (25.72)% to (25.57)%

                                          Sub-Account
                                         --------------
                                         All Cap Growth
                                         Trust Series 0
                                         --------------
                                           Year Ended
                                         Dec. 31/06 ++
                                         --------------
Units, beginning of year                        --
Units issued                                    71
Units redeemed                                  (2)
                                             -----
Units, end of year                              69
                                             =====
Unit value, end of period $                  12.42
Assets, end of period $                        847
Investment income ratio*                      0.00%
Expense ratio, lowest to highest**            0.00%
Total return, lowest to highest***            6.63%
--------
++ Fund available in prior year but no activity.

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

8. Financial Highlights

                                                                       Sub-Account
                                   ----------------------------------------------------------------------------------
                                                              All Cap Growth Trust Series 1
                                   ----------------------------------------------------------------------------------
                                     Year Ended      Year Ended      Year Ended      Year Ended         Year Ended
                                     Dec. 31/06      Dec. 31/05      Dec. 31/04      Dec. 31/03         Dec. 31/02
                                   --------------  --------------  -------------  ---------------  ------------------
Units, beginning of year                  377,588         413,068        507,091          602,095             604,579
Units issued                               87,667         136,091        266,106          472,429             510,835
Units redeemed                           (272,940)       (171,571)      (360,129)        (567,433)           (513,319)
                                   --------------  --------------  -------------  ---------------  ------------------
Units, end of year                        192,315         377,588        413,068          507,091             602,095
                                   ==============  ==============  =============  ===============  ==================
Unit value, end of period $        11.42 to 22.34  10.77 to 20.97  9.94 to 19.31    9.38 to 18.16       7.30 to 14.11
Assets, end of period $                 4,175,639       7,772,423      7,837,329        8,204,194           7,785,855
Investment income ratio*                     0.00%           0.00%          0.00%            0.00%               0.00%
Expense ratio, lowest to highest**  0.30% to 0.70%  0.35% to 0.70% 0.35% to 0.65%   0.40% to 0.65%      0.45% to 0.65%
Total return, lowest to highest***  5.83% to 6.25%  8.23% to 8.61% 5.83% to 6.14% 28.40% to 28.72% (24.90)% to (24.75)%

                                          Sub-Account
                                         --------------
                                         All Cap Value
                                         Trust Series 0
                                         --------------
                                           Year Ended
                                         Dec. 31/06 ++
                                         --------------
Units, beginning of year                        --
Units issued                                    24
Units redeemed                                  (1)
                                             -----
Units, end of year                              23
                                             =====
Unit value, end of period $                  12.64
Assets, end of period $                        288
Investment income ratio*                      0.00%
Expense ratio, lowest to highest**            0.00%
Total return, lowest to highest***           13.82%

--------
++ Fund available in prior year but no activity.

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

8. Financial Highlights

                                                                         Sub-Account
                                   -------------------------------------------------------------------------------------
                                                                All Cap Value Trust Series 1
                                   -------------------------------------------------------------------------------------
                                      Year Ended      Year Ended       Year Ended       Year Ended         Year Ended
                                      Dec. 31/06      Dec. 31/05       Dec. 31/04       Dec. 31/03         Dec. 31/02
                                   ---------------  --------------  ---------------  ---------------  ------------------
Units, beginning of year                   112,887         111,377           42,078           19,759               1,194
Units issued                                81,884          43,049          149,430           48,939              83,130
Units redeemed                             (78,070)        (41,539)         (80,131)         (26,620)            (64,565)
                                   ---------------  --------------  ---------------  ---------------  ------------------
Units, end of year                         116,701         112,887          111,377           42,078              19,759
                                   ===============  ==============  ===============  ===============  ==================
Unit value, end of period $         16.92 to 17.21  14.97 to 15.19   14.26 to 14.42   12.38 to 12.44        9.00 to 9.03
Assets, end of period $                  1,998,682       1,705,935        1,596,891          520,935             177,909
Investment income ratio*                      0.80%           0.52%            0.33%            0.04%               0.01%
Expense ratio, lowest to highest**   0.35% to 0.65%  0.35% to 0.65%   0.35% to 0.65%   0.45% to 0.65%      0.45% to 0.65%
Total return, lowest to highest*** 12.98% to 13.32%  5.03% to 5.35% 15.20% to 15.55% 37.47% to 37.75% (28.30)% to (28.16)%

                                                              Sub-Account
                                   ----------------------------------------------------------------
                                          American Blue Chip Income and Growth Trust Series 1
                                   ----------------------------------------------------------------
                                      Year Ended      Year Ended      Year Ended       Year Ended
                                      Dec. 31/06      Dec. 31/05      Dec. 31/04      Dec. 31/03 +
                                   ---------------  --------------  --------------  ---------------
Units, beginning of year                   141,580          23,565          14,497               --
Units issued                               276,354         149,882          24,431           14,889
Units redeemed                            (148,189)        (31,867)        (15,363)            (392)
                                   ---------------  --------------  --------------  ---------------
Units, end of year                         269,745         141,580          23,565           14,497
                                   ===============  ==============  ==============  ===============
Unit value, end of period $         12.99 to 19.17  16.32 to 16.44  15.38 to 15.44   14.17 to 14.18
Assets, end of period $                  5,160,481       2,325,308         362,839          205,368
Investment income ratio*                      0.55%           0.19%           0.00%            0.00%
Expense ratio, lowest to highest**   0.00% to 0.65%  0.35% to 0.65%  0.40% to 0.65%   0.45% to 0.65%
Total return, lowest to highest*** 16.24% to 16.99%  6.07% to 6.39%  8.61% to 8.87% 13.32% to 13.43%

--------
+ Reflects the period from commencement of operations on July 9, 2003 through December 31, 2003.

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

8. Financial Highlights

                                          Sub-Account
                                         --------------
                                         American Bond
                                         Trust Series 1
                                         --------------
                                           Year Ended
                                         Dec. 31/06 ++
                                         --------------
Units, beginning of year                             --
Units issued                                     34,152
Units redeemed                                   (3,769)
                                         --------------
Units, end of year                               30,383
                                         ==============
Unit value, end of period $              10.78 to 13.40
Assets, end of period $                         406,830
Investment income ratio*                           0.00%
Expense ratio, lowest to highest**        0.00% to 0.65%
Total return, lowest to highest***        5.89% to 6.57%
--------
++ Fund available in prior year but no activity.

                                                              Sub-Account
                                   -----------------------------------------------------------------
                                                     American Growth Trust Series 1
                                   -----------------------------------------------------------------
                                     Year Ended       Year Ended       Year Ended       Year Ended
                                     Dec. 31/06       Dec. 31/05       Dec. 31/04      Dec. 31/03 +
                                   --------------  ---------------  ---------------  ---------------
Units, beginning of year                1,469,444          534,464          106,170               --
Units issued                              690,357        1,438,001          615,014          107,375
Units redeemed                           (274,372)        (503,021)        (186,720)          (1,205)
                                   --------------  ---------------  ---------------  ---------------
Units, end of year                      1,885,429        1,469,444          534,464          106,170
                                   ==============  ===============  ===============  ===============
Unit value, end of period $        13.15 to 19.59   17.74 to 17.89   15.42 to 15.49   13.84 to 13.86
Assets, end of period $                36,590,362       26,189,118        8,261,844        1,470,676
Investment income ratio*                     0.29%            0.00%            0.00%            0.00%
Expense ratio, lowest to highest**  0.00% to 0.65%   0.30% to 0.65%   0.35% to 0.65%   0.40% to 0.65%
Total return, lowest to highest***  9.09% to 9.80% 15.04% to 15.44% 11.38% to 11.71% 10.75% to 10.88%

--------
+ Reflects the period from commencement of operations on July 9, 2003 through December 31, 2003.

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

8. Financial Highlights

                                                            Sub-Account
                                   ------------------------------------------------------------
                                               American Growth-Income Trust Series 1
                                   ------------------------------------------------------------
                                      Year Ended      Year Ended      Year Ended     Year Ended
                                      Dec. 31/06      Dec. 31/05      Dec. 31/04    Dec. 31/03 +
                                   ---------------  --------------  --------------  ------------
Units, beginning of year                   168,096         114,971           3,474         --
Units issued                                71,113          82,686         230,255      3,561
Units redeemed                             (75,076)        (29,561)       (118,758)       (87)
                                   ---------------  --------------  --------------     ------
Units, end of year                         164,133         168,096         114,971      3,474
                                   ===============  ==============  ==============     ======
Unit value, end of period $         12.61 to 18.60  16.14 to 16.26  15.41 to 15.47      14.10
Assets, end of period $                  3,009,500       2,725,094       1,775,824     48,990
Investment income ratio*                      1.09%           0.45%           0.30%      0.00%
Expense ratio, lowest to highest**   0.00% to 0.65%  0.35% to 0.65%  0.35% to 0.65%      0.65%
Total return, lowest to highest*** 14.06% to 14.80%  4.75% to 5.08%  9.24% to 9.57%     12.82%

--------
+ Reflects the period from commencement of operations on July 9, 2003 through December 31, 2003.

                                                               Sub-Account
                                   ------------------------------------------------------------------
                                                  American International Trust Series 1
                                   ------------------------------------------------------------------
                                      Year Ended       Year Ended       Year Ended       Year Ended
                                      Dec. 31/06       Dec. 31/05       Dec. 31/04      Dec. 31/03 +
                                   ---------------  ---------------  ---------------  ---------------
Units, beginning of year                   705,780           94,988            7,859               --
Units issued                               930,416          664,947           98,310            8,484
Units redeemed                            (243,039)         (54,155)         (11,181)            (625)
                                   ---------------  ---------------  ---------------  ---------------
Units, end of year                       1,393,157          705,780           94,988            7,859
                                   ===============  ===============  ===============  ===============
Unit value, end of period $         14.72 to 25.64   21.51 to 21.70   17.88 to 17.96   15.14 to 15.15
Assets, end of period $                 30,618,091       15,253,954        1,702,860          118,979
Investment income ratio*                      0.71%            0.55%            0.43%            0.00%
Expense ratio, lowest to highest**   0.00% to 0.65%   0.30% to 0.65%   0.35% to 0.65%   0.45% to 0.65%
Total return, lowest to highest*** 17.77% to 18.54% 20.29% to 20.70% 18.11% to 18.47% 21.11% to 21.22%

--------
+ Reflects the period from commencement of operations on July 9, 2003 through December 31, 2003.

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

8. Financial Highlights

                                                   Sub-Account
                                                 ----------------
                                                 Blue Chip Growth
                                                  Trust Series 0
                                                 ----------------
                                                    Year Ended
                                                  Dec. 31/06 ++
                                                 ----------------
              Units, beginning of year                    --
              Units issued                            11,788
              Units redeemed                            (218)
                                                     -------
              Units, end of year                      11,570
                                                     =======
              Unit value, end of period $              61.21
              Assets, end of period $                708,170
              Investment income ratio*                  0.00%
              Expense ratio, lowest to highest**        0.00%
              Total return, lowest to highest***        9.59%

--------
++ Fund available in prior year but no activity.

                                                                        Sub-Account
                                   ------------------------------------------------------------------------------------
                                                              Blue Chip Growth Trust Series 1
                                   ------------------------------------------------------------------------------------
                                     Year Ended      Year Ended      Year Ended       Year Ended          Year Ended
                                     Dec. 31/06      Dec. 31/05      Dec. 31/04       Dec. 31/03          Dec. 31/02
                                   --------------  --------------  --------------  ----------------  ------------------
Units, beginning of year                1,450,904       1,667,853       2,092,515         1,902,374           1,996,442
Units issued                              544,153         562,542         958,632         1,470,531           2,117,890
Units redeemed                          (911,716)       (779,491)     (1,383,294)       (1,280,390)         (2,211,958)
                                   --------------  --------------  --------------  ----------------  ------------------
Units, end of year                      1,083,341       1,450,904       1,667,853         2,092,515           1,902,374
                                   ==============  ==============  ==============  ================  ==================
Unit value, end of period $        12.73 to 24.23  11.68 to 22.06  11.12 to 20.96    10.25 to 19.26       7.98 to 14.97
Assets, end of period $                24,026,155      29,446,370      32,373,276        34,818,639          26,370,964
Investment income ratio*                     0.21%           0.41%           0.11%             0.04%               0.00%
Expense ratio, lowest to highest**  0.25% to 0.70%  0.35% to 0.70%  0.35% to 0.65%    0.40% to 0.65%      0.40% to 0.65%
Total return, lowest to highest*** 8.82% to 9.30%  4.86% to 5.23%  8.33% to 8.65%  28.33% to 28.65%  (24.75)% to (24.56)%

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

8. Financial Highlights

                                                                Sub-Account
                                                              ----------------
                                                                 Bond Index
                                                              Trust B Series 0
                                                              ----------------
                                                                 Year Ended
                                                               Dec. 31/06 ++
                                                              ----------------
 Units, beginning of year                                               --
 Units issued                                                      107,642
 Units redeemed                                                     (4,584)
                                                                 ---------
 Units, end of year                                                103,058
                                                                 =========
 Unit value, end of period $                                         15.89
 Assets, end of period $                                         1,637,785
 Investment income ratio*                                             2.44%
 Expense ratio, lowest to highest**                                   0.00%
 Total return, lowest to highest***                                   4.07%
--------
++ Fund available in prior year but no activity.

                                                               Sub-Account
                                                           --------------------
                                                           Capital Appreciation
                                                              Trust Series 0
                                                           --------------------
                                                                Year Ended
                                                              Dec. 31/06 ++
                                                           --------------------
Units, beginning of year                                              --
Units issued                                                       8,767
Units redeemed                                                      (635)
                                                                 -------
Units, end of year                                                 8,132
                                                                 =======
Unit value, end of period $                                        12.43
Assets, end of period $                                          101,106
Investment income ratio*                                            0.00%
Expense ratio, lowest to highest**                                  0.00%
Total return, lowest to highest***                                  2.38%
--------
++ Fund available in prior year but no activity.

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

8. Financial Highlights

                                                                        Sub-Account
                                   ------------------------------------------------------------------------------------
                                                            Capital Appreciation Trust Series 1
                                   ------------------------------------------------------------------------------------
                                     Year Ended       Year Ended      Year Ended       Year Ended         Year Ended
                                     Dec. 31/06       Dec. 31/05      Dec. 31/04       Dec. 31/03         Dec. 31/02
                                   --------------  ---------------  --------------  ---------------  ------------------
Units, beginning of year                  177,674           91,845         126,280           25,173               3,341
Units issued                              782,997          129,375          65,459          111,005              67,713
Units redeemed                          (316,840)         (43,546)        (99,894)          (9,898)            (45,881)
                                   --------------  ---------------  --------------  ---------------  ------------------
Units, end of year                        643,831          177,674          91,845          126,280              25,173
                                   ==============  ===============  ==============  ===============  ==================
Unit value, end of period $        12.21 to 12.46   12.05 to 12.20  10.64 to 10.75     9.80 to 9.85        7.62 to 7.64
Assets, end of period $                 7,949,747        2,156,867         982,755        1,240,907             192,338
Investment income ratio*                     0.00%            0.00%           0.00%            0.00%               0.00%
Expense ratio, lowest to highest**  0.35% to 0.70%   0.40% to 0.65%  0.40% to 0.65%   0.45% to 0.65%      0.45% to 0.65%
Total return, lowest to highest***  1.56% to 1.90% 13.25% to 13.55%  8.61% to 8.88% 28.62% to 28.88% (31.07)% to (30.93)%

                                          Sub-Account
                                         --------------
                                         Classic Value
                                         Trust Series 0
                                         --------------
                                           Year Ended
                                         Dec. 31/06 ++
                                         --------------
Units, beginning of year                        --
Units issued                                    54
Units redeemed                                  (2)
                                             -----
Units, end of year                              52
                                             =====
Unit value, end of period $                  13.09
Assets, end of period $                        683
Investment income ratio*                      2.93%
Expense ratio, lowest to highest**            0.00%
Total return, lowest to highest***           16.14%
--------
++ Fund available in prior year but no activity.

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

8. Financial Highlights

                                                         Sub-Account
                                               -------------------------------
                                                 Classic Value Trust Series 1
                                               -------------------------------
                                                  Year Ended      Year Ended
                                                  Dec. 31/06     Dec. 31/05 ++
                                               ---------------  --------------
Units, beginning of year                                28,771              --
Units issued                                            45,105          30,518
Units redeemed                                         (10,826)         (1,747)
                                               ---------------  --------------
Units, end of year                                      63,050          28,771
                                               ===============  ==============
Unit value, end of period $                     17.36 to 17.45  15.06 to 15.11
Assets, end of period $                              1,098,196         433,522
Investment income ratio*                                  1.45%           3.55%
Expense ratio, lowest to highest**               0.45% to 0.65%  0.45% to 0.65%
Total return, lowest to highest***             15.29% to 15.51%  8.72% to 8.92%
--------
++ Fund available in prior year but no activity.

                                                             Sub-Account
                                                      -------------------------
                                                      Core Bond Trust Series 1
                                                      -------------------------
                                                        Year Ended   Year Ended
                                                       Dec. 31/06  Dec. 31/05 ^
                                                      ------------ ------------
 Units, beginning of year                                    6           --
 Units issued                                               22            6
 Units redeemed                                             (1)          --
                                                         -----        -----
 Units, end of year                                         27            6
                                                         =====        =====
 Unit value, end of period $                             12.97        12.58
 Assets, end of period $                                   355           72
 Investment income ratio*                                 2.15%        0.00%
 Expense ratio, lowest to highest**                       0.65%        0.65%
 Total return, lowest to highest***                       3.13%        0.60%
--------
^ Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

8. Financial Highlights

                                                                Sub-Account
                                                               --------------
                                                                Core Equity
                                                               Trust Series 0
                                                               --------------
                                                                 Year Ended
                                                               Dec. 31/06 ++
                                                               --------------
  Units, beginning of year                                            --
  Units issued                                                       544
  Units redeemed                                                     (19)
                                                                   -----
  Units, end of year                                                 525
                                                                   =====
  Unit value, end of period $                                      12.31
  Assets, end of period $                                          6,466
  Investment income ratio*                                          0.00%
  Expense ratio, lowest to highest**                                0.00%
  Total return, lowest to highest***                                6.73%
--------
++ Fund available in prior year but no activity.

                                                          Sub-Account
                                                ------------------------------
                                                  Core Equity Trust Series 1
                                                ------------------------------
                                                  Year Ended      Year Ended
                                                  Dec. 31/06     Dec. 31/05 ++
                                                --------------  --------------
Units, beginning of year                                19,069              --
Units issued                                            30,049          25,690
Units redeemed                                          (5,958)         (6,621)
                                                --------------  --------------
Units, end of year                                      43,160          19,069
                                                ==============  ==============
Unit value, end of period $                     15.81 to 15.89  14.91 to 14.96
Assets, end of period $                                683,107         284,444
Investment income ratio*                                  0.00%           0.00%
Expense ratio, lowest to highest**               0.45% to 0.65%  0.45% to 0.65%
Total return, lowest to highest***               6.05% to 6.26%  5.22% to 5.42%
--------
++ Fund available in prior year but no activity.

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

8. Financial Highlights

                                                                Sub-Account
                                                               --------------
                                                               Dynamic Growth
                                                               Trust Series 0
                                                               --------------
                                                                 Year Ended
                                                               Dec. 31/06 ++
                                                               --------------
  Units, beginning of year                                             --
  Units issued                                                      2,331
  Units redeemed                                                     (268)
                                                                   ------
  Units, end of year                                                2,063
                                                                   ======
  Unit value, end of period $                                       12.96
  Assets, end of period $                                          26,745
  Investment income ratio*                                           0.00%
  Expense ratio, lowest to highest**                                 0.00%
  Total return, lowest to highest***                                10.83%
--------
++ Fund available in prior year but no activity.

                                                                        Sub-Account
                                   ------------------------------------------------------------------------------------
                                                               Dynamic Growth Trust Series 1
                                   ------------------------------------------------------------------------------------
                                      Year Ended       Year Ended      Year Ended      Year Ended         Year Ended
                                      Dec. 31/06       Dec. 31/05      Dec. 31/04      Dec. 31/03         Dec. 31/02
                                   ---------------  ---------------  -------------  ---------------  ------------------
Units, beginning of year                   770,700          544,964        577,167          217,363             102,477
Units issued                               940,197          518,036        670,334          707,581             235,862
Units redeemed                          (1,097,851)        (292,300)      (702,537)        (347,777)           (120,976)
                                   ---------------  ---------------  -------------  ---------------  ------------------
Units, end of year                         613,046          770,700        544,964          577,167             217,363
                                   ===============  ===============  =============  ===============  ==================
Unit value, end of period $         05.78 to 05.94     5.24 to 5.34   4.70 to 4.77     4.30 to 4.34        3.36 to 3.37
Assets, end of period $                  3,605,224        4,088,844      2,585,369        2,493,791             730,822
Investment income ratio*                      0.00%            0.00%          0.00%            0.00%               0.00%
Expense ratio, lowest to highest**   0.25% to 0.70%   0.35% to 0.70% 0.35% to 0.65%   0.40% to 0.65%      0.45% to 0.65%
Total return, lowest to highest*** 10.25% to 10.76% 11.62% to 12.00% 9.29% to 9.62% 28.17% to 28.60% (28.83)% to (28.63)%

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

8. Financial Highlights

                                                                  Sub-Account
                                                                ---------------
                                                                Emerging Growth
                                                                Trust Series 0
                                                                ---------------
                                                                  Year Ended
                                                                 Dec. 31/06 ++
                                                                ---------------
Units, beginning of year                                                --
Units issued                                                            49
Units redeemed                                                          (2)
                                                                     -----
Units, end of year                                                      47
                                                                     =====
Unit value, end of period $                                          13.34
Assets, end of period $                                                635
Investment income ratio*                                              0.00%
Expense ratio, lowest to highest**                                    0.00%
Total return, lowest to highest***                                   11.59%

--------
++ Fund available in prior year but no activity.

                                                              Sub-Account
                                   ----------------------------------------------------------------
                                                    Emerging Growth Trust Series 1
                                   ----------------------------------------------------------------
                                      Year Ended      Year Ended      Year Ended       Year Ended
                                      Dec. 31/06      Dec. 31/05      Dec. 31/04     Dec. 31/03 (a)
                                   ---------------  --------------  --------------  ---------------
Units, beginning of year                    16,147           3,541          13,715               --
Units issued                                23,611          32,098          27,399           15,745
Units redeemed                             (16,967)        (19,492)        (37,573)          (2,030)
                                   ---------------  --------------  --------------  ---------------
Units, end of year                          22,791          16,147           3,541           13,715
                                   ===============  ==============  ==============  ===============
Unit value, end of period $         20.51 to 20.74  18.50 to 18.60  17.29 to 17.35   16.29 to 16.31
Assets, end of period $                    470,425         300,058          61,397          223,380
Investment income ratio*                      0.00%           0.00%           0.00%            0.00%
Expense ratio, lowest to highest**   0.35% to 0.65%  0.45% to 0.65%  0.45% to 0.65%   0.45% to 0.65%
Total return, lowest to highest*** 10.88% to 11.21%  6.96% to 7.17%  6.20% to 6.41% 30.28% to 30.45%

--------
(a) Reflects the period from commencement of operations on May 5, 2003 through December 31, 2003.

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

8. Financial Highlights

                                                              Sub-Account
                                                         ----------------------
                                                         Emerging Small Company
                                                             Trust Series 0
                                                         ----------------------
                                                               Year Ended
                                                             Dec. 31/06 ++
                                                         ----------------------
Units, beginning of year                                             --
Units issued                                                     11,516
Units redeemed                                                     (872)
                                                                -------
Units, end of year                                               10,644
                                                                =======
Unit value, end of period $                                       11.87
Assets, end of period $                                         126,387
Investment income ratio*                                           0.00%
Expense ratio, lowest to highest**                                 0.00%
Total return, lowest to highest***                                 2.44%

--------
++ Fund available in prior year but no activity.

                                                                        Sub-Account
                                   ------------------------------------------------------------------------------------
                                                           Emerging Small Company Trust Series 1
                                   ------------------------------------------------------------------------------------
                                     Year Ended      Year Ended       Year Ended       Year Ended         Year Ended
                                     Dec. 31/06      Dec. 31/05       Dec. 31/04       Dec. 31/03         Dec. 31/02
                                   --------------  --------------  ---------------  ---------------  ------------------
Units, beginning of year                  669,785         687,402          911,363        1,056,757           1,065,694
Units issued                              138,895         232,231          273,287          380,894             544,611
Units redeemed                           (288,504)       (249,848)        (497,248)        (526,288)           (553,548)
                                   --------------  --------------  ---------------  ---------------  ------------------
Units, end of year                        520,176         669,785          687,402          911,363           1,056,757
                                   ==============  ==============  ===============  ===============  ==================
Unit value, end of period $        13.50 to 93.33  13.25 to 91.13   12.69 to 86.85   11.44 to 78.03       8.23 to 56.84
Assets, end of period $                40,696,420      50,949,308       50,607,293       51,002,629          41,741,461
Investment income ratio*                     0.00%           0.00%            0.00%            0.00%               0.00%
Expense ratio, lowest to highest**  0.25% to 0.70%  0.30% to 0.70%   0.35% to 0.65%   0.40% to 0.65%      0.40% to 0.65%
Total return, lowest to highest***  1.70% to 2.15%  4.31% to 4.73% 10.80% to 11.13% 38.83% to 39.17% (29.66)% to (29.49)%

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

8. Financial Highlights

                                                                  Sub-Account
                                                                 --------------
                                                                 Equity-Income
                                                                 Trust Series 0
                                                                 --------------
                                                                   Year Ended
                                                                 Dec. 31/06 ++
                                                                 --------------
Units, beginning of year                                                  --
Units issued                                                         271,056
Units redeemed                                                       (32,255)
                                                                   ---------
Units, end of year                                                   238,801
                                                                   =========
Unit value, end of period $                                            29.30
Assets, end of period $                                            6,996,068
Investment income ratio*                                                1.68%
Expense ratio, lowest to highest**                                      0.00%
Total return, lowest to highest***                                     19.05%

                                                                         Sub-Account
                                   -------------------------------------------------------------------------------------
                                                                Equity-Income Trust Series 1
                                   -------------------------------------------------------------------------------------
                                      Year Ended      Year Ended       Year Ended       Year Ended         Year Ended
                                      Dec. 31/06      Dec. 31/05       Dec. 31/04       Dec. 31/03         Dec. 31/02
                                   ---------------  --------------  ---------------  ---------------  ------------------
Units, beginning of year                 1,578,724       1,646,238        1,460,643        1,339,589             840,766
Units issued                               690,921         759,963        1,139,513        1,036,965           1,689,347
Units redeemed                            (877,917)       (827,477)        (953,918)        (915,911)         (1,190,524)
                                   ---------------  --------------  ---------------  ---------------  ------------------
Units, end of year                       1,391,728       1,578,724        1,646,238        1,460,643           1,339,589
                                   ===============  ==============  ===============  ===============  ==================
Unit value, end of period $         20.31 to 28.11  17.15 to 23.56   16.60 to 22.75   14.54 to 19.85      11.64 to 15.87
Assets, end of period $                 37,693,322      36,227,178       36,760,871       27,301,230          20,927,060
Investment income ratio*                      1.49%           1.25%            1.22%            1.44%               1.22%
Expense ratio, lowest to highest**   0.25% to 0.70%  0.35% to 0.70%   0.35% to 0.65%   0.40% to 0.65%      0.40% to 0.65%
Total return, lowest to highest*** 18.19% to 18.72%  3.20% to 3.56% 14.06% to 14.41% 24.76% to 25.07% (13.84)% to (13.63)%

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

8. Financial Highlights

                                                                Sub-Account
                                                             ------------------
                                                             Financial Services
                                                               Trust Series 0
                                                             ------------------
                                                                 Year Ended
                                                               Dec. 31/06 ++
                                                             ------------------
Units, beginning of year                                              --
Units issued                                                          47
Units redeemed                                                        (2)
                                                                   -----
Units, end of year                                                    45
                                                                   =====
Unit value, end of period $                                        22.83
Assets, end of period $                                            1,024
Investment income ratio*                                            0.00%
Expense ratio, lowest to highest**                                  0.00%
Total return, lowest to highest***                                 23.16%
--------
++  Fund available in prior year but no activity.

                                                                        Sub-Account
                                   ------------------------------------------------------------------------------------
                                                             Financial Services Trust Series 1
                                   ------------------------------------------------------------------------------------
                                      Year Ended      Year Ended      Year Ended       Year Ended         Year Ended
                                      Dec. 31/06      Dec. 31/05      Dec. 31/04       Dec. 31/03         Dec. 31/02
                                   ---------------  --------------  --------------  ---------------  ------------------
Units, beginning of year                    30,934          23,337          31,948           33,067               8,377
Units issued                               119,009          17,012          39,967           13,233              42,607
Units redeemed                             (14,582)         (9,415)        (48,578)         (14,352)            (17,917)
                                   ---------------  --------------  --------------  ---------------  ------------------
Units, end of year                         135,361          30,934          23,337           31,948              33,067
                                   ===============  ==============  ==============  ===============  ==================
Unit value, end of period $         18.35 to 18.66  15.00 to 15.14  13.75 to 13.85   12.54 to 12.61        9.45 to 9.48
Assets, end of period $                  2,512,100         466,240         322,026          401,985             313,108
Investment income ratio*                      0.22%           0.38%           0.37%            0.17%               0.00%
Expense ratio, lowest to highest**   0.35% to 0.65%  0.45% to 0.65%  0.45% to 0.65%   0.45% to 0.65%      0.45% to 0.65%
Total return, lowest to highest*** 22.32% to 22.69%  9.07% to 9.28   9.66% to 9.87  32.71% to 32.98% (18.41)% to (18.25)%

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

8. Financial Highlights

                                                                 Sub-Account
                                                              -----------------
                                                              Fundamental Value
                                                               Trust Series 0
                                                              -----------------
                                                                 Year Ended
                                                                Dec. 31/06 ++
                                                              -----------------
 Units, beginning of year                                               --
 Units issued                                                        8,137
 Units redeemed                                                       (161)
                                                                   -------
 Units, end of year                                                  7,976
                                                                   =======
 Unit value, end of period $                                         12.68
 Assets, end of period $                                           101,153
 Investment income ratio*                                             0.00%
 Expense ratio, lowest to highest**                                   0.00%
 Total return, lowest to highest***                                  14.55%

--------
++ Fund available in prior year but no activity.

                                                                         Sub-Account
                                   -------------------------------------------------------------------------------------
                                                              Fundamental Value Trust Series 1
                                   -------------------------------------------------------------------------------------
                                      Year Ended      Year Ended       Year Ended       Year Ended         Year Ended
                                      Dec. 31/06      Dec. 31/05       Dec. 31/04       Dec. 31/03         Dec. 31/02
                                   ---------------  --------------  ---------------  ---------------  ------------------
Units, beginning of year                   194,312         168,396           93,865           33,158              21,338
Units issued                               143,105         107,178          205,077          173,788              35,752
Units redeemed                             (78,997)        (81,262)        (130,546)        (113,081)            (23,932)
                                   ---------------  --------------  ---------------  ---------------  ------------------
Units, end of year                         258,420         194,312          168,396           93,865              33,158
                                   ===============  ==============  ===============  ===============  ==================
Unit value, end of period $         17.14 to 17.49  15.06 to 15.28   13.93 to 14.08   12.54 to 12.61        9.72 to 9.75
Assets, end of period $                  4,461,137       2,943,943        2,356,047        1,179,257             322,506
Investment income ratio*                      0.79%           0.42%            0.48%            0.18%               0.09%
Expense ratio, lowest to highest**   0.30% to 0.65%  0.35% to 0.65%   0.35% to 0.65%   0.45% to 0.65%      0.45% to 0.65%
Total return, lowest to highest*** 13.77% to 14.18%  8.14% to 8.46% 11.08% to 11.42% 28.99% to 29.25% (16.75)% to (16.58)%

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

8. Financial Highlights

                                                                 Sub-Account
                                                              -----------------
                                                              Global Allocation
                                                               Trust Series 0
                                                              -----------------
                                                                 Year Ended
                                                                Dec. 31/06 ++
                                                              -----------------
 Units, beginning of year                                              --
 Units issued                                                          33
 Units redeemed                                                        (1)
                                                                    -----
 Units, end of year                                                    32
                                                                    =====
 Unit value, end of period $                                        12.31
 Assets, end of period $                                              388
 Investment income ratio*                                            0.00%
 Expense ratio, lowest to highest**                                  0.00%
 Total return, lowest to highest***                                 13.58%

--------
++ Fund available in prior year but no activity.

                                                                      Sub-Account
                                   -------------------------------------------------------------------------------
                                                           Global Allocation Trust Series 1
                                   -------------------------------------------------------------------------------
                                      Year Ended      Year Ended       Year Ended    Year Ended      Year Ended
                                      Dec. 31/06      Dec. 31/05       Dec. 31/04    Dec. 31/03      Dec. 31/02
                                   ---------------  --------------  ---------------  ---------- ------------------
Units, beginning of year                    26,935          17,767            3,613     3,195                7,967
Units issued                               223,082          51,578           66,928       844               23,360
Units redeemed                            (113,254)        (42,410)         (52,774)     (426)             (28,132)
                                   ---------------  --------------  ---------------    ------   ------------------
Units, end of year                         136,763          26,935           17,767     3,613                3,195
                                   ===============  ==============  ===============    ======   ==================
Unit value, end of period $         13.24 to 13.48  11.74 to 11.92   11.13 to 11.22      9.94         7.91 to 7.94
Assets, end of period $                  1,826,871         316,420          197,769    35,900               25,278
Investment income ratio*                      0.91%           0.65%            0.40%     0.48%                0.00%
Expense ratio, lowest to highest**   0.35% to 0.65%  0.35% to 0.65%   0.45% to 0.65%     0.65%       0.45% to 0.65%
Total return, lowest to highest*** 12.77% to 13.11%  5.51% to 5.84% 11.99% to 12.25%    25.61%  (23.70)% to (23.55)%

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

8. Financial Highlights

                                                                Sub-Account
                                                               --------------
                                                                Global Bond
                                                               Trust Series 0
                                                               --------------
                                                                 Year Ended
                                                               Dec. 31/06 ++
                                                               --------------
  Units, beginning of year                                              --
  Units issued                                                     179,125
  Units redeemed                                                   (22,871)
                                                                 ---------
  Units, end of year                                               156,254
                                                                 =========
  Unit value, end of period $                                        20.41
  Assets, end of period $                                        3,189,038
  Investment income ratio*                                            0.00%
  Expense ratio, lowest to highest**                                  0.00%
  Total return, lowest to highest***                                  5.27%
--------
++  Fund available in prior year but no activity.

                                                                       Sub-Account
                                   -----------------------------------------------------------------------------------
                                                                Global Bond Trust Series 1
                                   -----------------------------------------------------------------------------------
                                     Year Ended        Year Ended       Year Ended       Year Ended       Year Ended
                                     Dec. 31/06        Dec. 31/05       Dec. 31/04       Dec. 31/03       Dec. 31/02
                                   --------------  ----------------   --------------  ---------------  ---------------
Units, beginning of year                  283,511           218,132          196,659          297,639          118,128
Units issued                              174,167           195,710          233,486          389,164          348,049
Units redeemed                           (194,405)         (130,331)        (212,013)        (490,144)        (168,538)
                                   --------------  ----------------   --------------  ---------------  ---------------
Units, end of year                        263,273           283,511          218,132          196,659          297,639
                                   ==============  ================   ==============  ===============  ===============
Unit value, end of period $        18.20 to 19.56    17.39 to 18.59   18.71 to 19.96   17.06 to 18.14   14.87 to 15.77
Assets, end of period $                 5,088,466         5,234,432        4,323,117        3,463,203        4,596,803
Investment income ratio*                     0.00%             4.26%            3.41%            4.35%            0.00%
Expense ratio, lowest to highest**  0.30% to 0.70%    0.35% to 0.70%   0.35% to 0.65%   0.40% to 0.65%   0.45% to 0.65%
Total return, lowest to highest***  4.53% to 4.96% (7.19)% to (6.87)%  9.53% to 9.85% 14.65% to 14.94% 19.35% to 19.59%

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

8. Financial Highlights

                                                               Sub-Account
                                                          ---------------------
                                                          Global Trust Series 0
                                                          ---------------------
                                                               Year Ended
                                                              Dec. 31/06 ++
                                                          ---------------------
 Units, beginning of year                                             --
 Units issued                                                      7,736
 Units redeemed                                                     (232)
                                                                 -------
 Units, end of year                                                7,504
                                                                 =======
 Unit value, end of period $                                       13.57
 Assets, end of period $                                         101,826
 Investment income ratio*                                           0.00%
 Expense ratio, lowest to highest**                                 0.00%
 Total return, lowest to highest***                                20.42%
--------
++ Fund available in prior year but no activity.

                                                                         Sub-Account
                                   --------------------------------------------------------------------------------------
                                                                    Global Trust Series 1
                                   --------------------------------------------------------------------------------------
                                      Year Ended       Year Ended       Year Ended       Year Ended         Year Ended
                                      Dec. 31/06       Dec. 31/05       Dec. 31/04       Dec. 31/03         Dec. 31/02
                                   ---------------  ---------------  ---------------  ---------------  ------------------
Units, beginning of year                   227,332          226,763          220,709          272,877             206,811
Units issued                               148,216           88,843          178,596          315,226             360,226
Units redeemed                            (134,860)         (88,274)        (172,542)        (367,394)           (294,160)
                                   ---------------  ---------------  ---------------  ---------------  ------------------
Units, end of year                         240,688          227,332          226,763          220,709             272,877
                                   ===============  ===============  ===============  ===============  ==================
Unit value, end of period $         18.08 to 24.15   15.10 to 20.08   13.72 to 18.20   12.02 to 15.89       9.48 to 12.52
Assets, end of period $                  5,725,741        4,510,252        4,088,754        3,119,936           3,166,722
Investment income ratio*                      1.27%            1.25%            1.76%            1.19%               1.15%
Expense ratio, lowest to highest**   0.30% to 0.70%   0.35% to 0.70%   0.35% to 0.65%   0.40% to 0.65%      0.45% to 0.65%
Total return, lowest to highest*** 19.49% to 19.96% 9.95% to 10.33%  14.01% to 14.35% 26.63% to 26.95% (19.63)% to (19.47)%

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

8. Financial Highlights

                                           Sub-Account
                                         ---------------
                                         Growth & Income
                                         Trust Series 0
                                         ---------------
                                           Year Ended
                                         Dec. 31/06 ++ b
                                         ---------------
Units, beginning of year                           --
Units issued                                   17,322
Units redeemed                                   (359)
                                            ---------
Units, end of year                             16,963
                                            =========
Unit value, end of period $                     78.98
Assets, end of period $                     1,339,825
Investment income ratio*                         0.00%
Expense ratio, lowest to highest**               0.00%
Total return, lowest to highest***              12.72%
--------
++b Fund renamed on May 1, 2006. Previously known as Growth & Income Trust II.
    Fund available in prior year but no activity.

                                           Sub-Account
                                         ---------------
                                         Health Sciences
                                         Trust Series 0
                                         ---------------
                                           Year Ended
                                          Dec. 31/06 ++
                                         ---------------
Units, beginning of year                         --
Units issued                                    146
Units redeemed                                   (5)
                                              -----
Units, end of year                              141
                                              =====
Unit value, end of period $                   14.66
Assets, end of period $                       2,065
Investment income ratio*                       0.00%
Expense ratio, lowest to highest**             0.00%
Total return, lowest to highest***             8.44%
--------
++  Fund available in prior year but no activity.

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

8. Financial Highlights

                                                                               Sub-Account
                                         -------------------------------------------------------------------------------------
                                                                     Health Sciences Trust Series 1
                                         -------------------------------------------------------------------------------------
                                           Year Ended       Year Ended       Year Ended       Year Ended         Year Ended
                                           Dec. 31/06       Dec. 31/05       Dec. 31/04       Dec. 31/03         Dec. 31/02
                                         --------------  ---------------  ---------------  ---------------  ------------------
Units, beginning of year                        268,882          228,816          195,742          185,557              11,197
Units issued                                    210,936          114,558          312,678          257,208             260,559
Units redeemed                                 (183,521)         (74,492)        (279,604)        (247,023)            (86,199)
                                         --------------  ---------------  ---------------  ---------------  ------------------
Units, end of year                              296,297          268,882          228,816          195,742             185,557
                                         ==============  ===============  ===============  ===============  ==================
Unit value, end of period $              18.21 to 18.57   16.91 to 17.15   15.11 to 15.28   13.19 to 13.28        9.75 to 9.78
Assets, end of period $                       5,446,065        4,584,275        3,480,512        2,590,184           1,810,992
Investment income ratio*                          0.00%            0.00%            0.00%            0.00%               0.00%
Expense ratio, lowest to highest**        0.30% to 0.65%   0.35% to 0.65%   0.35% to 0.65%   0.40% to 0.65%      0.45% to 0.65%
Total return, lowest to highest***        7.67% to 8.05% 11.91% to 12.25% 14.57% to 14.91% 35.33% to 35.68% (27.71)% to (27.57)%

                                          Sub-Account
                                         --------------
                                           High Yield
                                         Trust Series 0
                                         --------------
                                           Year Ended
                                         Dec. 31/06 ++
                                         --------------
Units, beginning of year                         --
Units issued                                 10,940
Units redeemed                                 (622)
                                            -------
Units, end of year                           10,318
                                            =======
Unit value, end of period $                   12.82
Assets, end of period $                     132,294
Investment income ratio*                       0.00%
Expense ratio, lowest to highest**             0.00%
Total return, lowest to highest***            10.48%
--------
++  Fund available in prior year but no activity.

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

8. Financial Highlights

                                                                             Sub-Account
                                         -----------------------------------------------------------------------------------
                                                                      High Yield Trust Series 1
                                         -----------------------------------------------------------------------------------
                                           Year Ended      Year Ended       Year Ended       Year Ended        Year Ended
                                           Dec. 31/06      Dec. 31/05       Dec. 31/04       Dec. 31/03        Dec. 31/02
                                         --------------  --------------  ---------------  ---------------  -----------------
Units, beginning of year                      1,025,251         747,358          699,961          536,644            395,816
Units issued                                    335,772         576,968          615,089          565,735            687,272
Units redeemed                                 (738,819)       (299,075)        (567,692)        (402,418)          (546,444)
                                         --------------  --------------  ---------------  ---------------  -----------------
Units, end of year                              622,204       1,025,251          747,358          699,961            536,644
                                         ==============  ==============  ===============  ===============  =================
Unit value, end of period $              15.50 to 18.69  14.12 to 16.99   13.69 to 16.40   12.40 to 14.80     10.02 to 11.94
Assets, end of period $                      11,149,819      16,898,635       11,862,447        9,989,519          6,211,875
Investment income ratio*                           7.72%           5.03%            4.99%            4.84%              7.65%
Expense ratio, lowest to highest**        0.30% to 0.70%  0.30% to 0.70%   0.35% to 0.65%   0.40% to 0.65%     0.40% to 0.65%
Total return, lowest to highest***       9.61% to 10.05%  2.98% to 3.39% 10.34% to 10.68% 23.65% to 23.94% (7.48)% to (7.23)%

                                          Sub-Account
                                         --------------
                                         Income & Value
                                         Trust Series 0
                                         --------------
                                           Year Ended
                                         Dec. 31/06 ++
                                         --------------
Units, beginning of year                         --
Units issued                                  2,909
Units redeemed                                  (54)
                                             ------
Units, end of year                            2,855
                                             ======
Unit value, end of period $                   11.80
Assets, end of period $                      33,687
Investment income ratio*                       0.00%
Expense ratio, lowest to highest**             0.00%
Total return, lowest to highest***             8.77%
--------
++  Fund available in prior year but no activity.

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

8. Financial Highlights

                                                                            Sub-Account
                                         --------------------------------------------------------------------------------
                                                                   Income & Value Trust Series 1
                                         --------------------------------------------------------------------------------
                                           Year Ended     Year Ended     Year Ended      Year Ended         Year Ended
                                           Dec. 31/06     Dec. 31/05     Dec. 31/04      Dec. 31/03         Dec. 31/02
                                         -------------  -------------  -------------  ---------------  ------------------
Units, beginning of year                     1,373,417      1,679,725        465,991          605,848             649,395
Units issued                                   143,883        211,726      2,010,940          357,985             747,671
Units redeemed                                (440,866)      (518,034)      (797,206)        (497,842)           (791,218)
                                         -------------  -------------  -------------  ---------------  ------------------
Units, end of year                           1,076,434      1,373,417      1,679,725          465,991             605,848
                                         =============  =============  =============  ===============  ==================
Unit value, end of period $                   16.89 to       15.63 to       14.94 to
                                                 20.47          18.89          18.01   13.95 to 16.73      11.09 to 13.28
Assets, end of period $                     21,490,159     25,459,694     29,826,597        7,397,904           7,497,869
Investment income ratio*                          2.10%          1.59%          0.53%            1.90%               2.11%
Expense ratio, lowest to highest**       0.30% to 0.70% 0.30% to 0.70% 0.30% to 0.65%   0.40% to 0.65%      0.40% to 0.65%
Total return, lowest to highest***       7.90% to 8.33% 4.49% to 4.90% 6.94% to 7.33% 25.66% to 25.98% (16.48)% to (16.27)%

                                            Sub-Account
                                         ------------------
                                         International Core
                                           Trust Series 0
                                         ------------------
                                             Year Ended
                                          Dec. 31/06 ++ ~
                                         ------------------
Units, beginning of year                          --
Units issued                                     474
Units redeemed                                   (20)
                                               -----
Units, end of year                               454
                                               =====
Unit value, end of period $                    14.84
Assets, end of period $                        6,728
Investment income ratio*                        0.00%
Expense ratio, lowest to highest**              0.00%
Total return, lowest to highest***             24.81%
--------
++~ Fund renamed on May 1, 2006. Previously known as International Stock Trust.
    Fund available in prior year but no activity.

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

8. Financial Highlights

                                                                               Sub-Account
                                         --------------------------------------------------------------------------------------
                                                                    International Core Trust Series 1
                                         --------------------------------------------------------------------------------------
                                            Year Ended       Year Ended       Year Ended       Year Ended         Year Ended
                                           Dec. 31/06 ~      Dec. 31/05       Dec. 31/04       Dec. 31/03         Dec. 31/02
                                         ---------------  ---------------  ---------------  ---------------  ------------------
Units, beginning of year                         934,920        1,016,696        1,106,364        1,306,287           1,135,448
Units issued                                     408,054          375,227          334,186          431,223           1,749,658
Units redeemed                                  (829,309)        (457,003)        (423,854)        (631,146)         (1,578,819)
                                         ---------------  ---------------  ---------------  ---------------  ------------------
Units, end of year                               513,665          934,920        1,016,696        1,106,364           1,306,287
                                         ===============  ===============  ===============  ===============  ==================
Unit value, end of period $               15.30 to 19.01   12.33 to 15.29   10.69 to 13.23    9.30 to 11.47        7.18 to 8.84
Assets, end of period $                        9,619,429       14,186,941       13,368,772       12,549,025          11,319,824
Investment income ratio*                            0.60%            0.74%            0.84%            0.49%               0.45%
Expense ratio, lowest to highest**         0.35% to 0.70%   0.35% to 0.70%   0.35% to 0.65%   0.40% to 0.65%      0.40% to 0.65%
Total return, lowest to highest***       23.91% to 24.33% 15.14% to 15.55% 14.84% to 15.19% 29.43% to 29.75% (22.19)% to (22.00)%

--------
~   Fund renamed on May 1, 2006. Previously known as International Stock Trust.

                                                            Sub-Account
                                         -------------------------------------------------
                                            International Equity Index Trust A Series 1
                                         -------------------------------------------------
                                            Year Ended       Year Ended      Year Ended
                                            Dec. 31/06     Dec. 31/05 (d)   Dec. 31/04 ##
                                         ---------------  ---------------  ---------------
Units, beginning of year                         343,997           51,012               --
Units issued                                     167,620          392,254          103,970
Units redeemed                                  (72,832)         (99,269)         (52,958)
                                         ---------------  ---------------  ---------------
Units, end of year                               438,785          343,997           51,012
                                         ===============  ===============  ===============
Unit value, end of period $               21.27 to 21.49   17.07 to 17.18   14.74 to 14.77
Assets, end of period $                        9,394,587        5,895,407          752,181
Investment income ratio*                            0.72%            0.79%            0.58%
Expense ratio, lowest to highest**         0.30% to 0.70%   0.30% to 0.70%   0.35% to 0.65%
Total return, lowest to highest***       24.62% to 25.11% 15.80% to 16.26% 17.94% to 18.17%

--------
(d) Fund renamed on May 2, 2005. Previously known as International Equity Index Fund.
## Reflects the period from commencement of operations on May 3, 2004 through December 31, 2004.

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

8. Financial Highlights

                                                            Sub-Account
                                                     --------------------------
                                                     International Equity Index
                                                          Trust B Series 0
                                                     --------------------------
                                                             Year Ended
                                                           Dec. 31/06 ++
                                                     --------------------------
 Units, beginning of year                                           --
 Units issued                                                  169,895
 Units redeemed                                               (164,981)
                                                              --------
 Units, end of year                                              4,914
                                                              ========
 Unit value, end of period $                                     41.18
 Assets, end of period $                                       202,332
 Investment income ratio*                                         6.58%
 Expense ratio, lowest to highest**                               0.00%
 Total return, lowest to highest***                              27.11%
--------
++  Fund available in prior year but no activity.

                                                            Sub-Account
                                                    ---------------------------
                                                    International Opportunities
                                                          Trust Series 0
                                                    ---------------------------
                                                            Year Ended
                                                           Dec. 31/06 ++
                                                    ---------------------------
 Units, beginning of year                                          --
 Units issued                                                  12,824
 Units redeemed                                                  (341)
                                                              -------
 Units, end of year                                            12,483
                                                              =======
 Unit value, end of period $                                    15.41
 Assets, end of period $                                      192,374
 Investment income ratio*                                        0.00%
 Expense ratio, lowest to highest**                              0.00%
 Total return, lowest to highest***                             23.96%
--------
++  Fund available in prior year but no activity.

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

8. Financial Highlights

                                                  Sub-Account
                                         -----------------------------
                                          International Opportunities
                                                Trust Series 1
                                         -----------------------------
                                            Year Ended     Year Ended
                                            Dec. 31/06    Dec. 31/05 ^
                                         ---------------  ------------
Units, beginning of year                             469         --
Units issued                                     204,132      1,745
Units redeemed                                   (91,777)    (1,276)
                                         ---------------     ------
Units, end of year                               112,824        469
                                         ===============     ======
Unit value, end of period $               19.03 to 19.12      15.46
Assets, end of period $                        2,154,500      7,257
Investment income ratio*                            0.25%      0.00%
Expense ratio, lowest to highest**         0.35% to 0.65%      0.65%
Total return, lowest to highest***       23.04% to 23.40%     23.71%
--------
^ Reflects the period from commencement of perations on May 2, 2005 through December 31, 2005.

                                               Sub-Account
                                         -----------------------
                                         International Small Cap
                                             Trust Series 0
                                         -----------------------
                                               Year Ended
                                              Dec. 31/06 ++
                                         -----------------------
Units, beginning of year                                      --
Units issued                                               1,143
Units redeemed                                               (28)
                                                          ------
Units, end of year                                         1,115
                                                          ======
Unit value, end of period $                                14.27
Assets, end of period $                                   15,913
Investment income ratio*                                    0.00%
Expense ratio, lowest to highest**                          0.00%
Total return, lowest to highest***                         27.73%
--------
++  Fund available in prior year but no activity.

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

8. Financial Highlights

                                                                              Sub-Account
                                         ------------------------------------------------------------------------------------
                                                                 International Small Cap Trust Series 1
                                         ------------------------------------------------------------------------------------
                                            Year Ended      Year Ended      Year Ended       Year Ended         Year Ended
                                            Dec. 31/06      Dec. 31/05      Dec. 31/04       Dec. 31/03         Dec. 31/02
                                         ---------------  -------------  ---------------  ---------------  ------------------
Units, beginning of year                         242,913        254,360          261,096          345,552             215,989
Units issued                                     115,106        115,857          297,698          143,552             344,659
Units redeemed                                   (95,619)      (127,304)        (304,434)        (228,008)           (215,096)
                                         ---------------  -------------  ---------------  ---------------  ------------------
Units, end of year                               262,400        242,913          254,360          261,096             345,552
                                         ===============  =============  ===============  ===============  ==================
Unit value, end of period $                                    13.00 to
                                          16.52 to 26.77          21.03   11.88 to 19.17    9.86 to 15.86       6.40 to 10.28
Assets, end of period $                        6,853,600      4,994,547        4,744,645        3,409,121           2,893,046
Investment income ratio*                            1.03%          0.86%            0.12%            0.00%               0.00%
Expense ratio, lowest to highest**         0.35% to 0.70% 0.35% to 0.70%   0.35% to 0.65%   0.40% to 0.65%      0.45% to 0.65%
Total return, lowest to highest***       26.84% to 27.29% 9.34% to 9.72% 20.28% to 20.64% 53.94% to 54.34% (17.27)% to (17.10)%

                                             Sub-Account
                                         -------------------
                                         International Value
                                           Trust Series 0
                                         -------------------
                                             Year Ended
                                            Dec. 31/06 ++
                                         -------------------
Units, beginning of year                                  --
Units issued                                             157
Units redeemed                                            (1)
                                                       -----
Units, end of year                                       156
                                                       =====
Unit value, end of period $                            14.55
Assets, end of period $                                2,266
Investment income ratio*                                0.00%
Expense ratio, lowest to highest**                      0.00%
Total return, lowest to highest***                     29.61%
--------
++  Fund available in prior year but no activity.

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

8. Financial Highlights

                                                                               Sub-Account
                                         -------------------------------------------------------------------------------------
                                                                   International Value Trust Series 1
                                         -------------------------------------------------------------------------------------
                                            Year Ended      Year Ended       Year Ended       Year Ended         Year Ended
                                            Dec. 31/06      Dec. 31/05       Dec. 31/04       Dec. 31/03         Dec. 31/02
                                         ---------------  --------------  ---------------  ---------------  ------------------
Units, beginning of year                       1,151,161         534,492          451,530          225,236             200,221
Units issued                                     802,307       1,071,184          510,926          488,195             349,940
Units redeemed                                  (670,988)       (454,515)        (427,964)        (261,901)           (324,925)
                                         ---------------  --------------  ---------------  ---------------  ------------------
Units, end of year                             1,282,480       1,151,161          534,492          451,530             225,236
                                         ===============  ==============  ===============  ===============  ==================
Unit value, end of period $               21.49 to 22.42  16.70 to 17.40   15.24 to 15.83   12.62 to 13.09        8.77 to 9.09
Assets, end of period $                       28,081,796      19,488,615        8,198,182        5,780,317           1,978,346
Investment income ratio*                            1.77%           0.66%            1.28%            0.67%               0.71%
Expense ratio, lowest to highest**         0.25% to 0.70%  0.35% to 0.70%   0.35% to 0.65%   0.40% to 0.65%      0.40% to 0.65%
Total return, lowest to highest***       28.68% to 29.27% 9.78% to 10.15% 20.75% to 21.12% 43.91% to 44.28% (18.38)% to (18.16)%

                                                                           Sub-Account
                                         ------------------------------------------------------------------------------
                                                             Investment Quality Bond Trust Series 1
                                         ------------------------------------------------------------------------------
                                           Year Ended      Year Ended      Year Ended      Year Ended      Year Ended
                                           Dec. 31/06      Dec. 31/05      Dec. 31/04      Dec. 31/03      Dec. 31/02
                                         --------------  --------------  --------------  --------------  --------------
Units, beginning of year                        956,608       1,132,045       1,159,780       1,475,664       1,255,012
Units issued                                    255,155         240,139         645,968         984,315         631,277
Units redeemed                                 (794,516)       (415,576)       (673,703)     (1,300,199)       (410,625)
                                         --------------  --------------  --------------  --------------  --------------
Units, end of year                              417,247         956,608       1,132,045       1,159,780       1,475,664
                                         ==============  ==============  ==============  ==============  ==============
Unit value, end of period $              18.33 to 21.40  17.79 to 20.67  17.50 to 20.28  16.79 to 19.39  15.73 to 18.14
Assets, end of period $                       8,726,321      19,439,556      22,645,826      22,161,364      26,443,146
Investment income ratio*                           7.56%           5.63%           5.96%           5.40%           5.06%
Expense ratio, lowest to highest**        0.30% to 0.70%  0.35% to 0.70%  0.35% to 0.65%  0.40% to 0.65%  0.40% to 0.65%
Total return, lowest to highest***        2.84% to 3.26%  1.55% to 1.91%  4.13% to 4.45%  6.63% to 6.89%  9.22% to 9.50%

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

8. Financial Highlights

                                                                               Sub-Account
                                         -------------------------------------------------------------------------------------
                                                                     Large Cap Growth Trust Series 1
                                         -------------------------------------------------------------------------------------
                                           Year Ended        Year Ended       Year Ended      Year Ended         Year Ended
                                          Dec. 31/06 #       Dec. 31/05       Dec. 31/04      Dec. 31/03         Dec. 31/02
                                         --------------  -----------------  -------------  ---------------  ------------------
Units, beginning of year                        504,507            561,612        621,936          797,344             583,261
Units issued                                     57,622            180,956        613,074          486,197             655,691
Units redeemed                                 (562,129)          (238,061)      (673,398)        (661,605)           (441,608)
                                         --------------  -----------------  -------------  ---------------  ------------------
Units, end of year                                   --            504,507        561,612          621,936             797,344
                                         ==============  =================  =============  ===============  ==================
Unit value, end of period $              09.67 to 13.75      9.46 to 13.41  9.49 to 13.42    8.99 to 12.67       7.21 to 10.15
Assets, end of period $                              --          6,534,293      7,321,297        7,142,200           7,640,972
Investment income ratio*                           0.38%              0.70%          0.29%            0.28%               0.32%
Expense ratio, lowest to highest**        0.30% to 0.70%     0.35% to 0.70% 0.35% to 0.65%   0.40% to 0.65%      0.40% to 0.65%
Total return, lowest to highest***        2.15% to 2.28% (0.45)% to (0.10)% 5.49% to 5.80% 24.51% to 24.82% (23.33)% to (23.14)%

--------
# Terminated as an investment option and funds transferred to Capital Appreciation Trust on May 1, 2006.

                                          Sub-Account
                                         -------------
                                           Large Cap
                                             Trust
                                           Series 0
                                         -------------
                                          Year Ended
                                         Dec. 31/06 ++
                                         -------------
Units, beginning of year                        --
Units issued                                    66
Units redeemed                                  (2)
                                             -----
Units, end of year                              64
                                             =====
Unit value, end of period $                  12.77
Assets, end of period $                        818
Investment income ratio*                      0.00%
Expense ratio, lowest to highest**            0.00%
Total return, lowest to highest***           14.38%
--------
++  Fund available in prior year but no activity.

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

8. Financial Highlights

                                                           Sub-Account
                                                  -----------------------------
                                                    Large Cap Trust Series 1
                                                  -----------------------------
                                                     Year Ended     Year Ended
                                                     Dec. 31/06    Dec. 31/05 ^
                                                  ---------------  ------------
Units, beginning of year                                      289        --
Units issued                                                2,142       304
Units redeemed                                               (129)      (15)
                                                  ---------------     -----
Units, end of year                                          2,302       289
                                                  ===============     =====
Unit value, end of period $                        15.80 to 15.85     13.90
Assets, end of period $                                    36,373     4,019
Investment income ratio*                                     0.27%     0.00%
Expense ratio, lowest to highest**                  0.45% to 0.65%     0.65%
Total return, lowest to highest***                13.62% to 13.85%    11.22%
--------
^ Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                           Sub-Account
                                         ---------------
                                         Large Cap Value
                                         Trust Series 0
                                         ---------------
                                           Year Ended
                                          Dec. 31/06 ++
                                         ---------------
Units, beginning of year                         --
Units issued                                    251
Units redeemed                                   --
                                              -----
Units, end of year                              251
                                              =====
Unit value, end of period $                   13.43
Assets, end of period $                       3,364
Investment income ratio*                       0.00%
Expense ratio, lowest to highest**             0.00%
Total return, lowest to highest***            16.03%
--------
++  Fund available in prior year but no activity.

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

8. Financial Highlights

                                                                     Sub-Account
                                         ------------------------------------------------------------------
                                                           Large Cap Value Trust Series 1
                                         ------------------------------------------------------------------
                                            Year Ended       Year Ended       Year Ended       Year Ended
                                            Dec. 31/06       Dec. 31/05       Dec. 31/04     Dec. 31/03 (a)
                                         ---------------  ---------------  ---------------  ---------------
Units, beginning of year                         174,124           74,430           83,191               --
Units issued                                     186,497          144,010          156,448           83,839
Units redeemed                                  (143,510)         (44,316)        (165,209)            (648)
                                         ---------------  ---------------  ---------------  ---------------
Units, end of year                               217,111          174,124           74,430           83,191
                                         ===============  ===============  ===============  ===============
Unit value, end of period $               25.41 to 25.69   22.06 to 22.24   19.23 to 19.32   15.89 to 15.91
Assets, end of period $                        5,565,112        3,866,266        1,435,901        1,322,947
Investment income ratio*                            0.45%            0.00%            1.43%            0.00%
Expense ratio, lowest to highest**         0.35% to 0.65%   0.35% to 0.65%   0.35% to 0.65%   0.40% to 0.65%
Total return, lowest to highest***       15.18% to 15.53% 14.74% to 15.08% 21.02% to 21.38% 27.11% to 27.32%

--------
(a) Reflects the period from commencement of operations on May 5, 2003 through December 31, 2003.

                                             Sub-Account
                                         --------------------
                                         Lifestyle Aggressive
                                            Trust Series 0
                                         --------------------
                                              Year Ended
                                           Dec. 31/06 ++ i
                                         --------------------
Units, beginning of year                           --
Units issued                                      579
Units redeemed                                    (45)
                                                -----
Units, end of year                                534
                                                =====
Unit value, end of period $                     13.34
Assets, end of period $                         7,133
Investment income ratio*                         0.00%
Expense ratio, lowest to highest**               0.00%
Total return, lowest to highest***              15.48%
--------
++i Fund renamed on May 1, 2006. Previously known as Lifestyle Aggressive 1000
    Trust. Fund available in prior year but no activity.

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

8. Financial Highlights

                                                                               Sub-Account
                                         -------------------------------------------------------------------------------------
                                                                   Lifestyle Aggressive Trust Series 1
                                         -------------------------------------------------------------------------------------
                                            Year Ended      Year Ended       Year Ended       Year Ended         Year Ended
                                           Dec. 31/06 i     Dec. 31/05       Dec. 31/04       Dec. 31/03         Dec. 31/02
                                         ---------------  --------------  ---------------  ---------------  ------------------
Units, beginning of year                         316,430         305,615           73,758           38,262              47,093
Units issued                                     121,063          63,954          350,315           46,257              10,408
Units redeemed                                   (89,427)        (53,139)        (118,458)         (10,761)            (19,239)
                                         ---------------  --------------  ---------------  ---------------  ------------------
Units, end of year                               348,066         316,430          305,615           73,758              38,262
                                         ===============  ==============  ===============  ===============  ==================
Unit value, end of period $               16.82 to 21.44  14.65 to 18.58   13.31 to 16.86   11.53 to 14.53       8.60 to 10.82
Assets, end of period $                        7,319,039       5,802,326        5,093,275        1,038,282             412,158
Investment income ratio*                            7.38%           1.79%            0.78%            0.35%               0.81%
Expense ratio, lowest to highest**         0.30% to 0.65%  0.35% to 0.65%   0.35% to 0.65%   0.45% to 0.65%      0.45% to 0.65%
Total return, lowest to highest***       14.72% to 15.11% 9.92% to 10.25% 15.30% to 15.66% 34.04% to 34.31% (21.23)% to (21.06)%

--------
i Fund renamed on May 1, 2006. Previously known as Lifestyle Aggressive 1000 Trust.

                                            Sub-Account
                                         ------------------
                                         Lifestyle Balanced
                                           Trust Series 0
                                         ------------------
                                             Year Ended
                                          Dec. 31/06 ++ ii
                                         ------------------
Units, beginning of year                            --
Units issued                                   110,597
Units redeemed                                  (2,748)
                                             ---------
Units, end of year                             107,849
                                             =========
Unit value, end of period $                      12.37
Assets, end of period $                      1,334,204
Investment income ratio*                          0.11%
Expense ratio, lowest to highest**                0.00%
Total return, lowest to highest***               12.80%
--------
++ii Fund renamed on May 1, 2006. Previously known as Lifestyle Balanced 640 Trust. Fund available in prior year but no activity.

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

8. Financial Highlights

                                                                               Sub-Account
                                         -------------------------------------------------------------------------------------
                                                                    Lifestyle Balanced Trust Series 1
                                         -------------------------------------------------------------------------------------
                                           Year Ended       Year Ended       Year Ended       Year Ended         Year Ended
                                          Dec. 31/06 ii     Dec. 31/05       Dec. 31/04       Dec. 31/03         Dec. 31/02
                                         ---------------  --------------  ---------------  ---------------  ------------------
Units, beginning of year                         934,585         914,120          805,068          549,847             385,225
Units issued                                     245,346         282,338          639,365          354,757             502,066
Units redeemed                                  (486,216)       (261,873)        (530,313)         (99,536)           (337,444)
                                         ---------------  --------------  ---------------  ---------------  ------------------
Units, end of year                               693,715         934,585          914,120          805,068             549,847
                                         ===============  ==============  ===============  ===============  ==================
Unit value, end of period $               18.61 to 23.96  16.60 to 21.26   15.62 to 19.96   13.84 to 17.62      11.22 to 14.27
Assets, end of period $                       16,303,510      19,581,681       18,039,138       13,798,701           7,802,640
Investment income ratio*                            5.76%           3.96%            2.05%            2.30%               3.49%
Expense ratio, lowest to highest**         0.30% to 0.65%  0.35% to 0.65%   0.35% to 0.65%   0.40% to 0.65%      0.40% to 0.65%
Total return, lowest to highest***       12.01% to 12.39%  6.20% to 6.51% 12.75% to 13.09% 23.17% to 23.48% (10.53)% to (10.32)%

--------
ii  Fund renamed on May 1, 2006. Previously known as Lifestyle Balanced 640
    Trust.

                                              Sub-Account
                                         ----------------------
                                         Lifestyle Conservative
                                             Trust series 0
                                         ----------------------
                                               Year Ended
                                           Dec. 31/06 ++ iii
                                         ----------------------
Units, beginning of year                            --
Units issued                                       115
Units redeemed                                      (1)
                                                 -----
Units, end of year                                 114
                                                 =====
Unit value, end of period $                      11.21
Assets, end of period $                          1,287
Investment income ratio*                          1.13%
Expense ratio, lowest to highest**                0.00%
Total return, lowest to highest***                8.44%
--------
++iii Fund renamed on May 1, 2006. Previously known as Lifestyle Conservative 280 Trust. Fund available in prior year but no activity.

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

8. Financial Highlights

                                                                           Sub-Account
                                         -------------------------------------------------------------------------------
                                                              Lifestyle Conservative Trust Series 1
                                         -------------------------------------------------------------------------------
                                           Year Ended      Year Ended      Year Ended       Year Ended      Year Ended
                                         Dec. 31/06 iii    Dec. 31/05      Dec. 31/04       Dec. 31/03      Dec. 31/02
                                         --------------  --------------  --------------  ---------------  --------------
Units, beginning of year                        284,921         268,947         268,987          198,190         220,989
Units issued                                     66,508          55,265         280,449          176,092         177,049
Units redeemed                                 (295,840)        (39,291)       (280,489)        (105,295)       (199,848)
                                         --------------  --------------  --------------  ---------------  --------------
Units, end of year                               55,589         284,921         268,947          268,987         198,190
                                         ==============  ==============  ==============  ===============  ==============
Unit value, end of period $              18.47 to 23.07  17.13 to 21.23  16.74 to 20.76   15.50 to 19.16  13.97 to 17.22
Assets, end of period $                       1,239,063       5,962,323       5,504,364        5,025,582       3,398,476
Investment income ratio*                           6.17%           5.00%           3.76%            3.54%           3.26%
Expense ratio, lowest to highest**        0.30% to 0.65%  0.40% to 0.65%  0.35% to 0.65%   0.40% to 0.65%  0.45% to 0.65%
Total return, lowest to highest***        7.73% to 8.11%  2.22% to 2.48%  7.88% to 8.21% 10.83% to 11.10%  1.06% to 1.26%

--------
iii Fund renamed on May 1, 2006. Previously known as Lifestyle Conservative 280
    Trust.

                                           Sub-Account
                                         ----------------
                                         Lifestyle Growth
                                          Trust Series 0
                                         ----------------
                                            Year Ended
                                         Dec. 31/06 ++ iv
                                         ----------------
Units, beginning of year                           --
Units issued                                  118,278
Units redeemed                                 (4,308)
                                            ---------
Units, end of year                            113,970
                                            =========
Unit value, end of period $                     12.79
Assets, end of period $                     1,457,877
Investment income ratio*                         0.08%
Expense ratio, lowest to highest**               0.00%
Total return, lowest to highest***              13.58%
--------
++iv Fund renamed on May 1, 2006. Previously known as Lifestyle Growth 820 Trust. Fund available in prior year but no activity.

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

8. Financial Highlights

                                                                               Sub-Account
                                         -------------------------------------------------------------------------------------
                                                                     Lifestyle Growth Trust Series 1
                                         -------------------------------------------------------------------------------------
                                           Year Ended       Year Ended       Year Ended       Year Ended         Year Ended
                                          Dec. 31/06 iv     Dec. 31/05       Dec. 31/04       Dec. 31/03         Dec. 31/02
                                         ---------------  --------------  ---------------  ---------------  ------------------
Units, beginning of year                         416,491         417,608          178,824           93,184              87,349
Units issued                                     158,281         130,964          368,911          120,911              76,636
Units redeemed                                   (67,666)       (132,081)        (130,127)         (35,271)            (70,801)
                                         ---------------  --------------  ---------------  ---------------  ------------------
Units, end of year                               507,106         416,491          417,608          178,824              93,184
                                         ===============  ==============  ===============  ===============  ==================
Unit value, end of period $               17.42 to 22.91  15.44 to 20.26   14.28 to 18.71   12.53 to 16.33       9.73 to 12.66
Assets, end of period $                       11,424,780       8,315,803        7,721,710        2,875,199           1,173,670
Investment income ratio*                            5.75%           2.70%            1.39%            1.02%               2.04%
Expense ratio, lowest to highest**         0.35% to 0.65%  0.35% to 0.65%   0.35% to 0.65%   0.45% to 0.65%      0.45% to 0.65%
Total return, lowest to highest***       12.76% to 13.11%  7.96% to 8.28% 13.85% to 14.19% 28.70% to 28.97% (16.39)% to (16.22)%

--------
iv  Fund renamed on May 1, 2006. Previously known as Lifestyle Growth 820 Trust.

                                            Sub-Account
                                         ------------------
                                         Lifestyle Moderate
                                           Trust Series 0
                                         ------------------
                                             Year Ended
                                          Dec. 31/06 ++ v
                                         ------------------
Units, beginning of year                           --
Units issued                                    1,056
Units redeemed                                    (24)
                                               ------
Units, end of year                              1,032
                                               ======
Unit value, end of period $                     11.71
Assets, end of period $                        12,083
Investment income ratio*                         0.42%
Expense ratio, lowest to highest**               0.00%
Total return, lowest to highest***              10.49%
--------
++v Fund renamed on May 1, 2006. Previously known as Lifestyle Moderate 460
    Trust. Fund available in prior year but no activity.

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

8. Financial Highlights

                                                                             Sub-Account
                                         ----------------------------------------------------------------------------------
                                                                  Lifestyle Moderate Trust Series 1
                                         ----------------------------------------------------------------------------------
                                           Year Ended      Year Ended       Year Ended       Year Ended        Year Ended
                                          Dec. 31/06 v     Dec. 31/05       Dec. 31/04       Dec. 31/03        Dec. 31/02
                                         --------------  --------------  ---------------  ---------------  ----------------
Units, beginning of year                        143,857         170,770          105,262           58,209            53,694
Units issued                                    158,656          66,570          170,447          136,503            41,924
Units redeemed                                 (164,848)        (93,483)        (104,939)         (89,450)          (37,409)
                                         --------------  --------------  ---------------  ---------------  ----------------
Units, end of year                              137,665         143,857          170,770          105,262            58,209
                                         ==============  ==============  ===============  ===============  ================
Unit value, end of period $              18.23 to 23.42  16.60 to 21.22   16.03 to 20.45   14.51 to 18.45    12.39 to 15.71
Assets, end of period $                       3,158,679       3,008,972        3,447,752        1,819,243           904,445
Investment income ratio*                           3.83%           4.03%            2.62%            2.75%             2.98%
Expense ratio, lowest to highest**        0.30% to 0.65%  0.35% to 0.65%   0.35% to 0.65%   0.40% to 0.65%    0.45% to 0.65%
Total return, lowest to highest***       9.70% to 10.09%  3.48% to 3.79% 10.32% to 10.65% 17.06% to 17.35% (4.66)% to (4.47)%

--------
v   Fund renamed on May 1, 2006. Previously known as Lifestyle Moderate 460
    Trust.

                                          Sub-Account
                                         --------------
                                            Managed
                                         Trust Series 0
                                         --------------
                                           Year Ended
                                         Dec. 31/06 ++
                                         --------------
Units, beginning of year                         --
Units issued                                 14,325
Units redeemed                              (13,252)
                                            -------
Units, end of year                            1,073
                                            =======
Unit value, end of period $                   56.17
Assets, end of period $                      60,233
Investment income ratio*                      10.94%
Expense ratio, lowest to highest**             0.00%
Total return, lowest to highest***             7.48%
--------
++  Fund available in prior year but no activity.

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

8. Financial Highlights

                                           Sub-Account
                                         ---------------
                                          Mid Cap Core
                                         Trust Series 0
                                         ---------------
                                           Year Ended
                                         Dec. 31/06 ++ x
                                         ---------------
Units, beginning of year                         --
Units issued                                     23
Units redeemed                                  (23)
                                              -----
Units, end of year                               --
                                              =====
Unit value, end of period $                   11.84
Assets, end of period $                          --
Investment income ratio*                       4.98%
Expense ratio, lowest to highest**             0.00%
Total return, lowest to highest***             9.05%
--------
++x Terminated as an investment option and funds transferred to Mid Cap Index
    Trust on Dec. 4, 2006. Fund available in prior year but no activity.

                                                                    Sub-Account
                                         ----------------------------------------------------------------
                                                            Mid Cap Core Trust Series 1
                                         ----------------------------------------------------------------
                                           Year Ended      Year Ended       Year Ended       Year Ended
                                          Dec. 31/06 x     Dec. 31/05       Dec. 31/04     Dec. 31/03 (a)
                                         --------------  --------------  ---------------  ---------------
Units, beginning of year                         45,218          33,843            3,038               --
Units issued                                    121,723          90,564           61,571            5,520
Units redeemed                                 (166,941)        (79,189)         (30,766)          (2,482)
                                         --------------  --------------  ---------------  ---------------
Units, end of year                                   --          45,218           33,843            3,038
                                         ==============  ==============  ===============  ===============
Unit value, end of period $              19.80 to 20.01  18.28 to 18.42   17.33 to 17.40   15.26 to 15.27
Assets, end of period $                              --         829,349          587,434           46,343
Investment income ratio*                           1.54%           0.00%            0.00%            0.00%
Expense ratio, lowest to highest**        0.35% to 0.65%  0.35% to 0.65%   0.40% to 0.65%   0.45% to 0.65%
Total return, lowest to highest***        8.32% to 8.62%  5.50% to 5.81% 13.57% to 13.85% 22.04% to 22.19%

--------
x Terminated as an investment option and funds transferred to Mid Cap Index Trust on December 4, 2006.
(a) Reflects the period from commencement of operations on May 5, 2003 through December 31, 2003.

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

8. Financial Highlights

                                          Sub-Account
                                         --------------
                                         Mid Cap Index
                                         Trust Series 0
                                         --------------
                                           Year Ended
                                         Dec. 31/06 ++
                                         --------------
Units, beginning of year                         --
Units issued                                 25,693
Units redeemed                                 (656)
                                            -------
Units, end of year                           25,037
                                            =======
Unit value, end of period $                   13.97
Assets, end of period $                     349,681
Investment income ratio*                       0.00%
Expense ratio, lowest to highest**             0.00%
Total return, lowest to highest***             9.74%
--------
++  Fund available in prior year but no activity.

                                                                               Sub-Account
                                         -------------------------------------------------------------------------------------
                                                                      Mid Cap Index Trust Series 1
                                         -------------------------------------------------------------------------------------
                                           Year Ended       Year Ended       Year Ended       Year Ended         Year Ended
                                           Dec. 31/06       Dec. 31/05       Dec. 31/04       Dec. 31/03         Dec. 31/02
                                         --------------  ---------------  ---------------  ---------------  ------------------
Units, beginning of year                        329,426          411,020          253,416          151,140              80,845
Units issued                                    210,019          329,260          459,051          275,299             140,757
Units redeemed                                 (224,165)        (410,854)        (301,447)        (173,023)            (70,462)
                                         --------------  ---------------  ---------------  ---------------  ------------------
Units, end of year                              315,280          329,426          411,020          253,416             151,140
                                         ==============  ===============  ===============  ===============  ==================
Unit value, end of period $              20.42 to 20.92   18.74 to 19.08   16.88 to 17.09   14.67 to 14.78      10.97 to 11.02
Assets, end of period $                       6,517,466        6,231,380        6,984,470        3,729,877           1,659,979
Investment income ratio*                           0.63%            0.76%            0.34%            0.00%               0.67%
Expense ratio, lowest to highest**        0.30% to 0.70%   0.35% to 0.70%   0.35% to 0.65%   0.40% to 0.65%      0.45% to 0.65%
Total return, lowest to highest***        8.95% to 9.39% 11.24% to 11.63% 15.08% to 15.43% 33.70% to 34.03% (15.71)% to (15.54)%

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

8. Financial Highlights

                                                                  Sub-Account
                                                                 --------------
                                                                 Mid Cap Stock
                                                                 Trust Series 0
                                                                 --------------
                                                                   Year Ended
                                                                 Dec. 31/06 ++
                                                                 --------------
 Units, beginning of year                                                --
 Units issued                                                         3,810
 Units redeemed                                                        (313)
                                                                    -------
 Units, end of year                                                   3,497
                                                                    =======
 Unit value, end of period $                                          39.87
 Assets, end of period $                                            139,406
 Investment income ratio*                                              0.00%
 Expense ratio, lowest to highest**                                    0.00%
 Total return, lowest to highest***                                   13.66%
--------
++  Fund available in prior year but no activity.

                                                                               Sub-Account
                                         --------------------------------------------------------------------------------------
                                                                       Mid Cap Stock Trust Series 1
                                         --------------------------------------------------------------------------------------
                                            Year Ended       Year Ended       Year Ended       Year Ended         Year Ended
                                            Dec. 31/06       Dec. 31/05       Dec. 31/04       Dec. 31/03         Dec. 31/02
                                         ---------------  ---------------  ---------------  ---------------  ------------------
Units, beginning of year                         842,918        1,191,214          439,064          157,865              72,047
Units issued                                     429,518          832,322        1,709,693          463,180             226,721
Units redeemed                                  (525,614)      (1,180,618)        (957,543)        (181,981)           (140,903)
                                         ---------------  ---------------  ---------------  ---------------  ------------------
Units, end of year                               746,822          842,918        1,191,214          439,064             157,865
                                         ===============  ===============  ===============  ===============  ==================
Unit value, end of period $               17.44 to 18.58   15.46 to 16.45   13.62 to 14.44   11.52 to 12.20        8.14 to 8.62
Assets, end of period $                       13,282,114       13,361,473       16,362,126        5,169,749           1,286,585
Investment income ratio*                            0.00%            0.00%            0.00%            0.00%               0.00%
Expense ratio, lowest to highest**         0.30% to 0.70%   0.30% to 0.70%   0.30% to 0.65%   0.40% to 0.65%      0.40% to 0.65%
Total return, lowest to highest***       12.75% to 13.21% 13.77% to 14.23% 18.26% to 18.68% 41.41% to 41.76% (23.07)% to (22.87)%

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

8. Financial Highlights

                                                                  Sub-Account
                                                                 --------------
                                                                 Mid Cap Value
                                                                 Trust Series 0
                                                                 --------------
                                                                   Year Ended
                                                                 Dec. 31/06 ++
                                                                 --------------
 Units, beginning of year                                                --
 Units issued                                                         8,649
 Units redeemed                                                        (726)
                                                                    -------
 Units, end of year                                                   7,923
                                                                    =======
 Unit value, end of period $                                          12.67
 Assets, end of period $                                            100,380
 Investment income ratio*                                              0.00%
 Expense ratio, lowest to highest**                                    0.00%
 Total return, lowest to highest***                                   12.30%
--------
++  Fund available in prior year but no activity.

                                                                               Sub-Account
                                         -------------------------------------------------------------------------------------
                                                                      Mid Cap Value Trust Series 1
                                         -------------------------------------------------------------------------------------
                                            Year Ended      Year Ended       Year Ended       Year Ended         Year Ended
                                            Dec. 31/06      Dec. 31/05       Dec. 31/04       Dec. 31/03         Dec. 31/02
                                         ---------------  --------------  ---------------  ---------------  ------------------
Units, beginning of year                       1,656,848         753,501          445,032          376,737              10,285
Units issued                                     665,474       1,329,000          675,227          383,482             701,062
Units redeemed                                  (869,531)       (425,653)        (366,758)        (315,187)           (334,610)
                                         ---------------  --------------  ---------------  ---------------  ------------------
Units, end of year                             1,452,791       1,656,848          753,501          445,032             376,737
                                         ===============  ==============  ===============  ===============  ==================
Unit value, end of period $               21.46 to 21.94  19.24 to 19.55   17.93 to 18.12   14.50 to 14.59      11.64 to 11.68
Assets, end of period $                       31,558,117      32,162,303       13,585,575        6,473,940           4,392,977
Investment income ratio*                            0.69%           0.38%            0.49%            0.36%               0.00%
Expense ratio, lowest to highest**         0.25% to 0.65%  0.30% to 0.65%   0.35% to 0.65%   0.40% to 0.65%      0.45% to 0.65%
Total return, lowest to highest***       11.55% to 12.00%  7.31% to 7.68% 23.65% to 24.03% 24.54% to 24.86% (10.68)% to (10.51)%

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

8. Financial Highlights

                                          Sub-Account
                                         --------------
                                           Mid Value
                                         Trust Series 0
                                         --------------
                                           Year Ended
                                         Dec. 31/06 ++
                                         --------------
Units, beginning of year                         --
Units issued                                 46,901
Units redeemed                               (2,932)
                                            -------
Units, end of year                           43,969
                                            =======
Unit value, end of period $                   21.60
Assets, end of period $                     949,770
Investment income ratio*                       0.00%
Expense ratio, lowest to highest**             0.00%
Total return, lowest to highest***            20.34%
--------
++  Fund available in prior year but no activity.

                                           Sub-Account
                                         ----------------
                                           Money Market
                                         Trust B Series 0
                                         ----------------
                                            Year Ended
                                          Dec. 31/06 ++
                                         ----------------
Units, beginning of year                           --
Units issued                                  705,113
Units redeemed                               (275,144)
                                            ---------
Units, end of year                            429,969
                                            =========
Unit value, end of period $                     16.12
Assets, end of period $                     6,933,060
Investment income ratio*                         4.82%
Expense ratio, lowest to highest**               0.00%
Total return, lowest to highest***               4.70%
--------
++  Fund available in prior year but no activity.

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

8. Financial Highlights

                                                                     Sub-Account
                                   -------------------------------------------------------------------------------
                                                             Money Market Trust Series 1
                                   -------------------------------------------------------------------------------
                                     Year Ended      Year Ended      Year Ended       Year Ended      Year Ended
                                     Dec. 31/06      Dec. 31/05      Dec. 31/04       Dec. 31/03      Dec. 31/02
                                   --------------  --------------  --------------  ---------------  --------------
Units, beginning of year                2,786,033       2,174,205       2,120,159        2,245,118       2,216,771
Units issued                            4,547,755       2,639,719       2,342,246        2,995,349       3,641,306
Units redeemed                         (2,950,639)     (2,027,891)     (2,288,200)      (3,120,308)     (3,612,959)
                                   --------------  --------------  --------------  ---------------  --------------
Units, end of year                      4,383,149       2,786,033       2,174,205        2,120,159       2,245,118
                                   ==============  ==============  ==============  ===============  ==============
Unit value, end of period $        14.58 to 20.58  14.04 to 19.65  13.75 to 19.21   13.71 to 19.09  13.71 to 19.06
Assets, end of period $                86,696,310      52,697,960      40,361,843       38,888,983      41,461,920
Investment income ratio*                     4.40%           2.66%           0.81%            0.58%           1.18%
Expense ratio, lowest to highest**  0.25% to 0.70%  0.35% to 0.70%  0.35% to 0.65%   0.40% to 0.65%  0.40% to 0.65%
Total return, lowest to highest***  3.70% to 4.17%  1.95% to 2.31%  0.15% to 0.46% (0.07)% to 0.17%  0.53% to 0.77%

                                            Sub-Account
                                         -----------------
                                         Natural Resources
                                          Trust Series 0
                                         -----------------
                                            Year Ended
                                           Dec. 31/06 ++
                                         -----------------
Units, beginning of year                          --
Units issued                                     236
Units redeemed                                    (8)
                                               -----
Units, end of year                               228
                                               =====
Unit value, end of period $                    16.92
Assets, end of period $                        3,857
Investment income ratio*                        0.00%
Expense ratio, lowest to highest**              0.00%
Total return, lowest to highest***             22.32%
--------
++  Fund available in prior year but no activity.

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

8. Financial Highlights

                                                               Sub-Account
                                   ------------------------------------------------------------------
                                                    Natural Resources Trust Series 1
                                   ------------------------------------------------------------------
                                      Year Ended       Year Ended       Year Ended       Year Ended
                                      Dec. 31/06       Dec. 31/05       Dec. 31/04     Dec. 31/03 (a)
                                   ---------------  ---------------  ---------------  ---------------
Units, beginning of year                   161,459           88,358           62,308               --
Units issued                               253,308          197,987          108,859           66,429
Units redeemed                            (238,279)        (124,886)         (82,809)          (4,121)
                                   ---------------  ---------------  ---------------  ---------------
Units, end of year                         176,488          161,459           88,358           62,308
                                   ===============  ===============  ===============  ===============
Unit value, end of period $         39.22 to 39.65   32.28 to 32.54   22.14 to 22.24   17.92 to 17.95
Assets, end of period $                  6,971,550        5,420,454        1,963,833        1,117,564
Investment income ratio*                      0.50%            0.00%            0.07%            0.00%
Expense ratio, lowest to highest**   0.35% to 0.65%   0.35% to 0.65%   0.35% to 0.65%   0.40% to 0.65%
Total return, lowest to highest*** 21.50% to 21.87% 45.82% to 46.26% 23.51% to 23.88% 43.39% to 43.63%

--------
(a) Reflects the period from commencement of operations on May 5, 2003 through December 31, 2003.

                                           Sub-Account
                                         ---------------
                                         Overseas Equity
                                         Trust Series 0
                                         ---------------
                                           Year Ended
                                          Dec. 31/06 ++
                                         ---------------
Units, beginning of year                           --
Units issued                                   66,602
Units redeemed                                 (1,120)
                                            ---------
Units, end of year                             65,482
                                            =========
Unit value, end of period $                     19.04
Assets, end of period $                     1,246,990
Investment income ratio*                         0.00%
Expense ratio, lowest to highest**               0.00%
Total return, lowest to highest***              19.76%
--------
++  Fund available in prior year but no activity.

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

8. Financial Highlights

                                          Sub-Account
                                         --------------
                                          Pacific Rim
                                         Trust Series 0
                                         --------------
                                           Year Ended
                                         Dec. 31/06 ++
                                         --------------
Units, beginning of year                        --
Units issued                                   146
Units redeemed                                  (5)
                                             -----
Units, end of year                             141
                                             =====
Unit value, end of period $                  14.10
Assets, end of period $                      1,981
Investment income ratio*                      0.00%
Expense ratio, lowest to highest**            0.00%
Total return, lowest to highest***           11.22%
--------
++ Fund available in prior year but no activity.

                                                                         Sub-Account
                                   --------------------------------------------------------------------------------------
                                                                  Pacific Rim Trust Series 1
                                   --------------------------------------------------------------------------------------
                                      Year Ended       Year Ended       Year Ended       Year Ended         Year Ended
                                      Dec. 31/06       Dec. 31/05       Dec. 31/04       Dec. 31/03         Dec. 31/02
                                   ---------------  ---------------  ---------------  ---------------  ------------------
Units, beginning of year                   562,685          592,545          487,239          500,442             569,972
Units issued                               604,396          242,075          502,648          494,143             429,620
Units redeemed                            (489,879)        (271,935)        (397,342)        (507,346)           (499,150)
                                   ---------------  ---------------  ---------------  ---------------  ------------------
Units, end of year                         677,202          562,685          592,545          487,239             500,442
                                   ===============  ===============  ===============  ===============  ==================
Unit value, end of period $         13.46 to 16.58   12.20 to 15.01     9.79 to 9.91    8.43 to 10.32        6.03 to 7.38
Assets, end of period $                  9,231,358        6,929,233        5,836,323        4,250,322           3,100,984
Investment income ratio*                      0.90%            0.86%            0.65%            0.19%               0.12%
Expense ratio, lowest to highest**   0.30% to 0.70%   0.35% to 0.70%   0.35% to 0.65%   0.40% to 0.65%      0.45% to 0.65%
Total return, lowest to highest*** 10.27% to 10.71% 24.89% to 25.32% 16.14% to 16.50% 39.81% to 40.16% (13.09)% to (12.92)%

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

8. Financial Highlights

                                             Sub-Account
                                         --------------------
                                         Quantitative All Cap
                                            Trust Series 0
                                         --------------------
                                              Year Ended
                                            Dec. 31/06 ++
                                         --------------------
Units, beginning of year                           --
Units issued                                      160
Units redeemed                                     (6)
                                                -----
Units, end of year                                154
                                                =====
Unit value, end of period $                     13.22
Assets, end of period $                         2,045
Investment income ratio*                         3.01%
Expense ratio, lowest to highest**               0.00%
Total return, lowest to highest***              15.24%
++ Fund available in prior year but no
  activity.

                                                      Sub-Account
                                   ------------------------------------------------
                                          Quantitative All Cap Trust Series 1
                                   ------------------------------------------------
                                      Year Ended      Year Ended      Year Ended
                                      Dec. 31/06      Dec. 31/05     Dec. 31/04 ##
                                   ---------------  --------------  ---------------
Units, beginning of year                     1,712             164               --
Units issued                                34,598           3,081            1,784
Units redeemed                             (36,260)         (1,533)          (1,620)
                                   ---------------  --------------  ---------------
Units, end of year                              50           1,712              164
                                   ===============  ==============  ===============
Unit value, end of period $         21.84 to 21.99  19.08 to 19.18   17.69 to 17.75
Assets, end of period $                      1,093          32,673            2,916
Investment income ratio*                      0.01%           3.08%            1.30%
Expense ratio, lowest to highest**   0.45% to 0.65%  0.45% to 0.65%   0.45% to 0.65%
Total return, lowest to highest*** 14.42% to 14.65%  7.88% to 8.10% 14.16% to 14.39%

--------
## Reflects the period from commencement of operations on May 3, 2004 through December 31, 2004.

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

8. Financial Highlights

                                             Sub-Account
                                         --------------------
                                         Quantitative Mid Cap
                                            Trust Series 0
                                         --------------------
                                              Year Ended
                                            Dec. 31/06 ++
                                         --------------------
Units, beginning of year                           --
Units issued                                       73
Units redeemed                                     (3)
                                                -----
Units, end of year                                 70
                                                =====
Unit value, end of period $                     12.17
Assets, end of period $                           860
Investment income ratio*                         0.00%
Expense ratio, lowest to highest**               0.00%
Total return, lowest to highest***               4.10%
--------
++  Fund available in prior year but no activity.

                                                                         Sub-Account
                                   -------------------------------------------------------------------------------------
                                                             Quantitative Mid Cap Trust Series 1
                                   -------------------------------------------------------------------------------------
                                     Year Ended       Year Ended       Year Ended       Year Ended        Year Ended
                                     Dec. 31/06       Dec. 31/05       Dec. 31/04       Dec. 31/03       Dec. 31/02 ++
                                   --------------  ---------------  ---------------  ---------------  ------------------
Units, beginning of year                   34,103           31,203           14,437            1,039                  --
Units issued                               30,835            9,698           41,021           27,939               6,248
Units redeemed                            (32,767)          (6,798)         (24,255)         (14,541)             (5,209)
                                   --------------  ---------------  ---------------  ---------------  ------------------
Units, end of year                         32,171           34,103           31,203           14,437               1,039
                                   ==============  ===============  ===============  ===============  ==================
Unit value, end of period $        14.73 to 15.02   14.24 to 14.44   12.62 to 12.71   10.74 to 10.80        7.80 to 7.83
Assets, end of period $                   474,909          487,068          394,385          155,204               8,139
Investment income ratio*                     0.00%            0.00%            0.00%            0.00%               0.00%
Expense ratio, lowest to highest**  0.30% to 0.65%   0.35% to 0.65%   0.45% to 0.65%   0.45% to 0.65%      0.45% to 0.65%
Total return, lowest to highest***  3.41% to 3.78% 12.89% to 13.23% 17.44% to 17.67% 37.65% to 37.92% (23.15)% to (22.99)%

--------
++  Fund available in prior year but no activity.

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

8. Financial Highlights

                                            Sub-Account
                                         ------------------
                                         Quantitative Value
                                           Trust Series 0
                                         ------------------
                                             Year Ended
                                           Dec. 31/06 ++
                                         ------------------
Units, beginning of year                          --
Units issued                                     129
Units redeemed                                    (5)
                                               -----
Units, end of year                               124
                                               =====
Unit value, end of period $                    13.61
Assets, end of period $                        1,687
Investment income ratio*                        0.00%
Expense ratio, lowest to highest**              0.00%
Total return, lowest to highest***             21.36%
--------
++  Fund available in prior year but no activity.

                                                          Sub-Account
                                                 ------------------------------
                                                       Quantitative Value
                                                         Trust Series 1
                                                 ------------------------------
                                                    Year Ended     Year Ended
                                                    Dec. 31/06    Dec. 31/05 ++
                                                 ---------------  -------------
Units, beginning of year                                      --         --
Units issued                                              14,129      1,072
Units redeemed                                           (13,091)    (1,072)
                                                 ---------------     ------
Units, end of year                                         1,038         --
                                                 ===============     ======
Unit value, end of period $                       19.08 to 19.18      15.85
Assets, end of period $                                   19,810         --
Investment income ratio*                                    0.22%      0.00%
Expense ratio, lowest to highest**                 0.45% to 0.65%      0.65%
Total return, lowest to highest***               20.38% to 20.63%      8.48%
--------
++  Fund available in prior year but no activity.

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

8. Financial Highlights

                                              Sub-Account
                                         ----------------------
                                         Real Estate Securities
                                             Trust Series 0
                                         ----------------------
                                               Year Ended
                                             Dec. 31/06 ++
                                         ----------------------
Units, beginning of year                              --
Units issued                                      71,898
Units redeemed                                   (10,645)
                                               ---------
Units, end of year                                61,253
                                               =========
Unit value, end of period $                        95.27
Assets, end of period $                        5,835,277
Investment income ratio*                            2.02%
Expense ratio, lowest to highest**                  0.00%
Total return, lowest to highest***                 38.17%

++ Fund available in prior year but no activity.

                                                                      Sub-Account
                                   ---------------------------------------------------------------------------------
                                                         Real Estate Securities Trust Series 1
                                   ---------------------------------------------------------------------------------
                                      Year Ended       Year Ended       Year Ended       Year Ended      Year Ended
                                      Dec. 31/06       Dec. 31/05       Dec. 31/04       Dec. 31/03      Dec. 31/02
                                   ---------------  ---------------  ---------------  ---------------  -------------
Units, beginning of year                   472,983          511,509          445,289          572,990        495,247
Units issued                                79,184          132,415          359,425          190,483        458,746
Units redeemed                            (186,059)        (170,941)        (293,205)        (318,184)      (381,003)
                                   ---------------  ---------------  ---------------  ---------------  -------------
Units, end of year                         366,108          472,983          511,509          445,289        572,990
                                   ===============  ===============  ===============  ===============  =============
Unit value, end of period $                                                                                 16.32 to
                                   45.30 to 117.35   32.99 to 85.23   29.65 to 76.43   22.58 to 57.88          41.77
Assets, end of period $                 41,904,090       39,627,992       38,437,806       24,344,448     22,348,452
Investment income ratio*                      1.78%            1.96%            2.36%            2.98%          3.12%
Expense ratio, lowest to highest**   0.30% to 0.70%   0.30% to 0.70%   0.30% to 0.65%   0.40% to 0.65% 0.40% to 0.65%
Total return, lowest to highest*** 37.14% to 37.69% 11.07% to 11.52% 31.18% to 31.64% 38.24% to 38.59% 1.92% to 2.17%

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

8. Financial Highlights

                                           Sub-Account
                                         ----------------
                                         Real Return Bond
                                          Trust Series 0
                                         ----------------
                                            Year Ended
                                          Dec. 31/06 ++
                                         ----------------
Units, beginning of year                          --
Units issued                                   9,712
Units redeemed                                  (193)
                                              ------
Units, end of year                             9,519
                                              ======
Unit value, end of period $                    10.01
Assets, end of period $                       95,237
Investment income ratio*                        0.00%
Expense ratio, lowest to highest**              0.00%
Total return, lowest to highest***              0.43%
--------
++ Fund available in prior year but no activity.

                                                                   Sub-Account
                                         ---------------------------------------------------------------
                                                         Real Return Bond Trust Series 1
                                         ---------------------------------------------------------------
                                            Year Ended      Year Ended      Year Ended      Year Ended
                                            Dec. 31/06      Dec. 31/05      Dec. 31/04    Dec. 31/03 (a)
                                         ---------------  --------------  --------------  --------------
Units, beginning of year                         116,509         111,729           5,873              --
Units issued                                     103,018          85,239         262,524         133,583
Units redeemed                                   (43,959)        (80,459)       (156,668)       (127,710)
                                         ---------------  --------------  --------------  --------------
Units, end of year                               175,568         116,509         111,729           5,873
                                         ===============  ==============  ==============  ==============
Unit value, end of period $               14.22 to 14.38  14.25 to 14.37  14.14 to 14.22  13.05 to 13.07
Assets, end of period $                        2,514,498       1,669,468       1,584,831          76,663
Investment income ratio*                            2.37%           0.00%           0.49%           0.00%
Expense ratio, lowest to highest**         0.35% to 0.65%  0.35% to 0.65%  0.35% to 0.65%  0.45% to 0.65%
Total return, lowest to highest***       (0.27)% to 0.05%  0.78% to 1.09%  8.35% to 8.69%  4.43% to 4.57%

--------
(a) Reflects the period from commencement of operations on May 5, 2003 through December 31, 2003.

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

8. Financial Highlights

                                             Sub-Account
                                         --------------------
                                         Science & Technology
                                            Trust series 0
                                         --------------------
                                              Year Ended
                                            Dec. 31/06 ++
                                         --------------------
Units, beginning of year                           --
Units issued                                       86
Units redeemed                                     (3)
                                                -----
Units, end of year                                 83
                                                =====
Unit value, end of period $                     11.90
Assets, end of period $                           986
Investment income ratio*                         0.00%
Expense ratio, lowest to highest**               0.00%
Total return, lowest to highest***               5.60%
--------
++ Fund available in prior year but no activity.

                                                                             Sub-Account
                                         ---------------------------------------------------------------------------------
                                                                 Science & Technology Trust Series 1
                                         ---------------------------------------------------------------------------------
                                           Year Ended      Year Ended     Year Ended      Year Ended         Year Ended
                                           Dec. 31/06      Dec. 31/05     Dec. 31/04      Dec. 31/03         Dec. 31/02
                                         --------------  -------------  -------------  ---------------  ------------------
Units, beginning of year                      1,728,120      2,513,425      2,816,080        2,889,535           2,589,114
Units issued                                    490,113        687,432      2,720,294        2,001,149           2,806,957
Units redeemed                                 (892,132)    (1,472,737)    (3,022,949)      (2,074,604)         (2,506,536)
                                         --------------  -------------  -------------  ---------------  ------------------
Units, end of year                            1,326,101      1,728,120      2,513,425        2,816,080           2,889,535
                                         ==============  =============  =============  ===============  ==================
Unit value, end of period $              05.41 to 14.46  5.16 to 13.74  5.08 to 13.50    5.06 to 13.38        3.39 to 8.94
Assets, end of period $                      16,624,064     20,287,236     30,223,103       26,154,570          18,853,376
Investment income ratio*                           0.00%          0.00%          0.00%            0.00%               0.00%
Expense ratio, lowest to highest**        0.30% to 0.70% 0.30% to 0.70% 0.30% to 0.65%   0.40% to 0.65%      0.40% to 0.65%
Total return, lowest to highest***        4.79% to 5.21% 1.37% to 1.78% 0.22% to 0.58% 49.43% to 49.79% (41.15)% to (41.00)%

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

8. Financial Highlights

                                           Sub-Account
                                         ---------------
                                         Short-Term Bond
                                         Trust Series 0
                                         ---------------
                                           Year Ended
                                          Dec. 31/06 ++
                                         ---------------
Units, beginning of year                          --
Units issued                                  42,917
Units redeemed                               (41,579)
                                             -------
Units, end of year                             1,338
                                             =======
Unit value, end of period $                    18.45
Assets, end of period $                       24,683
Investment income ratio*                       35.06%
Expense ratio, lowest to highest**              0.00%
Total return, lowest to highest***              4.55%
--------
++ Fund available in prior year but no activity.

                                           Sub-Account
                                         ----------------
                                         Small Cap Growth
                                          Trust Series 0
                                         ----------------
                                            Year Ended
                                          Dec. 31/06 ++
                                         ----------------
Units, beginning of year                           --
Units issued                                  112,610
Units redeemed                                 (5,498)
                                            ---------
Units, end of year                            107,112
                                            =========
Unit value, end of period $                     17.19
Assets, end of period $                     1,840,852
Investment income ratio*                         0.00%
Expense ratio, lowest to highest**               0.00%
Total return, lowest to highest***              13.47%
--------
++ Fund available in prior year but no activity.

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

8. Financial Highlights

                                           Sub-Account
                                         ---------------
                                         Small Cap Index
                                         Trust Series 0
                                         ---------------
                                           Year Ended
                                          Dec. 31/06 ++
                                         ---------------
Units, beginning of year                          --
Units issued                                  35,074
Units redeemed                               (23,549)
                                             -------
Units, end of year                            11,525
                                             =======
Unit value, end of period $                    15.48
Assets, end of period $                      178,426
Investment income ratio*                        2.39%
Expense ratio, lowest to highest**              0.00%
Total return, lowest to highest***             17.64%
--------
++  Fund available in prior year but no activity.

                                                                               Sub-Account
                                         -------------------------------------------------------------------------------------
                                                                     Small Cap Index Trust Series 1
                                         -------------------------------------------------------------------------------------
                                         Year Ended Dec.    Year Ended       Year Ended       Year Ended         Year Ended
                                              31/06         Dec. 31/05       Dec. 31/04       Dec. 31/03         Dec. 31/02
                                         ---------------  --------------  ---------------  ---------------  ------------------
Units, beginning of year                         728,419         453,968          162,048          226,973              58,468
Units issued                                     167,253         454,316          586,135          280,118             325,076
Units redeemed                                  (227,319)       (179,865)        (294,215)        (345,043)           (156,571)
                                         ---------------  --------------  ---------------  ---------------  ------------------
Units, end of year                               668,353         728,419          453,968          162,048             226,973
                                         ===============  ==============  ===============  ===============  ==================
Unit value, end of period $               18.61 to 19.06  15.94 to 16.25   15.48 to 15.66   13.28 to 13.38        9.17 to 9.21
Assets, end of period $                       12,623,575      11,739,024        7,067,046        2,159,093           2,085,303
Investment income ratio*                            0.49%           0.53%            0.34%            0.00%               1.05%
Expense ratio, lowest to highest**         0.30% to 0.70%  0.30% to 0.70%   0.35% to 0.65%   0.40% to 0.65%      0.40% to 0.65%
Total return, lowest to highest***       16.79% to 17.26%  3.16% to 3.58% 16.56% to 16.92% 44.85% to 45.20% (21.98)% to (21.79)%

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

8. Financial Highlights

                                                                    Sub-Account
                                         ----------------------------------------------------------------
                                                      Small Cap Opportunities Trust Series 1
                                         ----------------------------------------------------------------
                                           Year Ended      Year Ended       Year Ended       Year Ended
                                           Dec. 31/06      Dec. 31/05       Dec. 31/04     Dec. 31/03 (a)
                                         --------------  --------------  ---------------  ---------------
Units, beginning of year                        256,511          74,332           28,153               --
Units issued                                    171,059         314,871           98,813           32,131
Units redeemed                                 (145,049)       (132,692)         (52,634)          (3,978)
                                         --------------  --------------  ---------------  ---------------
Units, end of year                              282,521         256,511           74,332           28,153
                                         ==============  ==============  ===============  ===============
Unit value, end of period $              25.54 to 25.92  23.28 to 23.53   21.77 to 21.88   17.43 to 17.45
Assets, end of period $                       7,281,857       6,011,042        1,625,557          491,037
Investment income ratio*                           0.68%           0.00%            0.03%            0.00%
Expense ratio, lowest to highest**        0.30% to 0.70%  0.30% to 0.70%   0.35% to 0.65%   0.40% to 0.65%
Total return, lowest to highest***       9.68% to 10.12%  7.02% to 7.45% 24.96% to 25.34% 39.40% to 39.64%

--------

(a) Reflects the period from commencement of operations on May 5, 2003 through December 31, 2003.

                                          Sub-Account
                                         --------------
                                           Small Cap
                                         Trust Series 0
                                         --------------
                                           Year Ended
                                         Dec. 31/06 ++
                                         --------------
Units, beginning of year                         --
Units issued                                  5,610
Units redeemed                               (5,610)
                                             ------
Units, end of year                               --
                                             ======
Unit value, end of period $                   12.32
Assets, end of period $                          --
Investment income ratio*                       0.00%
Expense ratio, lowest to highest**             0.00%
Total return, lowest to highest***             7.62%
--------
++ Fund available in prior year but no activity.

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

8. Financial Highlights

                                                   Sub-Account
                                         -------------------------------
                                                    Small Cap
                                                  Trust Series 1
                                         -------------------------------
                                           Year Ended       Year Ended
                                           Dec. 31/06      Dec. 31/05 ^
                                         --------------  ---------------
Units, beginning of year                          1,196               --
Units issued                                      4,121            1,696
Units redeemed                                   (2,321)            (500)
                                         --------------  ---------------
Units, end of year                                2,996            1,196
                                         ==============  ===============
Unit value, end of period $              15.22 to 15.27   14.24 to 14.26
Assets, end of period $                          45,604           17,031
Investment income ratio*                           0.00%            0.00%
Expense ratio, lowest to highest**        0.45% to 0.65%   0.45% to 0.65%
Total return, lowest to highest***        6.86% to 7.08% 13.92% to 14.06%
--------
^ Reflects the period from commencement of operations on may 2, 2005 through December 31, 2005.

                                           Sub-Account
                                         ---------------
                                         Small Cap Value
                                         Trust Series 0
                                         ---------------
                                           Year Ended
                                          Dec. 31/06 ++
                                         ---------------
Units, beginning of year                           --
Units issued                                  143,375
Units redeemed                                (19,034)
                                            ---------
Units, end of year                            124,341
                                            =========
Unit value, end of period $                     35.44
Assets, end of period $                     4,406,358
Investment income ratio*                         0.13%
Expense ratio, lowest to highest**               0.00%
Total return, lowest to highest***              19.32%
--------
++ Fund available in prior year but no activity.

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

8. Financial Highlights

                                                          Sub-Account
                                                ------------------------------
                                                         Small Company
                                                        Trust Series 1
                                                ------------------------------
                                                  Year Ended      Year Ended
                                                  Dec. 31/06     Dec. 31/05 ++
                                                --------------  --------------
Units, beginning of year                                 2,740              --
Units issued                                            90,180          10,254
Units redeemed                                         (15,073)         (7,514)
                                                --------------  --------------
Units, end of year                                      77,847           2,740
                                                ==============  ==============
Unit value, end of period $                     16.80 to 16.93  16.01 to 16.06
Assets, end of period $                              1,317,577          43,967
Investment income ratio*                                  0.00%           0.00%
Expense ratio, lowest to highest**               0.35% to 0.65%  0.45% to 0.65%
Total return, lowest to highest***               4.92% to 5.23%  5.63% to 5.84%
--------
++ Fund available in prior year but no activity.

                                             Sub-Account
                                         -------------------
                                         Small Company Value
                                           Trust Series 0
                                         -------------------
                                             Year Ended
                                            Dec. 31/06 ++
                                         -------------------
Units, beginning of year                           --
Units issued                                    6,551
Units redeemed                                   (985)
                                               ------
Units, end of year                              5,566
                                               ======
Unit value, end of period $                     13.41
Assets, end of period $                        74,625
Investment income ratio*                         0.00%
Expense ratio, lowest to highest**               0.00%
Total return, lowest to highest***              15.50%
--------
++ Fund available in prior year but no activity.

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

8. Financial Highlights

                                                                              Sub-Account
                                         -----------------------------------------------------------------------------------
                                                                  Small Company Value Trust Series 1
                                         -----------------------------------------------------------------------------------
                                            Year Ended      Year Ended       Year Ended       Year Ended        Year Ended
                                            Dec. 31/06      Dec. 31/05       Dec. 31/04       Dec. 31/03        Dec. 31/02
                                         ---------------  --------------  ---------------  ---------------  ----------------
Units, beginning of year                       1,534,174       1,525,817        1,151,115        1,194,763           521,854
Units issued                                     813,580         766,171        1,166,644        1,030,795         1,822,893
Units redeemed                                (1,150,380)       (757,814)        (791,942)      (1,074,443)       (1,149,984)
                                         ---------------  --------------  ---------------  ---------------  ----------------
Units, end of year                             1,197,374       1,534,174        1,525,817        1,151,115         1,194,763
                                         ===============  ==============  ===============  ===============  ================
Unit value, end of period $               19.05 to 28.45  16.62 to 24.78   15.67 to 23.28   12.60 to 18.70     9.49 to 14.07
Assets, end of period $                       23,687,841      26,095,828       24,396,927       15,104,792        11,607,392
Investment income ratio*                            0.07%           0.27%            0.15%            0.44%             0.25%
Expense ratio, lowest to highest**         0.25% to 0.70%  0.35% to 0.70%   0.35% to 0.65%   0.40% to 0.65%    0.40% to 0.65%
Total return, lowest to highest***       14.62% to 15.13%  6.29% to 6.66% 24.38% to 24.76% 32.81% to 33.12% (6.53)% to (6.30)%

                                                                   Sub-Account
                                         ---------------------------------------------------------------
                                                           Special Value Trust Series 1
                                         ---------------------------------------------------------------
                                            Year Ended      Year Ended       Year Ended      Year Ended
                                            Dec. 31/06      Dec. 31/05       Dec. 31/04    Dec. 31/03 (a)
                                         ---------------  --------------  ---------------  --------------
Units, beginning of year                          15,605          11,949           10,527          --
Units issued                                      12,637           5,903            3,178      20,755
Units redeemed                                   (11,311)         (2,247)          (1,756)    (10,228)
                                         ---------------  --------------  ---------------     -------
Units, end of year                                16,931          15,605           11,949      10,527
                                         ===============  ==============  ===============     =======
Unit value, end of period $               21.73 to 21.97  19.74 to 19.84   18.81 to 18.87       15.77
Assets, end of period $                          370,598         309,231          225,420     166,036
Investment income ratio*                            0.03%           0.00%            0.00%       0.00%
Expense ratio, lowest to highest**         0.35% to 0.65%  0.45% to 0.65%   0.45% to 0.65%       0.45%
Total return, lowest to highest***       10.12% to 10.45%  4.92% to 5.13% 19.40% to 19.65%      26.18%

--------
(a)Reflects the period from commencement of operations on May 5, 2003 through December 31, 2003.

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

8. Financial Highlights

                                                                  Sub-Account
                                                                 --------------
                                                                 Strategic Bond
                                                                 Trust Series 0
                                                                 --------------
                                                                   Year Ended
                                                                 Dec. 31/06 ++
                                                                 --------------
Units, beginning of year                                                --
Units issued                                                            60
Units redeemed                                                         (60)
                                                                     -----
Units, end of year                                                      --
                                                                     =====
Unit value, end of period $                                          10.99
Assets, end of period $                                                 --
Investment income ratio*                                              0.00%
Expense ratio, lowest to highest**                                    0.00%
Total return, lowest to highest***                                    7.05%

--------
++ Fund available in prior year but no activity.

                                                                           Sub-Account
                                         -------------------------------------------------------------------------------
                                                                  Strategic Bond Trust Series 1
                                         -------------------------------------------------------------------------------
                                           Year Ended      Year Ended      Year Ended    Year Ended Dec.    Year Ended
                                           Dec. 31/06      Dec. 31/05      Dec. 31/04         31/03         Dec. 31/02
                                         --------------  --------------  --------------  ---------------  --------------
Units, beginning of year                        253,221         238,775         169,132          221,458         183,559
Units issued                                    138,457         176,347         290,490          397,326         428,880
Units redeemed                                 (142,469)       (161,901)       (220,847)        (449,652)       (390,981)
                                         --------------  --------------  --------------  ---------------  --------------
Units, end of year                              249,209         253,221         238,775          169,132         221,458
                                         ==============  ==============  ==============  ===============  ==============
Unit value, end of period $              19.92 to 22.32  18.71 to 20.86  18.32 to 20.38   17.27 to 19.15  15.36 to 16.98
Assets, end of period $                       5,459,524       5,217,823       4,821,612        3,179,959       3,701,587
Investment income ratio*                           6.48%           2.48%           3.88%            6.69%           5.15%
Expense ratio, lowest to highest**        0.30% to 0.70%  0.35% to 0.70%  0.35% to 0.65%   0.40% to 0.65%  0.45% to 0.65%
Total return, lowest to highest***        6.31% to 6.73%  1.98% to 2.34%  5.98% to 6.29% 12.38% to 12.66%  8.25% to 8.47%

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

8. Financial Highlights

                                                                     Sub-Account
                                                   ----------------------------------------------
                                                           Strategic Income Trust Series 1
                                                   ----------------------------------------------
                                                     Year Ended      Year Ended      Year Ended
                                                     Dec. 31/06      Dec. 31/05     Dec. 31/04 ##
                                                   --------------  --------------  --------------
Units, beginning of year                                   78,004           2,225              --
Units issued                                               37,952          90,668           2,246
Units redeemed                                            (80,028)        (14,889)            (21)
                                                   --------------  --------------  --------------
Units, end of year                                         35,928          78,004           2,225
                                                   ==============  ==============  ==============
Unit value, end of period $                        14.24 to 14.35  13.78 to 13.82  13.56 to 13.57
Assets, end of period $                                   512,297       1,075,257          30,167
Investment income ratio*                                     2.03%          12.20%           6.19%
Expense ratio, lowest to highest**                  0.35% to 0.65%  0.45% to 0.65%  0.45% to 0.65%
Total return, lowest to highest***                  3.31% to 3.62%  1.64% to 1.81%  8.46% to 8.60%

--------
## Reflects the period from commencement of operations on May 3, 2004 through December 31, 2004.

                                                              Sub-Account
                                                        -----------------------
                                                        Strategic Opportunities
                                                            Trust Series 0
                                                        -----------------------
                                                              Year Ended
                                                             Dec. 31/06 ++
                                                        -----------------------
 Units, beginning of year                                           --
 Units issued                                                        8
 Units redeemed                                                     --
                                                                 -----
 Units, end of year                                                  8
                                                                 =====
 Unit value, end of period $                                     13.40
 Assets, end of period $                                           106
 Investment income ratio*                                         0.00%
 Expense ratio, lowest to highest**                               0.00%
 Total return, lowest to highest***                              12.25%

--------
++ Fund available in prior year but no activity.

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

8. Financial Highlights

                                                                               Sub-Account
                                         -------------------------------------------------------------------------------------
                                                                 Strategic Opportunities Trust Series 1
                                         -------------------------------------------------------------------------------------
                                            Year Ended      Year Ended       Year Ended       Year Ended         Year Ended
                                            Dec. 31/06      Dec. 31/05       Dec. 31/04       Dec. 31/03         Dec. 31/02
                                         ---------------  --------------  ---------------  ---------------  ------------------
Units, beginning of year                         389,613         396,663          588,318          895,938             706,044
Units issued                                     164,694         146,665          299,516          493,480             804,779
Units redeemed                                  (212,443)       (153,715)        (491,171)        (801,100)           (614,885)
                                         ---------------  --------------  ---------------  ---------------  ------------------
Units, end of year                               341,864         389,613          396,663          588,318             895,938
                                         ===============  ==============  ===============  ===============  ==================
Unit value, end of period $               11.16 to 15.24  10.01 to 13.59    9.17 to 12.43    8.21 to 11.09        6.56 to 8.84
Assets, end of period $                        4,938,858       5,106,599        4,732,242        5,962,880           7,208,068
Investment income ratio*                            0.01%           0.40%            0.09%            0.00%               0.00%
Expense ratio, lowest to highest**         0.30% to 0.70%  0.35% to 0.70%   0.35% to 0.65%   0.40% to 0.65%      0.45% to 0.65%
Total return, lowest to highest***       11.38% to 11.83%  8.96% to 9.34% 11.58% to 11.93% 25.03% to 25.34% (39.16)% to (39.04)%

                                                                  Sub-Account
                                                                ---------------
                                                                Strategic Value
                                                                Trust Series 0
                                                                ---------------
                                                                  Year Ended
                                                                Dec. 31/06 ++ c
                                                                ---------------
 Units, beginning of year                                               --
 Units issued                                                          112
 Units redeemed                                                       (112)
                                                                     -----
 Units, end of year                                                     --
                                                                     =====
 Unit value, end of period $                                         11.74
 Assets, end of period $                                                --
 Investment income ratio*                                             7.15%
 Expense ratio, lowest to highest**                                   0.00%
 Total return, lowest to highest***                                  11.71%

--------
++c Terminated as an investment option and funds transferred to Large Cap Value
    Trust on Dec. 4, 2006. Fund available in prior year but no activity.

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

8. Financial Highlights

                                                                          Sub-Account
                                   ----------------------------------------------------------------------------------------
                                                                 Strategic Value Trust Series 1
                                   ----------------------------------------------------------------------------------------
                                      Year Ended        Year Ended        Year Ended       Year Ended         Year Ended
                                    Dec. 31/06 (c)      Dec. 31/05        Dec. 31/04       Dec. 31/03         Dec. 31/02
                                   ---------------  ----------------   ---------------  ---------------  ------------------
Units, beginning of year                     7,607            71,614           235,464           34,516               9,069
Units issued                               250,417           328,718            79,793          211,670              29,192
Units redeemed                            (258,024)         (392,725)         (243,643)         (10,722)             (3,745)
                                   ---------------  ----------------   ---------------  ---------------  ------------------
Units, end of year                              --             7,607            71,614          235,464              34,516
                                   ===============  ================   ===============  ===============  ==================
Unit value, end of period $         12.70 to 12.92    11.45 to 11.61    11.56 to 11.66     9.86 to 9.93        7.71 to 7.73
Assets, end of period $                         --            87,168           832,892        2,330,657             266,768
Investment income ratio*                      0.80%             0.11%             0.25%            0.01%               0.00%
Expense ratio, lowest to highest**   0.35% to 0.65%    0.35% to 0.65%    0.40% to 0.65%   0.40% to 0.65%      0.45% to 0.65%
Total return, lowest to highest*** 10.95% to 11.26% (0.94)% to (0.64)% 17.23% to 17.52% 27.94% to 28.27% (27.66)% to (27.52)%

--------
(c) Terminated as an investment option and funds transferred to Large Cap Value Trust on December 4, 2006.

                                                                Sub-Account
                                                               --------------
                                                                Total Return
                                                               Trust Series 0
                                                               --------------
                                                                 Year Ended
                                                               Dec. 31/06 ++
                                                               --------------
  Units, beginning of year                                             --
  Units issued                                                     36,837
  Units redeemed                                                   (2,554)
                                                                  -------
  Units, end of year                                               34,283
                                                                  =======
  Unit value, end of period $                                       11.39
  Assets, end of period $                                         390,568
  Investment income ratio*                                           0.00%
  Expense ratio, lowest to highest**                                 0.00%
  Total return, lowest to highest***                                 3.67%

--------
++ Fund available in prior year but no activity.

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

8. Financial Highlights

                                                                     Sub-Account
                                   ------------------------------------------------------------------------------
                                                             Total Return Trust Series 1
                                   ------------------------------------------------------------------------------
                                     Year Ended      Year Ended      Year Ended      Year Ended      Year Ended
                                     Dec. 31/06      Dec. 31/05      Dec. 31/04      Dec. 31/03      Dec. 31/02
                                   --------------  --------------  --------------  --------------  --------------
Units, beginning of year                2,385,781       2,833,935       2,319,152       2,315,832       1,419,177
Units issued                              879,060       1,121,316       2,668,560       1,537,006       3,545,219
Units redeemed                         (1,694,363)     (1,569,470)     (2,153,777)     (1,533,686)     (2,648,564)
                                   --------------  --------------  --------------  --------------  --------------
Units, end of year                      1,570,478       2,385,781       2,833,935       2,319,152       2,315,832
                                   ==============  ==============  ==============  ==============  ==============
Unit value, end of period $        18.06 to 18.56  17.56 to 17.92  17.28 to 17.53  16.57 to 16.70  15.89 to 15.97
Assets, end of period $                28,840,343      42,371,818      49,394,073      38,643,292      36,916,915
Investment income ratio*                     3.62%           2.49%           3.71%           2.77%           2.58%
Expense ratio, lowest to highest**  0.25% to 0.70%  0.30% to 0.70%  0.30% to 0.65%  0.40% to 0.65%  0.40% to 0.65%
Total return, lowest to highest***  2.89% to 3.34%  1.76% to 2.17%  4.28% to 4.65%  4.32% to 4.60%  8.80% to 9.08%

                                               Sub-Account
                                         ------------------------
                                         Total Stock Market Index
                                              Trust Series 0
                                         ------------------------
                                                Year Ended
                                              Dec. 31/06 ++
                                         ------------------------
Units, beginning of year                             --
Units issued                                         37
Units redeemed                                       --
                                                  -----
Units, end of year                                   37
                                                  =====
Unit value, end of period $                       46.25
Assets, end of period $                           1,715
Investment income ratio*                           0.00%
Expense ratio, lowest to highest**                 0.00%
Total return, lowest to highest***                15.33%
--------
++  Fund available in prior year but no activity.

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

8. Financial Highlights

                                                                         Sub-Account
                                   -------------------------------------------------------------------------------------
                                                           Total Stock Market Index Trust Series 1
                                   -------------------------------------------------------------------------------------
                                      Year Ended      Year Ended       Year Ended       Year Ended         Year Ended
                                      Dec. 31/06      Dec. 31/05       Dec. 31/04       Dec. 31/03         Dec. 31/02
                                   ---------------  --------------  ---------------  ---------------  ------------------
Units, beginning of year                   323,999         230,903          371,604          181,207             309,502
Units issued                               144,172         313,142          405,051          467,766             327,720
Units redeemed                            (255,422)       (220,046)        (545,752)        (277,369)           (456,015)
                                   ---------------  --------------  ---------------  ---------------  ------------------
Units, end of year                         212,749         323,999          230,903          371,604             181,207
                                   ===============  ==============  ===============  ===============  ==================
Unit value, end of period $         13.31 to 13.63  11.62 to 11.83   11.10 to 11.23    9.99 to 10.07        7.71 to 7.74
Assets, end of period $                  2,867,841       3,807,527        2,572,128        3,719,559           1,397,047
Investment income ratio*                      1.02%           0.99%            0.73%            0.00%               0.42%
Expense ratio, lowest to highest**   0.30% to 0.70%  0.35% to 0.70%   0.35% to 0.65%   0.40% to 0.65%      0.45% to 0.65%
Total return, lowest to highest*** 14.49% to 14.95%  4.96% to 5.32% 11.02% to 11.35% 29.69% to 30.02% (21.80)% to (21.65)%

                                                                        Sub-Account
                                   -----------------------------------------------------------------------------------
                                                                 U.S. Core Trust Series 1
                                   -----------------------------------------------------------------------------------
                                     Year Ended      Year Ended      Year Ended       Year Ended         Year Ended
                                   Dec. 31/06 (g)    Dec. 31/05      Dec. 31/04       Dec. 31/03         Dec. 31/02
                                   --------------  --------------  --------------  ---------------  ------------------
Units, beginning of year                  853,493         899,801       1,151,229        1,592,866           1,605,126
Units issued                              237,418         549,300         471,319          695,451           1,400,088
Units redeemed                           (263,158)       (595,608)       (722,747)      (1,137,088)         (1,412,348)
                                   --------------  --------------  --------------  ---------------  ------------------
Units, end of year                        827,753         853,493         899,801        1,151,229           1,592,866
                                   ==============  ==============  ==============  ===============  ==================
Unit value, end of period $        11.57 to 20.96  10.66 to 19.25  10.50 to 18.89    9.89 to 17.73       7.86 to 14.06
Assets, end of period $                16,484,485      15,776,383      16,191,548       18,310,286          19,158,844
Investment income ratio*                     1.19%           1.38%           0.85%            1.02%               0.63%
Expense ratio, lowest to highest**  0.30% to 0.70%  0.30% to 0.70%  0.35% to 0.65%   0.40% to 0.65%      0.40% to 0.65%
Total return, lowest to highest***  8.42% to 8.84%  1.32% to 1.72%  6.08% to 6.39% 25.77% to 26.09% (24.82)% to (24.63)%

--------
(g) Fund renamed on May 1, 2006. Previously known as Growth & Income Trust.

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

8. Financial Highlights

                                                            Sub-Account
                                                  ------------------------------
                                                    U.S. Global Leaders Growth
                                                          Trust Series 1
                                                  ------------------------------
                                                    Year Ended      Year Ended
                                                    Dec. 31/06     Dec. 31/05 ++
                                                  --------------  --------------
Units, beginning of year                                  83,180              --
Units issued                                              25,598         104,006
Units redeemed                                           (57,372)        (20,826)
                                                  --------------  --------------
Units, end of year                                        51,406          83,180
                                                  ==============  ==============
Unit value, end of period $                       13.35 to 13.46  13.20 to 13.27
Assets, end of period $                                  690,161       1,100,951
Investment income ratio*                                    0.00%           0.24%
Expense ratio, lowest to highest**                 0.35% to 0.65%  0.35% to 0.65%
Total return, lowest to highest***                 1.14% to 1.45%  0.22% to 0.52%

--------
++ Fund available in prior year but no activity.

                                                            Sub-Account
                                                     --------------------------
                                                     U.S. Government Securities
                                                           Trust Series 0
                                                     --------------------------
                                                             Year Ended
                                                           Dec. 31/06 ++
                                                     --------------------------
Units, beginning of year                                          --
Units issued                                                      31
Units redeemed                                                    (1)
                                                               -----
Units, end of year                                                30
                                                               =====
Unit value, end of period $                                    12.24
Assets, end of period $                                          370
Investment income ratio*                                        0.00%
Expense ratio, lowest to highest**                              0.00%
Total return, lowest to highest***                              4.39%
--------
++ Fund available in prior year but no activity.

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

8. Financial Highlights

                                                                     Sub-Account
                                   ------------------------------------------------------------------------------
                                                      U.S. Government Securities Trust Series 1
                                   ------------------------------------------------------------------------------
                                     Year Ended      Year Ended      Year Ended      Year Ended      Year Ended
                                     Dec. 31/06      Dec. 31/05      Dec. 31/04      Dec. 31/03      Dec. 31/02
                                   --------------  --------------  --------------  --------------  --------------
Units, beginning of year                  649,545         541,692         595,722       1,081,467         719,661
Units issued                              578,659         404,113         625,354         950,497       1,334,914
Units redeemed                           (537,424)       (296,260)       (679,384)     (1,436,242)       (973,108)
                                   --------------  --------------  --------------  --------------  --------------
Units, end of year                        690,780         649,545         541,692         595,722       1,081,467
                                   ==============  ==============  ==============  ==============  ==============
Unit value, end of period $        15.74 to 16.94  15.18 to 16.32  15.08 to 16.15  14.76 to 15.78  14.60 to 15.59
Assets, end of period $                11,102,160       9,984,112       8,245,778       8,887,862      16,062,944
Investment income ratio*                     5.48%           1.72%           1.95%           4.00%           3.29%
Expense ratio, lowest to highest**  0.25% to 0.70%  0.35% to 0.70%  0.35% to 0.65%  0.40% to 0.65%  0.40% to 0.65%
Total return, lowest to highest***  3.66% to 4.13%  0.87% to 1.24%  2.21% to 2.54%  1.07% to 1.32%  7.30% to 7.56%

                                                               Sub-Account
                                                           --------------------
                                                           U.S. High Yield Bond
                                                              Trust Series 0
                                                           --------------------
                                                                Year Ended
                                                              Dec. 31/06 ++
                                                           --------------------
Units, beginning of year                                             --
Units issued                                                        414
Units redeemed                                                      (14)
                                                                  -----
Units, end of year                                                  400
                                                                  =====
Unit value, end of period $                                       11.42
Assets, end of period $                                           4,564
Investment income ratio*                                           0.00%
Expense ratio, lowest to highest**                                 0.00%
Total return, lowest to highest***                                 9.60%
--------
++ Fund available in prior year but no activity.

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

8. Financial Highlights

                                             Sub-Account
                                         --------------------
                                         U.S. High Yield Bond
                                            Trust Series 1
                                         --------------------
                                              Year Ended
                                            Dec. 31/06 ++
                                         --------------------
Units, beginning of year                           --
Units issued                                      201
Units redeemed                                     (4)
                                                -----
Units, end of year                                197
                                                =====
Unit value, end of period $                     14.11
Assets, end of period $                         2,781
Investment income ratio*                         0.00%
Expense ratio, lowest to highest**               0.65%
Total return, lowest to highest***               8.89%
--------
++ Fund available in prior year but no activity.

                                          Sub-Account
                                         --------------
                                         U.S. Large Cap
                                         Trust Series 0
                                         --------------
                                           Year Ended
                                         Dec. 31/06 ++
                                         --------------
Units, beginning of year                         --
Units issued                                  8,184
Units redeemed                               (8,184)
                                             ------
Units, end of year                               --
                                             ======
Unit value, end of period $                   12.41
Assets, end of period $                          --
Investment income ratio*                       0.00%
Expense ratio, lowest to highest**             0.00%
Total return, lowest to highest***            10.68%
--------
++ Fund available in prior year but no activity.

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

8. Financial Highlights

                                                                        Sub-Account
                                   -----------------------------------------------------------------------------------
                                                               U.S. Large Cap Trust Series 1
                                   -----------------------------------------------------------------------------------
                                     Year Ended      Year Ended      Year Ended       Year Ended         Year Ended
                                     Dec. 31/06      Dec. 31/05      Dec. 31/04       Dec. 31/03         Dec. 31/02
                                   --------------  --------------  --------------  ---------------  ------------------
Units, beginning of year                1,555,399       1,640,031         284,605          268,376             277,574
Units issued                              270,247         430,513       1,930,714          230,093             443,269
Units redeemed                           (390,599)       (515,145)       (575,288)        (213,864)           (452,467)
                                   --------------  --------------  --------------  ---------------  ------------------
Units, end of year                      1,435,047       1,555,399       1,640,031          284,605             268,376
                                   ==============  ==============  ==============  ===============  ==================
Unit value, end of period $        16.02 to 16.46  14.58 to 14.84  13.91 to 14.07   12.79 to 12.89        9.38 to 9.44
Assets, end of period $                23,164,531      22,779,517      22,836,763        3,646,301           2,521,529
Investment income ratio*                     0.57%           0.43%           0.09%            0.39%               0.36%
Expense ratio, lowest to highest**  0.25% to 0.70%  0.35% to 0.70%  0.35% to 0.65%   0.40% to 0.65%      0.40% to 0.65%
Total return, lowest to highest*** 9.88% to 10.38%  5.08% to 5.45%  8.68% to 9.01% 36.17% to 36.52% (25.67)% to (25.49)%

                                                             Sub-Account
                                                       ------------------------
                                                       Utilities Trust Series 0
                                                       ------------------------
                                                              Year Ended
                                                            Dec. 31/06 ++
                                                       ------------------------
 Units, beginning of year                                          --
 Units issued                                                     155
 Units redeemed                                                    (6)
                                                                -----
 Units, end of year                                               149
                                                                =====
 Unit value, end of period $                                    15.17
 Assets, end of period $                                        2,261
 Investment income ratio*                                        0.00%
 Expense ratio, lowest to highest**                              0.00%
 Total return, lowest to highest***                             31.06%
--------
++ Fund available in prior year but no activity.

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

8. Financial Highlights

                                                                         Sub-Account
                                   --------------------------------------------------------------------------------------
                                                                   Utilities Trust Series 1
                                   --------------------------------------------------------------------------------------
                                      Year Ended       Year Ended       Year Ended       Year Ended         Year Ended
                                      Dec. 31/06       Dec. 31/05       Dec. 31/04       Dec. 31/03         Dec. 31/02
                                   ---------------  ---------------  ---------------  ---------------  ------------------
Units, beginning of year                   154,810           40,217           12,829            4,043               5,383
Units issued                                77,515          154,202           57,841           34,544              12,660
Units redeemed                            (101,058)         (39,609)         (30,453)         (25,758)            (14,000)
                                   ---------------  ---------------  ---------------  ---------------  ------------------
Units, end of year                         131,267          154,810           40,217           12,829               4,043
                                   ===============  ===============  ===============  ===============  ==================
Unit value, end of period $         18.35 to 18.66   14.10 to 14.30   12.15 to 12.26     9.45 to 9.50        7.07 to 7.09
Assets, end of period $                  2,433,871        2,200,446          489,462          121,451              28,615
Investment income ratio*                      2.31%            0.39%            0.54%            0.56%               0.01%
Expense ratio, lowest to highest**   0.35% to 0.65%   0.35% to 0.65%   0.40% to 0.65%   0.45% to 0.65%      0.45% to 0.65%
Total return, lowest to highest*** 30.15% to 30.55% 16.07% to 16.41% 28.57% to 28.91% 33.64% to 33.93% (24.04)% to (23.89)%

                                                                         Sub-Account
                                   --------------------------------------------------------------------------------------
                                                                     Value Trust Series 1
                                   --------------------------------------------------------------------------------------
                                      Year Ended       Year Ended       Year Ended       Year Ended         Year Ended
                                      Dec. 31/06       Dec. 31/05       Dec. 31/04       Dec. 31/03         Dec. 31/02
                                   ---------------  ---------------  ---------------  ---------------  ------------------
Units, beginning of year                   422,144        1,080,759          720,769          715,767             700,592
Units issued                               199,825          208,115        1,280,008          639,080             622,576
Units redeemed                            (324,742)        (866,730)        (920,018)        (634,078)           (607,401)
                                   ---------------  ---------------  ---------------  ---------------  ------------------
Units, end of year                         297,227          422,144        1,080,759          720,769             715,767
                                   ===============  ===============  ===============  ===============  ==================
Unit value, end of period $         25.21 to 28.68   20.94 to 23.77   18.71 to 21.18   16.33 to 18.39      11.84 to 13.31
Assets, end of period $                  8,411,802        9,906,015       22,720,877       12,699,749           9,377,558
Investment income ratio*                      0.42%            0.55%            0.53%            1.23%               0.85%
Expense ratio, lowest to highest**   0.30% to 0.70%   0.30% to 0.70%   0.30% to 0.65%   0.40% to 0.65%      0.40% to 0.65%
Total return, lowest to highest*** 20.20% to 20.68% 11.78% to 12.22% 14.43% to 14.83% 37.86% to 38.20% (23.31)% to (23.11)%

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

(*) These ratios, which are not annualized, represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying Trust portfolio, net of management fees assessed by the Trust portfolio adviser, divided by the average net assets of the sub-account. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reductions in unit values. The recognition of investment income by the sub-account is affected by the timing of the declarations of dividends by the underlying Trust portfolio in which the sub-accounts invest. It is the practice of the Trusts, for income tax reasons, to declare dividends in April for investment income received in the previous calendar year for all sub-accounts of the Trusts except for the Money Market Trust which declares and reinvests dividends on a daily basis. Any dividend distribution received from a sub-account of the Trusts is reinvested immediately, at the net asset value, in shares of that sub-account and retained as assets of the corresponding sub-account so that the unit value of the sub-account is not affected by the declaration and reinvestment of dividends.

(**) These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense risk charges, for the period indicated. The ratios include only those expenses that result in a direct reduction in unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Trust portfolio are excluded.

(***) These ratios, which are not annualized, represent the total return for the period indicated, including changes in the value of the underlying Trust portfolio, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

9. Details of Dividend Income

The Dividend Income reported in the Statements of Operations and Changes in Contract Owners' Equity is comprised of distributions received from the underlying Portfolios as follows:

                                                  Dividend Income Distribution Capital Gain Distribution         Total
                                                  ---------------------------- ------------------------- ---------------------
Sub-account                                         2006          2005           2006          2005         2006       2005
-----------                                       -------------- ------------- ------------ ------------ ---------- ----------
500 Index Trust B Series 0                        $282,780            --              --    $  263,850   $  282,780 $  263,850
500 Index Trust Series 1                           105,632        96,820              --            --      105,632     96,820
Active Bond Trust Series 0                           9,541            --              --            --        9,541         --
Active Bond Trust Series 1                         107,757            --              --        15,178      107,757     15,178
Aggressive Growth Trust Series 1                        --            --              --            --           --         --
All Asset Portfolio Series 1                        33,599        14,171           1,988         1,592       35,587     15,763
All Cap Core Trust Series 0                             --            --              --            --           --         --
All Cap Core Trust Series 1                         24,386        21,563              --            --       24,386     21,563
All Cap Growth Trust Series 0                           --            --              --            --           --         --
All Cap Growth Trust Series 1                           --            --              --            --           --         --
All Cap Value Trust Series 0                            --            --              --            --           --         --
All Cap Value Trust Series 1                        15,750         8,165         351,048        57,327      366,798     65,492
American Blue Chip Income and Growth Trust Series   17,474         1,138          53,784        40,621       71,258     41,759
American Bond Trust Series 1                            --            --              --            --           --         --
American Growth Trust Series 1                      88,398            --         187,781        18,593      276,179     18,593
American Growth-Income Trust Series 1               30,892         9,749           3,304         2,995       34,196     12,744
American International Trust Series 1              169,701        45,553         194,848       490,900      364,549    536,453
Blue Chip Growth Trust Series 0                         --            --              --            --           --         --
Blue Chip Growth Trust Series 1                     59,385       114,555              --            --       59,385    114,555
Bond Index Trust B Series 0                         24,257            --              --            --       24,257         --
Capital Appreciation Trust Series 0                     --            --              --            --           --         --
Capital Appreciation Trust Series 1                     --            --         284,871            --      284,871         --
Classic Value Trust Series 0                             6            --              11            --           17         --
Classic Value Trust Series 1                         9,753         2,332          18,700        19,578       28,453     21,910
Core Bond Trust Series 1                                 5            --              --            --            5         --
Core Equity Trust Series 0                              --            --              --            --           --         --
Core Equity Trust Series 1                              --            --          24,172            --       24,172         --
Diversified Bond Trust Series 1                         --       234,234              --        30,623           --    264,857
Dynamic Growth Trust Series 0                           --            --              --            --           --         --
Dynamic Growth Trust Series 1                           --            --              --            --           --         --
Emerging Growth Trust Series 0                          --            --              --            --           --         --
Emerging Growth Trust Series 1                          --            --         178,162            --      178,162         --
Emerging Small Company Trust Series 0                   --            --              --            --           --         --
Emerging Small Company Trust Series 1                   --            --       2,674,796            --    2,674,796         --
Equity Index Trust Series 1                             --       484,590              --            --           --    484,590
Equity-Income Trust Series 0                        75,195            --         299,134            --      374,329         --
Equity-Income Trust Series 1                       555,400       447,051       2,285,226     1,235,618    2,840,626  1,682,669
Financial Services Trust Series 0                       --            --              --            --           --         --
Financial Services Trust Series 1                    1,596         1,355               9            --        1,605      1,355
Fundamental Value Trust Series 0                        --            --              --            --           --         --
Fundamental Value Trust Series 1                    28,785        11,737         119,786            --      148,571     11,737

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

9. Details of Dividend Income

The Dividend Income reported in the Statements of Operations and Changes in Contract Owners' Equity is comprised of distributions received from the underlying Portfolios as follows:

                                            Dividend Income Distribution Capital Gain Distribution        Total
                                            ---------------------------- ------------------------- -------------------
Sub-account                                   2006           2005          2006         2005         2006      2005
-----------                                   ---------      ---------     ---------     -------   --------- ---------
Global Allocation Trust Series 0                   --             --            --          --            --        --
Global Allocation Trust Series 1               13,734          1,948            --          --        13,734     1,948
Global Bond Trust Series 0                         --             --        26,941          --        26,941        --
Global Bond Trust Series 1                         --        202,892        59,657      36,798        59,657   239,690
Global Trust Series 0                              --             --            --          --            --        --
Global Trust Series 1                          60,375         51,371            --          --        60,375    51,371
Growth & Income Trust Series 0                     --             --            --          --            --        --
Health Sciences Trust Series 0                     --             --            --          --            --        --
Health Sciences Trust Series 1                     --             --       408,934     274,633       408,934   274,633
High Yield Trust Series 0                          --             --            --          --            --        --
High Yield Trust Series 1                   1,116,926        747,411            --          --     1,116,926   747,411
Income & Value Trust Series 0                      --             --            --          --            --        --
Income & Value Trust Series 1                 504,298        400,124            --          --       504,298   400,124
International Core Trust Series 0                  --             --            --          --            --        --
International Core Trust Series 1              97,181         90,908       739,210          --       836,391    90,908
International Equity Index Trust A Series 1    57,198         32,639        57,938     291,194       115,136   323,833
International Equity Index Trust B Series 0    46,778             --        45,748          --        92,526        --
International Opportunities Trust Series 0         --             --            --          --            --        --
International Opportunities Trust Series 1      1,648             --        14,723          --        16,371        --
International Small Cap Trust Series 0             --             --            --          --            --        --
International Small Cap Trust Series 1         58,302         41,190            --          --        58,302    41,190
International Value Trust Series 0                 --             --            --          --            --        --
International Value Trust Series 1            403,952         95,422       969,025     124,915     1,372,977   220,337
Investment Quality Bond Trust Series 1      1,288,354      1,301,456            --          --     1,288,354 1,301,456
Large Cap Growth Trust Series 1                24,131         43,632            --          --        24,131    43,632
Large Cap Trust Series 0                           --             --            --          --            --        --
Large Cap Trust Series 1                           70             --           764          --           834        --
Large Cap Value Trust Series 0                     --             --            --          --            --        --
Large Cap Value Trust Series 1                 21,052             --       377,897          --       398,949        --
Lifestyle Aggressive Trust Series 0                --             --            --          --            --        --
Lifestyle Aggressive Trust Series 1           492,939         94,063     1,305,415      72,560     1,798,354   166,623
Lifestyle Balanced Trust Series 0                 316             --            --          --           316        --
Lifestyle Balanced Trust Series 1           1,139,775        734,888     1,361,959     298,078     2,501,734 1,032,966
Lifestyle Conservative Trust Series 0               1             --            --          --             1        --
Lifestyle Conservative Trust Series 1         305,056        298,340       200,160     192,044       505,216   490,384
Lifestyle Growth Trust Series 0                   390             --            --          --           390        --
Lifestyle Growth Trust Series 1               592,683        203,912       676,316      44,929     1,268,999   248,841
Lifestyle Moderate Trust Series 0                   7             --            --          --             7        --
Lifestyle Moderate Trust Series 1             102,082        115,721       100,196      80,740       202,278   196,461
Managed Trust Series 0                         10,132             --        45,355          --        55,487        --
Mid Cap Core Trust Series 0                         4             --            51          --            55        --

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

9. Details of Dividend Income

The Dividend Income reported in the Statements of Operations and Changes in Contract Owners' Equity is comprised of distributions received from the underlying Portfolios as follows:

                                       Dividend Income Distribution Capital Gain Distribution        Total
                                       ---------------------------- ------------------------- -------------------
Sub-account                              2006           2005          2006         2005         2006      2005
-----------                            ---------      ---------     ---------    ---------    --------- ---------
Mid Cap Core Trust Series 1               17,934             --       243,480       83,108      261,414    83,108
Mid Cap Index Trust Series 0                  --             --            --           --           --        --
Mid Cap Index Trust Series 1              40,359         52,895       281,969      345,417      322,328   398,312
Mid Cap Stock Trust Series 0                  --             --            --           --           --        --
Mid Cap Stock Trust Series 1                  --             --       601,318      203,232      601,318   203,232
Mid Cap Value Trust Series 0                  --             --            --           --           --        --
Mid Cap Value Trust Series 1             219,309        100,156     5,214,486      765,100    5,433,795   865,256
Mid Value Trust Series 0                      --             --            --           --           --        --
Money Market Trust B Series 0            173,969             --            --           --      173,969        --
Money Market Trust Series 1            2,957,926      1,334,553            --           --    2,957,926 1,334,553
Natural Resources Trust Series 0              --             --            --           --           --        --
Natural Resources Trust Series 1          41,753             --     1,400,762       70,449    1,442,515    70,449
Overseas Equity Trust Series 0                --             --            --           --           --        --
Overseas Trust Series 1                       --         26,472            --           --           --    26,472
Pacific Rim Trust Series 0                    --             --            --           --           --        --
Pacific Rim Trust Series 1                78,114         51,181            --           --       78,114    51,181
Quantitative All Cap Trust Series 0           20             --            62           --           82        --
Quantitative All Cap Trust Series 1           11            263           917        1,876          928     2,139
Quantitative Mid Cap Trust Series 0           --             --            --           --           --        --
Quantitative Mid Cap Trust Series 1           --             --       130,839           --      130,839        --
Quantitative Value Trust Series 0             --             --            --           --           --        --
Quantitative Value Trust Series 1            304             --         2,639           --        2,943        --
Real Estate Securities Trust Series 0     71,568             --       665,441           --      737,009        --
Real Estate Securities Trust Series 1    763,686        721,672     7,286,948    4,975,109    8,050,634 5,696,781
Real Return Bond Trust Series 0               --             --            --           --           --        --
Real Return Bond Trust Series 1           51,772             --        39,030       58,163       90,802    58,163
Science & Technology Trust Series 0           --             --            --           --           --        --
Science & Technology Trust Series 1           --             --            --           --           --        --
Short-Term Bond Trust Series 0            23,330             --            --           --       23,330        --
Small Cap Growth Trust Series 0               --             --            --           --           --        --
Small Cap Index Trust Series 0             1,746             --         8,837           --       10,583        --
Small Cap Index Trust Series 1            62,183         58,118       336,008      392,854      398,191   450,972
Small Cap Opportunities Trust Series 1    45,311             --       169,485       19,697      214,796    19,697
Small Cap Trust Series 0                      --             --            --           --           --        --
Small Cap Trust Series 1                      --             --         4,089           --        4,089        --
Small Cap Value Trust Series 0             4,073             --       655,513           --      659,586        --
Small Company Blend Trust Series 1            --             --            --           --           --        --
Small Company Trust Series 1                  --             --         8,125            4        8,125         4
Small Company Value Trust Series 0            --             --            --           --           --        --
Small Company Value Trust Series 1        18,948         61,743     4,369,098      367,167    4,388,046   428,910
Special Value Trust Series 1                  98             --        34,950        1,101       35,048     1,101

        John Hancock Life Insurance Company (U.S.A.) Separate Account N

9. Details of Dividend Income

The Dividend Income reported in the Statements of Operations and Changes in Contract Owners' Equity is comprised of distributions received from the underlying Portfolios as follows:

                                          Dividend Income Distribution Capital Gain Distribution        Total
                                          ---------------------------- ------------------------- -------------------
Sub-account                                 2006           2005          2006         2005         2006      2005
-----------                                 ---------      ---------    ---------    ---------   --------- ---------
Strategic Bond Trust Series 0                    --             --            --           --           --        --
Strategic Bond Trust Series 1               349,479        104,231            --           --      349,479   104,231
Strategic Growth Trust Series 1                  --             --            --       22,052           --    22,052
Strategic Income Trust Series 1              17,910         39,815           246        2,447       18,156    42,262
Strategic Opportunities Trust Series 0           --             --            --           --           --        --
Strategic Opportunities Trust Series 1          577         18,691            --           --          577    18,691
Strategic Value Trust Series 0                   27             --           250           --          277        --
Strategic Value Trust Series 1                2,689          1,447        23,834       17,636       26,523    19,083
Total Return Trust Series 0                      --             --            --           --           --        --
Total Return Trust Series 1               1,285,963      1,107,824            --    1,141,244    1,285,963 2,249,068
Total Stock Market Index Trust Series 0          --             --            --           --           --        --
Total Stock Market Index Trust Series 1      37,263         30,875        19,933           --       57,196    30,875
U.S. Core Trust Series 1                    189,381        237,513     1,820,307      368,241    2,009,688   605,754
U.S. Global Leaders Growth Trust Series 1        --          1,868        10,457       19,772       10,457    21,640
U.S. Government Securities Trust Series 0        --             --            --           --           --        --
U.S. Government Securities Trust Series 1   567,693        158,188            --      167,282      567,693   325,470
U.S. High Yield Bond Trust Series 0              --             --            --           --           --        --
U.S. High Yield Bond Trust Series 1              --             --            --           --           --        --
U.S. Large Cap Trust Series 0                    --             --            --           --           --        --
U.S. Large Cap Trust Series 1               123,657         93,489            --           --      123,657    93,489
Utilities Trust Series 0                         --             --            --           --           --        --
Utilities Trust Series 1                     50,080          5,951       261,950       75,917      312,030    81,868
Value Trust Series 1                         41,708         56,502     1,545,767           --    1,587,475    56,502

PART C
OTHER INFORMATION


Item 27. Exhibits

The following exhibits are filed as part of this Registration Statement:

     (a) Resolutions of Board of Directors of the John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) establishing Separate Account N. Incorporated by reference to exhibit A (1) to the pre-effective amendment no. 1 file number 333-71312 filed with the Commission on January 2, 2002.

     (b) Not applicable.

     (c) (1) Distribution Agreement between John Hancock Life Insurance Company (U.S.A.) and ManEquity, Inc. dated January 1, 2001. Incorporated by reference to post-effective amendment number 9 file number 333-85284 filed with the Commission in April, 2007.

     (2) Form of General Agent Servicing Agreement by and among John Hancock Life Insurance Company (U.S.A.) and John Hancock Distributors. Incorporated by reference to pre-effective number 1 file number 333-126668 filed with the Commission on October 12, 2005.

     (3) Form of General Agent Selling Agreement by and among John Hancock Life Insurance Company, John Hancock Variable Life Insurance Company, John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York and John Hancock Distributors. Incorporated by reference to post-effective amendment number 9 file number 333-85284 filed with the Commission in April, 2007.

     (d) Form of Specimen Flexible Premium Variable Life Insurance Policy filed herewith.

     (2) Form of Specimen Flexible Term Insurance Option Term Life Rider filed herewith.

     (e)(1) Form of Specimen Application for Flexible Premium Variable Life Insurance Policy. Incorporated by reference to Exhibit A(10) to post-effective amendment number 7 file number 33-52310 filed with the Commission on April 26, 1996.
(2) Specimen Application Supplement for Flexible Premium Variable Life Insurance Policy. Incorporated by reference to Exhibit A(10) to post-effective amendment number 9 file number 33-52310 filed with the Commission on April 26, 1996.

     (f) (1) Restated Articles of Redomestication of the John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated December 30, 1992. Incorporated by reference to post-effective amendment number 9 file number 333-85284 filed with the Commission in April, 2007.

     (a) Amendment to the Articles of Redomestication of the John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated July 16, 2004. Incorporated by reference to pre-effective amendment no. 1 file number 333-126668 filed with the Commission on October 12, 2005.

     (b) Amendment to the Articles of Redomestication dated January 1, 2005. Incorporated by reference to post-effective amendment number 9 file number 333-85284 filed with the Commission in April, 2007.

     (2) By-laws of the John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated December 2, 1992. Incorporated by reference to pre-effective amendment no. 1 file number 333-126668 filed with the Commission on October 12, 2005.

     (a) Amendment to the By-laws of the John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated June 7, 2000. Incorporated by reference to pre-effective amendment no. 1 file number 333-126668 filed with the Commission on October 12, 2005.

     (b) Amendment to the By-laws of the John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated March 12, 1999. Incorporated by reference to pre-effective amendment no. 1 file number 333-126668 filed with the Commission on October 12, 2005.

     (c) Amendment to the By-laws of the John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated July 16, 2004. Incorporated by reference to post-effective amendment number 9 file number 333-85284 filed with the Commission in April, 2007.

     (g) The Depositor maintains reinsurance arrangements in the normal course of business, none of which are material.

     (h)(1) Form of Participation Agreement among The Manufacturers Insurance Company (U.S.A.), The Manufacturers Insurance Company of New York, PIMCO Variable Insurance Trust and PIMCO Advisors Distributors LLC dated April 30, 2004. Incorporated by reference to pre-effective amendment no. 1 file number 333-126668 filed with the Commission on October 12, 2005.

     (2) Participation Agreement among John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance Company and John

Hancock Trust dated April 20, 2005. Incorporated by reference to pre-effective amendment no. 1 file number 333-126668 filed with the Commission on October 12, 2005.

     (3) Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust portfolios (except American Funds Insurance Series) dated April 16, 2007. Incorporated by reference to post-effective amendment number 9 file number 333-85284 filed with the Commission in April, 2007.

     (4) Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust on behalf of series of the Trust that are feeder funds of the American Funds Insurance Series dated April 16, 2007. Incorporated by reference to post-effective amendment number 9 file number 333-85284 filed with the Commission in April, 2007.

     (i) (1) Service Agreement between John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) and John Hancock Life Insurance Company dated April 28, 2004 . Incorporated by reference to post-effective amendment number 9 file number 333-85284 filed with the Commission in April, 2007.

     (j) Not applicable.

     (k) Opinion and consent of counsel for John Hancock Life Insurance Company (U.S.A.). Incorporated by reference to Exhibit 2 (a) to pre-effective amendment no. 1 file number 333-100597 filed with the Commission on December 16, 2002.

     (l) Not Applicable.

     (m) Not Applicable.

     (n) Consents of Independent Registered Public Accounting Firm filed herewith.

     (n)(1) Opinion of Counsel as to the eligibility of this post-effective amendment pursuant to Rule 485(b), filed herewith.

     (o) Not Applicable.

     (p) Not Applicable.

     (q) Memorandum Regarding Issuance, Face Amount Increase, Redemption and Transfer Procedures for the Policies. Incorporated by reference to Exhibit A(6) to pre-effective amendment no. 1 file number 333-100597 filed with the Commission on December 16, 2002.

Powers of Attorney

     (i) Powers of Attorney for James R. Boyle, John DesPrezIII, John R. Ostler, Rex Schlaybaugh, Jr., Diana Scott, and Warren Thomson are incorporated by reference to post-effective amendment number 5 file number 333-100567 filed with the Commission on May 1, 2006.

     (ii) Powers of Attorney for Marc Costantini, Steve Finch, Hugh McHaffie and Katherine MacMillan are filed herewith.


Item 28. Directors and Officers of the Depositor

OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) as of April 1, 2007


Name and Principal Business Address        Position with Depositor
-------------------------------------      ---------------------------------------------------------
Directors
James R. Boyle* .....................      Director
Marc Costantini* ....................      Director
John D. DesPrez III* ................      Director
Steve Finch** .......................      Director
Hugh McHaffie* ......................      Director
Katherine MacMillan***** ............      Director
John R. Ostler**** ..................      Director
Rex Schlaybaugh Jr.******* ..........      Director
Diana Scott* ........................      Director
Warren Thomson** ....................      Director
Officers
John D. DesPrez III* ................      Chairman and President
Hugh McHaffie* ......................      Executive Vice President, Wealth Management
James Boyle** .......................      Executive Vice President, Life Insurance
Steven Mannik**** ...................      Executive Vice President & General Manager, Reinsurance
Steve Finch** .......................      Senior Vice President & General Manager, Life Insurance

Name and Principal Business Address        Position with Depositor
-------------------------------------      ---------------------------------------------------------
Katherine MacMillan***** ............      Senior Vice President & General Manager, RPS
                                           Senior Vice President & General Manager, Variable
Marc Costantini* ....................      Annuities
Lynne Patterson* ....................      Senior Vice President & Chief Financial Officer
Diana Scott* ........................      Senior Vice President, Human Resources
Emanuel Alves* ......................      Vice President, Counsel and Corporate Secretary
Jonathan Chiel* .....................      Executive Vice President & General Counsel
Mitchell A. Karman** ................      Vice President, Chief Compliance Officer & Counsel
                                           Executive Vice President & Chief Investments Officer, US
Warren Thomson** ....................      Investments
Scott Hartz** .......................      Senior Vice President, US Investments
John Brabazon** .....................      Vice President & CFO, US Investments
Patrick Gill* .......................      Senior Vice President and Controller
Peter Mitsopoulos****** .............      Vice President, Treasury
Kris Ramdial***** ...................      Vice President, Treasury
Philip Clarkson** ...................      Vice President, Taxation
Brian Collins**** ...................      Vice President, Taxation
John H. Durfey**** ..................      Assistant Secretary
Kwong Yiu**** .......................      Assistant Secretary
Grace O'Connell* ....................      Assistant Secretary
Elizabeth Clark* ....................      Assistant Secretary

*Principal Business Office is 601 Congress Street, Boston, MA 02210

**Principal Business Office is 197 Clarendon Street, Boston, MA 02117

***Principal Business Office is 200 Clarendon Street, Boston, MA 02117

****Principal Business Office is 200 Bloor Street, Toronto, Canada M4W1E5

*****Principal Business Office is 250 Bloor Street, Toronto, Canada M4W1E5

******Principal Business Office is 380 Stuart Street, Boston, MA 02117

*******Principal Business Office is 400 Renaissance Center, Detroit, MI 48243


Item 29. Persons Controlled by or Under Common Control with the Depositor or the Registrant

Registrant is a separate account of John Hancock (USA), operated as a unit investment trust. Registrant supports benefits payable under John Hancock USA's variable life insurance policies by investing assets allocated to various investment options in shares of John Hancock Trust and other mutual funds registered under the Investment Company Act of 1940 as open-end management investment companies of the "series" type.

A list of persons directly or indirectly controlled by or under common contract with John Hancock (USA) as of December 31, 2006 appears below:

     Subsidiary Name

Manulife Reinsurance Limited (Bermuda)
Cavalier Cable, Inc.
John Hancock Investment Management Services, LLC
Manulife Reinsurance (Bermuda) Limited
Manulife Service Corporation
John Hancock Life Insurance Company of NewYork
Ennal, Inc.
John Hancock Distributors, LLC
Ironside Venture Partners I LLC
Ironside Venture Partners II LLC


Item 30. Indemnification

     The Form of Selling Agreement or Service Agreement between John Hancock Distributors, LLC and various broker-dealers may provide that the selling broker-dealer indemnify and hold harmless John Hancock Distributors, LLC and the Company, including their affiliates, officers, directors, employees and agents against losses, claims, liabilities or expenses (including reasonable attorney's fees), arising out of or based upon a breach of the Selling or Service Agreement, or any applicable law or regulation or any applicable rule of any self-regulatory organization or similar provision consistent with industry practice.

Item 31. Principal Underwriter

     (a) Set forth below is information concerning other investment companies for which John Hancock Distributors, LLC ("JHD LLC"), the principal underwriter of the contracts, acts as investment adviser or principal underwriter.


Name of Investment Company                              Capacity in Which Acting
--------------------------------------------------      -------------------------
John Hancock Variable Life Separate Account S ....      Principal Underwriter
John Hancock Variable Life Separate Account U ....      Principal Underwriter
John Hancock Variable Life Separate Account V ....      Principal Underwriter
John Hancock Variable Life Separate Account UV ...      Principal Underwriter
John Hancock Variable Annuity Separate Account I .      Principal Underwriter
John Hancock Variable Annuity Separate Account JF       Principal Underwriter
John Hancock Variable Annuity Separate Account U .      Principal Underwriter
John Hancock Variable Annuity Separate Account V .      Principal Underwriter
John Hancock Variable Annuity Separate Account H .      Principal Underwriter
John Hancock Life Insurance Company (U.S.A.)
Separate Account A ...............................      Principal Underwriter
John Hancock Life Insurance Company (U.S.A.)
Separate Account N ...............................      Principal Underwriter
John Hancock Life Insurance Company (U.S.A.)
Separate Account H ...............................      Principal Underwriter
John Hancock Life Insurance Company (U.S.A.)
Separate Account I ...............................      Principal Underwriter
John Hancock Life Insurance Company (U.S.A.)
Separate Account J ...............................      Principal Underwriter
John Hancock Life Insurance Company (U.S.A.)
Separate Account K ...............................      Principal Underwriter
John Hancock Life Insurance Company (U.S.A.)
Separate Account M ...............................      Principal Underwriter
John Hancock Life Insurance Company of New York
Separate Account B ...............................      Principal Underwriter
John Hancock Life Insurance Company of New York
Separate Account A ...............................      Principal Underwriter

     (b) John Hancock Life Insurance Company (U.S.A.) is the sole member of JHD LLC and the following comprise the Board of Managers and officers of JHD LLC as of April 1, 2007.


Name                                   Title
---------------------------------      -----------------------------------------------------------
Marc Costantini* ................      Chairman
Steve Finch**** .................      President and Chief Executive Officer
Kevin Hill * ....................      Senior Vice President, U.S. Annuities and Managed Accounts
Katherine MacMillan***** ........      Senior Vice President, Retirement Plan Services
Christopher Walker**** ..........      Vice President and Chief Compliance Officer
Marc Costantini* ................      Chairman
Steve Finch**** .................      President and CEO
James C. Hoodlet*** .............      Secretary and General Counsel
Kevin Hill* .....................      Senior Vice President, U.S. Annuities and Managed Accounts
Katherine MacMillan***** ........      Senior Vice President, Retirement Plan Services
Christopher M. Walker**** .......      Vice President and Chief Compliance Officer
Brian Collins**** ...............      Vice President, U.S. Taxation
Philip Clarkson*** ..............      Vice President, U.S. Taxation
Jeffrey H. Long* ................      Chief Financial Officer and Financial Operations Principal
David Crawford**** ..............      Assistant Secretary

*Principal Business Office is 601 Congress Street, Boston, MA 02210

**Principal Business Office is 197 Clarendon Street, Boston, MA 02117

***Principal Business Office is 200 Clarendon Street, Boston, MA 02117

****Principal Business Office is 200 Bloor Street, Toronto, Canada M4W1E5

*****Principal Business Office is 250 Bloor Street, Toronto, Canada M4W1E5

     (c) John Hancock Distributors, LLC

     The information contained in the section titled "Principal Underwriter and Distributor" in the Statement of Additional Information, contained in this Registration Statement, is hereby incorporated by reference in response to Item 31.(c)(2-5).


Item 32. Location of Accounts and Records

     The following entities prepare, maintain, and preserve the records required by Section 31(a) of the Act for the Registrant through written agreements between the parties to the effect that such services will be provided to the Registrant for such periods prescribed by the Rules and Regulations of the Commission under the Act and such records will be surrendered promptly on request: John Hancock Distributors LLC, John Hancock Place, Boston, Massachusetts 02117, serves as Registrant's distributor and principal underwriter, and, in such capacities, keeps records regarding shareholders account records, cancelled stock certificates. John Hancock Life Insurance Company (U.S.A.) (at the same address), in its capacity as Registrant's depositor keeps all other records required by Section 31 (a) of the Act.


Item 33. Management Services

     All management services contracts are discussed in Part A or Part B.


Item 34. Fee Representation

     Representation of Insurer Pursuant to Section 26 of the Investment Company Act of 1940

     The John Hancock Life Insurance Company (U.S.A.) hereby represents that the fees and charges deducted under the contracts issued pursuant to this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has caused this post-effective amendment to the Registration Statement to be signed on their behalf in the City of Boston, Massachusetts, as of the 25th day of April, 2007.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
                               SEPARATE ACCOUNT N
                                  (Registrant)

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)


                          By: /s/ John D. DesPrez III
                              ------------------
                              John D. DesPrez III
                          Principal Executive Officer

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

                                  (Depositor)

                          By: /s/ John D. DesPrez III
                              ------------------
                              John D. DesPrez III

                          Principal Executive Officer

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the Registration
Statement has been signed by the following persons in the capacities indicated as of the 25th day of April, 2007.


/s/ Patrick Gill
------------------------------
Patrick Gill                          Senior Vice President and Controller
/s/ Lynne Patterson                   Senior Vice President and Chief Financial Officer
------------------------------
Lynne Patterson
*                                     Director
------------------------------
James R. Boyle
*                                     Director
------------------------------
Marc Costantini
*                                     Director
------------------------------
John D. DesPrez III
*                                     Director
------------------------------
Steven A. Finch
*                                     Director
------------------------------
Katherine MacMillan
*                                     Director
------------------------------
Hugh McHaffie
*                                     Director
------------------------------
John R. Ostler
*                                     Director
------------------------------
Rex Schlaybaugh Jr.
*                                     Director
------------------------------
Diana Scott
*                                     Director
------------------------------
Warren Thomson
/s/James C. Hoodlet
------------------------------
James C. Hoodlet

Pursuant to Power of Attorney

                    Prospectus Supplement Dated May 1, 2007

     This prospectus supplement is distributed to policy owners of variable life insurance policies issued by John Hancock Life Insurance Company (U.S.A.) ("JH U.S.A.") and offering interests in John Hancock Variable Life Account N (the "Account" or "Separate Account").

     This supplement describes the changes that have been made in the product prospectuses pertaining to variable investment options that are available. Please note that certain of the investment options described in this prospectus supplement may not be available to you under your policy.

1. The prospectus for the Corporate VUL product is amended to replace the list of available investment options on page 1 of the product prospectus with the following:

Science & Technology
Emerging Markets Value
Pacific Rim
Health Sciences
Emerging Growth
Emerging Small Company
Small Cap
Small Cap Index
Dynamic Growth
Mid Cap Stock
Natural Resources
All Cap Growth
Financial Services
International Opportunities
International Small Cap
International Equity Index A
American International
International Value
International Core
Quantitative Mid Cap
Mid Cap Index
Mid Cap Intersection
Global
Capital Appreciation

American Growth
U.S. Global Leaders Growth
Quantitative All Cap
All Cap Core
Total Stock Market Index
Blue Chip Growth
U.S. Large Cap
Core Equity
Large Cap Value
Classic Value
Utilities
Real Estate Securities
Small Cap Opportunities
Small Company Value
Special Value
Mid Cap Value
Value
All Cap Value
500 Index
500 Index B
Fundamental Value
U.S. Core
Large Cap
Quantitative Value

American Growth-Income
Equity-Income
American Blue Chip Income & Growth
Income & Value
PIMCO VIT All Asset
Global Allocation
High Yield
U.S. High Yield Bond
Strategic Bond
Strategic Income
Global Bond
Investment Quality Bond
Total Return
American Bond
Real Return Bond
Core Bond
Active Bond
U.S. Government Securities
Money Market
Lifestyle Aggressive
Lifestyle Growth
Lifestyle Balanced
Lifestyle Moderate
Lifestyle Conservative

2. The last two tables appearing in the section entitled "FEE TABLES" are deleted and the following substituted in their place. Please note that certain of the investment options described in these tables may not be available to you under your policy.

     The next table describes the minimum and maximum annual operating expenses of the portfolios that you will pay during the time that you own the policy. The table shows the minimum and maximum fees and expenses charged by any of the portfolios, as a percentage of the portfolio`s average net assets for 2006. More detail concerning each portfolio's fees and expenses is contained in the prospectuses for the portfolios.

            Annual Operating Expense of the Portfolios
        (Expenses that are Deducted from Portfolio Assets)         Minimum   Maximum
        --------------------------------------------------         -------   -------
 Expenses that are deducted from the portfolio assets, including
 advisory fees, Rule 12b-1 fees and other expenses                  0.49%     1.62%


     The next table describes fees and expenses for each of the portfolios. Except as indicated in the footnotes appearing at the end of the table, the expenses are expressed as a percentage of the portfolio's average net assets for the fiscal year ending December 31, 2006. More detail concerning each portfolio's fees and expenses is contained in the prospectus for the portfolio.

Portfolio Annual Expenses

                                            Management        12b-1          Other           Total
Portfolio                                      Fees            Fees        Expenses     Annual Expenses
----------------------------------------   ------------      -------      ----------   ----------------
 Science & TechnologyA .................      1.05%            0.05%         0.08%           1.18%
 Emerging Markets ValueB ...............      0.96%            0.05%         0.16%           1.17%
 Pacific Rim ...........................      0.80%            0.05%         0.22%           1.07%
 Health SciencesA ......................      1.05%            0.05%         0.09%           1.19%
 Emerging GrowthC ......................      0.80%            0.05%         0.77%           1.62%
 Emerging Small CompanyD ...............      0.97%            0.05%         0.05%           1.07%
 Small Cap .............................      0.85%            0.05%         0.06%           0.96%
 Small Cap Index .......................      0.48%            0.05%         0.04%           0.57%
 Dynamic GrowthD .......................      0.90%            0.05%         0.06%           1.01%
 Mid Cap Stock .........................      0.84%            0.05%         0.04%           0.93%
 Natural Resources .....................      1.00%            0.05%         0.06%           1.11%
 All Cap Growth ........................      0.85%            0.05%         0.05%           0.95%
 Financial Services ....................      0.82%            0.05%         0.04%           0.91%
 International Opportunities ...........      0.89%            0.05%         0.13%           1.07%
 International Small Cap ...............      0.92%            0.05%         0.19%           1.16%
 International Equity Index AE .........      0.54%            0.05%         0.02%           0.61%
 American InternationalF ...............      0.50%            0.60%         0.08%           1.18%
 International Value ...................      0.82%            0.05%         0.11%           0.98%
 International Core ....................      0.89%            0.05%         0.10%           1.04%
 Quantitative Mid CapB .................      0.74%            0.05%         0.13%           0.92%
 Mid Cap Index .........................      0.48%            0.05%         0.04%           0.57%
 Mid Cap IntersectionB .................      0.87%            0.05%         0.07%           0.99%
 GlobalC ...............................      0.82%            0.05%         0.14%           1.01%
 Capital Appreciation ..................      0.75%            0.05%         0.03%           0.83%
 American GrowthF ......................      0.32%            0.60%         0.05%           0.97%
 U.S. Global Leaders Growth ............      0.69%            0.05%         0.03%           0.77%
 Quantitative All Cap ..................      0.71%            0.05%         0.05%           0.81%
 All Cap Core ..........................      0.78%            0.05%         0.05%           0.88%
 Total Stock Market Index ..............      0.49%            0.05%         0.03%           0.57%
 Blue Chip GrowthA .....................      0.81%            0.05%         0.02%           0.88%
 U.S. Large Cap ........................      0.83%            0.05%         0.03%           0.91%

                                            Management        12b-1          Other           Total
Portfolio                                      Fees            Fees        Expenses     Annual Expenses
----------------------------------------   ------------      -------      ----------   ----------------
 Core Equity ...........................      0.78%            0.05%         0.05%           0.88%
 Large Cap ValueD ......................      0.82%            0.05%         0.08%           0.95%
 Classic Value .........................      0.80%            0.05%         0.11%           0.96%
 Utilities .............................      0.83%            0.05%         0.12%           1.00%
 Real Estate Securities ................      0.70%            0.05%         0.03%           0.78%
 Small Cap Opportunities ...............      0.99%            0.05%         0.03%           1.07%
 Small Company ValueA ..................      1.02%            0.05%         0.05%           1.12%
 Special ValueD/E ......................      0.97%            0.05%         0.07%           1.09%
 Mid Cap Value .........................      0.86%            0.05%         0.04%           0.95%
 Value .................................      0.74%            0.05%         0.05%           0.84%
 All Cap Value .........................      0.82%            0.05%         0.05%           0.92%
 500 Index .............................      0.46%            0.05%         0.03%           0.54%
 500 Index BC (NAV Class) ..............      0.46%            0.00%         0.03%           0.49%
 Fundamental Value .....................      0.77%            0.05%         0.04%           0.86%
 U.S. Core .............................      0.76%            0.05%         0.06%           0.87%
 Large CapD ............................      0.72%            0.05%         0.01%           0.78%
 Quantitative Value ....................      0.68%            0.05%         0.05%           0.78%
 American Growth-IncomeF ...............      0.27%            0.60%         0.04%           0.91%
 Equity-Income .........................      0.81%            0.05%         0.03%           0.89%
 American Blue Chip Income & GrowthF ...      0.42%            0.60%         0.05%           1.07%
 Income & Value ........................      0.79%            0.05%         0.07%           0.91%
 PIMCO VIT All AssetG ..................      0.79%            0.25%         0.45%           1.49%
 Global Allocation .....................      0.85%            0.05%         0.13%           1.03%
 High Yield ............................      0.66%            0.05%         0.05%           0.76%
 U.S. High Yield Bond ..................      0.73%            0.05%         0.02%           0.80%
 Strategic Bond ........................      0.68%            0.05%         0.07%           0.80%
 Strategic Income ......................      0.71%            0.05%         0.14%           0.90%
 Global Bond ...........................      0.70%            0.05%         0.10%           0.85%
 Investment Quality Bond ...............      0.60%            0.05%         0.07%           0.72%
 Total Return ..........................      0.70%            0.05%         0.06%           0.81%
 American BondF ........................      0.41%            0.60%         0.04%           1.05%
 Real Return BondH .....................      0.70%            0.05%         0.07%           0.82%
 Core Bond .............................      0.67%            0.05%         0.12%           0.84%
 Active Bond ...........................      0.60%            0.05%         0.04%           0.69%
 U.S. Government SecuritiesD ...........      0.61%            0.05%         0.08%           0.74%
 Money Market ..........................      0.48%            0.05%         0.03%           0.56%
 Lifestyle AggressiveE .................      0.94%            0.05%         0.02%           1.01%
 Lifestyle GrowthE .....................      0.91%            0.05%         0.01%           0.97%
 Lifestyle BalancedE ...................      0.88%            0.05%         0.01%           0.94%
 Lifestyle ModerateE ...................      0.85%            0.05%         0.02%           0.92%
 Lifestyle ConservativeE ...............      0.82%            0.05%         0.02%           0.89%

AThe portfolio manager has voluntarily agreed to waive a portion of its management fee for the Health Sciences, Blue Chip Growth, Small Company Value, Science & Technology, and Equity-Income portfolios. This waiver is based on the combined average daily net assets of these portfolios and the following funds of John Hancock Funds II: Health Sciences, Blue Chip Growth, Small Company Value, Science & Technology and Equity-Income Fund (collectively, the "T. Rowe Portfolios").

The percentage reduction will be as follows:

Combined Average Daily Net                            Fee Reduction
Assets of the T. Rowe Portfolios         (as a percentage of the management fee)
----------------------------------      ----------------------------------------
  First $750 million..............                       0.00%

Combined Average Daily Net                            Fee Reduction
Assets of the T. Rowe Portfolios         (as a percentage of the management fee)
----------------------------------      ----------------------------------------
  Next $750 million...............                         5.0%
  Next $1.5 billion...............                         7.5%
  Over $3 billion.................                        10.0%

This voluntary fee waiver may be terminated at any time by T. Rowe Price.

BFor portfolios that had not started operations or had operations of less than six months as of December 31, 2006, expenses are based on estimates of expenses that are expected to be incurred over the next year.

CThe portfolio manager for these portfolios has agreed with the John Hancock Trust to waive its management fee (or, if necessary, to reimburse expenses of the portfolio) to the extent necessary to limit the portfolio's "Total Annual Expenses". A portfolio's "Total Annual Expenses" includes all of its operating expenses including management fees and Rule 12b-1 fees, but excludes taxes, brokerage commissions, interest, litigation and indemnification expenses and extraordinary expenses of the portfolio not incurred in the ordinary course of the portfolio's business. Under the agreement, the portfolio manager's obligation will remain in effect until May 1, 2008 and will terminate after that date only if the John Hancock Trust, without the prior consent of the portfolio manager, sells shares of the portfolio to (or has shares of the portfolio held by) any person or entity other than the variable life insurance or variable annuity separate accounts of John Hancock Life Insurance Company or any of its affiliates that are specified in the agreement. The fees shown do not reflect this waiver. If this fee waiver had been reflected, the management fee shown for the 500 Index B, Emerging Growth, and Global portfolios would be 0.22%, 0.28%, and 0.82% respectively, and the Total Annual Expenses shown would be 0.25%, 1.10%, and 1.01% respectively.

DThe management fees were changed during the fiscal year ending in 2006. The rates shown reflect what the management fees and total annual expenses would have been during fiscal year 2006 had the new rates been in effect for the entire year.

EThe "Management Fees" include fees and expenses incurred indirectly by a portfolio as a result of its investment in another investment company (each, an "Acquired Fund"). The "Total Annual Expenses" shown may not correlate to the portfolio's ratio of expenses to average net assets shown in the "Financial Highlights" section of the John Hancock Trust prospectus, which does not include Acquired Fund fees and expenses. Acquired Fund fees and expenses are estimated, not actual, amounts based on the portfolio's current fiscal year. If these expenses had not been reflected, the "Management Fees" for the International Equity Index A and Special Value portfolios would be 0.53% and 0.95%, respectively, the "Management Fees" for each of the Lifestyle Aggressive, Lifestyle Balanced, Lifestyle Conservative, Lifestyle Growth, and Lifestyle Moderate portfolios would be 0.04%, and "Total Annual Expenses" shown for the portfolios would be 0.60%, 1.07%, 0.11%, 0.10%, 0.11%, 0.10%, and
0.11%, respectively.

FThe portfolio manager for these portfolios is waiving a portion of its management fee. The fees shown do not reflect the waiver. For more information, please refer to the prospectus for the underlying portfolios.

G"Other Expenses" for the PIMCO VIT All Asset portfolio reflect an administrative fee of 0.25% and a service fee of 0.20%. "Management Fees" include fees and expenses incurred indirectly by the portfolio as a result of its investment in another investment management company (each an "Acquired Fund"). For more information please refer to the prospectus for the underlying portfolio.

HThe portfolio manager has voluntarily agreed to waive a portion of its management fee. This waiver is based on the combined average daily net assets of the Real Return Bond series of the John Hancock Trust, and the Real Return Bond series of John Hancock Funds II. The reduced management fee would be 0.65% of aggregate net assets over $1 billion. This voluntary fee waiver may be terminated at any time. The fees shown do not reflect this waiver. For more information, please refer to the prospectus for the underlying portfolios.

3. The "TABLE OF INVESTMENT OPTIONS AND INVESTMENT SUBADVISERS" is deleted and the following is substituted in its place. Please note that certain of the investment options described in this table may not be available to you under your policy.

TABLE OF INVESTMENT OPTIONS AND INVESTMENT SUBADVISERS

     When you select a Separate Account investment option, we invest your money in shares of a corresponding portfolio of the John Hancock Trust (the "Trust") (or the PIMCO Variable Insurance Trust (the "PIMCO Trust") with respect to the All Asset portfolio) and hold the shares in a subaccount of the Separate Account. The Fee Tables show the investment management fees, Rule 12b-1 fees and other operating expenses for these portfolio shares as a percentage (rounded to two decimal places) of each portfolio's average net assets for 2006, except as indicated in the footnotes appearing at the end of the table. Fees and expenses of the portfolios are not fixed or specified under the terms of the policies and may vary from year to year. These fees and expenses differ for each portfolio and reduce the investment return of each portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account investment options you select.

     The John Hancock Trust and the PIMCO Trust are so-called "series" type mutual funds and each is registered under the Investment Company Act of 1940 ("1940 Act") as an open-end management investment company. John Hancock Investment Management Services, LLC ("JHIMS") provides investment advisory services to the Trust and receives investment management fees for doing so. JHIMS pays a portion of its investment management fees to other firms that manage the Trust's portfolios. We and our affiliate own JHIMS and indirectly benefit from any investment management fees JHIMS retains. The All Asset portfolio of the PIMCO Trust receives investment advisory services from Pacific Investment Management Company LLC ("PIMCO") and pays investment management fees to PIMCO.

     Each of the American Blue Chip Income and Growth, American Bond, American Growth-Income, American Growth, and American International portfolios invests in Series 1 shares of the corresponding investment portfolio of the Trust and are subject to a 0.60% 12b-1 fee. The American Growth, American International, American Growth-Income, American Blue Chip Income and Growth and American Bond portfolios operate as "feeder funds," which means that the portfolio does not buy investment securities directly. Instead, it invests in a "master fund" which in turn purchases investment securities. Each of the American feeder fund portfolios has the same investment objective and limitations as its master fund. The prospectus for the American Fund master fund is included with the prospectuses for the underlying funds.

     The portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the portfolios. The amount of this compensation is based on a percentage of the assets of the portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from portfolio to portfolio and among classes of shares within a portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees that are deducted from a portfolio's assets for the services we or our affiliates provide to that portfolio. In addition, compensation payments of up to 0.45% of assets may be made by a portfolio's investment advisers or its affiliates. We pay American Funds Distributors, Inc., the principal underwriter for the American Funds Insurance Series, a percentage of some or all of the amounts allocated to the "American" portfolios of the Trust for the marketing support services it provides. Any of these compensation payments do not, however, result in any charge to you in addition to what is shown in the Fee Tables.

     The following table provides a general description of the portfolios that underlie the variable investment options we make available under the policy. You bear the investment risk of any portfolio you choose as an investment option for your policy. You can find a full description of each portfolio, including the investment objectives, policies and restrictions of, and the risks relating to investment in the portfolio in the prospectus for that portfolio. You should read the portfolio's prospectus carefully before investing in the corresponding variable investment option.

     The investment options in the Separate Account are not publicly traded mutual funds. The investment options are only available to you as investment options in the policies, or in some cases through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the investment options also may be available through participation in certain qualified pension or retirement plans. The portfolios' investment advisers and managers (i.e. subadvisers) may manage publicly traded mutual funds with similar names and investment objectives. However, the portfolios are not directly related to any publicly traded mutual fund. You should not compare the performance of any investment option described in this prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the investment options of our Separate Account.

     The portfolios available under the policies are as follows:

 Portfolio                      Portfolio Manager
=========================      ====================================
 Science & Technology          T. Rowe Price Associates, Inc. and
                               RCM Capital Management LLC
 Emerging Markets Value         Dimensional Fund Advisors
 Pacific Rim                   MFC Global Investment
                               Management (U.S.A.) Limited
 Health Sciences                T. Rowe Price Associates, Inc.
 Emerging Growth               MFC Global Investment
                               Management (U.S.), LLC
 Emerging Small Company         RCM Capital Management LLC
 Small Cap                     Independence Investments LLC
 Small Cap Index                MFC Global Investment
                               Management (U.S.A.) Limited
 Dynamic Growth                Deutsche Investment Management
                               Americas, Inc.
 Mid Cap Stock                  Wellington Management Company,
                               LLP
 Natural Resources             Wellington Management Company,
                               LLP

 Portfolio                      Investment Description
=========================      ===============================================================
 Science & Technology          Seeks long-term growth of capital by investing, under
                               normal market conditions, at least 80% of its net assets
                               (plus any borrowings for investment purposes) in common
                               stocks of companies expected to benefit from the
                               development, advancement, and use of science and
                               technology. Current income is incidental to the portfolio's objective.
 Emerging Markets Value         Seeks long-term capital appreciation by investing at least
                               80% of its net assets in companies associated with
                               emerging markets.
 Pacific Rim                   Seeks long-term growth of capital by investing in a
                               diversified portfolio that is comprised primarily of common stocks and equity-related securities of corporations
                               domiciled in countries in the Pacific Rim region.
 Health Sciences                Seeks long-term capital appreciation by investing, under
                               normal market conditions, at least 80% of its net assets
                               (plus any borrowings for investment purposes) in common
                               stocks of companies engaged in the research, development,
                               production, or distribution of products or services related to health care, medicine, or the life sciences.
 Emerging Growth               Seeks superior long-term rates of return through capital
                               appreciation by investing, under normal circumstances,
                               primarily in high quality securities and convertible
                               instruments of small-cap U.S. companies.
 Emerging Small Company         Seeks long-term growth of capitalby investing, under
                               normal market conditions, at least 80% of its net assets
                               (plus any borrowings for investment purposes) in common
                               stock equity securities of companies with market
                               capitalizations that approximately match the range of
                               capitalization of the Russell 2000 Index* at the time of
                               purchase.
 Small Cap                     Seeks maximum capital appreciation consistent with
                               reasonable risk to principal by investing, under normal
                               market conditions, at least 80% of its net assets in equity securities of companies whose market capitalization is
                               under $2 billion.
 Small Cap Index                Seeks to approximate the aggregate total return of a small-
                               cap U.S. domestic equity market index by attempting to
                               track the performance of the Russell 2000 Index.*
 Dynamic Growth                Seeks long-term growth of capital by investing in stocks
                               and other equity securities of medium-sized U.S. companies with strong growth potential.
 Mid Cap Stock                  Seeks long-term growth of capital by investing primarily in equity securities of mid-size companies with significant
                               capital appreciation potential.
 Natural Resources             Seeks long-term total return by investing, under normal
                               market conditions, primarily in equity and equity-related
                               securities of natural resource-related companies worldwide.

 Portfolio                            Portfolio Manager
===============================      ==================================
 All Cap Growth                      AIM Capital Management, Inc.
 Financial Services                   Davis Selected Advisers, L.P.
 International Opportunities         Marsico Capital Management, LLC
 International Small Cap              Templeton Investment Counsel,
                                     LLC
 International Equity Index A        SSgA Funds Management, Inc.
 American International               Capital Research Management
                                     Company (adviser to the American
                                     Funds Insurance Series)
 International Value                 Templeton Investment Counsel,
                                     LLC
 International Core                   Grantham, Mayo, Van Otterloo &
                                     Co. LLC
 Quantitative Mid Cap                MFC Global Investment
                                     Management (U.S.A.) Limited
 Mid Cap Index                        MFC Global Investment
                                     Management (U.S.A.) Limited

 Portfolio                            Investment Description
===============================      ===============================================================
 All Cap Growth                      Seeks long-term capital appreciation by investing the
                                     portfolio's assets, under normal market conditions,
                                     principally in common stocks of companies that are likely
                                     to benefit from new or innovative products, services or
                                     processes, as well as those that have experienced above
                                     average, long-term growth in earnings and have excellent
                                     prospects for future growth.
 Financial Services                   Seeks growth of capital by investing primarily in common
                                     stocks of financial companies. During normal market
                                     conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) are invested in
                                     companies that are principally engaged in financial
                                     services.
 International Opportunities         Seeks long-term growth of capital by investing, under
                                     normal market conditions, at least 65% of its assets in
                                     common stocks of foreign companies that are selected for
                                     their long-term growth potential. The portfolio may invest in companies of any size throughout the world. The
                                     portfolio normally invests in issuers from at least three
                                     different countries not including the U.S. The portfolio may invest in common stocks of companies operating in
                                     emerging markets.
 International Small Cap              Seeks capital appreciation by investing primarily in the
                                     common stock of companies located outside the U.S.,
                                     which have total stock market capitalization or annual
                                     revenues of $4 billion or less.
 International Equity Index A        Seeks to track the performance of broad-based equity
                                     indices of foreign companies in developed and emerging
                                     markets by attempting to track the performance of the
                                     MSCI All Country World ex-US Index*. (Series I shares
                                     are available for sale to contracts purchased prior to May
                                     13, 2002; Series II shares are available for sale to contracts purchased on or after May 13, 2002).
 American International               Seeks to make the shareholders' investment grow by
                                     investing all of its assets in the master fund, Class 2 shares of the International Fund, a series of American Funds
                                     Insurance Series. The International Fund invests primarily in common stocks of companies located outside the United
                                     States.
 International Value                 Seeks long-term growth of capital by investing, under
                                     normal market conditions, primarily in equity securities of companies located outside the U.S., including emerging
                                     markets.
 International Core                   Seeks high total return by investing typically in a
                                     diversified portfolio of equity investments from developed markets other than the U.S.
 Quantitative Mid Cap                Seeks long-term growth of capital by investing, under
                                     normal market conditions, at least 80% of its total assets
                                     (plus any borrowings for investment purposes) in U.S. mid-
                                     cap stocks, convertible preferred stocks, convertible bonds and warrants.
 Mid Cap Index                        Seeks to approximate the aggregate total return of a mid-
                                     cap U.S. domestic equity market index by attempting to
                                     track the performance of the S&P Mid Cap 400 Index*.

 Portfolio                          Portfolio Manager
=============================      ====================================
 Mid Cap Intersection              Wellington Management Company,
                                   LLP
 Global                             Templeton Global Advisors Limited
 Capital Appreciation              Jennison Associates LLC
 American Growth                    Capital Research Management
                                   Company (adviser to the American
                                   Funds Insurance Series)
 U.S. Global Leaders Growth        Sustainable Growth Advisers, L.P.
 Quantitative All Cap               MFC Global Investment
                                   Management (U.S.A.) Limited
 All Cap Core                      Deutsche Investment Management
                                   Americas Inc.
 Total Stock Market Index           MFC Global Investment
                                   Management (U.S.A.) Limited
 Blue Chip Growth                  T. Rowe Price Associates, Inc.
 U.S. Large Cap                     Capital Guardian Trust Company
 Core Equity                       Legg Mason Capital Management,
                                   Inc.

 Portfolio                          Investment Description
=============================      ================================================================
 Mid Cap Intersection              Seeks long- term growth of capital by investing in equity
                                   securities of medium size companies with significant
                                   capital appreciation potential.
 Global                             Seeks long-term capital appreciation by investing, under
                                   normal market conditions, at least 80% of its net assets
                                   (plus any borrowings for investment purposes) in equity
                                   securities of companies located anywhere in the world,
                                   including emerging markets.
 Capital Appreciation              Seeks long-term capital growth by investing at least 65% of its total assets in equity-related securities of companies that exceed $1 billion in market capitalization and that the
                                   subadviser believes have above-average growth prospects.
                                   These companies are generally medium-to-large
                                   capitalization companies.
 American Growth                    Seeks to make the shareholders' investment grow by
                                   investing all of its assets in the master fund, Class 2 shares of the Growth Fund, a series of American Funds Insurance
                                   Series. The Growth Fund invests primarily in common
                                   stocks of companies that appear to offer superior
                                   opportunities for growth of capital. The Growth Fund may
                                   also invest up to 15% of its assets in equity securities of issuers domiciled outside the U.S. and Canada and not
                                   included in the S&P 500 Index.*
 U.S. Global Leaders Growth        Seeks long-term growth of capital by investing, under
                                   normal market conditions, primarily in common stocks of
                                   "U.S. Global Leaders".
 Quantitative All Cap               Seeks long-term growth of capital by investing, under
                                   normal circumstances, primarily in equity securities of U.S.
                                   companies. The portfolio will generally focus on equity
                                   securities of U.S. companies across the three market
                                   capitalization ranges of large, mid and small.
 All Cap Core                      Seeks long-term growth of capital by investing primarily in common stocks and other equity securities within all asset classes (small, mid and large cap) of those within the
                                   Russell 3000 Index*.
 Total Stock Market Index           Seeks to approximate the aggregate total return of a broad
                                   U.S. domestic equity market index by attempting to track
                                   the performance of the Dow Jones Wilshire 5000 Index*.
 Blue Chip Growth                  Seeks to achieve long-term growth of capital (current
                                   income is a secondary objective) by investing, under
                                   normal market conditions, at least 80% of the portfolio's
                                   total assets in the common stocks of large and medium-
                                   sized blue chip growth companies.
 U.S. Large Cap                     Seeks long-term growth of capital and income by investing
                                   the portfolio's assets, under normal market conditions,
                                   primarily in equity and equity-related securities of
                                   companies with market capitalization greater than $500
                                   million.
 Core Equity                       Seeks long-term capital growth by investing, under normal
                                   market conditions, primarily in equity securities that, in the subadviser's opinion, offer the potential for capital growth.
                                   The subadviser seeks to purchase securities at large
                                   discounts to the subadviser's assessment of their intrinsic value.

 Portfolio                       Portfolio Manager
==========================      ==================================
 Large Cap Value                Blackrock Investment Management,
                                LLC
 Classic Value                   Pzena Investment Management,
                                LLC
 Utilities                      Massachusetts Financial Services
                                Company
 Real Estate Securities          Deutsche Investment Management
                                Americas, Inc.
 Small Cap Opportunities        Munder Capital Management
 Small Company Value             T. Rowe Price Associates, Inc.
 Special Value                  ClearBridge Advisors, LLC
 Mid Cap Value                   Lord, Abbett & Co. LLC
 Value                          Van Kampen
 All Cap Value                   Lord, Abbett & Co. LLC
 500 Index                      MFC Global Investment
                                Management (U.S.A.) Limited

 Portfolio                       Investment Description
==========================      ===============================================================
 Large Cap Value                Seeks long-term growth of capital by investing, under
                                normal market conditions, primarily in a diversified
                                portfolio of equity securities of large-cap companies
                                located in the U.S.
 Classic Value                   Seeks long-term growth of capital by investing, under
                                normal market conditions, at least 80% of its net assets in domestic equity securities.
 Utilities                      Seeks capital growth and current income (income above
                                that available from a portfolio invested entirely in equity securities) by investing, under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) in equity and debt securities of
                                domestic and foreign companies in the utilities industry.
 Real Estate Securities          Seeks to achieve a combination of long-term capital
                                appreciation and current income by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of real estate investment trusts and real estate companies.
 Small Cap Opportunities        Seeks long-term capital appreciation by investing, under
                                normal circumstances, at least 80% of its assets in equity securities of companies with market capitalizations within the range of the companies in the Russell 2000 Index*.
 Small Company Value             Seeks long-term growth of capital by investing, under
                                normal market conditions, primarily in small companies
                                whose common stocks are believed to be undervalued.
                                Under normal market conditions, the portfolio will invest at least 80% of its net assets (plus any borrowings for
                                investment purposes) in companies with market
                                capitalizations that do not exceed the maximum market
                                capitalization of any security in the Russell 2000 Index* at the time of purchase.
 Special Value                  Seeks long-term capital growth by investing, under normal
                                circumstances, at least 80% of its net assets in common
                                stocks and other equity securities of companies whose
                                market capitalization at the time of investment is not
                                greater than the market capitalization of companies in the
                                Russell 2000 Value Index*.
 Mid Cap Value                   Seeks capital appreciation by investing, under normal
                                market conditions, at least 80% of the portfolio's net assets
                                (plus any borrowings for investment purposes) in mid-sized companies.
 Value                          Seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in equity securities of companies
                                with capitalizations similar to the market capitalization of companies in the Russell Midcap Value Index*.
 All Cap Value                   Seeks capital appreciation by investing in equity securities of U.S. and multinational companies in all capitalization
                                ranges that the subadviser believes are undervalued.
 500 Index                      Seeks to approximate the aggregate total return of a broad
                                U.S. domestic equity market index by attempting to track
                                the performance of the S&P 500 Stock Price Index.*

 Portfolio                               Portfolio Manager
==================================      ==================================
 500 Index B (NAV Shares)               MFC Global Investment
                                        Management (U.S.A.) Limited
 Fundamental Value                       Davis Selected Advisers, L.P.
 U.S. Core                              Grantham, Mayo, Van Otterloo &
                                        Co. LLC
 Large Cap                               UBS Global Asset Management
                                        (Americas) Inc.
 Quantitative Value                     MFC Global Investment
                                        Management (U.S.A.) Limited
 American Growth-Income                  Capital Research and Management
                                        Company (adviser to the American
                                        Funds Insurance Series)
 Equity-Income                          T. Rowe Price Associates, Inc.
 American Blue Chip Income               Capital Research and Management
 and Growth                             Company (adviser to the American
                                        Funds Insurance Series)
 Income & Value                         Capital Guardian Trust Company
 PIMCO VIT All Asset Portfolio           Pacific Investment Management
 (a series of the PIMCO Variable        Company, LLC
 Insurance Trust) (only Class M
 is available for sale)

 Portfolio                               Investment Description
==================================      ==============================================================
 500 Index B (NAV Shares)               Seeks to approximate the aggregate total return of a broad
                                        U.S. domestic equity market index by attempting to track
                                        the performance of the S&P 500 Stock Price Index.*
 Fundamental Value                       Seeks growth of capital by investing, under normal market
                                        conditions, primarily in common stocks of U.S. companies
                                        with market capitalizations of at least $10 billion. The
                                        portfolio may also invest in U.S. companies with smaller
                                        capitalizations.
 U.S. Core                              Seeks a high total return by investing primarily in
                                        investments tied economically to the U.S. including equity investments in U.S. companies whose stocks are included in the S&P 500 Index* or in companies with size and growth
                                        characteristics similar to companies that issue stocks
                                        included in the Index.
 Large Cap                               Seeks to maximize total return, consisting of capital
                                        appreciation and current income, by investing, under
                                        normal circumstances, at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity
                                        securities of U.S. large-cap companies.
 Quantitative Value                     Seeks long-term capital appreciation by investing primarily in large-cap U.S. securities with the potential for long-term growth of capital.
 American Growth-Income                  Seeks to make the shareholders' investment grow and
                                        provide the shareholder with income over time by investing all of its assets in the master fund, Class 2 shares of the
                                        Growth-Income Fund, a series of American Funds
                                        Insurance Series. The Growth-Income Fund invests
                                        primarily in common stocks or other securities which
                                        demonstrate the potential for appreciation and/or dividends
 Equity-Income                          Seeks to provide substantial dividend income and also long-
                                        term capital appreciation by investing primarily in
                                        dividend-paying common stocks, particularly of established companies with favorable prospects for both increasing
                                        dividends and capital appreciation.
 American Blue Chip Income               Seeks to produce income exceeding the average yield on
 and Growth                             U.S. stocks generally and to provide an opportunity for
                                        growth of principal by investing all of its assets in Class 2 shares of the Blue Chip Income and Growth Fund, a series
                                        of American Funds Insurance Series. The Blue Chip
                                        Income and Growth Fund invests primarily in common
                                        stocks of larger, more established companies based in the
                                        U.S. with market capitalizations of $4 billion and above.
 Income & Value                         Seeks the balanced accomplishment of (a) conservation of
                                        principal and (b) long-term growth of capital and income
                                        by investing the portfolio's assets in both equity and fixed-
                                        income securities. The subadviser has full discretion to
                                        determine the allocation between equity and fixed income
                                        securities.
 PIMCO VIT All Asset Portfolio           The portfolio invests primarily in a diversified mix of (a)
 (a series of the PIMCO Variable        common stocks of large and mid-sized U.S. companies, and
 Insurance Trust) (only Class M         (b) bonds with an overall intermediate term average
 is available for sale)                 maturity.

 Portfolio                       Portfolio Manager
==========================      ==================================
 Global Allocation              UBS Global Asset Management
                                (Americas) Inc.
 High Yield                      Western Asset Management
                                Company
 U.S. High Yield Bond           Wells Capital Management,
                                Incorporated
 Strategic Bond                  Western Asset Management
                                Company
 Strategic Income               MFC Global Investment
                                Management (U.S.), LLC
 Global Bond                     Pacific Investment Management
                                Company, LLC
 Investment Quality Bond        Wellington Management Company,
                                LLP
 Total Return                    Pacific Investment Management
                                Company, LLC
 American Bond                  Capital Research and Management
                                Company (adviser to the American
                                Funds Insurance Series)
 Real Return Bond                Pacific Investment Management
                                Company LLC

 Portfolio                       Investment Description
==========================      ===============================================================
 Global Allocation              Seeks total return, consisting of long-term capital
                                appreciation and current income, by investing in equity and fixed income securities of issuers located within and
                                outside the U.S.
 High Yield                      Seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in high-yield debt securities,
                                including corporate bonds and other fixed-income
                                securities.
 U.S. High Yield Bond           Seeks total return with a high level of current income by
                                investing, under normal market conditions, primarily in
                                below investment-grade debt securities (sometimes referred to as "junk bonds" or high yield securities). The portfolio also invests in corporate debt securities and may buy
                                preferred and other convertible securities and bank loans.
 Strategic Bond                  Seeks a high level of total return consistent with
                                preservation of capital by investing at least 80% of its net assets in fixed income securities.
 Strategic Income               Seeks a high level of current income by investing, under
                                normal market conditions, primarily in foreign government
                                and corporate debt securities from developed and emerging
                                markets, U.S. Government and agency securities, and U.S.
                                high yield bonds.
 Global Bond                     Seeks to realize maximum total return, consistent with
                                preservation of capital and prudent investment
                                management, by investing the portfolio's assets primarily in fixed income securities. These fixed income instruments
                                may be denominated in non-U.S. currencies or in U.S.
                                dollars.
 Investment Quality Bond        Seeks a high level of current income consistent with the
                                maintenance of principal and liquidity, by investing in a
                                diversified portfolio of investment grade bonds.
                                Investments will tend to focus on corporate bonds and U.S.
                                Government bonds with intermediate to longer term
                                maturities.
 Total Return                    Seeks to realize maximum total return, consistent with
                                preservation of capital and prudent investment
                                management, by investing, under normal market
                                conditions, at least 65% of the portfolio's assets in a
                                diversified portfolio of fixed income securities of varying maturities.
 American Bond                  Seeks to maximize current income and preserve capital by
                                investing all of its assets in the master fund, Class 2 Shares of the Bond Fund, a series of the American Funds Insurance
                                Series. The Bond Fund normally invests at least 80% of its assets in bonds.
 Real Return Bond                Seeks maximum return, consistent with preservation of
                                capital and prudent investment management, by investing,
                                under normal market conditions, at least 80% of its net
                                assets in inflation-indexed bonds of varying maturities
                                issued by the U.S. and non-U.S. governments and by
                                corporations.

 Portfolio                          Portfolio Manager
=============================      =============================
 Core Bond                         Wells Capital Management,
                                   Incorporated
 Active Bond                        Declaration Management &
                                   Research LLC and MFC Global
                                   Management (U.S.), LLC
 U.S. Government Securities        Western Asset Management
                                   Company
 Money Market                       MFC Global Investment
                                   Management (U.S.A.) Limited
 Lifestyle Aggressive              MFC Global Investment
                                   Management (U.S.A.) Limited
                                   .
 Lifestyle Growth                   MFC Global Investment
                                   Management (U.S.A.) Limited
                                   .
 Lifestyle Balanced                MFC Global Investment
                                   Management (U.S.A.) Limited
 Lifestyle Moderate                 MFC Global Investment
                                   Management (U.S.A.) Limited
 Lifestyle Conservative            MFC Global Investment
                                   Management (U.S.A.) Limited

 Portfolio                          Investment Description
=============================      ==============================================================
 Core Bond                         Seeks total return consisting of income and capital
                                   appreciation by investing, under normal market conditions, in a broad range of investment-grade debt securities.
                                   including U.S. Government obligations, corporate bonds,
                                   mortgage-backed and other asset backed securities and
                                   money market instruments.
 Active Bond                        Seeks income and capital appreciation by investing at least
                                   80% of its assets in a diversified mix of debt securities and instruments.
 U.S. Government Securities        Seeks a high level of current income consistent with
                                   preservation of capital and maintenance of liquidity, by
                                   investing in debt obligations and mortgage-backed
                                   securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and derivative securities such as collateralized mortgage obligations backed by such
                                   securities.
 Money Market                       Seeks maximum current income consistent with
                                   preservation of principal and liquidity by investing in high quality money market instruments.
 Lifestyle Aggressive              Seeks to provide long-term growth of capital (current
                                   income is not a consideration) by investing 100% of the
                                   Lifestyle Trust's assets in other portfolios of the Trust
                                   which invest primarily in equity securities.
 Lifestyle Growth                   Seeks to provide long-term growth of capital with
                                   consideration also given to current income by investing
                                   approximately 20% of the Lifestyle Trust's assets in other portfolios of the Trust, which invest primarily in fixed
                                   income securities and approximately 80% of its assets in
                                   other portfolios of the Trust, which invest primarily in
                                   equity securities.
 Lifestyle Balanced                Seeks to provide a balance between a high level of current income and growth of capital with a greater emphasis given to capital growth by investing approximately 40% of the
                                   Lifestyle Trust's assets in other portfolios of the Trust
                                   which invest primarily in fixed income securities and
                                   approximately 60% of its assets in other portfolios of the
                                   Trust which invest primarily in equity securities.
 Lifestyle Moderate                 Seeks to provide a balance between a high level of current income and growth of capital with a greater emphasis given to current income by investing approximately 60% of the
                                   Lifestyle Trust's assets in other portfolios of the Trust
                                   which invest primarily in fixed income securities and
                                   approximately 40% of its assets in other portfolios of the
                                   Trust which invest primarily in equity securities.
 Lifestyle Conservative            Seeks to provide a high level of current income with some
                                   consideration also given to growth of capital by investing approximately 80% of the Lifestyle Trust's assets in other portfolios of the Trust, which invest primarily in fixed
                                   income securities and approximately 20% of its assets in
                                   other portfolios of the Trust, which invest primarily in
                                   equity securities.

"S&P 500 (Reg. TM)" and "S&P Mid Cap 400 (Reg. TM)" are trademarks of The McGraw-Hill Companies, Inc. "Russell 2000 (Reg. TM)," "Russell 3000 (Reg. TM)," and "Russell Midcap Value (Reg. TM)" are trademarks of Frank Russell Company. "Dow Jones Wilshire 5000 Index (Reg. TM)" is a trademark of Wilshire

Associates. "MSCI All Country World ex US Index" is a trademark of Morgan Stanley & Co. Incorporated. None of the portfolios are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the portfolios.

     The indexes referred to in the portfolio descriptions track companies having the ranges of market capitalization, as of February 28, 2007, set out below:

     MSCI All Country World ex US Index - $200 million to $244 billion Russell 2000 Index - $38.40 million to $3.72 billion
     Russell 3000 Index - $38.40 million to $411 billion
     Russell 2000 Value Index - $39 million to $3.1 billion
     Russell Midcap Value Index - $1.327 million to $21 billion
     S&P Mid Cap 400 Index - $590 million to $12.5 billion
     S&P 500 Index - $1.415 million to $411 billion
     Dow Jones Wilshire 5000 Index - $38.49 million to $411 billion

4. Insert the following disclosure to the section of the prospectus entitled "Transfers of Policy Value".

     Rule 22c-2 under the 1940 Act requires us to provide tax identification numbers and other policy owner transaction information to John Hancock Trust or to other investment companies in which the Separate Account invests, at their request. An investment company will use this information to identify any pattern or frequency of investment account transfers that may violate their frequent trading policy. An investment company may require us to impose trading restrictions in addition to those described in your prospectus if violations of their frequent trading policy are discovered.

5. The disclosure under the section of the prospectus entitled "TAX TREATMENT OF THE POLICY" is deleted and the following substituted in its place.

     This description of Federal income tax consequences is only a brief summary and is neither exhaustive nor authoritative. It was written to support the promotion of our products. It does not constitute legal or tax advice, and it is not intended to be used and cannot be used to avoid any penalties that may be imposed on you. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax adviser. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively. The policy may be used in various arrangements, including non-qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the value of using the policy in any such arrangement depends in part on the tax consequences, a qualified tax adviser should be consulted for advice.

General

     We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of the Separate Account in our taxable income and take deductions for investment income credited to our "policy holder reserves". We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge the Separate Account for any resulting income tax costs, other than a "DAC tax" charge we may impose against the Separate Account to compensate us for the finance costs attributable to the acceleration of our income tax liabilities by reason of a "DAC tax adjustment". We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the series funds. These benefits can be material. We do not pass these benefits through to the Separate Account, principally because: (i) the deductions and credits are allowed to us and not the policy owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on the Separate Account assets that are passed through to policy owners.

     The policies permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the policies or the Separate Account. Currently, we do not anticipate making any specific charge for such taxes other than any DAC tax charge and state and local premium taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.

Death benefit proceeds and other policy distributions

     Generally, death benefits paid under policies such as yours are not subject to income tax. Earnings on your policy value are ordinarily not subject to income tax as long as we don't pay them out to you. If we do pay out any amount of your policy value upon surrender or partial withdrawal, all or part of that distribution would generally be treated as a return of the premiums you've paid and not subjected to income tax. However certain distributions associated with a reduction in death benefit or other policy benefits within the first 15 years after issuance of the policy are ordinarily taxable in whole or in part. Amounts you borrow are generally not taxable to you.

     However, some of the tax rules change if your policy is found to be a modified endowment contract. This can happen if you've paid premiums in excess of limits prescribed by the tax laws. Additional taxes and penalties may be payable for policy distributions of any kind. (See "7-pay premium limit and modified endowment contract status" below.)

     We expect the policy to receive the same Federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code (the "Code") defines a life insurance contract for Federal tax purposes. For a policy to be treated as a life insurance contract, it must satisfy either the cash value accumulation test or the guideline premium test. These tests limit the amount of premium that you may pay into the policy. We will monitor compliance with these standards. If we determine that a policy does not satisfy section 7702, we may take whatever steps are appropriate and reasonable to bring it into compliance with section 7702.

     If the policy complies with section 7702, the death benefit proceeds under the policy should be excludable from the beneficiary's gross income under section 101 of the Code.

     Increases in policy value as a result of interest or investment experience will not be subject to Federal income tax unless and until values are received through actual or deemed distributions. In general, the owner will be taxed on the amount of distributions that exceed the premiums paid under the policy. An exception to this general rule occurs in the case of a decrease in the policy's death benefit or any other change that reduces benefits under the policy in the first 15 years after the policy is issued and that results in a cash distribution to the policy owner. Changes that reduce benefits include partial withdrawals, death benefit option changes, and distributions required to keep the policy in compliance with section 7702. For purposes of this rule any distribution within the two years immediately before a reduction in benefits will also be treated as if it caused the reduction. A cash distribution that reduces policy benefits will be taxed in whole or in part (to the extent of any gain in the policy) under rules prescribed in section 7702. The taxable amount is subject to limits prescribed in section 7702(f)(7). Any taxable distribution will be ordinary income to the owner (rather than capital gain).

     Distributions for tax purposes include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy's ownership.

     It is possible that, despite our monitoring, a policy might fail to qualify as a life insurance contract under section 7702 of the Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if any of the funds failed to meet certain investment diversification or other requirements of the Code. If this were to occur, you would be subject to income tax on the income credited to the policy from the date of issue to the date of the disqualification and for subsequent periods.

     Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws will depend on the circumstances of each owner or beneficiary. If the person insured by the policy is also its owner, either directly or indirectly through an entity such as a revocable trust, the death benefit will be includible in his or her estate for purposes of the Federal estate tax. If the owner is not the person insured, the value of the policy will be includible in the owner's estate upon his or her death. Even if ownership has been transferred, the death proceeds or the policy value may be includible in the former owner's estate if the transfer occurred less than three years before the former owner's death or if the former owner retained certain kinds of control over the policy. You should consult your tax adviser regarding these possible tax consequences.

     Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy's ownership or making any assignment of ownership interests.

Policy Loans

     We expect that, except as noted below (see "7-Pay Premium Limit and Modified Endowment Contract Status"), loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, if the policy terminates for any reason, the amount of any outstanding loan that was not previously considered income will be treated as if it had been distributed to the owner upon such termination. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans, you might find yourself having to choose between high premiums required to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

Diversification Rules and Ownership of the Account

     Your policy will not qualify for the tax benefits of a life insurance contract unless the Account follows certain rules requiring diversification of investments underlying the policy. In addition, the rules require that the policy owner not have "investment control" over the underlying assets.

     In certain circumstances, the owner of a variable life insurance policy may be considered the owner, for federal income tax purposes, of the assets of the separate account used to support the policy. In those circumstances, income and gains from the separate account assets would be includible in the policy owner's gross income. The Internal Revenue Service ("IRS") has stated in published rulings that a variable policy owner will be considered the owner of separate account assets if the policy owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the "extent to which Policyholders may direct their investments to particular sub-accounts of a separate account without being treated as owners of the underlying assets". As of the date of this prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable life insurance or annuity contract despite the owner's ability to allocate funds among as many as twenty subaccounts.

     The ownership rights under your policy are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that policyholders were not owners of separate account assets. Since you have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible that you would be treated as the owner of your policy's proportionate share of the assets of the Account.

     We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that the funds will be able to operate as currently described in the series funds' prospectuses, or that a series fund will not have to change any fund's investment objectives or policies. We have reserved the right to modify your policy if we believe doing so will prevent you from being considered the owner of your policy's proportionate share of the assets of the Account, but we are under no obligation to do so.

7-pay Premium Limit and Modified Endowment Contract Status

     At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.

     The 7-pay limit is the total of net level premiums that would have been payable at any time for a comparable fixed policy to be fully "paid-up" after the payment of 7 equal annual premiums. "Paid-up" means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first 7 policy years exceed the 7-pay limit, the policy will be treated as a modified endowment contract, which can have adverse tax consequences.

     Policies classified as modified endowment contracts are subject to the following tax rules:

..    First, all partial withdrawals from such a policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the distribution over the investment in the policy at such time.

..    Second, loans taken from or secured by such a policy and assignments or pledges of any part of its value are treated as partial withdrawals from the policy and taxed accordingly. Past-due loan interest that is added to the loan amount is treated as an additional loan.

..    Third, a 10% additional income tax is imposed on the portion of any distribution (including distributions on surrender) from, or loan taken from or secured by, such a policy that is included in income except where the distribution or loan:

     .    is made on or after the date on which the policy owner attains age
          591/2;

     .    is attributable to the policy owner becoming disabled; or

     . is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policy owner or the joint lives (or joint life expectancies) of the policy owner and the policy owner's beneficiary.

     These exceptions to the 10% additional tax do not apply in situations where the policy is not owned by an individual.

     Furthermore, any time there is a "material change" in a policy, the policy will begin a new 7-pay testing period as if it were a newly-issued policy. The material change rules for determining whether a policy is a modified endowment contract are complex. In general, however, the determination of whether a policy will be a modified endowment contract after a material change generally depends upon the relationship among the death benefit of the policy at the time of such change, the policy value at the time of the change, and the additional premiums paid into the policy during the seven years starting with the date on which the material change occurs

     All modified endowment contracts issued by the same insurer (or its affiliates) to the same owner during any calendar year generally are required to be treated as one contract for the purpose of applying the modified endowment contract rules. A policy received in exchange for a modified endowment contract will itself also be a modified endowment contract. You should consult your tax adviser if you have questions regarding the possible impact of the 7-pay limit on your policy.

Corporate and H.R. 10 Retirement Plans

     The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of Section 401 of the Code. If so, the Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Code.

Withholding

     To the extent that policy distributions to you are taxable, they are generally subject to withholding for your federal income tax liability. However if you reside in the United States, you can generally choose not to have tax withheld from distributions.

Life Insurance Purchases by Residents of Puerto Rico

     In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service ruled that income received by residents of Puerto Rico under a life insurance policy issued by a United States company is U.S.-source income that is subject to United States federal income tax.

Life Insurance Purchases by Non-Resident Aliens

     If you are not a U.S. citizen or resident, you will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, you may be subject to state and/or municipal taxes and taxes imposed by your country of citizenship or residence. You should consult with a qualified tax adviser before purchasing a policy.

6. The disclosure under the section of the prospectus entitled "Distribution of Policies" is deleted and the following substituted is substituted in its place.

     John Hancock Distributors LLC ("JH Distributors"), a Delaware limited liability company affiliated with us, is the principal distributor and underwriter of the securities offered through this prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the John Hancock Trust, whose securities are used to fund certain investment accounts under the policies and under other annuity and life insurance products we offer.

     JH Distributors' principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5 and it also maintains offices with us at 197 Clarendon Street, Boston, Massachusetts 02116. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934 (the "1934 Act") and is a member of the National Association of Securities Dealers, Inc. (the "NASD").

     We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors. These broker-dealers may include our affiliate Signator Investors, Inc. In addition, we, either directly or through JH Distributors, have entered into agreements with other financial intermediaries that provide marketing, sales support and certain administrative services to help promote the policies ("financial intermediaries"). In a limited number of cases, we have entered into loans, leases or other financial agreements with these broker-dealers or financial intermediaries or their affiliates.

Compensation

     The broker-dealers and other financial intermediaries that distribute or support the marketing of our policies may be compensated by means of various compensation and revenue sharing arrangements. A general description of these arrangements is set out below under "Standard Compensation" and "Additional Compensation and Revenue Sharing". These arrangements may differ between firms, and not all broker-dealers or financial intermediaries will receive the same compensation and revenue sharing benefits for distributing our policies. Also, a broker-dealer may receive more or less compensation or other benefits for the promotion and sale of our policy than it would expect to receive from another issuer.

     Under their own arrangements, broker-dealers determine how much of any amounts received from us is to be paid to their registered representatives. Our affiliated broker-dealer may pay its registered representatives additional compensation and benefits, such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the policies that they would not receive in connection with the sale of policies issued by unaffiliated companies.

     Policy owners do not pay any compensation or revenue sharing benefits directly. These payments are made from JH Distributors' and our own revenues, profits or retained earnings, which may be derived from a number of sources, such as fees received from an underlying fund's distribution plan ("12b-1 fees"), the fees and charges imposed under the policy and other sources.

     You should contact your registered representative for more information on compensation arrangements in connection with your purchase of a policy. We provide the schedule of standard compensation as well as additional information on special compensation or reimbursement arrangements involving broker-dealers and other financial intermediaries in the Statement of Additional Information, which is available upon request.

     Standard Compensation. Through JH Distributors, JH U.S.A pays compensation to broker-dealers for the promotion and sale of the policies, and for providing ongoing service in relation to policies that have already been purchased. We may also pay a limited number of broker-dealers commissions or overrides to "wholesale" the policies; that is, to provide marketing support and training services to the broker-dealer firms that do the actual selling.

     Additional Compensation and Revenue Sharing. To the extent permitted by SEC and NASD rules and other applicable laws and regulations, we may enter into special compensation or reimbursement arrangements ("revenue sharing"), either directly or through JH Distributors, with selected broker-dealers and other financial intermediaries . In consideration of these arrangements, a firm may feature our policy in its sales system, give us preferential access to sales staff, or allow JH Distributors or its affiliates to participate in conferences, seminars or other programs attended by the firm's sales force. We hope to benefit from these revenue sharing and other arrangements through increased sales of our policies.

     Selling broker-dealers and other financial intermediaries may receive, directly or indirectly, additional payments in the form of cash, other compensation or reimbursement. These additional compensation or reimbursement arrangements may include, for example, payments in connection with the firm's "due diligence" examination of the policies, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for public, advertising and sales campaigns regarding the policies, payments to assist a firm in connection with its systems, operations and marketing expenses and/or other events or activities sponsored by the firms. We may contribute to, as well as sponsor, various educational programs, sales promotions, and/or other contests in which participating firms and their sales persons may receive gifts and prizes such as merchandise, cash or other rewards as may be permitted under NASD rules and other applicable laws and regulations.

7. The disclosure regarding the Statement of Additional Information that appears after the last page of the prospectus is deleted and the following substituted in its place.

     In addition to this prospectus, JH U.S.A. has filed with the SEC a Statement of Additional Information (the "SAI") which contains additional information about JH U.S.A. and the Account, including information on our history, services provided to the Account and legal and regulatory matters. The SAI and personalized illustrations of death benefits, policy values and surrender values are available, without charge, upon request. You may obtain the personalized illustrations from your JH U.S.A. representative. The SAI may be obtained by contacting the JH U.S.A. Service Office. You should also contact the JH Service Office to request any other information about your policy or to make any inquiries about its operation.